UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2015
Classes ADV, I, S and S2
Voya Partners, Inc.
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Voya Global Bond Portfolio

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VY® American Century Small-Mid Cap Value Portfolio

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VY® Baron Growth Portfolio

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VY® Columbia Contrarian Core Portfolio

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VY® Columbia Small Cap Value II Portfolio

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VY® Invesco Comstock Portfolio

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VY® Invesco Equity and Income Portfolio

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VY® JPMorgan Mid Cap Value Portfolio

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VY® Oppenheimer Global Portfolio

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VY® Pioneer High Yield Portfolio

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VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

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VY® T. Rowe Price Growth Equity Portfolio

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VY® Templeton Foreign Equity Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The
Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index	A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor’s.
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Government/Credit Bond Index	An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World ex-U.S. IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

Benchmark Descriptions (continued)

Index	Description
Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500™ Growth Index	Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500™ Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of midcapitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Portfolio Managers’ Report	Voya Global Bond Portfolio

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)

United States(1)	83.3%
Spain	4.5%
Cayman Islands	2.7%
Austria	1.5%
France	1.0%
Netherlands	1.0%
United Kingdom	0.8%
Germany	0.7%
Japan	0.4%
Sweden	0.4%
Countries between 0.0% – 0.3%^	2.1%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.0% – 0.3% of net assets.

(1)
Includes 22.6% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya High Yield Bond Fund.

Portfolio holdings are subject to change daily.
Voya Global Bond Portfolio (the “Portfolio”) seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, Mustafa Chowdhury and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -4.50% compared to the Barclays Global Aggregate Index, which returned -3.15% for the same period.
Portfolio Specifics: The main event of the fourth quarter — at least the most anticipated — was the first increase of interest rates in nearly a decade. The U.S. Federal Reserve Board (“Fed”) announced a 0.25% hike in the federal funds rate following the gathering of its policy-making Federal Open Market Committee (“FOMC”) in December; the increase brought the rate target to 0.25–0.50%. In its announcement, the FOMC cited considerable improvement in labor market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term.
The interest rate hike had already been priced into most asset classes, so it did not change the direction of the markets for the quarter. U.S. stocks posted high, single-digit gains despite reduced expectations of fourth quarter 2015 earnings; possibly due to early indications of a positive holiday shopping season. Though somewhat below U.S. equities, international stocks also posted gains. Oil prices continued to drop, sustaining losses for the quarter and for the full year. Bond prices generally declined, particularly among high-yield issues; the main exceptions were mortgage-backed securities. Bond yields, which
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Voya Emerging Markets Local Currency Debt Fund – Class P	8.4%
Voya Emerging Markets Hard Currency Debt Fund – Class P	6.4%
Voya Emerging Markets Corporate Debt Fund – Class P	4.2%
Voya High Yield Bond Fund – Class P	3.6%
Spain Government Bond, 1.600%, 04/30/25	3.3%
United States Treasury Note, 0.875%, 11/30/17	2.6%
Fannie Mae, 4.500%, 05/01/44	1.6%
Fannie Mae, 3.000%, 07/01/43	1.6%
Austria Government Bond, 1.650%, 10/21/24	1.5%
Spain Government Bond, 2.750%, 10/31/24	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
move in the opposite direction of bond prices, generally increased. The yield on the widely watched ten-year U.S. Treasury note began the year just below 2.2% and finished close to 2.3%.
The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year.
The Portfolio’s allocation to spread assets was the largest positive contributor to performance for the period. We remained generally overweight to corporate credit, both high yield and investment grade within the U.S. and emerging markets (“EM”). Since declining oil prices resulted in spread widening within high yield early in the year, the Portfolio moved more defensive in its allocation to the sector. Volatility within commodities resulted in a shift away from credits more sensitive to these price moves to a focus in higher quality, more consumer-related names that could take advantage of a resurgent consumer both in the U.S. and Europe. Additionally, the Portfolio favored mortgages as the U.S. housing market continued to gain steam throughout the year.
The overall foreign exchange allocation in the Portfolio added to performance for the period. EM currencies struggled for the year as growth across EM economies slowed. Positions such as the Mexican peso detracted from performance in response to the collapse of global commodities and slowing economic growth; however, developed market currency positioning more than offset negative performance from EM currencies. Overweight positioning during the first half of the year to the Swiss franc versus an underweight to the Euro resulted in solid returns. During the second and third quarters, the Portfolio maintained an overweight to the Euro and was underweight the dollar as we held a stronger view than the market on a

Voya Global Bond Portfolio	Portfolio Managers’ Report

European economic recovery. The Portfolio was also long the Japanese Yen (“JPY”) relative to USD at the end of the third quarter and fourth quarter resulting in negative performance for the Portfolio. We held a view that Abe and Kuroda lacked the joint will to stimulate growth further; however JPY performance was overwhelmed by risk on sentiment early in the fourth quarter. In the fourth quarter, our expectations of increased quantitative easing and rate cuts from the European Central Bank (“ECB”) led us to be short EUR. This position ultimately resulted in losses as the magnitude of ECB easing was less than half of market expectations. These losses were partly offset with gains in a short GBP position that expressed our view of a slowing economy with lower inflation expectations.
For the year, interest rate positioning detracted in all four quarters, including quarters 1, 2, and 4 in the U.S. as well as quarters 2, 3, and 4 in Europe. The Portfolio’s allocation to interest rate risk was the main detractor from performance as sovereign debt yields shifted dramatically as a result of negative macro headlines. The Portfolio’s allocation to developed market sovereigns underperformed the allocation to EM sovereigns for the period. The Portfolio’s short duration posture when rates rose in the U.S. and long duration positioning when rates fell in Germany provided nice returns early on in the year. During second and third quarters of the year, the Portfolio increased its duration as anticipation of an interest rate hike by the Fed declined, but decreased duration in the fourth quarter when a rate hike became more imminent. The Portfolio also capitalized on lower Italian 10-year interest rates relative to German 10-year interest rates. Carry in the portfolio arising from US and Euro interest rate derivatives further enhanced returns.
To manage interest rate risk during the period, the portfolio used government bond futures and interest rate swaps. To manage currency risk we employed currency forwards, occasionally using currency options to limit risk in adverse scenarios. Occasionally, we used index credit default swaps to manage exposure to spread sectors. The use of derivatives contributed to performance.
Current Strategy and Outlook: Our view is that U.S. growth is poised to stay closely tethered to a frustratingly low potential rate. We believe momentum in the household formation rate is likely to continue and is a sign of the continued resilience of the U.S. consumer. However, a continued cautious stance towards leverage, particularly within the millennial generation, is subduing the upside to growth. While U.S. dollar strength will continue to weigh on near term growth prospects, we believe this headwind will wane throughout 2016.
The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention from investors this year. We believe G-3 central banks will be progressively less effective in either calibrating monetary policy to economic conditions or achieving desired growth or inflation outcomes. Central Banks are addressing only the demand side of the economy while there is significant supply side weakness arising from historically low productivity growth and low labor force participation. Central bank policy deployment is now more likely to cause market confusion and volatility, in contrast to generally positive influence to markets over prior years.
The speed of the Fed’s normalization actions will be driven by supply-side and/or productivity improvements or lack thereof. We believe a continuation of the relatively muted growth in supply side factors would be received negatively by the market and would pressure the Fed to accelerate the near term pace of tightening while also lowering the terminal funds rate. Additionally, the lack of top-line revenue growth, paired with continued pressure for a larger share of income for labor, will pressure corporate margins from their historically high levels. We believe that higher levels of nominal growth will ultimately prove necessary for more leveraged entities.

*
Effective January 1, 2015, Mustafa Chowdhury was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Global Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-4.85%	0.13%	3.27%
Class I	-4.32%	0.64%	3.78%
Class S	-4.50%	0.40%	3.54%
Barclays Global Aggregate Index	-3.15%	0.90%	3.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was advised by a different sub-adviser.

VY® American Century Small-Mid Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	29.2%
Industrials	13.2%
Information Technology	10.2%
Energy	9.6%
Consumer Discretionary	8.3%
Utilities	7.5%
Health Care	7.2%
Consumer Staples	6.2%
Materials	5.1%
Telecommunication Services	0.8%
Exchange-Traded Funds	0.7%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® American Century Small-Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis, CFA, and Jeff John, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Vice President, Phillip N. Davidson, CFA, Chief Investment Officer — Value Equity and Senior Vice President, Michael Liss, CFA, CPA, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a “Sleeve”), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return -1.74% compared to the Russell 2500™ Value Index and the S&P SmallCap 600®/Citigroup Value Index, which returned -5.49% and -6.67%, respectively, for the same period.
Portfolio Specifics: Overall Portfolio — The portfolio outperformed the Russell 2500 Value benchmark due to security selection. Although the Russell 2500 Value is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000 Value and Russell Mid Cap Value benchmarks, respectively.
Small Cap Value Sleeve — Investments in the energy, consumer discretionary, and financials sectors added significantly to performance, while positions in the information technology, utilities, and consumer staples sectors detracted from returns. The Small Cap Value Sleeve outperformed the Russell 2000 Value Index due to security selection. Sector weightings were detractive on balance.
Two banking positions, Bank of the Ozarks and BankUnited, led contributors for the Sleeve. Bank of the Ozarks sold off early in the period but bounced back in the second quarter on solid loan growth and announced three acquisitions later in the year. BankUnited exhibited solid loan growth throughout the year. In the media space, Entravision, the largest Spanish-language broadcaster in the U.S., continued to benefit from news that television broadcasters may be able to auction off the excess broadcast spectrum they gained by switching from analog to digital. Additionally, the company should benefit from the 2016 U.S. presidential election cycle, as Latinos are a significant demographic for candidates.
Cumulus Media detracted from relative returns as core advertising trends weakened across the industry. The company’s integration of its acquisition of the Westwood One network was slower and more expensive than hoped, as it worked to unlock the considerable value in Westwood
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Sysco Corp.	2.3%
Northern Trust Corp.	2.1%
Republic Services, Inc.	1.7%
Zimmer Biomet Holdings, Inc.	1.4%
Imperial Oil Ltd.	1.3%
LifePoint Hospitals, Inc.	1.3%
Applied Materials, Inc.	1.2%
Weyerhaeuser Co.	1.2%
Tyco International Plc	1.2%
Cameron International Corp.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
One’s content. In the materials sector, Horsehead Holdings Corporation added new, low-cost capacity but experienced cost overruns at a new plant. The team felt the company’s balance sheet was deteriorating and exited the portfolio’s position.
Mid Cap Value Sleeve — Positions in the consumer staples, utilities, and energy sectors contributed the most to performance, while positions in the information technology and financials sectors detracted from returns. The Mid Cap Value Sleeve outperformed the Russell Mid Cap Value Index due to security selection. Sector allocations detracted slightly from relative performance.
Waste management company Republic Services contributed as the company continued to execute well and has minimal exposure to emerging markets and foreign currency issues. The team trimmed its position on outperformance. A lack of exposure to Freeport-McMoRan was helpful when the company sold shares in a secondary offering in the third quarter and the stock sold off.
A non-index position in Devon Energy detracted after the company announced a $2 billion acquisition of Felix Energy. Shares of natural gas producer EQT Corp. underperformed as warm weather caused weak natural gas consumption and drove commodity prices to decade lows.
Current Strategy and Outlook: We continue to be bottom-up investment managers, building our portfolios one stock at a time, a process that seeks exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of December 31, 2015, the Mid Cap Value Sleeve is notably overweight the consumer staples sector and also has a significant overweight in energy stocks. The Portfolio has smaller overweights in the industrials and health care sector. The Small Cap Value Sleeve, as of December 31, 2015, maintained substantial overweights in the materials and industrials sectors and a smaller overweight to consumer discretionary companies. The Portfolio’s greatest underweights are in the financials and utilities sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® American Century Small-Mid Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-1.97%	10.06%	8.08%	—
Class I	-1.54%	10.61%	8.61%	—
Class S	-1.74%	10.34%	8.35%	—
Class S2	-1.91%	10.18%	—	19.17%
Russell 2500TM Value Index	-5.49%	9.23%	6.51%	18.66%
S&P SmallCap 600®/Citigroup Value Index	-6.67%	10.37%	7.17%	19.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Baron Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Consumer Discretionary	30.9%
Information Technology	18.1%
Financials	17.3%
Industrials	10.5%
Health Care	9.7%
Consumer Staples	7.5%
Utilities	2.2%
Materials	2.1%
Telecommunication Services	0.9%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Baron Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -5.03% compared to the Russell 2000® Growth Index and the Russell 2500™ Growth Index, which returned -1.38% and -0.19%, respectively, for the same period.
Portfolio Specifics: Many sectors and capitalization ranges experienced significant volatility in 2015, in reaction to geopolitical events, global monetary policies, sagging oil and commodity prices, and a strengthening U.S. dollar. For the first seven and a half months of 2015, the markets generally increased. In late August, and again in late September, however, stocks plunged sharply, largely as a reaction to the collapse of China’s A-shares stock market and concerns around a slowing Chinese economy. In October, the markets again reversed course, boosted by signals from central banks that they would extend the global trend of easy monetary policy. Toward the end of the year, the Federal Reserve Board (“Fed”) raised interest rates for the first time since 2006. After an initial rally, the markets sold off over concerns about the implications of Fed tightening in the face of lingering concerns around employment trends, soft commodity prices, slowing overseas growth, and weakness in corporate earnings.
Information technology (“IT”) and consumer discretionary were the top contributors to performance in 2015. IT had a solid year, with gains in 12 of 13 sector holdings, led by application software. Consumer discretionary investments had a mixed year, although contributors outweighed detractors. The sector included ski resort company Vail Resorts, Inc. and corporate-sponsored childcare company Bright Horizons Family Solutions, Inc., the top and second largest contributors to performance.
Industrials, consumer staples, and health care were the top sector detractors. Industrials holdings were pressured by foreign exchange headwinds. The sector included the portfolio’s third biggest detractor, shortline railroad Genesee & Wyoming, Inc. Consumer staples was hurt by poor performance of the second biggest detractor, United Natural Foods, Inc. Health care was pressured by weakness in the stock of top detractor Community Health Systems, Inc.
Outperformance of consumer discretionary and IT investments and lower exposure to the poor performing materials sector contributed the most to relative results. Within consumer discretionary, outperformance of Vail Resorts, Inc., Bright Horizons Family Solutions, Inc., and Under Armour,
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Vail Resorts, Inc.	7.2%
Under Armour, Inc.	4.6%
Gartner, Inc.	4.1%
Middleby Corp.	4.1%
CoStar Group, Inc.	3.8%
Choice Hotels International, Inc.	3.4%
Bright Horizons Family Solutions, Inc.	3.4%
SS&C Technologies Holdings, Inc.	3.1%
Mettler Toledo International, Inc.	2.7%
MAXIMUS, Inc.	2.7%
Portfolio holdings are subject to change daily.
Inc. added value and overshadowed the negative effect of larger exposure to this lagging sector. Strength in IT was partly attributable to outperformance of application software investments and larger exposure to this strong performing sub-industry. Larger exposure to the outperforming IT consulting & other services sub-industry also aided relative results. These positive effects were somewhat offset by lack of exposure to semiconductor stocks, which rose 8.3% within the Russell 2000® Growth index.
Health care, industrials, consumer staples, and financials investments were the primary detractors from relative performance. Within health care, underperformance of Community Health Systems, Inc. and lower exposure to outperforming biotechnology and health care equipment stocks detracted the most from relative results. Weakness in industrials was mainly due to the underperformance of Genesee & Wyoming, Inc., CaesarStone Sdot-Yam Ltd., Colfax Corp., and Generac Holdings, Inc. Consumer staples holdings trailed their counterparts in the Russell 2000® Growth index after falling 18.1%, with United Natural Foods, Inc. and The Boston Beer Company, Inc. leading the decline. Within financials, underperformance of asset management & custody bank holdings, led by Cohen & Steers, Inc., The Carlyle Group, and Artisan Partners Asset Management, Inc., and larger exposure to this lagging sub-industry hurt relative results.
Current Strategy and Outlook: As long-term, fundamental, bottom-up investors, we are continuing to position the Portfolio to benefit from what we believe to be growth opportunities over the long term. We think the U.S. economy will continue on its path to recovery, which is good news for the types of companies in which we invest. At the same time, we think the process of deleveraging from historical highs could take years, during which interest rates will remain relatively low, in our view. We also believe that low oil prices, which have dampened economic growth in the past year due to the negative impact on the energy sector and its suppliers, will be offset by faster growth in the rest of the economy in part spurred by the lower cost of energy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Baron Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-5.27%	10.68%	7.26%	—
Class I	-4.75%	11.24%	7.80%	—
Class S	-5.03%	10.97%	7.54%	—
Class S2	-5.17%	10.81%	—	19.23%
Russell 2000® Growth Index	-1.38%	10.67%	7.95%	20.02%
Russell 2500TM Growth Index	-0.19%	11.43%	8.49%	20.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Columbia Contrarian Core Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	21.2%
Financials	18.5%
Health Care	18.4%
Consumer Discretionary	12.0%
Industrials	9.6%
Consumer Staples	7.9%
Energy	5.5%
Telecommunication Services	2.7%
Materials	1.5%
Utilities	1.4%
Assets in Excess of Other Liabilities	1.3%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
VY® Columbia Contrarian Core Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC (“CMIA”) — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 2.98% compared to the Russell 1000® Index, which returned 0.92% for the same period.
Portfolio Specifics: During the reporting period, stock selection was the primary driver of performance, with strong stock selection in the information technology sector, while the detractors were driven primarily from stock selection in the financials and consumer discretionary sectors. An underweight to the poor performing energy sector also contributed positively.
In the tech sector, the top contributor in the Portfolio for the period was Activision Blizzard. The video game maker finished a strong year with its “Call of Duty” franchise dominating holiday sales within the industry and its massive active user base leaving room for additional cross sell and monetization opportunities as its highly profitable franchises, including “World of Warcraft,” “Call of Duty” and “Destiny,” will be leveraged on other platforms and media (online, mobile, social networking, film and video). During the period, the company also announced it was acquiring King Digital Entertainment, maker of the popular “Candy Crush Saga” game, which will further enable Activision Blizzard to extend its presence across the fast-growing mobile gaming category.
Alphabet Inc. was also a top contributor as the company delivered strong results driven primarily by Google mobile search and YouTube. YouTube’s revenue continues to grow rapidly as a result of hours watched and demand for TrueView ads by advertisers. TrueView ads allow viewers to skip ads after five seconds or select which ads they want to view. Sponsors pay
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Apple, Inc.	3.4%
Citigroup, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Microsoft Corp.	2.7%
Verizon Communications, Inc.	2.7%
Berkshire Hathaway, Inc. – Class B	2.6%
CVS Health Corp.	2.6%
Medtronic PLC	2.6%
Alphabet, Inc. - Class C	2.4%
Johnson & Johnson	2.4%
Portfolio holdings are subject to change daily.
only for ads that are viewed in their entirety. Google is well-positioned to continue to capture an increasing percentage of advertisers’ wallet share with unified ad campaigns that optimize spending across channels and products, and new measurement tools that ensure better understanding of their online to offline conversions.
Range Resources Inc., an independent oil and natural gas company that was added to the Portfolio in March of this year, was the top detractor in the Portfolio for the period. The stock dropped approximately 54%, driven by earnings and revenue misses. We sold the stock before the end of the period.
Current Strategy and Outlook: In 2016, we expect continued slow earnings growth and a more volatile stock market. Earnings growth ended 2015 essentially flat, which was a let-down given estimates at the start of the year targeting high single digits. At this time, we feel the market will take its cue from the global macroeconomic outlook. The perception that there will be a recovery of global growth would be welcomed and the opposite would have a negative impact on markets. From a long term standpoint, we believe equities remain an attractive asset class even though the short-term market backdrop is less certain.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Columbia Contrarian Core Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	2.75%	10.59%	5.68%
Class I	3.25%	11.15%	6.21%
Class S	2.98%	10.88%	5.94%
Russell 1000® Index	0.92%	12.44%	7.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to October 31, 2005, the Portfolio was advised by a different sub-adviser. Prior to April 30, 2013, the Portfolio was advised by a different sub-adviser.

VY® Columbia Small Cap Value II Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	38.2%
Industrials	13.4%
Consumer Discretionary	11.6%
Information Technology	10.8%
Health Care	6.3%
Energy	4.9%
Materials	4.6%
Utilities	4.5%
Consumer Staples	3.4%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Columbia Small Cap Value II Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph. D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -2.74% compared to the Russell 2000® Value Index, which returned -7.47% for the same period.
Portfolio Specifics: During the reporting period, stock selection accounted for the overwhelming majority of outperformance, with strongest stock selection in the financials sector, followed by energy, consumer discretionary and industrials. This was slightly offset by poorer stock selection in the consumer staples sector. An overweight to health care stocks helped, and an overweight to the poor performing consumer discretionary sector detracted.
The Portfolio’s holdings in life insurer Symetra Financial benefitted from news of an acquisition agreement with a Japanese insurance company, sending the company’s stock price higher.
In consumer discretionary, signs of improving consumer spending aided the sector. Stock selection was favorable in apparel (Skechers U.S.A, Inc.) and household durables (Helen of Troy Limited). These two holdings contributed strongly to the Portfolio’s relative outperformance. Skechers continued to advance strongly on robust athletic and apparel trends in the U.S., product innovation combined with a sound marketing strategy and broad expansion internationally. Helen of Troy also continued its incremental rise through solid product positioning of its hair care appliances, accessories and related consumer products.
In the health care sector, PharMerica Corporation advanced on general merger and acquisition activity in the service area
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Sterling Bancorp/DE	1.5%
Amerisafe, Inc.	1.5%
Argo Group International Holdings Ltd.	1.4%
Independent Bank Corp.	1.4%
CubeSmart	1.4%
PharMerica Corp.	1.4%
Renasant Corp.	1.4%
Community Bank System, Inc.	1.3%
Avista Corp.	1.3%
Fairchild Semiconductor International, Inc.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
highlighting the company’s franchise value as well as pharmacy sales to long term care facilities.
Swift Transportation Company, the largest truckload carrier in North America, was the top detractor in the Portfolio for the period. The company earnings came in below estimates and guidance, and in the face of the current headwinds - no fleet growth, lowered pricing expectations, and the absence of any material utilization improvement - we sold the stock.
Current Strategy and Outlook: In 2016, we expect continued slow earnings growth and a more volatile stock market. Earnings growth ended 2015 essentially flat, which was a let-down given estimates at the start of the year targeting high single digits. At this time we feel the market will take its cue from the global macroeconomic outlook. We continue to believe that our focus on small-cap value companies with strong underlying earnings prospects and attractively priced shares has the potential to reward investors. We remain focused on our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point. We seek out stocks that are both inexpensive and show improving operating performance/metrics.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Columbia Small Cap Value II Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006	Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-3.21%	9.25%	5.60%	—	—	—
Class I	-2.74%	9.80%	—	5.88%	—	—
Class S	-2.95%	9.51%	—	—	5.67%	—
Class S2	-3.19%	9.33%	—	—	—	18.40%
Russell 2000® Value Index	-7.47%	7.67%	3.75%	4.37%	4.41%	17.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Invesco Comstock Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	28.3%
Consumer Discretionary	14.7%
Energy	13.0%
Information Technology	12.8%
Health Care	11.0%
Industrials	6.9%
Consumer Staples	4.7%
Materials	1.7%
Utilities	1.1%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Invesco Comstock Portfolio (the “Portfolio”) seeks capital growth and income. The Portfolio is managed by Kevin Holt, Lead Portfolio Manager, Devin E. Armstrong, James N. Warwick, and Charles DyReyes, Product Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares, provided a total return of  -5.97% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned -3.83% and 1.38%, respectively, for the same period.
Portfolio Specifics: On the positive side of sector performance, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period.
Stock selection within consumer staples also contributed to relative performance. ConAgra Foods shares benefited after the packaged foods maker reported earnings that exceeded analysts’ estimates towards the end of the reporting period, causing the stock to post double digit returns. Also, not owning Proctor & Gamble, which is a large benchmark holding that posted negative performance for the period helped relative performance.
A material underweight in utilities also helped relative performance, as utilities stocks posted negative returns for the period. We continue to believe utilities remain overvalued, as a sector.
On the negative side, weak stock selection and an underweight to healthcare stocks was a large detractor to relative performance. Specifically, being underweight within the healthcare equipment and services industry hurt performance. Also, not owning select names within pharmaceuticals, like Eli Lilly and Company, hurt performance as that stock posted a return of over 20% for the period.
Stock selection and an underweight in financials also acted as a large detractor to performance. Within diversified financials, Morgan Stanley and State Street underperformed the sector and benchmark, posting double digit negative returns. Although Morgan Stanley
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Citigroup, Inc.	4.8%
JPMorgan Chase & Co.	3.8%
Bank of America Corp.	3.0%
Carnival Corp.	2.9%
Cisco Systems, Inc.	2.4%
General Electric Co.	2.3%
Suncor Energy, Inc.	2.1%
Wells Fargo & Co.	2.1%
Merck & Co., Inc.	2.0%
General Motors Co.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
reported profits and revenues that beat estimates, financial stocks in general declined in the latter part of the period due to concerns about a prolonged low interest rate environment. Not owning real estate also hurt performance.
Stock selection and an overweight within the energy sector also hurt performance, mainly due to the declining prices of oil. Notably, Royal Dutch Shell and Murphy Oil Corp. were two of the largest relative detractors within the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell, a non-benchmark and top holding within the portfolio, underperformed the sector and benchmark for the period.
Current Strategy and Outlook: Although the Portfolio is underweight financials and overweight in energy compared to the Russell 1000® Value Index, we have a favorable view of large diversified financials companies and have been taking advantage of what we perceive to be weakness in the energy sector to add to the Portfolio’s energy position. The Portfolio’s exposure in each sector has a higher volatility than the Russell 1000® Value Index. Therefore, we believe the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

*
Effective November 9, 2015, Matthew Seinsheimer was removed as a portfolio manager of the Portfolio and Charles DyReyes was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Invesco Comstock Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-6.19%	9.72%	5.27%
Class I	-5.76%	10.26%	5.79%
Class S	-5.97%	9.99%	5.53%
Russell 1000® Value Index	-3.83%	11.27%	6.16%
S&P 500® Index	1.38%	12.57%	7.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Invesco Equity and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	26.5%
Health Care	9.1%
Energy	8.5%
Information Technology	8.3%
U.S. Treasury Notes	8.2%
Industrials	6.4%
Consumer Discretionary	5.8%
Consumer Staples	5.0%
Consumer, Non-cyclical	4.7%
Technology	3.3%
Communications	2.4%
Telecommunication Services	1.8%
U.S. Treasury Bonds	1.6%
Consumer, Cyclical	1.3%
Utilities	1.1%
Materials	0.4%
Basic Materials	0.3%
Federal Home Loan Mortgage Corporation	0.1%
Foreign Government Bonds	0.1%
Federal National Mortgage Association	0.1%
Municipal	0.1%
Assets in Excess of Other Liabilities*	4.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Invesco Equity and Income Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, James O. Roeder, Sergio Marcheli, Mary Jayne Maly and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.*
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -2.31% compared to the Russell 1000® Value Index, Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Barclays U.S. Government/Credit Index, which returned -3.83%, 0.15% and -2.03%, respectively, for the same period.
Portfolio Specifics: On the positive side, strong stock selection within the information technology sector was a large contributor to the Portfolio’s relative returns for the reporting period. Notably, Amdocs within software and services was a large driver of performance, posting returns in double-digits for the reporting period. UK-based Amdocs’ stock price rallied when the company reported record revenues in July of 2015, after expanding their product suite and renewing major service contracts. Also, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S. based companies held in the Portfolio. The use of currency forward contracts had a large positive impact on the Portfolio’s relative performance. This was mainly due to the strength of the U.S. dollar. Energy was one of the worst performing sectors during the period, with continued weakness in oil prices driving down stock prices. As such, the Portfolio’s meaningful underweight in the sector was a positive contributor to relative return. Stock selection in consumer discretionary also added to relative returns. Within the sector, Carnival Corp. was a notable contributor, posting returns over 20% for the period. The cruise line operator reported higher-than-expected earnings and raised its outlook for 2016.
On the negative side, stock selection and an underweight within the industrials sector detracted from the Portfolio’s relative performance. Tyco International within commercial and professional services performed poorly for the reporting period, posting negative double-digit returns. In the 4th quarter, Tyco met analysts’ earnings expectations; however, revenue numbers fell short due to the impact from foreign currency. Stock selection in consumer staples also dampened relative performance. Notably,
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

JPMorgan Chase & Co.	3.2%
United States Treasury Note, 1.250%, 12/15/18	3.1%
Citigroup, Inc.	3.1%
United States Treasury Note, 0.875%, 11/30/17	3.1%
General Electric Co.	2.5%
Bank of America Corp.	1.9%
United States Treasury Note, 1.625%, 11/30/20	1.9%
Morgan Stanley	1.6%
Carnival Corp.	1.4%
PNC Financial Services Group, Inc.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Archer-Daniels-Midland stock sold off during the 4th quarter as investors weighed 3rd quarter profits that missed analyst expectations and guidance that the company may continue to have a challenging operating environment due to the strong U.S. dollar and depressed ethanol margins. Stock selection and the allocation to healthcare stocks hurt performance, as well. Specifically, an underweight to healthcare services and not owning names like Cigna Corp. were large detractors, as those stocks performed well for the period.
The Portfolio’s allocation to high grade bonds posted flat returns, whereas convertible bonds posted negative returns. However, the Portfolio’s allocation to bonds contributed to relative performance versus the Russell 1000® Value index, as bonds outperformed large value equities, which posted negative returns. Cash is utilized for investment opportunities and the fixed income allocation potentially provides income and capital preservation during equity market downturns.
Current Strategy and Outlook: Equity markets experienced continued volatility during the reporting period based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects to the global economy from falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

*
Brian Jurkash was added as a portfolio manager in April 2015. Effective January 25, 2016, Matthew Titus was added as a portfolio manager of the Portfolio. Effective March 1, 2016, Mary Jayne Maly will be removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Invesco Equity and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-2.55%	7.73%	5.72%	—
Class I	-2.06%	8.27%	6.25%	—
Class S	-2.31%	8.00%	5.98%	—
Class S2	-2.44%	7.84%	—	12.87%
Russell 1000® Value Index	-3.83%	11.27%	6.16%	17.87%
Barclays U.S. Government/Credit Index	0.15%	3.39%	4.47%	4.47%
60% Russell 1000® Value Index/40% Barclays U.S. Government/Credit Index	-2.03%	8.28%	5.82%	12.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® JPMorgan Mid Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Financials	33.0%
Consumer Discretionary	17.8%
Utilities	10.8%
Industrials	9.3%
Information Technology	9.3%
Consumer Staples	6.3%
Health Care	5.4%
Materials	5.4%
Energy	3.5%
Liabilities in Excess of Other Assets*	(0.8)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Mid Cap Value Portfolio (the “Portfolio”) seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford, CFA, and Gloria Fu, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of  -3.04% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -4.78% for the same period.
Portfolio Specifics: The Portfolio outperformed the Index during the year. The strategy’s historical performance remained strong with positive alpha in all standard time periods.
Within the consumer staples sector, we saw solid performance from Kroger, which had another excellent year as it continued to consecutively post strong top-line growth. The company has positioned itself well for the shift in consumer eating trends by offering a wide range of price points. Kroger has been investing in its omni-channel platform, growing its organic food selection, and successfully winning market share from its main competitors. We are impressed with management’s innovative thinking and strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks. We view Kroger as a top supermarket operator that should continue to gain market share in 2016.
Although stock selection and sector overweight in consumer discretionary detracted from results this year, the position in Expedia performed well. The global expansion of mobile connectivity has driven rapid growth in online travel expenditures, allowing online travel agencies (“OTA”) such as Expedia to take market share from traditional travel agencies. The OTA market continued to consolidate in 2015 largely due to Expedia’s activity in the merger-and-acquisition space. Expedia has strengthened its position as the online market leader through the acquisitions of Travelocity, Orbitz and HomeAway. Organic growth was strong this year in the hotel and airline segments, and management proved that they remain focused on returning cash to shareholders with a $10 million increase to the company’s stock repurchase plan.
Stock selection within the materials sector was strong this year largely due to our position in Airgas (“ARG”) and our lack of ownership in Freeport-McMoran (“FCX”). The French industrial gas company, Air Liquide, announced it would acquire ARG, one of the largest suppliers of industrial, medical and specialty gases, to expand its footprint in the U.S. The agreed upon price was 50% above the one-month average stock price prior to the announcement. We chose not to purchase FCX due to deteriorating business fundamentals in their mining business as they are experiencing decreased demand and weak pricing. FCX’s heavy exposure to commodity price volatility conflicts with our investment philosophy of owning high quality companies with stable end products.
An underweight to the energy sector was the largest contributor to relative performance this year. Despite strong sector allocation, a few of our energy names, such as Southwestern Energy and Energen were among the worst-performing names in the Portfolio. Southwestern Energy, a major natural gas
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Jack Henry & Associates, Inc.	1.9%
Mohawk Industries, Inc.	1.8%
M&T Bank Corp.	1.8%
Loews Corp.	1.6%
Fifth Third Bancorp	1.6%
Arrow Electronics, Inc.	1.6%
Synopsys, Inc.	1.5%
Energen Corp.	1.5%
SunTrust Bank	1.5%
Kroger Co.	1.5%
Portfolio holdings are subject to change daily.
exploration and production company, had a challenging year navigating the weak natural gas price environment, hurt by the resilient production levels from the shale gas producers. Additionally, the warmer-than-usual fall and winter has created an oversupplied gas market, further exacerbating the price weakness. Despite these headwinds, Southwestern Energy is trading at a sharp discount to net asset value as their assets in the Marcellus, Appalachia and Fayetteville regions are among the highest quality. At these price levels, we believe the risk/reward of company’s stock falls in our favor. Energen, an oil and natural gas exploration and production company, had a difficult year as commodity prices continued to fall. Despite the weak macro environment, the company is seeing growth in its Midland Basin assets where Energen should continue to benefit from drilling efficiencies and higher-margin volume growth in 2016. We are impressed by management’s commitment to a strong balance sheet. At these low commodity price levels, we believe Energen still has enough liquidity to fund its operations through 2017. We feel confident management will be able to fully utilize available resources to weather these tough times.
Current Strategy and Outlook: The financial sector remains the largest absolute sector weight within the Portfolio. As value investors, we are able to find high-quality financial companies that are trading at what we believe to be attractive valuations. The increase in the fed funds rate that was initiated at the December Federal Reserve Board meeting was welcome news as, in our opinion, the Portfolio is well positioned to benefit as the interest rate environment normalizes. We expect that bank holdings will see meaningful net interest margin expansion over time as short-term interest rates increase.
The consumer discretionary sector continues to be where we find some of our highest-conviction ideas and is the largest overweight position relative to the benchmark. In the consumer discretionary space, the Portfolio’s traditional retail holdings are developing effective omni-channel retailing systems that blend the best of online and brick and mortar retailing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® JPMorgan Mid Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	-3.27%	12.10%	7.99%	—
Class I	-2.77%	12.67%	8.53%	—
Class S	-3.04%	12.38%	8.26%	—
Class S2	-3.20%	12.21%	—	19.39%
Russell Midcap® Value	-4.78%	11.25%	7.61%	20.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Oppenheimer Global Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)

United States	45.1%
Japan	12.4%
Germany	9.2%
United Kingdom	5.6%
Switzerland	5.1%
France	4.6%
India	3.3%
Spain	3.2%
Sweden	3.1%
Netherlands	2.3%
Countries between 0.3% – 1.7%^	4.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 5 countries, which each represents 0.3% – 1.7% of net assets.
Portfolio holdings are subject to change daily.
VY® Oppenheimer Global Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, CFA, Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 3.84% compared to the MSCI All Country World IndexSM, which returned -2.36% for the same period.
Portfolio Specifics: The Portfolio outperformed the MSCI All Country World IndexSM in seven out of ten sectors, led by stock selection in information technology and industrials, and underweight positions in energy and materials, which were the two worst performing sectors of the Index. The Portfolio underperformed the MSCI All Country World IndexSM in the consumer staples sector due to an underweight position and stock selection, and in the health care sector as a result of stock selection.
On a country basis, stock selection in the United States was the strongest contributor to performance. Stock selection and an overweight position in Japan and an underweight position in Canada also contributed positively to relative performance. Detractors from performance included stock selection in India, an overweight position in Brazil and stock selection in Denmark.
Top contributors to performance this period included information technology stocks Alphabet, Inc. (United States), Altera Corp. (United States), Murata Manufacturing Co., Ltd. (Japan) and Adobe Systems, Inc. (United States). Airbus Group SE (Industrials) (France) also contributed positively to performance. Alphabet is the new holding company vehicle for what was previously known as Google, now a mere division. The company reorganized the structure of the company in a way which will make it easier for investors to see the value in its core businesses and more easily assess the progress of their developing ones. We initiated a position in Alphabet several years ago due to its dominance in a variety of fast growing areas in e-commerce and mobility. In our view, given its strengths, and the durability of these strengths, it was unusually cheap, valued at essentially a market multiple. The valuation is a bit higher now but the business remains one of significant structural opportunity. Altera is a key player in the programmable logic device (“PLD”) niche of the semiconductor industry. In contrast to application-specific integrated circuits, PLDs can be reconfigured to address the unique needs of respective users. Recognizing the value of Altera’s intellectual property, Intel, the largest chip maker, announced plans to acquire Altera. The acquisition was completed late in the year. Murata Manufacturing Co. Ltd. is a Japan-based smartphone ceramic capacitor manufacturer. The company has exceeded earnings expectations due to robust, global sales of high-end smartphones. As a component manufacturer with both Apple and Samsung as customers, it does not matter which company wins the next product refresh. Adobe Systems, Inc. performed well and reported a sharp increase in quarterly sales and profits for its fiscal fourth quarter. After declining in 2014 on fears of Europe and oil prices potentially reducing new orders, Airbus performed positively in 2015. None of these issues are especially important to the bigger economic case for Airbus. A snapback was to be expected.
The most significant detractors from performance this period included SunEdison, Inc. (Information Technology) (United States), ICICI Bank Ltd. (Financials) (India), Tiffany & Co. (Consumer Discretionary) (United States), bluebird bio, Inc. (Health Care) (United States) and LM Ericsson Telefon AB (“Ericsson”) (Information Technology) (Sweden). SunEdison, Inc. is a position we initiated during the reporting period, in a period of sharp decline in its share price. The company is a developer of technologies in the field of solar power. During the reporting period, concerns developed about the durability of their finances. Accelerating the share decline may have the involvement of hedge funds that
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

McGraw-Hill Cos., Inc.	2.6%
Aetna, Inc.	2.4%
Airbus Group SE	2.3%
Alphabet, Inc. - Class C	2.3%
Murata Manufacturing Co., Ltd.	2.3%
Alphabet, Inc. - Class A	2.2%
Adobe Systems, Inc.	2.2%
Colgate-Palmolive Co.	2.2%
Citigroup, Inc.	2.1%
Maxim Integrated Products	2.0%
Portfolio holdings are subject to change daily.
appear to have exhibited stop loss behaviors, needing a quick out as the share price declined. ICICI Bank Ltd. is the largest private sector bank in India. After the company’s share price nearly doubled since the third quarter of 2013, it underwent a correction this reporting period. This was not a major concern of ours, as India is among the most under-banked nations in the world. Shares of Tiffany & Co. fell early in the year as it experienced a soft holiday sales season due to some promotional missteps. Also, in contrast to its European luxury counterparts, it was negatively impacted by the sharp rise in the U.S. dollar. Despite much talk of China’s current slowdown, we believe our thesis on increasing consumption of luxury goods, particularly in the emerging markets, over the longer term remains intact. China has demonstrated an appetite for jewelry. Tiffany & Co. continues to improve its product offering, which has positive implications for margins, and continues to have a strong global brand, in our view. bluebird bio, inc. is a clinical-stage biotechnology company that experienced declines during the reporting period. Ericsson, a mobile network operator, underperformed for a few reasons: slower U.S. recovery, 4G peaking in China and no resolution of a patent dispute with Apple. We viewed these as transient factors and remained comfortable with our position in Ericsson at period-end.
Current Strategy and Outlook: At period end, the Portfolio had its largest overweight positions in information technology, health care, consumer discretionary and industrials. The Portfolio had its most significant underweight positions in energy, consumer staples, materials and utilities. On a country basis, the Portfolio had its largest overweight positions in Germany, Japan and France, with its most significant underweight positions in the United States, Canada and Australia. Despite being underweight the United States relative to the MSCI All Country World IndexSM, the Portfolio had its largest allocation to that country on an absolute basis at period-end.
Headlines have very little to do with the way we invest, other than perhaps creating opportunities to buy or add to companies where we believe that near-term concerns have caused share prices to dislocate from long-term fundamentals. The Portfolio is a long-term, growth-oriented investment portfolio. We use a bottom-up, fundamental approach and seek to invest only in high quality companies with above average, sustainable growth characteristics. We seek to add value via our individual stock selection, and make no effort to mimic the weights assigned to the benchmark by sector, region or country. Valuation is a critical part of our investment criteria. Assuming we properly understand a given set of business economics, we believe our returns are principally a function of paying an appropriate price.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Oppenheimer Global Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	3.56%	8.12%	5.76%	—
Class I	4.13%	8.65%	6.29%	—
Class S	3.84%	8.37%	6.03%	—
Class S2	3.74%	8.22%	—	16.59%
MSCI All Country World IndexSM	-2.36%	6.09%	4.76%	14.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to November 8, 2004, the Portfolio was advised by a different sub-adviser.

VY® Pioneer High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2015 (as a percentage of net assets)

Corporate Bonds/Notes	83.2%
Common Stock	6.5%
Preferred Stock	2.4%
Collateralized Mortgage Obligations	1.0%
Foreign Government Bonds**	0.0%
Rights**	0.0%
Assets in Excess of Other Liabilities*	6.9%
Net Assets	100.0%
* Includes short-term investments.
** Amount is less than 0.05%.
Portfolio holdings are subject to change daily.
VY® Pioneer High Yield Portfolio (the “Portfolio”) seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus, Director of High Yield and Senior Vice President, and Tracy Wright, Senior Vice President, Portfolio Managers, of Pioneer Investment Management, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -4.55% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned -4.64% and -10.29%, respectively, for the same period.
Portfolio Specifics: The Portfolio benefited during 2015 from our out of benchmark exposure of approximately 15% to convertible securities with a focus on technology and healthcare issuers. Healthcare was a strong contributor as issuers benefited from industry consolidation and ongoing favorable demographic trends. Technology also was a contributor. The modest energy allocation was a detractor.
Within high yield corporates, a significant contributor to relative returns was the underweight combined with security selection in the basic industry sector. The metals/mining sector was hurt by the sharp drop in prices experienced by most commodities throughout the year as a result of overcapacity and concerns about the pace of global growth. Issue selection in the homebuilding, healthcare, media and services sectors also helped. Additionally, the overweight to the banking sector and the underweight to energy contributed to relative returns. Both the underweight and security selection in the leisure and telecommunications sectors hurt returns.
The Portfolio’s underweight allocation to the lower-rated CCC quality tier was a strong relative contributor to performance as the more speculative credits significantly lagged during the period. Also, the 5.3% average allocation to floating rate bank loans helped relative returns during 2015 as securities positioned higher in the capital structure generally outperformed.
The Portfolio’s approximate 6% allocation to equity was a modest detractor during the year. The equity allocation was hurt by its energy and materials exposure. The healthcare and consumer discretionary sectors contributed to returns.
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Sprint Corp., 7.250%, 09/15/21	1.3%
Timberstar Trust, 7.530%, 10/15/36	1.0%
Scientific Games International, Inc., 10.000%, 12/01/22	1.0%
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	0.9%
VRX Escrow Corp., 5.875%, 05/15/23	0.8%
Forest City Enterprises, Inc.	0.8%
Ford Motor Co.	0.7%
Sealy Corp.	0.8%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.7%
Citigroup, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Securities contributing to performance included the convertible bond positions in healthcare focused Salix Pharmaceuticals, Emergent Biosolutions, Alere and Amarin. The convertible holding in Jarden Corporation also helped. The corporate bond positions in Rentech Nitrogen Partners, Lennar Corporation and Post Holdings were also contributors.
Securities detracting from performance included the corporate bond positions in Denbury Resources, Linn Energy and Scientific Games International. The convertible and corporate bond holdings in Chesapeake Energy also detracted.
Current Strategy and Outlook: We continue to hold overweights to asset rich industries such as healthcare and those with strong free cash flows generating capabilities such as technology, which offer significant asset value and strong downside protection. The average high yield index option-adjusted spread stands at 695 basis points (“bps”) (a basis point is one-hundredth of one percent) which is now well above its 550 bps long-term average. We believe current spread levels more than compensate for any default risk, which we believe will remain below the 4% long-term average through at least 2016. Our positive fundamental outlook is supported by the fact that issuers are generally maintaining strong margins and balance sheets. In addition, in our view, financial conditions remain positive with issuers continuing to have ample access to capital. Given our growth outlook, we will maintain our exposure to certain names in convertibles and equity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Pioneer High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class I January 3, 2006	Since Inception of Class S January 20, 2006
Class I	-4.55%	4.40%	7.19%	—
Class S	-4.79%	4.15%	—	6.95%
Bank of America/Merrill Lynch High Yield Master II Index	-4.64%	4.84%	6.80%	6.75%
Bank of American/Merrill Lynch All Convertibles (Speculative Grade) Index	-10.29%	5.01%	6.33%	6.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	20.8%
Consumer Discretionary	20.7%
Industrials	18.1%
Health Care	15.2%
Financials	9.6%
Consumer Staples	6.0%
Materials	6.0%
Energy	1.7%
Telecommunication Services	1.3%
Utilities	0.5%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, and Donald J. Easley, CFA, Vice President, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class S shares provided a total return of 1.72% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned -2.18% and -0.20%, respectively, for the same period.
Portfolio Specifics: Health care contributed most to relative outperformance, due to stock positioning and a strategic overweight. Synageva Biopharmaceutical and Thoratec both helped here. A developer of enzyme replacement therapies for extremely rare diseases, Synageva Biopharmaceutical benefited from Alexion Pharmaceuticals’ announcement that it would acquire the company with an eye toward expanding its drug pipeline.
In information technology, our stock holdings also outperformed their benchmark peers, most notably Verisign and Vantiv. Verisign, which manages the .com and .net domain name registry and provides various online security services, benefited from strong results driven in large part by increased demand in China. A credit and debit card processing provider, Vantiv beat sales and earnings estimates this past quarter, and we also believe that the company stands to benefit from helping card issuers comply with the new requirements for chip-and-PIN card systems in the U.S.
Financials was another area of relative strength, owing to stock selection. E*TRADE Financial provided a boost here, as this online brokerage received regulatory approval to put its excess capital reserves to work. The firm chose to pay down debt, and we believe it will continue to benefit from more flexible use of its funds.
Consumer staples hurt relative results, as our stock holdings ended slightly down in a quarter when consumer staples led
Top Ten Holdings as of December 31, 2015* (as a percentage of net assets)

Hanesbrands, Inc.	1.0%
Crown Castle International Corp.	1.0%
SBA Communications Corp.	1.0%
Ross Stores, Inc.	1.0%
Dollar General Corp.	0.9%
Autozone, Inc.	0.9%
Carmax, Inc.	0.8%
Southwest Airlines Co.	0.8%
Intuitive Surgical, Inc.	0.8%
Verisk Analytics, Inc.	0.8%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
the benchmark. Among our detrimental positions were Fresh Market and Monster Beverage. Fresh Market struggled amid strong competition from more established players within the organic grocery space. By contrast, Monster Beverage shares benefited from the company’s lucrative deal with Coca-Cola, and so our limited allocation to the company proved disadvantageous.
Current Strategy and Outlook: We anticipate that the U.S. economy should benefit from stable growth, driven by labor market strength, low inflation, and reduced fiscal headwinds. On balance, it is our opinion that the environment for growth stocks has the potential to remain favorable in 2016, though market volatility is likely to increase. We believe that interest rates may rise but will stay low, and the drop in energy costs could boost spending power for most consumers. Our strategy remains focused on growth companies with the ability to grow revenues and earnings regardless of the macroeconomic conditions, and we believe that the market will continue to reward our bottom-up, fundamentals-based approach.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	1.51%	10.98%	8.07%	—
Class I	2.02%	11.52%	8.60%	—
Class S	1.72%	11.25%	8.34%	—
Class S2	1.60%	11.08%	—	20.35%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%	19.86%
Russell Midcap® Growth Index	-0.20%	11.54%	8.16%	20.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking”statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to November 8, 2004, the Portfolio was advised by a different sub-adviser.

VY® T. Rowe Price Growth Equity Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2015 (as a percentage of net assets)

Information Technology	30.5%
Consumer Discretionary	27.1%
Health Care	21.3%
Industrials	10.4%
Financials	5.5%
Consumer Staples	2.2%
Materials	1.0%
Telecommunication Services	0.1%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® T. Rowe Price Growth Equity Portfolio (the “Portfolio”) seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares, provided a total return of 10.81% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 1.38% and 5.67%, respectively, for the same period.
Portfolio Specifics: Stock selection was the primary reason for outperformance by the Portfolio, and sector weighting was notably positive. Consumer discretionary was the leading relative outperformer, primarily driven by stock selection, but significant overweighting of the strongest performer in the benchmark also helped. Information technology outperformed largely on stock selection. The lack of energy stocks in the Portfolio also benefited results, as that was by far the worst performer in the benchmark. Industrials and business services was the largest relative detractor, mainly due to stock selection.
Consumer discretionary was the leading outperformer. Amazon.com continued to improve operating leverage in its core retail business throughout the year and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services (“AWS”) cloud-computing unit. Despite the stock’s runup, we believe there is room for improvement as retail margins ramp up from below normalized levels and the company benefits from the expanding higher margin and faster growth AWS unit.
Information technology also outperformed. Multiple factors drove shares of Alphabet higher, including strong earnings driven by the move to increase advertising coverage on mobile searches. The market was also encouraged by a new focus on expense discipline. Alphabet, the new holding company of Google, also instituted its first-ever share buyback program, indicating management’s move toward more shareholder-friendly behavior.
Industrials and business services was the largest detractor. American Airlines performed well early in 2015, but the stock began experiencing difficulty toward the end of the second quarter due to concerns that industry-wide capacity discipline may not remain in effect, which would hurt pricing power and reduce revenue. Canadian Pacific Railway shares lagged as investors became concerned that
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Amazon.com, Inc.	7.2%
Alphabet, Inc. - Class A	3.6%
Priceline.com, Inc.	3.5%
Microsoft Corp.	3.3%
Alphabet, Inc. - Class C	3.3%
Allergan plc	3.1%
Facebook, Inc.	2.9%
Danaher Corp.	2.8%
Visa, Inc. - Class A	2.7%
Mastercard, Inc.	2.7%
Portfolio holdings are subject to change daily.
a slowdown in crude shipments would start to pressure earnings of railway companies. Shares of Canadian Pacific fell further in the fourth quarter after the company announced plans to merge with competitor Norfolk Southern. Norfolk Southern has thus far rejected Canadian Pacific Railway’s offers.
Current Strategy and Outlook: Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth, generally favorable corporate earnings outside of the energy sector, higher merger activity, and central bank stimulus measures. Large-cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from its decelerating economy. Large-cap U.S. indexes experienced their first “correction,” typically defined as a drop of at least 10% from the highs, in the last four years. Growth stocks outpaced value shares according to Russell indexes, while large-cap shares generally outperformed small-caps.
We are optimistic about the longer-term prospects for large-cap growth stocks and expect the United States to generate moderate economic growth in 2016. We expect that the Federal Reserve Board is likely to raise short-term interest rates at a slower pace than the market currently expects, which should not hinder rising stock prices. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and geopolitical flare-ups could perpetuate the market’s recent volatility.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® T. Rowe Price Growth Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	10.25%	13.99%	8.48%	—
Class I	10.81%	14.56%	9.02%	—
Class S	10.54%	14.27%	8.75%	—
Class S2	10.38%	14.10%	—	20.00%
S&P 500® Index	1.38%	12.57%	7.31%	18.63%
Russell 1000® Growth Index	5.67%	13.53%	8.53%	19.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

VY® Templeton Foreign Equity Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2015 (as a percentage of net assets)

United Kingdom	20.5%
Germany	12.0%
France	11.5%
Switzerland	7.9%
Japan	6.9%
China	6.1%
South Korea	5.6%
Netherlands	5.4%
Italy	3.0%
Hong Kong	2.8%
Countries between 0.2% – 2.8%^	14.6%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.2% – 2.8% of net assets.
Portfolio holdings are subject to change daily.
VY® Templeton Foreign Equity Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Cindy L. Sweeting, CFA, Antonio T. Docal, CFA, and Peter A. Nori, CFA, Portfolio Managers of Templeton Investment Counsel, LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2015, the Portfolio’s Class I shares provided a total return of  -3.34% compared to the MSCI All Country World ex-U.S. IndexSM (“MSCI ACWI ex-U.S.”) and the MSCI EAFE® Index, which returned -5.66% and -0.81%, respectively, for the same period.
Portfolio Specifics: In an environment where international stocks ended the year lower, the Portfolio limited losses and performed better than the MSCI ACWI ex-U.S., supported by stock selection. From a regional standpoint, stock selection and an overweighting in Europe contributed to relative performance, while the Portfolio’s underweighting and stock selection in Japan, the world’s best performing developed market in 2015, led to underperformance for the Portfolio’s Asia allocation.
Turning to sectors, even-weighted materials holdings delivered strong relative returns, supported by an underweighting and stock selection in metals and mining and stock selection in the construction materials industry. For example, Irish building materials firm CRH PLC and German cement-maker HeidelbergCement AG, were among the top contributors as they benefited from industry consolidation and restructuring as well as improving end-market demand.
Stock selection in financials also contributed. SwissRe AG, the world’s second largest reinsurer, was a top performer, rallying to the highest levels in more than a decade due to benign natural weather events and successful operational and financial management. The financials sector more broadly represented compelling value, in our analysis, particularly in Europe. We believe falling provisions, easing regulatory pressures and eventual turns in the business and interest rate cycles should support book value and earnings recoveries in the restructured sector.
Stock selection in consumer discretionary, information technology and energy also contributed, as did an overweighting in health care. An overweighting in energy detracted, but stock selection offset the negative effect. Although the timing for a recovery in the broader energy sector remains uncertain, at year-end oil traded near the cash cost of production, a very depressed level realized only a few times in the past 25 years. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production
Top Ten Holdings as of December 31, 2015 (as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	2.5%
Teva Pharmaceutical Industries Ltd. ADR	2.3%
Roche Holding AG	2.2%
BNP Paribas	2.1%
Swiss Re Ltd.	1.9%
Credit Suisse Group AG	1.9%
Nissan Motor Co., Ltd.	1.9%
GlaxoSmithKline PLC	1.8%
CRH PLC - London	1.8%
AXA S.A.	1.8%
Portfolio holdings are subject to change daily.
necessary to meet global demand over the long term.
Detractors included an underweighted position in the defensive consumer staples sector. Despite the sector’s stable earnings and balance sheet profile, we found few opportunities among what we considered richly valued companies in a competitive industry selling commoditized products at single-digit profit margins. The few bargains we identified in consumer staples were mostly in special situations or restructuring. U.K. retailer Tesco PLC (“Tesco”), a significant detractor in 2015, is one such example. With sentiment at an all-time low, valuations we considered depressed, and progress evident under new management’s reorganization plan, Tesco appeared to us to be positioned for a long-term recovery. Stock selection in telecommunication services also lagged, pressured by Spanish mobile company Telefonica SA, which faced headwinds in its Latin American operations.
During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.
Current Strategy and Outlook: A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. We believe our style of investing has historically compounded positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. But, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position the Portfolio accordingly.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	VY® Templeton Foreign Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class I January 3, 2006	Since Inception of Class S January 12, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-3.83%	2.09%	0.96%	—	—	—
Class I	-3.34%	2.59%	—	3.19%	—	—
Class S	-3.57%	2.33%	—	—	2.91%	—
Class S2	-3.72%	2.19%	—	—	—	10.57%
MSCI ACWI ex-U.S.	-5.66%	1.06%	0.65%	2.71%	2.41%	10.72%
MSCI EAFE® Index	-0.81%	3.60%	0.77%	2.82%	2.54%	11.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
Voya Global Bond Portfolio
Class ADV	$1,000.00	$977.10	1.10%	$5.48	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	980.30	0.60	2.99	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	979.40	0.85	4.24	1,000.00	1,020.92	0.85	4.33
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$964.30	1.36%	$6.73	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	966.40	0.86	4.26	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	965.70	1.11	5.50	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	964.80	1.26	6.24	1,000.00	1,018.85	1.26	6.41
VY® Baron Growth Portfolio
Class ADV	$1,000.00	$920.30	1.49%	$7.21	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	923.10	0.99	4.80	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	921.50	1.24	6.01	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	921.00	1.39	6.73	1,000.00	1,018.20	1.39	7.07
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$997.90	1.18%	$5.94	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	1,000.60	0.68	3.43	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	999.10	0.93	4.69	1,000.00	1,020.52	0.93	4.74

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$929.00	1.36%	$6.61	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	931.30	0.86	4.19	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	930.10	1.11	5.40	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	929.10	1.26	6.13	1,000.00	1,018.85	1.26	6.41
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$933.00	1.22%	$5.94	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	935.10	0.72	3.51	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	934.10	0.97	4.73	1,000.00	1,020.32	0.97	4.94
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$964.30	1.14%	$5.64	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	966.40	0.64	3.17	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	965.20	0.89	4.41	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	964.70	1.02	5.05	1,000.00	1,020.06	1.02	5.19
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$954.10	1.36%	$6.70	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	956.80	0.86	4.24	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	955.30	1.11	5.47	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	954.30	1.26	6.21	1,000.00	1,018.85	1.26	6.41
VY® Oppenheimer Global Portfolio
Class ADV	$1,000.00	$939.10	1.25%	$6.11	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	941.40	0.75	3.67	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	940.10	1.00	4.89	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	939.60	1.15	5.62	1,000.00	1,019.41	1.15	5.85
VY® Pioneer High Yield Portfolio
Class I	$1,000.00	$915.00	0.71%	$3.43	1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	913.80	0.96	4.63	1,000.00	1,020.37	0.96	4.89
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$956.50	1.27%	$6.26	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	958.50	0.77	3.80	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	957.50	1.02	5.03	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	956.60	1.17	5.77	1,000.00	1,019.31	1.17	5.96
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,032.70	1.23%	$6.30	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,035.20	0.73	3.74	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,034.10	0.98	5.02	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,033.30	1.13	5.79	1,000.00	1,019.51	1.13	5.75
VY® Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$904.70	1.43%	$6.87	$1,000.00	$1,018.00	1.43%	$7.27
Class I	1,000.00	906.40	0.93	4.47	1,000.00	1,020.52	0.93	4.74
Class S	1,000.00	905.30	1.18	5.67	1,000.00	1,019.26	1.18	6.01
Class S2	1,000.00	905.00	1.33	6.39	1,000.00	1,018.50	1.33	6.77

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, each a series of Voya Partners, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2016

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
ASSETS:
Investments in securities at fair value+*	$180,552,569	$271,805,798	$842,852,503	$333,463,536
Investments in affiliates at fair value**	53,921,029	—	—	—
Short-term investments at fair value***	12,022,540	14,415,860	9,848,887	—
Total investments at fair value	$246,496,138	$286,221,658	$852,701,390	$333,463,536
Cash	—	—	—	7,996,171
Cash collateral for futures	2,110,207	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,388,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	1,430,000	—	—	—
Receivables:
Investment securities sold	1,544,435	547,021	1,901,520	141,703
Investment securities sold on a delayed-delivery or when-issued basis	291,145	—	—	—
Fund shares sold	271,195	27,289	1,798,188	3,459
Dividends	979	599,292	780,371	364,693
Interest	1,343,831	—	—	31
Foreign currency settlement (Note 13)	57,422	56	12,863	57,981
Foreign tax reclaims	—	—	—	3,831
Unrealized appreciation on forward foreign currency contracts	4,443,411	16,457	—	—
Prepaid expenses	535	601	1,914	714
Reimbursement due from manager	10,599	44,198	—	66,126
Other assets	9,573	4,779	18,077	8,423
Total assets	259,397,470	287,461,351	857,214,323	342,106,668
LIABILITIES:
Payable for investment securities purchased	—	731,425	—	1,540,374
Payable for investment securities purchased on a delayed-delivery or when-issued basis	6,315,690	—	—	—
Payable for fund shares redeemed	576,937	1,275,901	6,768,993	2,457,232
Payable for foreign cash collateral for futures*****	143,086	—	—	—
Payable upon receipt of securities loaned	7,383,540	7,642,699	—	—
Unrealized depreciation on forward foreign currency contracts	4,526,609	27,726	—	—
Variation margin payable on centrally cleared swaps	72,306	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	470,000	—	—	—
Payable for investment management fees	122,449	260,850	698,669	261,409
Payable for distribution and shareholder service fees	20,485	52,322	161,361	75,108
Payable to custodian due to bank overdraft	53,328	—	—	—
Payable to custodian due to foreign currency overdraft****	1,353,517	—	—	—
Payable to trustees under the deferred compensation plan (Note 6)	9,573	4,779	18,077	8,423
Payable for trustee fees	1,328	1,520	4,937	1,751
Other accrued expenses and liabilities	66,701	65,107	114,756	44,872
Total liabilities	21,115,549	10,062,329	7,766,793	4,389,169
NET ASSETS	$238,281,921	$277,399,022	$849,447,530	$337,717,499
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$260,477,303	$251,925,774	$336,876,357	$262,186,088
Undistributed (distributions in excess of) net investment income/ Accumulated net investment loss	(515,854)	4,090,003	(17,659)	11,151,533
Accumulated net realized gain (loss)	(6,239,479)	23,495,106	84,847,270	28,433,459
Net unrealized appreciation (depreciation)	(15,440,049)	(2,111,861)	427,741,562	35,946,419
NET ASSETS	$238,281,921	$277,399,022	$849,447,530	$337,717,499
+ Including securities loaned at value	$7,233,208	$7,458,299	$—	$—
* Cost of investments in securities	$182,465,088	$273,906,056	$415,110,941	$297,516,833
** Cost of investments in affiliates	$66,383,120	$—	$—	$—
*** Cost of short-term investments	$12,022,540	$14,415,860	$9,848,887	$—
**** Cost of foreign currency overdraft	$1,373,523	$—	$—	$—
***** Cost of payable for foreign cash collateral for futures	$143,086	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
Class ADV
Net assets	$26,374,087	$79,900,789	$90,913,545	$22,737,764
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,687,310	7,400,575	3,419,867	1,046,350
Net asset value and redemption price per share	$9.81	$10.80	$26.58	$21.73
Class I
Net assets	$168,738,824	$115,279,483	$193,600,718	$10,627,647
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,923,189	10,156,250	6,806,048	470,439
Net asset value and redemption price per share	$9.97	$11.35	$28.45	$22.59
Class S
Net assets	$43,169,010	$78,645,514	$559,237,436	$304,352,088
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,331,150	7,011,335	20,282,059	13,703,391
Net asset value and redemption price per share	$9.97	$11.22	$27.57	$22.21
Class S2
Net assets	n/a	$3,573,236	$5,695,831	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	331,545	213,711	n/a
Net asset value and redemption price per share	n/a	$10.78	$26.65	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$206,174,661	$507,905,196	$1,724,699,607	$625,949,709
Short-term investments at fair value**	5,109,137	28,499,873	155,328,095	13,187,586
Total investments at fair value	$211,283,798	$536,405,069	$1,880,027,702	$639,137,295
Cash	178	9,008	5,030	38,166
Foreign currencies at value***	—	507	495,242	—
Receivables:
Investment securities sold	36,743	692,011	523,527	—
Fund shares sold	821,722	766,652	1,484,614	259,310
Dividends	194,693	713,996	2,392,497	949,047
Interest	—	—	3,093,860	—
Foreign currency settlement (Note 13)	—	—	8,604	—
Foreign tax reclaims	—	156,518	294,271	—
Unrealized appreciation on forward foreign currency contracts	—	648,775	970,216	—
Prepaid expenses	465	1,175	3,985	1,371
Reimbursement due from manager	—	—	9,530	—
Other assets	5,369	14,234	53,838	9,868
Total assets	212,342,968	539,407,945	1,889,362,916	640,395,057
LIABILITIES:
Payable for investment securities purchased	219,288	268,521	389,201	48,969
Payable for fund shares redeemed	924,431	630,974	1,563,425	7,110,160
Payable upon receipt of securities loaned	—	2,490,134	72,856,452	11,324,364
Payable for investment management fees	155,053	322,713	964,206	445,673
Payable for distribution and shareholder service fees	42,774	79,919	320,234	104,439
Payable to trustees under the deferred compensation plan (Note 6)	5,369	14,234	53,838	9,868
Payable for trustee fees	1,160	2,828	10,016	3,459
Other accrued expenses and liabilities	24,904	53,021	118,162	82,604
Total liabilities	1,372,979	3,862,344	76,275,534	19,129,536
NET ASSETS	$210,969,989	$535,545,601	$1,813,087,382	$621,265,521
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$183,446,555	$608,292,316	$1,729,937,992	$453,963,130
Undistributed net investment income	598,885	988,549	3,193,599	3,516
Accumulated net realized gain (loss)	8,485,558	(115,973,715)	70,903,667	54,346,594
Net unrealized appreciation	18,438,991	42,238,451	9,052,124	112,952,281
NET ASSETS	$210,969,989	$535,545,601	$1,813,087,382	$621,265,521
+ Including securities loaned at value	$—	$2,428,639	$71,184,581	$11,010,866
* Cost of investments in securities	$187,735,670	$466,305,430	$1,716,593,503	$512,997,428
** Cost of short-term investments	$5,109,137	$28,499,873	$155,328,095	$13,187,586
*** Cost of foreign currencies	$—	$513	$495,388	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Class ADV
Net assets	$27,978,236	$34,395,214	$49,572,223	$90,817,613
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,786,008	2,282,848	1,215,107	4,867,628
Net asset value and redemption price per share	$15.67	$15.07	$40.80	$18.66
Class I
Net assets	$42,844,750	$198,366,670	$600,309,293	$227,934,544
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,658,611	13,066,107	14,474,552	11,974,047
Net asset value and redemption price per share	$16.12	$15.18	$41.47	$19.04
Class S
Net assets	$135,312,648	$302,783,717	$720,086,455	$298,607,186
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,437,958	19,957,210	17,501,535	15,808,931
Net asset value and redemption price per share	$16.04	$15.17	$41.14	$18.89
Class S2
Net assets	$4,834,355	n/a	$443,119,411	$3,906,178
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	309,418	n/a	10,913,573	209,969
Net asset value and redemption price per share	$15.62	n/a	$40.60	$18.60
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,580,135,580	$88,799,800	$827,245,150	$1,725,864,392
Short-term investments at fair value**	72,472,740	5,223,470	44,957,460	111,455,188
Total investments at fair value	$1,652,608,320	$94,023,270	$872,202,610	$1,837,319,580
Cash	—	4,548	830,996	1,615,375
Cash collateral for futures	—	243,880	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	200,000	—	—
Receivables:
Investment securities sold	—	2,384,854	960,036	—
Fund shares sold	23,303	102,307	27,637	232,392
Dividends	405,509	10,625	398,199	759,600
Interest	—	1,201,765	—	—
Foreign currency settlement (Note 13)	302,563	—	—	402,047
Foreign tax reclaims	583,430	—	—	60,287
Variation margin receivable on centrally cleared swaps	—	813	—	—
Prepaid expenses	3,419	224	1,771	3,547
Reimbursement due from manager	—	4,727	—	—
Other assets	45,071	3,633	20,435	31,868
Total assets	1,653,971,615	98,180,646	874,441,684	1,840,424,696
LIABILITIES:
Payable for investment securities purchased	—	2,340,000	62,458	1,730,212
Payable for fund shares redeemed	2,619,711	429,868	707,209	5,349,167
Payable upon receipt of securities loaned	49,184,412	—	44,494,247	72,625,813
Payable for investment management fees	956,973	58,228	526,412	1,035,500
Payable for distribution and shareholder service fees	97,799	811	20,182	178,924
Payable to trustees under the deferred compensation plan (Note 6)	45,071	3,633	20,435	31,868
Payable for trustee fees	8,484	571	4,378	8,341
Other accrued expenses and liabilities	457,572	12,124	89,189	190,225
Total liabilities	53,370,022	2,845,235	45,924,510	81,150,050
NET ASSETS	$1,600,601,593	$95,335,411	$828,517,174	$1,759,274,646
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$932,930,976	$116,127,966	$519,247,704	$1,096,210,216
Undistributed (distributions in excess of) net investment income	16,309,516	3,208,204	2,304,604	(32,269)
Accumulated net realized gain (loss)	86,320,984	(14,763,380)	98,222,397	181,735,971
Net unrealized appreciation (depreciation)	565,040,117	(9,237,379)	208,742,469	481,360,728
NET ASSETS	$1,600,601,593	$95,335,411	$828,517,174	$1,759,274,646
+ Including securities loaned at value	$47,337,016	$—	$43,488,320	$71,050,174
* Cost of investments in securities	$1,015,054,082	$97,969,905	$618,502,682	$1,244,497,546
** Cost of short-term investments	$72,472,740	$5,223,470	$44,957,460	$111,455,188
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV
Net assets	$110,372,308	n/a	$27,217,451	$202,306,993
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	6,378,629	n/a	2,769,608	2,476,469
Net asset value and redemption price per share	$17.30	n/a	$9.83	$81.69
Class I
Net assets	$1,254,237,876	$91,559,738	$766,591,030	$1,124,420,639
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	69,792,241	8,502,632	72,319,521	13,053,026
Net asset value and redemption price per share	$17.97	$10.77	$10.60	$86.14
Class S
Net assets	$231,620,672	$3,775,673	$30,613,515	$427,185,998
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,326,142	351,036	2,972,159	5,091,758
Net asset value and redemption price per share	$17.38	$10.76	$10.30	$83.90
Class S2
Net assets	$4,370,737	n/a	$4,095,178	$5,361,016
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	257,602	n/a	415,804	65,103
Net asset value and redemption price per share	$16.97	n/a	$9.85	$82.35
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

VY® Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$695,852,126
Short-term investments at fair value**	34,523,830
Total investments at fair value	$730,375,956
Cash	676,973
Foreign currencies at value***	516
Receivables:
Fund shares sold	4,656,252
Dividends	1,181,700
Foreign currency settlement (Note 13)	1,974,841
Foreign tax reclaims	1,042,301
Prepaid expenses	1,617
Reimbursement due from manager	12,321
Other assets	42,055
Total assets	739,964,532
LIABILITIES:
Payable for fund shares redeemed	844,965
Payable upon receipt of securities loaned	15,523,830
Payable for investment management fees	547,202
Payable for distribution and shareholder service fees	122,380
Payable to trustees under the deferred compensation plan (Note 6)	42,055
Payable for trustee fees	4,109
Other accrued expenses and liabilities	193,451
Total liabilities	17,277,992
NET ASSETS	$722,686,540
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$792,011,916
Undistributed net investment income	21,744,257
Accumulated net realized loss	(160,962,495)
Net unrealized appreciation	69,892,862
NET ASSETS	$722,686,540
+ Including securities loaned at value	$14,742,324
* Cost of investments in securities	$625,817,843
** Cost of short-term investments	$34,523,773
*** Cost of foreign currencies	$516
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

VY® Templeton Foreign Equity Portfolio
Class ADV
Net assets	$35,751,134
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	3,226,953
Net asset value and redemption price per share	$11.08
Class I
Net assets	$186,601,766
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	16,658,322
Net asset value and redemption price per share	$11.20
Class S
Net assets	$497,824,134
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	44,762,281
Net asset value and redemption price per share	$11.12
Class S2
Net assets	$2,509,506
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	226,920
Net asset value and redemption price per share	$11.06
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,171	$6,188,458	$9,366,369	$5,884,781
Interest	7,222,908	—	—	597
Dividends from affiliated underlying funds	2,534,880	—	—	—
Securities lending income, net	18,255	110,196	—	—
Total investment income	9,781,214	6,298,654	9,366,369	5,885,378
EXPENSES:
Investment management fees(1)	1,500,091	3,213,282	9,026,546	3,034,378
Distribution and shareholder service fees:
Class ADV	148,425	421,879	521,850	100,220
Class S	116,825	219,597	1,616,391	797,378
Class S2	—	16,157	32,716	—
Transfer agent fees	383	924	1,425	618
Administrative service fees(1)	93,366	104,883	348,180	118,004
Shareholder reporting expense	18,250	40,005	94,082	28,092
Professional fees	23,176	25,552	61,260	26,151
Custody and accounting expense	74,432	124,025	122,256	44,285
Trustee fees	7,967	9,123	29,625	10,508
Miscellaneous expense	18,039	19,059	51,100	18,537
Interest expense	2,360	585	5,566	—
Total expenses	2,003,314	4,195,071	11,910,997	4,178,171
Net waived and reimbursed fees	(142,336)	(934,721)	(6,543)	(895,419)
Brokerage commission recapture	—	—	(3,207)	(33,328)
Net expenses	1,860,978	3,260,350	11,901,247	3,249,424
Net investment income (loss)	7,920,236	3,038,304	(2,534,878)	2,635,954
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,708,968)	26,117,556	86,241,289	30,285,684
Sale of affiliated underlying funds	(4,172,706)	—	—	—
Foreign currency related transactions	(9,349,939)	1,092,835	11,773	52,838
Futures	1,315,608	—	—	—
Swaps	(2,971,336)	—	—	—
Written options	3,869,332	—	—	—
Net realized gain (loss)	(18,018,009)	27,210,391	86,253,062	30,338,522
Net change in unrealized appreciation (depreciation) on:
Investments	(2,243,362)	(35,554,669)	(129,335,954)	(22,253,588)
Affiliated underlying funds	(982,279)	—	—	—
Foreign currency related transactions	3,128,192	(47,534)	74	13,036
Futures	(793,316)	—	—	—
Swaps	(800,529)	—	—	—
Written options	(19,338)	—	—	—
Net change in unrealized appreciation (depreciation)	(1,710,632)	(35,602,203)	(129,335,880)	(22,240,552)
Net realized and unrealized gain (loss)	(19,728,641)	(8,391,812)	(43,082,818)	8,097,970
Increase (decrease) in net assets resulting from operations	$(11,808,405)	$(5,353,508)	$(45,617,696)	$10,733,924
* Foreign taxes withheld	$—	$19,743	$14,314	$20,297

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,125,908	$12,997,632	$30,799,061	$11,506,542
Interest	—	—	12,181,561	—
Securities lending income, net	—	98,853	570,317	2,697
Total investment income	3,125,908	13,096,485	43,550,939	11,509,239
EXPENSES:
Investment management fees(1)	1,892,093	3,775,354	11,874,112	5,449,867
Distribution and shareholder service fees:
Class ADV	146,665	189,124	257,885	470,933
Class S	376,447	868,033	2,019,841	835,030
Class S2	24,419	—	2,437,527	24,272
Transfer agent fees	658	1,353	2,709	704
Administrative service fees(1)	79,482	183,116	695,221	238,384
Shareholder reporting expense	29,573	45,625	126,875	68,985
Registration fees	—	—	1,095	—
Professional fees	20,605	34,310	141,310	50,370
Custody and accounting expense	26,276	97,090	259,475	79,205
Trustee fees	6,959	16,965	60,095	20,753
Miscellaneous expense	16,267	31,888	113,127	48,037
Interest expense	16	—	—	18
Total expenses	2,619,460	5,242,858	17,989,272	7,286,558
Net waived and reimbursed fees	(71,992)	(93,750)	(992,407)	(4,854)
Brokerage commission recapture	(24,697)	(6,899)	(33,378)	(5,173)
Net expenses	2,522,771	5,142,209	16,963,487	7,276,531
Net investment income	603,137	7,954,276	26,587,452	4,232,708
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,134,398	41,800,027	73,190,916	55,658,161
Foreign currency related transactions	—	4,786,231	9,748,471	—
Net realized gain	21,134,398	46,586,258	82,939,387	55,658,161
Net change in unrealized appreciation (depreciation) on:
Investments	(28,061,517)	(89,582,034)	(149,964,701)	(79,176,650)
Foreign currency related transactions	—	(325,562)	(1,496,328)	—
Net change in unrealized appreciation (depreciation)	(28,061,517)	(89,907,596)	(151,461,029)	(79,176,650)
Net realized and unrealized loss	(6,927,119)	(43,321,338)	(68,521,642)	(23,518,489)
Decrease in net assets resulting from operations	$(6,323,982)	$(35,367,062)	$(41,934,190)	$(19,285,781)
* Foreign taxes withheld	$9,324	$288,449	$825,140	$—

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$28,683,794	$384,840	$7,719,942	$11,262,395
Interest	8,144	6,109,108	—	—
Securities lending income, net	1,526,917	—	510,529	304,047
Total investment income	30,218,855	6,493,948	8,230,471	11,566,442
EXPENSES:
Investment management fees(1)	11,319,279	758,340	6,188,794	11,153,176
Distribution and shareholder service fees:
Class ADV	542,859	—	151,844	938,328
Class S	595,314	10,957	74,149	1,007,543
Class S2	22,765	—	21,028	24,905
Transfer agent fees	2,188	648	1,397	2,883
Administrative service fees(1)	557,558	40,184	291,035	523,201
Shareholder reporting expense	161,172	17,155	76,479	133,479
Professional fees	116,510	13,608	55,391	108,808
Custody and accounting expense	422,437	25,550	104,305	241,336
Trustee fees	50,901	3,422	26,270	50,042
Miscellaneous expense	79,742	8,595	37,782	65,515
Interest expense	—	—	263	2,514
Total expenses	13,870,725	878,459	7,028,737	14,251,730
Net waived and reimbursed fees	(4,553)	(55,577)	(4,206)	(101,142)
Brokerage commission recapture	—	(239)	(17)	(10,128)
Net expenses	13,866,172	822,643	7,024,514	14,140,460
Net investment income (loss)	16,352,683	5,671,305	1,205,957	(2,574,018)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	100,324,141	(1,410,316)	99,490,810	183,660,306
Foreign currency related transactions	251,954	—	—	418,060
Futures	—	91,023	—	—
Swaps	—	38,467	—	—
Net realized gain (loss)	100,576,095	(1,280,826)	99,490,810	184,078,366
Net change in unrealized appreciation (depreciation) on:
Investments	(50,509,264)	(8,716,053)	(83,377,794)	(19,215,215)
Foreign currency related transactions	53,725	—	—	439
Futures	—	(22,685)	—	—
Swaps	—	(44,589)	—	—
Net change in unrealized appreciation (depreciation)	(50,455,539)	(8,783,327)	(83,377,794)	(19,214,776)
Net realized and unrealized gain (loss)	50,120,556	(10,064,153)	16,113,016	164,863,590
Increase (decrease) in net assets resulting from operations	$66,473,239	$(4,392,848)	$17,318,973	$162,289,572
* Foreign taxes withheld	$1,688,287	$—	$22,433	$17,120

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

VY® Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$25,484,746
Interest	2,617
Securities lending income, net	855,368
Total investment income	26,342,731
EXPENSES:
Investment management fees(1)	6,952,089
Distribution and shareholder service fees:
Class ADV	198,374
Class S	1,413,957
Class S2	11,542
Transfer agent fees	1,253
Administrative service fees(1)	283,572
Shareholder reporting expense	73,050
Professional fees	55,002
Custody and accounting expense	302,435
Trustee fees	24,655
Miscellaneous expense	84,943
Interest expense	132
Total expenses	9,401,004
Net waived and reimbursed fees	(156,716)
Brokerage commission recapture	(14,927)
Net expenses	9,229,361
Net investment income	17,113,370
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,575,986
Foreign currency related transactions	1,875,763
Net realized gain	28,451,749
Net change in unrealized appreciation (depreciation) on:
Investments	(68,785,113)
Foreign currency related transactions	11,945
Net change in unrealized appreciation (depreciation)	(68,773,168)
Net realized and unrealized loss	(40,321,419)
Decrease in net assets resulting from operations	$(23,208,049)
* Foreign taxes withheld	$2,310,763

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		VY® American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$7,920,236	$12,389,576	$3,038,304	$3,911,807
Net realized gain (loss)	(18,018,009)	(7,213,226)	27,210,391	57,937,406
Net change in unrealized appreciation (depreciation)	(1,710,632)	(3,176,868)	(35,602,203)	(19,173,176)
Increase (decrease) in net assets resulting from operations	(11,808,405)	1,999,482	(5,353,508)	42,676,037
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(114,685)	(1,133,028)	(943,984)
Class I	—	(1,849,829)	(2,364,293)	(2,025,981)
Class S	—	(296,298)	(1,308,701)	(1,186,565)
Class S2	—	—	(43,628)	(23,116)
Net realized gains:
Class ADV	—	—	(16,172,736)	(12,843,745)
Class I	—	—	(23,979,645)	(19,472,109)
Class S	—	—	(15,919,521)	(13,873,858)
Class S2	—	—	(639,323)	(418,876)
Total distributions	—	(2,260,812)	(61,560,875)	(50,788,234)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,497,148	14,678,953	24,872,268	43,456,299
Reinvestment of distributions	—	2,260,812	61,560,875	50,788,234
	7,497,148	16,939,765	86,433,143	94,244,533
Cost of shares redeemed	(49,345,165)	(50,787,435)	(64,589,400)	(152,989,535)
Net increase (decrease) in net assets resulting from capital share transactions	(41,848,017)	(33,847,670)	21,843,743	(58,745,002)
Net decrease in net assets	(53,656,422)	(34,109,000)	(45,070,640)	(66,857,199)
NET ASSETS:
Beginning of year or period	291,938,343	326,047,343	322,469,662	389,326,861
End of year or period	$238,281,921	$291,938,343	$277,399,022	$322,469,662
Undistributed net investment income/Accumulated net investments loss at end of year or period	$(515,854)	$2,772,329	$4,090,003	$4,778,941

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Baron Growth Portfolio		VY® Columbia Contrarian Core Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$(2,534,878)	$3,028,876	$2,635,954	$2,929,509
Net realized gain	86,253,062	73,161,869	30,338,522	38,496,638
Net change in unrealized appreciation (depreciation)	(129,335,880)	(34,136,106)	(22,240,552)	2,079,591
Increase (decrease) in net assets resulting from operations	(45,617,696)	42,054,639	10,733,924	43,505,738
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(51,188)	—	(146,230)	(112,210)
Class I	(1,281,940)	(762,616)	(120,209)	(105,520)
Class S	(1,817,615)	(535,394)	(2,665,751)	(2,590,384)
Class S2	(10,839)	(9,273)	—	—
Net realized gains:
Class ADV	(7,956,319)	(1,793,066)	(2,307,141)	(2,100,491)
Class I	(16,920,166)	(3,916,469)	(1,206,112)	(1,350,174)
Class S	(47,874,375)	(11,070,262)	(35,019,245)	(40,149,084)
Class S2	(484,995)	(100,704)	—	—
Total distributions	(76,397,437)	(18,187,784)	(41,464,688)	(46,407,863)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	34,281,041	66,706,432	18,857,402	32,189,740
Reinvestment of distributions	76,397,437	18,187,784	41,464,688	46,407,863
	110,678,478	84,894,216	60,322,090	78,597,603
Cost of shares redeemed	(203,226,667)	(230,556,638)	(53,225,750)	(68,347,084)
Net increase (decrease) in net assets resulting from capital share transactions	(92,548,189)	(145,662,422)	7,096,340	10,250,519
Net increase (decrease) in net assets	(214,563,322)	(121,795,567)	(23,634,424)	7,348,394
NET ASSETS:
Beginning of year or period	1,064,010,852	1,185,806,419	361,351,923	354,003,529
End of year or period	$849,447,530	$1,064,010,852	$337,717,499	$361,351,923
Undistributed (distributions in excess of) net investment income at end of year or period	$(17,659)	$2,927,220	$11,151,533	$2,924,735

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Small Cap Value II Portfolio		VY® Invesco Comstock Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$603,137	$857,989	$7,954,276	$8,379,700
Net realized gain	21,134,398	20,004,933	46,586,258	62,146,491
Net change in unrealized appreciation (depreciation)	(28,061,517)	(13,107,266)	(89,907,596)	(17,797,366)
Increase (decrease) in net assets resulting from operations	(6,323,982)	7,755,656	(35,367,062)	52,728,825
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(75,657)	(92,128)	(775,483)	(684,628)
Class I	(281,364)	(231,900)	(5,351,730)	(3,056,581)
Class S	(483,770)	(301,525)	(7,603,995)	(7,164,868)
Class S2	(21,449)	(16,920)	—	—
Total distributions	(862,240)	(642,473)	(13,731,208)	(10,906,077)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,522,023	101,567,544	116,065,545	176,901,259
Reinvestment of distributions	862,240	642,473	13,731,208	10,906,077
	27,384,263	102,210,017	129,796,753	187,807,336
Cost of shares redeemed	(54,259,618)	(62,885,471)	(114,041,864)	(123,556,176)
Net increase (decrease) in net assets resulting from capital share transactions	(26,875,355)	39,324,546	15,754,889	64,251,160
Net increase (decrease) in net assets	(34,061,577)	46,437,729	(33,343,381)	106,073,908
NET ASSETS:
Beginning of year or period	245,031,566	198,593,837	568,888,982	462,815,074
End of year or period	$210,969,989	$245,031,566	$535,545,601	$568,888,982
Undistributed net investment income at end of year or period	$598,885	$857,988	$988,549	$2,019,041

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Equity and Income Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$26,587,452	$23,970,346	$4,232,708	$5,870,848
Net realized gain	82,939,387	165,375,547	55,658,161	96,022,768
Net change in unrealized appreciation (depreciation)	(151,461,029)	(61,888,899)	(79,176,650)	(2,497,019)
Increase (decrease) in net assets resulting from operations	(41,934,190)	127,456,994	(19,285,781)	99,396,597
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(921,211)	(609,164)	(377,888)	(557,039)
Class I	(14,265,378)	(10,642,922)	(2,143,085)	(2,825,478)
Class S	(15,265,238)	(12,476,571)	(1,937,538)	(2,815,938)
Class S2	(8,811,979)	(6,589,109)	(19,270)	(39,286)
Net realized gains:
Class ADV	(4,055,040)	(1,298,506)	(13,223,638)	(5,003,963)
Class I	(50,510,479)	(17,942,741)	(35,398,660)	(15,175,805)
Class S	(62,177,273)	(25,536,665)	(45,650,719)	(20,943,381)
Class S2	(38,137,778)	(14,282,158)	(649,788)	(303,318)
Total distributions	(194,144,376)	(89,377,836)	(99,400,586)	(47,664,208)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,358,738	85,106,952	49,706,246	56,082,178
Proceeds from shares issued in merger (Note 14)	—	1,400,213,515	—	—
Reinvestment of distributions	194,144,376	89,377,836	99,400,586	47,664,208
	223,503,114	1,574,698,303	149,106,832	103,746,386
Cost of shares redeemed	(333,647,596)	(323,833,395)	(131,017,273)	(154,469,981)
Net increase (decrease) in net assets resulting from capital share transactions	(110,144,482)	1,250,864,908	18,089,559	(50,723,595)
Net increase (decrease) in net assets	(346,223,048)	1,288,944,066	(100,596,808)	1,008,794
NET ASSETS:
Beginning of year or period	2,159,310,430	870,366,364	721,862,329	720,853,535
End of year or period	$1,813,087,382	$2,159,310,430	$621,265,521	$721,862,329
Undistributed net investment income at end of year or period	$3,193,599	$6,410,004	$3,516	$236,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Oppenheimer Global Portfolio		VY® Pioneer High Yield Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$16,352,683	$22,196,860	$5,671,305	$6,111,043
Net realized gain (loss)	100,576,095	128,057,325	(1,280,826)	4,633,438
Net change in unrealized appreciation (depreciation)	(50,455,539)	(109,887,134)	(8,783,327)	(10,322,519)
Increase (decrease) in net assets resulting from operations	66,473,239	40,367,051	(4,392,848)	421,962
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,084,846)	(828,803)	—	—
Class I	(19,318,309)	(16,555,290)	(5,539,616)	(5,902,329)
Class S	(3,033,566)	(2,294,916)	(210,519)	(192,274)
Class S2	(54,499)	(44,585)	—	—
Net realized gains:
Class ADV	(8,315,481)	(1,471,549)	—	—
Class I	(100,091,139)	(19,161,555)	—	—
Class S	(18,803,314)	(3,303,767)	—	—
Class S2	(376,490)	(64,256)	—	—
Total distributions	(151,077,644)	(43,724,721)	(5,750,135)	(6,094,603)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	94,529,991	58,362,659	12,634,324	27,951,610
Reinvestment of distributions	151,077,644	43,724,721	5,750,135	6,094,603
	245,607,635	102,087,380	18,384,459	34,046,213
Cost of shares redeemed	(202,359,715)	(298,181,303)	(34,934,776)	(28,792,935)
Net increase (decrease) in net assets resulting from capital share transactions	43,247,920	(196,093,923)	(16,550,317)	5,253,278
Net decrease in net assets	(41,356,485)	(199,451,593)	(26,693,300)	(419,363)
NET ASSETS:
Beginning of year or period	1,641,958,078	1,841,409,671	122,028,711	122,448,074
End of year or period	$1,600,601,593	$1,641,958,078	$95,335,411	$122,028,711
Undistributed net investment income at end of year or period	$16,309,516	$23,404,553	$3,208,204	$3,169,121

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$1,205,957	$1,672,712	$(2,574,018)	$(1,742,915)
Net realized gain	99,490,810	130,307,409	184,078,366	242,928,704
Net change in unrealized appreciation (depreciation)	(83,377,794)	(37,524,909)	(19,214,776)	(112,699,410)
Increase in net assets resulting from operations	17,318,973	94,455,212	162,289,572	128,486,379
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(7,890)	—	—
Class I	—	(2,088,115)	—	—
Class S	—	(11,072)	—	—
Class S2	—	(1,180)	—	—
Net realized gains:
Class ADV	(4,928,655)	(1,976,917)	(28,240,157)	(11,953,361)
Class I	(119,999,747)	(52,939,583)	(150,611,865)	(72,666,041)
Class S	(4,330,538)	(2,001,564)	(60,500,345)	(24,431,255)
Class S2	(689,460)	(235,821)	(740,378)	(256,132)
Total distributions	(129,948,400)	(59,262,142)	(240,092,745)	(109,306,789)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,636,631	17,929,392	285,115,923	152,663,324
Reinvestment of distributions	129,948,400	59,262,142	240,092,745	109,306,789
	168,585,031	77,191,534	525,208,668	261,970,113
Cost of shares redeemed	(87,954,330)	(113,441,115)	(262,660,670)	(311,468,327)
Net increase (decrease) in net assets resulting from capital share transactions	80,630,701	(36,249,581)	262,547,998	(49,498,214)
Net increase (decrease) in net assets	(31,998,726)	(1,056,511)	184,744,825	(30,318,624)
NET ASSETS:
Beginning of year or period	860,515,900	861,572,411	1,574,529,821	1,604,848,445
End of year or period	$828,517,174	$860,515,900	$1,759,274,646	$1,574,529,821
Undistributed (distributions in excess of) net investment income at end of year or period	$2,304,604	$(18,084)	$(32,269)	$(26,371)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Foreign Equity Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$17,113,370	$29,635,498
Net realized gain	28,451,749	35,572,487
Net change in unrealized appreciation (depreciation)	(68,773,168)	(128,123,640)
Decrease in net assets resulting from operations	(23,208,049)	(62,915,655)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,326,137)	(910,170)
Class I	(8,274,865)	(5,906,833)
Class S	(19,973,007)	(14,604,147)
Class S2	(83,426)	(45,628)
Total distributions	(29,657,435)	(21,466,778)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,587,391	50,603,767
Reinvestment of distributions	29,657,435	21,466,778
	57,244,826	72,070,545
Cost of shares redeemed	(124,914,543)	(180,342,792)
Net decrease in net assets resulting from capital share transactions	(67,669,717)	(108,272,247)
Net decrease in net assets	(120,535,201)	(192,654,680)
NET ASSETS:
Beginning of year or period	843,221,741	1,035,876,421
End of year or period	$722,686,540	$843,221,741
Undistributed net investment income at end of year or period	$21,744,257	$30,257,712

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-15	10.31	0.26•	(0.76)	(0.50)	—	—	—	—	—	9.81	(4.85)	1.15	1.10	1.10	2.58	26,374	335
12-31-14	10.35	0.37•	(0.37)	0.00*	0.04	—	—	0.04	—	10.31	(0.06)	1.16	1.10	1.10	3.49	32,874	296
12-31-13	11.35	0.33•	(0.85)	(0.52)	0.19	0.29	—	0.48	—	10.35	(4.50)	1.19	1.08	1.08	3.09	34,155	394
12-31-12	11.22	0.41•	0.39	0.80	0.67	—	—	0.67	—	11.35	7.36	1.18	1.02	1.02	3.61	34,927	487
12-31-11	11.67	0.44•	(0.04)	0.40	0.85	—	—	0.85	—	11.22	3.26	1.16	1.02	1.02	3.73	30,299	590
Class I
12-31-15	10.42	0.32•	(0.77)	(0.45)	—	—	—	—	—	9.97	(4.32)	0.65	0.60	0.60	3.08	168,739	335
12-31-14	10.46	0.43•	(0.38)	0.05	0.09	—	—	0.09	—	10.42	0.42	0.66	0.60	0.60	3.99	208,023	296
12-31-13	11.46	0.40•	(0.87)	(0.47)	0.24	0.29	—	0.53	—	10.46	(4.00)	0.69	0.58	0.58	3.65	237,646	394
12-31-12	11.32	0.47•	0.40	0.87	0.73	—	—	0.73	—	11.46	7.91	0.68	0.52	0.52	4.09	309,348	487
12-31-11	11.77	0.50•	(0.05)	0.45	0.90	—	—	0.90	—	11.32	3.70	0.66	0.52	0.52	4.22	330,477	590
Class S
12-31-15	10.44	0.29•	(0.76)	(0.47)	—	—	—	—	—	9.97	(4.50)	0.90	0.85	0.85	2.83	43,169	335
12-31-14	10.48	0.40•	(0.38)	0.02	0.06	—	—	0.06	—	10.44	0.15	0.91	0.85	0.85	3.74	51,041	296
12-31-13	11.48	0.37•	(0.87)	(0.50)	0.21	0.29	—	0.50	—	10.48	(4.28)	0.94	0.83	0.83	3.39	54,246	394
12-31-12	11.33	0.47•	0.37	0.84	0.69	—	—	0.69	—	11.48	7.65	0.93	0.77	0.77	4.05	66,533	487
12-31-11	11.76	0.47•	(0.04)	0.43	0.86	—	—	0.86	—	11.33	3.51	0.91	0.77	0.77	3.97	67,103	590
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-15	13.82	0.08	(0.27)	(0.19)	0.19	2.64	—	2.83	—	10.80	(1.97)	1.66	1.36	1.36	0.72	79,901	71
12-31-14	14.79	0.12•	1.49	1.61	0.18	2.40	—	2.58	—	13.82	12.15	1.65	1.36	1.36	0.82	86,335	79
12-31-13	11.76	0.12•	3.49	3.61	0.14	0.44	—	0.58	—	14.79	31.12	1.66	1.42	1.42	0.88	95,563	84
12-31-12	11.08	0.18•	1.53	1.71	0.12	0.91	—	1.03	—	11.76	16.07	1.70	1.43	1.43	1.55	56,202	95
12-31-11	11.63	0.12•	(0.54)	(0.42)	0.13	0.00*	—	0.13	—	11.08	(3.47)	1.75	1.44	1.44	1.07	37,525	109
Class I
12-31-15	14.40	0.16•	(0.31)	(0.15)	0.26	2.64	—	2.90	—	11.35	(1.54)	1.16	0.86	0.86	1.21	115,279	71
12-31-14	15.30	0.20•	1.55	1.75	0.25	2.40	—	2.65	—	14.40	12.76	1.15	0.86	0.86	1.31	138,605	79
12-31-13	12.12	0.19•	3.61	3.80	0.18	0.44	—	0.62	—	15.30	31.78	1.16	0.92	0.92	1.38	171,086	84
12-31-12	11.38	0.24•	1.58	1.82	0.17	0.91	—	1.08	—	12.12	16.59	1.20	0.93	0.93	2.05	116,175	95
12-31-11	11.91	0.18	(0.56)	(0.38)	0.15	0.00*	—	0.15	—	11.38	(2.97)	1.25	0.94	0.94	1.54	87,411	109
Class S
12-31-15	14.25	0.13•	(0.30)	(0.17)	0.22	2.64	—	2.86	—	11.22	(1.74)	1.41	1.11	1.11	0.96	78,646	71
12-31-14	15.16	0.16•	1.54	1.70	0.21	2.40	—	2.61	—	14.25	12.47	1.40	1.11	1.11	1.06	94,268	79
12-31-13	12.03	0.15•	3.57	3.72	0.15	0.44	—	0.59	—	15.16	31.36	1.41	1.17	1.17	1.12	116,117	84
12-31-12	11.30	0.19	1.59	1.78	0.14	0.91	—	1.05	—	12.03	16.35	1.45	1.18	1.18	1.76	84,475	95
12-31-11	11.82	0.15	(0.54)	(0.39)	0.13	0.00*	—	0.13	—	11.30	(3.16)	1.50	1.19	1.19	1.28	72,824	109
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class S2
12-31-15	13.79	0.11•	(0.30)	(0.19)	0.18	2.64	—	2.82	—	10.78	(1.91)	1.66	1.26	1.26	0.85	3,573	71
12-31-14	14.70	0.13•	1.49	1.62	0.13	2.40	—	2.53	—	13.79	12.33	1.65	1.26	1.26	0.89	3,262	79
12-31-13	11.70	0.13•	3.46	3.59	0.15	0.44	—	0.59	—	14.70	31.15	1.66	1.32	1.32	0.98	6,560	84
12-31-12	11.03	0.19•	1.53	1.72	0.14	0.91	—	1.05	—	11.70	16.24	1.70	1.33	1.33	1.68	3,205	95
12-31-11	11.59	0.14•	(0.55)	(0.41)	0.15	0.00*	—	0.15	—	11.03	(3.33)	1.75	1.34	1.34	1.26	1,891	109
VY® Baron Growth Portfolio
Class ADV
12-31-15	30.35	(0.16)	(1.23)	(1.39)	0.02	2.36	—	2.38	—	26.58	(5.27)	1.49	1.49	1.49	(0.54)	90,914	5
12-31-14	29.66	(0.01)	1.17	1.16	—	0.47	—	0.47	—	30.35	4.06	1.48	1.48	1.48	(0.04)	111,145	10
12-31-13	22.53	(0.04)•	8.55	8.51	0.32	1.06	—	1.38	—	29.66	38.50	1.49	1.49	1.49	(0.15)	110,486	8
12-31-12	18.87	0.30•	3.36	3.66	—	—	—	—	—	22.53	19.40	1.52	1.52	1.52	1.45	61,428	15
12-31-11	18.52	(0.19)	0.54	0.35	—	—	—	—	—	18.87	1.89	1.58	1.58	1.58	(0.98)	54,052	14
Class I
12-31-15	32.31	(0.01)	(1.31)	(1.32)	0.18	2.36	—	2.54	—	28.45	(4.75)	0.99	0.99	0.99	(0.04)	193,601	5
12-31-14	31.49	0.14	1.24	1.38	0.09	0.47	—	0.56	—	32.31	4.55	0.98	0.98	0.98	0.45	251,230	10
12-31-13	23.80	0.10•	9.06	9.16	0.41	1.06	—	1.47	—	31.49	39.23	0.99	0.99	0.99	0.36	270,788	8
12-31-12	19.84	0.43•	3.53	3.96	—	—	—	—	—	23.80	19.96	1.02	1.02	1.02	1.95	169,708	15
12-31-11	19.37	(0.10)•	0.57	0.47	—	—	—	—	—	19.84	2.43	1.08	1.08	1.08	(0.51)	153,934	14
Class S
12-31-15	31.39	(0.08)	(1.29)	(1.37)	0.09	2.36	—	2.45	—	27.57	(5.03)	1.24	1.24	1.24	(0.29)	559,237	5
12-31-14	30.60	0.09	1.19	1.28	0.02	0.47	—	0.49	—	31.39	4.34	1.23	1.23	1.23	0.26	694,762	10
12-31-13	23.18	0.01	8.83	8.84	0.36	1.06	—	1.42	—	30.60	38.85	1.24	1.24	1.24	0.09	798,221	8
12-31-12	19.37	0.35•	3.46	3.81	—	—	—	—	—	23.18	19.67	1.27	1.27	1.27	1.65	551,582	15
12-31-11	18.95	(0.14)•	0.56	0.42	—	—	—	—	—	19.37	2.22	1.33	1.31	1.31	(0.72)	526,672	14
Class S2
12-31-15	30.43	(0.13)	(1.24)	(1.37)	0.05	2.36	—	2.41	—	26.65	(5.17)	1.49	1.39	1.39	(0.44)	5,696	5
12-31-14	29.75	0.02	1.17	1.19	0.04	0.47	—	0.51	—	30.43	4.17	1.48	1.38	1.38	0.05	6,874	10
12-31-13	22.62	(0.03)•	8.61	8.58	0.39	1.06	—	1.45	—	29.75	38.68	1.49	1.39	1.39	(0.11)	6,312	8
12-31-12	18.93	0.36•	3.33	3.69	—	—	—	—	—	22.62	19.49	1.52	1.42	1.42	1.70	1,427	15
12-31-11	18.55	(0.13)•	0.51	0.38	—	—	—	—	—	18.93	2.05	1.58	1.48	1.48	(0.68)	339	14
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-15	24.00	0.12•	0.58	0.70	0.18	2.79	—	2.97	—	21.73	2.75	1.44	1.18	1.17	0.51	22,738	65
12-31-14	24.56	0.14•	2.70	2.84	0.17	3.23	—	3.40	—	24.00	12.50	1.44	1.18	1.17	0.56	17,942	72
12-31-13	18.49	0.11	6.23	6.34	0.27	—	—	0.27	—	24.56	34.42	1.46	1.24	1.23	0.55	15,554	128
12-31-12	16.53	0.15	1.83	1.98	0.02	—	—	0.02	—	18.49	11.99	1.44	1.25	1.25	0.86	10,347	20
12-31-11	17.57	0.05•	(0.93)	(0.88)	0.16	—	—	0.16	—	16.53	(4.92)	1.40	1.38	1.38	0.31	9,266	12
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Columbia Contrarian Core Portfolio (continued)
Class I
12-31-15	24.82	0.24•	0.60	0.84	0.28	2.79	—	3.07	—	22.59	3.25	0.94	0.68	0.67	1.01	10,628	65
12-31-14	25.24	0.27	2.79	3.06	0.25	3.23	—	3.48	—	24.82	13.09	0.94	0.68	0.67	1.07	11,751	72
12-31-13	18.96	0.18•	6.45	6.63	0.35	—	—	0.35	—	25.24	35.18	0.96	0.74	0.72	0.87	10,991	128
12-31-12	16.94	0.25•	1.87	2.12	0.10	—	—	0.10	—	18.96	12.56	0.94	0.75	0.75	1.37	92,694	20
12-31-11	17.99	0.14	(0.97)	(0.83)	0.22	—	—	0.22	—	16.94	(4.52)	0.90	0.88	0.88	0.80	109,831	12
Class S
12-31-15	24.45	0.18•	0.58	0.76	0.21	2.79	—	3.00	—	22.21	2.98	1.19	0.93	0.92	0.76	304,352	65
12-31-14	24.93	0.21	2.75	2.96	0.21	3.23	—	3.44	—	24.45	12.81	1.19	0.93	0.92	0.82	331,659	72
12-31-13	18.75	0.18•	6.30	6.48	0.30	—	—	0.30	—	24.93	34.74	1.21	0.99	0.98	0.80	327,459	128
12-31-12	16.75	0.20•	1.85	2.05	0.05	—	—	0.05	—	18.75	12.27	1.19	1.00	1.00	1.09	272,420	20
12-31-11	17.76	0.09•	(0.93)	(0.84)	0.17	—	—	0.17	—	16.75	(4.63)	1.15	1.13	1.13	0.56	270,261	12
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-15	16.23	0.00*	(0.52)	(0.52)	0.04	—	—	0.04	—	15.67	(3.21)	1.39	1.36	1.35	0.00*	27,978	53
12-31-14	15.63	0.03•	0.61	0.64	0.04	—	—	0.04	—	16.23	4.12	1.39	1.36	1.35	0.18	30,927	52
12-31-13	11.28	0.01•	4.44	4.45	0.10	—	—	0.10	—	15.63	39.58	1.38	1.36	1.36	0.10	12,246	39
12-31-12	9.92	0.06	1.33	1.39	0.03	—	—	0.03	—	11.28	14.01	1.39	1.39	1.37	0.69	6,763	44
12-31-11	10.29	(0.01)	(0.30)	(0.31)	0.06	—	—	0.06	—	9.92	(2.96)	1.40	1.40	1.38	0.06	4,677	36
Class I
12-31-15	16.67	0.09	(0.54)	(0.45)	0.10	—	—	0.10	—	16.12	(2.74)	0.89	0.86	0.85	0.50	42,845	53
12-31-14	15.99	0.11•	0.63	0.74	0.06	—	—	0.06	—	16.67	4.68	0.89	0.86	0.85	0.67	49,412	52
12-31-13	11.51	0.08•	4.54	4.62	0.14	—	—	0.14	—	15.99	40.27	0.88	0.86	0.86	0.60	23,620	39
12-31-12	10.10	0.12•	1.35	1.47	0.06	—	—	0.06	—	11.51	14.56	0.89	0.89	0.87	1.14	16,180	44
12-31-11	10.44	0.03•	(0.30)	(0.27)	0.07	—	—	0.07	—	10.10	(2.48)	0.90	0.90	0.88	0.31	17,304	36
Class S
12-31-15	16.58	0.05	(0.54)	(0.49)	0.05	—	—	0.05	—	16.04	(2.95)	1.14	1.11	1.10	0.24	135,313	53
12-31-14	15.92	0.06	0.63	0.69	0.03	—	—	0.03	—	16.58	4.33	1.14	1.11	1.10	0.36	160,726	52
12-31-13	11.46	0.05•	4.52	4.57	0.11	—	—	0.11	—	15.92	39.97	1.13	1.11	1.11	0.34	161,750	39
12-31-12	10.06	0.10•	1.33	1.43	0.03	—	—	0.03	—	11.46	14.20	1.14	1.14	1.12	0.88	135,653	44
12-31-11	10.39	0.03	(0.32)	(0.29)	0.04	—	—	0.04	—	10.06	(2.69)	1.15	1.15	1.13	0.21	138,626	36
Class S2
12-31-15	16.20	0.02•	(0.53)	(0.51)	0.07	—	—	0.07	—	15.62	(3.19)	1.39	1.26	1.25	0.12	4,834	53
12-31-14	15.59	0.05•	0.61	0.66	0.05	—	—	0.05	—	16.20	4.28	1.39	1.26	1.25	0.30	3,967	52
12-31-13	11.24	0.02	4.43	4.45	0.10	—	—	0.10	—	15.59	39.68	1.38	1.26	1.26	0.19	978	39
12-31-12	9.90	0.07	1.32	1.39	0.05	—	—	0.05	—	11.24	14.07	1.39	1.29	1.27	0.76	604	44
12-31-11	10.27	0.04	(0.35)	(0.31)	0.06	—	—	0.06	—	9.90	(2.88)	1.40	1.30	1.28	0.49	436	36
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Comstock Portfolio
Class ADV
12-31-15	16.42	0.17•	(1.18)	(1.01)	0.34	—	—	0.34	—	15.07	(6.19)	1.24	1.22	1.22	1.08	34,395	24
12-31-14	15.34	0.19	1.17	1.36	0.28	—	—	0.28	—	16.42	8.82	1.24	1.22	1.22	1.20	41,258	26
12-31-13	11.44	0.11	3.87	3.98	0.08	—	—	0.08	—	15.34	34.79	1.24	1.24	1.24	0.87	36,783	15
12-31-12	9.77	0.13	1.66	1.79	0.12	—	—	0.12	—	11.44	18.30	1.28	1.27	1.26	1.25	22,633	18
12-31-11	10.13	0.11	(0.35)	(0.24)	0.12	—	—	0.12	—	9.77	(2.32)	1.35	1.31	1.31	1.09	17,338	23
Class I
12-31-15	16.55	0.26•	(1.20)	(0.94)	0.43	—	—	0.43	—	15.18	(5.76)	0.74	0.72	0.72	1.62	198,367	24
12-31-14	15.45	0.28	1.17	1.45	0.35	—	—	0.35	—	16.55	9.39	0.74	0.72	0.72	1.70	143,633	26
12-31-13	11.51	0.19	3.89	4.08	0.14	—	—	0.14	—	15.45	35.47	0.74	0.74	0.74	1.38	58,373	15
12-31-12	9.83	0.19•	1.66	1.85	0.17	—	—	0.17	—	11.51	18.83	0.78	0.77	0.76	1.74	48,793	18
12-31-11	10.19	0.16	(0.35)	(0.19)	0.17	—	—	0.17	—	9.83	(1.81)	0.85	0.81	0.81	1.59	45,814	23
Class S
12-31-15	16.53	0.22•	(1.20)	(0.98)	0.38	—	—	0.38	—	15.17	(5.97)	0.99	0.97	0.97	1.33	302,784	24
12-31-14	15.43	0.24	1.17	1.41	0.31	—	—	0.31	—	16.53	9.13	0.99	0.97	0.97	1.44	383,997	26
12-31-13	11.51	0.15	3.88	4.03	0.11	—	—	0.11	—	15.43	35.00	0.99	0.99	0.99	1.13	367,659	15
12-31-12	9.82	0.16•	1.67	1.83	0.14	—	—	0.14	—	11.51	18.66	1.03	1.02	1.01	1.49	259,717	18
12-31-11	10.18	0.15	(0.37)	(0.22)	0.14	—	—	0.14	—	9.82	(2.09)	1.10	1.06	1.06	1.34	238,369	23
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-15	46.25	0.46	(1.47)	(1.01)	0.79	3.65	—	4.44	—	40.80	(2.55)	1.16	1.14	1.14	1.04	49,572	140
12-31-14	44.34	0.61•	3.09	3.70	0.55	1.24	—	1.79	—	46.25	8.43	1.16	1.14	1.14	1.34	52,407	157
12-31-13	36.01	0.49•	8.27	8.76	0.43	—	—	0.43	—	44.34	24.33	1.18	1.15	1.15	1.19	32,942	37
12-31-12	32.57	0.53•	3.45	3.98	0.54	—	—	0.54	—	36.01	12.23	1.18	1.15	1.15	1.52	19,776	27
12-31-11	33.75	0.49•	(1.04)	(0.55)	0.63	—	—	0.63	—	32.57	(1.58)	1.15	1.15	1.15	1.46	22,313	20
Class I
12-31-15	46.93	0.70•	(1.50)	(0.80)	1.01	3.65	—	4.66	—	41.47	(2.06)	0.66	0.64	0.64	1.53	600,309	140
12-31-14	44.92	0.87•	3.11	3.98	0.73	1.24	—	1.97	—	46.93	8.96	0.66	0.64	0.64	1.87	694,569	157
12-31-13	36.43	0.71•	8.38	9.09	0.60	—	—	0.60	—	44.92	24.96	0.68	0.65	0.65	1.70	561,393	37
12-31-12	33.05	0.71•	3.51	4.22	0.84	—	—	0.84	—	36.43	12.79	0.68	0.65	0.65	2.01	499,847	27
12-31-11	34.22	0.66•	(1.05)	(0.39)	0.78	—	—	0.78	—	33.05	(1.08)	0.65	0.65	0.65	1.93	530,983	20
Class S
12-31-15	46.59	0.58•	(1.49)	(0.91)	0.89	3.65	—	4.54	—	41.14	(2.31)	0.91	0.89	0.89	1.28	720,086	140
12-31-14	44.65	0.64•	3.20	3.84	0.66	1.24	—	1.90	—	46.59	8.69	0.91	0.89	0.89	1.39	889,726	157
12-31-13	36.23	0.60•	8.32	8.92	0.50	—	—	0.50	—	44.65	24.64	0.93	0.90	0.90	1.45	271,953	37
12-31-12	32.81	0.62•	3.48	4.10	0.68	—	—	0.68	—	36.23	12.52	0.93	0.90	0.90	1.76	198,595	27
12-31-11	33.97	0.57•	(1.04)	(0.47)	0.69	—	—	0.69	—	32.81	(1.33)	0.90	0.90	0.90	1.67	205,145	20
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-15	46.03	0.51•	(1.46)	(0.95)	0.83	3.65	—	4.48	—	40.60	(2.44)	1.16	1.02	1.02	1.15	443,119	140
12-31-14	44.13	0.43•	3.29	3.72	0.58	1.24	—	1.82	—	46.03	8.54	1.16	1.02	1.02	0.95	522,608	157
12-31-13	35.87	0.54•	8.24	8.78	0.52	—	—	0.52	—	44.13	24.47	1.18	1.05	1.05	1.31	4,078	37
12-31-12	32.52	0.56•	3.45	4.01	0.66	—	—	0.66	—	35.87	12.34	1.18	1.05	1.05	1.60	1,540	27
12-31-11	33.70	0.52•	(1.03)	(0.51)	0.67	—	—	0.67	—	32.52	(1.48)	1.15	1.05	1.05	1.55	967	20
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-15	22.47	0.06	(0.63)	(0.57)	0.08	3.16	—	3.24	—	18.66	(3.27)	1.36	1.36	1.36	0.31	90,818	14
12-31-14	20.96	0.11	2.84	2.95	0.14	1.30	—	1.44	—	22.47	14.66	1.36	1.36	1.36	0.54	91,446	22
12-31-13	16.57	0.06	5.07	5.13	0.08	0.66	—	0.74	—	20.96	31.26	1.36	1.36	1.36	0.39	78,395	25
12-31-12	13.91	0.09	2.65	2.74	0.08	—	—	0.08	—	16.57	19.69	1.43	1.43	1.43	0.64	42,637	28
12-31-11	13.78	0.07	0.15	0.22	0.09	—	—	0.09	—	13.91	1.60	1.50	1.50	1.50	0.54	30,671	36
Class I
12-31-15	22.85	0.17	(0.64)	(0.47)	0.18	3.16	—	3.34	—	19.04	(2.77)	0.86	0.86	0.86	0.80	227,935	14
12-31-14	21.27	0.23	2.89	3.12	0.24	1.30	—	1.54	—	22.85	15.27	0.86	0.86	0.86	1.02	272,496	22
12-31-13	16.79	0.16	5.14	5.30	0.16	0.66	—	0.82	—	21.27	31.89	0.86	0.86	0.86	0.88	256,705	25
12-31-12	14.08	0.17	2.69	2.86	0.15	—	—	0.15	—	16.79	20.33	0.93	0.93	0.93	1.15	171,485	28
12-31-11	13.95	0.15	0.13	0.28	0.15	—	—	0.15	—	14.08	2.07	1.00	1.00	1.00	1.03	125,233	36
Class S
12-31-15	22.70	0.12	(0.65)	(0.53)	0.12	3.16	—	3.28	—	18.89	(3.04)	1.11	1.11	1.11	0.55	298,607	14
12-31-14	21.14	0.18	2.86	3.04	0.18	1.30	—	1.48	—	22.70	14.99	1.11	1.11	1.11	0.75	352,277	22
12-31-13	16.70	0.11	5.11	5.22	0.12	0.66	—	0.78	—	21.14	31.54	1.11	1.11	1.11	0.63	380,688	25
12-31-12	14.01	0.13	2.67	2.80	0.11	—	—	0.11	—	16.70	20.02	1.18	1.18	1.18	0.89	248,115	28
12-31-11	13.88	0.11	0.14	0.25	0.12	—	—	0.12	—	14.01	1.82	1.25	1.25	1.25	0.78	178,083	36
Class S2
12-31-15	22.40	0.08•	(0.63)	(0.55)	0.09	3.16	—	3.25	—	18.60	(3.20)	1.36	1.26	1.26	0.40	3,906	14
12-31-14	20.89	0.13	2.84	2.97	0.16	1.30	—	1.46	—	22.40	14.81	1.36	1.26	1.26	0.63	5,643	22
12-31-13	16.52	0.10•	5.03	5.13	0.10	0.66	—	0.76	—	20.89	31.37	1.36	1.26	1.26	0.50	5,066	25
12-31-12	13.88	0.14•	2.62	2.76	0.12	—	—	0.12	—	16.52	19.86	1.43	1.33	1.33	0.86	2,664	28
12-31-11	13.79	0.13•	0.10	0.23	0.14	—	—	0.14	—	13.88	1.67	1.50	1.40	1.40	0.97	178	36
VY® Oppenheimer Global Portfolio
Class ADV
12-31-15	18.21	0.08	0.69	0.77	0.19	1.49	—	1.68	—	17.30	3.56	1.25	1.25	1.25	0.51	110,372	12
12-31-14	18.28	0.15	0.19	0.34	0.15	0.26	—	0.41	—	18.21	1.86	1.25	1.25	1.25	0.81	101,077	12
12-31-13	14.60	0.12•	3.73	3.85	0.17	—	—	0.17	—	18.28	26.46	1.26	1.26	1.26	0.70	102,691	11
12-31-12	12.15	0.14	2.42	2.56	0.11	—	—	0.11	—	14.60	21.18	1.22	1.22	1.22	1.00	76,791	13
12-31-11	13.46	0.13	(1.29)	(1.16)	0.15	—	—	0.15	—	12.15	(8.60)	1.16	1.16	1.16	0.96	65,051	12
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Oppenheimer Global Portfolio (continued)
Class I
12-31-15	18.84	0.20•	0.71	0.91	0.29	1.49	—	1.78	—	17.97	4.13	0.75	0.75	0.75	1.04	1,254,238	12
12-31-14	18.89	0.25•	0.19	0.44	0.23	0.26	—	0.49	—	18.84	2.32	0.75	0.75	0.75	1.32	1,320,671	12
12-31-13	15.06	0.21•	3.85	4.06	0.23	—	—	0.23	—	18.89	27.12	0.76	0.76	0.76	1.22	1,481,760	11
12-31-12	12.54	0.21•	2.49	2.70	0.18	—	—	0.18	—	15.06	21.70	0.72	0.72	0.72	1.52	1,324,037	13
12-31-11	13.88	0.20•	(1.34)	(1.14)	0.20	—	—	0.20	—	12.54	(8.13)	0.66	0.66	0.66	1.46	1,234,551	12
Class S
12-31-15	18.28	0.15•	0.68	0.83	0.24	1.49	—	1.73	—	17.38	3.84	1.00	1.00	1.00	0.77	231,621	12
12-31-14	18.34	0.20•	0.18	0.38	0.18	0.26	—	0.44	—	18.28	2.09	1.00	1.00	1.00	1.08	215,383	12
12-31-13	14.63	0.15	3.76	3.91	0.20	—	—	0.20	—	18.34	26.85	1.01	1.01	1.01	0.96	252,672	11
12-31-12	12.19	0.17•	2.41	2.58	0.14	—	—	0.14	—	14.63	21.33	0.97	0.97	0.97	1.26	192,122	13
12-31-11	13.50	0.16	(1.30)	(1.14)	0.17	—	—	0.17	—	12.19	(8.38)	0.91	0.91	0.91	1.20	171,755	12
Class S2
12-31-15	17.88	0.11•	0.69	0.80	0.22	1.49	—	1.71	—	16.97	3.74	1.25	1.15	1.15	0.61	4,371	12
12-31-14	17.98	0.16•	0.18	0.34	0.18	0.26	—	0.44	—	17.88	1.91	1.25	1.15	1.15	0.91	4,827	12
12-31-13	14.37	0.11•	3.70	3.81	0.20	—	—	0.20	—	17.98	26.66	1.26	1.16	1.16	0.67	4,287	11
12-31-12	12.01	0.13•	2.39	2.52	0.16	—	—	0.16	—	14.37	21.17	1.22	1.12	1.12	1.01	2,082	13
12-31-11	13.36	0.06•	(1.21)	(1.15)	0.20	—	—	0.20	—	12.01	(8.52)	1.16	1.06	1.06	0.52	755	12
VY® Pioneer High Yield Portfolio
Class I
12-31-15	11.87	0.59•	(1.10)	(0.51)	0.59	—	—	0.59	—	10.77	(4.55)	0.76	0.71	0.71	4.98	91,560	28
12-31-14	12.41	0.58	(0.53)	0.05	0.59	—	—	0.59	—	11.87	0.27	0.76	0.71	0.71	4.73	117,617	35
12-31-13	11.60	0.60•	0.80	1.40	0.59	—	—	0.59	—	12.41	12.33	0.73	0.71	0.71	4.93	119,042	51
12-31-12	10.55	0.63•	1.04	1.67	0.62	—	—	0.62	—	11.60	16.21	0.75	0.71	0.71	5.58	104,882	34
12-31-11	11.24	0.63	(0.70)	(0.07)	0.62	—	—	0.62	—	10.55	(0.72)	0.77	0.71	0.71	5.64	87,529	41
Class S
12-31-15	11.86	0.56•	(1.10)	(0.54)	0.56	—	—	0.56	—	10.76	(4.79)	1.01	0.96	0.96	4.73	3,776	28
12-31-14	12.39	0.56•	(0.53)	0.03	0.56	—	—	0.56	—	11.86	0.10	1.01	0.96	0.96	4.50	4,412	35
12-31-13	11.58	0.57•	0.80	1.37	0.56	—	—	0.56	—	12.39	12.07	0.98	0.96	0.96	4.67	3,406	51
12-31-12	10.54	0.57	1.07	1.64	0.60	—	—	0.60	—	11.58	15.84	1.00	0.96	0.96	5.39	4,089	34
12-31-11	11.23	0.60•	(0.69)	(0.09)	0.60	—	—	0.60	—	10.54	(0.97)	1.02	0.96	0.96	5.34	1,712	41
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-15	11.43	(0.04)	0.31	0.27	—	1.87	—	1.87	—	9.83	1.51	1.27	1.27	1.27	(0.34)	27,217	26
12-31-14	11.08	(0.03)	1.21	1.18	0.00*	0.83	—	0.83	—	11.43	11.29	1.28	1.27	1.27	(0.28)	29,356	27
12-31-13	8.35	(0.03)	2.90	2.87	0.02	0.12	—	0.14	—	11.08	34.46	1.27	1.25	1.25	(0.32)	27,222	20
12-31-12	7.89	0.01	1.19	1.20	0.00*	0.74	—	0.74	—	8.35	15.70	1.24	1.22	1.22	0.14	21,538	17
12-31-11	8.25	(0.03)	(0.32)	(0.35)	0.01	—	—	0.01	—	7.89	(4.23)	1.16	1.16	1.16	(0.28)	18,993	38
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-15	12.13	0.02	0.32	0.34	—	1.87	—	1.87	—	10.60	2.02	0.77	0.77	0.77	0.17	766,591	26
12-31-14	11.68	0.03	1.28	1.31	0.03	0.83	—	0.86	—	12.13	11.82	0.78	0.77	0.77	0.22	796,856	27
12-31-13	8.76	0.02	3.05	3.07	0.03	0.12	—	0.15	—	11.68	35.18	0.77	0.75	0.75	0.17	804,053	20
12-31-12	8.25	0.06	1.23	1.29	0.04	0.74	—	0.78	—	8.76	16.13	0.74	0.72	0.72	0.61	668,143	17
12-31-11	8.60	0.02	(0.34)	(0.32)	0.03	—	—	0.03	—	8.25	(3.71)	0.66	0.66	0.66	0.25	663,904	38
Class S
12-31-15	11.87	(0.01)	0.31	0.30	—	1.87	—	1.87	—	10.30	1.72	1.02	1.02	1.02	(0.08)	30,614	26
12-31-14	11.44	(0.00)*	1.26	1.26	0.00*	0.83	—	0.83	—	11.87	11.65	1.03	1.02	1.02	(0.02)	30,412	27
12-31-13	8.60	(0.00)*	2.98	2.98	0.02	0.12	—	0.14	—	11.44	34.74	1.02	1.00	1.00	(0.06)	29,284	20
12-31-12	8.11	0.03	1.22	1.25	0.02	0.74	—	0.76	—	8.60	15.87	0.99	0.97	0.97	0.35	18,731	17
12-31-11	8.45	0.00*	(0.33)	(0.33)	0.01	—	—	0.01	—	8.11	(3.89)	0.91	0.91	0.91	0.01	21,669	38
Class S2
12-31-15	11.44	(0.02)	0.30	0.28	—	1.87	—	1.87	—	9.85	1.60	1.27	1.17	1.17	(0.23)	4,095	26
12-31-14	11.08	(0.01)	1.20	1.19	0.00*	0.83	—	0.83	—	11.44	11.39	1.28	1.17	1.17	(0.13)	3,893	27
12-31-13	8.34	(0.02)	2.90	2.88	0.02	0.12	—	0.14	—	11.08	34.62	1.27	1.15	1.15	(0.23)	1,013	20
12-31-12	7.89	0.02	1.19	1.21	0.02	0.74	—	0.76	—	8.34	15.73	1.24	1.12	1.12	0.29	1,025	17
12-31-11	8.25	(0.00)*	(0.34)	(0.34)	0.02	—	—	0.02	—	7.89	(4.07)	1.16	1.06	1.06	(0.07)	739	38
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-15	86.54	(0.46)•	9.58	9.12	—	13.97	—	13.97	—	81.69	10.25	1.24	1.23	1.23	(0.54)	202,307	42
12-31-14	86.20	(0.42)	7.08	6.66	—	6.32	—	6.32	—	86.54	8.16	1.24	1.23	1.23	(0.50)	171,971	35
12-31-13	62.23	(0.38)•	24.36	23.98	0.01	—	—	0.01	—	86.20	38.54	1.24	1.23	1.23	(0.53)	164,865	41
12-31-12	52.59	(0.16)•	9.80	9.64	—	—	—	—	—	62.23	18.33	1.24	1.23	1.23	(0.26)	112,773	38
12-31-11	53.43	(0.27)•	(0.57)	(0.84)	—	—	—	—	—	52.59	(1.57)	1.25	1.24	1.24	(0.50)	92,701	28
Class I
12-31-15	90.15	(0.03)	9.99	9.96	—	13.97	—	13.97	—	86.14	10.81	0.74	0.73	0.73	(0.04)	1,124,421	42
12-31-14	89.11	0.00*	7.36	7.36	—	6.32	—	6.32	—	90.15	8.69	0.74	0.73	0.73	0.00*	1,036,976	35
12-31-13	64.01	(0.02)	25.13	25.11	0.01	—	—	0.01	—	89.11	39.24	0.74	0.73	0.73	(0.03)	1,069,544	41
12-31-12	53.91	0.14•	10.06	10.20	0.10	—	—	0.10	—	64.01	18.92	0.74	0.73	0.73	0.22	801,969	38
12-31-11	54.49	0.00*	(0.58)	(0.58)	—	—	—	—	—	53.91	(1.06)	0.75	0.74	0.74	0.00*	722,532	28
Class S
12-31-15	88.33	(0.25)•	9.79	9.54	—	13.97	—	13.97	—	83.90	10.54	0.99	0.98	0.98	(0.29)	427,186	42
12-31-14	87.65	(0.22)	7.22	7.00	—	6.32	—	6.32	—	88.33	8.42	0.99	0.98	0.98	(0.25)	360,966	35
12-31-13	63.12	(0.20)•	24.74	24.54	0.01	—	—	0.01	—	87.65	38.89	0.99	0.98	0.98	(0.28)	367,958	41
12-31-12	53.21	(0.00)*	9.91	9.91	—	—	—	—	—	63.12	18.62	0.99	0.98	0.98	(0.00)*	238,987	38
12-31-11	53.92	(0.13)	(0.58)	(0.71)	—	—	—	—	—	53.21	(1.32)	1.00	0.99	0.99	(0.24)	173,070	28
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class S2
12-31-15	87.05	(0.38)•	9.65	9.27	—	13.97	—	13.97	—	82.35	10.38	1.24	1.13	1.13	(0.44)	5,361	42
12-31-14	86.59	(0.33)•	7.11	6.78	—	6.32	—	6.32	—	87.05	8.26	1.24	1.13	1.13	(0.38)	4,616	35
12-31-13	62.45	(0.31)•	24.46	24.15	0.01	—	—	0.01	—	86.59	38.68	1.24	1.13	1.13	(0.43)	2,482	41
12-31-12	52.72	(0.09)	9.82	9.73	—	—	—	—	—	62.45	18.46	1.24	1.13	1.13	(0.16)	1,534	38
12-31-11	53.51	(0.17)•	(0.62)	(0.79)	—	—	—	—	—	52.72	(1.48)	1.25	1.14	1.14	(0.32)	622	28
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-15	11.91	0.21•	(0.63)	(0.42)	0.41	—	—	0.41	—	11.08	(3.83)(a)	1.45	1.43	1.43	1.76	35,751	10
12-31-14	13.07	0.36•	(1.26)	(0.90)	0.26	—	—	0.26	—	11.91	(7.01)	1.44	1.42	1.42	2.81	40,973	10
12-31-13	11.05	0.20•	1.96	2.16	0.14	—	—	0.14	—	13.07	19.68	1.44	1.42	1.42	1.64	46,583	12
12-31-12	9.45	0.17•	1.55	1.72	0.12	—	—	0.12	—	11.05	18.32	1.46	1.44	1.44	1.71	36,360	9
12-31-11	10.99	0.20•	(1.57)	(1.37)	0.17	—	—	0.17	—	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
Class I
12-31-15	12.04	0.28•	(0.64)	(0.36)	0.48	—	—	0.48	—	11.20	(3.34)(a)	0.95	0.93	0.93	2.29	186,602	10
12-31-14	13.21	0.43•	(1.28)	(0.85)	0.32	—	—	0.32	—	12.04	(6.59)	0.94	0.92	0.92	3.27	215,838	10
12-31-13	11.15	0.29•	1.95	2.24	0.18	—	—	0.18	—	13.21	20.28	0.94	0.92	0.92	2.47	277,773	12
12-31-12	9.52	0.22•	1.56	1.78	0.15	—	—	0.15	—	11.15	18.89	0.96	0.94	0.94	2.15	375,814	9
12-31-11	11.05	0.26•	(1.59)	(1.33)	0.20	—	—	0.20	—	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
Class S
12-31-15	11.95	0.25•	(0.64)	(0.39)	0.44	—	—	0.44	—	11.12	(3.57)(a)	1.20	1.18	1.18	2.03	497,824	10
12-31-14	13.12	0.40•	(1.28)	(0.88)	0.29	—	—	0.29	—	11.95	(6.87)	1.19	1.17	1.17	3.10	584,346	10
12-31-13	11.08	0.23•	1.97	2.20	0.16	—	—	0.16	—	13.12	20.05	1.19	1.17	1.17	1.91	709,362	12
12-31-12	9.48	0.14•	1.60	1.74	0.14	—	—	0.14	—	11.08	18.64	1.21	1.19	1.19	1.38	648,985	9
12-31-11	11.00	0.25•	(1.59)	(1.34)	0.18	—	—	0.18	—	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
Class S2
12-31-15	11.90	0.23•	(0.63)	(0.40)	0.44	—	—	0.44	—	11.06	(3.72)(a)	1.45	1.33	1.33	1.88	2,510	10
12-31-14	13.07	0.34	(1.23)	(0.89)	0.28	—	—	0.28	—	11.90	(6.99)	1.44	1.32	1.32	2.80	2,065	10
12-31-13	11.04	0.21•	1.97	2.18	0.15	—	—	0.15	—	13.07	19.88	1.44	1.32	1.32	1.80	2,158	12
12-31-12	9.45	0.17	1.55	1.72	0.13	—	—	0.13	—	11.04	18.40	1.46	1.34	1.34	1.89	1,310	9
12-31-11	11.01	0.17•	(1.53)	(1.36)	0.20	—	—	0.20	—	9.45	(12.34)	1.48	1.38	1.38	1.67	1,013	14

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Templeton Foreign Equity’s total return would have been (4.09)%, (3.60)%, (3.83)% and (3.99)% for Classes ADV, I, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as an investment option in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-one active separate investment series. The thirteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Global Bond Portfolio (“Global Bond”), VY® American Century Small-Mid Cap Value Portfolio (“American Century Small-Mid Cap Value”), VY® Baron Growth Portfolio (“Baron Growth”), VY® Columbia Contrarian Core Portfolio (“Columbia Contrarian Core”), VY® Columbia Small Cap Value II Portfolio (“Columbia Small Cap Value II”), VY® Invesco Comstock Portfolio (“Invesco Comstock”), VY® Invesco Equity and Income Portfolio (“Invesco Equity and Income”), VY® JPMorgan Mid Cap Value Portfolio (“JPMorgan Mid Cap Value”), VY® Oppenheimer Global Portfolio (“Oppenheimer Global”), VY® Pioneer High Yield Portfolio (“Pioneer High Yield”), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (“T. Rowe Price Diversified Mid Cap Growth”), VY® T. Rowe Price Growth Equity Portfolio (“T. Rowe Price Growth Equity”), and VY® Templeton Foreign Equity Portfolio (“Templeton Foreign Equity”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Bond. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities  —  at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses  —  at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except Pioneer High Yield) declare and pay dividends annually. Pioneer High Yield declares dividends on a daily basis and pays dividends monthly. The Portfolios distribute capital gains distributions, if any, annually. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. GAAP for investment companies. Actual results could differ from these estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond and other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons, or if the issuer is late (or defaults) in paying interest or principal.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a Portfolio that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2015, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $4,443,411, $648,775, and $970,216, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2015. To reduce the amount of potential loss to Global Bond, certain counterparties have posted $470,000 in cash collateral for open OTC transactions at December 31, 2015.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. There were no credit events during the year ended December 31, 2015, that triggered any credit related contingent features for each respective Portfolio.
As of December 31, 2015, Global Bond had a liability position of  $4,526,609 on open forward foreign currency contracts with credit related contingent features.
If a contingent feature would have been triggered as of December 31, 2015, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2015, Global Bond had posted $1,430,000 in cash collateral for open OTC derivative transactions with its respective counterparties.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.
During the year ended December 31 2015, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:
	Buy	Sell
Global Bond**	$307,612,271	$199,578,844
American Century Small-Mid Cap Value*	89,493	7,891,076
Invesco Comstock*	1,660,371	51,013,713
Invesco Equity and Income*	—	130,774,252

*
For the year ended December 31, 2015, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.

**
For the year ended December 31, 2015, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2015.

I. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. During the year ended December 31, 2015, Pioneer High Yield had sold futures contracts on equity indices to decrease exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at December 31, 2015.
	Purchased	Sold
Global Bond	$254,901,717	$160,149,451
Pioneer High Yield	—	4,054,282
J. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
K. Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios’ Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2015, there was no cash collateral pledged to or posted by any Portfolio.
M. Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.
N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2015, Global Bond had purchased and written exchange-traded futures contracts to gain exposure to interest rates and to generate income. There were no open purchased or written exchange-traded options at December 31, 2015.
During the year ended December 31, 2015, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at December 31, 2015.
During the year ended December 31, 2015, Global Bond had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open or written interest rate swaptions at December 31, 2015.
Please refer to Note 8 for the volume of both purchased and written option activity during the year ended December 31, 2015.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2015, Global Bond had purchased credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Global Bond used CDX swaps to hedge the credit risk associated with various sectors with the credit markets. For the year ended December 31, 2015, Global Bond had an average notional amount of  $28,826,000 on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2015.
For the year ended December 31, 2015, Global Bond and Pioneer High Yield had sold credit protection on various credit default swap indices to gain additional exposure to the market or certain sectors of the markets. For the year ended December 31, 2015, Global Bond and Pioneer High Yield had an average notional amount of  $12,000,000 and $1,620,767, respectively, on credit default swaps to sell protection. Please refer to the tables following the Summary Portfolio of Investments for both Global Bond and Pioneer High Yield for open credit default swaps to sell protection at December 31, 2015.
At December 31, 2015, Pioneer High Yield had pledged $200,000 in cash collateral as initial margin for open centrally cleared credit default swaps outstanding at December 31, 2015.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2015, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $1,029,739,181.
For the year ended December 31, 2015, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $866,191,504.
Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2015.
At December 31, 2015, Global Bond had posted $1,388,000 in cash collateral as initial margin for the open centrally cleared interest rate swaps outstanding at December 31, 2015.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P. Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Global Bond at December 31, 2015.
Q. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2015, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:
	Purchases	Sales
Global Bond	$193,420,619	$237,769,025
American Century Small-Mid Cap Value	212,184,684	247,184,364
Baron Growth	53,381,186	223,463,285
Columbia Contrarian Core	223,016,364	258,743,415
Columbia Small Cap Value II	118,590,365	142,326,179
Invesco Comstock	133,063,939	129,215,626
Invesco Equity and Income	368,159,965	541,743,790
JPMorgan Mid Cap Value	93,127,421	148,727,322
Oppenheimer Global	198,464,199	308,277,842
Pioneer High Yield	29,984,539	46,076,052
T. Rowe Price Diversified Mid Cap Growth	221,347,275	269,732,791
T. Rowe Price Growth Equity	691,198,764	703,316,662
Templeton Foreign Equity	76,062,238	147,735,722
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$706,315,740	$718,872,631
Invesco Equity and Income	2,273,914,450	2,319,207,158
Pioneer High Yield	—	1,995,041
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. For its services, each Portfolio paid the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
Portfolio	Fee
Global Bond	0.500% on the first $4 billion; 0.475% on the next $1 billion; 0.450% on the next $1 billion; 0.430% on assets over $6 billion
American Century Small-Mid Cap Value	1.00% on the first $250 million; 0.95% on the next $250 million; 0.90% on assets over $500 million
Baron Growth	0.850% on the first $1 billion; 0.825% on the next $1 billion; 0.800% on assets over $2 billion
Columbia Contrarian Core(1)	0.80% on the first $500 million; 0.75% on the next $500 million; 0.70% on assets over $1 billion
Columbia Small Cap Value II	0.75%
Invesco Comstock	0.60%
Invesco Equity and Income(2)	0.55% on the first $750 million; 0.53% on the next $250 million; 0.51% on assets over $1 billion
JPMorgan Mid Cap Value	0.75% on the first $500 million; 0.65% on the next $500 million; 0.60% on assets over $1 billion
Oppenheimer Global	0.60% on the first $3 billion; 0.58% on the next $1 billion; 0.57% on the next $4 billion; 0.56% on assets over $8 billion
Pioneer High Yield	0.60% on the first $2 billion; 0.50% on the next $1 billion; 0.40% on the next $1 billion; 0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million; 0.75% on assets over $500 million

(1)
Effective January 1, 2015, advisory fee breakpoints were incorporated.

(2)
The Investment Adviser had contractually agreed to waive 0.01% of the fee for Invesco Equity and Income.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Portfolio	Fee
Global Bond	0.600% on the first $4 billion; 0.575% on the next $1 billion; 0.550% on the next $1 billion; 0.530% on assets over $6 billion
American Century Small-Mid Cap Value	1.10% on the first $250 million; 1.05% on the next $250 million; 1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion; 0.925% on the next $1 billion; 0.900% on assets over $2 billion
Columbia Contrarian Core	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on assets over $1 billion
Columbia Small Cap Value II	0.85%
Invesco Comstock	0.70%
Portfolio	Fee
Invesco Equity and Income(1)	0.65% on the first $750 million; 0.63% on the next $250 million; 0.61% on assets over $1 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million; 0.75% on the next $500 million; 0.70% on assets over $1 billion
Oppenheimer Global	0.70% on the first $3 billion; 0.68% on the next $1 billion; 0.67% on the next $4 billion; 0.66% on assets over $8 billion
Pioneer High Yield	0.70% on the first $2 billion; 0.60% on the next $1 billion; 0.50% on the next $1 billion; 0.40% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.74%
T. Rowe Price Growth Equity	0.70%
Templeton Foreign Equity	0.90% on the first $500 million; 0.85% on assets over $500 million

(1)
Effective May 1, 2015, the Investment Adviser has contractually agreed to waive 0.01% of the fee for Invesco Equity and Income.

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock and T. Rowe Price Growth Equity in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows:
Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)
In addition, the Investment Adviser has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total savings in excess of  $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.
For the year ended December 31, 2015, the Investment Adviser waived $6,755, $500,588, $104,598, $67,108, $93,750, and $96,161 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, and T. Rowe Price Growth Equity, respectively. Termination or modification of these obligations requires approval by the Board.
Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity’s purchase of shares of Templeton Smaller

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. The Investment Adviser will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity’s investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2015.
The Company and DSL have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or DSL may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (* denotes a related party adviser):
Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Pioneer High Yield	Pioneer Investment Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares, as applicable. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The Distributor has agreed to waive an additional 0.02% of the distribution fee for Invesco Equity and Income Class S2 shares. Termination or modification of these obligations requires approval by the Board.
Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive a portion of the servicing fee for Baron Growth so that total net operating expenses do not exceed 1.31% for Class S shares. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	5.34%
	Pioneer High Yield	25.07
	T. Rowe Price Diversified Mid Cap Growth	13.09
Security Life of Denver Insurance Company	Global Bond	6.01
	Pioneer High Yield	19.47
	T. Rowe Price Diversified Mid Cap Growth	5.67
Voya Institutional Trust Company	Global Bond	19.69
	American Century Small-Mid Cap Value	42.71
	Baron Growth	14.99
	Columbia Contrarian Core	6.54
	Columbia Small Cap Value II	8.94
	Invesco Comstock	7.34
	JPMorgan Mid Cap Value	20.98
	Oppenheimer Global	9.70
	T. Rowe Price Growth Equity	16.50
Voya Insurance and Annuity Company	Baron Growth	39.69
	Columbia Contrarian Core	81.64
	Columbia Small Cap Value II	50.63
	Invesco Comstock	39.44
	Invesco Equity and Income	61.15
	JPMorgan Mid Cap Value	24.86
	Oppenheimer Global	10.60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	T. Rowe Price Growth Equity	17.98
	Templeton Foreign Equity	64.92
Voya Retirement Insurance and Annuity Company	Global Bond	67.81
	American Century Small-Mid Cap Value	54.93
	Baron Growth	40.47
	Columbia Contrarian Core	8.80
	Columbia Small Cap Value II	32.16
	Invesco Comstock	19.19
	Invesco Equity and Income	33.06
	JPMorgan Mid Cap Value	48.04
	Oppenheimer Global	72.41
	Pioneer High Yield	53.10
	T. Rowe Price Diversified Mid Cap Growth	75.12
	T. Rowe Price Growth Equity	50.25
	Templeton Foreign Equity	24.67
Voya Solution 2025 Portfolio	Invesco Comstock	7.42
Voya Solution 2035 Portfolio	Invesco Comstock	8.54
Voya Solution 2045 Portfolio	Invesco Comstock	5.99
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	5.54
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
The Portfolio(s) may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2015, Pioneer High Yield engaged in such purchase and sales transactions totaling $1,208,434 and $850,485, respectively.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:
Portfolio	Class ADV	Class I	Class S	Class S2
Global Bond	1.10%	0.60%	0.85%	N/A
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Baron Growth	1.59%	1.09%	1.34%	1.49%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.40%	1.55%
Invesco Comstock(2)	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	1.05%	1.20%
Pioneer High Yield	N/A	0.71%	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	1.00%	1.15%
Templeton Foreign Equity(3)	1.48%	0.98%	1.23%	1.38%

(1)
Pursuant to a side letter agreement, through May 1, 2016, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.21%, 0.71% and 0.96% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2016, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Pursuant to a side letter agreement, through May 1, 2016, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and other expenses, except as otherwise noted above, assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
At December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
Portfolio	2016	2017	2018	Total
Global Bond	$243,845	$173,482	$135,581	$552,908
American Century Small-Mid Cap Value	471,719	463,222	430,902	1,365,843
Invesco Equity and Income	261,856	201,217	207,075	670,148
Pioneer High Yield	16,528	60,824	55,577	132,929
T. Rowe Price Diversified Mid Cap Growth	178,875	67,420	—	246,295
The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased options on exchange-traded futures contracts for Global Bond during the year ended December 31, 2015 were as follows:
	Number of Contracts	Cost
Balance at 12/31/2014	—	$—
Options Purchased	524	76,635
Options Expired	(524)	(76,635)
Balance at 12/31/2015	—	$—

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	16,644,000	$76,562
Options Purchased	123,882,944	1,135,238
Options Terminated in Closing Sell Transactions	(28,027,648)	(324,000)
	USD Notional	Cost
Options Expired	(112,499,296)	(887,800)
Balance at 12/31/2015	—	$—

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Cost
Balance at 12/31/2014	81,473,000	$332,364
Options Purchased	1,667,066,000	22,902,265
Options Terminated in Closing Sell Transactions	(1,272,760,000)	(21,548,062)
Options Expired	(475,779,000)	(1,686,567)
Balance at 12/31/2015	—	$—

Transactions in written options on exchange-traded futures contracts for Global Bond during the year ended December 31, 2015 were as follows:
	Number of Contracts	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	524	110,040
Options Terminated in Closing Purchase Transactions	(524)	(110,040)
Balance at 12/31/2015	—	$—

Transactions in written foreign currency options for Global Bond during the year ended December 31, 2015 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2014	—	$—
Options Written	127,917,648	495,944
Options Terminated in Closing Purchase Transactions	(64,670,648)	(284,622)
Options Exercised	(63,247,000)	(211,322)
Balance at 12/31/2015	—	$—

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2015 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2014	—	165,890,000	$483,169
Options Written	1,648,904,000	2,377,398,000	16,820,310
Options Terminated in Closing Purchase Transactions	(824,452,000)	(2,140,420,000)	(15,122,853)
Options Expired	(824,452,000)	(402,868,000)	(2,180,626)
Balance at 12/31/2015	—	—	$—

NOTE 9 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — LINE OF CREDIT (continued)

committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	59	$1,234,136	1.12%
American Century Small-Mid Cap Value	7	2,678,000	1.14
Baron Growth	63	2,853,794	1.13
Columbia Small Cap Value II	1	512,000	1.13
JPMorgan Mid Cap Value	1	562,000	1.14
T. Rowe Price Diversified Mid Cap Growth	4	2,108,250	1.14
T. Rowe Price Growth Equity	11	7,382,182	1.13
Templeton Foreign Equity	3	1,425,000	1.13

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2015	113,182	—	—	(614,527)	(501,345)	1,149,434	—	—	(6,210,909)	(5,061,475)
12/31/2014	278,699	—	10,629	(400,536)	(111,208)	2,975,845	—	114,685	(4,254,237)	(1,163,707)
Class I
12/31/2015	331,772	—	—	(3,368,908)	(3,037,136)	3,408,954	—	—	(34,472,167)	(31,063,213)
12/31/2014	483,622	—	169,865	(3,410,514)	(2,757,027)	5,229,242	—	1,849,829	(36,697,829)	(29,618,758)
Class S
12/31/2015	286,919	—	—	(842,940)	(556,021)	2,938,760	—	—	(8,662,089)	(5,723,329)
12/31/2014	597,864	—	27,133	(913,455)	(288,458)	6,473,866	—	296,298	(9,835,369)	(3,065,205)
Class S2
12/31/2015	—	—	—	—	—	—	—	—	—	—
12/31/2014	—	—	—	—	—	—	—	—	—	—
American Century Small-Mid Cap Value
Class ADV
12/31/2015	473,429	—	1,557,675	(875,507)	1,155,597	5,970,451	—	17,305,764	(10,683,402)	12,592,813
12/31/2014	766,656	—	1,070,476	(2,055,345)	(218,213)	11,169,061	—	13,787,729	(31,265,428)	(6,308,638)
Class I
12/31/2015	926,534	—	2,261,282	(2,656,690)	531,126	12,118,570	—	26,343,938	(33,327,530)	5,134,978
12/31/2014	1,429,466	—	1,605,534	(4,595,045)	(1,560,045)	20,964,408	—	21,498,091	(72,207,900)	(29,745,401)
Class S
12/31/2015	410,728	—	1,494,208	(1,507,539)	397,397	5,276,838	—	17,228,222	(19,488,659)	3,016,401
12/31/2014	668,630	—	1,134,923	(2,849,694)	(1,046,141)	9,811,378	—	15,060,423	(44,122,885)	(19,251,084)
Class S2
12/31/2015	118,990	—	61,638	(85,591)	95,037	1,506,409	—	682,951	(1,089,809)	1,099,551
12/31/2014	107,978	—	34,423	(352,249)	(209,848)	1,511,452	—	441,991	(5,393,322)	(3,439,879)
Baron Growth
Class ADV
12/31/2015	157,011	—	274,983	(674,427)	(242,433)	4,531,491	—	8,007,507	(19,713,089)	(7,174,091)
12/31/2014	462,441	—	63,969	(589,391)	(62,981)	13,523,075	—	1,793,066	(17,117,076)	(1,800,935)
Class I

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Baron Growth (continued)
12/31/2015	434,975	—	585,465	(1,988,870)	(968,430)	13,911,453	—	18,202,106	(60,748,084)	(28,634,525)
12/31/2014	955,771	—	157,122	(1,938,401)	(825,508)	29,550,969	—	4,679,085	(59,916,474)	(25,686,420)
Class S
12/31/2015	479,189	—	1,647,066	(3,978,855)	(1,852,600)	14,697,709	—	49,691,990	(120,734,669)	(56,344,970)
12/31/2014	711,655	—	400,748	(5,059,180)	(3,946,777)	21,575,656	—	11,605,656	(151,763,902)	(118,582,590)
Class S2
12/31/2015	38,030	—	16,992	(67,220)	(12,198)	1,140,388	—	495,834	(2,030,825)	(394,603)
12/31/2014	70,040	—	3,915	(60,211)	13,744	2,056,732	—	109,977	(1,759,186)	407,523
Columbia Contrarian Core
Class ADV
12/31/2015	298,412	—	111,618	(111,160)	298,870	6,867,135	—	2,453,372	(2,573,744)	6,746,763
12/31/2014	107,457	—	98,211	(91,440)	114,228	2,581,671	—	2,212,701	(2,206,659)	2,587,713
Class I
12/31/2015	41,593	—	58,172	(102,770)	(3,005)	990,276	—	1,326,321	(2,486,511)	(169,914)
12/31/2014	44,454	—	62,611	(68,994)	38,071	1,097,537	—	1,455,694	(1,712,802)	840,429
Class S
12/31/2015	465,869	—	1,679,367	(2,008,544)	136,692	10,999,991	—	37,684,995	(48,165,495)	519,491
12/31/2014	1,149,239	—	1,864,724	(2,581,735)	432,228	28,510,532	—	42,739,468	(64,427,623)	6,822,377
Columbia Small Cap Value II
Class ADV
12/31/2015	408,608	—	4,520	(532,746)	(119,618)	6,702,716	—	75,657	(8,642,955)	(1,864,582)
12/31/2014	1,725,460	—	5,978	(609,424)	1,122,014	27,635,458	—	92,128	(9,469,641)	18,257,945
Class I
12/31/2015	609,948	—	16,368	(932,364)	(306,048)	10,295,607	—	281,364	(15,562,223)	(4,985,252)
12/31/2014	2,645,302	—	14,677	(1,172,464)	1,487,515	43,529,209	—	231,900	(18,594,005)	25,167,104
Class S
12/31/2015	424,400	—	28,258	(1,706,752)	(1,254,094)	7,082,409	—	483,770	(28,634,794)	(21,068,615)
12/31/2014	1,576,282	—	19,169	(2,066,691)	(471,240)	25,666,547	—	301,525	(33,043,385)	(7,075,313)
Class S2
12/31/2015	149,977	—	1,285	(86,774)	64,488	2,441,291	—	21,449	(1,419,646)	1,043,094
12/31/2014	296,541	—	1,100	(115,403)	182,238	4,736,330	—	16,920	(1,778,440)	2,974,810
Invesco Comstock
Class ADV
12/31/2015	113,278	—	49,774	(392,836)	(229,784)	1,807,702	—	775,483	(6,343,359)	(3,760,174)
12/31/2014	348,747	—	41,145	(275,806)	114,086	5,511,435	—	684,628	(4,390,054)	1,806,009
Class I
12/31/2015	6,421,704	—	342,384	(2,378,098)	4,385,990	106,336,129	—	5,351,730	(38,383,357)	73,304,502
12/31/2014	7,273,340	—	182,269	(2,554,336)	4,901,273	110,787,326	—	3,056,581	(41,490,346)	72,353,561
Class S
12/31/2015	492,751	—	485,164	(4,247,552)	(3,269,637)	7,921,714	—	7,603,995	(69,315,148)	(53,789,439)
12/31/2014	3,774,314	—	427,764	(4,797,035)	(594,957)	60,602,498	—	7,164,868	(77,675,776)	(9,908,410)
Invesco Equity and Income
Class ADV
12/31/2015	151,527	—	115,812	(185,467)	81,872	6,762,682	—	4,976,251	(8,306,926)	3,432,007
12/31/2014	228,616	264,770	41,853	(144,914)	390,325	10,439,967	12,496,350	1,907,670	(6,612,280)	18,231,707
Class I
12/31/2015	164,439	—	1,482,183	(1,971,650)	(325,028)	7,496,933	—	64,775,858	(89,096,748)	(16,823,957)
12/31/2014	1,119,580	2,472,176	616,237	(1,906,294)	2,301,699	52,470,421	118,523,109	28,585,663	(88,666,905)	110,912,288
Class S
12/31/2015	161,203	—	1,786,423	(3,542,858)	(1,595,232)	7,164,577	—	77,442,510	(159,782,804)	(75,175,717)
12/31/2014	142,995	15,240,652	826,865	(3,204,414)	13,006,098	6,516,042	725,313,586	38,013,236	(148,168,497)	621,674,367
Class S2
12/31/2015	176,308	—	1,097,658	(1,714,178)	(440,212)	7,934,546	—	46,949,757	(76,461,118)	(21,576,815)
12/31/2014	344,107	12,218,895	460,034	(1,761,679)	11,261,357	15,680,522	543,880,470	20,871,267	(80,385,713)	500,046,546
JPMorgan Mid Cap Value
Class ADV
12/31/2015	579,033	—	689,418	(469,879)	798,572	12,439,583	—	13,601,526	(9,908,503)	16,132,606
12/31/2014	494,222	—	267,177	(433,406)	327,993	10,646,648	—	5,561,002	(9,329,934)	6,877,716
Class I
12/31/2015	916,659	—	1,862,198	(2,727,988)	50,869	20,004,354	—	37,541,744	(57,873,448)	(327,350)
12/31/2014	1,251,469	—	844,345	(2,241,033)	(145,219)	27,269,524	—	18,001,283	(48,744,453)	(3,473,646)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Mid Cap Value (continued)
Class S
12/31/2015	754,919	—	2,381,009	(2,843,433)	292,495	16,390,139	—	47,588,257	(60,718,665)	3,259,731
12/31/2014	787,608	—	1,127,500	(4,404,972)	(2,489,864)	17,177,427	—	23,759,319	(95,277,431)	(54,340,685)
Class S2
12/31/2015	41,003	—	34,000	(116,903)	(41,900)	872,170	—	669,059	(2,516,657)	(975,428)
12/31/2014	46,218	—	16,485	(53,315)	9,388	988,579	—	342,604	(1,118,163)	213,020
Oppenheimer Global
Class ADV
12/31/2015	960,893	—	502,423	(636,796)	826,520	17,968,362	—	9,400,327	(12,029,300)	15,339,389
12/31/2014	491,367	—	126,602	(682,041)	(64,072)	9,014,492	—	2,300,353	(12,504,408)	(1,189,563)
Class I
12/31/2015	1,382,462	—	6,158,301	(7,840,979)	(300,216)	27,346,457	—	119,409,448	(149,839,229)	(3,083,324)
12/31/2014	1,639,871	—	1,903,883	(11,877,203)	(8,333,449)	31,388,757	—	35,716,844	(225,636,846)	(158,531,245)
Class S
12/31/2015	2,501,221	—	1,162,773	(2,122,531)	1,541,463	48,174,303	—	21,836,880	(38,875,357)	31,135,826
12/31/2014	914,518	—	307,282	(3,211,814)	(1,990,014)	16,783,355	—	5,598,683	(59,323,905)	(36,941,867)
Class S2
12/31/2015	55,320	—	23,500	(91,169)	(12,349)	1,040,869	—	430,989	(1,615,829)	(143,971)
12/31/2014	65,214	—	6,101	(39,752)	31,563	1,176,055	—	108,841	(716,144)	568,752
Pioneer High Yield
Class ADV
12/31/2015	—	—	—	—	—	—	—	—	—	—
12/31/2014	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2015	997,272	—	472,917	(2,873,020)	(1,402,831)	11,695,730	—	5,539,616	(33,567,286)	(16,331,940)
12/31/2014	2,053,367	—	473,025	(2,214,692)	311,700	25,684,022	—	5,902,329	(27,558,304)	4,028,047
Class S
12/31/2015	79,466	—	18,014	(118,390)	(20,910)	938,594	—	210,519	(1,367,490)	(218,377)
12/31/2014	180,973	—	15,441	(99,255)	97,159	2,267,588	—	192,274	(1,234,631)	1,225,231
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2015	536,469	—	474,365	(809,175)	201,659	6,094,705	—	4,928,655	(8,492,047)	2,531,313
12/31/2014	266,097	—	188,491	(344,239)	110,349	2,975,186	—	1,984,807	(3,807,785)	1,152,208
Class I
12/31/2015	2,032,041	—	10,723,838	(6,103,326)	6,652,553	24,643,747	—	119,999,748	(71,696,552)	72,946,943
12/31/2014	760,996	—	4,906,939	(8,858,323)	(3,190,388)	8,960,731	—	55,027,698	(104,053,966)	(40,065,537)
Class S
12/31/2015	606,565	—	398,027	(594,730)	409,862	6,742,873	—	4,330,538	(6,775,241)	4,298,170
12/31/2014	261,061	—	184,114	(442,140)	3,035	2,976,235	—	2,012,636	(5,074,897)	(86,026)
Class S2
12/31/2015	97,971	—	66,230	(88,614)	75,587	1,155,306	—	689,459	(990,490)	854,275
12/31/2014	271,934	—	22,484	(45,694)	248,724	3,017,240	—	237,001	(504,467)	2,749,774
T. Rowe Price Growth Equity
Class ADV
12/31/2015	312,835	—	339,629	(163,295)	489,169	26,554,454	—	28,240,157	(13,937,412)	40,857,199
12/31/2014	172,357	—	146,165	(243,795)	74,727	14,738,836	—	11,953,361	(20,747,055)	5,945,142
Class I
12/31/2015	1,690,630	—	1,721,278	(1,861,900)	1,550,008	150,420,520	—	150,611,865	(169,614,232)	131,418,153
12/31/2014	823,913	—	854,693	(2,178,207)	(499,601)	72,818,004	—	72,666,041	(193,208,089)	(47,724,044)
Class S
12/31/2015	1,201,876	—	709,182	(905,956)	1,005,102	107,064,018	—	60,500,345	(78,301,743)	89,262,620
12/31/2014	716,701	—	292,976	(1,121,253)	(111,576)	62,320,632	—	24,431,255	(96,554,289)	(9,802,402)
Class S2
12/31/2015	12,276	—	8,837	(9,041)	12,072	1,076,931	—	740,378	(807,283)	1,010,026
12/31/2014	32,364	—	3,115	(11,108)	24,371	2,785,852	—	256,132	(958,894)	2,083,090
Templeton Foreign Equity
Class ADV
12/31/2015	306,681	—	108,700	(629,849)	(214,468)	3,779,598	—	1,326,137	(7,589,183)	(2,483,448)
12/31/2014	334,088	—	70,556	(526,520)	(121,876)	4,275,954	—	910,170	(6,763,141)	(1,577,017)
Class I
12/31/2015	629,508	—	672,207	(2,569,753)	(1,268,038)	7,847,901	—	8,274,865	(30,862,697)	(14,739,931)
12/31/2014	788,445	—	453,673	(4,341,392)	(3,099,274)	10,318,661	—	5,906,833	(55,741,328)	(39,515,834)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Templeton Foreign Equity (continued)
Class S
12/31/2015	1,281,336	—	1,633,116	(7,042,292)	(4,127,840)	15,119,746	—	19,973,008	(86,161,662)	(51,068,908)
12/31/2014	2,840,981	—	1,128,605	(9,157,277)	(5,187,691)	35,347,679	—	14,604,147	(117,247,042)	(67,295,216)
Class S2
12/31/2015	71,716	—	6,855	(25,193)	53,378	840,146	—	83,425	(301,001)	622,570
12/31/2014	51,536	—	3,540	(46,725)	8,351	661,473	—	45,628	(591,281)	115,820
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2015:
Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$4,872,619	$(4,872,619)	$—
Goldman, Sachs & Co.	116,079	(116,079)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,244,510	(2,244,510)	—
Total	$7,233,208	$(7,233,208)	$—

(1)
Collateral with a fair value of  $7,383,540 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage, Inc.	$107,530	$(107,530)	$—
Citigroup Global Markets Inc.	185,201	(185,201)	—
Goldman, Sachs & Co.	815,741	(815,741)	—
HSBC Bank PLC	95,266	(95,266)	—
Janney Montgomery Scott LLC	40,143	(40,143)	—
JP Morgan Clearing Corp	1,659,619	(1,659,619)	—
Maple Securities USA Inc.	215,685	(215,685)	—
Morgan Stanley & Co. LLC	285,693	(285,693)	—
Nomura Securities International, Inc.	634,332	(634,332)	—
RBC Dominion Securities Inc	1,439,483	(1,439,483)	—
Scotia Capital (USA) INC	894,228	(894,228)	—
SG Americas Securities, LLC	970,620	(970,620)	—
Wells Fargo Securities LLC	114,760	(114,760)	—
Total	$7,458,299	$(7,458,299)	$—

(1)
Collateral with a fair value of  $7,642,699 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Invesco Comstock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$1,966,550	$(1,966,550)	$—
Goldman, Sachs & Co.	409,298	(409,298)	—
SG Americas Securities, LLC	50,485	(50,485)	—
Wells Fargo Securities LLC	2,307	(2,307)	—
Total	$2,428,639	$(2,428,639)	$—

(1)
Collateral with a fair value of  $2,490,134 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$488,735	$(488,735)	$—
BNP Paribas Prime Brokerage, Inc.	1,927,687	(1,927,687)	—
Citadel Clearing LLC	1,674,076	(1,674,076)	—
Citigroup Global Markets Inc.	54,251,976	(54,251,976)	—
Citigroup Global Markets Limited	210,530	(210,530)	—
Credit Suisse Securities (USA) LLC	126,525	(126,525)	—
Deutsche Bank Securities Inc.	514,805	(514,805)	—
Goldman, Sachs & Co.	2,938,321	(2,938,321)	—
J.P. Morgan Securities LLC	928,530	(928,530)	—
Jefferies LLC	971,367	(971,367)	—
JP Morgan Clearing Corp	54,318	(54,318)	—
JP Morgan Securities, Plc.	2,262,840	(2,262,840)	—
Morgan Stanley & Co. LLC	92,853	(92,853)	—
RBC Capital Markets, LLC	3,607,118	(3,607,118)	—
Scotia Capital (USA) INC	993,664	(993,664)	—
Wells Fargo Securities LLC	141,235	(141,235)	—
Total	$71,184,581	$(71,184,581)	$—

(1)
Collateral with a fair value of  $72,856,452 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$2,682,479	$(2,682,479)	$—
Goldman, Sachs & Co.	329,868	(329,868)	—
Morgan Stanley & Co. LLC	464,032	(464,032)	—
Scotia Capital (USA) INC	1,868,290	(1,868,290)	—
SG Americas Securities, LLC	5,629,621	(5,629,621)	—
UBS Securities LLC.	36,575	(36,575)	—
Total	$11,010,866	$(11,010,866)	$—

(1)
Collateral with a fair value of  $11,324,364 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,571,540	$(1,571,540)	$—
Citigroup Global Markets Inc.	27,378	(27,378)	—
Credit Suisse Securities (Europe) Limited	2,272,049	(2,272,049)	—
Credit Suisse Securities (USA) LLC	2,138,942	(2,138,942)	—
Deutsche Bank Securities Inc.	1,080,710	(1,080,710)	—
Deutsche Bank, AG	1,228,676	(1,228,676)	—
Goldman, Sachs & Co.	12,002,553	(12,002,553)	—
HSBC Bank PLC	3,508,278	(3,508,278)	—
JP Morgan Clearing Corp	1,365,711	(1,365,711)	—
JP Morgan Securities, Plc.	497,528	(497,528)	—
Merrill Lynch International	1,747,877	(1,747,877)	—
Morgan Stanley & Co. International PLC	7,266	(7,266)	—
Morgan Stanley & Co. LLC	11,909,106	(11,909,106)	—
Nomura International PLC	34,624	(34,624)	—
RBC Dominion Securities Inc	1,798,785	(1,798,785)	—
Scotia Capital (USA) INC	5,396,121	(5,396,121)	—
SG Americas Securities, LLC	215,965	(215,965)	—
Societe Generale	456,324	(456,324)	—
UBS AG	35,355	(35,355)	—
Wells Fargo Securities LLC	42,228	(42,228)	—
Total	$47,337,016	$(47,337,016)	$—

(1)
Collateral with a fair value of  $49,184,412 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,281,825	$(1,281,825)	$—
BNP Paribas Prime Brokerage, Inc.	9,585	(9,585)	—
Citigroup Global Markets Inc.	1,260,451	(1,260,451)	—
Credit Suisse Securities (USA) LLC	2,292,587	(2,292,587)	—
Deutsche Bank Securities Inc.	248,246	(248,246)	—
Goldman, Sachs & Co.	2,416,143	(2,416,143)	—
HSBC Bank PLC	740,904	(740,904)	—
Jefferies LLC	240,434	(240,434)	—
JP Morgan Clearing Corp	3,630,813	(3,630,813)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	4,216,365	(4,216,365)	—
Morgan Stanley & Co. LLC	8,283,657	(8,283,657)	—
National Financial Services LLC	2,026,530	(2,026,530)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura Securities International, Inc.	5,993	(5,993)	—
RBC Dominion Securities Inc	8,666,072	(8,666,072)	—
Scotia Capital (USA) INC	6,965,777	(6,965,777)	—
SG Americas Securities, LLC	1,104,800	(1,104,800)	—
UBS Securities LLC.	98,135	(98,135)	—
Total	$43,488,320	$(43,488,320)	$—

(1)
Collateral with a fair value of  $44,494,247 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$481,355	$(481,355)	$—
BNP Paribas Prime Brokerage, Inc.	20,187	(20,187)	—
Citigroup Global Markets Inc.	2,215,145	(2,215,145)	—
Credit Suisse Securities (USA) LLC	1,826,709	(1,826,709)	—
Deutsche Bank Securities Inc.	3,368,999	(3,368,999)	—
Goldman, Sachs & Co.	1,770,657	(1,770,657)	—
Janney Montgomery Scott LLC	339,602	(339,602)	—
Jefferies LLC	255,752	(255,752)	—
JP Morgan Clearing Corp	21,059,651	(21,059,651)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	14,433,318	(14,433,318)	—
Morgan Stanley & Co. LLC	1,013,549	(1,013,549)	—
Natixis Securities America LLC	88,140	(88,140)	—
Nomura Securities International, Inc.	132,369	(132,369)	—
RBC Capital Markets, LLC	62,933	(62,933)	—
RBC Dominion Securities Inc	5,691,500	(5,691,500)	—
Scotia Capital (USA) INC	12,481,699	(12,481,699)	—
SG Americas Securities, LLC	4,688,401	(4,688,401)	—
Wells Fargo Securities LLC	1,120,209	(1,120,209)	—
Total	$71,050,174	$(71,050,174)	$—

(1)
Collateral with a fair value of  $72,625,813 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Foreign Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$1,274,830	$(1,274,830)	$—
HSBC Bank PLC	9,390,318	(9,390,318)	—
Jefferies LLC	241,017	(241,017)	—
Merrill Lynch International	2,526,535	(2,526,535)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	1,309,613	(1,309,613)	—
Societe Generale	11	(11)	—
Total	$14,742,324	$(14,742,324)	$—

(1)
Collateral with a fair value of  $15,523,830 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — UNFUNDED LOAN COMMITMENTS
Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2015, Pioneer High Yield had the following unfunded loan commitments:
Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/15*
Charter Communications Operating LLC Term Loan	$585,000	$—
	$585,000	—

*
Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 13 — FOREIGN CURRENCY SETTLEMENT
In March 2015, BNY, the Portfolios’ custodian, announced it had agreed to settle various lawsuits (the “Settlement”) involving its standing instruction foreign exchange services. Certain Portfolios were named members of the Settlement class. On September 24, 2015 the United States District Court, Southern District of New York approved (the “Approval”) the plan of allocation related to the Settlement. After the announcement of the Approval, Global Bond, American Century Small-Mid Cap Value, Baron Growth, Columbia Contrarian Core, Invesco Equity and Income, Oppenheimer Global, T. Rowe Price Growth Equity and Templeton Foreign Equity recorded receivables in the amounts of  $57,422, $56, $12,863, $57,981, $8,604, $302,563, $402,047 and $1,974,841, respectively, representing each Portfolio’s respective estimated share of the net recovery associated with the Settlement. The Settlement amount for each Portfolio is included in Net Realized Gain/(Loss) on Foreign Currency Related Transactions in the respective accompanying Statements of Operations.
NOTE 14 — REORGANIZATIONS
On March 14, 2014, Invesco Equity and Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 14 — REORGANIZATIONS (continued)

the liabilities of ING American Funds Asset Allocation Portfolio (“Acquired 1 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Portfolio on February 27, 2014. The transaction was intended to enhance the efficiency and reduce the complexity of the funds complex. Furthermore, shareholders of the Acquiring Portfolio were expected to benefit from a reduction in net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:
Net investment income	$20,103,564
Net realized and unrealized gain on investments	$103,474,665
Net increase in net assets resulting from operations	$123,578,229
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired 1 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 1 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 1 Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$512,696	$861,963	$0	$(8,646)	0.1784
The net assets of the Acquiring Portfolio after the acquisition of Acquired 1 Portfolio were $1,374,658,988.
On July 18, 2014, Invesco Equity and Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all the liabilities of VY® MFS Total Return Portfolio (“Acquired 2 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 2 Portfolio on June 19, 2014. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. Furthermore, the Acquired 2 Portfolio was expected to benefit from a reduction in gross and net expenses as shareholders of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 2 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:
Net investment income	$30,914,116
Net realized and unrealized gain on investments	$145,707,748
Net increase in net assets resulting from operations	$176,621,863
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 2 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired 2 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 2 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 2 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$887,517	$1,388,200	$0	$35,107	0.3501
The net assets of the Acquiring Portfolio after the acquisition of Acquired 2 Portfolio were $2,275,716,892.
NOTE 15 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Bond(1)	$(1,519,695)	$(11,208,419)	$12,728,114
American Century Small-Mid Cap Value	(657)	1,122,408	(1,121,751)
Baron Growth	(2,510,453)	2,751,581	(241,128)
Columbia Contrarian Core	(6,954,785)	8,523,034	(1,568,249)
Invesco Comstock	—	4,746,440	(4,746,440)
Invesco Equity and Income	—	9,459,949	(9,459,949)
JPMorgan Mid Cap Value	—	12,096	(12,096)
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Oppenheimer Global	371,781	43,500	(415,281)
Pioneer High Yield	—	117,913	(117,913)
T. Rowe Price Diversified Mid Cap Growth	—	1,116,731	(1,116,731)
T. Rowe Price Growth Equity	(2,149,594)	2,568,120	(418,526)
Templeton Foreign Equity	—	4,030,610	(4,030,610)

(1)
Relates to the tax treatment of foreign currency transactions, swaps and paydowns.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Global Bond	$—	$—	$2,260,812	$—
American Century Small-Mid Cap Value	21,982,574	39,578,301	27,101,807	23,686,427
Baron Growth	3,161,582	73,235,855	11,232,376	6,955,408
Columbia Contrarian Core	15,220,880	26,243,808	2,808,114	43,599,749
Columbia Small Cap Value II	862,240	—	642,473	—
Invesco Comstock	13,731,208	—	10,906,077	—
Invesco Equity and Income	43,306,600	150,837,776	30,317,766	59,060,070
JPMorgan Mid Cap Value	7,256,199	92,144,387	10,419,182	37,245,026
Oppenheimer Global	23,491,220	127,586,424	19,723,594	24,001,127
Pioneer High Yield	5,750,135	—	6,094,603	—
T. Rowe Price Diversified Mid Cap Growth	8,011,231	121,937,169	3,746,359	55,515,783
T. Rowe Price Growth Equity	11,502,817	228,589,928	—	109,306,789
Templeton Foreign Equity	29,657,435	—	21,466,778	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Bond	$—	$—	$(14,735,433)	$(2,414,031)	Short-term	None
				(4,936,897)	Long-term	None
				$(7,350,928)
American Century Small-Mid Cap Value	11,475,651	18,803,122	(4,800,902)	—	—	—
Baron Growth	—	86,556,418	426,032,414	—	—	—
Columbia Contrarian Core	11,516,959	28,861,928	35,160,586	—	—	—
Columbia Small Cap Value II	603,894	8,732,957	18,191,592	—	—	—
Invesco Comstock	1,652,606	—	30,775,918	(105,159,957)	Short-term	2017
Invesco Equity and Income	4,448,707	74,538,528	4,216,535	—	—	—
JPMorgan Mid Cap Value	975,845	54,523,921	111,812,184	—	—	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Oppenheimer Global	19,483,236	95,046,011	553,188,486	—	—	—
Pioneer High Yield	3,167,316	—	(9,727,017)	(12,856,704)	Short-term	2017
				(791,900)	Short-term	None
				(580,549)	Long-term	None
				$(14,229,153)
T. Rowe Price Diversified Mid Cap Growth	7,784,422	94,062,524	207,443,639	—	—	—
T. Rowe Price Growth Equity	—	184,242,222	478,854,477	—	—	—
Templeton Foreign Equity	21,140,622	—	65,786,230	(22,498,473)	Short-term	2016
				(133,709,136)	Short-term	2017
				$(156,207,609)*

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 16 — SUBSEQUENT EVENTS
Subsequent to December 31, 2015, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class I	$0.0482	February 1, 2016	Daily
Class S	$0.0459	February 1, 2016	Daily
50/50 savings waiver: On November 19, 2015, the Board approved a sub-advisory fee reduction for Templeton Foreign Equity effective January 1, 2016. Pursuant to a separate waiver agreement, DSL has agreed to lower the advisory fee for the Portfolio so that the advisory fee payable to DSL will be waived in an amount equal to 50% of the savings to DSL resulting from the implementation of the sub-advisory fee reduction from the period from January 1, 2016 through May 1, 2017.
Expense Limitation Agreement: On January 14, 2016, the Board approved a modification to the expense limits with respect to Baron Growth. Effective January 1, 2016, the new expense limits, through May 1, 2017, are 1.55%, 1.05%, 1.30% and 1.45% for Class ADV, Class I, Class S and Class S2, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.4%
		Australia: 0.3%
703,000		Other Securities	$639,322	0.3
		Canada: 0.1%
324,000		Other Securities	296,402	0.1
		Cayman Islands: 0.2%
601,000		Other Securities	576,264	0.2
		France: 1.0%
287,000	#	BPCE SA, 5.150%, 07/21/24	289,941	0.1
456,000	#	Electricite de France SA, 2.350%, 10/13/20	449,495	0.2
940,000	#	Numericable Group SA, 6.000%, 05/15/22	914,150	0.4
433,000	#	Societe Generale SA, 5.625%, 11/24/45	415,996	0.2
294,000		Other Securities	296,739	0.1
			2,366,321	1.0
		Germany: 0.3%
730,000		Deutsche Bank AG/London, 1.875%, 02/13/18	724,145	0.3
		Guernsey: 0.3%
716,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	709,983	0.3
		Ireland: 0.3%
706,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	722,145	0.3
		Italy: 0.1%
286,000		Other Securities	294,766	0.1
		Japan: 0.4%
790,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	779,818	0.3
200,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	195,975	0.1
			975,793	0.4
		Luxembourg: 0.3%
690,000		Other Securities	691,193	0.3
		Mexico: 0.0%
MXN1,203,839		Other Securities(a)	11,996	0.0
		Netherlands: 1.0%
200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	205,500	0.1
1,030,000		Shell International Finance BV, 1.625%-3.250%, 11/10/18-05/11/25	1,013,487	0.4
800,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	801,362	0.4
269,000		Other Securities	293,026	0.1
			2,313,375	1.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Norway: 0.2%
380,000		Other Securities	$360,946	0.2
		Sweden: 0.4%
298,000	#	Nordea Bank AB, 5.500%, 09/29/49	297,627	0.1
670,000	#	Swedbank AB, 2.200%, 03/04/20	662,817	0.3
			960,444	0.4
		Switzerland: 0.3%
400,000	#	Credit Suisse AG, 6.500%, 08/08/23	431,920	0.2
250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	285,376	0.1
			717,296	0.3
		United Kingdom: 0.8%
1,002,000		Abbey National Treasury Services PLC/ United Kingdom, 2.375%, 03/16/20	1,001,679	0.4
265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	282,949	0.1
563,000		Other Securities	560,704	0.3
			1,845,332	0.8
		United States: 18.4%
762,000		21st Century Fox America, Inc., 4.500%-5.400%, 02/15/21-10/01/43	810,052	0.4
570,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	544,350	0.2
1,050,000		Apple Inc., 1.000%, 05/03/18	1,042,112	0.4
710,000		Apple, Inc., 3.200%, 05/13/25	719,891	0.3
1,135,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	1,154,658	0.5
1,309,000		Barrick North America Finance LLC, 5.750%, 05/01/43	949,444	0.4
65,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	66,625	0.0
540,000	#	Calpine Corp., 6.000%, 01/15/22	560,083	0.2
472,000	#	CCO Safari II LLC, 4.464%, 07/23/22	470,887	0.2
851,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	889,671	0.4
758,000		Citizens Bank NA/ Providence RI, 2.450%, 12/04/19	746,657	0.3
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	495,925	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
777,000		CVS Health Corp., 2.800%, 07/20/20	$781,628	0.3
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	916,282	0.4
539,000		Fifth Third Bancorp, 8.250%, 03/01/38	754,506	0.3
255,000	#	Glencore Funding LLC, 2.500%, 01/15/19	213,074	0.1
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	749,207	0.3
721,000		HCP, Inc., 4.250%, 11/15/23	723,235	0.3
436,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	441,071	0.2
258,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	257,903	0.1
194,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	194,057	0.1
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,180,852	0.5
570,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	518,700	0.2
840,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	837,989	0.4
50	#	Kern River Funding Corp., 4.893%, 04/30/18	52	0.0
768,000		Medtronic, Inc., 3.150%-3.500%, 03/15/22-03/15/25	777,596	0.3
700,000		Microsoft Corp., 2.000%, 11/03/20	700,748	0.3
1,577,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-04/29/24	1,607,092	0.7
1,048,000		Mylan, Inc., 2.600%, 06/24/18	1,040,672	0.4
110,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	111,856	0.1
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	494,675	0.2
585,000	#	Sanmina Corp., 4.375%, 06/01/19	589,387	0.3
272,000		Time Warner Cable, Inc., 5.875%, 11/15/40	258,529	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	550,744	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	$496,163	0.2
1,071,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,179,388	0.5
542,000		Verizon Communications, Inc., 5.012%-6.550%, 09/15/43-08/21/54	572,197	0.2
599,000		Wells Fargo & Co., 4.100%, 06/03/26	605,452	0.3
19,031,000		Other Securities	18,835,091	7.9
			43,838,501	18.4
		Total Corporate Bonds/Notes (Cost $59,095,483)	58,044,224	24.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
		United States: 15.3%
372,735		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	375,179	0.2
810,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	821,840	0.3
700,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	692,564	0.3
540,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	548,288	0.2
868,241		Banc of America Funding Corp., 5.500%, 02/25/35	877,970	0.4
1,130,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	1,131,340	0.5
8,020,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	404,674	0.2
574,250		Bear Stearns ALT-A Trust 2005-10 22A1, 2.608%, 01/25/36	497,575	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	472,894	0.2
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.177%, 10/12/42	499,444	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.620%, 04/12/38	$140,131	0.1
497,440	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	524,998	0.2
240,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	230,804	0.1
234,440		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 2.800%, 05/25/35	233,809	0.1
680,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	735,082	0.3
10,774,658	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.060%, 10/05/30	554,782	0.2
3,951,125	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.080%, 05/15/45	341,884	0.2
2,953,092	^	COMM 2013-LC6 XA Mortgage Trust, 1.742%, 01/10/46	202,419	0.1
4,401,334	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.191%, 05/10/47	277,262	0.1
225,478	^	Commercial Mortgage Pass Through Certificates, 1.394%, 04/10/47	15,973	0.0
480,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	486,720	0.2
23,937	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	23,907	0.0
372,029	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.380%, 07/27/37	373,279	0.2
3,057,972	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.127%, 11/10/46	64,549	0.0
55,972	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.922%, 01/27/37	108,191	0.0
320,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	292,351	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,780,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	$1,815,618	0.8
9,289,095	^	Freddie Mac Series K704 X1, 1.966%, 08/25/18	403,600	0.2
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.972%, 10/25/24	1,092,614	0.4
340,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	341,716	0.1
180,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	177,675	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.622%, 03/25/25	199,583	0.1
220,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	212,401	0.1
44,040,460	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	208,708	0.1
24,529	#	GE Capital Commercial Mortgage Series 2005-C2, 5.464%, 05/10/43	24,508	0.0
906,028		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.632%, 04/25/46	703,412	0.3
500,000		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	501,405	0.2
2,940,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	62,454	0.0
372,842	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	372,511	0.2
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	262,584	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
60,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	$60,002	0.0
8,495,255	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	534,773	0.2
720,699		JP Morgan Mortgage Trust 2005-A4 B1, 2.535%, 07/25/35	642,431	0.3
180,450		JPMorgan Mortgage Trust, 2.685%, 07/25/35	179,233	0.1
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	383,365	0.2
780,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.840%, 06/15/38	788,832	0.3
260,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.840%, 06/15/38	259,021	0.1
360,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	364,214	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	151,295	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	149,893	0.1
360,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	390,528	0.2
210,000		Merrill Lynch Mortgage Trust 2006-C2 AJ, 5.802%, 08/12/43	209,947	0.1
130,000		Merrill Lynch Mortgage Trust, 5.666%, 05/12/39	129,715	0.0
570,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	601,725	0.3
460,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	474,475	0.2
865,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.438%, 09/15/47	942,112	0.4
290,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	263,407	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
216,789	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.272%, 08/25/29	$216,724	0.1
269,940		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.632%, 04/25/36	234,617	0.1
590,000		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.722%, 04/25/36	487,997	0.2
560,183	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	573,734	0.2
6,596,150	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	609,844	0.2
82,924		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.431%, 10/25/36	74,743	0.0
1,340,522		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.824%, 12/25/36	1,222,973	0.5
317,242		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.397%, 08/25/46	273,905	0.1
606,111		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.300%, 12/25/36	529,516	0.2
168,836		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.972%, 04/25/37	144,019	0.1
192,181		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.522%, 12/25/36	128,158	0.1
235,961		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	171,912	0.1
6,019,310	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.061%, 10/15/45	528,387	0.2
593,448		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.740%, 08/25/35	587,915	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
441,598		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.733%, 10/25/36	$421,597	0.2
95,247		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.733%, 10/25/36	90,933	0.0
510,545		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.738%, 05/25/36	487,425	0.2
467,771		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.808%, 04/25/36	455,201	0.2
101,727		Wells Fargo Mortgage-Backed Securities Trust, 2.753%, 02/25/34	103,013	0.0
2,962,718	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.164%, 08/15/45	246,975	0.1
5,747,202		Other Securities	5,099,447	2.1
		Total Collateralized Mortgage Obligations (Cost $36,418,133)	36,520,701	15.3
STRUCTURED PRODUCTS: 0.0%
		Russia: 0.0%
RUB6,309,181		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 4.390%, 08/22/34	38,156	0.0
		Total Structured Products (Cost $224,649)	38,156	0.0
U.S. TREASURY OBLIGATIONS: 6.9%
		U.S. Treasury Bonds: 1.7%
2,269,000	L	2.250%, due 11/15/25	2,264,145	0.9
1,951,000		2.875%, due 08/15/45	1,891,631	0.8
			4,155,776	1.7
		U.S. Treasury Notes: 5.2%
6,083,700	L	0.875%, due 11/30/17	6,067,158	2.6
1,890,000		1.250%, due 12/15/18	1,886,379	0.8
1,931,000		1.750%, due 12/31/20	1,929,824	0.8
2,438,000		2.000%, due 11/30/22	2,424,981	1.0
			12,308,342	5.2
		Total U.S. Treasury Obligations (Cost $16,476,858)	16,464,118	6.9

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 6.6%
		Austria: 1.5%
EUR3,000,000	#	Austria Government Bond, 1.650%, 10/21/24	$3,520,257	1.5
		Brazil: 0.2%
BRL705,000		Other Securities	421,191	0.2
		Germany: 0.4%
EUR140,000		Bundesschatzanweisungen, -0.330%, 09/15/17	153,017	0.0
EUR830,000		Bundesschatzanweisungen, -0.350%, 06/16/17	906,645	0.4
EUR10,000		Other Securities	12,255	0.0
			1,071,917	0.4
		South Africa: 0.0%
ZAR1,000,000		Other Securities	62,541	0.0
		Spain: 4.5%
EUR7,300,000	#	Spain Government Bond, 1.600%, 04/30/25	7,891,619	3.3
EUR2,340,000	#	Spain Government Bond, 2.750%, 10/31/24	2,776,457	1.2
			10,668,076	4.5
		Total Foreign Government Bonds (Cost $16,459,970)	15,743,982	6.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.5%
		Federal Home Loan Mortgage Corporation: 8.5%##
1,391,000	W	0.010%, due 12/15/42	1,388,811	0.6
1,469,601		3.000%, due 04/01/45	1,469,230	0.6
1,436,597		3.000%, due 04/01/45	1,436,680	0.6
1,984,000	W	3.500%, due 07/15/41	2,042,454	0.9
974,746	^	4.000%, due 02/15/43	182,898	0.1
15,332,354	^	4.000%, due 04/15/43	2,766,502	1.2
1,013,671		4.000%, due 09/01/45	1,072,155	0.5
1,245,288		4.000%, due 10/01/45	1,317,136	0.6
5,710,031	^	4.120%, due 05/15/36	567,133	0.2
2,321,284	^	5.620%, due 10/15/36	336,835	0.1
5,988,929	^	5.670%, due 05/15/36	533,507	0.2
4,882,986	^	5.670%, due 01/15/39	662,073	0.3
5,126,356	^	5.720%, due 07/15/40	734,137	0.3
128,670	^	5.820%, due 07/15/35	21,868	0.0
2,474,601	^	5.920%, due 11/15/32	445,522	0.2
1,130,015	^	6.270%, due 08/15/28	85,505	0.0
16,151	^	7.000%, due 03/15/28	3,917	0.0
89,442	^	7.000%, due 04/15/28	21,846	0.0
149,607	^	7.320%, due 03/15/29	32,978	0.0
140,691	^	7.370%, due 03/15/29	26,281	0.0
203,998	^	8.620%, due 08/15/29	51,470	0.0
4,590,198		0.781%-23.538%, due 05/15/17-09/01/45	4,931,955	2.1
			20,130,893	8.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 9.4%##
2,296,836	^	3.000%, due 06/25/33	$341,142	0.2
1,501,000	W	3.000%, due 09/25/42	1,501,131	0.6
3,660,333		3.000%, due 07/01/43	3,691,539	1.6
1,054,078		3.000%, due 07/01/43	1,056,605	0.5
1,214,246	^	3.500%, due 08/25/33	161,769	0.1
747,151	^	3.500%, due 08/25/43	146,819	0.1
2,036,117	^	3.628%, due 02/25/37	29,393	0.0
2,274,687	^	4.000%, due 06/25/42	389,065	0.2
3,483,043		4.500%, due 05/01/44	3,763,414	1.6
1,771,499	^	5.000%, due 05/25/18	64,603	0.0
69,935	^	5.500%, due 07/25/33	14,813	0.0
28,838	^	5.500%, due 06/01/35	6,133	0.0
3,070,054	^	5.518%, due 01/25/38	546,945	0.2
5,322,507	^	5.528%, due 09/25/41	834,013	0.4
4,679,380	^	5.558%, due 11/25/41	752,111	0.3
3,322,672	^	5.678%, due 01/25/43	778,870	0.3
129,370	^	6.000%, due 12/01/32	28,904	0.0
55,222	^	6.000%, due 02/01/33	10,814	0.0
64,743	^	6.000%, due 03/01/33	14,652	0.0
53,917	^	6.000%, due 03/01/33	12,427	0.0
30,744	^	6.000%, due 09/01/35	6,142	0.0
4,292,968	^	6.028%, due 02/25/42	655,617	0.3
139,634	^	6.118%, due 06/25/37	22,918	0.0
1,896,717	^	6.128%, due 09/25/37	337,146	0.1
4,891,308	^	6.138%, due 06/25/41	923,545	0.4
437,122	^	6.148%, due 06/25/36	78,145	0.0
25,034	^	6.328%, due 05/25/35	4,627	0.0
222,841	^	6.500%, due 02/01/32	51,916	0.0
35,618	^	6.678%, due 06/25/23	4,129	0.0
129,219	^	6.808%, due 09/25/36	23,585	0.0
39,415	^	7.000%, due 02/01/28	9,073	0.0
49,406	^	7.000%, due 03/25/33	14,013	0.0
40,106	^	7.000%, due 04/25/33	10,538	0.0
210,181	^	7.128%, due 10/25/33	39,458	0.0
85,885	^	7.208%, due 03/25/23	2,810	0.0
137,173	^	7.328%, due 07/25/31	31,463	0.0
75,951	^	7.328%, due 02/25/32	15,068	0.0
54,587	^	7.500%, due 01/01/24	11,000	0.0
47,634	^	7.528%, due 07/25/32	10,653	0.0
1,559,579	^	7.640%, due 12/18/32	337,729	0.1
493,825		31.342%, due 11/25/36	879,560	0.4
3,867,240	W	0.822%-26.305%, due 03/25/17-05/25/43	4,725,843	2.0
			22,340,140	9.4
		Government National Mortgage Association: 1.6%
8,387,827	^	4.000%, due 04/20/38	625,699	0.3
4,487,951	^	5.448%, due 06/20/40	691,166	0.3
2,685,503	^	6.356%, due 07/16/41	518,859	0.2
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association (continued)
687,827		20.745%, due 03/20/37	$1,073,844	0.4
839,060	W	3.500%-8.000%, due 02/16/30-06/20/45	910,845	0.4
			3,820,413	1.6
		Total U.S. Government Agency Obligations (Cost $45,019,750)	46,291,446	19.5
ASSET-BACKED SECURITIES: 3.1%
		Cayman Islands: 2.5%
740,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	726,579	0.3
463,461	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	462,136	0.2
1,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	964,181	0.4
1,000,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	986,331	0.4
1,300,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	1,233,580	0.5
1,550,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	1,501,834	0.7
			5,874,641	2.5
		United States: 0.6%
1,849,572		Other Securities	1,532,888	0.6
		Total Asset-Backed Securities (Cost $7,465,751)	7,407,529	3.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	United States: 0.0%
48,173	Other Securities(b)	42,413	0.0
	Total Common Stock (Cost $1,304,494)	42,413	0.0
MUTUAL FUNDS: 22.6%
	United States: 22.6%
1,082,430	Voya Emerging Markets Corporate Debt Fund - Class P	10,077,423	4.2
1,688,653	Voya Emerging Markets Hard Currency Debt Fund - Class P	15,265,422	6.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	United States (continued)
2,919,202	Voya Emerging Markets Local Currency Debt Fund - Class P	$20,054,916	8.4
1,136,436	Voya High Yield Bond Fund - Class P	8,523,268	3.6
	Total Mutual Funds (Cost $66,383,120)	53,921,029	22.6
	Total Long-Term Investments (Cost $248,848,208)	234,473,598	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc: 3.1%
369,116	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $369,128, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $376,511, due 02/29/16-02/15/45)	369,116	0.2
1,753,606	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,753,671, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,788,678, due 01/15/16-04/01/51)	1,753,606	0.7
1,753,606	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,753,666, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,788,678, due 11/15/42-02/20/45)	1,753,606	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,753,606	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,753,677, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,788,678, due 03/31/21-02/15/44)	$1,753,606	0.8
1,753,606	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,753,669, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,788,678, due 01/15/16-10/20/65)	$1,753,606	0.7
		7,383,540	3.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
4,639,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $4,639,000)	4,639,000	1.9
	Total Short-Term Investments (Cost $12,022,540)	$12,022,540	5.0
	Total Investments in Securities
	(Cost $260,870,748)	$246,496,138	103.4
	Liabilities in Excess of Other Assets	(8,214,217)	(3.4)
	Net Assets	$238,281,921	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

W
Settlement is on a when-issued or delayed-delivery basis.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)
The grouping contains securities in default.

(b)
This grouping contains securities on loan.

BRL
Brazilian Real

EUR
EU Euro

MXN
Mexican Peso

RUB
Russian Ruble

ZAR
South African Rand

Cost for federal income tax purposes is $260,618,207.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,288,346
Gross Unrealized Depreciation	(17,410,415)
Net Unrealized Depreciation	$(14,122,069)

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	22.6%
U.S. Government Agency Obligations	19.5
Collateralized Mortgage Obligations	15.3
Financial	8.7
U.S. Treasury Obligations	6.9
Foreign Government Bonds	6.6
Communications	3.9
Consumer, Non-cyclical	3.8
Other Asset-Backed Securities	2.9
Energy	1.7
Technology	1.6
Utilities	1.6
Industrial	1.3
Basic Materials	1.0
Consumer, Cyclical	0.8
Asset-Backed Securities	0.2
Structured Products	0.0
Consumer Discretionary	0.0
Materials	0.0
Short-Term Investments	5.0
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
United States	$42,413	$—	$—	$42,413
Total Common Stock	42,413	—	—	42,413
Mutual Funds	53,921,029	—	—	53,921,029
Corporate Bonds/Notes	—	58,032,228	11,996	58,044,224
Collateralized Mortgage Obligations	—	36,520,701	—	36,520,701
Structured Products	—	—	38,156	38,156
Short-Term Investments	4,639,000	7,383,540	—	12,022,540
Foreign Government Bonds	—	15,743,982	—	15,743,982
Asset-Backed Securities	—	7,407,529	—	7,407,529
U.S. Treasury Obligations	—	16,464,118	—	16,464,118
U.S. Government Agency Obligations	—	46,291,446	—	46,291,446
Total Investments, at fair value	$58,602,442	$187,843,544	$50,152	$246,496,138
Other Financial Instruments+
Centrally Cleared Swaps	—	12,938,051	—	12,938,051
Forward Foreign Currency Contracts	—	4,443,411	—	4,443,411
Futures	121,595	—	—	121,595
Total Assets	$58,724,037	$205,225,006	$50,152	$263,999,195

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(13,676,462)	$—	$(13,676,462)
Forward Foreign Currency Contracts	—	(4,526,609)	—	(4,526,609)
Futures	(383,893)	—	—	(383,893)
Total Liabilities	$(383,893)	$(18,203,071)	$—	$(18,586,964)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	1,621,047	Buy	01/15/16	$1,163,000	$1,171,559	$8,559
Barclays Bank PLC	Norwegian Krone	17,868,364	Buy	01/15/16	2,065,000	2,018,416	(46,584)
Barclays Bank PLC	New Zealand Dollar	713,038	Buy	01/15/16	472,000	487,307	15,307
Barclays Bank PLC	South Korean Won	3,481,708,496	Buy	01/29/16	3,052,256	2,961,562	(90,694)
Citigroup, Inc.	EU Euro	393,174	Buy	01/15/16	433,000	427,403	(5,597)
Citigroup, Inc.	New Zealand Dollar	884,032	Buy	01/15/16	592,000	604,169	12,169
Citigroup, Inc.	Canadian Dollar	971,148	Buy	01/15/16	713,000	701,866	(11,134)
Citigroup, Inc.	EU Euro	10,992,942	Buy	01/15/16	11,994,000	11,949,977	(44,023)
Citigroup, Inc.	EU Euro	6,563,428	Buy	01/15/16	7,196,000	7,134,834	(61,166)
Citigroup, Inc.	EU Euro	172,099	Buy	01/15/16	183,000	187,082	4,082
Citigroup, Inc.	EU Euro	10,488,053	Buy	01/15/16	11,106,591	11,401,134	294,543
Citigroup, Inc.	Australian Dollar	2,847,843	Buy	01/29/16	2,023,606	2,072,589	48,983
Citigroup, Inc.	Canadian Dollar	64,214	Buy	01/29/16	49,000	46,410	(2,590)
Citigroup, Inc.	Swiss Franc	1,513,601	Buy	01/29/16	1,538,223	1,512,819	(25,404)
Citigroup, Inc.	Hong Kong Sar Dollar	762,813	Buy	01/29/16	98,456	98,449	(7)
Deutsche Bank AG	New Zealand Dollar	1,013,386	Buy	01/15/16	692,000	692,573	573
Deutsche Bank AG	EU Euro	1,060,118	Buy	01/15/16	1,160,000	1,152,411	(7,589)
Deutsche Bank AG	Australian Dollar	1,809,027	Buy	01/15/16	1,306,000	1,317,500	11,500
Deutsche Bank AG	Swiss Franc	548,121	Buy	01/15/16	553,000	547,507	(5,493)
Deutsche Bank AG	Australian Dollar	2,449,705	Buy	01/15/16	1,766,000	1,784,101	18,101
Deutsche Bank AG	EU Euro	1,994,285	Buy	01/15/16	2,179,000	2,167,906	(11,094)
Deutsche Bank AG	British Pound	471,997	Buy	01/15/16	710,000	695,845	(14,155)
Deutsche Bank AG	New Zealand Dollar	2,224,209	Buy	01/15/16	1,473,000	1,520,078	47,078
Deutsche Bank AG	Australian Dollar	1,762,494	Buy	01/15/16	1,278,000	1,283,610	5,610
Deutsche Bank AG	EU Euro	22,276,084	Buy	01/15/16	24,107,000	24,215,419	108,419
Deutsche Bank AG	Australian Dollar	1,247,732	Buy	01/15/16	910,000	908,714	(1,286)
Deutsche Bank AG	EU Euro	20,284,521	Buy	01/15/16	21,592,000	22,050,472	458,472
Deutsche Bank AG	Norwegian Krone	5,959,765	Buy	01/15/16	691,000	673,217	(17,783)
Deutsche Bank AG	Norwegian Krone	26,186,210	Buy	01/29/16	3,052,993	2,957,571	(95,422)
Deutsche Bank AG	New Zealand Dollar	784,652	Buy	01/29/16	515,467	535,727	20,260
Deutsche Bank AG	Swedish Krona	6,119,410	Buy	01/29/16	709,887	725,482	15,595
Deutsche Bank AG	Mexican Peso	61,047,954	Buy	03/11/16	3,516,510	3,524,907	8,397
Deutsche Bank AG	Japanese Yen	36,781,490	Buy	01/29/16	305,000	306,180	1,180
Deutsche Bank AG	Singapore Dollar	648,988	Buy	01/29/16	461,682	457,299	(4,383)
Goldman Sachs & Co.	Canadian Dollar	1,077,096	Buy	01/15/16	781,000	778,436	(2,564)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Japanese Yen	259,050,939	Buy	01/15/16	2,117,000	2,155,766	38,766
JPMorgan Chase & Co.	British Pound	958,388	Buy	01/29/16	1,478,000	1,412,968	(65,032)
JPMorgan Chase & Co.	Australian Dollar	2,093,802	Buy	01/29/16	1,488,000	1,523,817	35,817
JPMorgan Chase & Co.	Canadian Dollar	12,573,881	Buy	01/29/16	9,594,256	9,087,636	(506,620)
JPMorgan Chase & Co.	Japanese Yen	6,123,230,888	Buy	01/29/16	50,790,162	50,971,550	181,388
JPMorgan Chase & Co.	British Pound	1,149,519	Buy	01/15/16	1,704,000	1,694,685	(9,315)
JPMorgan Chase & Co.	Canadian Dollar	2,774,631	Buy	01/15/16	1,988,000	2,005,274	17,274
JPMorgan Chase & Co.	EU Euro	968,720	Buy	01/15/16	1,049,000	1,053,056	4,056
JPMorgan Chase & Co.	Japanese Yen	160,427,113	Buy	01/15/16	1,309,000	1,335,040	26,040
JPMorgan Chase & Co.	EU Euro	6,427,654	Buy	01/15/16	7,040,000	6,987,240	(52,760)
JPMorgan Chase & Co.	EU Euro	1,065,305	Buy	01/15/16	1,163,000	1,158,050	(4,950)
JPMorgan Chase & Co.	EU Euro	6,583,000	Buy	01/20/16	7,146,000	7,157,018	11,018
JPMorgan Chase & Co.	EU Euro	10,970,746	Buy	01/20/16	11,909,000	11,927,361	18,361
JPMorgan Chase & Co.	EU Euro	6,298,345	Buy	01/20/16	6,837,000	6,847,541	10,541
JPMorgan Chase & Co.	Japanese Yen	66,830,134	Buy	01/15/16	554,000	556,146	2,146
JPMorgan Chase & Co.	New Zealand Dollar	1,956,144	Buy	01/15/16	1,318,000	1,336,875	18,875
JPMorgan Chase & Co.	Australian Dollar	1,049,834	Buy	01/15/16	764,000	764,586	586
JPMorgan Chase & Co.	EU Euro	11,079,847	Buy	01/15/16	12,053,000	12,044,448	(8,552)
JPMorgan Chase & Co.	Canadian Dollar	2,191,698	Buy	01/15/16	1,640,000	1,583,978	(56,022)
JPMorgan Chase & Co.	Canadian Dollar	6,064,798	Buy	01/15/16	4,540,900	4,383,134	(157,766)
JPMorgan Chase & Co.	Danish Krone	6,741,468	Buy	01/15/16	957,442	982,015	24,573
JPMorgan Chase & Co.	British Pound	1,723,442	Buy	01/15/16	2,596,018	2,540,796	(55,222)
JPMorgan Chase & Co.	Japanese Yen	6,373,751,946	Buy	01/15/16	51,865,467	53,040,980	1,175,513
Morgan Stanley	New Zealand Dollar	1,666,903	Buy	01/15/16	1,105,000	1,139,202	34,202
Morgan Stanley	Danish Krone	6,741,468	Buy	01/29/16	997,769	982,429	(15,340)
Morgan Stanley	EU Euro	43,150,267	Buy	01/29/16	47,593,247	46,923,549	(669,698)
Morgan Stanley	British Pound	1,511,541	Buy	01/29/16	2,329,025	2,228,491	(100,534)
Morgan Stanley	New Zealand Dollar	893,447	Buy	01/29/16	598,000	610,007	12,007
Morgan Stanley	New Zealand Dollar	1,341,749	Buy	01/15/16	922,000	916,983	(5,017)
Morgan Stanley	Norwegian Krone	27,723,734	Buy	01/15/16	3,181,000	3,131,682	(49,318)
Morgan Stanley	British Pound	861,361	Buy	01/15/16	1,285,000	1,269,867	(15,133)
Morgan Stanley	British Pound	7,987,786	Buy	01/15/16	11,908,000	11,776,046	(131,954)
Morgan Stanley	British Pound	4,792,806	Buy	01/15/16	7,145,000	7,065,825	(79,175)
Morgan Stanley	British Pound	351,736	Buy	01/15/16	524,000	518,549	(5,451)
Morgan Stanley	British Pound	380,914	Buy	01/15/16	577,000	561,564	(15,436)
Morgan Stanley	Australian Dollar	9,963,442	Buy	01/20/16	7,147,000	7,254,455	107,455
Morgan Stanley	British Pound	422,393	Buy	01/15/16	641,000	622,716	(18,284)
Morgan Stanley	Australian Dollar	2,767,630	Buy	01/15/16	2,027,000	2,015,643	(11,357)
Morgan Stanley	EU Euro	627,492	Buy	01/15/16	683,000	682,121	(879)
Morgan Stanley	Norwegian Krone	5,902,210	Buy	01/15/16	683,000	666,716	(16,284)
Morgan Stanley	Swiss Franc	2,016,018	Buy	01/15/16	1,967,670	2,013,757	46,087
Morgan Stanley	Norwegian Krone	3,607,249	Buy	01/15/16	414,986	407,476	(7,510)
Morgan Stanley	Czech Koruna	11,239,058	Buy	03/11/16	459,679	452,888	(6,791)
Morgan Stanley	Israeli New Shekel	2,615,982	Buy	03/11/16	679,552	673,242	(6,310)
							$325,855
Barclays Bank PLC	EU Euro	1,638,935	Sell	01/15/16	$1,809,000	$1,781,619	$27,381
Barclays Bank PLC	Norwegian Krone	3,866,138	Sell	01/15/16	453,000	436,720	16,280
Barclays Bank PLC	EU Euro	22,643,741	Sell	01/15/16	24,166,000	24,615,084	(449,084)
Barclays Bank PLC	Romanian New Leu	1,620,684	Sell	03/11/16	394,725	389,796	4,929
Barclays Bank PLC	Brazilian Real	8,211,832	Sell	03/11/16	2,058,619	2,030,651	27,968
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Turkish Lira	4,504,188	Sell	03/11/16	1,485,231	1,515,211	(29,980)
Barclays Bank PLC	Malaysian Ringgit	6,307,909	Sell	01/29/16	1,463,552	1,462,794	758
Barclays Bank PLC	Norwegian Krone	4,892,749	Sell	01/29/16	575,000	552,606	22,394
Citigroup, Inc.	Australian Dollar	2,816,553	Sell	01/15/16	2,023,000	2,051,273	(28,273)
Citigroup, Inc.	Canadian Dollar	1,024,706	Sell	01/15/16	746,000	740,573	5,427
Citigroup, Inc.	Japanese Yen	273,841,379	Sell	01/15/16	2,232,000	2,278,849	(46,849)
Citigroup, Inc.	New Zealand Dollar	1,106,120	Sell	01/29/16	740,530	755,212	(14,682)
Citigroup, Inc.	Norwegian Krone	10,611,487	Sell	01/29/16	1,247,000	1,198,502	48,498
Citigroup, Inc.	Colombian Peso	2,961,027,253	Sell	03/11/16	883,427	925,792	(42,365)
Citigroup, Inc.	Thai Baht	27,099,373	Sell	01/29/16	755,887	752,560	3,327
Citigroup, Inc.	Swedish Krona	6,119,410	Sell	01/29/16	718,601	725,482	(6,881)
Deutsche Bank AG	Norwegian Krone	8,153,726	Sell	01/15/16	929,000	921,048	7,952
Deutsche Bank AG	Australian Dollar	1,003,491	Sell	01/15/16	714,000	730,835	(16,835)
Deutsche Bank AG	Norwegian Krone	9,340,778	Sell	01/15/16	1,073,000	1,055,137	17,863
Deutsche Bank AG	Australian Dollar	1,040,530	Sell	01/15/16	753,000	757,809	(4,809)
Deutsche Bank AG	Japanese Yen	1,478,629,515	Sell	01/15/16	12,046,000	12,304,834	(258,834)
Deutsche Bank AG	Swiss Franc	519,376	Sell	01/15/16	525,000	518,793	6,207
Deutsche Bank AG	Danish Krone	6,741,468	Sell	01/29/16	986,003	982,429	3,574
Deutsche Bank AG	Swiss Franc	81,418	Sell	01/29/16	82,084	81,376	708
Deutsche Bank AG	British Pound	1,874,125	Sell	01/29/16	2,849,358	2,763,055	86,303
Deutsche Bank AG	EU Euro	42,893,694	Sell	01/29/16	46,766,565	46,644,540	122,025
Deutsche Bank AG	Australian Dollar	4,941,645	Sell	01/29/16	3,515,941	3,596,405	(80,464)
Goldman Sachs & Co.	Canadian Dollar	11,687,644	Sell	01/29/16	8,871,962	8,447,118	424,844
HSBC Bank PLC	Thai Baht	26,958,750	Sell	01/15/16	750,000	748,941	1,059
HSBC Bank PLC	Philippine Peso	28,280,482	Sell	01/29/16	600,346	601,063	(717)
JPMorgan Chase & Co.	New Zealand Dollar	571,978	Sell	01/29/16	381,000	390,522	(9,522)
JPMorgan Chase & Co.	Swiss Franc	976,509	Sell	01/29/16	989,000	976,005	12,995
JPMorgan Chase & Co.	British Pound	595,804	Sell	01/29/16	918,000	878,404	39,596
JPMorgan Chase & Co.	EU Euro	256,573	Sell	01/29/16	283,000	279,010	3,990
JPMorgan Chase & Co.	Indonesian Rupiah	28,526,241,483	Sell	01/29/16	2,027,451	2,045,645	(18,194)
JPMorgan Chase & Co.	South Korean Won	2,575,240,200	Sell	01/15/16	2,171,000	2,193,739	(22,739)
JPMorgan Chase & Co.	Australian Dollar	1,367,764	Sell	01/15/16	995,000	996,131	(1,131)
JPMorgan Chase & Co.	EU Euro	1,425,371	Sell	01/15/16	1,555,000	1,549,462	5,538
JPMorgan Chase & Co.	Swiss Franc	587,004	Sell	01/15/16	595,000	586,345	8,655
JPMorgan Chase & Co.	EU Euro	10,971,195	Sell	01/15/16	11,908,000	11,926,337	(18,337)
JPMorgan Chase & Co.	EU Euro	6,582,901	Sell	01/15/16	7,145,000	7,156,003	(11,003)
JPMorgan Chase & Co.	EU Euro	6,299,132	Sell	01/15/16	6,837,000	6,847,528	(10,528)
JPMorgan Chase & Co.	New Zealand Dollar	981,623	Sell	01/15/16	661,000	670,865	(9,865)
JPMorgan Chase & Co.	Canadian Dollar	1,615,516	Sell	01/15/16	1,160,000	1,167,561	(7,561)
JPMorgan Chase & Co.	Australian Dollar	2,139,207	Sell	01/15/16	1,536,000	1,557,967	(21,967)
JPMorgan Chase & Co.	New Zealand Dollar	1,495,361	Sell	01/15/16	1,012,000	1,021,966	(9,966)
JPMorgan Chase & Co.	Swiss Franc	1,868,764	Sell	01/15/16	1,877,000	1,866,668	10,332
JPMorgan Chase & Co.	New Zealand Dollar	2,104,613	Sell	01/15/16	1,420,000	1,438,343	(18,343)
JPMorgan Chase & Co.	Australian Dollar	1,712,559	Sell	01/15/16	1,233,000	1,247,243	(14,243)
JPMorgan Chase & Co.	Japanese Yen	626,781,720	Sell	01/15/16	5,177,000	5,215,941	(38,941)
JPMorgan Chase & Co.	Japanese Yen	62,525,555	Sell	01/15/16	509,000	520,324	(11,324)
JPMorgan Chase & Co.	Swiss Franc	1,028,918	Sell	01/15/16	1,039,000	1,027,764	11,236
JPMorgan Chase & Co.	Canadian Dollar	858,394	Sell	01/15/16	632,000	620,376	11,624
JPMorgan Chase & Co.	EU Euro	1,269,720	Sell	01/15/16	1,377,000	1,380,260	(3,260)
JPMorgan Chase & Co.	Canadian Dollar	740,506	Sell	01/15/16	548,000	535,177	12,823
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Swiss Franc	1,348,635	Sell	01/15/16	1,351,000	1,347,122	3,878
JPMorgan Chase & Co.	Japanese Yen	51,662,583	Sell	01/15/16	420,000	429,925	(9,925)
JPMorgan Chase & Co.	British Pound	190,607	Sell	01/15/16	285,000	281,004	3,996
JPMorgan Chase & Co.	Swiss Franc	939,083	Sell	01/15/16	924,000	938,029	(14,029)
JPMorgan Chase & Co.	Russian Ruble	37,898,113	Sell	03/11/16	524,331	509,677	14,654
Morgan Stanley	New Zealand Dollar	3,911,217	Sell	01/15/16	2,567,311	2,673,019	(105,708)
Morgan Stanley	Japanese Yen	6,160,012,378	Sell	01/29/16	50,694,625	51,277,729	(583,104)
Morgan Stanley	Canadian Dollar	950,451	Sell	01/29/16	728,000	686,928	41,072
Morgan Stanley	Norwegian Krone	10,681,974	Sell	01/29/16	1,256,019	1,206,463	49,556
Morgan Stanley	Swiss Franc	455,673	Sell	01/29/16	463,000	455,438	7,562
Morgan Stanley	Norwegian Krone	20,736,949	Sell	01/15/16	2,381,000	2,342,453	38,547
Morgan Stanley	British Pound	711,959	Sell	01/15/16	1,055,000	1,049,610	5,390
Morgan Stanley	EU Euro	2,482,522	Sell	01/15/16	2,722,000	2,698,648	23,352
Morgan Stanley	British Pound	4,783,901	Sell	01/15/16	7,185,000	7,052,698	132,302
Morgan Stanley	British Pound	372,643	Sell	01/15/16	559,000	549,371	9,629
Morgan Stanley	Japanese Yen	70,689,114	Sell	01/15/16	579,000	588,259	(9,259)
Morgan Stanley	EU Euro	6,296,314	Sell	01/20/16	6,837,000	6,845,333	(8,333)
Morgan Stanley	British Pound	7,988,473	Sell	01/20/16	11,909,000	11,777,232	131,768
Morgan Stanley	British Pound	4,793,486	Sell	01/20/16	7,146,000	7,066,933	79,067
Morgan Stanley	Japanese Yen	102,909,492	Sell	01/15/16	847,000	856,390	(9,390)
Morgan Stanley	EU Euro	2,236,234	Sell	01/15/16	2,449,000	2,430,919	18,081
Morgan Stanley	British Pound	315,984	Sell	01/15/16	479,000	465,842	13,158
Morgan Stanley	Canadian Dollar	1,008,010	Sell	01/15/16	742,000	728,506	13,494
Morgan Stanley	EU Euro	1,098,604	Sell	01/15/16	1,198,000	1,194,248	3,752
Morgan Stanley	Japanese Yen	50,997,952	Sell	01/15/16	414,000	424,394	(10,394)
Morgan Stanley	Australian Dollar	378,654	Sell	01/15/16	273,311	275,771	(2,460)
Morgan Stanley	Swedish Krona	9,076,274	Sell	01/15/16	1,043,146	1,075,568	(32,422)
Morgan Stanley	Hungarian Forint	340,159,718	Sell	03/11/16	1,181,108	1,170,839	10,269
Morgan Stanley	Polish Zloty	6,414,415	Sell	03/11/16	1,616,832	1,633,038	(16,206)
Morgan Stanley	South African Rand	23,511,781	Sell	03/11/16	1,549,433	1,501,249	48,184
Morgan Stanley	Peruvian Nuevo Sol	2,756,217	Sell	03/11/16	806,147	798,266	7,881
Morgan Stanley	Chilean Peso	184,927,455	Sell	03/11/16	257,954	258,958	(1,004)
							$(409,053)

At December 31, 2015, the following futures contracts were outstanding for Voya Global Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	40	03/08/16	$6,581,393	$(53,339)
Australia 10-Year Bond	11	03/15/16	1,017,129	5,035
Australia 3-Year Bond	36	03/15/16	2,924,134	5,455
Canada 10-Year Bond	35	03/21/16	3,566,272	68,493
Euro-Bobl 5-Year	159	03/08/16	22,579,013	(34,774)
Euro-Schatz	50	03/08/16	6,059,206	2,105
Long Gilt	45	03/29/16	7,746,451	(47,125)
Short Gilt	12	03/29/16	1,830,260	(1,277)
U.S. Treasury 2-Year Note	10	03/31/16	2,172,344	(2,525)
U.S. Treasury 5-Year Note	431	03/31/16	50,996,054	(169,019)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond	40	03/21/16	6,150,000	8,077
			$111,622,256	$(218,894)
Short Contracts
Euro-Bund	(80)	03/08/16	(13,729,637)	(62,486)
Japan 10-Year Bond (TSE)	(3)	03/14/16	(3,719,955)	(7,222)
U.S. Treasury 10-Year Note	(46)	03/21/16	(5,791,688)	32,430
U.S. Treasury Ultra Long Bond	(13)	03/21/16	(2,062,938)	(6,126)
			$(25,304,218)	$(43,404)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index Series 25, Version 1	Sell	1.000	Intercontinental Exchange	12/20/20	USD12,000,000	$65,556	$(33,124)
						$65,556	$(33,124)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2015, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.960% and pay a floating rate based on the 6-month CAD-BA-CDOR	Chicago Mercantile Exchange	11/21/44	CAD	1,000,000	$73,013	$81,267
Receive a fixed rate equal to 1.848% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/45	EUR	1,050,000	(66,485)	(64,947)
Receive a fixed rate equal to 1.622% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/09/45	EUR	1,200,000	3,585	874
Receive a fixed rate equal to 1.488% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/05/45	EUR	2,000,000	(66,185)	(69,259)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	08/06/45	EUR	1,300,000	26,860	28,833
Receive a fixed rate equal to 1.448% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/25/45	EUR	4,100,000	(179,937)	(190,240)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.409% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/26/45	EUR	1,900,000	(102,999)	(109,101)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	08/27/45	EUR	6,400,000	94,019	99,663
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.615%	Chicago Mercantile Exchange	09/11/45	EUR	9,100,000	(8,219)	(7,244)
Receive a fixed rate equal to 1.682% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/18/45	EUR	11,100,000	207,927	213,638
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.675%	Chicago Mercantile Exchange	09/21/45	EUR	1,600,000	(27,180)	(27,865)
Receive a fixed rate equal to 1.573% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/22/45	EUR	3,200,000	(33,230)	(35,078)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.612%	Chicago Mercantile Exchange	09/23/45	EUR	3,200,000	188	1,000
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.564%	Chicago Mercantile Exchange	09/24/45	EUR	7,800,000	99,875	104,064
Receive a fixed rate equal to 1.552% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/45	EUR	6,300,000	(101,838)	(105,771)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.530%	Chicago Mercantile Exchange	09/25/45	EUR	5,700,000	125,031	129,675
Receive a fixed rate equal to 1.516% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR	1,100,000	(28,236)	(29,274)
Receive a fixed rate equal to 1.509% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/28/45	EUR	3,800,000	(104,784)	(108,599)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.593%	Chicago Mercantile Exchange	11/06/45	EUR	6,500,000	31,946	38,629
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.662%	Chicago Mercantile Exchange	11/11/45	EUR	6,100,000	(82,462)	(74,881)
Receive a fixed rate equal to 1.548% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR	11,168,000	(191,361)	(199,913)
Receive a fixed rate equal to 1.539% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/20/45	EUR	8,100,000	(157,342)	(163,309)
Receive a fixed rate equal to 1.496% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/23/45	EUR	4,900,000	(152,564)	(155,530)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.481%	Chicago Mercantile Exchange	11/27/45	EUR	4,900,000	171,528	174,233
Receive a fixed rate equal to 1.478% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	12/01/45	EUR	11,021,000	(395,788)	(401,663)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.524% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	07/06/20	EUR	5,800,000	75,566	74,845
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.451%	Chicago Mercantile Exchange	07/09/20	EUR	5,800,000	(54,305)	(53,227)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.393%	Chicago Mercantile Exchange	08/05/20	EUR	9,800,000	(59,084)	(57,905)
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/06/20	EUR	6,500,000	39,068	38,285
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.365%	Chicago Mercantile Exchange	08/25/20	EUR	19,100,000	(81,046)	(77,549)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.372%	Chicago Mercantile Exchange	08/26/20	EUR	9,500,000	(43,552)	(42,029)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	08/27/20	EUR	31,800,000	245,210	246,170
Receive a fixed rate equal to 0.393% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/20	EUR	22,900,000	121,980	121,416
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.429%	Chicago Mercantile Exchange	09/18/20	EUR	31,700,000	(223,208)	(224,630)
Receive a fixed rate equal to 0.434% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/20	EUR	2,500,000	18,109	18,260
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.381%	Chicago Mercantile Exchange	09/22/20	EUR	12,700,000	(57,034)	(56,479)
Receive a fixed rate equal to 0.394% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/23/20	EUR	14,480,000	74,501	74,178
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.369%	Chicago Mercantile Exchange	09/25/20	EUR	8,600,000	(33,058)	(32,657)
Receive a fixed rate equal to 0.355% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/25/20	EUR	17,700,000	55,344	54,087
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.360%	Chicago Mercantile Exchange	09/28/20	EUR	4,800,000	(15,968)	(15,655)
Receive a fixed rate equal to 1.043% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/11/25	EUR	11,400,000	91,044	91,904
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.100%	Chicago Mercantile Exchange	09/18/25	EUR	7,300,000	(100,076)	(102,128)
Receive a fixed rate equal to 1.101% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/21/25	EUR	2,400,000	32,876	33,551
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.012%	Chicago Mercantile Exchange	09/22/25	EUR	7,000,000	(31,216)	(30,745)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.976% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	09/24/25	EUR	16,800,000	11,056	8,767
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.990%	Chicago Mercantile Exchange	09/25/25	EUR	4,100,000	(8,508)	(8,144)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.965%	Chicago Mercantile Exchange	09/28/25	EUR	5,400,000	3,469	4,444
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.976%	Chicago Mercantile Exchange	10/15/25	EUR	16,400,000	1,186	3,802
Receive a fixed rate equal to 0.900% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/26/25	EUR	18,300,000	(153,764)	(162,592)
Receive a fixed rate equal to 0.902% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/27/25	EUR	31,200,000	(253,089)	(268,047)
Receive a fixed rate equal to 0.943% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/06/25	EUR	10,100,000	(42,491)	(47,321)
Receive a fixed rate equal to 0.996% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/11/25	EUR	13,500,000	16,790	9,529
Receive a fixed rate equal to 0.955% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/12/25	EUR	7,700,000	(23,726)	(27,402)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.878%	Chicago Mercantile Exchange	11/20/25	EUR	28,445,000	324,714	334,554
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.885%	Chicago Mercantile Exchange	11/20/25	EUR	18,500,000	190,717	197,373
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.857%	Chicago Mercantile Exchange	11/23/25	EUR	12,500,000	172,532	176,566
Receive a fixed rate equal to 0.832% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	11/27/25	EUR	12,600,000	(207,916)	(210,930)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.832%	Chicago Mercantile Exchange	12/01/25	EUR	28,268,000	467,688	475,429
Receive a fixed rate equal to 1.555% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/15/45	EUR	9,600,000	(146,522)	(151,513)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.524%	Chicago Mercantile Exchange	10/19/45	EUR	3,100,000	72,914	76,044
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.498%	Chicago Mercantile Exchange	10/26/45	EUR	9,200,000	281,486	291,910
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.527%	Chicago Mercantile Exchange	10/27/45	EUR	11,800,000	268,662	280,856
Receive a fixed rate equal to 2.899% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	Chicago Mercantile Exchange	08/22/44	GBP	2,000,000	481,307	511,275
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY	1,855,000,000	548,451	590,686
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY	1,015,000,000	185,795	176,056
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY	468,636,765	(241,161)	(239,532)
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/45	JPY	1,084,559,370	152,346	150,684
Receive a fixed rate equal to 2.928% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/35	USD	5,400,000	318,704	318,704
Receive a fixed rate equal to 2.832% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/09/45	USD	2,000,000	74,151	74,151
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.901%	Chicago Mercantile Exchange	07/13/45	USD	4,100,000	(212,677)	(212,677)
Receive a fixed rate equal to 2.896% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/21/45	USD	1,588,000	80,724	80,724
Receive a fixed rate equal to 2.860% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/24/45	USD	2,382,000	102,891	102,891
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.782%	Chicago Mercantile Exchange	07/29/45	USD	4,000,000	(106,213)	(106,213)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.799%	Chicago Mercantile Exchange	07/30/45	USD	2,400,000	(72,223)	(72,223)
Receive a fixed rate equal to 2.808% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/31/45	USD	9,600,000	310,154	310,154
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.687%	Chicago Mercantile Exchange	09/25/45	USD	1,700,000	(9,203)	(9,203)
Receive a fixed rate equal to 2.613% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/28/45	USD	2,600,000	(27,379)	(27,379)
Receive a fixed rate equal to 0.704% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/27/16	USD	21,000,000	(557)	(557)
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD	87,000,000	3,791	3,791
Receive a fixed rate equal to 0.924% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/13/17	USD	16,000,000	(29,259)	(29,259)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.082%	Chicago Mercantile Exchange	08/21/17	USD	15,000,000	(9,585)	(9,585)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.143%	Chicago Mercantile Exchange	08/27/17	USD	40,000,000	(61,704)	(61,704)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.178% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/15/18	USD	56,100,000	(102,271)	(102,271)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.166%	Chicago Mercantile Exchange	05/20/18	USD	28,000,000	61,287	61,287
Receive a fixed rate equal to 1.208% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/21/18	USD	16,500,000	(19,704)	(19,704)
Receive a fixed rate equal to 1.224% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/27/18	USD	23,100,000	(22,424)	(22,424)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.231%	Chicago Mercantile Exchange	05/27/18	USD	32,900,000	26,060	26,060
Receive a fixed rate equal to 1.206% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/18	USD	16,500,000	(24,320)	(24,320)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.257%	Chicago Mercantile Exchange	06/04/18	USD	16,400,000	5,208	5,208
Receive a fixed rate equal to 1.323% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/10/18	USD	13,300,000	14,643	14,643
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.347%	Chicago Mercantile Exchange	06/11/18	USD	16,600,000	(27,856)	(27,856)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.374%	Chicago Mercantile Exchange	06/12/18	USD	6,632,000	(15,268)	(15,268)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.267%	Chicago Mercantile Exchange	06/19/18	USD	33,725,000	17,236	17,236
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.283%	Chicago Mercantile Exchange	06/26/18	USD	11,600,000	3,244	3,244
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.301%	Chicago Mercantile Exchange	07/03/18	USD	11,600,000	(605)	(605)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD	11,600,000	14,609	14,609
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.230%	Chicago Mercantile Exchange	07/14/18	USD	16,800,000	31,711	31,711
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.277%	Chicago Mercantile Exchange	07/15/18	USD	56,300,000	39,464	39,464
Receive a fixed rate equal to 1.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/27/18	USD	108,800,000	(67,956)	(67,956)
Receive a fixed rate equal to 1.525% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/11/19	USD	37,900,000	61,417	61,417
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.465%	Chicago Mercantile Exchange	05/18/19	USD	21,400,000	9,260	9,260
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.460% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/01/19	USD	14,800,000	(12,646)	(12,646)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.659%	Chicago Mercantile Exchange	06/09/19	USD	16,400,000	(93,419)	(93,419)
Receive a fixed rate equal to 1.640% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/19	USD	16,400,000	82,904	82,904
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.686%	Chicago Mercantile Exchange	06/15/19	USD	16,600,000	(107,836)	(107,836)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.682%	Chicago Mercantile Exchange	06/15/19	USD	16,600,000	(105,301)	(105,301)
Receive a fixed rate equal to 1.609% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/19	USD	16,600,000	64,009	64,009
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.418%	Chicago Mercantile Exchange	07/09/19	USD	10,200,000	31,753	31,753
Receive a fixed rate equal to 1.462% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/13/19	USD	21,200,000	(36,084)	(36,084)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.557%	Chicago Mercantile Exchange	07/21/19	USD	8,503,000	(12,918)	(12,918)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.581%	Chicago Mercantile Exchange	07/24/19	USD	12,754,500	(29,812)	(29,812)
Receive a fixed rate equal to 1.493% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/19	USD	21,100,000	(16,688)	(16,688)
Receive a fixed rate equal to 1.502% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/30/19	USD	12,700,000	(6,115)	(6,115)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.534%	Chicago Mercantile Exchange	07/31/19	USD	49,100,000	(31,173)	(31,173)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.7440%	Chicago Mercantile Exchange	08/21/19	USD	32,000,000	(250,465)	(250,465)
Receive a fixed rate equal to 1.743% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/21/19	USD	8,100,000	62,966	62,966
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.792%	Chicago Mercantile Exchange	08/27/19	USD	8,000,000	(75,788)	(75,788)
Receive a fixed rate equal to 1.301% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/25/19	USD	8,600,000	(77,680)	(77,680)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.261%	Chicago Mercantile Exchange	09/28/19	USD	12,200,000	129,534	129,534
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	59,452,000	(243,890)	(243,890)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	121,260,000	1,991,342	1,991,342
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.882%	Chicago Mercantile Exchange	06/30/20	USD	27,546,000	(259,275)	(259,275)
Receive a fixed rate equal to 1.780% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/06/20	USD	9,100,000	43,696	43,696
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.690%	Chicago Mercantile Exchange	12/22/20	USD	24,219,000	53,977	53,977
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD	12,000,000	(272,603)	(272,603)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.179%	Chicago Mercantile Exchange	07/01/21	USD	45,000,000	(891,426)	(891,426)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.557%	Chicago Mercantile Exchange	08/21/24	USD	300,000	(10,650)	(10,650)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD	8,500,000	(262,599)	(262,599)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	30,878,000	704,634	704,634
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	64,260,000	(3,314,473)	(3,314,473)
Receive a fixed rate equal to 2.133% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	03/20/25	USD	6,000,000	(14,797)	(14,797)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.189%	Chicago Mercantile Exchange	05/05/25	USD	40,000,000	(65,363)	(65,363)
Receive a fixed rate equal to 2.168% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/05/25	USD	40,000,000	(7,362)	(7,362)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464%	Chicago Mercantile Exchange	06/15/25	USD	16,052,667	(401,709)	(401,709)
Receive a fixed rate equal to 2.488% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/25	USD	19,900,000	539,777	539,777
Receive a fixed rate equal to 2.455% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/25	USD	19,900,000	482,634	482,634
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.467%	Chicago Mercantile Exchange	06/19/25	USD	3,655,000	(91,986)	(91,986)
Receive a fixed rate equal to 2.382% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/23/25	USD	4,950,000	(87,327)	(87,327)
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD	14,505,000	439,665	439,665
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.543%	Chicago Mercantile Exchange	07/15/25	USD	4,600,000	(145,394)	(145,394)
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD	7,000,000	22,789	22,789
Receive a fixed rate equal to 2.760% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/11/25	USD	13,758,000	12,398	12,398
Receive a fixed rate equal to 2.729% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/16/25	USD	13,763,000	(7,047)	(7,047)
Receive a fixed rate equal to 2.719% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	12/22/25	USD	27,898,000	(28,406)	(28,406)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.294%	Chicago Mercantile Exchange	06/10/35	USD	10,000,000	(201,505)	(201,505)
Receive a fixed rate equal to 3.285% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/35	USD	19,900,000	387,555	387,555
Receive a fixed rate equal to 2.805% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/16/35	USD	15,422,500	609,108	609,108
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.834%	Chicago Mercantile Exchange	06/16/35	USD	19,900,000	(878,343)	(878,343)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.810%	Chicago Mercantile Exchange	06/17/35	USD	19,900,000	(804,086)	(804,086)
Receive a fixed rate equal to 2.815% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/19/35	USD	4,187,000	172,017	172,017
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.753%	Chicago Mercantile Exchange	06/23/35	USD	4,950,000	153,661	153,661
Receive a fixed rate equal to 3.057% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/44	USD	1,400,000	119,154	119,154
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.715%	Chicago Mercantile Exchange	05/11/45	USD	6,900,000	(83,187)	(83,187)
Receive a fixed rate equal to 2.810% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/18/45	USD	4,000,000	130,825	130,825
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.659%	Chicago Mercantile Exchange	06/01/45	USD	5,900,000	(940)	(940)
Receive a fixed rate equal to 2.905% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/09/45	USD	3,300,000	175,121	175,121
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.926%	Chicago Mercantile Exchange	06/09/45	USD	3,300,000	(189,692)	(189,692)
Receive a fixed rate equal to 2.980% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD	3,300,000	228,004	228,004
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.959% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/15/45	USD	3,300,000	213,427	213,427
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.891%	Chicago Mercantile Exchange	06/17/45	USD	3,300,000	(164,990)	(164,990)
					$(774,226)	$(705,287)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$13,690,107	$544,732	$(3,823,918)	$(333,498)	$10,077,423	$544,732	$(73,918)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	32,119,888	1,048,169	(18,442,929)	540,294	15,265,422	1,048,170	(1,188,929)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	31,847,994	—	(10,969,387)	(823,691)	20,054,916	—	(2,369,388)	—
Voya High Yield Bond Fund - Class P	16,162,281	941,842	(8,215,471)	(365,384)	8,523,268	941,978	(540,471)	—
	$93,820,270	$2,534,743	$(41,451,705)	$(982,279)	$53,921,029	$2,534,880	$(4,172,706)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,443,411
Interest rate contracts	Net Assets — Unrealized appreciation*	121,595
Interest rate contracts	Net Assets — Unrealized appreciation**	12,938,051
Total Asset Derivatives		$17,503,057
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,526,609
Interest rate contracts	Net Assets — Unrealized depreciation*	383,893
Credit contracts	Net Assets — Unrealized appreciation**	33,124
Interest rate contracts	Net Assets — Unrealized depreciation**	13,643,338
Total Liability Derivatives		$18,586,964

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2015 (continued)

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit Contract	$—	$—	$—	$(460,495)	$—	$(460,495)
Foreign exchange contracts	(674,086)	(9,722,352)	—	—	336,861	(10,059,577)
Interest rate contracts	(2,787,417)	—	1,315,608	(2,510,841)	3,532,471	(450,179)
Total	$(3,461,503)	$(9,722,352)	$1,315,608	$(2,971,336)	$3,869,332	$(10,970,251)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(33,124)	$—	$(33,124)
Foreign exchange contracts	407,392	3,088,891	—	—	(19,338)	3,476,945
Interest rate contracts	—	—	(793,316)	(767,405)	—	(1,560,721)
Total	$407,392	$3,088,891	$(793,316)	$(800,529)	$(19,338)	$1,883,100

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$123,576	$417,029	$939,817	$463,610	$1,059	$1,665,505	$832,815	$4,443,411
Total Assets	$123,576	$417,029	$939,817	$463,610	$1,059	$1,665,505	$832,815	$4,443,411
Liabilities:
Forward foreign currency contracts	$616,342	$288,971	$518,147	$2,564	$717	$1,167,117	$1,932,751	$4,526,609
Total Liabilities	$616,342	$288,971	$518,147	$2,564	$717	$1,167,117	$1,932,751	$4,526,609
Net OTC derivative instruments by counterparty, at fair value	$(492,766)	$128,058	$421,670	$461,046	$342	$498,388	$(1,099,936)	(83,198)
Total collateral pledged by the Portfolio/(Received from counterparty)	$620,000	$—	$—	$—	$—	$(470,000)	$810,000	$960,000
Net Exposure(1)	$127,234	$128,058	$421,670	$461,046	$342	$28,388	$(289,936)	$876,802

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® American Century	SUMMARY PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 8.3%
13,609		Advance Auto Parts, Inc.	$2,048,291	0.7
48,522		CST Brands, Inc.	1,899,151	0.7
813,811		Other Securities(a)	19,199,693	6.9
			23,147,135	8.3
		Consumer Staples: 6.2%
64,891		ConAgra Foods, Inc.	2,735,805	1.0
16,292		JM Smucker Co.	2,009,455	0.7
27,670		Kellogg Co.	1,999,711	0.7
153,219		Sysco Corp.	6,281,979	2.3
134,572		Other Securities(a)	4,097,513	1.5
			17,124,463	6.2
		Energy: 9.6%
51,038	@	Cameron International Corp.	3,225,602	1.2
54,057		EQT Corp.	2,817,991	1.0
32,965	L	Helmerich & Payne, Inc.	1,765,276	0.6
113,080		Imperial Oil Ltd.	3,684,069	1.3
85,072		Noble Energy, Inc.	2,801,421	1.0
38,501		Occidental Petroleum Corp.	2,603,053	1.0
379,703		Other Securities	9,810,495	3.5
			26,707,907	9.6
		Financials: 29.2%
25,044		ACE Ltd.	2,926,391	1.1
49,880		Commerce Bancshares, Inc.	2,121,895	0.8
78,361		Corrections Corp. of America	2,075,783	0.7
29,872L		Cullen/Frost Bankers, Inc.	1,792,320	0.6
18,723		M&T Bank Corp.	2,268,853	0.8
82,407		Northern Trust Corp.	5,940,721	2.1
112,754		Piedmont Office Realty Trust, Inc.	2,128,795	0.8
19,463		PNC Financial Services Group, Inc.	1,855,019	0.7
23,153		Reinsurance Group of America, Inc.	1,980,739	0.7
55,007		Unum Group	1,831,183	0.7
47,740	L	Westamerica Bancorp.	2,231,845	0.8
109,995		Weyerhaeuser Co.	3,297,650	1.2
1,902,719		Other Securities(a)	50,637,625	18.2
			81,088,819	29.2
		Health Care: 7.2%
78,058		Baxter International, Inc.	2,977,913	1.1
115,499	@	Boston Scientific Corp.	2,129,802	0.7
48,058	@	LifePoint Hospitals, Inc.	3,527,457	1.3
37,995		Quest Diagnostics, Inc.	2,702,964	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
37,347		Zimmer Biomet Holdings, Inc.	$3,831,429	1.4
113,551		Other Securities	4,740,305	1.7
			19,909,870	7.2
		Industrials: 13.2%
63,339	@	Clean Harbors, Inc.	2,638,069	1.0
52,187		Emerson Electric Co.	2,496,104	0.9
129,705		Heartland Express, Inc.	2,207,579	0.8
81,269		Koninklijke Philips NV	2,074,343	0.7
108,073		Republic Services, Inc.	4,754,131	1.7
101,849		Tyco International Plc	3,247,965	1.2
706,818		Other Securities	19,118,502	6.9
			36,536,693	13.2
		Information Technology: 10.2%
178,792		Applied Materials, Inc.	3,338,047	1.2
71,981	@	Keysight Technologies, Inc.	2,039,222	0.8
52,949		Maxim Integrated Products	2,012,062	0.7
43,075		Microchip Technology, Inc.	2,004,711	0.7
30,661		SanDisk Corp.	2,329,929	0.9
30,681		TE Connectivity Ltd.	1,982,299	0.7
93,123		Teradyne, Inc.	1,924,852	0.7
685,452		Other Securities(a)	12,518,749	4.5
			28,149,871	10.2
		Materials: 5.1%
46,862		Nucor Corp.	1,888,538	0.7
429,087		Other Securities	12,382,357	4.4
			14,270,895	5.1
		Telecommunication Services: 0.8%
87,427		CenturyLink, Inc.	2,199,663	0.8
		Utilities: 7.5%
50,351		Edison International	2,981,283	1.1
33,548		Laclede Group, Inc.	1,993,087	0.7
58,108		PG&E Corp.	3,090,765	1.1
67,718		Westar Energy, Inc.	2,871,920	1.1
71,657		Xcel Energy, Inc.	2,573,203	0.9
166,184		Other Securities	7,146,046	2.6
			20,656,304	7.5
		Total Common Stock (Cost $271,826,090)	269,791,620	97.3
EXCHANGE-TRADED FUNDS: 0.7%
29,327		iShares Russell Midcap Value Index Fund	2,014,178	0.7

See Accompanying Notes to Financial Statements

VY® American Century	SUMMARY PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2015 (continued)

Shares	Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
Total Exchange-Traded Funds (Cost $2,079,966)	$2,014,178	0.7
Total Long-Term Investments (Cost $273,906,056)	271,805,798	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc: 2.8%
382,071	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $382,084, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $389,725, due 02/29/16-02/15/45)	382,071	0.1
1,815,157	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,815,225, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,851,460, due 01/15/16-04/01/51)	1,815,157	0.7
1,815,157	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,815,219, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,851,460, due 11/15/42-02/20/45)	1,815,157	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,815,157	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,815,231, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,851,461, due 03/31/21-02/15/44)	$1,815,157	0.6
1,815,157	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,815,223, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,851,460, due 01/15/16-10/20/65)	1,815,157	0.7
		7,642,699	2.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
6,773,161	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $6,773,161)	6,773,161	2.4
	Total Short-Term Investments (Cost $14,415,860)	14,415,860	5.2
	Total Investments in Securities (Cost $288,321,916)	$286,221,658	103.2
	Liabilities in Excess of Other Assets	(8,822,636)	(3.2)
	Net Assets	$277,399,022	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

VY® American Century	SUMMARY PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2015 (continued)

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $291,022,226.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$19,007,337
Gross Unrealized Depreciation	(23,807,905)
Net Unrealized Depreciation	$(4,800,568)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$23,147,135	$—	$—	$23,147,135
Consumer Staples	17,124,463	—	—	17,124,463
Energy	26,707,907	—	—	26,707,907
Financials	81,088,819	—	—	81,088,819
Health Care	19,909,870	—	—	19,909,870
Industrials	34,462,350	2,074,343	—	36,536,693
Information Technology	28,149,871	—	—	28,149,871
Materials	14,270,895	—	—	14,270,895
Telecommunication Services	2,199,663	—	—	2,199,663
Utilities	20,656,304	—	—	20,656,304
Total Common Stock	267,717,277	2,074,343	—	269,791,620
Exchange-Traded Funds	2,014,178	—	—	2,014,178
Short-Term Investments	6,773,161	7,642,699	—	14,415,860
Total Investments, at fair value	$276,504,616	$9,717,042	$—	$286,221,658
Other Financial Instruments+
Forward Foreign Currency Contracts	—	16,457	—	16,457
Total Assets	$276,504,616	$9,733,499	$—	$286,238,115
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(27,726)	$—	$(27,726)
Total Liabilities	$—	$(27,726)	$—	$(27,726)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® American Century	SUMMARY PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Japanese Yen	88,604,526	Sell	01/29/16	$733,311	$737,569	$(4,258)
JPMorgan Chase & Co.	Canadian Dollar	198,003	Sell	01/29/16	142,735	143,104	(369)
JPMorgan Chase & Co.	Canadian Dollar	4,172,482	Sell	01/29/16	2,992,528	3,015,616	(23,088)
UBS AG	EU Euro	16,899	Sell	01/29/16	18,366	18,377	(11)
UBS AG	EU Euro	18,080	Sell	01/29/16	19,741	19,662	79
UBS AG	EU Euro	9,082	Sell	01/29/16	9,942	9,876	66
UBS AG	EU Euro	18,774	Sell	01/29/16	20,585	20,416	169
UBS AG	EU Euro	188,436	Sell	01/29/16	206,590	204,914	1,676
UBS AG	EU Euro	1,626,457	Sell	01/29/16	1,783,150	1,768,683	14,467
							$(11,269)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$16,457
Total Asset Derivatives		$16,457

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$27,726
Total Liability Derivatives		$27,726

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,084,816
Total	$1,084,816

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(48,258)
Total	$(48,258)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Baron Growth Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 30.9%
2,790,684	@	AO World PLC	$6,422,033	0.7
429,000	@	Bright Horizons Family Solutions, Inc.	28,657,200	3.4
570,000		Choice Hotels International, Inc.	28,733,700	3.4
400,000		Dick’s Sporting Goods, Inc.	14,140,000	1.7
761,383		Manchester United PLC - Class A	13,560,231	1.6
167,500		Marriott Vacations Worldwide Corp.	9,539,125	1.1
157,000		Morningstar, Inc.	12,624,370	1.5
66,700	@	Panera Bread Co.	12,991,826	1.5
400,380	@	Penn National Gaming, Inc.	6,414,088	0.7
593,691	@	Pinnacle Entertainment, Inc.	18,475,664	2.2
485,000	@	Under Armour, Inc.	39,095,850	4.6
475,000		Vail Resorts, Inc.	60,795,250	7.2
601,985		Other Securities	10,708,689	1.3
			262,158,026	30.9
		Consumer Staples: 7.5%
63,294	@	Boston Beer Co., Inc.	12,779,691	1.5
192,000		Church & Dwight Co., Inc.	16,296,960	1.9
470,000	@	Smart & Final Stores, Inc.	8,558,700	1.0
203,000	@	TreeHouse Foods, Inc.	15,927,380	1.9
175,096	@	United Natural Foods, Inc.	6,891,779	0.8
148,903		Other Securities	3,445,615	0.4
			63,900,125	7.5
		Financials: 17.3%
17,500		Alexander’s, Inc.	6,721,925	0.8
82,000		Alexandria Real Estate Equities, Inc.	7,409,520	0.9
195,000	@	Arch Capital Group Ltd.	13,601,250	1.6
272,255		Artisan Partners Asset Management, Inc.	9,817,515	1.2
335,000		Carlyle Group L.P.	5,232,700	0.6
420,000		Cohen & Steers, Inc.	12,801,600	1.5
474,170		Douglas Emmett, Inc.	14,784,621	1.7
297,229		Financial Engines, Inc.	10,007,700	1.2
504,411		Gaming and Leisure Properties, Inc.	14,022,626	1.6
161,498		Moelis & Co.	4,712,512	0.5
208,000		MSCI, Inc. - Class A	15,003,040	1.8
160,000		Oaktree Capital Group, LLC	7,635,200	0.9
390,000		Primerica, Inc.	18,419,700	2.2
222,500		Other Securities	7,114,950	0.8
			147,284,859	17.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 9.7%
105,000		Bio-Techne Corp.	$9,450,000	1.1
244,400		Idexx Laboratories, Inc.	17,821,648	2.1
465,000	@	Inovalon Holdings, Inc.	7,905,000	0.9
68,000	@	Mettler Toledo International, Inc.	23,060,840	2.7
130,000		West Pharmaceutical Services, Inc.	7,828,600	0.9
518,127		Other Securities	16,649,290	2.0
			82,715,378	9.7
		Industrials: 10.5%
230,000		Air Lease Corp.	7,700,400	0.9
157,000	@	CoStar Group, Inc.	32,450,330	3.8
112,796	@	Genesee & Wyoming, Inc.	6,056,017	0.7
318,000	@	Middleby Corp.	34,302,660	4.1
282,500		Other Securities	8,723,425	1.0
			89,232,832	10.5
		Information Technology: 18.1%
239,000	@	Ansys, Inc.	22,107,500	2.6
300,448	@	Benefitfocus, Inc.	10,933,303	1.3
417,500		Booz Allen Hamilton Holding Corp.	12,879,875	1.5
85,000		Factset Research Systems, Inc.	13,818,450	1.6
387,000	@	Gartner, Inc.	35,100,900	4.1
165,000	@	Guidewire Software, Inc.	9,926,400	1.2
400,000		MAXIMUS, Inc.	22,500,000	2.7
385,000		SS&C Technologies Holdings, Inc.	26,283,950	3.1
			153,550,378	18.1
		Materials: 2.1%
402,000	@	Caesar Stone Sdot Yam Ltd.	17,422,680	2.1
		Telecommunication Services: 0.9%
921,311	@	Iridium Communications, Inc.	7,748,225	0.9
		Utilities: 2.2%
480,000		ITC Holdings Corp.	18,840,000	2.2
		Total Common Stock (Cost $415,110,941)	842,852,503	99.2
SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
9,848,887		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $9,848,887)	9,848,887	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Baron Growth Portfolio	as of December 31, 2015 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $9,848,887)	$9,848,887	1.2
Total Investments in Securities (Cost $424,959,828)	$852,701,390	100.4
Liabilities in Excess of Other Assets	(3,253,860)	(0.4)
Net Assets	$849,447,530	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $426,668,976.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$440,444,758
Gross Unrealized Depreciation	(14,412,344)
Net Unrealized Appreciation	$426,032,414

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$842,852,503	$—	$—	$842,852,503
Short-Term Investments	9,848,887	—	—	9,848,887
Total Investments, at fair value	$852,701,390	$—	$—	$852,701,390

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® Columbia Contrarian	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
84,310		CBS Corp. - Class B	$3,973,530	1.2
104,195		Coach, Inc.	3,410,302	1.0
133,917		Comcast Corp. - Class A	7,556,936	2.2
58,768		Delphi Automotive PLC	5,038,181	1.5
84,724		Lowe’s Cos, Inc.	6,442,413	1.9
40,985		McDonald’s Corp.	4,841,968	1.4
223,274		Other Securities	9,339,824	2.8
			40,603,154	12.0
		Consumer Staples: 7.9%
89,141		CVS Health Corp.	8,715,315	2.6
33,510		Diageo PLC ADR	3,654,936	1.1
63,638		PepsiCo, Inc.	6,358,709	1.9
47,140		Philip Morris International, Inc.	4,144,077	1.2
76,287		Other Securities	3,919,531	1.1
			26,792,568	7.9
		Energy: 5.5%
51,371		Chevron Corp.	4,621,335	1.4
75,795		Exxon Mobil Corp.	5,908,220	1.7
216,404		Other Securities	8,198,369	2.4
			18,727,924	5.5
		Financials: 18.5%
75,275		American Express Co.	5,235,376	1.5
35,278		Aon PLC	3,252,984	1.0
317,823		Bank of America Corp.	5,348,961	1.6
108,116		Bank of New York Mellon Corp.	4,456,542	1.3
68,097	@	Berkshire Hathaway, Inc. - Class B	8,991,528	2.6
15,674		Blackrock, Inc.	5,337,311	1.6
187,096		Citigroup, Inc.	9,682,218	2.9
141,408		JPMorgan Chase & Co.	9,337,170	2.8
124,315		Wells Fargo & Co.	6,757,764	2.0
52,684		Other Securities	4,192,192	1.2
			62,592,046	18.5
		Health Care: 18.4%
112,570		Abbott Laboratories	5,055,519	1.5
11,270		Allergan plc	3,521,875	1.0
91,945		Baxalta, Inc.	3,588,613	1.1
14,770	@	Biogen, Inc.	4,524,790	1.3
73,109		Cardinal Health, Inc.	6,526,441	1.9
30,564	@	Celgene Corp.	3,660,345	1.1
28,603		Cigna Corp.	4,185,477	1.2
78,114		Johnson & Johnson	8,023,870	2.4
113,158	@	Medtronic PLC	8,704,113	2.6
154,805		Pfizer, Inc.	4,997,105	1.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
21,521	@	Vertex Pharmaceuticals, Inc.	$2,707,987	0.8
25,295		Zimmer Biomet Holdings, Inc.	2,595,014	0.8
45,915		Other Securities	4,034,426	1.2
			62,125,575	18.4
		Industrials: 9.6%
20,076		FedEx Corp.	2,991,123	0.9
226,800		General Electric Co.	7,064,820	2.1
60,877		Honeywell International, Inc.	6,305,031	1.9
136,925		Nielsen NV	6,380,705	1.9
26,840		United Technologies Corp.	2,578,519	0.7
135,821		Other Securities	7,011,589	2.1
			32,331,787	9.6
		Information Technology: 21.2%
186,685		Activision Blizzard, Inc.	7,226,577	2.1
6,223	@	Alphabet, Inc. - Class A	4,841,556	1.4
10,759		Alphabet, Inc. - Class C	8,164,790	2.4
107,416		Apple, Inc.	11,306,608	3.4
84,437		Broadcom Corp.	4,882,147	1.5
171,344		EMC Corp.	4,400,114	1.3
47,385	@	Facebook, Inc.	4,959,314	1.5
178,398		Hewlett Packard Enterprise Co.	2,711,650	0.8
49,475		Mastercard, Inc.	4,816,886	1.4
165,325		Microsoft Corp.	9,172,231	2.7
147,166		Other Securities	9,033,490	2.7
			71,515,363	21.2
		Materials: 1.5%
49,910		Monsanto Co.	4,917,133	1.5
		Telecommunication Services: 2.7%
198,227		Verizon Communications, Inc.	9,162,052	2.7
		Utilities: 1.4%
46,386		Edison International	2,746,515	0.8
24,310		Other Securities	1,949,419	0.6
			4,695,934	1.4
		Total Common Stock (Cost $297,516,833)	333,463,536	98.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Materials: —%
649,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—

See Accompanying Notes to Financial Statements

VY® Columbia Contrarian	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2015 (continued)

Principal Amount†	Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
Total Investments in Securities (Cost $297,516,833)	$333,463,536	98.7
Assets in Excess of Other Liabilities	4,253,963	1.3
Net Assets	$337,717,499	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

ADR American Depositary Receipt
Cost for federal income tax purposes is $298,302,666.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$44,287,089
Gross Unrealized Depreciation	(9,126,219)
Net Unrealized Appreciation	$35,160,870

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$333,463,536	$—	$—	$333,463,536
Corporate Bonds/Notes	—	—	—	—
Total Investments, at fair value	$333,463,536	$—	$—	$333,463,536

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® Columbia Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value II Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 11.6%
122,000		American Eagle Outfitters	$1,891,000	0.9
52,993		CalAtlantic Group, Inc.	2,009,495	0.9
24,000	@	Helen of Troy Ltd.	2,262,000	1.1
94,000	@	Nord Anglia Education, Inc.	1,906,320	0.9
63,000		Sinclair Broadcast Group, Inc.	2,050,020	1.0
63,857		Tower International, Inc.	1,824,394	0.9
776,000		Other Securities	12,561,860	5.9
			24,505,089	11.6
		Consumer Staples: 3.4%
31,000	@	TreeHouse Foods, Inc.	2,432,260	1.1
346,000		Other Securities	4,835,860	2.3
			7,268,120	3.4
		Energy: 4.9%
123,000		Patterson-UTI Energy, Inc.	1,854,840	0.9
588,000		Other Securities	8,367,960	4.0
			10,222,800	4.9
		Financials: 38.2%
66,000		American Assets Trust, Inc.	2,531,100	1.2
80,000		American Equity Investment Life Holding Co.	1,922,400	0.9
65,000		Ameris Bancorp.	2,209,350	1.0
60,000		Amerisafe, Inc.	3,054,000	1.5
32,000		Amtrust Financial Services, Inc.	1,970,560	0.9
50,831		Argo Group International Holdings Ltd.	3,041,727	1.4
126,000		CNO Financial Group, Inc.	2,405,340	1.1
71,000		Community Bank System, Inc.	2,835,740	1.3
97,000		CubeSmart	2,970,140	1.4
68,000	@	Customers Bancorp, Inc.	1,850,960	0.9
123,000		EverBank Financial Corp.	1,965,540	0.9
67,000		First American Financial Corp.	2,405,300	1.1
110,000		First Industrial Realty Trust, Inc.	2,434,300	1.2
125,000		FirstMerit Corp.	2,331,250	1.1
53,000		Highwoods Properties, Inc.	2,310,800	1.1
65,000		Independent Bank Corp.	3,023,800	1.4
66,000		PrivateBancorp, Inc.	2,707,320	1.3
83,000		Renasant Corp.	2,856,030	1.4
83,000		Sandy Spring Bancorp, Inc.	2,237,680	1.1
195,000		Sterling Bancorp/DE	3,162,900	1.5
107,000		Union Bankshares Corp.	2,700,680	1.3
89,000		Virtu Financial, Inc.	2,014,960	1.0
76,000	@	Western Alliance Bancorp.	2,725,360	1.3
212,800		Wilshire Bancorp., Inc.	2,457,840	1.2
39,000		Wintrust Financial Corp.	1,892,280	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
805,300		Other Securities	$18,584,633	8.8
			80,601,990	38.2
		Health Care: 6.3%
70,000	@	Globus Medical Inc	1,947,400	0.9
47,500	@	LHC Group, Inc.	2,151,275	1.0
83,500	@	PharMerica Corp.	2,922,500	1.4
48,000	@	VCA, Inc.	2,640,000	1.3
75,000		Other Securities	3,526,170	1.7
			13,187,345	6.3
		Industrials: 13.4%
63,000	@	Beacon Roofing Supply, Inc.	2,594,340	1.2
37,000		Deluxe Corp.	2,017,980	1.0
50,600		EMCOR Group, Inc.	2,430,824	1.1
922,932		Other Securities	21,221,861	10.1
			28,265,005	13.4
		Information Technology: 10.8%
175,000		Cypress Semiconductor Corp.	1,716,750	0.8
133,000	@	Fairchild Semiconductor International, Inc.	2,754,430	1.3
121,000	@	II-VI, Inc.	2,245,760	1.1
158,000	@	Kulicke & Soffa Industries, Inc.	1,843,860	0.9
60,500	@	Take-Two Interactive Software, Inc.	2,107,820	1.0
457,200		Other Securities	12,127,627	5.7
			22,796,247	10.8
		Materials: 4.6%
39,704		Neenah Paper, Inc.	2,478,721	1.2
320,400		Other Securities	7,306,344	3.4
			9,785,065	4.6
		Utilities: 4.5%
80,000		Avista Corp.	2,829,600	1.3
72,000		New Jersey Resources Corp.	2,373,120	1.1
79,000		South Jersey Industries, Inc.	1,858,080	0.9
45,000		Southwest Gas Corp.	2,482,200	1.2
			9,543,000	4.5
		Total Common Stock (Cost $187,735,670)	206,174,661	97.7
SHORT-TERM INVESTMENTS: 2.4%
		Mutual Funds: 2.4%
5,109,137		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $5,109,137)	5,109,137	2.4

See Accompanying Notes to Financial Statements

VY® Columbia Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value II Portfolio	as of December 31, 2015 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
Total Short-Term Investments (Cost $5,109,137)	$5,109,137	2.4
Total Investments in Securities (Cost $192,844,807)	$211,283,798	100.1
Liabilities in Excess of Other Assets	(313,809)	(0.1)
Net Assets	$210,969,989	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

Cost for federal income tax purposes is $193,092,206.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,479,713
Gross Unrealized Depreciation	(13,288,121)
Net Unrealized Appreciation	$18,191,592

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$206,174,661	$—	$—	$206,174,661
Short-Term Investments	5,109,137	—	—	5,109,137
Total Investments, at fair value	$211,283,798	$—	$—	$211,283,798

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 14.7%
285,248		Carnival Corp.	$15,540,311	2.9
146,887		Comcast Corp. - Class A	8,288,833	1.6
291,956		General Motors Co.	9,929,424	1.9
222,481		Johnson Controls, Inc.	8,785,775	1.6
137,870		Kohl’s Corp.	6,566,748	1.2
82,409		Target Corp.	5,983,718	1.1
29,185		Time Warner Cable, Inc.	5,416,444	1.0
33,861		Time Warner, Inc.	2,189,791	0.4
220,414		Twenty-First Century Fox, Inc. Class B	6,001,873	1.1
140,503		Viacom, Inc. Class B	5,783,103	1.1
118,242		Other Securities	4,183,709	0.8
			78,669,729	14.7
		Consumer Staples: 4.7%
205,054		Coca-Cola Co.	8,809,120	1.7
80,061		Wal-Mart Stores, Inc.	4,907,739	0.9
232,901		Other Securities	11,401,077	2.1
			25,117,936	4.7
		Energy: 13.0%
266,621		BP PLC ADR	8,334,572	1.6
88,879		Chevron Corp.	7,995,555	1.5
69,765		Occidental Petroleum Corp.	4,716,812	0.9
202,359	@	Royal Dutch Shell PLC - Class A ADR	9,266,019	1.7
434,465		Suncor Energy, Inc.	11,209,197	2.1
974,333	@	Weatherford International PLC	8,174,654	1.5
862,577		Other Securities(a)	19,710,710	3.7
			69,407,519	13.0
		Financials: 28.3%
107,455		Aflac, Inc.	6,436,554	1.2
107,466		Allstate Corp.	6,672,564	1.2
287,340	@	Ally Financial, Inc.	5,356,018	1.0
951,010		Bank of America Corp.	16,005,498	3.0
146,943		Bank of New York Mellon Corp.	6,056,990	1.1
496,522		Citigroup, Inc.	25,695,014	4.8
392,554		Fifth Third Bancorp	7,890,335	1.5
29,760		Goldman Sachs Group, Inc.	5,363,645	1.0
306,416		JPMorgan Chase & Co.	20,232,648	3.8
159,461		Metlife, Inc.	7,687,615	1.4
263,453		Morgan Stanley	8,380,440	1.6
99,621		PNC Financial Services Group, Inc.	9,494,878	1.8
130,098		State Street Corp.	8,633,303	1.6
205,886		Wells Fargo & Co.	11,191,963	2.1
214,348		Other Securities	6,469,861	1.2
			151,567,326	28.3
		Health Care: 11.0%
36,503		Anthem, Inc.	5,089,978	0.9
54,001	@	Express Scripts Holding Co.	4,720,227	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
199,703		Merck & Co., Inc.	$10,548,313	2.0
83,902		Novartis AG	7,217,189	1.3
285,385		Pfizer, Inc.	9,212,228	1.7
139,867		Roche Holding AG ADR	4,821,216	0.9
159,237		Sanofi-Aventis SA ADR	6,791,458	1.3
181,197		Other Securities	10,727,319	2.0
			59,127,928	11.0
		Industrials: 6.9%
108,592		Caterpillar, Inc.	7,379,912	1.4
159,152		Emerson Electric Co.	7,612,240	1.4
398,910		General Electric Co.	12,426,046	2.3
148,773		Textron, Inc.	6,249,954	1.2
56,244		Other Securities	3,109,731	0.6
			36,777,883	6.9
		Information Technology: 12.8%
466,738		Cisco Systems, Inc.	12,674,270	2.4
255,299		eBay, Inc.	7,015,617	1.3
153,868		Intel Corp.	5,300,753	1.0
162,036		Microsoft Corp.	8,989,757	1.7
284,639		NetApp, Inc.	7,551,473	1.4
142,325	@	PayPal Holdings, Inc.	5,152,165	1.0
364,562		Symantec Corp.	7,655,802	1.4
614,070		Other Securities	13,914,280	2.6
			68,254,117	12.8
		Materials: 1.7%
127,108		International Paper Co.	4,791,972	0.9
441,529		Other Securities	4,357,891	0.8
			9,149,863	1.7
		Telecommunication Services: 0.7%
846,306		Other Securities	3,952,249	0.7
		Utilities: 1.1%
141,135		Other Securities	5,880,646	1.1
		Total Common Stock (Cost $466,305,430)	507,905,196	94.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Securities Lending Collateralcc: 0.5%
490,134	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $490,150, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $499,938, due 11/15/44)	490,134	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Securities Lending Collateralcc (continued)
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	$1,000,000	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.2
		2,490,134	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.8%
26,009,739	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $26,009,739)	26,009,739	4.8
	Total Short-Term Investments (Cost $28,499,873)	$28,499,873	5.3

Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Investments in Securities (Cost $494,805,303)	$536,405,069	100.2
Liabilities in Excess of Other Assets	(859,468)	(0.2)
Net Assets	$535,545,601	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR American Depositary Receipt
cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $505,619,061.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$79,898,562
Gross Unrealized Depreciation	(49,112,554)
Net Unrealized Appreciation	$30,786,008

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$78,669,729	$—	$—	$78,669,729
Consumer Staples	25,117,936	—	—	25,117,936
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2015 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Energy	69,407,519	—	—	69,407,519
Financials	151,567,326	—	—	151,567,326
Health Care	51,910,739	7,217,189	—	59,127,928
Industrials	36,777,883	—	—	36,777,883
Information Technology	68,254,117	—	—	68,254,117
Materials	9,149,863	—	—	9,149,863
Telecommunication Services	3,952,249	—	—	3,952,249
Utilities	5,880,646	—	—	5,880,646
Total Common Stock	500,688,007	7,217,189	—	507,905,196
Short-Term Investments	26,009,739	2,490,134	—	28,499,873
Total Investments, at fair value	$526,697,746	$9,707,323	$—	$536,405,069
Other Financial Instruments+
Forward Foreign Currency Contracts	—	648,775	—	648,775
Total Assets	$526,697,746	$10,356,098	$—	$537,053,844

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,793,472	Sell	01/22/16	$3,075,588	$3,037,209	$38,379
CIBC World Markets	Swiss Franc	2,404,386	Sell	01/22/16	2,444,227	2,402,417	41,810
CIBC World Markets	British Pound	1,432,620	Sell	01/22/16	2,167,841	2,112,093	55,748
CIBC World Markets	EU Euro	2,793,471	Sell	01/22/16	3,074,494	3,037,207	37,287
CIBC World Markets	Canadian Dollar	3,265,570	Sell	01/22/16	2,377,035	2,360,120	16,915
Deutsche Bank AG	Swiss Franc	2,404,242	Sell	01/22/16	2,443,410	2,402,273	41,137
Deutsche Bank AG	EU Euro	2,793,471	Sell	01/22/16	3,075,248	3,037,207	38,041
Deutsche Bank AG	Canadian Dollar	3,242,250	Sell	01/22/16	2,359,905	2,343,265	16,640
Deutsche Bank AG	British Pound	1,433,087	Sell	01/22/16	2,169,370	2,112,782	56,588
Goldman Sachs & Co.	Swiss Franc	2,404,386	Sell	01/22/16	2,445,594	2,402,417	43,177
Goldman Sachs & Co.	EU Euro	2,793,825	Sell	01/22/16	3,075,493	3,037,592	37,901
Goldman Sachs & Co.	Canadian Dollar	3,242,249	Sell	01/22/16	2,360,059	2,343,265	16,794
Goldman Sachs & Co.	British Pound	1,432,620	Sell	01/22/16	2,168,227	2,112,093	56,134
The Royal Bank of Canada	Swiss Franc	2,404,386	Sell	01/22/16	2,445,358	2,402,417	42,941
The Royal Bank of Canada	Canadian Dollar	3,242,249	Sell	01/22/16	2,360,583	2,343,265	17,318
The Royal Bank of Canada	British Pound	1,432,620	Sell	01/22/16	2,167,690	2,112,093	55,597
The Royal Bank of Canada	EU Euro	2,793,471	Sell	01/22/16	3,073,575	3,037,207	36,368
							$648,775

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2015 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$648,775
Total Asset Derivatives		$648,775

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$4,931,298
Total	$4,931,298

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(322,821)
Total	$(322,821)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	Barclays Bank PLC	CIBC World Markets	Deutsche Bank AG	Goldman Sachs & Co.	The Royal Bank of Canada	Totals
Assets:
Forward foreign currency contracts	$38,379	$151,760	$152,406	$154,006	$152,224	$648,775
Total Assets	$38,379	$151,760	$152,406	$154,006	$152,224	$648,775
Net OTC derivative instruments by counterparty, at fair value	$38,379	$151,760	$152,406	$154,006	$152,224	648,775
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$38,379	$151,760	$152,406	$154,006	$152,224	$648,775

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.2%
		Consumer Discretionary: 5.8%
450,810		Carnival Corp.	$24,560,129	1.4
288,175		Comcast Corp. - Class A	16,261,715	0.9
298,043		Target Corp.	21,640,902	1.2
62,917		Time Warner Cable, Inc.	11,676,766	0.6
132,955		Time Warner, Inc.	8,598,200	0.5
603,718		Other Securities	22,263,692	1.2
			105,001,404	5.8
		Consumer Staples: 5.0%
334,583		Archer-Daniels-Midland Co.	12,272,504	0.7
364,734		Mondelez International, Inc.	16,354,673	0.9
198,395		Philip Morris International, Inc.	17,440,904	1.0
200,739		Procter & Gamble Co.	15,940,684	0.9
304,985		Wal-Mart Stores, Inc.	18,695,581	1.0
235,399		Other Securities	9,651,359	0.5
			90,355,705	5.0
		Energy: 6.9%
431,857		Apache Corp.	19,204,681	1.1
179,093		Occidental Petroleum Corp.	12,108,478	0.7
951,911		Royal Dutch Shell PLC - Class A	21,560,113	1.2
300,639	L	Total S.A.	13,478,137	0.7
2,549,368		Other Securities(a)	59,031,930	3.2
			125,383,339	6.9
		Financials: 20.4%
136,449		Aon PLC	12,581,962	0.7
2,084,928		Bank of America Corp.	35,089,338	1.9
282,115		BB&T Corp.	10,666,768	0.6
407,467		Charles Schwab Corp.	13,417,888	0.7
1,071,888		Citigroup, Inc.	55,470,204	3.1
869,395		Citizens Financial Group, Inc.	22,769,455	1.3
661,617		Fifth Third Bancorp	13,298,502	0.7
72,494		Goldman Sachs Group, Inc.	13,065,594	0.7
868,509		JPMorgan Chase & Co.	57,347,649	3.2
240,571		Marsh & McLennan Cos., Inc.	13,339,662	0.7
897,048		Morgan Stanley	28,535,097	1.6
188,028		Northern Trust Corp.	13,554,939	0.8
247,590		PNC Financial Services Group, Inc.	23,597,803	1.3
254,805		State Street Corp.	16,908,860	0.9
246,112		Willis Group Holdings PLC	11,953,660	0.7
905,266		Other Securities	27,329,516	1.5
			368,926,897	20.4
		Health Care: 9.1%
74,555		Amgen, Inc.	12,102,513	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
166,656		Eli Lilly & Co.	$14,042,435	0.8
218,444		Medtronic PLC	16,802,713	0.9
405,137		Merck & Co., Inc.	21,399,336	1.2
193,652		Novartis AG	16,657,805	0.9
387,437		Pfizer, Inc.	12,506,466	0.7
137,545		Sanofi	11,721,890	0.6
252,967		Teva Pharmaceutical Industries Ltd. ADR	16,604,754	0.9
635,739		Other Securities	42,835,612	2.4
			164,673,524	9.1
		Industrials: 5.5%
110,678		General Dynamics Corp.	15,202,730	0.8
1,448,783		General Electric Co.	45,129,590	2.5
1,071,430		Other Securities	40,240,949	2.2
			100,573,269	5.5
		Information Technology: 8.3%
692,396		Applied Materials, Inc.	12,927,033	0.7
706,708		Cisco Systems, Inc.	19,190,656	1.1
147,168	@	Citrix Systems, Inc.	11,133,259	0.6
457,224		eBay, Inc.	12,564,515	0.7
471,121		Intel Corp.	16,230,118	0.9
511,458		Juniper Networks, Inc.	14,116,241	0.8
305,449		Microsoft Corp.	16,946,311	0.9
365,614	@	PayPal Holdings, Inc.	13,235,227	0.7
296,188		Qualcomm, Inc.	14,804,957	0.8
565,767		Other Securities	19,131,034	1.1
			150,279,351	8.3
		Materials: 0.4%
267,082		Other Securities	7,368,792	0.4
		Telecommunication Services: 1.8%
207,829		Verizon Communications, Inc.	9,605,856	0.5
367,015		Vodafone Group PLC ADR	11,839,904	0.7
3,215,339		Other Securities(a)	11,333,938	0.6
			32,779,698	1.8
		Utilities: 1.0%
475,971		Other Securities	18,758,872	1.0
		Total Common Stock (Cost $1,154,435,740)	1,164,100,851	64.2
PREFERRED STOCK: 0.9%
		Energy: 0.3%
140,612		Other Securities	5,791,457	0.3
		Financials: 0.6%
133,522		Other Securities	11,558,517	0.6
		Total Preferred Stock (Cost $16,606,815)	17,349,974	0.9

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.8%
		Basic Materials: 0.3%
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	$961,925	0.1
726,000	#	Solvay Finance America LLC, 4.450%, 12/03/25	718,160	0.0
4,240,000		Other Securities	4,079,877	0.2
			5,759,962	0.3
		Communications: 2.4%
1,635,000	#	CCO Safari II LLC, 4.464%, 07/23/22	1,631,143	0.1
340,000	#	Cox Communications, Inc., 4.700%, 12/15/42	258,930	0.0
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,336,275	0.1
2,700,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	2,894,108	0.2
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	475,736	0.0
1,576,000	#	FireEye, Inc., 1.000%, 06/01/35	1,348,465	0.1
1,576,000	#	FireEye, Inc., 1.625%, 06/01/35	1,271,635	0.0
3,085,000		Verizon Communications, Inc., 4.400%-6.400%, 09/15/23-08/21/54	3,014,760	0.2
30,475,000		Other Securities	31,831,266	1.7
			44,062,318	2.4
		Consumer, Cyclical: 1.3%
1,284,000	#	GNC Holdings, Inc., 1.500%, 08/15/20	1,034,422	0.0
2,835,000		Target Corp., 2.900%-5.875%, 07/15/16-01/15/22	2,903,690	0.2
1,362,327	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,408,305	0.1
20,239,649		Other Securities	18,790,084	1.0
			24,136,501	1.3
		Consumer, Non-cyclical: 4.7%
1,130,000		Amgen, Inc., 2.300%, 06/15/16	1,136,612	0.1
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	990,627	0.1
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	952,272	0.0
785,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	765,651	0.0
1,644,000	#	HJ Heinz Co., 1.600%, 06/30/17	1,639,954	0.1
1,820,000		Mondelez International, Inc., 4.125%, 02/09/16	1,824,741	0.1
3,058,000		Philip Morris International, Inc., 1.250%-4.875%, 05/16/16-11/15/43	3,128,977	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
3,018,000	#	Wright Medical Group, Inc., 2.000%, 02/15/20	$3,136,834	0.2
68,052,000		Other Securities(a)	70,861,021	3.9
			84,436,689	4.7
		Energy: 1.3%
27,359,000		Other Securities(a)	23,207,909	1.3
		Financial: 5.5%
1,690,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	1,691,394	0.1
440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	435,314	0.0
927,000	#	Athene Global Funding, 2.875%, 10/23/18	912,419	0.1
1,295,000		BB&T Corp., 3.200%, 03/15/16	1,298,561	0.1
725,000	#	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	717,750	0.0
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	509,666	0.0
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,501,907	0.1
4,196,000		Fifth Third Bancorp., 3.625%, 01/25/16	4,203,469	0.2
820,000		Goldman Sachs Group, Inc./The, 4.250%, 10/21/25	815,858	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	393,162	0.0
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	5,726,666	0.3
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,731,798	0.3
465,000	#	HBOS PLC, 6.750%, 05/21/18	508,369	0.0
4,125,000		JPMorgan Chase & Co., 4.250%-6.100%, 10/01/27-12/29/49	4,103,216	0.2
443,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	434,827	0.0
2,000,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	1,859,470	0.1
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	527,608	0.0
2,360,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,434,836	0.1
4,575,000		Morgan Stanley, 2.375%-6.375%, 07/23/19-07/24/42	4,736,621	0.3

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	$1,522,372	0.1
1,360,000	#	Societe Generale SA, 2.625%, 09/16/20	1,360,768	0.1
805,000	#	Societe Generale SA, 5.000%, 01/17/24	822,292	0.0
1,025,000	#	Societe Generale SA, 5.625%, 11/24/45	984,747	0.1
55,755,000		Other Securities(a)	57,375,994	3.2
			99,609,084	5.5
		Industrial: 0.9%
1,105,000	#	Aviation Capital Group Corp., 2.875%, 09/17/18	1,100,041	0.1
1,095,000	#	Aviation Capital Group Corp., 4.875%, 10/01/25	1,089,656	0.0
435,000	#	BAE Systems Holdings, Inc., 2.850%, 12/15/20	434,571	0.0
510,000	#	Penske Truck Leasing Co. Lp/PTL Finance Corp., 2.500%, 03/15/16	510,910	0.0
13,440,000		Other Securities	13,216,074	0.8
			16,351,252	0.9
		Technology: 3.3%
7,292,000	L	Citrix Systems, Inc., 0.500%, 04/15/19	7,966,510	0.4
2,055,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,055,600	0.1
1,025,000	#	HP Enterprise Co., 6.200%, 10/15/35	989,950	0.1
2,788,000	#	Microchip Technology, Inc., 1.625%, 02/15/25	2,784,515	0.2
1,613,000	#	Nuance Communications, Inc., 1.000%, 12/15/35	1,559,569	0.1
5,271,000	#,L	ON Semiconductor Corp., 1.000%, 12/01/20	4,934,974	0.3
1,146,000	#	Seagate HDD Cayman, 5.750%, 12/01/34	803,900	0.0
33,091,000		Other Securities(a)	38,888,735	2.1
			59,983,753	3.3
		Utilities: 0.1%
1,989,000		Other Securities	1,967,333	0.1
		Total Corporate Bonds/Notes (Cost $361,965,373)	359,514,801	19.8
MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
500,000		Other Securities	590,971	0.1
		Total Municipal Bonds (Cost $503,979)	590,971	0.1

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 9.8%
		U.S. Treasury Bonds: 1.6%
16,308,200		2.250%, due 11/15/25	$16,273,300	0.9
13,689,300		2.875%, due 08/15/45	13,272,735	0.7
			29,546,035	1.6
		U.S. Treasury Notes: 8.2%
55,323,000	L	0.875%, due 11/30/17	55,172,577	3.1
56,840,000		1.250%, due 12/15/18	56,731,095	3.1
34,683,000		1.625%, due 11/30/20	34,489,850	1.9
1,931,000		0.875%-2.625%, due 04/30/17-11/30/22	1,929,382	0.1
			148,322,904	8.2
		Total U.S. Treasury Obligations (Cost $178,184,204)	177,868,939	9.8
FOREIGN GOVERNMENT BONDS: 0.1%
1,410,000	#	Electricite de France SA, 4.600%-5.625%, 01/27/20-12/29/49	1,368,114	0.1
		Total Foreign Government Bonds (Cost $1,383,604)	1,368,114	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
		Federal Home Loan Mortgage Corporation: 0.1%##
2,400,000		Other Securities	2,607,523	0.1
		Federal National Mortgage Association: 0.1%##
915,000		Other Securities	1,298,434	0.1
		Total U.S. Government Agency Obligations (Cost $3,513,788)	3,905,957	0.2
		Total Long-Term Investments (Cost $1,716,593,503)	1,724,699,607	95.1
SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc: 4.0%
1,931,950		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,932,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $1,970,589, due 06/09/16-05/20/45)	1,931,950	0.1

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
17,303,564	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $17,304,209, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $17,649,636, due 01/15/16-04/01/51)	$17,303,564	0.9
11,893,669	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $11,894,047, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $12,131,576, due 11/15/44)	11,893,669	0.7
17,303,564	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $17,304,133, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $17,649,635, due 06/13/16-03/01/44)	17,303,564	1.0
17,303,564	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $17,304,190, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $17,649,635, due 01/15/16-10/20/65)	17,303,564	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
7,120,141	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $7,120,461, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,267,774, due 01/15/17-02/15/42)	$7,120,141	0.4
		72,856,452	4.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
82,471,643	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $82,471,643)	82,471,643	4.6
	Total Short-Term Investments (Cost $155,328,095)	155,328,095	8.6
	Total Investments in Securities (Cost $1,871,921,598)	$1,880,027,702	103.7
	Liabilities in Excess of Other Assets	(66,940,320)	(3.7)
	Net Assets	$1,813,087,382	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,875,786,971.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$121,537,596
Gross Unrealized Depreciation	(117,296,865)
Net Unrealized Appreciation	$4,240,731

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$105,001,404	$—	$—	$105,001,404
Consumer Staples	90,355,705	—	—	90,355,705
Energy	90,345,089	35,038,250	—	125,383,339
Financials	368,926,897	—	—	368,926,897
Health Care	136,293,829	28,379,695	—	164,673,524
Industrials	100,573,269	—	—	100,573,269
Information Technology	150,279,351	—	—	150,279,351
Materials	7,368,792	—	—	7,368,792
Telecommunication Services	21,445,760	11,333,938	—	32,779,698
Utilities	18,758,872	—	—	18,758,872
Total Common Stock	1,089,348,968	74,751,883	—	1,164,100,851
Preferred Stock	228,127	17,121,847	—	17,349,974
Corporate Bonds/Notes	—	359,514,801	—	359,514,801
Municipal Bonds	—	590,971	—	590,971
Short-Term Investments	82,471,643	72,856,452	—	155,328,095
U.S. Treasury Obligations	—	177,868,939	—	177,868,939
Foreign Government Bonds	—	1,368,114	—	1,368,114
U.S. Government Agency Obligations	—	3,905,957	—	3,905,957
Total Investments, at fair value	$1,172,048,738	$707,978,964	$—	$1,880,027,702
Other Financial Instruments+
Forward Foreign Currency Contracts	—	970,216	—	970,216
Total Assets	$1,172,048,738	$708,949,180	$—	$1,880,997,918

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	Israeli New Shekel	24,306,747	Sell	01/15/16	$6,257,207	$6,248,005	$9,202
The Bank of New York	Canadian Dollar	9,923,672	Sell	01/15/16	7,301,891	7,172,008	129,883
The Bank of New York	EU Euro	12,942,854	Sell	01/15/16	14,115,865	14,069,647	46,218
The Bank of New York	British Pound	8,486,901	Sell	01/15/16	12,736,802	12,511,870	224,932
The Bank of New York	Swiss Franc	6,194,412	Sell	01/15/16	6,254,897	6,187,464	67,433
State Street	Israeli New Shekel	24,306,747	Sell	01/15/16	6,263,980	6,248,005	15,975
State Street	Canadian Dollar	9,923,672	Sell	01/15/16	7,300,414	7,172,009	128,405
State Street	Swiss Franc	6,194,412	Sell	01/15/16	6,256,160	6,187,463	68,697
State Street	British Pound	8,486,902	Sell	01/15/16	12,741,046	12,511,870	229,176
State Street	EU Euro	12,942,853	Sell	01/15/16	14,119,941	14,069,646	50,295
							$970,216

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$970,216
Total Asset Derivatives		$970,216

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$7,881,015
Total	$7,881,015

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,509,634)
Total	$(1,509,634)

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® Invesco Equity and Income	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2015:
	State Street Bank	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$492,548	$477,668	$970,216
Total Assets	$492,548	$477,668	$970,216
Net OTC derivative instruments by counterparty, at fair value	$492,548	$477,668	970,216
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$492,548	$477,668	$970,216

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.8%
		Consumer Discretionary: 17.8%
10,080	@	Autozone, Inc.	$7,478,453	1.2
216,930		Best Buy Co., Inc.	6,605,518	1.1
108,110	@	Dish Network Corp. - Class A	6,181,730	1.0
71,870		Expedia, Inc.	8,933,441	1.4
75,420		Genuine Parts Co.	6,477,824	1.1
152,095	@	Jarden Corp.	8,687,666	1.4
189,270		Kohl’s Corp.	9,014,930	1.5
58,860	@	Mohawk Industries, Inc.	11,147,495	1.8
84,840		Tiffany & Co.	6,472,444	1.0
1,040,534		Other Securities(a)	39,300,979	6.3
			110,300,480	17.8
		Consumer Staples: 6.3%
80,880		Dr Pepper Snapple Group, Inc.	7,538,016	1.2
218,340		Kroger Co.	9,133,162	1.5
882,836		Other Securities	22,615,097	3.6
			39,286,275	6.3
		Energy: 3.5%
377,390		Columbia Pipeline Group, Inc.	7,547,800	1.2
158,130		EQT Corp.	8,243,317	1.3
405,200		Other Securities(a)	6,018,777	1.0
			21,809,894	3.5
		Financials: 33.0%
72,590		Ameriprise Financial, Inc.	7,725,028	1.2
43,220		AvalonBay Communities, Inc.	7,958,099	1.3
51,840		Chubb Corp.	6,876,058	1.1
494,320		Fifth Third Bancorp	9,935,832	1.6
218,740		General Growth Properties, Inc.	5,951,915	1.0
175,240		Hartford Financial Services Group, Inc.	7,615,930	1.2
287,150		Kimco Realty Corp.	7,597,989	1.2
266,930		Loews Corp.	10,250,112	1.6
91,233		M&T Bank Corp.	11,055,615	1.8
158,880		Marsh & McLennan Cos., Inc.	8,809,896	1.4
220,540		SunTrust Bank	9,447,934	1.5
101,300		T. Rowe Price Group, Inc.	7,241,937	1.2
177,890		Unum Group	5,921,958	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
72,776		Vornado Realty Trust	$7,274,689	1.2
190,830		XL Group Plc	7,476,719	1.2
2,531,425		Other Securities	83,998,398	13.5
			205,138,109	33.0
		Health Care: 5.4%
77,710		AmerisourceBergen Corp.	8,059,304	1.3
57,570		Cigna Corp.	8,424,218	1.4
46,780		Humana, Inc.	8,350,698	1.3
63,900		Other Securities	8,839,755	1.4
			33,673,975	5.4
		Industrials: 9.3%
110,880		Ametek, Inc.	5,942,059	1.0
80,430		Carlisle Cos., Inc.	7,133,337	1.1
109,850		Fortune Brands Home & Security, Inc.	6,096,675	1.0
73,130		Hubbell, Inc.	7,389,055	1.2
93,440		IDEX Corp.	7,158,438	1.1
35,321		Snap-On, Inc.	6,055,079	1.0
379,335		Other Securities	17,858,358	2.9
			57,633,001	9.3
		Information Technology: 9.3%
113,700		Amphenol Corp.	5,938,551	1.0
179,610	@	Arrow Electronics, Inc.	9,731,270	1.6
152,596		Jack Henry & Associates, Inc.	11,911,644	1.9
208,050	@	Synopsys, Inc.	9,489,161	1.5
143,966		Xilinx, Inc.	6,762,083	1.1
319,076		Other Securities(a)	13,647,843	2.2
			57,480,552	9.3
		Materials: 5.4%
148,045		Silgan Holdings, Inc.	7,952,977	1.3
129,620		WestRock Co.	5,913,264	1.0
203,208		Other Securities	19,513,038	3.1
			33,379,279	5.4
		Utilities: 10.8%
447,510		Centerpoint Energy, Inc.	8,216,283	1.3
200,000		CMS Energy Corp.	7,216,000	1.2
230,914		Energen Corp.	9,465,165	1.5
425,650		Questar Corp.	8,291,662	1.3
115,600		WEC Energy Group, Inc.	5,931,436	0.9
184,520		Westar Energy, Inc.	7,825,493	1.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
203,990	Xcel Energy, Inc.	$7,325,281	1.2
217,570	Other Securities	12,976,824	2.1
		67,248,144	10.8
	Total Common Stock (Cost $512,997,428)	625,949,709	100.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc: 1.8%
2,149,083	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,149,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,192,065, due 06/09/16-05/20/45)	2,149,083	0.4
2,689,559	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,689,659, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,743,350, due 01/15/16-04/01/51)	2,689,559	0.4
2,689,559	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,689,668, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,743,351, due 03/31/21-02/15/44)	2,689,559	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,689,559	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,689,656, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,743,350, due 01/15/16-10/20/65)	$2,689,559	0.4
1,106,604	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,106,654, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,129,549, due 01/15/17-02/15/42)	1,106,604	0.2
		11,324,364	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,863,222	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $1,863,222)	1,863,222	0.3
	Total Short-Term Investments (Cost $13,187,586)	13,187,586	2.1
	Total Investments in Securities (Cost $526,185,014)	$639,137,295	102.9
	Liabilities in Excess of Other Assets	(17,871,774)	(2.9)
	Net Assets	$621,265,521	100.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $527,325,111.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$151,428,286
Gross Unrealized Depreciation	(39,616,102)
Net Unrealized Appreciation	$111,812,184

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock*	$625,949,709	$—	$—	$625,949,709
Short-Term Investments	1,863,222	11,324,364	—	13,187,586
Total Investments, at fair value	$627,812,931	$11,324,364	$—	$639,137,295

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® Oppenheimer Global	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK:96.8%
		Brazil: 0.8%
428,350		Other Securities	$12,653,459	0.8
		China: 1.7%
634,217	@	JD.com, Inc. ADR	20,463,012	1.3
100,310		Other Securities(a)	7,303,571	0.4
			27,766,583	1.7
		Denmark: 0.3%
127,522		Other Securities(a)	4,430,752	0.3
		France: 4.6%
183,818		LVMH Moet Hennessy Louis Vuitton SE	28,872,492	1.8
112,560		Kering	19,245,047	1.2
320,940		Societe Generale	14,789,683	0.9
227,644		Other Securities(a)	11,320,858	0.7
			74,228,080	4.6
		Germany: 7.4%
163,361		Allianz SE	28,797,111	1.8
185,954		Bayer AG	23,223,990	1.4
577,566		Deutsche Bank AG	14,026,078	0.9
396,008		SAP SE	31,424,663	2.0
167,453		Other Securities	20,362,370	1.3
			117,834,212	7.4
		India: 3.2%
10,626,808		DLF Ltd.	18,535,741	1.2
2,515,850		ICICI Bank Ltd. ADR	19,699,105	1.2
2,081,880		Zee Telefilms Ltd.	13,723,719	0.8
			51,958,565	3.2
		Italy: 1.5%
4,890,717		Other Securities(a)	23,934,034	1.5
		Japan: 12.4%
1,340,100		Dai-ichi Life Insurance Co., Ltd.	22,296,167	1.4
962,100		KDDI Corp.	24,985,925	1.5
47,751		Keyence Corp.	26,244,196	1.6
379,600		Kyocera Corp.	17,628,827	1.1
252,300		Murata Manufacturing Co., Ltd.	36,301,250	2.3
330,900		Nidec Corp.	23,995,541	1.5
452,700		Sumitomo Mitsui Financial Group, Inc.	17,085,373	1.1
1,681,900		Other Securities	30,229,818	1.9
			198,767,097	12.4
		Mexico: 0.5%
94,472		Other Securities	8,724,489	0.5
		Netherlands: 2.3%
543,083		Airbus Group SE	36,597,137	2.3
		Spain: 3.2%
883,343		Industria de Diseno Textil SA	30,346,642	1.9
2,447,162		Other Securities	20,424,912	1.3
			50,771,554	3.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: 3.1%
1,296,882		Assa Abloy AB	$27,147,251	1.7
2,379,402		Telefonaktiebolaget LM Ericsson	22,940,542	1.4
			50,087,793	3.1
		Switzerland: 5.1%
877,446	@	Credit Suisse Group AG	18,901,910	1.2
219,245		Nestle S.A.	16,275,708	1.0
54,233		Roche Holding AG	15,028,421	1.0
1,582,016		UBS Group AG	30,690,275	1.9
			80,896,314	5.1
		United Kingdom: 5.6%
2,784,375	@	Circassia Pharmaceuticals Plc	13,106,466	0.8
1,241,676		Prudential PLC	27,974,492	1.7
667,635		Unilever PLC	28,636,476	1.8
6,853,571		Other Securities(a)	20,233,715	1.3
			89,951,149	5.6
		United States: 45.1%
147,760		3M Co.	22,258,566	1.4
375,173	@	Adobe Systems, Inc.	35,243,752	2.2
358,940		Aetna, Inc.	38,808,593	2.4
46,230	@	Alphabet, Inc. - Class A	35,967,402	2.2
47,957		Alphabet, Inc. - Class C	36,393,608	2.3
193,280		Anthem, Inc.	26,950,963	1.7
55,680	@	Biogen, Inc.	17,057,568	1.1
662,210		Citigroup, Inc.	34,269,368	2.1
518,870		Colgate-Palmolive Co.	34,567,119	2.2
624,570	@	eBay, Inc.	17,163,184	1.1
277,620	@	Facebook, Inc.	29,055,709	1.8
212,960		Gilead Sciences, Inc.	21,549,422	1.3
131,290		Goldman Sachs Group, Inc.	23,662,397	1.5
304,760		Intuit, Inc.	29,409,340	1.8
836,080		Maxim Integrated Products	31,771,040	2.0
429,360		McGraw-Hill Cos., Inc.	42,326,309	2.6
624,570	@	PayPal Holdings, Inc.	22,609,434	1.4
240,720		Tiffany & Co.	18,364,529	1.2
211,090		United Parcel Service, Inc. - Class B	20,313,191	1.3
286,590		Walt Disney Co.	30,114,877	1.9
166,470		Zimmer Biomet Holdings, Inc.	17,078,157	1.1
5,370,541		Other Securities(a)	136,341,929	8.5
			721,276,457	45.1
		Total Common Stock (Cost $1,001,566,910)	1,549,877,675	96.8

See Accompanying Notes of Financial Statements

VY® Oppenheimer Global	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK:1.9%
	Germany: 1.8%
349,294	Bayerische Motoren Werke AG	$29,223,948	1.8
	India: 0.1%
50,809,899	Other Securities	691,226	0.1
	Total Preferred Stock (Cost $13,137,519)	29,915,174	1.9
RIGHTS:0.0%
	Spain: 0.0%
687,083	Other Securities	342,731	0.0
	Total Rights (Cost $349,653)	342,731	0.0
	Total Long-Term Investments (Cost $1,015,054,082)	1,580,135,580	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:4.5%
	Securities Lending Collateralcc: 3.1%
11,681,399	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $11,681,783, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $11,915,027, due 06/06/16-05/04/37)	11,681,399	0.8
11,681,399	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $11,681,834, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $11,915,027, due 01/15/16-04/01/51)	11,681,399	0.7
9,333,582	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $9,333,879, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $9,520,280, due 11/15/44)	9,333,582	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
11,681,399	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $11,681,821, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $11,915,027, due 01/15/16-10/20/65)	$11,681,399	0.7
4,806,633	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,806,849, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,906,296, due 01/15/17-02/15/42)	4,806,633	0.3
		49,184,412	3.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
23,288,328	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $23,288,328)	23,288,328	1.4
	Total Short-Term Investments (Cost $72,472,740)	72,472,740	4.5
	Total Investments in Securities (Cost $1,087,526,822)	$1,652,608,320	103.2
	Liabilities in Excess of Other Assets	(52,006,727)	(3.2)
	Net Assets	$1,600,601,593	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes of Financial Statements

VY® Oppenheimer Global	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,099,378,453.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$629,223,136
Gross Unrealized Depreciation	(75,993,269)
Net Unrealized Appreciation	$553,229,867

Sector Diversification	Percentage of Net Assets
Information Technology	24.8%
Financials	19.4
Health Care	17.0
Consumer Discretionary	16.9
Industrials	11.3
Consumer Staples	5.5
Telecommunication Services	1.5
Energy	1.2
Materials	1.1
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(3.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$12,653,459	$—	$—	$12,653,459
China	27,766,583	—	—	27,766,583
Denmark	—	4,430,752	—	4,430,752
France	—	74,228,080	—	74,228,080
Germany	—	117,834,212	—	117,834,212
India	19,699,105	32,259,460	—	51,958,565
Italy	—	23,934,034	—	23,934,034
Japan	—	198,767,097	—	198,767,097
Mexico	8,724,489	—	—	8,724,489
Netherlands	—	36,597,137	—	36,597,137
Spain	—	50,771,554	—	50,771,554
Sweden	—	50,087,793	—	50,087,793
Switzerland	—	80,896,314	—	80,896,314
United Kingdom	23,147,119	66,804,030	—	89,951,149
United States	721,276,457	—	—	721,276,457
Total Common Stock	813,267,212	736,610,463	—	1,549,877,675
Preferred Stock	691,226	29,223,948	—	29,915,174
Rights	342,731	—	—	342,731
Short-Term Investments	23,288,328	49,184,412	—	72,472,740
Total Investments, at fair value	$837,589,497	$815,018,823	$—	$1,652,608,320

(1)
For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2015, securities valued at $29,503,422 and $7,449,409 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes of Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 83.2%
		Basic Material: 2.6%
50,000	#	Blue Cube Spinco, Inc., 9.750%, 10/15/23	$54,187	0.0
50,000	#	Blue Cube Spinco, Inc., 10.000%, 10/15/25	55,250	0.1
225,000	#	Cliffs Natural Resources, Inc., 8.250%, 03/31/20	172,687	0.2
375,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	218,438	0.2
300,000	#	IAMGOLD Corp., 6.750%, 10/01/20	190,500	0.2
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	194,750	0.2
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	58,000	0.1
120,000	#	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19	107,400	0.1
240,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	243,000	0.2
1,899,000		Other Securities	1,199,286	1.3
			2,493,498	2.6
		Communications: 12.0%
200,000	#	Altice Financing SA, 6.625%, 02/15/23	198,000	0.2
200,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	201,000	0.2
550,000		CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 04/30/21	573,031	0.6
210,000	#	CCOH Safari LLC, 5.750%, 02/15/26	211,050	0.2
580,000		CenturyLink, Inc., 6.450%, 06/15/21	568,400	0.6
155,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	149,575	0.2
120,000	#	CommScope, Inc., 5.000%, 06/15/21	115,500	0.1
115,000	#	CommScope, Inc., 5.500%, 06/15/24	109,681	0.1
330,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	278,850	0.3
400,000		Equinix, Inc., 5.375%, 01/01/22	412,000	0.4
195,000		Equinix, Inc., 5.375%, 04/01/23	199,875	0.2
50,000	#	FireEye, Inc., 1.000%, 06/01/35	42,781	0.1
50,000	#	FireEye, Inc., 1.625%, 06/01/35	40,344	0.0
218,000		Frontier Communications Corp., 8.500%, 04/15/20	219,090	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	516,150	0.6
65,000	#	Frontier Communications Corp., 8.875%, 09/15/20	65,975	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
65,000	#	Frontier Communications Corp., 10.500%, 09/15/22	$64,756	0.0
465,500		McGraw-Hill School Education, 6.250%, 12/17/19	458,518	0.5
270,000	#	MDC Partners, Inc., 6.750%, 04/01/20	279,112	0.3
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	88,613	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	194,500	0.2
480,000		Shutterfly, Inc., 0.250%, 05/15/18	465,000	0.5
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	167,237	0.2
1,670,000		Sprint Corp., 7.250%, 09/15/21	1,248,325	1.3
245,000	#	Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.625%, 03/01/24	236,425	0.2
425,000		TEGNA, Inc., 6.375%, 10/15/23	449,437	0.5
160,000	#	Univision Communications, Inc., 5.125%, 02/15/25	152,400	0.2
315,000		WebMD Health Corp., 1.500%, 12/01/20	353,391	0.4
600,000		WebMD Health Corp., 2.500%, 01/31/18	620,250	0.6
935,000		Windstream Corp., 6.375%-7.750%, 10/15/20-08/01/23	718,306	0.7
2,226,968		Other Securities	2,053,886	2.2
			11,451,458	12.0
		Consumer, Cyclical: 11.4%
300,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	290,625	0.3
315,000	#	DriveTime Automotive Group, Inc./DT Acceptance Corp., 8.000%, 06/01/21	281,925	0.3
610,000		Global Partners L.P./ GLP Finance Corp., 6.250%-7.000%, 07/15/22-06/15/23	496,350	0.5
380,000		Jarden Corp., 1.125%, 03/15/34	468,113	0.5
406,000	#	JLL/Delta Dutch Newco BV, 7.500%, 02/01/22	397,372	0.4
650,000		KB Home, 1.375%, 02/01/19	584,594	0.6
645,000		KB Home, 7.000%-7.500%, 12/15/21-09/15/22	641,500	0.7
250,000		Lennar Corp., 4.500%, 06/15/19	255,469	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
465,000		Lennar Corp., 4.750%, 11/15/22	$463,372	0.5
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	306,000	0.3
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	205,000	0.2
665,000		Outerwall, Inc., 5.875%, 06/15/21	548,625	0.6
185,000	#	Sabre GLBL, Inc., 5.250%, 11/15/23	183,844	0.2
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	71,250	0.1
1,315,000		Scientific Games International, Inc., 10.000%, 12/01/22	940,225	1.0
75,000	#	Shea Homes L.P./Shea Homes Funding Corp., 5.875%, 04/01/23	77,250	0.1
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	233,363	0.2
160,000	#	ZF North America Capital, Inc., 4.750%, 04/29/25	153,000	0.2
4,352,062		Other Securities	4,270,124	4.5
			10,868,001	11.4
		Consumer, Non-cyclical: 18.3%
570,000		Alliance One International, Inc., 9.875%, 07/15/21	421,087	0.4
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	194,575	0.2
490,000		Cardtronics, Inc., 1.000%, 12/01/20	457,231	0.5
225,000	#	Cenveo Corp., 6.000%, 08/01/19	159,750	0.2
70,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	66,762	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	880,875	0.9
375,000	#	Cimpress NV, 7.000%, 04/01/22	361,406	0.4
500,000		Constellation Brands, Inc., 3.750%-4.250%, 05/01/21-05/01/23	501,812	0.5
305,000	#	Constellis Holdings LLC/ Constellis Finance Corp., 9.750%, 05/15/20	251,625	0.3
310,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	307,675	0.3
411,000		Emergent Biosolutions, Inc., 2.875%, 01/15/21	567,437	0.6
315,000	#	Endo Finance LLC, 5.750%, 01/15/22	307,125	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
140,000	#	Endo Finance LLC, 5.875%, 01/15/23	$137,900	0.2
250,000	#	FAGE Dairy Industry SA/ FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	260,469	0.3
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	250,237	0.3
120,000	#	Immunomedics, Inc., 4.750%, 02/15/20	95,775	0.1
390,000	#	Impax Laboratories, Inc., 2.000%, 06/15/22	384,150	0.4
490,000		Insulet Corp., 2.000%, 06/15/19	508,681	0.5
290,000	#	Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22	271,512	0.3
495,000		Kindred Healthcare, Inc., 6.375%-8.000%, 01/15/20-04/15/22	438,206	0.4
205,000	#	Medicines Co, 2.500%, 01/15/22	260,863	0.3
205,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	205,513	0.2
550,000		Post Holdings, Inc., 7.375%, 02/15/22	575,438	0.6
260,000	#	Post Holdings, Inc., 6.000%, 12/15/22	255,775	0.3
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	102,250	0.1
100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	105,000	0.1
255,000	#	Quintiles Transnational Corp., 4.875%, 05/15/23	257,550	0.3
935,000		Reynolds Group Issuer, Inc., 5.750%-9.875%, 05/15/18-02/15/21	928,300	1.0
165,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	165,413	0.2
465,000	#	Sothebys, 5.250%, 10/01/22	425,475	0.4
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	221,850	0.2
440,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	444,400	0.5
905,000	#	VRX Escrow Corp., 5.875%, 05/15/23	812,238	0.8
480,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	496,200	0.5
220,000	#	Wright Medical Group, Inc., 2.000%, 02/15/20	228,663	0.2
5,541,556		Other Securities	5,148,601	5.4
			17,457,819	18.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Diversified: 0.2%
230,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	$228,620	0.2
		Energy: 9.9%
350,000		Calumet Specialty Products Partners L.P./ Calumet Finance Corp., 6.500%, 04/15/21	306,250	0.3
175,000	#	Calumet Specialty Products Partners L.P./ Calumet Finance Corp., 7.750%, 04/15/23	149,625	0.2
173,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	85,635	0.1
210,000	#	ContourGlobal Power Holdings SA, 7.125%, 06/01/19	200,025	0.2
510,000		Archrock Partners L.P./ Archrock Partners Finance Corp., 6.000%, 04/01/21	422,025	0.4
131,000	#	Halcon Resources Corp., 12.000%, 02/15/22	86,460	0.1
90,000	#	Hiland Partners L.P./Hiland Partners Finance Corp., 5.500%, 05/15/22	86,569	0.1
170,000	#	Hiland Partners L.P./Hiland Partners Finance Corp., 7.250%, 10/01/20	171,912	0.2
285,000	#	Hilcorp Energy I L.P./ Hilcorp Finance Co., 5.750%, 10/01/25	249,375	0.3
207,000	#	Linn Energy LLC/Linn Energy Finance Corp., 12.000%, 12/15/20	105,570	0.1
585,000		Noble Energy, Inc., 5.625%, 05/01/21	572,888	0.6
240,000		Noble Energy, Inc., 5.875%, 06/01/22	228,610	0.2
110,000	#	TerraForm Power Operating LLC, 5.875%, 02/01/23	91,575	0.1
260,000	#	Whiting Petroleum Corp., 1.250%, 04/01/20	178,100	0.2
10,793,380		Other Securities	6,450,300	6.8
			9,384,919	9.9
		Financial: 10.9%
218,276	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	207,362	0.2
805,000		Ally Financial, Inc., 4.625%-5.750%, 05/19/22-11/20/25	808,075	0.8
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	216,000	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
700,000		Bank of America Corp., 6.250%-6.500%, 09/29/49-10/29/49	$721,844	0.8
400,000		DuPont Fabros Technology L.P., 5.875%, 09/15/21	418,000	0.4
140,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	143,500	0.2
250,000	#	Galileo Re Ltd., 7.598%, 01/09/19	252,687	0.3
480,000		Geo Group, Inc./The, 5.875%, 10/15/24	468,000	0.5
250,000	#	Kilimanjaro Re Ltd., 4.703%, 04/30/18	247,637	0.2
250,000	#	Kilimanjaro Re Ltd., 9.250%, 12/06/19	251,913	0.3
575,000		Nationstar Mortgage LLC/ Nationstar Capital Corp., 6.500%, 07/01/21	511,031	0.5
320,000		Nationstar Mortgage LLC/ Nationstar Capital Corp., 6.500%, 08/01/18-06/01/22	288,625	0.3
435,000	#	Provident Funding Associates L.P./PFG Finance Corp., 6.750%, 06/15/21	423,037	0.4
250,000	#	Queen Street VII Re Ltd., 8.803%, 04/08/16	251,931	0.3
250,000	#	Residential Reinsurance 2012 Ltd., 5.953%, 12/06/18	254,212	0.2
250,000	#	Residential Reinsurance 2012 Ltd., 12.953%, 12/06/18	261,763	0.3
400,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	424,000	0.4
250,000	#	Sanders Re Ltd., 4.203%, 05/05/17	250,213	0.3
210,000	#	TMX Finance LLC/ TitleMax Finance Corp., 8.500%, 09/15/18	157,500	0.2
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	522,375	0.6
3,334,039		Other Securities	3,305,574	3.5
			10,385,279	10.9
		Industrial: 10.1%
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	150,937	0.2
208,587	#,&	American Energy - Utica LLC, 3.500%, 03/01/21	7,301	0.0
345,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	346,725	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
397,535	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	$393,806	0.4
35,294	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	34,853	0.0
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	280,312	0.3
325,000		Ball Corp., 4.000%, 11/15/23	311,593	0.3
575,000		Ball Corp., 5.250%, 07/01/25	590,094	0.6
350,000	#	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21	271,250	0.3
85,000	#	Belden, Inc., 5.250%, 07/15/24	78,625	0.1
195,000	#	Belden, Inc., 5.500%, 09/01/22	188,662	0.2
50,000	#	Beverage Packaging Holdings Luxembourg II SA/ Beverage Packaging Holdings II Is, 6.000%, 06/15/17	48,563	0.1
305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	295,850	0.3
300,000	#	Coveris Holding Corp., 10.000%, 06/01/18	286,500	0.3
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	691,200	0.7
250,000	#	Dycom Industries, Inc., 0.750%, 09/15/21	246,875	0.3
270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	247,725	0.3
744,000		General Cable Corp., 4.500%, 11/15/29	458,955	0.5
505,000		Griffon Corp., 5.250%, 03/01/22	483,538	0.5
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	144,375	0.2
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	325,500	0.3
335,000	#	JMC Steel Group, 8.250%, 03/15/18	223,613	0.2
114,328	#,&	Liberty Tire Recycling LLC, 11.000%, 03/31/21	70,598	0.1
575,000	#	NANA Development Corp., 9.500%, 03/15/19	508,875	0.5
400,000	#	Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.500%, 04/15/21	390,000	0.4
400,000	#	Rexel SA, 5.250%, 06/15/20	414,000	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
200,000	#	Syncreon Group BV/ Syncreon Global Finance US, Inc., 8.625%, 11/01/21	$158,000	0.2
100,000	#	Videotron Ltd., 5.375%, 06/15/24	100,750	0.1
545,000		Vishay Intertechnology, Inc., 2.250%, 05/15/41	419,309	0.4
1,521,582		Other Securities	1,472,016	1.5
			9,640,400	10.1
		Technology: 5.5%
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	151,687	0.1
215,000	#	Brocade Communications Systems, Inc., 1.375%, 01/01/20	206,937	0.2
375,000	#	Entegris, Inc., 6.000%, 04/01/22	381,094	0.4
420,000	#	First Data Corp., 5.750%, 01/15/24	414,750	0.4
155,000	#	First Data Corp., 7.000%, 12/01/23	155,388	0.2
510,000		j2 Global, Inc., 8.000%, 08/01/20	535,500	0.6
395,000		Mentor Graphics Corp., 4.000%, 04/01/31	413,516	0.4
315,000	#	Micron Technology, Inc., 5.250%, 08/01/23	284,288	0.3
250,000	#	MSCI, Inc., 5.250%, 11/15/24	254,375	0.3
69,000	#	Nuance Communications, Inc., 1.000%, 12/15/35	66,714	0.1
375,000	#	ON Semiconductor Corp., 1.000%, 12/01/20	351,094	0.4
2,151,357		Other Securities	1,994,717	2.1
			5,210,060	5.5
		Utilities: 2.3%
505,000		AES Corp., 4.875%, 05/15/23	444,400	0.5
100,000		AES Corp., 5.500%, 03/15/24	89,750	0.1
675,000		NRG Energy, Inc., 6.250%, 05/01/24	570,510	0.6
425,000		NRG Energy, Inc., 6.250%-7.625%, 01/15/18-07/15/22	418,938	0.4
540,000	#	Talen Energy Supply LLC, 5.125%, 07/15/19	407,700	0.4
345,000	#	Talen Energy Supply LLC, 6.500%, 06/01/25	229,425	0.3
350		Other Securities	366	0.0
			2,161,089	2.3
		Total Corporate Bonds/Notes (Cost $88,828,204)	79,281,143	83.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	$1,008,890	1.0
		Total Collateralized Mortgage Obligations (Cost $1,007,921)	1,008,890	1.0
FOREIGN GOVERNMENT BONDS: 0.0%
13,615		Other Securities	75	0.0
		Total Foreign Government Bonds (Cost $518)	75	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: 6.5%
		Consumer Discretionary: 1.1%
50,408		Ford Motor Co.	710,249	0.7
8,679		Other Securities	386,359	0.4
			1,096,608	1.1
		Energy: 0.3%
47,707		Other Securities	315,123	0.3
		Financials: 1.1%
35,040	@	Forest City Enterprises, Inc.	768,427	0.8
1,476	#,@	Perseus Holding Corp.	—	—
8,642		Other Securities	305,653	0.3
			1,074,080	1.1
		Health Care: 1.8%
4,129		Thermo Fisher Scientific, Inc.	585,699	0.6
25,783		Other Securities	1,102,034	1.2
			1,687,733	1.8
		Industrials: 0.8%
49,762		Other Securities	753,476	0.8
		Information Technology: 0.8%
23,277		Other Securities	736,469	0.8
		Materials: 0.6%
14,803		Other Securities	535,988	0.6
		Telecommunication Services: 0.0%
4,800		Other Securities	30,912	0.0
		Total Common Stock (Cost $5,200,320)	6,230,389	6.5
PREFERRED STOCK: 2.4%
		Consumer Discretionary: 0.8%
7,900	@	Sealy Corp.	697,624	0.8
		Energy: 0.0%
2,701		Other Securities	28,214	0.0
		Financials: 1.0%
22,770	P	Citigroup, Inc.	637,788	0.7
775	#,@	Perseus Holding Corp.	—	—
13,310		Other Securities	337,907	0.3
			975,695	1.0
		Health Care: 0.5%
150	@	Kindred Healthcare, Inc.	101,779	0.1
Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Health Care (continued)
936	Other Securities	$355,828	0.4
		457,607	0.5
	Industrials: 0.1%
267	Other Securities	120,163	0.1
	Total Preferred Stock (Cost $2,932,942)	2,279,303	2.4
RIGHTS: —%
	Health Care: —%
44	Other Securities	—	—
	Total Rights (Cost $ —)	—	—
	Total Long-Term Investments (Cost $97,969,905)	88,799,800	93.1
SHORT-TERM INVESTMENTS: 5.5%
	Mutual Funds: 5.5%
5,223,470	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%†† (Cost $5,223,470)	5,223,470	5.5
	Total Short-Term Investments (Cost $5,223,470)	5,223,470	5.5
	Total Investments in Securities (Cost $103,193,375)	$94,023,270	98.6
	Assets in Excess of Other Liabilities	1,312,141	1.4
	Net Assets	$95,335,411	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

&
Payment-in-kind

P
Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $103,750,287.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,163,483
Gross Unrealized Depreciation	(12,890,500)
Net Unrealized Depreciation	$(9,727,017)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,096,608	$—	$—	$1,096,608
Energy	315,123	—	—	315,123
Financials	1,074,080	—	—	1,074,080
Health Care	1,687,733	—	—	1,687,733
Industrials	697,969	—	55,507	753,476
Information Technology	736,469	—	—	736,469
Materials	535,988	—	—	535,988
Telecommunication Services	30,912	—	—	30,912
Total Common Stock	6,174,882	—	55,507	6,230,389
Preferred Stock	1,001,843	1,157,297	120,163	2,279,303
Rights	—	—	—	—
Corporate Bonds/Notes	—	79,281,143	—	79,281,143
Collateralized Mortgage Obligations	—	1,008,890	—	1,008,890
Short-Term Investments	5,223,470	—	—	5,223,470
Foreign Government Bonds	—	75	—	75
Total Investments, at fair value	$12,400,195	$81,447,405	$175,670	$94,023,270
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(44,589)	$—	$(44,589)
Futures	(22,685)	—	—	(22,685)
Total Liabilities	$(22,685)	$(44,589)	$—	$(67,274)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2015, the following futures contracts were outstanding for VY® Pioneer High Yield Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
S&P 500 E-Mini	(28)	03/18/16	$(2,849,560)	$(22,685)
			$(2,849,560)	$(22,685)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

At December 31, 2015, the following centrally cleared credit default swaps were outstanding for VY® Pioneer High Yield Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)
Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 23, Version 1	Sell	5.000	Chicago Mercantile Exchange	12/20/19	USD1,101,678	$58,528	$(11,980)
CDX North American High Yield Index Series 25, Version 1	Sell	5.000	Chicago Mercantile Exchange	12/20/20	USD2,065,000	23,204	(32,609)
						$81,732	$(44,589)

(1)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2015 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Credit contracts	Net Assets — Unrealized depreciation*	$44,589
Equity contracts	Net Assets — Unrealized depreciation**	22,685
Total Liability Derivatives		$67,274

*
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contract	$—	$38,467	$38,467
Equity contracts	91,023	—	91,023
Total	$91,023	$38,467	$129,490

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Pioneer High Yield Portfolio	as of December 31, 2015 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(44,589)	$(44,589)
Equity contracts	(22,685)	—	(22,685)
Total	$(22,685)	$(44,589)	$(67,274)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified	SUMMARY PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 20.7%
10,000	@	Autozone, Inc.	$7,419,100	0.9
124,300	@	Carmax, Inc.	6,708,471	0.8
108,400		Dollar General Corp.	7,790,708	0.9
284,900		Hanesbrands, Inc.	8,384,607	1.0
55,300		L Brands, Inc.	5,298,846	0.6
46,300		McGraw-Hill Cos., Inc.	4,564,254	0.6
24,000	@	O’Reilly Automotive, Inc.	6,082,080	0.7
145,200		Ross Stores, Inc.	7,813,212	1.0
62,700		Tractor Supply Co.	5,360,850	0.7
2,761,532		Other Securities(a)	111,776,639	13.5
			171,198,767	20.7
		Consumer Staples: 6.0%
38,400		Constellation Brands, Inc.	5,469,696	0.7
49,500		Hershey Co.	4,418,865	0.5
61,600		Mead Johnson Nutrition Co.	4,863,320	0.6
1,025,250		Other Securities(a)	34,919,703	4.2
			49,671,584	6.0
		Energy: 1.7%
315,000		Other Securities(a)	13,795,207	1.7
		Financials: 9.2%
56,200		Aon PLC	5,182,202	0.6
64,933		CBOE Holdings, Inc.	4,214,152	0.5
94,400		Crown Castle International Corp.	8,160,880	1.0
129,100		FNF Group	4,475,897	0.5
21,600		Intercontinental Exchange, Inc.	5,535,216	0.7
1,091,314		Other Securities(a)	48,949,766	5.9
			76,518,113	9.2
		Health Care: 15.2%
74,300	@	Alkermes PLC	5,897,934	0.7
55,800		AmerisourceBergen Corp.	5,787,018	0.7
50,000	@	BioMarin Pharmaceutical, Inc.	5,238,000	0.6
55,600	@	Incyte Corp., Ltd.	6,029,820	0.7
12,000	@	Intuitive Surgical, Inc.	6,553,920	0.8
118,950		Zoetis, Inc.	5,700,084	0.7
1,552,034		Other Securities(a)	90,839,255	11.0
			126,046,031	15.2
		Industrials: 18.1%
62,800		Allegion Public Ltd.	4,139,776	0.5
41,000		Equifax, Inc.	4,566,170	0.5
37,800	@	IHS, Inc.	4,476,654	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
24,300		Roper Technologies, Inc.	$4,611,897	0.5
119,400	@	Sensata Technologies Holdings N.V.	5,499,564	0.7
154,700		Southwest Airlines Co.	6,661,382	0.8
19,100	@	TransDigm Group, Inc.	4,363,395	0.5
95,041	@	United Continental Holdings, Inc.	5,445,849	0.7
84,200	@	Verisk Analytics, Inc.	6,473,296	0.8
2,005,172		Other Securities(a)	104,136,808	12.6
			150,374,791	18.1
		Information Technology: 19.8%
15,500	@	Alliance Data Systems Corp.	4,286,835	0.5
106,300		Amphenol Corp.	5,552,049	0.7
92,500		ARM Holdings PLC ADR	4,184,700	0.5
85,900		Fidelity National Information Services, Inc.	5,205,540	0.6
65,200	@	Fiserv, Inc.	5,963,192	0.7
50,600	@	Gartner, Inc.	4,589,420	0.6
53,100		Intuit, Inc.	5,124,150	0.6
26,100	@	LinkedIn Corp.	5,874,588	0.7
26,000	@	Palo Alto Networks, Inc.	4,579,640	0.6
75,300	@	Red Hat, Inc.	6,235,593	0.7
66,600	@	ServiceNow, Inc.	5,764,896	0.7
105,600	@	Vantiv, Inc.	5,007,552	0.6
54,600	@,L	VeriSign, Inc.	4,769,856	0.6
2,183,825		Other Securities(a)	97,343,336	11.7
			164,481,347	19.8
		Materials: 6.0%
77,500		Ball Corp.	5,636,575	0.7
67,500		Celanese Corp.	4,544,775	0.6
21,700		Sherwin-Williams Co.	5,633,320	0.7
53,900		Valspar Corp.	4,471,005	0.5
681,100		Other Securities(a)	29,130,821	3.5
			49,416,496	6.0
		Telecommunication Services: 1.3%
74,650	@	SBA Communications Corp.	7,843,475	1.0
72,700		Other Securities	2,844,024	0.3
			10,687,499	1.3
		Utilities: 0.5%
117,000		Other Securities	3,910,692	0.5
		Total Common Stock
		(Cost $610,591,624)	816,100,527	98.5

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified	SUMMARY PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.4%
	Financials: 0.4%
103,987	Other Securities	$3,420,088	0.4
	Information Technology: 1.0%
542,069	Other Securities	7,724,535	1.0
	Total Preferred Stock
	(Cost $7,911,058)	11,144,623	1.4
	Total Long-Term Investments
	(Cost $618,502,682)	827,245,150	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc: 5.4%
8,443,479	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $8,443,766, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $8,612,349, due 06/09/16-05/20/45)	8,443,479	1.0
10,567,478	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $10,567,872, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $10,778,828, due 01/15/16-04/01/51)	10,567,478	1.3
10,567,478	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $10,567,825, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $10,778,828, due 06/13/16-03/01/44)	10,567,478	1.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
10,567,478	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $10,567,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $10,778,828, due 01/15/16-10/20/65)	$10,567,478	1.3
4,348,334	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,348,529, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,438,495, due 01/15/17-02/15/42)	4,348,334	0.5
		44,494,247	5.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
463,213	T. Rowe Price Reserve Investment Fund, 0.225%†† (Cost $463,213)	463,213	0.0
	Total Short-Term Investments (Cost $44,957,460)	44,957,460	5.4
	Total Investments in Securities (Cost $663,460,142)	$872,202,610	105.3
	Liabilities in Excess of Other Assets	(43,685,436)	(5.3)
	Net Assets	$828,517,174	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified	SUMMARY PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2015 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $664,758,972.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$247,309,886
Gross Unrealized Depreciation	(39,866,248)
Net Unrealized Appreciation	$207,443,638

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$171,198,767	$—	$—	$171,198,767
Consumer Staples	49,671,584	—	—	49,671,584
Energy	13,795,207	—	—	13,795,207
Financials	75,639,995	—	878,118	76,518,113
Health Care	126,046,031	—	—	126,046,031
Industrials	150,374,791	—	—	150,374,791
Information Technology	160,900,464	2,981,563	599,320	164,481,347
Materials	49,416,496	—	—	49,416,496
Telecommunication Services	10,687,499	—	—	10,687,499
Utilities	3,910,692	—	—	3,910,692
Total Common Stock	811,641,526	2,981,563	1,477,438	816,100,527
Preferred Stock	—	—	11,144,623	11,144,623
Short-Term Investments	463,213	44,494,247	—	44,957,460
Total Investments, at fair value	$812,104,739	$47,475,810	$12,622,061	$872,202,610

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2015.
Investments, at fair value	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Common Stock	$1,477,438	Recent Comparable Transaction Price	Discount Factor*	0.00%	Decrease
Preferred Stock	$11,144,623	Recent Comparable Transaction Price	Discount Factor*	0.00%	Decrease

*
No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2015.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price Diversified	SUMMARY PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2015 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolios’s assets and liabilities during the year ended December 31, 2015:
	Beginning Balance 12/31/2014*	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)**	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2015
Asset Table
Investments, at fair value
Common Stock	$2,427,407	$303,091	$—	$—	$—	$(192,100)	$—	$(1,060,960)	$1,477,438
Preferred Stock	7,355,179	2,916,101	—	—	—	1,794,805	—	(921,462)	11,144,623
Total Investments, at value	$9,782,586	$3,219,192	$—	$—	$—	$1,602,705	$—	$(1,982,422)	$12,622,061

*
A security valued at $2,738,023 was reclassified from Preferred Stock to Common Stock as of December 31, 2015.

**
As of December 31, 2015 total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,602,705.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Equity Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 26.9%
186,300	@	Amazon.com, Inc.	$125,918,307	7.2
26,600	@	Autozone, Inc.	19,734,806	1.1
577,400		Hanesbrands, Inc.	16,992,882	1.0
302,400		Lowe’s Cos, Inc.	22,994,496	1.3
872,760	@	MGM Resorts International	19,829,107	1.1
314,800		Nike, Inc.	19,675,000	1.1
47,959	@	Priceline.com, Inc.	61,145,327	3.5
236,700		Starbucks Corp.	14,209,101	0.8
84,280	@,L	Tesla Motors, Inc.	20,228,043	1.1
182,300		Tractor Supply Co.	15,586,650	0.9
256,400		Walt Disney Co.	26,942,512	1.5
1,794,908		Other Securities(a)	110,341,843	6.3
			473,598,074	26.9
		Consumer Staples: 2.2%
129,400		CVS Health Corp.	12,651,438	0.8
231,000		Walgreens Boots Alliance, Inc.	19,670,805	1.1
33,900		Other Securities	5,474,850	0.3
			37,797,093	2.2
		Financials: 5.4%
236,900		American Tower Corp.	22,967,455	1.3
147,012		Crown Castle International Corp.	12,709,187	0.7
67,800		Intercontinental Exchange, Inc.	17,374,428	1.0
563,400		Morgan Stanley	17,921,754	1.0
418,062		Other Securities	23,397,795	1.4
			94,370,619	5.4
		Health Care: 21.3%
197,200	@	Alexion Pharmaceuticals, Inc.	37,615,900	2.1
173,231	@	Allergan plc	54,134,688	3.1
160,000		Anthem, Inc.	22,310,400	1.3
45,400	@	Biogen, Inc.	13,908,290	0.8
291,400		Bristol-Myers Squibb Co.	20,045,406	1.1
226,016	@	Celgene Corp.	27,067,676	1.5
93,000		Cigna Corp.	13,608,690	0.8
231,700		Gilead Sciences, Inc.	23,445,723	1.3
82,100		Humana, Inc.	14,655,671	0.8
122,000	@	Incyte Corp., Ltd.	13,230,900	0.8
46,600	@	Intuitive Surgical, Inc.	25,451,056	1.5
109,600		McKesson Corp.	21,616,408	1.2
31,800	@	Regeneron Pharmaceuticals, Inc.	17,263,266	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
180,400		UnitedHealth Group, Inc.	$21,222,256	1.2
188,900	@	Valeant Pharmaceuticals International, Inc. - USD	19,201,685	1.1
124,300	@	Vertex Pharmaceuticals, Inc.	15,640,669	0.9
111,700		Other Securities	14,386,990	0.8
			374,805,674	21.3
		Industrials: 10.4%
711,200		American Airlines Group, Inc.	30,119,320	1.7
198,800		Boeing Co.	28,744,492	1.6
112,100	L	Canadian Pacific Railway Ltd	14,303,960	0.8
533,500		Danaher Corp.	49,551,480	2.8
101,300		Roper Technologies, Inc.	19,225,727	1.1
175,300		Wabtec Corp.	12,467,336	0.7
430,072		Other Securities	28,915,748	1.7
			183,328,063	10.4
		Information Technology: 29.7%
186,092	@	Alibaba Group Holding Ltd. ADR	15,123,697	0.8
81,250	@	Alphabet, Inc. - Class A	63,213,313	3.6
75,671		Alphabet, Inc. - Class C	57,425,208	3.3
344,800		Apple, Inc.	36,293,648	2.0
481,500	@	Facebook, Inc.	50,393,790	2.9
78,900	@	LinkedIn Corp.	17,758,812	1.0
490,500		Mastercard, Inc.	47,755,080	2.7
1,053,500		Microsoft Corp.	58,448,180	3.3
239,964	@	Salesforce.com, Inc.	18,813,178	1.1
1,137,000		Tencent Holdings Ltd.	22,262,444	1.3
180,200	@,L	VeriSign, Inc.	15,742,272	0.9
620,700		Visa, Inc. - Class A	48,135,285	2.7
1,313,844		Other Securities(a)	71,482,979	4.1
			522,847,886	29.7
		Materials: 1.0%
156,400		Other Securities	17,962,948	1.0
		Telecommunication Services: 0.1%
44,200		Other Securities	1,729,104	0.1
		Total Common Stock
		(Cost $1,228,942,341)	1,706,439,461	97.0
PREFERRED STOCK: 1.1%
		Consumer Discretionary: 0.2%
20,407		Other Securities	2,902,692	0.2

See Accompanying Notes to Financial Statements

VY® T. Rowe Price	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Equity Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Financials: 0.1%
45,554	Other Securities	$1,498,251	0.1
	Information Technology: 0.8%
233,266	Other Securities	15,023,988	0.8
	Total Preferred Stock
	(Cost $15,555,205)	19,424,931	1.1
	Total Long-Term Investments
	(Cost $1,244,497,546)	1,725,864,392	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:6.3%
	Securities Lending Collateralcc: 4.1%
17,248,744	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $17,249,311, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $17,593,719, due 06/06/16-05/04/37)	17,248,744	0.9
17,248,744	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $17,249,387, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $17,593,719, due 01/15/16-04/01/51)	17,248,744	1.0
13,782,070	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $13,782,508, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $14,057,751, due 11/15/44)	13,782,070	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
17,248,744	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $17,249,368, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $17,593,719, due 01/15/16-10/20/65)	$17,248,744	1.0
7,097,511	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $7,097,830, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,244,674, due 01/15/17-02/15/42)	7,097,511	0.4
		72,625,813	4.1
Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 2.2%
38,829,375	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $38,829,375)	38,829,375	2.2
	Total Short-Term Investments
	(Cost $111,455,188)	111,455,188	6.3
	Total Investments in Securities (Cost $1,355,952,734)	$1,837,319,580	104.4
	Liabilities in Excess of Other Assets	(78,044,934)	(4.4)
	Net Assets	$1,759,274,646	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Equity Portfolio	as of December 31, 2015 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2015.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2015.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,358,458,985.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$511,736,502
Gross Unrealized Depreciation	(32,875,907)
Net Unrealized Appreciation	$478,860,595

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$473,158,837	$—	$439,237	$473,598,074
Consumer Staples	37,797,093	—	—	37,797,093
Financials	94,204,132	—	166,487	94,370,619
Health Care	374,805,674	—	—	374,805,674
Industrials	183,328,063	—	—	183,328,063
Information Technology	499,237,860	22,262,444	1,347,582	522,847,886
Materials	17,962,948	—	—	17,962,948
Telecommunication Services	1,729,104	—	—	1,729,104
Total Common Stock	1,682,223,711	22,262,444	1,953,306	1,706,439,461
Preferred Stock	—	—	19,424,931	19,424,931
Short-Term Investments	38,829,375	72,625,813	—	111,455,188
Total Investments, at fair value	$1,721,053,086	$94,888,257	$21,378,237	$1,837,319,580

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2015.
Investments, at fair value	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input
Common Stock	$1,953,306	Recent Comparable Transaction Price	Discount Factor*	0.00%	Decrease
Preferred Stock	$19,424,931	Recent Comparable Transaction Price	Discount Factor*	0.00%	Decrease

*
No quantitative unobserable inputs were significant to the fair valuation determination at December 31, 2015.

See Accompanying Notes to Financial Statements

VY® T. Rowe Price	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Equity Portfolio	as of December 31, 2015 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolios’s assets and liabilities during the year ended December 31, 2015:
	Beginning Balance 12/31/2014	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2015
Asset Table
Investments, at fair value
Common Stock	$2,759,993	$518,518	$—	$—	$—	$(1,325,205)	$—	$—	$1,953,306
Preferred Stock	4,394,627	11,160,580	—	—		3,869,724	—	—	19,424,931
Total Investments, at value	$7,154,620	$11,679,098	$—	$—	$—	$2,544,519	$—	$—	$21,378,237

*
As of December 31, 2015 total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $2,544,519.

See Accompanying Notes to Financial Statements

VY® Templeton Foreign Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Brazil: 0.2%
345,617		Other Securities(a)	$1,486,153	0.2
		China: 6.1%
2,585,000		China Life Insurance Co., Ltd.	8,298,363	1.1
774,500		China Mobile Ltd.	8,717,854	1.2
21,246,000		China Telecom Corp., Ltd.	9,910,559	1.4
12,217,400		Other Securities(a)	17,051,936	2.4
			43,978,712	6.1
		France: 11.5%
473,266		AXA S.A.	12,931,388	1.8
273,888		BNP Paribas	15,495,933	2.1
191,520		Cie de Saint-Gobain	8,299,616	1.2
120,314		Cie Generale des Etablissements Michelin	11,451,858	1.6
638,860		Credit Agricole SA	7,528,458	1.0
135,141		Sanofi	11,517,016	1.6
242,964		Total S.A.	10,892,473	1.5
103,640		Other Securities(a)	5,154,073	0.7
			83,270,815	11.5
		Germany: 12.0%
100,971		Bayer AG	12,610,374	1.7
85,980		Deutsche Boerse AG	7,557,784	1.0
156,915		HeidelbergCement AG	12,788,256	1.8
569,995		Infineon Technologies AG	8,309,838	1.2
103,258		Merck KGaA	9,997,581	1.4
74,750		Siemens AG	7,231,793	1.0
548,941		Other Securities	27,826,557	3.9
			86,322,183	12.0
		Hong Kong: 2.8%
228,400	@	CK Hutchison Holdings Ltd. ADR	3,069,696	0.4
485,640		CK Hutchison Holdings Ltd.	6,527,938	0.9
8,330,540		Other Securities(a)	10,881,287	1.5
			20,478,921	2.8
		India: 1.3%
496,486		Housing Development Finance Corp.	9,443,085	1.3
		Israel: 2.3%
253,929		Teva Pharmaceutical Industries Ltd. ADR	16,667,900	2.3
		Italy: 3.0%
680,187		ENI S.p.A.	10,106,408	1.4
1,493,810		UniCredit SpA	8,258,858	1.1
1,072,600		Other Securities	3,562,124	0.5
			21,927,390	3.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: 6.9%
1,282,100		Nissan Motor Co., Ltd.	$13,424,539	1.9
171,300		SoftBank Group Corp.	8,645,580	1.2
240,400		Suntory Beverage & Food Ltd.	10,523,785	1.4
149,600		Toyota Motor Corp.	9,212,222	1.3
1,900,800		Other Securities	7,916,797	1.1
			49,722,923	6.9
		Netherlands: 5.4%
159,998		Akzo Nobel NV	10,690,910	1.5
455,036		Royal Dutch Shell PLC - Class B	10,370,755	1.4
1,168,550		Other Securities(a)	17,950,082	2.5
			39,011,747	5.4
		Norway: 2.1%
573,623		Telenor ASA	9,561,476	1.3
651,604		Other Securities	5,752,770	0.8
			15,314,246	2.1
		Portugal: 0.9%
564,750		Other Securities	6,589,919	0.9
		Russia: 0.4%
226,203		Other Securities	2,871,647	0.4
		Singapore: 2.8%
886,582		DBS Group Holdings Ltd.	10,390,302	1.4
3,902,000		Singapore Telecommunications Ltd.	10,060,390	1.4
			20,450,692	2.8
		South Korea: 5.6%
35,481		Hyundai Mobis	7,423,674	1.0
247,680	@	KB Financial Group, Inc. ADR	6,902,842	1.0
34,081		Samsung Electronics Co., Ltd. GDR	18,069,237	2.5
247,749		Other Securities	7,993,420	1.1
			40,389,173	5.6
		Spain: 1.8%
1,007,321		Telefonica S.A.	11,175,205	1.5
178,256		Other Securities(a)	1,962,479	0.3
			13,137,684	1.8
		Sweden: 1.5%
282,620		Getinge AB	7,403,304	1.0
364,710		Other Securities	3,516,281	0.5
			10,919,585	1.5
		Switzerland: 7.9%
638,169	@	Credit Suisse Group AG	13,747,413	1.9
82,527		Novartis AG	7,098,913	1.0
57,076		Roche Holding AG	15,816,240	2.2

See Accompanying Notes to Financial Statements

VY® Templeton Foreign Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
142,055	Swiss Re Ltd.	$13,873,987	1.9
2,104,860	Other Securities	6,088,601	0.9
		56,625,154	7.9
	Taiwan: 0.6%
948,251	Other Securities	4,090,984	0.6
	Thailand: 0.7%
1,168,800	Other Securities	4,990,907	0.7
	United Kingdom: 20.5%
1,446,095	Aviva PLC	10,976,614	1.5
1,403,493	BAE Systems PLC	10,333,301	1.4
2,345,820	Barclays PLC	7,550,699	1.1
2,113,824	BP PLC	10,984,942	1.5
609,930	Sky PLC	9,998,490	1.4
451,664	CRH PLC - London	13,076,524	1.8
648,766	GlaxoSmithKline PLC	13,102,453	1.8
1,466,000	HSBC Holdings PLC	11,591,086	1.6
2,163,454	Kingfisher PLC	10,478,717	1.5
7,476,467	Lloyds Banking Group Plc	8,044,689	1.1
1,471,390	Marks & Spencer Group PLC	9,796,861	1.4
2,762,541	Vodafone Group PLC	8,958,329	1.2
4,493,854	Other Securities	23,269,601	3.2
		148,162,306	20.5
	Total Common Stock (Cost $625,817,843)	695,852,126	96.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	U.S. Government Agency Obligations: 2.7%
11,000,000	Farmer Mac Discount Notes, 0.120%, 01/04/16	11,000,000	1.6
8,000,000	Freddie Mac Discount Notes, 0.090%, 01/04/16	8,000,000	1.1
		19,000,000	2.7
	Securities Lending Collateralcc: 2.1%
3,686,971	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,687,108, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,760,710, due 01/15/16-04/01/51)	3,686,971	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,945,850	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $2,945,944, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $3,004,775, due 11/15/44)	$2,945,850	0.4
3,686,971	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $3,687,092, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,760,710, due 06/13/16-03/01/44)	3,686,971	0.5
3,686,971	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,687,104, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,760,710, due 01/15/16-10/20/65)	3,686,971	0.5
1,517,067	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,517,135, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,548,523, due 01/15/17-02/15/42)	1,517,067	0.2
		15,523,830	2.1
	Total Short-Term Investments (Cost $34,523,773)	34,523,830	4.8
	Total Investments in Securities (Cost $660,341,616)	$730,375,956	101.1
	Liabilities in Excess of Other Assets	(7,689,416)	(1.1)
	Net Assets	$722,686,540	100.0

See Accompanying Notes to Financial Statements

VY® Templeton Foreign Equity	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2015 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2015.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $664,448,248.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$158,702,381
Gross Unrealized Depreciation	(92,774,673)
Net Unrealized Appreciation	$65,927,708

Sector Diversification	Percentage of Net Assets
Financials	25.9%
Health Care	14.8
Energy	10.5
Consumer Discretionary	10.1
Telecommunication Services	9.2
Industrials	8.7
Materials	7.9
Information Technology	6.1
Consumer Staples	3.1
U.S. Government Agency Obligations	1.6
Short-Term Investments	3.2
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Common Stock
Brazil	$1,486,153	$—	$—	$1,486,153
China	—	43,978,712	—	43,978,712
France	—	83,270,815	—	83,270,815
Germany	—	86,322,183	—	86,322,183
Hong Kong	—	20,478,921	—	20,478,921
India	—	9,443,085	—	9,443,085
Israel	16,667,900	—	—	16,667,900
Italy	—	21,927,390	—	21,927,390
Japan	—	49,722,923	—	49,722,923
Netherlands	—	39,011,747	—	39,011,747
Norway	—	15,314,246	—	15,314,246
Portugal	—	6,589,919	—	6,589,919
Russia	2,871,647	—	—	2,871,647
Singapore	—	20,450,692	—	20,450,692
South Korea	8,979,040	31,410,133	—	40,389,173
Spain	—	13,137,684	—	13,137,684
Sweden	—	10,919,585	—	10,919,585
Switzerland	—	56,625,154	—	56,625,154
Taiwan	—	4,090,984	—	4,090,984
Thailand	—	4,990,907	—	4,990,907
United Kingdom	—	148,162,306	—	148,162,306
Total Common Stock	30,004,740	665,847,386	—	695,852,126
Short-Term Investments	—	34,523,830	—	34,523,830
Total Investments, at fair value	$30,004,740	$700,371,216	$—	$730,375,956

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1851
Class I	NII	$0.2605
Class S	NII	$0.2172
Class S2	NII	$0.1803
All Classes	STCG	$0.7982
All Classes	LTCG	$1.8439
VY® Baron Growth Portfolio
Class ADV	NII	$0.0152
Class I	NII	$0.1790
Class S	NII	$0.0897
Class S2	NII	$0.0528
All Classes	LTCG	$2.3626
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.1766
Class I	NII	$0.2777
Class S	NII	$0.2121
All Classes	STCG	$0.8886
All Classes	LTCG	$1.8977
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0419
Class I	NII	$0.1002
Class S	NII	$0.0549
Class S2	NII	$0.0680
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.3434
Class I	NII	$0.4278
Class S	NII	$0.3833
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.7895
Class I	NII	$1.0069
Class S	NII	$0.8894
Portfolio Name	Type	Per Share Amount
Class S2	NII	$0.8254
All Classes	STCG	$0.0954
All Classes	LTCG	$3.5594
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0791
Class I	NII	$0.1763
Class S	NII	$0.1234
Class S2	NII	$0.0880
All Classes	STCG	$0.0925
All Classes	LTCG	$3.0677
VY Oppenheimer Global Portfolio
Class ADV	NII	$0.1944
Class I	NII	$0.2876
Class S	NII	$0.2404
Class S2	NII	$0.2157
All Classes	LTCG	$1.4901
VY® Pioneer High Yield Portfolio
Class I	NII	$0.5944
Class S	NII	$0.5644
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
All Classes	STCG	$0.1155
All Classes	LTCG	$1.7580
VY® T. Rowe Price Growth Equity Portfolio
All Classes	STCG	$0.6693
All Classes	LTCG	$13.3008
VY® Templeton Foreign Equity Portfolio
Class ADV	NII	$0.4111
Class I	NII	$0.4810
Class S	NII	$0.4443
Class S2	NII	$0.4366

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
VY® American Century Small-Mid Cap Value Portfolio	26.93%
VY® Baron Growth Portfolio	100.00%
VY® Columbia Contrarian Core Portfolio	34.89%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	76.38%
VY® Invesco Equity and Income Portfolio	60.45%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® Oppenheimer Global Portfolio	35.32%
VY® Pioneer High Yield Portfolio	5.46%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	78.33%
VY® T. Rowe Price Growth Equity Portfolio	84.71%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
VY® American Century Small-Mid Cap Value Portfolio	$39,578,301
VY® Baron Growth Portfolio	$73,235,855
VY® Columbia Contrarian Core Portfolio	$26,243,808
VY® Invesco Equity and Income Portfolio	$150,837,776
VY® JPMorgan Mid Cap Value Portfolio	$92,144,387
VY® Oppenheimer Global Portfolio	$127,586,424
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$121,937,169
VY® T. Rowe Price Growth Equity Portfolio	$228,589,928
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Oppenheimer Global Portfolio	$725,382	$0.0081	61.19%
VY® Templeton Foreign Equity Portfolio	$751,398	$0.0116	85.06%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2005 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPI (1215-022216)

Annual Report
December 31, 2015
Classes ADV, I, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2030 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution 2020 Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The
Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index and
S&P Target Date 2055+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and beyond 2055 retirement horizon, respectively.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

Voya Solution Portfolios	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, VoyaVoya Solution 2020 Portfolio,Voya Voya Solution 2025 Portfolio,VOYA Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).*
Portfolio Specifics: The Portfolios began the year with a tactical overweight to developed international and Japanese equities, high yield and senior loans, funded by underweights to emerging markets equity, U.S. large cap and core U.S. fixed income. At the beginning of the year, we reduced exposure to high yield bonds, allocating the proceeds to long duration U.S. Treasuries. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth.
At the end of the first quarter, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. At the time, this trade was made over concerns that the effects of declining crude oil prices on energy companies, which have a large representation in the high yield bond market, would create short term headwinds for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014. Our reasoning for the position at the time was that Japanese equities were attractively valued relative to U.S. equities, showed positive corporate earnings revisions by analyst, and that reform efforts by Prime Minister Shinzo Abe would be a tailwind for risk assets. This thesis was largely fulfilled and we closed the position for a profit at the end of the quarter.
In April, we purchased high yield bonds with cash, directly reversing our end of the first quarter trade as the thesis for the original trade, where we believed further declines in crude oil prices could negatively affect high yield, failed to transpire. In mid-April, we shifted assets from domestic mid cap equities into currency-hedged Eurozone equities, forecasting Eurozone equities would outperform U.S. equities because of expected economic activity improvements, continued expansion of bank lending and sustained positive effects from enhanced competitiveness of the Euro.
As part of our annual process, the Portfolios glided down at the end of April, resulting in lower strategic equity allocations across our near and intermediate-dated Portfolios. To achieve this glide down, we sold domestic mid cap equities and purchased core U.S. fixed income. In addition, we added commodities as a strategic asset allocation across all Portfolios, funded by additional reductions in domestic mid cap equities. Both supply and prices of major commodity categories had come down over the past two years, making the asset class more attractive than in previous years. This allocation will also seek to hedge inflationary pressures which may strengthen given nascent wage rises in the U.S. and expansionary monetary policy outside the U.S.
At the end of the quarter, we closed out the Eurozone equities trade enacted at the beginning of the quarter. Since early April, the run-up in sovereign bond yields caused a significant correction in Eurozone equity prices, and the unfolding situation in Greece introduced more risk than we were willing to tolerate.
At the end of July, we reduced exposure to domestic large cap equities, allocating the proceeds to core fixed income. This trade was made to reduce our overweight to equities ahead of the Federal Reserve Board (“Fed”) policy decision in September, believing that the execution of Fed policy and/or its communication on the subject could potentially trigger a market correction. We further de-risked the Portfolios in August ahead of the Fed’s policy decision, reducing domestic large cap equities and shifting the proceeds to global real estate, lengthening the duration of the Portfolios. Subdued U.S. earnings growth, earnings revisions and economic surprises supported the thesis for this risk-off trade.
At the start of October, we reduced risk across the Portfolios by selling mid cap equities and buying core U.S. bonds, neutralizing our equity overweight. This trade was placed due to a worsening global economic outlook at the time and uncertainty around the Fed’s intentions on raising interest rates. We unwound this trade at the end of October after weak payroll numbers helped to push off expectations for a Fed interest rate hike and increased risk appetite in the markets.
At the end of October, we made changes to our strategic asset allocations across all Portfolios to reflect our longer term views. This change led to a reduction to U.S. core fixed income, domestic equities, U.S. real estate and short duration, and an increase to international equity and senior loans for most of the Portfolios. In addition, we added global real estate and long-term government bonds as new strategic asset classes.
In November, we reduced risk in the Portfolios given uncertainty over the Fed, commodities and global growth. The Portfolios ended the year in a defensive posture, with underweights to domestic large cap equity (far-dated Portfolios) and high yield (near-dated Portfolios), with a corresponding overweight position in core U.S. fixed income.
During the year, tactical moves relative to our strategic benchmarks had a positive impact across all Portfolios.
Nine out of the fifteen Solution Portfolios outperformed their respective S&P Target Date or Target Risk indices for the year**.
Among the largest asset class contributors to absolute return were domestic large blend and large growth, U.S. real estate investment trusts, core U.S. fixed income and short duration bonds. Individual contributors to benchmark-relative performance include VY® T.Rowe Price Growth Portfolio, VY® T.Rowe Price Capital Appreciation Portfolio and Voya Small Company Portfolio.
Among the largest asset class detractors from absolute return were broad-basket commodities, emerging markets equity and domestic mid cap value. Individual detractors to relative performance include VY® Invesco Comstock Portfolio, Voya Multi-Manager Large Cap Core Portfolio and Voya Global Bond Portfolio.
4

Portfolio Managers’ Report	Voya Solution Portfolios

The Portfolios utilized S&P 400 Mini Futures and 10 Year Treasury Futures to enact a tactical position held in October. Futures were utilized to avoid affecting underlying managers with shorter term tactical moves and to provide the Portfolios with greater liquidity. This tactical position detracted from performance during the reporting period.
Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.
Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.
Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.
Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (1.30%) (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Fed appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.
For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Markit Manufacturing PMI surprised to the upside, however. Overall, a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

*
Effective August 7, 2015, Frank Van Etten was removed as a portfolio manager of the Portfolios. Effective December 18, 2015, Jody Hrazanek was added as a portfolio manager of the Portfolios.

**
Each Portfolio’s relative performance versus its respective benchmarks can be found on page 6.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Solution Portfolios	Portfolio Managers’ Report

Average Annual Total Returns for the Period Ended December 31, 2015
1 Year
Voya Solution Aggressive Portfolio, Class S	-1.12%
S&P Target Risk Aggressive Index	-0.54%
Voya Solution Balanced Portfolio, Class S	-0.46%
S&P Target Risk Growth Index	-0.69%
Voya Solution Conservative Portfolio, Class S	-0.48%
S&P Target Risk Conservative Index	-0.82%
Voya Solution Income Portfolio, Class S	0.10%
S&P Target Date Retirement Income Index	0.07%
Russell 3000® Index	0.48%
MSCI EAFE® Index	-0.81%
Barclays U.S. Aggregate Bond (“BCAB”) Index	0.55%
Voya Solution Moderately Aggressive Portfolio, Class S	-1.15%
S&P Target Risk Aggressive Index	-0.54%
Voya Solution Moderately Conservative Portfolio, Class S	-0.38%
S&P Target Risk Moderate Index	-0.81%
Voya Solution 2020 Portfolio, Class S	1.23%
S&P Target Date 2020 Index	0.06%
Voya Solution 2025 Portfolio, Class S	-0.09%
S&P Target Date 2025 Index	0.00%
Russell 3000® Index	0.48%
MSCI EAFE® Index	-0.81%
BCAB Index	0.55%
Voya Solution 2030 Portfolio, Class S	0.52%
S&P Target Date 2030 Index	-0.05%
Voya Solution 2035 Portfolio, Class S	-0.48%
S&P Target Date 2035 Index	-0.10%
Russell 3000® Index	0.48%
MSCI EAFE® Index	-0.81%
BCAB Index	0.55%
Voya Solution 2040 Portfolio, Class S	0.03%
S&P Target Date 2040 Index	-0.15%
Voya Solution 2045 Portfolio, Class S	-0.95%
S&P Target Date 2045 Index	-0.21%
Russell 3000® Index	0.48%
MSCI EAFE® Index	-0.81%
BCAB Index	0.55%
Voya Solution 2050 Portfolio, Class S	0.00%
S&P Target Date 2050 Index	-0.22%
Voya Solution 2055 Portfolio, Class S	-0.87%
S&P Target Date 2055+ Index	-0.29%
Voya Solution 2060 Portfolio, Class S*	-1.40%
S&P Target Date 2055+ Index*	-1.74%

*
Voya Solution 2060 Portfolio and S&P Target Date 2055+ Index cumulative total returns are for the date of inception on February 9, 2015 to December 31, 2015.

6

Portfolio Managers’ Report	Voya Solution Portfolios

Target Allocations as of December 31, 2015
Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
US Large Blend	23.0%	23.0%	21.0%	21.0%	23.0%	22.0%	22.0%	16.0%	15.0%	14.0%
US Large Growth	15.0%	15.0%	15.0%	15.0%	13.0%	12.0%	11.0%	10.0%	9.0%	6.0%
US Large Value	13.0%	13.0%	13.0%	13.0%	11.0%	10.0%	9.0%	8.0%	7.0%	4.0%
US Mid Cap Growth	5.5%	5.5%	5.5%	5.5%	5.0%	3.5%	3.5%	3.5%	2.5%	1.5%
US Mid Cap Value	5.5%	5.5%	5.5%	5.5%	5.0%	3.5%	3.5%	3.5%	2.5%	1.5%
US Small Cap	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%	3.0%	3.0%	—
International	21.0%	21.0%	21.0%	21.0%	19.0%	19.0%	15.0%	14.0%	11.0%	5.0%
Emerging Markets	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	4.0%	3.0%	—	—
US Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	2.0%	2.0%	2.0%
Global Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	—	—	—
Commodities	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Core Fixed Income	2.2%	2.2%	2.2%	2.2%	4.0%	7.0%	11.0%	16.0%	19.0%	32.0%
High Yield	—	—	—	—	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Senior Debt	—	—	1.8%	1.8%	2.0%	5.0%	5.0%	5.0%	5.0%	5.0%
International Bonds	—	—	—	—	—	—	—	6.0%	6.0%	6.0%
TIPS	—	—	—	—	—	—	—	—	7.0%	9.0%
Short Duration	—	—	—	—	—	1.0%	4.0%	5.0%	6.0%	8.0%
Long Gov’t Bonds	0.8%	0.8%	1.0%	1.0%	—	—	1.0%	—	—	1.0%
Total Equity	97%	97%	95%	95%	90%	83%	75%	64%	53%	35%
Total Fixed Income	3%	3%	5%	5%	10%	17%	25%	36%	47%	65%
Target Allocations as of December 31, 2015
Asset Class	Aggressive	Moderately Aggressive	Balanced	Moderately Conservative	Conservative
US Large Blend	23.0%	18.5%	19.0%	13.0%	11.0%
US Large Growth	15.0%	15.0%	12.0%	5.8%	3.0%
US Large Value	15.0%	14.0%	11.0%	4.8%	3.0%
US Mid Cap Growth	8.0%	6.8%	4.5%	3.7%	2.0%
US Mid Cap Value	8.0%	6.7%	4.5%	3.7%	2.0%
US Small Cap	4.0%	3.0%	2.0%	2.0%	—
International	19.0%	16.0%	9.0%	7.0%	3.0%
Emerging Markets	5.0%	4.0%	2.0%	2.0%	—
US Real Estate	2.0%	2.0%	2.0%	2.0%	—
Commodities	1.0%	1.0%	1.0%	1.0%	1.0%
Core Fixed Income	—	3.0%	12.0%	28.0%	28.0%
High Yield	—	4.0%	6.0%	6.0%	10.0%
Senior Debt	—	3.0%	5.0%	5.0%	7.0%
International Bonds	—	2.0%	5.0%	5.0%	12.0%
TIPS	—	—	2.0%	5.0%	9.0%
Short Duration	—	—	2.0%	5.0%	8.0%
Long Gov’t Bonds	—	1.0%	1.0%	1.0%	1.0%
Total Equity	100%	87%	67%	45%	25%
Total Fixed Income	—	13%	33%	55%	75%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	-1.32%	7.39%
Class I	-0.83%	8.12%
Class S	-1.12%	7.81%
Class S2	-1.20%	7.45%
S&P Target Risk Aggressive Index	-0.54%	6.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	-0.72%	6.05%	2.60%	—
Class I	-0.19%	6.57%	3.20%	—
Class S	-0.46%	6.31%	2.92%	—
Class S2	-0.60%	6.14%	—	6.72%
S&P Target Risk Growth Index	-0.69%	6.91%	3.84%	7.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	-0.76%	3.75%	4.19%
Class I	-0.23%	4.27%	4.73%
Class S	-0.48%	3.99%	4.46%
Class S2	-0.67%	3.85%	4.30%
S&P Target Risk Conservative Index	-0.82%	4.33%	4.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-0.30%	4.25%	3.93%	—
Class I	0.20%	4.76%	4.45%	—
Class S	0.10%	4.52%	4.20%	—
Class S2	-0.13%	4.37%	—	6.71%
Class T	-0.40%	4.07%	3.73%	—
S&P Target Date Retirement Income Index	0.07%	4.72%	4.51%	6.70%
Russell 3000® Index	0.48%	12.18%	7.35%	15.62%
MSCI EAFE® Index	-0.81%	3.60%	3.03%	7.29%
BCAB Index	0.55%	3.25%	4.51%	4.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	-1.42%	6.54%	7.35%
Class I	-0.85%	7.09%	7.93%
Class S	-1.15%	6.81%	7.64%
Class S2	-1.21%	6.67%	7.50%
S&P Target Risk Aggressive Index	-0.54%	8.17%	8.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	-0.60%	4.82%	2.87%	—
Class I	-0.09%	5.34%	3.53%	—
Class S	-0.38%	5.08%	3.25%	—
Class S2	-0.50%	4.93%	—	5.47%
S&P Target Risk Moderate Index	-0.81%	5.13%	3.45%	5.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

13

Voya Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	0.88%	9.42%
Class I	1.38%	9.98%
Class S	1.23%	9.67%
Class S2	1.08%	9.56%
Class T	0.72%	9.30%
S&P Target Date 2020 Index	0.06%	9.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-0.26%	5.92%	3.91%	—
Class I	0.19%	6.43%	4.43%	—
Class S	-0.09%	6.17%	4.17%	—
Class S2	-0.23%	6.01%	—	9.58%
Class T	-0.56%	5.71%	3.70%	—
S&P Target Date 2025 Index	0.00%	6.96%	5.65%	10.41%
Russell 3000® Index	0.48%	12.18%	7.35%	15.62%
MSCI EAFE® Index	-0.81%	3.60%	3.03%	7.29%
BCAB Index	0.55%	3.25%	4.51%	4.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

15

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	0.18%	11.48%
Class I	0.66%	12.06%
Class S	0.52%	11.69%
Class S2	0.23%	11.52%
Class T	-0.26%	11.32%
S&P Target Date 2030 Index	-0.05%	11.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful thanshort-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-0.77%	6.53%	4.20%	—
Class I	-0.30%	7.05%	4.70%	—
Class S	-0.48%	6.80%	4.46%	—
Class S2	-0.62%	6.64%	—	10.43%
Class T	-1.00%	6.32%	3.99%	—
S&P Target Date 2035 Index	-0.10%	7.65%	5.79%	11.43%
Russell 3000® Index	0.48%	12.18%	7.35%	15.62%
MSCI EAFE® Index	-0.81%	3.60%	3.03%	7.29%
BCAB Index	0.55%	3.25%	4.51%	4.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful thanshort-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

17

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-0.33%	12.89%
Class I	0.22%	13.49%
Class S	0.03%	13.13%
Class S2	-0.33%	12.97%
Class T	-0.66%	12.67%
S&P Target Date 2040 Index	-0.15%	12.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	-1.15%	7.01%	4.26%	—
Class I	-0.59%	7.55%	4.78%	—
Class S	-0.95%	7.28%	4.51%	—
Class S2	-1.07%	7.10%	—	10.99%
Class T	-1.31%	6.80%	4.05%	—
S&P Target Date 2045 Index	-0.21%	8.03%	5.83%	11.93%
Russell 3000® Index	0.48%	12.18%	7.35%	15.62%
MSCI EAFE® Index	-0.81%	3.60%	3.03%	7.29%
BCAB Index	0.55%	3.25%	4.51%	4.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

19

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	-0.33%	13.09%
Class I	0.38%	13.73%
Class S	0.00%	13.33%
Class S2	-0.17%	13.17%
Class T	-0.60%	12.94%
S&P Target Date 2050 Index	-0.22%	13.60%
S&P Target Date 2045 Index	-0.21%	13.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Effective May 1, 2015, the Portfolio changed its primary benchmark from the S&P Target Date 2045 Index to the S&P Target Date 2050 Index because the S&P Target Date 2050 Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

20

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	-1.15%	7.07%	8.34%
Class I	-0.67%	7.62%	8.87%
Class S	-0.87%	7.35%	8.60%
Class S2	-1.04%	7.19%	8.44%
Class T	-1.36%	6.90%	8.14%
S&P Target Date 2055+ Index	-0.29%	8.38%	9.45%
S&P Target Date 2045 Index	-0.21%	8.03%	9.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Effective May 1, 2015, the Portfolio changed its primary benchmark from the S&P Target Date 2045 Index to the S&P Target Date 2055+ Index because the S&P Target Date 2055+ Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

21

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2015
Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	-1.10%
Class I	-0.80%
Class S	-1.40%
Class S2	-1.10%
Class T	-1.40%
S&P Target Date 2055+ Index	-1.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$958.30	0.68%	$3.36	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	961.30	0.18	0.89	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	959.80	0.43	2.12	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	958.80	0.58	2.86	1,000.00	1,022.28	0.58	2.96
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$973.50	0.65%	$3.23	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	975.70	0.15	0.75	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	974.40	0.40	1.99	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	973.90	0.55	2.74	1,000.00	1,022.43	0.55	2.80
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$984.40	0.61%	$3.05	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	987.20	0.11	0.55	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	985.50	0.36	1.80	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	984.50	0.51	2.55	1,000.00	1,022.63	0.51	2.60
Voya Solution Income Portfolio
Class ADV	$1,000.00	$989.30	0.63%	$3.16	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	991.10	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	990.80	0.38	1.91	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	990.10	0.53	2.66	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	988.60	0.83	4.16	1,000.00	1,021.02	0.83	4.23
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$961.50	0.69%	$3.41	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	964.50	0.19	0.94	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	963.50	0.44	2.18	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	962.90	0.59	2.92	1,000.00	1,022.23	0.59	3.01
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$980.00	0.66%	$3.29	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	982.80	0.16	0.80	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	981.50	0.41	2.05	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	981.10	0.56	2.80	1,000.00	1,022.38	0.56	2.85
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$991.10	0.63%	$3.16	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	993.20	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	992.50	0.38	1.91	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	992.30	0.53	2.66	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	990.30	0.83	4.16	1,000.00	1,021.02	0.83	4.23
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$976.10	0.65%	$3.24	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	978.00	0.15	0.75	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	976.60	0.40	1.99	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	975.40	0.55	2.74	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	974.30	0.85	4.23	1,000.00	1,020.92	0.85	4.33
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$975.90	0.66%	$3.29	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	975.60	0.16	0.80	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	978.80	0.41	2.04	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	976.40	0.56	2.79	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	973.70	0.86	4.28	1,000.00	1,020.87	0.86	4.38
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$964.60	0.67%	$3.32	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	966.90	0.17	0.84	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	966.30	0.42	2.08	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	965.60	0.57	2.82	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	963.60	0.87	4.31	1,000.00	1,020.82	0.87	4.43
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$967.40	0.67%	$3.32	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	970.00	0.17	0.84	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	970.00	0.42	2.09	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	966.90	0.57	2.83	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	965.50	0.87	4.31	1,000.00	1,020.82	0.87	4.43
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$960.90	0.69%	$3.41	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	963.60	0.19	0.94	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	961.80	0.44	2.18	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	960.80	0.59	2.92	1,000.00	1,022.23	0.59	3.01
Class T	1,000.00	959.70	0.89	4.40	1,000.00	1,020.72	0.89	4.53
24

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$968.80	0.69%	$3.42	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	973.00	0.19	0.94	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	970.40	0.44	2.19	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	969.80	0.59	2.93	1,000.00	1,022.23	0.59	3.01
Class T	1,000.00	966.20	0.89	4.41	1,000.00	1,020.72	0.89	4.53
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$960.90	0.70%	$3.46	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	963.40	0.20	0.99	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	962.50	0.45	2.23	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	961.40	0.60	2.97	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	960.10	0.90	4.45	1,000.00	1,020.67	0.90	4.58
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$966.80	0.70%	$3.47	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	967.80	0.20	0.99	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	962.90	0.45	2.23	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	965.80	0.60	2.97	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	963.80	0.90	4.45	1,000.00	1,020.67	0.90	4.58

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (commenced operations February 9, 2015), each a series of Voya Partners, Inc., as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 25, 2016
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$4,789,484	$45,826,953	$13,470,469	$570,248,709
Investments in unaffiliated underlying funds at fair value**	316,986	2,404,201	1,012,564	17,862,134
Total investments at fair value	$5,106,470	$48,231,154	$14,483,033	$588,110,843
Cash	3,522	56,853	26,358	865,143
Receivables:
Investments in affiliated underlying funds sold	—	—	—	1,101,148
Fund shares sold	15,073	76,242	36,148	151,505
Dividends	881	8,732	2,861	38,058
Prepaid expenses	11	97	32	1,229
Reimbursement due from manager	576	4,970	3,157	50,520
Other assets	—	557	178	17,928
Total assets	5,126,533	48,378,605	14,551,767	590,336,374
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	14,352	76,242	36,147	—
Payable for fund shares redeemed	720	—	—	1,252,654
Payable for investment management fees	914	8,666	2,642	104,610
Payable for distribution and shareholder service fees	1,565	15,718	4,960	161,936
Payable to trustees under the deferred compensation plan (Note 6)	—	557	178	17,928
Payable for trustee fees	24	257	86	1,688
Other accrued expenses and liabilities	1,678	10,077	4,132	42,043
Total liabilities	19,253	111,517	48,145	1,580,859
NET ASSETS	$5,107,280	$48,267,088	$14,503,622	$588,755,515
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,357,333	$47,298,596	$14,967,513	$610,652,034
Undistributed net investment income	79,719	969,949	304,540	5,704,462
Accumulated net realized gain (loss)	130,778	2,614,516	75,040	(2,069,897)
Net unrealized depreciation	(460,550)	(2,615,973)	(843,471)	(25,531,084)
NET ASSETS	$5,107,280	$48,267,088	$14,503,622	$588,755,515
* Cost of investments in affiliated underlying funds	$5,231,278	$48,277,305	$14,227,884	$593,636,663
** Cost of investments in unaffiliated underlying funds	$335,742	$2,569,822	$1,098,620	$20,005,264
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$2,383,334	$25,078,740	$8,595,396	$248,968,302
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	210,055	2,671,202	822,576	22,873,987
Net asset value and redemption price per share	$11.35	$9.39	$10.45	$10.88
Class I
Net assets	$137,596	$58,624	$12,906	$98,320,814
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,897	6,031	1,218	8,838,369
Net asset value and redemption price per share	$11.57	$9.72	$10.60	$11.12
Class S
Net assets	$2,417,474	$22,551,570	$5,538,733	$225,273,582
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	210,943	2,368,513	526,583	20,412,897
Net asset value and redemption price per share	$11.46	$9.52	$10.52	$11.04
Class S2
Net assets	$168,876	$578,154	$356,587	$15,377,448
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,867	60,859	34,084	1,428,300
Net asset value and redemption price per share	$11.36	$9.50	$10.46	$10.77
Class T
Net assets	n/a	n/a	n/a	$815,369
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	71,584
Net asset value and redemption price per share	n/a	n/a	n/a	$11.39
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$690,143,978	$40,747,140	$9,087,682	$968,089,154
Investments in unaffiliated underlying funds at fair value**	65,027,554	2,105,014	351,238	40,683,622
Total investments at fair value	$755,171,532	$42,852,154	$9,438,920	$1,008,772,776
Cash	840,625	40,535	1,517	723,664
Receivables:
Investments in affiliated underlying funds sold	—	4,473	84,917	4,220,149
Fund shares sold	1,047,973	10,594	9,834	417,050
Dividends	184,504	7,700	1,597	186,567
Prepaid expenses	1,536	87	10	2,061
Reimbursement due from manager	36,216	4,069	4,692	77,053
Other assets	16,970	496	—	23,000
Total assets	757,299,356	42,920,108	9,541,487	1,014,422,320
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,047,829	—	—	—
Payable for fund shares redeemed	144	15,068	94,751	4,637,200
Payable for investment management fees	140,720	7,709	1,558	180,742
Payable for distribution and shareholder service fees	167,909	13,913	2,067	253,153
Payable to trustees under the deferred compensation plan (Note 6)	16,970	496	—	23,000
Payable for trustee fees	1,589	221	11	5,511
Other accrued expenses and liabilities	114,064	10,387	1,576	122,602
Total liabilities	1,489,225	47,794	99,963	5,222,208
NET ASSETS	$755,810,131	$42,872,314	$9,441,524	$1,009,200,112
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$790,151,599	$43,078,819	$9,449,844	$972,630,680
Undistributed net investment income	8,487,428	806,668	71,599	19,413,501
Accumulated net realized gain	7,773,440	1,477,975	47,119	65,903,829
Net unrealized depreciation	(50,602,336)	(2,491,148)	(127,038)	(48,747,898)
NET ASSETS	$755,810,131	$42,872,314	$9,441,524	$1,009,200,112
* Cost of investments in affiliated underlying funds	$737,537,175	$43,093,693	$9,208,129	$1,014,201,473
** Cost of investments in unaffiliated underlying funds	$68,236,693	$2,249,609	$357,829	$43,319,201
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
Class ADV
Net assets	$31,415,526	$22,004,953	$2,853,158	$357,443,145
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,796,356	2,312,726	244,874	32,009,672
Net asset value and redemption price per share	$11.23	$9.51	$11.65	$11.17
Class I
Net assets	$4,035,397	$35,549	$2,156,746	$204,692,710
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	352,764	3,580	182,544	17,885,164
Net asset value and redemption price per share	$11.44	$9.93	$11.81	$11.44
Class S
Net assets	$719,319,098	$20,080,625	$4,144,945	$418,555,045
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	63,429,937	2,063,372	351,277	36,968,714
Net asset value and redemption price per share	$11.34	$9.73	$11.80	$11.32
Class S2
Net assets	$1,040,110	$751,187	$282,583	$27,672,682
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	91,914	77,937	24,150	2,507,872
Net asset value and redemption price per share	$11.32	$9.64	$11.70	$11.03
Class T
Net assets	n/a	n/a	$4,092	$836,530
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	352	72,208
Net asset value and redemption price per share	n/a	n/a	$11.64	$11.58
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$3,713,129	$880,015,416	$3,186,560	$610,712,163
Investments in unaffiliated underlying funds at fair value**	213,626	46,880,518	151,947	39,451,476
Total investments at fair value	$3,926,755	$926,895,934	$3,338,507	$650,163,639
Cash	1,531	990,640	1,338	772,614
Receivables:
Investments in affiliated underlying funds sold	—	2,452,726	—	1,527,218
Fund shares sold	54,735	467,788	16,237	533,900
Dividends	744	227,421	364	79,517
Prepaid expenses	3	1,881	3	1,314
Reimbursement due from manager	2,907	57,175	2,274	30,103
Other assets	—	19,588	—	12,575
Total assets	3,986,675	931,113,153	3,358,723	653,120,880
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	54,734	—	16,237	—
Payable for fund shares redeemed	—	2,920,514	—	2,061,118
Payable for investment management fees	590	167,621	541	118,292
Payable for distribution and shareholder service fees	807	221,171	997	147,303
Payable to trustees under the deferred compensation plan (Note 6)	—	19,588	—	12,575
Payable for trustee fees	5	5,053	6	3,508
Other accrued expenses and liabilities	1,414	101,839	573	75,548
Total liabilities	57,550	3,435,786	18,354	2,418,344
NET ASSETS	$3,929,125	$927,677,367	$3,340,369	$650,702,536
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,941,912	$888,888,679	$3,368,457	$623,141,280
Undistributed net investment income	34,930	18,484,561	35,885	10,360,171
Accumulated net realized gain	23,828	68,189,196	12,671	51,253,614
Net unrealized depreciation	(71,545)	(47,885,069)	(76,644)	(34,052,529)
NET ASSETS	$3,929,125	$927,677,367	$3,340,369	$650,702,536
* Cost of investments in affiliated underlying funds	$3,781,647	$926,092,675	$3,259,922	$642,741,591
** Cost of investments in unaffiliated underlying funds	$216,653	$48,688,328	$155,229	$41,474,577
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
Class ADV
Net assets	$1,568,838	$303,217,615	$2,229,302	$197,360,162
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	118,520	26,897,795	161,128	17,699,773
Net asset value and redemption price per share	$13.24	$11.27	$13.84	$11.15
Class I
Net assets	$860,982	$218,050,709	$487,314	$169,324,854
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	63,980	18,888,129	34,627	14,807,443
Net asset value and redemption price per share	$13.46	$11.54	$14.07	$11.44
Class S
Net assets	$1,454,417	$383,233,389	$609,784	$270,222,109
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	108,239	33,536,131	43,463	23,926,098
Net asset value and redemption price per share	$13.44	$11.43	$14.03	$11.29
Class S2
Net assets	$40,862	$22,288,590	$9,474	$13,402,134
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,073	2,013,364	682	1,213,514
Net asset value and redemption price per share	$13.30	$11.07	$13.90	$11.04
Class T
Net assets	$4,026	$887,064	$4,495	$393,277
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	303	76,110	326	34,321
Net asset value and redemption price per share	$13.27	$11.65	$13.81	$11.46
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$1,589,707	$121,162,889	$638,188
Investments in unaffiliated underlying funds at fair value**	86,837	7,159,616	37,407
Total investments at fair value	$1,676,544	$128,322,505	$675,595
Cash	1,038	109,480	432
Receivables:
Fund shares sold	12,202	310,155	2,678
Dividends	177	15,024	76
Prepaid expenses	2	244	—
Prepaid offering expense	—	—	1,477
Reimbursement due from manager	1,622	13,377	2,794
Other assets	—	1,023	—
Total assets	1,691,585	128,771,808	683,052
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	12,202	162,333	2,679
Payable for fund shares redeemed	—	147,822	—
Payable for investment management fees	267	22,944	113
Payable for distribution and shareholder service fees	426	28,730	110
Payable to trustees under the deferred compensation plan (Note 6)	—	1,023	—
Payable for trustee fees	4	609	1
Other accrued expenses and liabilities	453	10,675	3,981
Total liabilities	13,352	374,136	6,884
NET ASSETS	$1,678,233	$128,397,672	$676,168
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,692,546	$128,931,228	$669,237
Undistributed net investment income	15,896	1,887,097	6,453
Accumulated net realized gain	14,919	7,832,301	10,531
Net unrealized depreciation	(45,128)	(10,252,954)	(10,053)
NET ASSETS	$1,678,233	$128,397,672	$676,168
* Cost of investments in affiliated underlying funds	$1,632,587	$131,061,886	$647,822
** Cost of investments in unaffiliated underlying funds	$89,085	$7,513,573	$37,826
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
Class ADV
Net assets	$960,186	$41,769,732	$190,734
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	69,296	3,334,972	19,278
Net asset value and redemption price per share	$13.86	$12.52	$9.89
Class I
Net assets	$387,279	$36,691,824	$316,500
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	27,412	2,879,496	31,919
Net asset value and redemption price per share	$14.13	$12.74	$9.92
Class S
Net assets	$317,333	$46,912,774	$140,306
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	22,570	3,716,990	14,225
Net asset value and redemption price per share	$14.06	$12.62	$9.86
Class S2
Net assets	$9,223	$3,014,118	$25,661
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	662	239,956	2,596
Net asset value and redemption price per share	$13.93	$12.56	$9.89
Class T
Net assets	$4,212	$9,224	$2,967
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	303	722	301
Net asset value and redemption price per share	$13.88	$12.78	$9.86
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$58,793	$792,411	$300,417	$5,799,863
Dividends from unaffiliated underlying funds	6,157	58,181	29,626	305,520
Total investment income	64,950	850,592	330,043	6,105,383
EXPENSES:
Investment management fees(1)	9,046	91,270	30,486	648,006
Distribution and shareholder service fees:
Class ADV	12,555	136,708	54,065	747,467
Class S	5,245	58,706	14,877	316,091
Class S2	685	3,182	1,768	44,198
Class T	—	—	—	2,764
Transfer agent fees	58	147	266	3,603
Administrative service fees(1)	1,343	17,378	5,898	54,943
Shareholder reporting expense	1,171	7,644	2,190	15,631
Professional fees	7,448	13,083	9,129	25,665
Custody and accounting expense	311	3,764	1,186	12,045
Trustee fees	144	1,545	513	10,127
Miscellaneous expense	1,781	7,095	7,050	9,270
Total expenses	39,787	340,522	127,428	1,889,810
Net waived and reimbursed fees	(12,827)	(64,121)	(38,167)	(349,471)
Net expenses	26,960	276,401	89,261	1,540,339
Net investment income	37,990	574,191	240,782	4,565,044
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(139,162)	752,337	(107,222)	(1,185,276)
Sale of unaffiliated underlying funds	1,958	(118,332)	(50,956)	(834,544)
Capital gain distributions from affiliated underlying funds	331,320	2,741,077	440,853	7,366,045
Capital gain distributions from unaffiliated underlying funds	10	19	—	—
Foreign currency related transactions	—	110	37	273
Futures	—	(13,585)	24,113	(545,357)
Net realized gain	194,126	3,361,626	306,825	4,801,141
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(338,460)	(4,039,527)	(561,067)	(14,041,467)
Unaffiliated underlying funds	(24,977)	(214,349)	(90,823)	(1,003,575)
Foreign currency related transactions	—	(268)	(89)	(832)
Futures	—	27,424	9,141	85,319
Net change in unrealized appreciation (depreciation)	(363,437)	(4,226,720)	(642,838)	(14,960,555)
Net realized and unrealized loss	(169,311)	(865,094)	(336,013)	(10,159,414)
Decrease in net assets resulting from operations	$(131,321)	$(290,903)	$(95,231)	$(5,594,370)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$6,189,485	$721,497	$64,507	$16,027,942
Dividends from unaffiliated underlying funds	811,326	49,970	2,792	1,057,716
Total investment income	7,000,811	771,467	67,299	17,085,658
EXPENSES:
Investment management fees(1)	683,228	78,228	4,436	1,934,636
Distribution and shareholder service fees:
Class ADV	126,321	110,147	5,927	1,982,384
Class S	724,702	53,087	1,179	1,154,526
Class S2	4,690	4,366	251	155,513
Class T	—	—	29	6,538
Transfer agent fees	2,829	166	304	1,418
Administrative service fees(1)	10,963	14,912	216	376,779
Shareholder reporting expense	6,611	5,996	2,008	42,545
Professional fees	18,637	12,765	8,044	110,049
Custody and accounting expense	10,048	2,868	109	88,280
Trustee fees	9,533	1,325	68	33,068
Miscellaneous expense	4,226	7,160	7,017	56,660
Interest expense	147	—	—	—
Total expenses	1,601,935	291,020	29,588	5,942,396
Net waived and reimbursed fees	(141,969)	(52,817)	(19,370)	(998,790)
Net expenses	1,459,966	238,203	10,218	4,943,606
Net investment income	5,540,845	533,264	57,081	12,142,052
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(4,038,774)	570,886	(26,507)	29,617,019
Sale of unaffiliated underlying funds	(509,554)	(88,419)	(3,183)	(3,134,945)
Capital gain distributions from affiliated underlying funds	16,816,342	1,748,753	91,731	51,714,775
Capital gain distributions from unaffiliated underlying funds	—	—	—	389
Foreign currency related transactions	73	92	—	(1,486)
Futures	(1,363,311)	(11,773)	—	1,460,654
Net realized gain	10,904,776	2,219,539	62,041	79,656,406
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(44,755,001)	(2,749,411)	(109,878)	(88,269,593)
Unaffiliated underlying funds	(3,153,958)	(185,688)	(4,990)	(3,437,065)
Foreign currency related transactions	(178)	(238)	—	(2,320)
Futures	18,283	24,377	—	615,516
Net change in unrealized appreciation (depreciation)	(47,890,854)	(2,910,960)	(114,868)	(91,093,462)
Net realized and unrealized loss	(36,986,078)	(691,421)	(52,827)	(11,437,056)
Increase (decrease) in net assets resulting from operations	$(31,445,233)	$(158,157)	$4,254	$704,996

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$29,903	$14,091,049	$29,646	$8,225,252
Dividends from unaffiliated underlying funds	1,582	1,335,460	1,764	889,892
Total investment income	31,485	15,426,509	31,410	9,115,144
EXPENSES:
Investment management fees(1)	1,843	1,819,102	2,232	1,263,564
Distribution and shareholder service fees:
Class ADV	2,118	1,676,994	4,709	1,092,209
Class S	561	1,053,582	304	737,459
Class S2	28	127,785	23	76,855
Class T	32	6,688	33	2,942
Transfer agent fees	339	1,289	330	970
Administrative service fees(1)	78	342,975	254	237,939
Shareholder reporting expense	2,008	39,465	843	34,675
Professional fees	6,844	100,886	7,589	71,655
Custody and accounting expense	292	79,725	183	57,305
Trustee fees	28	30,313	36	21,046
Miscellaneous expense	7,640	51,010	7,313	39,042
Interest expense	—	158	—	88
Total expenses	21,811	5,329,972	23,849	3,635,749
Net waived and reimbursed fees	(17,610)	(753,204)	(16,754)	(394,430)
Net expenses	4,201	4,576,768	7,095	3,241,319
Net investment income	27,284	10,849,741	24,315	5,873,825
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(14,328)	28,577,633	(47,275)	20,586,426
Sale of unaffiliated underlying funds	(1,098)	256,599	(2,089)	241,394
Capital gain distributions from affiliated underlying funds	47,441	53,334,755	77,223	39,021,144
Capital gain distributions from unaffiliated underlying funds	—	1,044	—	552
Foreign currency related transactions	—	(1,164)	—	(812)
Futures	—	742,514	—	(283,343)
Net realized gain	32,015	82,911,381	27,859	59,565,361
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(65,145)	(91,485,025)	(54,304)	(66,228,176)
Unaffiliated underlying funds	(3,211)	(6,753,451)	(3,277)	(4,936,155)
Foreign currency related transactions	—	(2,079)	—	(1,447)
Futures	—	551,527	—	383,936
Net change in unrealized appreciation (depreciation)	(68,356)	(97,689,028)	(57,581)	(70,781,842)
Net realized and unrealized loss	(36,341)	(14,777,647)	(29,722)	(11,216,481)
Decrease in net assets resulting from operations	$(9,057)	$(3,927,906)	$(5,407)	$(5,342,656)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
			February 9, 2015(2) to December 31, 2015
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$13,598	$1,488,551	$5,158
Dividends from unaffiliated underlying funds	904	145,638	255
Total investment income	14,502	1,634,189	5,413
EXPENSES:
Investment management fees(1)	1,191	222,115	333
Distribution and shareholder service fees:
Class ADV	2,410	204,791	212
Class S	175	117,134	84
Class S2	36	14,735	28
Class T	34	51	19
Transfer agent fees	313	876	782
Administrative service fees(1)	134	37,694	3
Shareholder reporting expense	854	12,760	800
Professional fees	7,504	19,119	7,456
Custody and accounting expense	146	13,285	1,003
Trustee fees	19	3,656	5
Offering expense	—	—	11,671
Miscellaneous expense	7,295	7,673	7,642
Total expenses	20,111	653,889	30,038
Net waived and reimbursed fees	(16,261)	(75,927)	(29,380)
Net expenses	3,850	577,962	658
Net investment income	10,652	1,056,227	4,755
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(16,834)	1,896,748	1,859
Sale of unaffiliated underlying funds	(349)	4,489	6
Capital gain distributions from affiliated underlying funds	38,520	7,238,556	10,364
Capital gain distributions from unaffiliated underlying funds	—	79	—
Foreign currency related transactions	—	(128)	—
Futures	—	(76,878)	—
Net realized gain	21,337	9,062,866	12,229
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(34,117)	(11,100,125)	(9,634)
Unaffiliated underlying funds	(2,402)	(774,078)	(419)
Foreign currency related transactions	—	(207)	—
Futures	—	54,848	—
Net change in unrealized appreciation (depreciation)	(36,519)	(11,819,562)	(10,053)
Net realized and unrealized gain (loss)	(15,182)	(2,756,696)	2,176
Increase (decrease) in net assets resulting from operations	$(4,530)	$(1,700,469)	$6,931

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Commencement of operations.

See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$37,990	$25,345	$574,191	$624,261
Net realized gain	194,126	242,971	3,361,626	4,803,411
Net change in unrealized appreciation (depreciation)	(363,437)	(121,360)	(4,226,720)	(2,271,831)
Increase (decrease) in net assets resulting from operations	(131,321)	146,956	(290,903)	3,155,841
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(47,203)	(7,127)	(724,136)	(492,698)
Class I	(2,457)	(8)	(1,464)	(26)
Class S	(44,857)	(6,284)	(676,369)	(459,274)
Class S2	(2,927)	(167)	(16,597)	(11,001)
Net realized gains:
Class ADV	(96,240)	(8,033)	(2,180,551)	(1,838,481)
Class I	(4,428)	(19)	(3,705)	(75)
Class S	(85,945)	(6,844)	(1,860,233)	(1,500,747)
Class S2	(5,577)	(213)	(49,700)	(44,553)
Total distributions	(289,634)	(28,695)	(5,512,755)	(4,346,855)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,899,642	2,928,113	5,899,791	6,599,193
Reinvestment of distributions	289,634	28,695	5,512,755	4,346,855
	4,189,276	2,956,808	11,412,546	10,946,048
Cost of shares redeemed	(2,325,550)	(538,538)	(9,400,747)	(9,181,670)
Net increase in net assets resulting from capital share transactions	1,863,726	2,418,270	2,011,799	1,764,378
Net increase (decrease) in net assets	1,442,771	2,536,531	(3,791,859)	573,364
NET ASSETS:
Beginning of year or period	3,664,509	1,127,978	52,058,947	51,485,583
End of year or period	$5,107,280	$3,664,509	$48,267,088	$52,058,947
Undistributed net investment income at end of year or period	$79,719	$97,431	$969,949	$1,408,693

See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$240,782	$296,721	$4,565,044	$2,650,486
Net realized gain	306,825	647,752	4,801,141	9,170,858
Net change in unrealized appreciation (depreciation)	(642,838)	(221,695)	(14,960,555)	(1,965,788)
Increase (decrease) in net assets resulting from operations	(95,231)	722,778	(5,594,370)	9,855,556
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(263,669)	(258,110)	(1,908,525)	(2,029,424)
Class I	(369)	(98)	(694,006)	(696,238)
Class S	(164,946)	(148,024)	(1,447,689)	(1,510,514)
Class S2	(10,087)	(7,699)	(107,320)	(99,007)
Class T	—	—	(1,719)	(2,437)
Net realized gains:
Class ADV	(339,072)	(454,228)	(2,774,895)	—
Class I	(391)	(143)	(816,284)	—
Class S	(190,593)	(238,082)	(1,876,766)	—
Class S2	(12,061)	(13,060)	(146,501)	—
Class T	—	—	(3,225)	—
Total distributions	(981,188)	(1,119,444)	(9,776,930)	(4,337,620)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,704,514	2,917,160	24,468,475	22,799,864
Proceeds from shares issued in merger (Note 12)	—	—	502,116,080	—
Reinvestment of distributions	980,967	1,119,445	9,776,930	4,337,620
	3,685,481	4,036,605	536,361,485	27,137,484
Cost of shares redeemed	(5,820,892)	(3,264,309)	(100,672,020)	(51,121,212)
Net increase (decrease) in net assets resulting from capital share transactions	(2,135,411)	772,296	435,689,465	(23,983,728)
Net increase (decrease) in net assets	(3,211,830)	375,630	420,318,165	(18,465,792)
NET ASSETS:
Beginning of year or period	17,715,452	17,339,822	168,437,350	186,903,142
End of year or period	$14,503,622	$17,715,452	$588,755,515	$168,437,350
Undistributed net investment income at end of year or period	$304,540	$431,248	$5,704,462	$4,118,565

See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$5,540,845	$302,350	$533,264	$648,845
Net realized gain	10,904,776	3,774,720	2,219,539	2,924,891
Net change in unrealized appreciation (depreciation)	(47,890,854)	(2,144,827)	(2,910,960)	(1,195,117)
Increase (decrease) in net assets resulting from operations	(31,445,233)	1,932,243	(158,157)	2,378,619
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(571,200)	(281,227)	(574,383)	(448,243)
Class I	(2,819)	(78)	(1,147)	(29)
Class S	(316,380)	(199,025)	(563,437)	(528,003)
Class S2	(28,735)	(13,714)	(25,478)	(15,919)
Net realized gains:
Class ADV	(2,042,964)	(1,312,300)	(1,294,485)	(1,274,824)
Class I	(8,662)	(282)	(2,177)	(66)
Class S	(1,067,852)	(818,999)	(1,180,760)	(1,329,118)
Class S2	(96,371)	(51,669)	(53,881)	(42,168)
Total distributions	(4,134,983)	(2,677,294)	(3,695,748)	(3,638,370)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,915,955	7,817,156	8,095,674	8,005,489
Proceeds from shares issued in merger (Note 12)	812,445,061	—	—	—
Reinvestment of distributions	4,134,983	2,677,295	3,695,748	3,638,370
	825,495,999	10,494,451	11,791,422	11,643,859
Cost of shares redeemed	(66,302,153)	(6,656,733)	(9,954,124)	(12,099,886)
Net increase (decrease) in net assets resulting from capital share transactions	759,193,846	3,837,718	1,837,298	(456,027)
Net increase (decrease) in net assets	723,613,630	3,092,667	(2,016,607)	(1,715,778)
NET ASSETS:
Beginning of year or period	32,196,501	29,103,834	44,888,921	46,604,699
End of year or period	$755,810,131	$32,196,501	$42,872,314	$44,888,921
Undistributed net investment income at end of year or period	$8,487,428	$916,562	$806,668	$1,155,062

See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2020 Portfolio		Voya Solution 2025 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$57,081	$5,818	$12,142,052	$14,147,140
Net realized gain	62,041	28,077	79,656,406	133,853,533
Net change in unrealized appreciation (depreciation)	(114,868)	(13,548)	(91,093,462)	(82,456,837)
Increase in net assets resulting from operations	4,254	20,347	704,996	65,543,836
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(13,688)	(390)	(10,970,091)	(7,770,543)
Class I	(195)	—	(7,433,439)	(5,167,433)
Class S	(183)	—	(14,388,544)	(9,839,537)
Class S2	(176)	—	(911,625)	(626,978)
Class T	(169)	—	(10,324)	(51,109)
Net realized gains:
Class ADV	(18,880)	(1,614)	(38,955,867)	(22,007,158)
Class I	(238)	(11)	(21,794,551)	(11,058,574)
Class S	(238)	(12)	(45,794,442)	(23,887,292)
Class S2	(238)	(11)	(3,108,350)	(1,695,494)
Class T	(238)	(11)	(87,705)	(153,305)
Total distributions	(34,243)	(2,049)	(143,454,938)	(82,257,423)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,083,488	612,209	118,002,074	137,902,204
Reinvestment of distributions	32,574	2,049	143,454,938	82,257,423
	10,116,062	614,258	261,457,012	220,159,627
Cost of shares redeemed	(1,291,607)	(3,935)	(264,465,132)	(348,688,179)
Net increase (decrease) in net assets resulting from capital share transactions	8,824,455	610,323	(3,008,120)	(128,528,552)
Net increase (decrease) in net assets	8,794,466	628,621	(145,758,062)	(145,242,139)
NET ASSETS:
Beginning of year or period	647,058	18,437	1,154,958,174	1,300,200,313
End of year or period	$9,441,524	$647,058	$1,009,200,112	$1,154,958,174
Undistributed net investment income at end of year or period	$71,599	$14,270	$19,413,501	$33,444,752

See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2030 Portfolio		Voya Solution 2035 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$27,284	$1,771	$10,849,741	$11,799,947
Net realized gain	32,015	18,000	82,911,381	139,950,207
Net change in unrealized appreciation (depreciation)	(68,356)	(5,697)	(97,689,028)	(92,469,894)
Increase (decrease) in net assets resulting from operations	(9,057)	14,074	(3,927,906)	59,280,260
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,964)	(374)	(9,275,972)	(6,802,252)
Class I	(1,232)	—	(8,012,932)	(5,095,144)
Class S	(51)	—	(13,253,942)	(8,668,342)
Class S2	(48)	—	(727,376)	(579,632)
Class T	(39)	—	(15,578)	(35,193)
Net realized gains:
Class ADV	(11,578)	(1,930)	(38,056,781)	(32,474,750)
Class I	(2,860)	(30)	(27,087,345)	(18,565,782)
Class S	(169)	(31)	(48,462,268)	(35,967,415)
Class S2	(169)	(31)	(2,896,790)	(2,623,213)
Class T	(169)	(31)	(100,161)	(193,251)
Total distributions	(20,279)	(2,427)	(147,889,145)	(111,004,974)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,050,320	267,213	132,031,334	133,124,882
Reinvestment of distributions	19,396	2,425	147,889,145	111,004,974
	4,069,716	269,638	279,920,479	244,129,856
Cost of shares redeemed	(284,913)	(127,607)	(241,552,464)	(306,797,936)
Net increase (decrease) in net assets resulting from capital share transactions	3,784,803	142,031	38,368,015	(62,668,080)
Net increase (decrease) in net assets	3,755,467	153,678	(113,449,036)	(114,392,794)
NET ASSETS:
Beginning of year or period	173,658	19,980	1,041,126,403	1,155,519,197
End of year or period	$3,929,125	$173,658	$927,677,367	$1,041,126,403
Undistributed net investment income at end of year or period	$34,930	$5,333	$18,484,561	$31,270,051

See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2040 Portfolio		Voya Solution 2045 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$24,315	$5,456	$5,873,825	$5,939,457
Net realized gain	27,859	49,057	59,565,361	120,946,019
Net change in unrealized appreciation (depreciation)	(57,581)	(22,406)	(70,781,842)	(82,592,079)
Increase (decrease) in net assets resulting from operations	(5,407)	32,107	(5,342,656)	44,293,397
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(19,082)	(346)	(5,806,658)	(3,656,571)
Class I	(119)	—	(5,832,169)	(3,392,204)
Class S	(104)	—	(8,956,275)	(5,059,363)
Class S2	(100)	—	(423,849)	(283,975)
Class T	(88)	—	(5,671)	(15,222)
Net realized gains:
Class ADV	(37,793)	(2,368)	(31,366,475)	(25,471,735)
Class I	(209)	(16)	(25,860,796)	(17,512,336)
Class S	(209)	(16)	(43,087,460)	(30,526,941)
Class S2	(209)	(16)	(2,223,782)	(1,899,842)
Class T	(209)	(17)	(56,087)	(117,244)
Total distributions	(58,122)	(2,779)	(123,619,222)	(87,935,433)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,416,687	802,761	104,390,931	114,754,136
Reinvestment of distributions	56,880	2,779	123,619,222	87,935,433
	3,473,567	805,540	228,010,153	202,689,569
Cost of shares redeemed	(788,865)	(136,869)	(168,987,078)	(234,645,609)
Net increase (decrease) in net assets resulting from capital share transactions	2,684,702	668,671	59,023,075	(31,956,040)
Net increase (decrease) in net assets	2,621,173	697,999	(69,938,803)	(75,598,076)
NET ASSETS:
Beginning of year or period	719,196	21,197	720,641,339	796,239,415
End of year or period	$3,340,369	$719,196	$650,702,536	$720,641,339
Undistributed net investment income at end of year or period	$35,885	$19,490	$10,360,171	$21,014,258

See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2050 Portfolio		Voya Solution 2055 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$10,652	$2,536	$1,056,227	$869,325
Net realized gain	21,337	26,439	9,062,866	13,537,927
Net change in unrealized appreciation (depreciation)	(36,519)	(12,063)	(11,819,562)	(8,152,837)
Increase (decrease) in net assets resulting from operations	(4,530)	16,912	(1,700,469)	6,254,415
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9,415)	(322)	(927,010)	(443,228)
Class I	(118)	—	(877,070)	(327,350)
Class S	(104)	—	(1,196,206)	(517,436)
Class S2	(99)	—	(68,106)	(32,356)
Class T	(89)	—	—	(569)
Net realized gains:
Class ADV	(19,432)	(2,393)	(3,822,880)	(2,181,949)
Class I	(221)	(33)	(3,009,474)	(1,227,740)
Class S	(221)	(34)	(4,426,890)	(2,218,869)
Class S2	(221)	(33)	(268,925)	(147,095)
Class T	(221)	(33)	(628)	(2,909)
Total distributions	(30,141)	(2,848)	(14,597,189)	(7,099,501)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,558,673	343,577	49,522,854	45,678,343
Reinvestment of distributions	28,852	2,848	14,597,187	7,099,501
	1,587,525	346,425	64,120,041	52,777,844
Cost of shares redeemed	(247,971)	(8,517)	(29,052,084)	(33,424,354)
Net increase in net assets resulting from capital share transactions	1,339,554	337,908	35,067,957	19,353,490
Net increase in net assets	1,304,883	351,972	18,770,299	18,508,404
NET ASSETS:
Beginning of year or period	373,350	21,378	109,627,373	91,118,969
End of year or period	$1,678,233	$373,350	$128,397,672	$109,627,373
Undistributed net investment income at end of year or period	$15,896	$9,823	$1,887,097	$3,067,766

See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

Voya Solution 2060 Portfolio
February 9, 2015(1) to December 31, 2015
FROM OPERATIONS:
Net investment income	$4,755
Net realized gain	12,229
Net change in unrealized appreciation (depreciation)	(10,053)
Increase in net assets resulting from operations	6,931
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	749,836
749,836
Cost of shares redeemed	(80,599)
Net increase in net assets resulting from capital share transactions	669,237
Net increase in net assets	676,168
NET ASSETS:
Beginning of year or period	—
End of year or period	$676,168
Undistributed net investment income at end of year or period	$6,453

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-15	12.13	0.06•	(0.19)	(0.13)	0.21	0.44	—	0.65	—	11.35	(1.32)	0.94	0.68	0.68	0.53	2,383	78
12-31-14	11.55	0.13•	0.57	0.70	0.06	0.06	—	0.12	—	12.13	6.10	1.26	0.65	0.65	1.12	2,180	70
05-01-13(5) - 12-31-13	10.00	0.19•	1.36	1.55	—	—	—	—	—	11.55	15.50	12.00	0.56	0.56	2.55	496	35
Class I
12-31-15	12.32	0.19•	(0.26)	(0.07)	0.24	0.44	—	0.68	—	11.57	(0.83)	0.44	0.18	0.18	1.56	138	78
12-31-14	11.65	0.24•	0.52	0.76	0.03	0.06	—	0.09	—	12.32	6.56	0.76	0.15	0.15	2.01	12	70
05-01-13(5) - 12-31-13	10.00	0.29•	1.36	1.65	—	—	—	—	—	11.65	16.50	11.50	0.06	0.06	3.99	4	35
Class S
12-31-15	12.23	0.13•	(0.23)	(0.10)	0.23	0.44	—	0.67	—	11.46	(1.12)	0.69	0.43	0.43	1.04	2,417	78
12-31-14	11.63	0.11•	0.61	0.72	0.06	0.06	—	0.12	—	12.23	6.25	1.01	0.40	0.40	0.92	1,395	70
05-01-13(5) - 12-31-13	10.00	0.28•	1.35	1.63	—	—	—	—	—	11.63	16.30	11.75	0.31	0.31	3.73	591	35
Class S2
12-31-15	12.14	0.11•	(0.22)	(0.11)	0.23	0.44	—	0.67	—	11.36	(1.20)	0.94	0.58	0.58	0.93	169	78
12-31-14	11.56	0.18•	0.51	0.69	0.05	0.06	—	0.11	—	12.14	6.04	1.26	0.55	0.55	1.54	78	70
05-01-13(5) - 12-31-13	10.00	0.23•	1.33	1.56	—	—	—	—	—	11.56	15.60	12.00	0.46	0.46	3.12	38	35
Voya Solution Balanced Portfolio
Class ADV
12-31-15	10.57	0.10•	(0.14)	(0.04)	0.28	0.86	—	1.14	—	9.39	(0.72)	0.78	0.65	0.65	0.97	25,079	49
12-31-14	10.88	0.12	0.52	0.64	0.20	0.75	—	0.95	—	10.57	6.14	0.78	0.64	0.64	1.09	28,237	61
12-31-13	9.84	0.10•	1.38	1.48	0.20	0.24	—	0.44	—	10.88	15.39	0.78	0.63	0.63	0.97	27,369	78
12-31-12	8.84	0.14•	1.03	1.17	0.14	0.03	—	0.17	—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
12-31-11	9.16	0.24•	(0.49)	(0.25)	0.03	0.04	—	0.07	—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
Class I
12-31-15	10.90	0.18•	(0.16)	0.02	0.34	0.86	—	1.20	—	9.72	(0.19)	0.28	0.15	0.15	1.72	59	49
12-31-14	11.19	0.27•	0.45	0.72	0.26	0.75	—	1.01	—	10.90	6.66	0.28	0.14	0.14	2.53	23	61
12-31-13	10.10	0.16	1.42	1.58	0.25	0.24	—	0.49	—	11.19	15.93	0.28	0.13	0.13	1.49	1	78
12-31-12	9.05	0.18	1.06	1.24	0.16	0.03	—	0.19	—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
12-31-11	9.33	0.26	(0.47)	(0.21)	0.03	0.04	—	0.07	—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio (continued)
Class S
12-31-15	10.70	0.13	(0.14)	(0.01)	0.31	0.86	—	1.17	—	9.52	(0.46)	0.53	0.40	0.40	1.28	22,552	49
12-31-14	11.01	0.16	0.51	0.67	0.23	0.75	—	0.98	—	10.70	6.34	0.53	0.39	0.39	1.35	23,128	61
12-31-13	9.95	0.13•	1.39	1.52	0.22	0.24	—	0.46	—	11.01	15.65	0.53	0.38	0.38	1.24	23,012	78
12-31-12	8.92	0.16•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
12-31-11	9.22	0.24•	(0.47)	(0.23)	0.03	0.04	—	0.07	—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
Class S2
12-31-15	10.67	0.11•	(0.13)	(0.02)	0.29	0.86	—	1.15	—	9.50	(0.60)	0.78	0.55	0.55	1.06	578	49
12-31-14	10.95	0.12•	0.54	0.66	0.19	0.75	—	0.94	—	10.67	6.22	0.78	0.54	0.54	1.06	671	61
12-31-13	9.90	0.11•	1.39	1.50	0.21	0.24	—	0.45	—	10.95	15.51	0.78	0.53	0.53	1.06	1,103	78
12-31-12	8.88	0.17•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
12-31-11	9.20	0.19•	(0.44)	(0.25)	0.03	0.04	—	0.07	—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
Voya Solution Conservative Portfolio
Class ADV
12-31-15	11.15	0.14•	(0.22)	(0.08)	0.27	0.35	—	0.62	—	10.45	(0.76)	0.83	0.61	0.61	1.29	8,595	51
12-31-14	11.42	0.17	0.30	0.47	0.27	0.47	—	0.74	—	11.15	4.20	0.81	0.58	0.58	1.62	11,527	54
12-31-13	11.22	0.17•	0.43	0.60	0.29	0.11	—	0.40	—	11.42	5.40	0.85	0.60	0.60	1.50	10,870	72
12-31-12	10.44	0.24•	0.82	1.06	0.28	—	—	0.28	—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
12-31-11	10.50	0.39•	(0.38)	0.01	0.04	0.03	—	0.07	—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
Class I
12-31-15	11.30	0.21•	(0.23)	(0.02)	0.33	0.35	—	0.68	—	10.60	(0.23)	0.33	0.11	0.11	1.86	13	51
12-31-14	11.57	0.25•	0.27	0.52	0.32	0.47	—	0.79	—	11.30	4.63	0.31	0.08	0.08	2.19	10	54
12-31-13	11.34	0.23	0.44	0.67	0.33	0.11	—	0.44	—	11.57	6.02	0.35	0.10	0.10	1.99	3	72
12-31-12	10.54	0.29•	0.82	1.11	0.31	—	—	0.31	—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
12-31-11	10.54	0.40	(0.33)	0.07	0.04	0.03	—	0.07	—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
Class S
12-31-15	11.22	0.17	(0.21)	(0.04)	0.31	0.35	—	0.66	—	10.52	(0.48)	0.58	0.36	0.36	1.61	5,539	51
12-31-14	11.49	0.21•	0.29	0.50	0.30	0.47	—	0.77	—	11.22	4.40	0.56	0.33	0.33	1.86	5,867	54
12-31-13	11.27	0.20•	0.44	0.64	0.31	0.11	—	0.42	—	11.49	5.77	0.60	0.35	0.35	1.74	6,168	72
12-31-12	10.49	0.28•	0.80	1.08	0.30	—	—	0.30	—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
12-31-11	10.53	0.40•	(0.37)	0.03	0.04	0.03	—	0.07	—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
Class S2
12-31-15	11.17	0.16•	(0.22)	(0.06)	0.30	0.35	—	0.65	—	10.46	(0.67)	0.83	0.51	0.51	1.43	357	51
12-31-14	11.44	0.18	0.30	0.48	0.28	0.47	—	0.75	—	11.17	4.28	0.81	0.48	0.48	1.70	312	54
12-31-13	11.23	0.18•	0.44	0.62	0.30	0.11	—	0.41	—	11.44	5.59	0.85	0.50	0.50	1.60	298	72
12-31-12	10.46	0.29•	0.77	1.06	0.29	—	—	0.29	—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
12-31-11	10.51	0.46•	(0.44)	0.02	0.04	0.03	—	0.07	—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio
Class ADV
12-31-15	11.61	0.13•	(0.15)	(0.02)	0.29	0.42	—	0.71	—	10.88	(0.30)	0.73	0.63	0.63	1.16	248,968	31
12-31-14	11.26	0.15•	0.47	0.62	0.27	—	—	0.27	—	11.61	5.53	0.75	0.62	0.62	1.33	84,286	47
12-31-13	10.89	0.13•	0.59	0.72	0.35	—	—	0.35	—	11.26	6.68	0.74	0.63	0.63	1.19	94,068	70
12-31-12	10.40	0.20•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
12-31-11	10.83	0.34•	(0.34)	0.00*	0.43	—	—	0.43	—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
Class I
12-31-15	11.86	0.19•	(0.15)	0.04	0.36	0.42	—	0.78	—	11.12	0.20	0.23	0.13	0.13	1.72	98,321	31
12-31-14	11.51	0.22•	0.47	0.69	0.34	—	—	0.34	—	11.86	6.02	0.25	0.12	0.12	1.85	23,178	47
12-31-13	11.12	0.19•	0.61	0.80	0.41	—	—	0.41	—	11.51	7.30	0.24	0.13	0.13	1.70	24,937	70
12-31-12	10.61	0.24	0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
12-31-11	11.05	0.40•	(0.35)	0.05	0.49	—	—	0.49	—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
Class S
12-31-15	11.76	0.16•	(0.14)	0.02	0.32	0.42	—	0.74	—	11.04	0.10	0.48	0.38	0.38	1.43	225,274	31
12-31-14	11.41	0.19•	0.46	0.65	0.30	—	—	0.30	—	11.76	5.76	0.50	0.37	0.37	1.59	56,602	47
12-31-13	11.03	0.16•	0.60	0.76	0.38	—	—	0.38	—	11.41	6.97	0.49	0.38	0.38	1.46	62,431	70
12-31-12	10.53	0.22•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
12-31-11	10.96	0.37•	(0.34)	0.03	0.46	—	—	0.46	—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
Class S2
12-31-15	11.50	0.14•	(0.14)	0.00*	0.31	0.42	—	0.73	—	10.77	(0.13)	0.73	0.53	0.53	1.27	15,377	31
12-31-14	11.15	0.16•	0.46	0.62	0.27	—	—	0.27	—	11.50	5.61	0.75	0.52	0.52	1.42	4,281	47
12-31-13	10.79	0.14•	0.59	0.73	0.37	—	—	0.37	—	11.15	6.85	0.74	0.53	0.53	1.28	5,274	70
12-31-12	10.32	0.21•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
12-31-11	10.75	0.33•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
Class T
12-31-15	12.07	0.13•	(0.17)	(0.04)	0.22	0.42	—	0.64	—	11.39	(0.40)	0.98	0.83	0.83	1.09	815	31
12-31-14	11.67	0.13•	0.48	0.61	0.21	—	—	0.21	—	12.07	5.22	1.00	0.82	0.82	1.05	91	47
12-31-13	11.29	0.12•	0.61	0.73	0.35	—	—	0.35	—	11.67	6.55	0.99	0.83	0.83	1.00	193	70
12-31-12	10.70	0.19•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
12-31-11	11.03	0.33•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-15	13.03	0.11•	(0.22)	(0.11)	0.37	1.32	—	1.69	—	11.23	(1.42)	0.74	0.69	0.69	0.94	31,416	26
12-31-14	13.38	0.12•	0.67	0.79	0.20	0.94	—	1.14	—	13.03	6.09	0.78	0.67	0.67	0.89	20,020	71
12-31-13	11.61	0.10•	2.23	2.33	0.21	0.35	—	0.56	—	13.38	20.42	0.80	0.63	0.63	0.78	16,945	79
12-31-12	10.25	0.11•	1.42	1.53	0.12	0.05	—	0.17	—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
12-31-11	10.89	0.21•	(0.79)	(0.58)	0.02	0.04	—	0.06	—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio (continued)
Class I
12-31-15	13.23	0.23•	(0.27)	(0.04)	0.43	1.32	—	1.75	—	11.44	(0.85)	0.24	0.19	0.19	2.00	4,035	26
12-31-14	13.56	0.31•	0.56	0.87	0.26	0.94	—	1.20	—	13.23	6.60	0.28	0.17	0.17	2.39	56	71
12-31-13	11.74	0.15	2.28	2.43	0.26	0.35	—	0.61	—	13.56	21.10	0.30	0.13	0.13	1.19	4	79
12-31-12	10.34	0.16	1.44	1.60	0.15	0.05	—	0.20	—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
12-31-11	10.94	0.23	(0.77)	(0.54)	0.02	0.04	—	0.06	—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
Class S
12-31-15	13.13	0.21•	(0.29)	(0.08)	0.39	1.32	—	1.71	—	11.34	(1.15)	0.49	0.44	0.44	1.81	719,319	26
12-31-14	13.47	0.15	0.68	0.83	0.23	0.94	—	1.17	—	13.13	6.33	0.53	0.42	0.42	1.04	11,315	71
12-31-13	11.67	0.12•	2.27	2.39	0.24	0.35	—	0.59	—	13.47	20.84	0.55	0.38	0.38	0.96	11,871	79
12-31-12	10.30	0.14•	1.42	1.56	0.14	0.05	—	0.19	—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
12-31-11	10.92	0.23•	(0.79)	(0.56)	0.02	0.04	—	0.06	—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
Class S2
12-31-15	13.12	0.12•	(0.21)	(0.09)	0.39	1.32	—	1.71	—	11.32	(1.21)	0.74	0.59	0.59	0.98	1,040	26
12-31-14	13.50	0.14•	0.67	0.81	0.25	0.94	—	1.19	—	13.12	6.17	0.78	0.57	0.57	1.08	806	71
12-31-13	11.72	0.17•	2.19	2.36	0.23	0.35	—	0.58	—	13.50	20.56	0.80	0.53	0.53	1.34	284	79
12-31-12	10.30	0.14•	1.41	1.55	0.08	0.05	—	0.13	—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
12-31-11	10.91	0.08•	(0.65)	(0.57)	—	0.04	—	0.04	—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-15	10.45	0.10	(0.14)	(0.04)	0.28	0.62	—	0.90	—	9.51	(0.60)	0.78	0.66	0.66	1.09	22,005	58
12-31-14	10.80	0.15	0.39	0.54	0.23	0.66	—	0.89	—	10.45	5.20	0.78	0.65	0.65	1.30	21,659	66
12-31-13	10.42	0.13•	0.81	0.94	0.27	0.29	—	0.56	—	10.80	9.27	0.79	0.62	0.62	1.23	21,918	85
12-31-12	9.55	0.18•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
12-31-11	9.79	0.34•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
Class I
12-31-15	10.87	0.16	(0.15)	0.01	0.33	0.62	—	0.95	—	9.93	(0.09)	0.28	0.16	0.16	1.58	36	58
12-31-14	11.20	0.23•	0.39	0.62	0.29	0.66	—	0.95	—	10.87	5.74	0.28	0.15	0.15	2.19	37	66
12-31-13	10.79	0.18	0.84	1.02	0.32	0.29	—	0.61	—	11.20	9.70	0.29	0.12	0.12	1.66	1	85
12-31-12	9.86	0.23	0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
12-31-11	10.04	0.34	(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
Class S
12-31-15	10.67	0.14•	(0.16)	(0.02)	0.30	0.62	—	0.92	—	9.73	(0.38)	0.53	0.41	0.41	1.33	20,081	58
12-31-14	11.00	0.17•	0.42	0.59	0.26	0.66	—	0.92	—	10.67	5.58	0.53	0.40	0.40	1.53	22,346	66
12-31-13	10.60	0.16	0.82	0.98	0.29	0.29	—	0.58	—	11.00	9.54	0.54	0.37	0.37	1.43	24,016	85
12-31-12	9.70	0.21•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
12-31-11	9.91	0.32•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio (continued)
Class S2
12-31-15	10.59	0.10	(0.13)	(0.03)	0.30	0.62	—	0.92	—	9.64	(0.50)	0.78	0.56	0.56	1.14	751	58
12-31-14	10.93	0.16•	0.41	0.57	0.25	0.66	—	0.91	—	10.59	5.40	0.78	0.55	0.55	1.43	848	66
12-31-13	10.55	0.14•	0.82	0.96	0.29	0.29	—	0.58	—	10.93	9.36	0.79	0.52	0.52	1.26	669	85
12-31-12	9.67	0.23•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
12-31-11	9.90	0.32•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
Voya Solution 2020 Portfolio
Class ADV
12-31-15	12.87	0.19•	(0.05)	0.14	0.57	0.79	—	1.36	—	11.65	0.88	1.49	0.63	0.63	1.60	2,853	86
12-31-14	12.19	0.20•	0.53	0.73	0.01	0.04	—	0.05	—	12.87	5.97	4.32	0.63	0.63	1.55	631	32
12-31-13	11.80	0.11•	1.36	1.47	0.29	0.80	—	1.09	0.01	12.19	13.01(a)	89.79	0.63	0.63	0.87	4	68
12-31-12	10.85	0.15	1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76	45.86	0.62	0.62	1.28	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.62	0.62	3.31	3	15
Class I
12-31-15	13.04	0.32•	(0.11)	0.21	0.65	0.79	—	1.44	—	11.81	1.38	0.99	0.13	0.13	2.76	2,157	86
12-31-14	12.29	0.19	0.60	0.79	—	0.04	—	0.04	—	13.04	6.41	3.82	0.13	0.13	1.52	4	32
12-31-13	11.85	0.17	1.40	1.57	0.34	0.80	—	1.14	0.01	12.29	13.85(a)	89.29	0.13	0.13	1.38	4	68
12-31-12	10.86	0.21	1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22	45.36	0.12	0.12	1.81	4	72
10-03-11(5) - 12-31-11	10.00	0.09	0.77	0.86	—	—	—	—	—	10.86	8.60	0.12	0.12	0.12	3.81	3	15
Class S
12-31-15	13.01	0.53•	(0.34)	0.19	0.61	0.79	—	1.40	—	11.80	1.23	1.24	0.38	0.38	4.58	4,145	86
12-31-14	12.30	0.16	0.59	0.75	—	0.04	—	0.04	—	13.01	6.08	4.07	0.38	0.38	1.27	4	32
12-31-13	11.81	0.14	1.39	1.53	0.25	0.80	—	1.05	0.01	12.30	13.47(a)	89.54	0.38	0.38	1.14	4	68
12-31-12	10.85	0.18	1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90	45.61	0.37	0.37	1.56	4	72
10-03-11(5) - 12-31-11	10.00	0.09	0.76	0.85	—	—	—	—	—	10.85	8.50	0.37	0.37	0.37	3.55	3	15
Class S2
12-31-15	12.91	0.36•	(0.20)	0.16	0.58	0.79	—	1.37	—	11.70	1.08	1.49	0.53	0.53	3.08	283	86
12-31-14	12.23	0.14	0.58	0.72	—	0.04	—	0.04	—	12.91	5.87	4.32	0.53	0.53	1.12	4	32
12-31-13	11.81	0.12	1.40	1.52	0.31	0.80	—	1.11	0.01	12.23	13.39(a)	89.79	0.53	0.53	0.97	4	68
12-31-12	10.85	0.16	1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88	45.86	0.52	0.52	1.39	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.52	0.52	3.42	3	15
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2020 Portfolio (continued)
Class T
12-31-15	12.87	0.11•	0.01	0.12	0.56	0.79	—	1.35	—	11.64	0.72	1.74	0.83	0.83	0.91	4	86
12-31-14	12.21	0.10	0.60	0.70	—	0.04	—	0.04	—	12.87	5.72	4.57	0.83	0.83	0.81	4	32
12-31-13	11.77	0.08	1.42	1.50	0.27	0.80	—	1.07	0.01	12.21	13.28(a)	90.04	0.83	0.83	0.67	4	68
12-31-12	10.84	0.13	1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53	46.11	0.82	0.82	1.11	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.76	0.84	—	—	—	—	—	10.84	8.40	0.87	0.82	0.82	3.11	3	15
Voya Solution 2025 Portfolio
Class ADV
12-31-15	12.83	0.11•	(0.09)	0.02	0.37	1.31	—	1.68	—	11.17	(0.26)	0.74	0.65	0.65	0.89	357,443	42
12-31-14	13.06	0.12•	0.54	0.66	0.23	0.66	—	0.89	—	12.83	5.26	0.74	0.63	0.63	0.94	435,280	46
12-31-13	11.48	0.10•	1.73	1.83	0.25	—	—	0.25	—	13.06	16.05	0.74	0.62	0.62	0.85	500,390	72
12-31-12	10.39	0.14•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24	0.70	0.62	0.62	1.22	494,888	65
12-31-11	10.98	0.22	(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)	0.62	0.62	0.62	2.01	494,505	71
Class I
12-31-15	13.12	0.18•	(0.10)	0.08	0.45	1.31	—	1.76	—	11.44	0.19	0.24	0.15	0.15	1.44	204,693	42
12-31-14	13.34	0.20•	0.55	0.75	0.31	0.66	—	0.97	—	13.12	5.82	0.24	0.13	0.13	1.47	197,457	46
12-31-13	11.73	0.17•	1.75	1.92	0.31	—	—	0.31	—	13.34	16.54	0.24	0.12	0.12	1.39	225,551	72
12-31-12	10.61	0.20•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83	0.20	0.12	0.12	1.75	191,144	65
12-31-11	11.21	0.28•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)	0.12	0.12	0.12	2.55	152,184	71
Class S
12-31-15	13.00	0.14•	(0.10)	0.04	0.41	1.31	—	1.72	—	11.32	(0.09)	0.49	0.40	0.40	1.14	418,555	42
12-31-14	13.22	0.16•	0.55	0.71	0.27	0.66	—	0.93	—	13.00	5.58	0.49	0.38	0.38	1.21	486,302	46
12-31-13	11.62	0.14•	1.74	1.88	0.28	—	—	0.28	—	13.22	16.33	0.49	0.37	0.37	1.11	530,013	72
12-31-12	10.52	0.17•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44	0.45	0.37	0.37	1.48	512,357	65
12-31-11	11.11	0.25•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)	0.37	0.37	0.37	2.24	503,345	71
Class S2
12-31-15	12.70	0.12•	(0.10)	0.02	0.38	1.31	—	1.69	—	11.03	(0.23)	0.74	0.55	0.55	0.98	27,673	42
12-31-14	12.93	0.13•	0.55	0.68	0.25	0.66	—	0.91	—	12.70	5.40	0.74	0.53	0.53	1.03	35,050	46
12-31-13	11.38	0.11•	1.70	1.81	0.26	—	—	0.26	—	12.93	16.08	0.74	0.52	0.52	0.93	41,255	72
12-31-12	10.32	0.15•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33	0.70	0.52	0.52	1.40	43,134	65
12-31-11	10.92	0.24•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)	0.62	0.52	0.52	2.25	32,053	71
Class T
12-31-15	13.07	0.09•	(0.12)	(0.03)	0.15	1.31	—	1.46	—	11.58	(0.56)	0.99	0.85	0.85	0.70	837	42
12-31-14	13.29	0.06•	0.60	0.66	0.22	0.66	—	0.88	—	13.07	5.14	0.99	0.83	0.83	0.45	869	46
12-31-13	11.68	0.08•	1.75	1.83	0.22	—	—	0.22	—	13.29	15.75	0.99	0.82	0.82	0.66	2,992	72
12-31-12	10.49	0.11•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95	0.95	0.82	0.82	0.93	2,737	65
12-31-11	11.06	0.19•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)	0.87	0.82	0.82	1.71	3,256	71
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio
Class ADV
12-31-15	13.94	0.36•	(0.31)	0.05	0.19	0.56	—	0.75	—	13.24	0.18	2.57	0.66	0.66	2.65	1,569	69
12-31-14	13.23	0.14•	0.69	0.83	0.02	0.10	—	0.12	—	13.94	6.30	8.42	0.66	0.66	0.98	157	136
12-31-13	12.12	0.11	2.06	2.17	0.24	0.84	—	1.08	0.02	13.23	18.66(b)	85.63	0.64	0.64	0.86	4	73
12-31-12	11.06	0.11	1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48	42.34	0.62	0.62	0.96	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.62	0.62	2.82	3	11
Class I
12-31-15	14.14	0.39•	(0.27)	0.12	0.24	0.56	—	0.80	—	13.46	0.66	2.07	0.16	0.16	2.90	861	69
12-31-14	13.32	0.20	0.72	0.92	—	0.10	—	0.10	—	14.14	6.94	7.92	0.16	0.16	1.50	4	136
12-31-13	12.17	0.18	2.08	2.26	0.29	0.84	—	1.13	0.02	13.32	19.38(b)	85.13	0.14	0.14	1.36	4	73
12-31-12	11.07	0.18	1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94	41.84	0.12	0.12	1.48	4	76
10-03-11(5) - 12-31-11	10.00	0.08	0.99	1.07	—	—	—	—	—	11.07	10.70	0.12	0.12	0.12	3.32	3	11
Class S
12-31-15	14.07	0.49•	(0.39)	0.10	0.17	0.56	—	0.73	—	13.44	0.52	2.32	0.41	0.41	3.69	1,454	69
12-31-14	13.32	0.17	0.68	0.85	—	0.10	—	0.10	—	14.07	6.41	8.17	0.41	0.41	1.25	4	136
12-31-13	12.13	0.14	2.06	2.20	0.19	0.84	—	1.03	0.02	13.32	18.92(b)	85.38	0.39	0.39	1.09	4	73
12-31-12	11.06	0.14	1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62	42.09	0.37	0.37	1.21	4	76
10-03-11(5) - 12-31-11	10.00	0.08	0.98	1.06	—	—	—	—	—	11.06	10.60	0.37	0.37	0.37	3.10	3	11
Class S2
12-31-15	13.96	0.28•	(0.22)	0.06	0.16	0.56	—	0.72	—	13.30	0.23	2.57	0.56	0.56	2.01	41	69
12-31-14	13.22	0.15	0.69	0.84	—	0.10	—	0.10	—	13.96	6.38	8.42	0.56	0.56	1.10	4	136
12-31-13	12.13	0.12	2.04	2.16	0.25	0.84	—	1.09	0.02	13.22	18.57(b)	85.63	0.54	0.54	0.96	4	73
12-31-12	11.06	0.13	1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60	42.34	0.52	0.52	1.06	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.52	0.52	2.93	3	11
Class T
12-31-15	13.97	0.13	(0.14)	(0.01)	0.13	0.56	—	0.69	—	13.27	(0.26)	2.82	0.86	0.86	0.92	4	69
12-31-14	13.25	0.11	0.71	0.82	—	0.10	—	0.10	—	13.97	6.22	8.67	0.86	0.86	0.80	4	136
12-31-13	12.09	0.08	2.11	2.19	0.21	0.84	—	1.05	0.02	13.25	18.89(b)	85.88	0.84	0.84	0.66	4	73
12-31-12	11.05	0.09	1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25	42.59	0.82	0.82	0.74	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.98	1.05	—	—	—	—	—	11.05	10.50	0.87	0.82	0.82	2.61	3	11
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio
Class ADV
12-31-15	13.22	0.11•	(0.13)	(0.02)	0.38	1.55	—	1.93	—	11.27	(0.77)	0.74	0.67	0.67	0.84	303,218	46
12-31-14	13.97	0.12•	0.61	0.73	0.26	1.22	—	1.48	—	13.22	5.38	0.75	0.66	0.66	0.84	361,683	59
12-31-13	11.82	0.11•	2.25	2.36	0.21	—	—	0.21	—	13.97	20.09	0.74	0.63	0.63	0.82	425,221	74
12-31-12	10.48	0.10•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89	0.70	0.62	0.62	0.86	411,758	58
12-31-11	11.19	0.17	(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)	0.62	0.62	0.62	1.54	418,753	71
Class I
12-31-15	13.51	0.18•	(0.14)	0.04	0.46	1.55	—	2.01	—	11.54	(0.30)	0.24	0.17	0.17	1.39	218,051	46
12-31-14	14.25	0.20	0.61	0.81	0.33	1.22	—	1.55	—	13.51	5.93	0.25	0.16	0.16	1.40	214,675	59
12-31-13	12.05	0.18•	2.30	2.48	0.28	—	—	0.28	—	14.25	20.72	0.24	0.13	0.13	1.39	208,709	74
12-31-12	10.69	0.16•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37	0.20	0.12	0.12	1.39	168,154	58
12-31-11	11.41	0.24•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)	0.12	0.12	0.12	2.10	140,503	71
Class S
12-31-15	13.39	0.14•	(0.13)	0.01	0.42	1.55	—	1.97	—	11.43	(0.48)	0.49	0.42	0.42	1.10	383,233	46
12-31-14	14.13	0.16•	0.61	0.77	0.29	1.22	—	1.51	—	13.39	5.68	0.50	0.41	0.41	1.14	432,573	59
12-31-13	11.96	0.14•	2.28	2.42	0.25	—	—	0.25	—	14.13	20.35	0.49	0.38	0.38	1.08	485,103	74
12-31-12	10.61	0.13•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09	0.45	0.37	0.37	1.15	456,581	58
12-31-11	11.32	0.21	(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)	0.37	0.37	0.37	1.77	416,250	71
Class S2
12-31-15	13.01	0.11•	(0.11)	0.00*	0.39	1.55	—	1.94	—	11.07	(0.62)	0.74	0.57	0.57	0.90	22,289	46
12-31-14	13.77	0.13•	0.60	0.73	0.27	1.22	—	1.49	—	13.01	5.50	0.75	0.56	0.56	0.95	31,331	59
12-31-13	11.66	0.11•	2.22	2.33	0.22	—	—	0.22	—	13.77	20.17	0.74	0.53	0.53	0.88	34,588	74
12-31-12	10.36	0.12•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97	0.70	0.52	0.52	1.07	36,830	58
12-31-11	11.08	0.19•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)	0.62	0.52	0.52	1.78	26,630	71
Class T
12-31-15	13.50	0.09•	(0.15)	(0.06)	0.24	1.55	—	1.79	—	11.65	(1.00)	0.99	0.87	0.87	0.69	887	46
12-31-14	14.22	0.05•	0.67	0.72	0.22	1.22	—	1.44	—	13.50	5.26	1.00	0.86	0.86	0.32	864	59
12-31-13	12.02	0.06•	2.31	2.37	0.17	—	—	0.17	—	14.22	19.85	0.99	0.83	0.83	0.48	1,898	74
12-31-12	10.63	0.07•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59	0.95	0.82	0.82	0.61	2,561	58
12-31-11	11.33	0.15•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)	0.87	0.82	0.82	1.30	2,927	71
Voya Solution 2040 Portfolio
Class ADV
12-31-15	14.89	0.25•	(0.26)	(0.01)	0.35	0.69	—	1.04	—	13.84	(0.33)	2.07	0.67	0.67	1.72	2,229	108
12-31-14	14.04	0.18•	0.73	0.91	0.01	0.05	—	0.06	—	14.89	6.51	3.66	0.67	0.67	1.23	701	80
12-31-13	12.45	0.08	2.58	2.66	0.21	0.89	—	1.10	0.03	14.04	22.31(c)	84.89	0.64	0.64	0.63	4	67
12-31-12	11.23	0.08	1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70	44.95	0.62	0.62	0.63	4	64
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.25	3	10
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio (continued)
Class I
12-31-15	15.08	0.43•	(0.36)	0.07	0.39	0.69	—	1.08	—	14.07	0.22	1.57	0.17	0.17	3.06	487	108
12-31-14	14.14	0.17	0.82	0.99	—	0.05	—	0.05	—	15.08	7.04	3.16	0.17	0.17	1.14	5	80
12-31-13	12.52	0.15	2.60	2.75	0.27	0.89	—	1.16	0.03	14.14	22.99(c)	84.39	0.14	0.14	1.11	4	67
12-31-12	11.24	0.14	1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34	44.45	0.12	0.12	1.16	4	64
10-03-11(5) - 12-31-11	10.00	0.07	1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.75	3	10
Class S
12-31-15	15.02	0.49•	(0.45)	0.04	0.34	0.69	—	1.03	—	14.03	0.03	1.82	0.42	0.42	3.50	610	108
12-31-14	14.15	0.13	0.79	0.92	—	0.05	—	0.05	—	15.02	6.54	3.41	0.42	0.42	0.90	5	80
12-31-13	12.48	0.11	2.59	2.70	0.17	0.89	—	1.06	0.03	14.15	22.57(c)	84.64	0.39	0.39	0.84	4	67
12-31-12	11.23	0.11	1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02	44.70	0.37	0.37	0.92	4	64
10-03-11(5) - 12-31-11	10.00	0.07	1.16	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.57	3	10
Class S2
12-31-15	14.93	0.22•	(0.23)	(0.01)	0.33	0.69	—	1.02	—	13.90	(0.33)	2.07	0.57	0.57	1.46	9	108
12-31-14	14.05	0.11	0.82	0.93	—	0.05	—	0.05	—	14.93	6.66	3.66	0.57	0.57	0.76	5	80
12-31-13	12.47	0.10	2.56	2.66	0.22	0.89	—	1.11	0.03	14.05	22.30(c)	84.89	0.54	0.54	0.71	4	67
12-31-12	11.23	0.09	1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91	44.95	0.52	0.52	0.73	4	64
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.36	3	10
Class T
12-31-15	14.85	0.10•	(0.16)	(0.06)	0.29	0.69	—	0.98	—	13.81	(0.66)	2.32	0.87	0.87	0.67	4	108
12-31-14	14.01	0.06	0.83	0.89	—	0.05	—	0.05	—	14.85	6.40	3.91	0.87	0.87	0.45	4	80
12-31-13	12.43	0.06	2.56	2.62	0.18	0.89	—	1.07	0.03	14.01	22.06(c)	85.14	0.84	0.84	0.41	4	67
12-31-12	11.22	0.05	1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56	45.20	0.82	0.82	0.43	4	64
10-03-11(5) - 12-31-11	10.00	0.05	1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.06	3	10
Voya Solution 2045 Portfolio
Class ADV
12-31-15	13.60	0.07•	(0.11)	(0.04)	0.38	2.03	—	2.41	—	11.15	(1.15)	0.75	0.69	0.69	0.58	197,360	41
12-31-14	14.55	0.08•	0.73	0.81	0.22	1.54	—	1.76	—	13.60	5.84	0.74	0.68	0.68	0.55	237,641	58
12-31-13	11.98	0.06•	2.69	2.75	0.18	—	—	0.18	—	14.55	23.09	0.74	0.63	0.63	0.49	266,469	72
12-31-12	10.56	0.07•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23	0.70	0.62	0.62	0.60	239,901	50
12-31-11	11.29	0.14•	(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)	0.62	0.62	0.62	1.28	244,111	77
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio (continued)
Class I
12-31-15	13.90	0.15•	(0.12)	0.03	0.46	2.03	—	2.49	—	11.44	(0.59)	0.25	0.19	0.19	1.15	169,325	41
12-31-14	14.84	0.15	0.75	0.90	0.30	1.54	—	1.84	—	13.90	6.34	0.24	0.18	0.18	1.04	161,654	58
12-31-13	12.21	0.14•	2.74	2.88	0.25	—	—	0.25	—	14.84	23.74	0.24	0.13	0.13	1.07	158,048	72
12-31-12	10.76	0.11	1.58	1.69	0.24	—	—	0.24	—	12.21	15.81	0.20	0.12	0.12	1.11	124,166	50
12-31-11	11.51	0.21•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)	0.12	0.12	0.12	1.86	109,358	77
Class S
12-31-15	13.76	0.12	(0.14)	(0.02)	0.42	2.03	—	2.45	—	11.29	(0.95)	0.50	0.44	0.44	0.85	270,222	41
12-31-14	14.70	0.12•	0.73	0.85	0.25	1.54	—	1.79	—	13.76	6.10	0.49	0.43	0.43	0.83	301,617	58
12-31-13	12.10	0.10•	2.72	2.82	0.22	—	—	0.22	—	14.70	23.45	0.49	0.38	0.38	0.74	350,686	72
12-31-12	10.67	0.11	1.53	1.64	0.21	—	—	0.21	—	12.10	15.47	0.45	0.37	0.37	0.91	313,757	50
12-31-11	11.40	0.18	(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)	0.37	0.37	0.37	1.51	277,998	77
Class S2
12-31-15	13.49	0.08•	(0.11)	(0.03)	0.39	2.03	—	2.42	—	11.04	(1.07)	0.75	0.59	0.59	0.65	13,402	41
12-31-14	14.45	0.09•	0.72	0.81	0.23	1.54	—	1.77	—	13.49	5.87	0.74	0.58	0.58	0.67	19,353	58
12-31-13	11.89	0.07•	2.68	2.75	0.19	—	—	0.19	—	14.45	23.26	0.74	0.53	0.53	0.52	19,968	72
12-31-12	10.49	0.09•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37	0.70	0.52	0.52	0.76	22,458	50
12-31-11	11.24	0.16•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)	0.62	0.52	0.52	1.49	19,318	77
Class T
12-31-15	13.77	0.06•	(0.13)	(0.07)	0.21	2.03	—	2.24	—	11.46	(1.31)	1.00	0.89	0.89	0.44	393	41
12-31-14	14.73	(0.00)*•	0.78	0.78	0.20	1.54	—	1.74	—	13.77	5.53	0.99	0.88	0.88	(0.00)*	376	58
12-31-13	12.10	0.04•	2.72	2.76	0.13	—	—	0.13	—	14.73	22.93	0.99	0.83	0.83	0.27	1,068	72
12-31-12	10.63	0.02•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98	0.95	0.82	0.82	0.21	936	50
12-31-11	11.35	0.11•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)	0.87	0.82	0.82	0.98	1,367	77
Voya Solution 2050 Portfolio
Class ADV
12-31-15	14.95	0.18•	(0.19)	(0.01)	0.35	0.73	—	1.08	—	13.86	(0.33)	3.24	0.69	0.69	1.22	960	67
12-31-14	14.16	0.17•	0.74	0.91	0.01	0.11	—	0.12	—	14.95	6.49	6.49	0.68	0.68	1.15	355	51
12-31-13	12.44	0.06	2.70	2.76	0.19	0.88	—	1.07	0.03	14.16	23.18(d)	84.37	0.64	0.64	0.48	4	65
12-31-12	11.23	0.07	1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78	41.76	0.62	0.62	0.56	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.22	3	12
Class I
12-31-15	15.15	0.53•	(0.43)	0.10	0.39	0.73	—	1.12	—	14.13	0.38	2.74	0.19	0.19	3.80	387	67
12-31-14	14.26	0.14	0.86	1.00	—	0.11	—	0.11	—	15.15	7.04	5.99	0.18	0.18	0.97	5	51
12-31-13	12.51	0.13	2.73	2.86	0.26	0.88	—	1.14	0.03	14.26	23.84(d)	84.87	0.14	0.14	0.98	4	65
12-31-12	11.24	0.13	1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42	41.26	0.12	0.12	1.09	4	59
10-03-11(5) - 12-31-11	10.00	0.07	1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.73	3	12
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio (continued)
Class S
12-31-15	15.09	0.38•	(0.34)	0.04	0.34	0.73	—	1.07	—	14.06	0.00	2.99	0.44	0.44	2.70	317	67
12-31-14	14.25	0.13	0.82	0.95	—	0.11	—	0.11	—	15.09	6.69	6.24	0.43	0.43	0.87	5	51
12-31-13	12.46	0.09	2.71	2.80	0.16	0.88	—	1.04	0.03	14.25	23.37(d)	84.12	0.39	0.39	0.66	4	65
12-31-12	11.23	0.10	1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01	41.51	0.37	0.37	0.84	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.32	3	12
Class S2
12-31-15	14.97	0.13•	(0.11)	0.02	0.33	0.73	—	1.06	—	13.93	(0.17)	3.24	0.59	0.59	0.89	9	67
12-31-14	14.15	0.08	0.85	0.93	—	0.11	—	0.11	—	14.97	6.59	6.49	0.58	0.58	0.58	5	51
12-31-13	12.45	0.08	2.68	2.76	0.21	0.88	—	1.09	0.03	14.15	23.09(d)	84.37	0.54	0.54	0.58	4	65
12-31-12	11.23	0.08	1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90	41.76	0.52	0.52	0.66	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.34	3	12
Class T
12-31-15	14.95	0.08	(0.13)	(0.05)	0.29	0.73	—	1.02	—	13.88	(0.60)	3.49	0.89	0.89	0.51	4	67
12-31-14	14.17	0.04	0.85	0.89	—	0.11	—	0.11	—	14.95	6.30	6.74	0.88	0.88	0.28	5	51
12-31-13	12.42	0.04	2.73	2.77	0.17	0.88	—	1.05	0.03	14.17	23.28(d)	84.62	0.84	0.84	0.26	4	65
12-31-12	11.22	0.04	1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65	42.01	0.82	0.82	0.36	4	59
10-03-11(5) - 12-31-11	10.00	0.05	1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.03	3	12
Voya Solution 2055 Portfolio
Class ADV
12-31-15	14.27	0.08•	(0.17)	(0.09)	0.32	1.34	—	1.66	—	12.52	(1.15)	0.76	0.70	0.70	0.61	41,770	41
12-31-14	14.46	0.09•	0.76	0.85	0.18	0.86	—	1.04	—	14.27	6.03	0.77	0.68	0.68	0.60	38,558	72
12-31-13	12.05	0.08•	2.69	2.77	0.14	0.22	—	0.36	—	14.46	23.19	0.76	0.63	0.63	0.61	34,195	73
12-31-12	10.66	0.09•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27	0.72	0.62	0.62	0.78	19,927	55
12-31-11	11.34	0.17•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)	0.62	0.62	0.62	1.58	11,461	81
Class I
12-31-15	14.49	0.17•	(0.19)	(0.02)	0.39	1.34	—	1.73	—	12.74	(0.67)	0.26	0.20	0.20	1.22	36,692	41
12-31-14	14.65	0.17•	0.76	0.93	0.23	0.86	—	1.09	—	14.49	6.56	0.27	0.18	0.18	1.15	24,787	72
12-31-13	12.17	0.17•	2.71	2.88	0.18	0.22	—	0.40	—	14.65	23.89	0.26	0.13	0.13	1.24	16,948	73
12-31-12	10.74	0.14•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80	0.22	0.12	0.12	1.21	8,034	55
12-31-11	11.37	0.24•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)	0.12	0.12	0.12	2.16	4,746	81
Class S
12-31-15	14.37	0.12•	(0.17)	(0.05)	0.36	1.34	—	1.70	—	12.62	(0.87)	0.51	0.45	0.45	0.86	46,913	41
12-31-14	14.55	0.14•	0.74	0.88	0.20	0.86	—	1.06	—	14.37	6.25	0.52	0.43	0.43	0.93	43,206	72
12-31-13	12.11	0.12•	2.70	2.82	0.16	0.22	—	0.38	—	14.55	23.52	0.51	0.38	0.38	0.90	37,658	73
12-31-12	10.70	0.13•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53	0.47	0.37	0.37	1.14	22,055	55
12-31-11	11.35	0.20•	(0.78)	(0.58)	0.04	0.03	—	0.07	—	10.70	(5.13)	0.37	0.37	0.37	1.77	10,061	81
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class S2
12-31-15	14.31	0.10	(0.17)	(0.07)	0.34	1.34	—	1.68	—	12.56	(1.04)	0.76	0.60	0.60	0.71	3,014	41
12-31-14	14.50	0.11•	0.75	0.86	0.19	0.86	—	1.05	—	14.31	6.12	0.77	0.58	0.58	0.78	3,071	72
12-31-13	12.07	0.10•	2.69	2.79	0.14	0.22	—	0.36	—	14.50	23.36	0.76	0.53	0.53	0.72	2,250	73
12-31-12	10.68	0.10•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30	0.72	0.52	0.52	0.90	1,294	55
12-31-11	11.34	0.19•	(0.79)	(0.60)	0.03	0.03	—	0.06	—	10.68	(5.26)	0.62	0.52	0.52	1.73	745	81
Class T
12-31-15	14.25	0.08•	(0.21)	(0.13)	—	1.34	—	1.34	—	12.78	(1.36)	1.01	0.90	0.90	0.56	9	41
12-31-14	14.44	(0.06)•	0.90	0.84	0.17	0.86	—	1.03	—	14.25	6.00	1.02	0.88	0.88	(0.40)	5	72
12-31-13	12.06	0.14•	2.61	2.75	0.15	0.22	—	0.37	—	14.44	23.00	1.01	0.83	0.83	1.02	68	73
12-31-12	10.65	0.06•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
12-31-11	11.31	0.11	(0.74)	(0.63)	0.00*	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
Voya Solution 2060 Portfolio
Class ADV
02-09-15(5) - 12-31-15	10.00	0.25•	(0.36)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.70	0.70	2.85	191	78
Class I
02-09-15(5) - 12-31-15	10.00	0.27•	(0.35)	(0.08)	—	—	—	—	—	9.92	(0.80)	18.56	0.20	0.20	3.11	317	78
Class S
02-09-15(5) - 12-31-15	10.00	0.27•	(0.41)	(0.14)	—	—	—	—	—	9.86	(1.40)	18.81	0.45	0.45	3.06	140	78
Class S2
02-09-15(5) - 12-31-15	10.00	0.24•	(0.35)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.60	0.60	2.66	26	78
Class T
02-09-15(5) - 12-31-15	10.00	0.05	(0.19)	(0.14)	—	—	—	—	—	9.86	(1.40)	19.31	0.90	0.90	0.58	3	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 12.88%, 13.71%, 13.33%, 13.25% and 13.15% on Classes ADV, I, S, S2 and T, respectively.

See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2030 Portfolio $33 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.46%, 19,19%, 18.72%, 18.37% and 18.69% on Classes ADV, I, S, S2 and T, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2040 Portfolio $39 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.09%, 22.76%, 22.35%, 22.07% and 21.84% on Classes ADV, I, S, S2 and T, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2050 Portfolio $40 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.95%, 23.61%, 23.14%, 22.86% and 23.05% on Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as investment options in underlying variable annuity contracts and variable life insurance policies offered by Directed Services LLC. The Company currently consists of forty-one active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”) and Voya Solution 2060 Portfolio (“Solution 2060”). Each Portfolio is a diversified series of the Company.
Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055 and Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class T; however each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA).The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased futures contracts on U.S. Treasury Notes and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts held by any Portfolio at December 31, 2015.
	Purchased	Sold
Solution Balanced	$910,828	$1,357,711
Solution Conservative	246,538	—
Solution Income	3,201,752	12,219,400
Solution Moderately Aggressive	6,036,728	22,402,234
Solution Moderately Conservative	653,424	1,221,940
Solution 2025	7,898,862	—
Solution 2035	8,674,019	9,096,665
Solution 2045	8,161,041	19,007,956
Solution 2055	1,636,107	3,530,049
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$5,344,051	$3,729,786
Solution Balanced	24,840,942	26,765,312
Solution Conservative	8,665,760	11,169,415
Solution Income	105,921,646	174,695,663
Solution Moderately Aggressive	82,145,539	135,577,515
Solution Moderately Conservative	25,359,810	25,798,008
Solution 2020	10,918,309	2,071,637
Solution 2025	456,646,539	565,060,274
Solution 2030	4,483,123	692,612
Solution 2035	463,316,216	540,064,901
Solution 2040	3,993,158	1,342,150
Solution 2045	281,401,186	325,734,420
Solution 2050	1,762,642	442,921
Solution 2055	73,616,514	50,025,475
Solution 2060	829,603	156,185

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with an annual management fee of 0.10% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.30% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee of 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each applicable Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this obligation requires approval by the Board.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Aggressive	6.38%
	Solution Conservative	6.90
	Solution Income	30.47
	Solution 2020	8.51
	Solution 2025	27.30
	Solution 2030	16.07

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
	Solution 2035	26.92
	Solution 2040	33.43
	Solution 2045	24.85
	Solution 2050	40.02
	Solution 2055	21.89
	Solution 2060	23.47
Voya Insurance and Annuity Company	Solution Moderately Aggressive	92.44
Voya Retirement Insurance and Annuity Company	Solution Aggressive	93.55
	Solution Balanced	96.53
	Solution Conservative	93.08
	Solution Income	65.26
	Solution Moderately Conservative	96.02
	Solution 2020	91.46
	Solution 2025	70.16
	Solution 2030	81.96
	Solution 2035	71.52
	Solution 2040	66.31
	Solution 2045	74.04
	Solution 2050	59.47
	Solution 2055	78.11
	Solution 2060	76.08
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2015, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expense	Amount
Solution Moderately Conservative	Custody	$3,074
	Miscellaneous	2,789
Solution 2060	Custody	383
	Offering Fee	2,774
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.99%	1.14%	N/A
Solution 2020	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2025	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2030	1.33%	0.83%	1.08%	1.23%	1.53%
Solution 2035	1.37%	0.87%	1.12%	1.27%	1.57%
Solution 2040	1.38%	0.88%	1.13%	1.28%	1.58%
Solution 2045	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2050	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2055	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2060	1.39%	0.89%	1.14%	1.29%	1.59%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
Solution Aggressive	$24,058	$14,968	$12,690	$51,716
Solution Balanced	73,602	71,065	63,484	208,151
Solution Conservative	40,923	40,932	37,813	119,668
Solution Income	235,643	230,838	340,447	806,928
Solution Moderately Aggressive	46,092	38,312	141,031	225,435
Solution Moderately Conservative	76,331	60,329	51,944	188,604
Solution 2020	16,311	14,049	19,318	49,678
Solution 2025	1,470,250	1,358,078	967,252	3,795,580
Solution 2030	16,405	13,791	17,601	47,797
Solution 2035	1,223,115	936,968	727,201	2,887,284
Solution 2040	16,982	13,435	16,747	47,164
Solution 2045	823,846	473,742	378,863	1,676,451
Solution 2050	16,935	13,226	16,251	46,412
Solution 2055	91,227	84,591	72,976	248,794
Solution 2060	—	—	29,374	29,374
The Expense Limitation Agreement is contractual through May 1, 2018 for all Portfolios (except for Solution Aggressive, which is through May 1, 2016, and Solution
2060, which is through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2015 as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Moderately Aggressive	7	$677,571	1.13%
Solution 2035	13	391,462	1.13
Solution 2045	1	1,071,000	1.13

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2015	133,363	—	12,054	(115,116)	30,301	1,640,492	—	143,443	(1,390,895)	393,040
12/31/2014	154,840	—	1,280	(19,262)	136,858	1,843,267	—	15,160	(228,253)	1,630,174
Class I
12/31/2015	10,343	—	569	—*	10,912	131,149	—	6,885	—*	138,034
12/31/2014	682	—	2	—*	684	8,352	—	28	30	8,410
67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive (continued)
Class S
12/31/2015	160,428	—	10,900	(74,471)	96,857	2,006,952	—	130,802	(908,941)	1,228,813
12/31/2014	85,782	—	1,100	(23,639)	63,243	1,009,337	—	13,128	(281,068)	741,397
Class S2
12/31/2015	9,858	—	715	(2,113)	8,460	121,049	—	8,504	(25,714)	103,839
12/31/2014	5,646	—	32	(2,531)	3,147	67,157	—	379	(29,247)	38,289
Solution Balanced
Class ADV
12/31/2015	205,961	—	299,144	(505,975)	(870)	2,108,871	—	2,904,687	(5,124,403)	(110,845)
12/31/2014	309,124	—	225,452	(378,551)	156,025	3,375,467	—	2,331,179	(4,140,741)	1,565,905
Class I
12/31/2015	4,324	—	515	(926)	3,913	46,241	—	5,169	(9,949)	41,461
12/31/2014	2,118	—	10	(110)	2,018	23,017	—	101	(1,184)	21,934
Class S
12/31/2015	344,977	—	257,785	(395,322)	207,440	3,597,100	—	2,536,602	(4,028,864)	2,104,838
12/31/2014	280,166	—	187,383	(397,351)	70,198	3,067,644	—	1,960,021	(4,431,354)	596,311
Class S2
12/31/2015	13,992	—	6,751	(22,742)	(1,999)	147,579	—	66,297	(237,531)	(23,655)
12/31/2014	12,219	—	5,321	(55,416)	(37,876)	133,065	—	55,554	(608,391)	(419,772)
Solution Conservative
Class ADV
12/31/2015	125,281	—	56,542	(393,073)	(211,250)	1,387,230	—	602,741	(4,271,194)	(2,281,223)
12/31/2014	151,604	—	64,290	(133,750)	82,144	1,736,213	—	712,338	(1,537,899)	910,652
Class I
12/31/2015	471	—	50	(150)	371	5,234	—	539	(1,600)	4,173
12/31/2014	525	—	21	—*	546	5,943	—	241	—*	6,184
Class S
12/31/2015	106,243	—	33,166	(135,562)	3,847	1,174,400	—	355,539	(1,457,964)	71,975
12/31/2014	95,898	—	34,659	(144,688)	(14,131)	1,111,927	—	386,107	(1,664,558)	(166,524)
Class S2
12/31/2015	12,292	—	2,075	(8,244)	6,123	137,650	—	22,148	(90,134)	69,664
12/31/2014	5,524	—	1,870	(5,445)	1,949	63,077	—	20,759	(61,852)	21,984
Solution Income
Class ADV
12/31/2015	875,501	17,732,399	422,310	(3,417,878)	15,612,332	8,937,303	196,406,386	4,683,419	(38,302,807)	171,724,301
12/31/2014	663,951	—	177,552	(1,933,340)	(1,091,837)	7,610,632	—	2,029,424	(22,271,265)	(12,631,209)
Class I
12/31/2015	882,319	7,086,887	133,536	(1,219,110)	6,883,632	9,761,205	80,072,506	1,510,290	(13,921,933)	77,422,068
12/31/2014	675,323	—	59,763	(947,414)	(212,328)	7,947,689	—	696,238	(11,149,334)	(2,505,407)
Class S
12/31/2015	522,004	18,628,555	296,033	(3,844,837)	15,601,755	4,991,798	209,005,049	3,324,455	(43,039,025)	174,282,277
12/31/2014	523,734	—	130,555	(1,312,451)	(658,162)	6,110,756	—	1,510,514	(15,226,445)	(7,605,175)
Class S2
12/31/2015	75,965	1,451,787	23,159	(494,983)	1,055,928	776,050	15,898,957	253,821	(5,406,925)	11,521,903
12/31/2014	97,794	—	8,746	(207,263)	(100,723)	1,117,962	—	99,007	(2,351,953)	(1,134,984)
Class T
12/31/2015	516	63,207	426	(118)	64,031	2,119	733,182	4,945	(1,330)	738,916
12/31/2014	1,071	—	205	(10,275)	(8,999)	12,825	—	2,437	(122,215)	(106,953)
Solution Moderately Aggressive
Class ADV
12/31/2015	356,971	1,149,017	222,861	(468,829)	1,260,020	4,325,948	13,430,897	2,614,164	(5,579,778)	14,791,231
12/31/2014	356,299	—	125,179	(211,294)	270,184	4,775,780	—	1,593,527	(2,805,589)	3,563,718
68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive (continued)
Class I
12/31/2015	25,830	388,400	963	(66,689)	348,504	300,505	4,613,738	11,481	(761,743)	4,163,981
12/31/2014	4,418	—	28	(487)	3,959	58,536	—	360	(6,395)	52,501
Class S
12/31/2015	323,918	67,391,670	117,010	(5,264,540)	62,568,058	3,970,666	794,400,426	1,384,232	(59,897,867)	739,857,457
12/31/2014	179,296	—	79,409	(278,237)	(19,532)	2,401,872	—	1,018,024	(3,738,911)	(319,015)
Class S2
12/31/2015	24,794	—	10,593	(4,868)	30,519	318,836	—	125,106	(62,765)	381,177
12/31/2014	43,302	—	5,100	(8,018)	40,384	580,968	—	65,384	(105,838)	540,514
Solution Moderately Conservative
Class ADV
12/31/2015	516,666	—	191,286	(467,114)	240,838	5,235,276	—	1,868,868	(4,766,056)	2,338,088
12/31/2014	404,547	—	167,450	(530,499)	41,498	4,358,637	—	1,723,067	(5,705,865)	375,839
Class I
12/31/2015	152	—	327	(293)	186	1,610	—	3,324	(2,963)	1,971
12/31/2014	3,966	—	9	(681)	3,294	43,084	—	95	(7,291)	35,888
Class S
12/31/2015	261,617	—	174,769	(467,681)	(31,295)	2,714,729	—	1,744,197	(4,948,852)	(489,926)
12/31/2014	306,420	—	177,037	(572,181)	(88,724)	3,347,877	—	1,857,121	(6,270,232)	(1,065,234)
Class S2
12/31/2015	13,745	—	8,024	(23,916)	(2,147)	144,059	—	79,359	(236,253)	(12,835)
12/31/2014	24,148	—	5,580	(10,878)	18,850	255,891	—	58,087	(116,498)	197,480
Solution 2020
Class ADV
12/31/2015	270,401	—	2,746	(77,349)	195,798	3,166,134	—	32,568	(972,350)	2,226,352
12/31/2014	48,923	—	159	(307)	48,775	612,209	—	2,004	(3,935)	610,278
Class I
12/31/2015	198,327	—	—*	(16,085)	182,242	2,346,484	—	2	(189,304)	2,157,182
12/31/2014	—	—	1	—	1	—	—	11	—	11
Class S
12/31/2015	361,539	—	—*	(10,564)	350,975	4,284,726	—	2	(126,396)	4,158,332
12/31/2014	—	—	1	—	1	—	—	11	—	11
Class S2
12/31/2015	24,151	—	—*	(303)	23,848	285,566	—	1	(3,557)	282,010
12/31/2014	—	—	1	—	1	—	—	11	—	11
Class T
12/31/2015	50	—	—*	—*	50	578	—	1	—*	579
12/31/2014	—	—	1	—	1	—	—	12	—	12
Solution 2025
Class ADV
12/31/2015	1,784,495	—	4,330,092	(8,031,558)	(1,916,971)	22,123,192	—	49,925,958	(100,164,909)	(28,115,759)
12/31/2014	2,231,249	—	2,365,187	(8,995,769)	(4,399,333)	29,044,488	—	29,777,701	(118,304,500)	(59,482,311)
Class I
12/31/2015	4,602,193	—	2,479,049	(4,243,398)	2,837,844	58,869,833	—	29,227,991	(51,960,653)	36,137,171
12/31/2014	5,476,228	—	1,262,725	(8,596,798)	(1,857,845)	73,210,248	—	16,226,007	(114,659,726)	(25,223,471)
Class S
12/31/2015	2,603,333	—	5,152,653	(8,206,295)	(450,309)	33,211,859	—	60,182,986	(101,006,412)	(7,611,567)
12/31/2014	2,279,513	—	2,647,318	(7,601,495)	(2,674,664)	30,203,403	—	33,726,829	(99,848,972)	(35,918,740)
Class S2
12/31/2015	315,246	—	352,939	(920,180)	(251,995)	3,768,785	—	4,019,974	(11,275,404)	(3,486,645)
12/31/2014	390,863	—	186,394	(1,007,792)	(430,535)	4,991,097	—	2,322,472	(13,209,698)	(5,896,129)
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2025 (continued)
Class T
12/31/2015	2,283	—	8,190	(4,788)	5,685	28,405	—	98,029	(57,754)	68,680
12/31/2014	33,371	—	15,933	(207,881)	(158,577)	452,968	—	204,414	(2,665,283)	(2,007,901)
Solution 2030
Class ADV
12/31/2015	121,446	—	1,136	(15,299)	107,283	1,623,383	—	15,542	(204,869)	1,434,056
12/31/2014	19,829	—	169	(9,062)	10,936	267,213	—	2,303	(127,607)	141,909
Class I
12/31/2015	66,974	—	277	(3,574)	63,677	906,574	—	3,851	(48,330)	862,095
12/31/2014	—	—	2	—	2	—	—	30	—	30
Class S
12/31/2015	110,273	—	—*	(2,338)	107,935	1,483,479	—	1	(31,713)	1,451,767
12/31/2014	—	—	2	—	2	—	—	31	—	31
Class S2
12/31/2015	2,769	—	—*	—*	2,769	36,883	—	1	(1)	36,883
12/31/2014	—	—	2	—	2	—	—	31	—	31
Class T
12/31/2015	—	—	—*	—	—*	1	—	1	—	2
12/31/2014	—	—	2	—	2	—	—	30	—	30
Solution 2035
Class ADV
12/31/2015	1,648,550	—	4,028,320	(6,140,085)	(463,215)	20,918,739	—	47,332,753	(77,942,642)	(9,691,150)
12/31/2014	1,744,453	—	3,030,633	(7,862,097)	(3,087,011)	24,110,514	—	39,277,002	(108,687,237)	(45,299,721)
Class I
12/31/2015	4,738,743	—	2,922,587	(4,667,888)	2,993,442	62,332,893	—	35,100,277	(58,410,906)	39,022,264
12/31/2014	5,425,725	—	1,789,783	(5,971,308)	1,244,200	75,880,127	—	23,660,926	(83,373,140)	16,167,913
Class S
12/31/2015	3,466,195	—	5,186,236	(7,427,892)	1,224,539	45,578,722	—	61,716,210	(92,846,886)	14,448,046
12/31/2014	1,961,410	—	3,404,711	(7,389,232)	(2,023,111)	27,216,748	—	44,635,757	(102,662,482)	(30,809,977)
Class S2
12/31/2015	248,552	—	314,052	(957,055)	(394,451)	3,153,713	—	3,624,166	(12,335,819)	(5,557,940)
12/31/2014	401,603	—	251,203	(756,733)	(103,927)	5,348,909	—	3,202,845	(10,410,085)	(1,858,331)
Class T
12/31/2015	3,744	—	9,518	(1,193)	12,069	47,267	—	115,739	(16,211)	146,795
12/31/2014	39,474	—	17,254	(126,143)	(69,415)	568,584	—	228,444	(1,664,992)	(867,964)
Solution 2040
Class ADV
12/31/2015	125,000	—	3,947	(14,900)	114,047	1,767,906	—	56,875	(214,750)	1,610,031
12/31/2014	55,828	—	186	(9,235)	46,779	802,761	—	2,713	(136,869)	668,605
Class I
12/31/2015	46,988	—	—*	(12,663)	34,325	657,777	—	2	(179,143)	478,636
12/31/2014	—	—	1	—	1	—	—	17	—	17
Class S
12/31/2015	71,111	—	—*	(27,951)	43,160	985,441	—	1	(394,972)	590,470
12/31/2014	—	—	1	—	1	—	—	16	—	16
Class S2
12/31/2015	379	—	—*	—*	379	5,239	—	1	—*	5,240
12/31/2014	—	—	1	—	1	—	—	16	—	16
Class T
12/31/2015	23	—	—*	—*	23	324	—	1	—*	325
12/31/2014	—	—	1	—	1	—	—	17	—	17
70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2045
Class ADV
12/31/2015	1,428,372	—	3,182,631	(4,384,453)	226,550	18,126,746	—	37,173,134	(56,697,016)	(1,397,136)
12/31/2014	1,421,478	—	2,191,746	(4,449,138)	(835,914)	20,282,717	—	29,128,306	(63,324,912)	(13,913,889)
Class I
12/31/2015	4,101,908	—	2,652,131	(3,574,117)	3,179,922	54,184,542	—	31,692,964	(45,385,554)	40,491,952
12/31/2014	4,631,246	—	1,541,633	(5,193,702)	979,177	67,357,973	—	20,904,540	(75,567,806)	12,694,707
Class S
12/31/2015	2,210,545	—	4,403,023	(4,610,924)	2,002,644	29,434,671	—	52,043,735	(58,237,822)	23,240,584
12/31/2014	1,541,939	—	2,649,762	(6,124,054)	(1,932,353)	22,188,855	—	35,586,304	(88,338,311)	(30,563,152)
Class S2
12/31/2015	204,790	—	229,034	(654,820)	(220,996)	2,608,223	—	2,647,631	(8,652,212)	(3,396,358)
12/31/2014	330,210	—	165,692	(443,661)	52,241	4,621,951	—	2,183,817	(6,389,684)	416,084
Class T
12/31/2015	2,952	—	5,142	(1,077)	7,017	36,749	—	61,758	(14,474)	84,033
12/31/2014	20,235	—	9,827	(75,284)	(45,222)	302,640	—	132,466	(1,024,896)	(589,790)
Solution 2050
Class ADV
12/31/2015	49,242	—	2,002	(5,700)	45,544	691,029	—	28,848	(82,795)	637,082
12/31/2014	23,835	—	186	(569)	23,452	343,577	—	2,715	(8,517)	337,775
Class I
12/31/2015	35,144	—	—*	(8,035)	27,109	499,073	—	1	(114,137)	384,937
12/31/2014	—	—	2	—	2	—	—	33	—	33
Class S
12/31/2015	24,707	—	—*	(2,441)	22,266	345,483	—	1	(33,330)	312,154
12/31/2014	—	—	2	—	2	—	—	34	—	34
Class S2
12/31/2015	1,644	—	—*	(1,285)	359	23,088	—	1	(17,709)	5,380
12/31/2014	—	—	2	—	2	—	—	33	—	33
Class T
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
12/31/2014	—	—	2	—	2	—	—	33	—	33
Solution 2055
Class ADV
12/31/2015	958,435	—	362,034	(687,431)	633,038	13,274,081	—	4,749,889	(9,493,615)	8,530,355
12/31/2014	789,420	—	188,455	(640,060)	337,815	11,381,547	—	2,625,177	(9,240,921)	4,765,803
Class I
12/31/2015	1,335,242	—	291,783	(458,681)	1,168,344	18,637,734	—	3,886,544	(6,282,177)	16,242,101
12/31/2014	1,276,229	—	110,212	(832,392)	554,049	18,577,926	—	1,555,089	(12,432,533)	7,700,482
Class S
12/31/2015	1,149,129	—	425,992	(864,563)	710,558	16,171,799	—	5,623,096	(11,796,616)	9,998,279
12/31/2014	960,371	—	195,311	(737,606)	418,076	13,967,923	—	2,736,305	(10,611,072)	6,093,156
Class S2
12/31/2015	103,582	—	25,630	(103,907)	25,305	1,435,275	—	337,030	(1,479,639)	292,666
12/31/2014	110,096	—	12,855	(63,468)	59,483	1,580,844	—	179,451	(907,693)	852,602
Class T
12/31/2015	294	—	47	(3)	338	3,965	—	628	(37)	4,556
12/31/2014	11,983	—	250	(16,576)	(4,343)	170,103	—	3,479	(232,135)	(58,553)
Solution 2060
Class ADV
2/9/2015(1) - 12/31/2015	19,776	—	—	(498)	19,278	193,663	—	—	(4,897)	188,766
71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2060 (continued)
Class I
2/9/2015(1) - 12/31/2015	34,447	—	—	(2,528)	31,919	336,593	—	—	(25,392)	311,201
Class S
2/9/2015(1) - 12/31/2015	19,042	—	—	(4,817)	14,225	187,425	—	—	(47,313)	140,112
Class S2
2/9/2015(1) - 12/31/2015	2,898	—	—	(302)	2,596	29,143	—	—	(2,997)	26,146
Class T
2/9/2015(1) - 12/31/2015	301	—	—	—	301	3,012	—	—	—	3,012

(1)
Commencement of operations

*
Share amount is less than 0.500 per share or $0.50.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive	$41,742	$(41,742)
Solution Balanced	405,631	(405,631)
Solution Conservative	71,581	(71,581)
Solution Income	1,192,359	(1,192,359)
Solution Moderately Aggressive	2,960,240	(2,960,240)
Solution Moderately Conservative	282,787	(282,787)
Solution 2020	14,659	(14,659)
Solution 2025	7,540,720	(7,540,720)
Solution 2030	7,647	(7,647)
Solution 2035	7,650,569	(7,650,569)
Solution 2040	11,573	(11,573)
Solution 2045	4,496,710	(4,496,710)
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution 2050	5,246	(5,246)
Solution 2055	831,496	(831,496)
Solution 2060	1,698	(1,698)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$130,396	$159,239	$17,859	$10,836
Solution Balanced	1,902,511	3,610,244	1,836,209	2,510,646
Solution Conservative	584,199	396,989	651,677	467,767
Solution Income	4,159,259	5,617,671	4,337,620	—
Solution Moderately Aggressive	1,265,910	2,869,073	982,421	1,694,873
Solution Moderately Conservative	1,575,858	2,119,890	1,919,034	1,719,336
Solution 2020	15,749	18,494	599	1,450
Solution 2025	43,850,398	99,604,540	23,455,600	58,801,823
Solution 2030	8,842	11,437	721	1,706
Solution 2035	41,925,780	105,963,365	23,445,726	87,559,248
Solution 2040	24,130	33,992	701	2,078
Solution 2045	30,756,256	92,862,966	17,516,559	70,418,874
Solution 2050	10,787	19,354	660	2,188
Solution 2055	4,299,498	10,297,691	2,587,997	4,511,504

72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2015 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution Aggressive	$79,742	$330,781	$(660,553)
Solution Balanced	970,458	3,054,677	(3,056,134)
Solution Conservative	304,708	379,504	(1,147,935)
Solution Income	5,721,638	6,099,401	(33,700,382)
Solution Moderately Aggressive	8,500,272	10,914,767	(53,741,103)
Solution Moderately Conservative	807,123	2,097,669	(3,110,842)
Solution 2020	80,249	76,926	(165,480)
Solution 2025	19,435,465	74,756,664	(57,600,733)
Solution 2030	39,401	40,314	(92,498)
Solution 2035	18,503,214	75,963,827	(55,659,700)
Solution 2040	38,260	69,330	(135,672)
Solution 2045	10,372,064	56,411,941	(39,210,856)
Solution 2050	17,221	35,491	(67,022)
Solution 2055	1,888,024	8,916,686	(11,337,339)
Solution 2060	10,183	8,661	(11,912)
At December 31, 2015, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — REORGANIZATIONS
On August 14, 2015, Solution Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Solution 2015 Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization. The transaction occurred due to the Acquired Portfolio reaching its Target Date in 2015. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$8,797,000
Net realized and unrealized loss on investments	$(6,156,878)
Net increase in net assets resulting from operations	$2,640,123
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$502,116	$156,751	$—	$(11,548)	0.9579
The net assets of the Acquiring Portfolio after the acquisition were $658,867,349.
On August 14, 2015, Solution Moderately Aggressive (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Franklin Templeton Founding Strategy Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The reorganization provided shareholders of the Acquired Portfolio with an immediate benefit through lower net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:

73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 12 — REORGANIZATIONS (continued)

Net investment income	$38,457,769
Net realized and unrealized loss on investments	$(65,616,857)
Net decrease in net assets resulting from operations	$(27,159,089)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$812,445	$32,834	$—	$(3,610)	0.7713
The net assets of the Acquiring Portfolio after the acquisition were $845,279,259.
NOTE 13 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

74

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.3%
1,256	iShares Russell 1000 Value Index Fund	$122,912	2.4
727	SPDR Trust Series 1	148,228	2.9
	Total Exchange-Traded Funds (Cost $277,499)	271,140	5.3
MUTUAL FUNDS: 94.7%
	Affiliated Investment Companies: 93.8%
41,963	Voya International Core Fund - Class I	382,279	7.5
11,238	Voya International Index Portfolio - Class I	101,366	2.0
20,199	Voya Large Cap Growth Portfolio - Class I	388,031	7.6
32,981	Voya Large Cap Value Fund - Class R6	384,891	7.5
16,993	Voya MidCap Opportunities Portfolio - Class I	219,039	4.3
28,456	Voya Multi-Manager Emerging Markets Equity Fund - Class I	249,558	4.9
46,755	Voya Multi-Manager International Equity Fund - Class I	484,382	9.5
35,446	Voya Multi-Manager Large Cap Core Portfolio - Class I	513,972	10.1
40,788	Voya Multi-Manager Mid Cap Value Fund - Class I	405,837	7.9
7,132	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	191,769	3.8
10,419	Voya Small Company Portfolio - Class I	205,572	4.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
38,868		Voya U.S. Stock Index Portfolio - Class I	$518,494	10.1
2,936		VY® Clarion Real Estate Portfolio - Class I	104,830	2.1
16,589		VY® Invesco Comstock Portfolio - Class I	251,821	4.9
4,500	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	387,643	7.6
			4,789,484	93.8
		Unaffiliated Investment Companies: 0.9%
10,165	@	Credit Suisse Commodity Return Strategy Fund - Class I	45,846	0.9
		Total Mutual Funds (Cost $5,289,521)	4,835,330	94.7
		Total Investments in Securities (Cost $5,567,020)	$5,106,470	100.0
		Assets in Excess of Other Liabilities	810	—
		Net Assets	$5,107,280	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $5,767,023.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,240
Gross Unrealized Depreciation	(663,793)
Net Unrealized Depreciation	$(660,553)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$271,140	$—	$—	$271,140
Mutual Funds	4,835,330	—	—	4,835,330
Total Investments, at fair value	$5,106,470	$—	$—	$5,106,470

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$70,566	$82,197	$(158,928)	$6,165	$—	$1,726	$(22,957)	$—
Voya International Core Fund - Class I	271,737	296,557	(203,017)	17,002	382,279	4,180	(28,557)	5,696
Voya International Index Portfolio - Class I	71,613	111,010	(77,742)	(3,515)	101,366	2,623	(1,648)	—
Voya Large Cap Growth Portfolio - Class I	277,320	327,066	(185,224)	(31,131)	388,031	2,487	5,169	43,031
Voya Large Cap Value Fund - Class R6	288,310	423,437	(300,962)	(25,894)	384,891	6,849	(22,499)	20,074
Voya MidCap Opportunities Portfolio - Class I	149,439	203,326	(108,914)	(24,812)	219,039	—	(10,786)	33,188
Voya Multi-Manager Emerging Markets Equity Fund - Class I	209,270	259,475	(191,896)	(27,291)	249,558	3,694	(17,267)	—
Voya Multi-Manager International Equity Fund - Class I	340,375	380,351	(235,556)	(788)	484,382	6,180	(18,176)	4,548
Voya Multi-Manager Large Cap Core Portfolio - Class I	299,936	489,570	(225,364)	(50,170)	513,972	5,411	1,949	35,992
Voya Multi-Manager Mid Cap Value Fund - Class I	333,961	454,138	(332,368)	(49,894)	405,837	4,992	(41,579)	64,431
Voya RussellTM Mid Cap Growth Index Portfolio - Class I	185,888	224,425	(196,756)	(21,788)	191,769	1,451	16,787	—
Voya Small Company Portfolio - Class I	150,688	178,308	(105,008)	(18,416)	205,572	875	(11,804)	25,266
Voya U.S. Bond Index Portfolio - Class I	—	150,355	(150,355)	—	—	—	241	—
Voya U.S. Stock Index Portfolio - Class I	268,895	662,122	(371,413)	(41,110)	518,494	9,468	(8,555)	41,580
VY® Clarion Real Estate Portfolio - Class I	77,170	88,398	(54,148)	(6,590)	104,830	1,918	8,305	—
VY® Invesco Comstock Portfolio - Class I	110,975	273,608	(104,282)	(28,480)	251,821	6,939	2,540	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	276,458	340,427	(197,494)	(31,748)	387,643	—	9,675	57,514
	$3,382,601	$4,944,770	$(3,199,427)	$(338,460)	$4,789,484	$58,793	$(139,162)	$331,320

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.0%
4,075	iShares Barclays 20+ Year Treasury Bond Fund	$491,527	1.0
7,133	SPDR Trust Series 1	1,454,347	3.0
	Total Exchange-Traded Funds (Cost $1,976,414)	1,945,874	4.0
MUTUAL FUNDS: 95.9%
	Affiliated Investment Companies: 94.9%
252,359	Voya Floating Rate Fund - Class I	2,435,269	5.1
254,699	Voya Global Bond Fund - Class R6	2,434,924	5.1
318,185	Voya High Yield Bond Fund - Class I	2,386,386	5.0
98,948	Voya Intermediate Bond Fund - Class R6	978,596	2.0
236,955	Voya International Core Fund - Class I	2,158,659	4.5
105,560	Voya International Index Portfolio - Class I	952,152	2.0
151,847	Voya Large Cap Growth Portfolio - Class I	2,916,982	6.0
306,712	Voya Large Cap Value Fund - Class R6	3,579,327	7.4
150,302	Voya MidCap Opportunities Portfolio - Class I	1,937,392	4.0
106,919	Voya Multi-Manager Emerging Markets Equity Fund - Class I	937,678	1.9
115,605	Voya Multi-Manager International Equity Fund - Class I	1,197,664	2.5
199,843	Voya Multi-Manager Large Cap Core Portfolio - Class I	2,897,721	6.0
215,563	Voya Multi-Manager Mid Cap Value Fund - Class I	2,144,856	4.4
8,935	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	240,269	0.5
99,307	Voya Short Term Bond Fund - Class R6	979,172	2.0
48,969	Voya Small Company Portfolio - Class I	966,158	2.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
231,494		Voya U.S. Bond Index Portfolio - Class I	$2,435,319	5.1
142,789		Voya U.S. Stock Index Portfolio - Class I	1,904,810	4.0
105,812		VY® BlackRock Inflation Protected Bond Portfolio - Class I	972,409	2.0
27,582		VY® Clarion Real Estate Portfolio - Class I	984,937	2.0
97,087	@	VY® Goldman Sachs Bond Portfolio - Class I	972,807	2.0
109,073		VY® Invesco Comstock Portfolio - Class I	1,655,722	3.4
185,433		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,843,517	10.0
33,831	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,914,227	6.0
			45,826,953	94.9
		Unaffiliated Investment Companies: 1.0%
101,625	@	Credit Suisse Commodity Return Strategy Fund - Class I	458,327	1.0
		Total Mutual Funds (Cost $48,870,713)	46,285,280	95.9
		Total Investments in Securities (Cost $50,847,127)	$48,231,154	99.9
		Assets in Excess of Other Liabilities	35,934	0.1
		Net Assets	$48,267,088	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $51,287,288
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$408,239
Gross Unrealized Depreciation	(3,464,373)
Net Unrealized Depreciation	$(3,056,134)

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,945,874	$—	$—	$1,945,874
Mutual Funds	46,285,280	—	—	46,285,280
Total Investments, at fair value	$48,231,154	$—	$—	$48,231,154

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$990,459	$269,532	$(1,358,117)	$98,126	$—	$20,328	$(241,515)	$—
Voya Floating Rate Fund - Class I	2,613,239	533,398	(630,419)	(80,949)	2,435,269	105,485	(6,664)	—
Voya Global Bond Fund - Class R6	2,592,404	634,075	(711,045)	(80,510)	2,434,924	4,197	(34,594)	—
Voya High Yield Bond Fund - Class I	3,104,619	664,422	(1,273,434)	(109,221)	2,386,386	148,932	(58,596)	—
Voya Intermediate Bond Fund - Class R6	1,848,477	810,753	(1,636,349)	(44,285)	978,596	38,250	32,991	—
Voya International Core Fund - Class I	1,529,318	1,085,813	(374,458)	(82,014)	2,158,659	24,045	4,056	32,771
Voya International Index Portfolio - Class I	1,510,736	255,226	(791,053)	(22,757)	952,152	30,661	38,114	—
Voya Large Cap Growth Portfolio - Class I	2,603,140	1,241,755	(601,046)	(326,867)	2,916,982	17,566	186,557	303,976
Voya Large Cap Value Fund - Class R6	3,137,403	1,616,569	(761,235)	(413,410)	3,579,327	65,030	(30,115)	198,940
Voya MidCap Opportunities Portfolio - Class I	1,709,949	927,494	(341,033)	(359,018)	1,937,392	—	54,939	305,208
Voya Multi-Manager Emerging Markets Equity Fund - Class I	978,763	344,693	(241,245)	(144,533)	937,678	14,147	(18,163)	—
Voya Multi-Manager International Equity Fund - Class I	1,511,523	262,126	(539,388)	(36,597)	1,197,664	15,572	48,448	11,458
Voya Multi-Manager Large Cap Core Portfolio - Class I	3,169,348	750,203	(712,406)	(309,424)	2,897,721	30,386	82,477	188,047
Voya Multi-Manager Mid Cap Value Fund - Class I	3,133,669	695,739	(1,274,408)	(410,144)	2,144,856	26,882	(12,375)	346,953
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	1,439,526	69,052	(1,109,268)	(159,041)	240,269	2,226	220,237	—
Voya Short Term Bond Fund - Class R6	1,050,880	199,636	(263,841)	(7,503)	979,172	19,553	(1,688)	—
Voya Small Company Portfolio - Class I	1,061,344	266,606	(189,181)	(172,611)	966,158	5,151	14,065	148,787
Voya U.S. Bond Index Portfolio - Class I	2,375,676	2,545,018	(2,414,505)	(70,870)	2,435,319	38,930	21,932	4,518
Voya U.S. Stock Index Portfolio - Class I	1,567,935	2,460,636	(2,029,749)	(94,012)	1,904,810	33,120	9,492	88,303
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,040,399	214,274	(285,678)	3,414	972,409	14,023	(41,507)	—
VY® Clarion Real Estate Portfolio - Class I	1,089,539	240,126	(268,477)	(76,251)	984,937	16,728	94,459	—
VY® Goldman Sachs Bond Portfolio - Class I	—	1,471,297	(499,663)	1,173	972,807	—	2,132	—
VY® Invesco Comstock Portfolio - Class I	1,562,088	620,614	(350,687)	(176,293)	1,655,722	45,956	28,623	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	5,249,773	1,214,285	(1,038,483)	(582,058)	4,843,517	75,243	103,671	681,245
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,594,070	1,359,654	(655,625)	(383,872)	2,914,227	—	255,361	430,871
	$49,464,277	$20,752,996	$(20,350,793)	$(4,039,527)	$45,826,953	$792,411	$752,337	$2,741,077

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,972)
Interest rate contracts	(10,613)
Total	$(13,585)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$27,424
Total	$27,424

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.0%
1,324	iShares Barclays 20+ Year Treasury Bond Fund	$159,701	1.1
2,908	iShares iBoxx High Yield Corporate Bond Fund	234,327	1.6
2,317	SPDR Trust Series 1	472,413	3.3
	Total Exchange-Traded Funds (Cost $908,343)	866,441	6.0
MUTUAL FUNDS: 93.9%
	Affiliated Investment Companies: 92.9%
105,599	Voya Floating Rate Fund - Class I	1,019,033	7.0
182,402	Voya Global Bond Fund - Class R6	1,743,765	12.0
138,182	Voya High Yield Bond Fund - Class I	1,036,364	7.1
96,317	Voya Intermediate Bond Fund - Class R6	952,577	6.6
47,402	Voya International Index Portfolio - Class I	427,569	3.0
21,242	Voya Large Cap Growth Portfolio - Class I	408,061	2.8
34,331	Voya Large Cap Value Fund - Class R6	400,645	2.8
22,514	Voya MidCap Opportunities Portfolio - Class I	290,208	2.0
28,712	Voya Multi-Manager Mid Cap Value Fund - Class I	285,686	2.0
118,971	Voya Short Term Bond Fund - Class R6	1,173,055	8.1
165,139	Voya U.S. Bond Index Portfolio - Class I	1,737,266	12.0
21,608	Voya U.S. Stock Index Portfolio - Class I	288,246	2.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
142,605		VY® BlackRock Inflation Protected Bond Portfolio - Class I	$1,310,541	9.0
94,485	@	VY® Goldman Sachs Bond Portfolio - Class I	946,740	6.5
55,540		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,450,713	10.0
			13,470,469	92.9
		Unaffiliated Investment Companies: 1.0%
32,400	@	Credit Suisse Commodity Return Strategy Fund - Class I	146,123	1.0
		Total Mutual Funds (Cost $14,424,627)	13,616,592	93.9
		Total Investments in Securities (Cost $15,326,504)	$14,483,033	99.9
		Assets in Excess of Other Liabilities	20,589	0.1
		Net Assets	$14,503,622	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $15,630,968.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$8,442
Gross Unrealized Depreciation	(1,156,377)
Net Unrealized Depreciation	$(1,147,935)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$866,441	$—	$—	$866,441
Mutual Funds	13,616,592	—	—	13,616,592
Total Investments, at fair value	$14,483,033	$—	$—	$14,483,033

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$1,239,823	$243,281	$(429,262)	$(34,809)	$1,019,033	$49,168	$(4,295)	$—
Voya Global Bond Fund - Class R6	2,108,839	474,411	(786,674)	(52,811)	1,743,765	3,414	(38,505)	—
Voya High Yield Bond Fund - Class I	1,757,391	415,541	(1,116,226)	(20,342)	1,036,364	77,459	(50,223)	—
Voya Intermediate Bond Fund - Class R6	1,163,478	592,267	(777,255)	(25,913)	952,577	32,249	5,349	—
Voya International Index Portfolio - Class I	511,860	168,376	(246,814)	(5,853)	427,569	15,790	(6,084)	—
Voya Large Cap Growth Portfolio - Class I	265,344	454,145	(263,837)	(47,591)	408,061	2,891	18,385	50,033
Voya Large Cap Value Fund - Class R6	532,164	219,128	(308,780)	(41,867)	400,645	8,870	(12,392)	28,758
Voya MidCap Opportunities Portfolio - Class I	623,820	138,227	(395,224)	(76,615)	290,208	—	42,385	53,106
Voya Multi-Manager Mid Cap Value Fund - Class I	619,328	148,809	(447,229)	(35,222)	285,686	3,569	(13,296)	46,064
Voya Short Term Bond Fund - Class R6	1,424,594	252,222	(495,592)	(8,169)	1,173,055	25,993	(3,373)	—
Voya U.S. Bond Index Portfolio - Class I	3,131,187	1,184,772	(2,537,313)	(41,380)	1,737,266	38,684	5,140	4,241
Voya U.S. Stock Index Portfolio - Class I	—	430,442	(116,098)	(26,098)	288,246	5,527	(10,328)	30,006
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,586,972	290,154	(612,424)	45,839	1,310,541	13,854	(94,658)	—
VY® Goldman Sachs Bond Portfolio - Class I	—	1,589,770	(644,113)	1,083	946,740	—	2,875	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,778,512	488,027	(667,132)	(148,694)	1,450,713	22,949	(7,218)	228,645
VY® T. Rowe Price Growth Equity Portfolio - Class I	263,628	18,879	(239,882)	(42,625)	—	—	59,016	—
	$17,006,940	$7,108,451	$(10,083,855)	$(561,067)	$13,470,469	$300,417	$(107,222)	$440,853

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$24,113
Total	$24,113

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$9,141
Total	$9,141

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.1%
51,043	iShares Barclays 20+ Year Treasury Bond Fund	$6,156,807	1.1
29,786	SPDR Trust Series 1	6,073,067	1.0
	Total Exchange-Traded Funds (Cost $12,652,342)	12,229,874	2.1
MUTUAL FUNDS: 97.8%
	Affiliated Investment Companies: 96.8%
3,056,558	Voya Floating Rate Fund - Class I	29,495,782	5.0
3,697,499	Voya Global Bond Fund - Class R6	35,348,086	6.0
2,295,773	Voya High Yield Bond Fund - Class I	17,218,299	2.9
4,804,800	Voya Intermediate Bond Fund - Class R6	47,519,474	8.1
1,912,969	Voya International Core Fund - Class I	17,427,150	2.9
1,280,277	Voya International Index Portfolio - Class I	11,548,095	2.0
921,217	Voya Large Cap Growth Portfolio - Class I	17,696,581	3.0
1,984,010	Voya Large Cap Value Fund - Class R6	23,153,396	3.9
683,948	Voya MidCap Opportunities Portfolio - Class I	8,816,089	1.5
1,697,135	Voya Multi-Manager Large Cap Core Portfolio - Class I	24,608,464	4.2
871,706	Voya Multi-Manager Mid Cap Value Fund - Class I	8,673,475	1.5
4,822,252	Voya Short Term Bond Fund - Class R6	47,547,406	8.1
7,736,535	Voya U.S. Bond Index Portfolio - Class I	81,388,349	13.8
1,710,987	Voya U.S. Stock Index Portfolio - Class I	22,824,571	3.9
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
5,779,251		VY® BlackRock Inflation Protected Bond Portfolio - Class I	$53,111,312	9.0
334,485		VY® Clarion Real Estate Portfolio - Class I	11,944,468	2.0
4,713,515	@	VY® Goldman Sachs Bond Portfolio - Class I	47,229,418	8.0
1,800,136		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	47,019,557	8.0
205,233	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	17,678,737	3.0
			570,248,709	96.8
		Unaffiliated Investment Companies: 1.0%
1,248,838	@	Credit Suisse Commodity Return Strategy Fund - Class I	5,632,260	1.0
		Total Mutual Funds (Cost $601,246,175)	575,880,969	97.8
		Total Investments in Securities (Cost $613,641,927)	$588,110,843	99.9
		Assets in Excess of Other Liabilities	644,672	0.1
		Net Assets	$588,755,515	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $621,811,225.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,962,820
Gross Unrealized Depreciation	(38,663,202)
Net Unrealized Depreciation	$(33,700,382)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,229,874	$—	$—	$12,229,874
Mutual Funds	575,880,969	—	—	575,880,969
Total Investments, at fair value	$588,110,843	$—	$—	$588,110,843

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Acquired at Cost (Note 12)	Acquired Unrealized Appreciation/ (Depreciation) (Note 12)	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$8,405,003	$2,454,987	$(5,349,900)	$25,406,717	$(320,453)	$(1,100,572)	$29,495,782	$706,273	$(35,300)	$—
Voya Global Bond Fund - Class R6	10,005,050	851,054	(7,901,606)	34,296,200	(4,098,852)	2,196,240	35,348,086	16,196	(481,376)	—
Voya High Yield Bond Fund - Class I	6,638,416	2,416,963	(5,872,770)	15,624,909	(853,211)	(736,008)	17,218,299	579,151	(345,986)	—
Voya Intermediate Bond Fund - Class R6	16,988,417	3,595,725	(12,744,322)	40,085,387	195,867	(601,600)	47,519,474	764,190	12,705	—
Voya International Core Fund - Class I	—	6,974,024	(3,269,720)	15,868,298	(750,114)	(1,395,338)	17,427,150	194,960	(220,430)	265,701
Voya International Index Portfolio - Class I	4,857,208	1,812,284	(4,556,544)	10,453,202	(490,432)	(527,623)	11,548,095	93,776	(43,195)	—
Voya Large Cap Growth Portfolio - Class I	4,983,918	2,470,155	(3,734,947)	13,766,787	1,169,938	(959,270)	17,696,581	26,647	811,801	461,148
Voya Large Cap Value Fund - Class R6	5,846,561	5,592,695	(6,596,185)	20,864,324	(870,438)	(1,683,561)	23,153,396	290,410	(443,457)	753,783
Voya MidCap Opportunities Portfolio - Class I	5,077,224	2,334,900	(4,374,239)	7,096,284	436,222	(1,754,302)	8,816,089	—	160,475	1,451,466
Voya Multi-Manager International Equity Fund - Class I	3,239,895	174,268	(3,725,871)	—	—	311,708	—	—	(90)	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	7,221,013	5,175,376	(7,072,606)	19,406,724	1,403,734	(1,525,777)	24,608,464	228,299	592,199	395,388
Voya Multi-Manager Mid Cap Value Fund - Class I	5,039,270	2,484,178	(4,607,312)	7,565,089	(8,039)	(1,799,711)	8,673,475	109,179	(124,115)	1,409,099
Voya Short Term Bond Fund - Class R6	13,520,585	3,130,568	(9,018,868)	40,515,287	(339,143)	(261,023)	47,547,406	507,301	(70,547)	—
Voya U.S. Bond Index Portfolio - Class I	31,839,986	18,432,557	(32,209,882)	65,185,209	(818,963)	(1,040,558)	81,388,349	1,101,200	(77,980)	44,317
Voya U.S. Stock Index Portfolio - Class I	—	4,024,592	(5,802,801)	26,751,833	(1,844,312)	(304,741)	22,824,571	369,888	(756,308)	272,250
VY® BlackRock Inflation Protected Bond Portfolio - Class I	15,057,129	3,417,201	(10,805,996)	49,628,958	(4,703,204)	517,224	53,111,312	130,276	(1,776,046)	—
VY® Clarion Real Estate Portfolio - Class I	3,505,431	628,750	(2,134,842)	8,512,634	1,746,298	(313,803)	11,944,468	50,853	623,355	—
VY® Goldman Sachs Bond Portfolio - Class I	—	18,508,317	(11,549,882)	40,195,406	39,054	36,523	47,229,418	—	59,392	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	13,508,310	4,527,861	(9,469,885)	41,569,429	(1,326,189)	(1,789,969)	47,019,557	631,264	(132,669)	1,656,964
VY® T. Rowe Price Growth Equity Portfolio - Class I	4,171,518	3,374,061	(3,519,311)	13,782,915	1,178,860	(1,309,306)	17,678,737	—	1,062,296	655,929
	$159,904,934	$92,380,516	$(154,317,489)	$496,575,592	$(10,253,377)	$(14,041,467)	$570,248,709	$5,799,863	$(1,185,276)	$7,366,045

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(452,739)
Interest rate contracts	(92,618)
Total	$(545,357)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$85,319
Total	$85,319

See Accompanying Notes to Financial Statements
83

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
64,758	iShares Barclays 20+ Year Treasury Bond Fund	$7,811,110	1.0
195,760	iShares Russell 1000 Value Index Fund	19,157,074	2.5
151,162	SPDR Trust Series 1	30,820,420	4.1
	Total Exchange-Traded Funds (Cost $59,834,946)	57,788,604	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 91.3%
2,377,677	Voya Floating Rate Fund - Class I	22,944,583	3.0
1,599,308	Voya Global Bond Fund - Class R6	15,289,385	2.0
2,991,458	Voya High Yield Bond Fund - Class I	22,435,932	3.0
2,316,444	Voya Intermediate Bond Fund - Class R6	22,909,627	3.0
4,960,370	Voya International Core Fund - Class I	45,188,975	6.0
1,661,400	Voya International Index Portfolio - Class I	14,985,829	2.0
2,981,264	Voya Large Cap Growth Portfolio - Class I	57,270,078	7.6
4,784,951	Voya Large Cap Value Fund - Class R6	55,840,384	7.4
2,508,038	Voya MidCap Opportunities Portfolio - Class I	32,328,613	4.3
3,361,268	Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,478,323	3.9
5,813,880	Voya Multi-Manager International Equity Fund - Class I	60,231,796	8.0
4,386,485	Voya Multi-Manager Large Cap Core Portfolio - Class I	63,604,033	8.4
5,077,579	Voya Multi-Manager Mid Cap Value Fund - Class I	50,521,908	6.7
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
701,562		Voya Russell™ Mid Cap Growth Index Portfolio - Class I	$18,864,996	2.5
1,153,750		Voya Small Company Portfolio - Class I	22,763,495	3.0
729,629		Voya U.S. Bond Index Portfolio - Class I	7,675,694	1.0
3,400,924		Voya U.S. Stock Index Portfolio - Class I	45,368,324	6.0
434,017		VY® Clarion Real Estate Portfolio - Class I	15,498,731	2.0
1,957,492		VY® Invesco Comstock Portfolio - Class I	29,714,726	3.9
664,367	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	57,228,546	7.6
			690,143,978	91.3
		Unaffiliated Investment Companies: 1.0%
1,605,089	@	Credit Suisse Commodity Return Strategy Fund - Class I	7,238,950	1.0
		Total Mutual Funds (Cost $745,938,922)	697,382,928	92.3
		Total Investments in Securities (Cost $805,773,868)	$755,171,532	99.9
		Assets in Excess of Other Liabilities	638,599	0.1
		Net Assets	$755,810,131	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $808,912,635.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$612,095
Gross Unrealized Depreciation	(54,353,198)
Net Unrealized Depreciation	$(53,741,103)

See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$57,788,604	$—	$—	$57,788,604
Mutual Funds	697,382,928	—	—	697,382,928
Total Investments, at fair value	$755,171,532	$—	$—	$755,171,532

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Acquired at Cost (Note 12)	Acquired Unrealized Appreciation/ (Depreciation) (Note 12)	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$613,979	$200,197	$(17,286,811)	$16,412,270	$(252,756)	$313,121	$—	$13,114	$(1,144,162)	$—
Voya Floating Rate Fund - Class I	973,576	2,521,112	(4,352,311)	24,650,000	(36,716)	(811,078)	22,944,583	405,944	(77,050)	—
Voya Global Bond Fund - Class R6	643,873	1,546,354	(3,191,676)	16,482,634	33,195	(224,995)	15,289,385	1,042	(38,739)	—
Voya High Yield Bond Fund - Class I	1,608,616	2,494,094	(5,001,523)	24,597,292	(45,667)	(1,216,880)	22,435,932	537,027	(192,228)	—
Voya Intermediate Bond Fund - Class R6	—	3,503,226	(4,970,813)	24,623,829	(12,677)	(233,938)	22,909,627	246,738	(24,560)	—
Voya International Core Fund - Class I	1,740,018	2,954,780	(4,405,293)	49,246,426	(677,175)	(3,669,781)	45,188,975	503,084	(360,187)	685,627
Voya International Index Portfolio - Class I	937,283	702,472	(1,924,352)	16,412,388	(134,253)	(1,007,709)	14,985,829	19,796	(99,413)	—
Voya Large Cap Growth Portfolio - Class I	1,938,889	2,714,384	(6,842,924)	59,792,355	(59,591)	(273,035)	57,270,078	14,143	(11,054)	244,747
Voya Large Cap Value Fund - Class R6	1,601,294	6,397,103	(7,618,429)	59,761,473	(144,568)	(4,156,489)	55,840,384	579,762	(482,847)	1,368,614
Voya MidCap Opportunities Portfolio - Class I	1,224,966	5,501,649	(3,011,088)	34,862,544	34,731	(6,284,189)	32,328,613	—	(295,701)	5,003,369
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,213,144	2,060,026	(3,334,378)	32,463,747	(832,836)	(2,091,380)	29,478,323	444,487	(355,498)	—
Voya Multi-Manager International Equity Fund - Class I	2,344,334	3,946,228	(5,952,730)	65,668,514	(967,089)	(4,807,461)	60,231,796	782,709	(307,128)	575,924
Voya Multi-Manager Large Cap Core Portfolio - Class I	2,787,685	2,642,596	(9,396,248)	69,721,907	(227,878)	(1,924,029)	63,604,033	566,771	(217,139)	171,620
Voya Multi-Manager Mid Cap Value Fund - Class I	2,674,553	9,647,763	(5,404,965)	55,440,499	68,212	(11,904,154)	50,521,908	632,865	(362,459)	8,167,993
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	1,462,299	316,978	(2,240,002)	20,527,953	1,218	(1,203,450)	18,864,996	7,326	145,896	—
Voya Small Company Portfolio - Class I	988,576	558,420	(2,051,920)	24,623,463	(4,137)	(1,350,907)	22,763,495	4,985	(93,322)	143,988
Voya U.S. Bond Index Portfolio - Class I	—	7,869,064	(157,239)	—	—	(36,131)	7,675,694	43,142	597	—
Voya U.S. Stock Index Portfolio - Class I	1,113,525	18,222,038	(5,808,460)	32,814,748	(33,658)	(939,869)	45,368,324	717,228	(240,086)	115,314
VY® Clarion Real Estate Portfolio - Class I	676,956	246,814	(2,364,174)	16,459,719	193,520	285,896	15,498,731	10,777	74,686	—
VY® Invesco Comstock Portfolio - Class I	969,552	2,011,157	(3,429,070)	32,814,402	(342,727)	(2,308,588)	29,714,726	658,545	(142,825)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,444,693	181,871	(2,488,627)	—	—	(137,937)	—	—	209,379	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,931,738	1,911,945	(7,401,815)	61,533,930	24,766	(772,018)	57,228,546	—	(24,934)	339,146
	$29,889,549	$78,150,271	$(108,634,848)	$738,910,093	$(3,416,086)	$(44,755,001)	$690,143,978	$6,189,485	$(4,038,774)	$16,816,342

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,194,476)
Interest rate contracts	(168,835)
Total	$(1,363,311)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$18,283
Total	$18,283

See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.0%
3,562	iShares Barclays 20+ Year Treasury Bond Fund	$429,649	1.0
6,235	SPDR Trust Series 1	1,271,254	3.0
	Total Exchange-Traded Funds (Cost $1,728,508)	1,700,903	4.0
MUTUAL FUNDS: 96.0%
	Affiliated Investment Companies: 95.1%
92,833	Voya Emerging Markets Index Portfolio - Class I	821,571	1.9
223,563	Voya Floating Rate Fund - Class I	2,157,382	5.0
225,694	Voya Global Bond Fund - Class R6	2,157,636	5.0
282,496	Voya High Yield Bond Fund - Class I	2,118,722	4.9
284,915	Voya Intermediate Bond Fund - Class R6	2,817,805	6.6
233,246	Voya International Core Fund - Class I	2,124,868	5.0
93,528	Voya International Index Portfolio - Class I	843,621	2.0
61,654	Voya Large Cap Growth Portfolio - Class I	1,184,368	2.8
108,674	Voya Large Cap Value Fund - Class R6	1,268,228	3.0
116,507	Voya MidCap Opportunities Portfolio - Class I	1,501,774	3.5
59,140	Voya Multi-Manager Large Cap Core Portfolio - Class I	857,536	2.0
159,131	Voya Multi-Manager Mid Cap Value Fund - Class I	1,583,355	3.7
3,958	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	106,431	0.3
219,955	Voya Short Term Bond Fund - Class R6	2,168,757	5.1
43,372	Voya Small Company Portfolio - Class I	855,723	2.0
492,742	Voya U.S. Bond Index Portfolio - Class I	5,183,645	12.1
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
63,933		Voya U.S. Stock Index Portfolio - Class I	$852,861	2.0
234,364		VY® BlackRock Inflation Protected Bond Portfolio - Class I	2,153,808	5.0
24,441		VY® Clarion Real Estate Portfolio - Class I	872,774	2.0
279,546	@	VY® Goldman Sachs Bond Portfolio - Class I	2,801,047	6.5
48,308		VY® Invesco Comstock Portfolio - Class I	733,320	1.7
164,280		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,290,995	10.0
14,986	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,290,913	3.0
			40,747,140	95.1
		Unaffiliated Investment Companies: 0.9%
89,603	@	Credit Suisse Commodity Return Strategy Fund - Class I	404,111	0.9
		Total Mutual Funds (Cost $43,625,406)	41,151,251	96.0
		Total Investments in Securities (Cost $45,343,302)	$42,852,154	100.0
		Assets in Excess of Other Liabilities	20,160	—
		Net Assets	$42,872,314	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $45,962,996.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$179,098
Gross Unrealized Depreciation	(3,289,940)
Net Unrealized Depreciation	$(3,110,842)

See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,700,903	$—	$—	$1,700,903
Mutual Funds	41,151,251	—	—	41,151,251
Total Investments, at fair value	$42,852,154	$—	$—	$42,852,154

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$850,238	$391,397	$(312,754)	$(107,310)	$821,571	$17,125	$(36,506)	$—
Voya Floating Rate Fund - Class I	2,245,771	543,283	(558,604)	(73,068)	2,157,382	90,616	(3,238)	—
Voya Global Bond Fund - Class R6	2,228,129	632,176	(630,640)	(72,029)	2,157,636	3,606	(26,223)	—
Voya High Yield Bond Fund - Class I	2,665,179	704,666	(1,150,500)	(100,623)	2,118,722	127,898	(43,369)	—
Voya Intermediate Bond Fund - Class R6	3,859,131	773,066	(1,750,224)	(64,168)	2,817,805	86,788	15,234	—
Voya International Core Fund - Class I	875,804	1,819,627	(460,005)	(110,558)	2,124,868	23,818	(13,509)	32,461
Voya International Index Portfolio - Class I	1,297,538	327,202	(781,135)	16	843,621	25,894	16,918	—
Voya Large Cap Growth Portfolio - Class I	1,117,967	508,566	(333,058)	(109,107)	1,184,368	6,732	65,413	116,498
Voya Large Cap Value Fund - Class R6	1,796,615	483,033	(853,860)	(157,560)	1,268,228	25,493	(5,349)	96,023
Voya MidCap Opportunities Portfolio - Class I	1,242,951	874,382	(329,247)	(286,312)	1,501,774	(60)	56,558	233,991
Voya Multi-Manager International Equity Fund - Class I	865,463	57,624	(938,641)	15,554	—	—	69,005	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	666,906	742,318	(438,518)	(113,170)	857,536	8,969	51,647	51,024
Voya Multi-Manager Mid Cap Value Fund - Class I	2,355,197	690,103	(1,188,141)	(273,804)	1,583,355	19,971	(29,475)	257,747
Voya RussellTM Mid Cap Growth Index Portfolio - Class I	1,124,125	106,570	(995,211)	(129,053)	106,431	916	182,746	—
Voya Short Term Bond Fund - Class R6	2,258,329	495,222	(568,304)	(16,490)	2,168,757	41,770	(3,342)	—
Voya Small Company Portfolio - Class I	911,814	312,197	(208,076)	(160,212)	855,723	4,340	29,244	125,350
Voya U.S. Bond Index Portfolio - Class I	7,034,655	3,346,091	(4,999,207)	(197,894)	5,183,645	101,762	95,716	10,452
Voya U.S. Stock Index Portfolio - Class I	446,564	1,166,638	(678,245)	(82,096)	852,861	15,968	(1,327)	74,807
VY® BlackRock Inflation Protected Bond Portfolio - Class I	2,235,897	518,933	(620,369)	19,347	2,153,808	19,668	(90,715)	—
VY® Clarion Real Estate Portfolio - Class I	936,305	249,314	(245,792)	(67,053)	872,774	13,998	85,595	—
VY® Goldman Sachs Bond Portfolio - Class I	—	4,146,579	(1,348,805)	3,273	2,801,047	—	4,554	—
VY® Invesco Comstock Portfolio - Class I	—	964,345	(159,479)	(71,546)	733,320	20,145	(7,646)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,510,492	1,389,816	(1,189,581)	(419,732)	4,290,995	66,080	29,254	570,229
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,114,007	699,813	(347,091)	(175,816)	1,290,913	—	129,701	180,171
	$42,639,077	$21,942,961	$(21,085,487)	$(2,749,411)	$40,747,140	$721,497	$570,886	$1,748,753

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
88

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,125)
Interest rate contracts	(9,648)
Total	$(11,773)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$24,337
Total	$24,337

See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.8%
1,301	SPDR Trust Series 1	$265,261	2.8
	Total Exchange-Traded Funds (Cost $264,439)	265,261	2.8
MUTUAL FUNDS: 97.2%
	Affiliated Investment Companies: 96.3%
49,013	Voya Floating Rate Fund - Class I	472,975	5.0
59,479	Voya Global Bond Fund - Class R6	568,624	6.0
37,348	Voya High Yield Bond Fund - Class I	280,110	3.0
38,509	Voya Intermediate Bond Fund - Class R6	380,850	4.0
51,451	Voya International Core Fund - Class I	468,719	5.0
20,678	Voya International Index Portfolio - Class I	186,512	2.0
22,229	Voya Large Cap Growth Portfolio - Class I	427,010	4.5
32,094	Voya Large Cap Value Fund - Class R6	374,543	4.0
18,342	Voya MidCap Opportunities Portfolio - Class I	236,426	2.5
36,106	Voya Multi-Manager International Equity Fund - Class I	374,060	4.0
26,026	Voya Multi-Manager Large Cap Core Portfolio - Class I	377,383	4.0
23,400	Voya Multi-Manager Mid Cap Value Fund - Class I	232,832	2.5
57,932	Voya Short Term Bond Fund - Class R6	571,209	6.1
13,983	Voya Small Company Portfolio - Class I	275,879	2.9
76,594	Voya U.S. Bond Index Portfolio - Class I	805,766	8.5
16,060	Voya U.S. Stock Index Portfolio - Class I	214,238	2.3
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
72,177		VY® BlackRock Inflation Protected Bond Portfolio - Class I	$663,308	7.0
5,446		VY® Clarion Real Estate Portfolio - Class I	194,481	2.1
33,115	@	VY® Goldman Sachs Bond Portfolio - Class I	331,814	3.5
18,309		VY® Invesco Comstock Portfolio - Class I	277,927	2.9
36,195		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	945,420	10.0
4,964	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	427,596	4.5
			9,087,682	96.3
		Unaffiliated Investment Companies: 0.9%
19,064	@	Credit Suisse Commodity Return Strategy Fund - Class I	85,977	0.9
		Total Mutual Funds (Cost $9,301,519)	9,173,659	97.2
		Total Investments in Securities (Cost $9,565,958)	$9,438,920	100.0
		Assets in Excess of Other Liabilities	2,604	—
		Net Assets	$9,441,524	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $9,604,400.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$30,919
Gross Unrealized Depreciation	(196,399)
Net Unrealized Depreciation	$(165,480)

See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$265,261	$—	$—	$265,261
Mutual Funds	9,173,659	—	—	9,173,659
Total Investments, at fair value	$9,438,920	$—	$—	$9,438,920

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$32,382	$511,287	$(62,154)	$(8,540)	$472,975	$4,776	$(1,133)	$—
Voya Global Bond Fund - Class R6	38,552	617,332	(83,712)	(3,548)	568,624	63	(3,569)	—
Voya High Yield Bond Fund - Class I	25,793	361,210	(98,639)	(8,254)	280,110	3,986	(2,058)	—
Voya Intermediate Bond Fund - Class R6	29,447	416,847	(62,795)	(2,649)	380,850	2,660	(267)	—
Voya International Core Fund - Class I	22,113	522,608	(65,813)	(10,189)	468,719	5,060	(3,600)	6,896
Voya International Index Portfolio - Class I	18,725	202,328	(34,037)	(504)	186,512	388	(877)	—
Voya Large Cap Growth Portfolio - Class I	35,565	452,270	(69,319)	8,494	427,010	192	758	3,327
Voya Large Cap Value Fund - Class R6	22,757	414,357	(53,648)	(8,923)	374,543	2,696	(1,842)	9,319
Voya MidCap Opportunities Portfolio - Class I	19,563	281,828	(58,243)	(6,722)	236,426	—	(6,805)	13,918
Voya Multi-Manager International Equity Fund - Class I	28,103	410,742	(57,469)	(7,316)	374,060	4,712	(2,350)	3,467
Voya Multi-Manager Large Cap Core Portfolio - Class I	32,728	618,318	(273,205)	(458)	377,383	3,406	555	2,090
Voya Multi-Manager Mid Cap Value Fund - Class I	32,371	308,441	(69,857)	(38,123)	232,832	2,827	(4,603)	36,484
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	12,976	737	(12,491)	(1,222)	—	—	1,931	—
Voya Short Term Bond Fund - Class R6	39,064	612,794	(78,301)	(2,348)	571,209	2,528	(478)	—
Voya Small Company Portfolio - Class I	19,731	302,073	(40,842)	(5,083)	275,879	98	(628)	2,817
Voya U.S. Bond Index Portfolio - Class I	49,059	950,197	(185,541)	(7,949)	805,766	6,439	(559)	107
Voya U.S. Stock Index Portfolio - Class I	—	408,219	(190,224)	(3,757)	214,238	3,448	4,785	1,271
VY® BlackRock Inflation Protected Bond Portfolio - Class I	45,126	716,395	(91,636)	(6,577)	663,308	2,569	(2,459)	—
VY® Clarion Real Estate Portfolio - Class I	13,494	199,923	(27,228)	8,292	194,481	247	1,250	—
VY® Goldman Sachs Bond Portfolio - Class I	—	380,809	(47,568)	(1,427)	331,814	—	131	—
VY® Invesco Comstock Portfolio - Class I	19,362	307,923	(40,594)	(8,764)	277,927	6,176	584	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	65,055	1,018,209	(134,849)	(2,995)	945,420	12,236	(7,073)	9,986
VY® T. Rowe Price Growth Equity Portfolio - Class I	19,292	463,055	(63,435)	8,684	427,596	—	1,800	2,049
	$621,258	$10,477,902	$(1,901,600)	$(109,878)	$9,087,682	$64,507	$(26,507)	$91,731

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.1%
152,429	SPDR Trust Series 1	$31,078,749	3.1
	Total Exchange-Traded Funds (Cost $30,878,361)	31,078,749	3.1
MUTUAL FUNDS: 96.9%
	Affiliated Investment Companies: 95.9%
2,169,897	Voya Emerging Markets Index Portfolio - Class I	19,203,592	1.9
5,272,134	Voya Floating Rate Fund - Class I	50,876,092	5.0
6,378,320	Voya Global Bond Fund - Class R6	60,976,738	6.0
3,961,272	Voya High Yield Bond Fund - Class I	29,709,541	2.9
3,625,792	Voya Intermediate Bond Fund - Class R6	35,859,081	3.6
6,600,067	Voya International Core Fund - Class I	60,126,612	6.0
2,208,684	Voya International Index Portfolio - Class I	19,922,328	2.0
2,649,025	Voya Large Cap Growth Portfolio - Class I	50,887,766	5.0
3,423,234	Voya Large Cap Value Fund - Class R6	39,949,144	4.0
1,966,568	Voya MidCap Opportunities Portfolio - Class I	25,349,060	2.5
1,119,083	Voya Multi-Manager Emerging Markets Equity Fund - Class I	9,814,357	1.0
5,806,379	Voya Multi-Manager International Equity Fund - Class I	60,154,085	6.0
3,391,666	Voya Multi-Manager Large Cap Core Portfolio - Class I	49,179,158	4.9
3,508,847	Voya Multi-Manager Mid Cap Value Fund - Class I	34,913,031	3.5
374,043	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	10,058,019	1.0
5,198,689	Voya Short Term Bond Fund - Class R6	51,259,075	5.1
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,537,766		Voya Small Company Portfolio - Class I	$30,340,125	3.0
6,308,380		Voya U.S. Bond Index Portfolio - Class I	66,364,156	6.6
1,510,517		Voya U.S. Stock Index Portfolio - Class I	20,150,303	2.0
577,246		VY® Clarion Real Estate Portfolio - Class I	20,613,446	2.0
3,049,119	@	VY® Goldman Sachs Bond Portfolio - Class I	30,552,172	3.0
2,608,753		VY® Invesco Comstock Portfolio - Class I	39,600,865	3.9
3,881,835		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	101,393,528	10.0
590,166	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	50,836,880	5.0
			968,089,154	95.9
		Unaffiliated Investment Companies: 1.0%
2,129,684	@	Credit Suisse Commodity Return Strategy Fund - Class I	9,604,873	1.0
		Total Mutual Funds (Cost $1,026,642,313)	977,694,027	96.9
		Total Investments in Securities (Cost $1,057,520,674)	$1,008,772,776	100.0
		Assets in Excess of Other Liabilities	427,336	—
		Net Assets	$1,009,200,112	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $1,066,373,509.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,816,629
Gross Unrealized Depreciation	(68,417,362)
Net Unrealized Depreciation	$(57,600,733)

See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,078,749	$—	$—	$31,078,749
Mutual Funds	977,694,027	—	—	977,694,027
Total Investments, at fair value	$1,008,772,776	$—	$—	$1,008,772,776

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$21,915,882	$6,653,839	$(6,522,146)	$(2,843,983)	$19,203,592	$434,779	$(826,845)	$—
Voya Floating Rate Fund - Class I	57,969,673	8,364,629	(13,772,462)	(1,685,748)	50,876,092	2,258,821	(167,366)	—
Voya Global Bond Fund - Class R6	68,991,426	12,867,471	(18,980,841)	(1,901,318)	60,976,738	111,682	(1,077,418)	—
Voya High Yield Bond Fund - Class I	45,422,442	6,776,887	(21,240,121)	(1,249,667)	29,709,541	1,962,775	(830,510)	—
Voya Intermediate Bond Fund - Class R6	35,164,284	23,118,958	(21,250,160)	(1,174,001)	35,859,081	1,092,693	429,244	—
Voya International Core Fund - Class I	50,831,723	22,433,666	(11,156,256)	(1,982,521)	60,126,612	670,900	391,232	914,335
Voya International Index Portfolio - Class I	44,610,862	4,586,290	(29,108,313)	(166,511)	19,922,328	652,094	1,583,948	—
Voya Large Cap Growth Portfolio - Class I	68,471,758	12,405,150	(21,329,756)	(8,659,386)	50,887,766	311,727	7,057,466	5,394,618
Voya Large Cap Value Fund - Class R6	51,385,914	10,872,023	(17,490,482)	(4,818,311)	39,949,144	794,640	(438,627)	2,806,084
Voya MidCap Opportunities Portfolio - Class I	35,016,338	5,849,692	(10,116,261)	(5,400,709)	25,349,060	—	1,930,904	3,966,892
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,823,904	3,666,313	(3,137,215)	(1,538,645)	9,814,357	148,329	(208,448)	—
Voya Multi-Manager International Equity Fund - Class I	61,372,711	13,379,768	(12,306,947)	(2,291,447)	60,154,085	783,463	1,279,879	576,478
Voya Multi-Manager Large Cap Core Portfolio - Class I	70,317,236	13,123,429	(27,003,381)	(7,258,126)	49,179,158	520,966	3,560,908	3,338,322
Voya Multi-Manager Mid Cap Value Fund - Class I	69,491,025	10,108,353	(38,750,203)	(5,936,144)	34,913,031	438,333	(419,115)	5,657,293
Voya RussellTM Mid Cap Growth Index Portfolio - Class I	34,830,387	1,176,332	(22,653,698)	(3,295,002)	10,058,019	96,593	4,459,806	—
Voya Short Term Bond Fund - Class R6	57,777,383	8,356,898	(14,483,310)	(391,896)	51,259,075	1,040,486	(95,877)	—
Voya Small Company Portfolio - Class I	35,328,434	7,138,496	(5,566,119)	(6,560,686)	30,340,125	165,260	1,528,886	4,773,495
Voya U.S. Bond Index Portfolio - Class I	58,583,753	65,262,667	(54,895,285)	(2,586,979)	66,364,156	1,116,946	1,131,557	133,064
Voya U.S. Stock Index Portfolio - Class I	—	25,769,083	(3,549,621)	(2,069,159)	20,150,303	381,211	(306,468)	1,897,979
VY® Clarion Real Estate Portfolio - Class I	24,205,245	4,123,190	(6,171,988)	(1,543,001)	20,613,446	359,870	1,958,847	—
VY® Goldman Sachs Bond Portfolio - Class I	—	37,561,515	(7,000,872)	(8,471)	30,552,172	—	30,052	—
VY® Invesco Comstock Portfolio - Class I	34,635,481	17,888,561	(8,599,392)	(4,323,785)	39,600,865	1,104,858	738,254	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	116,458,700	20,397,978	(21,955,951)	(13,507,199)	101,393,528	1,581,516	3,422,090	14,562,656
VY® T. Rowe Price Growth Equity Portfolio - Class I	40,262,234	29,459,665	(11,808,121)	(7,076,898)	50,836,880	—	4,484,620	7,693,559
	$1,093,866,795	$371,340,853	$(408,848,901)	$(88,269,593)	$968,089,154	$16,027,942	$29,617,019	$51,714,775

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,460,654
Total	$1,460,654

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$615,516
Total	$615,516

See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.6%
302	iShares Barclays 20+ Year Treasury Bond Fund	$36,427	0.9
717	SPDR Trust Series 1	146,189	3.7
	Total Exchange-Traded Funds (Cost $182,466)	182,616	4.6
MUTUAL FUNDS: 95.3%
	Affiliated Investment Companies: 94.5%
8,955	Voya Emerging Markets Index Portfolio - Class I	79,251	2.0
20,139	Voya Floating Rate Fund - Class I	194,345	4.9
15,936	Voya High Yield Bond Fund - Class I	119,517	3.0
14,063	Voya Intermediate Bond Fund - Class R6	139,082	3.5
27,953	Voya International Core Fund - Class I	254,655	6.5
8,656	Voya International Index Portfolio - Class I	78,076	2.0
11,327	Voya Large Cap Growth Portfolio - Class I	217,594	5.5
13,382	Voya Large Cap Value Fund - Class R6	156,172	4.0
7,647	Voya MidCap Opportunities Portfolio - Class I	98,564	2.5
8,759	Voya Multi-Manager Emerging Markets Equity Fund - Class I	76,813	2.0
24,872	Voya Multi-Manager International Equity Fund - Class I	257,674	6.6
25,084	Voya Multi-Manager Large Cap Core Portfolio - Class I	363,725	9.3
13,707	Voya Multi-Manager Mid Cap Value Fund - Class I	136,388	3.5
1,459	Voya RussellTM Mid Cap Growth Index Portfolio - Class I	39,221	1.0
15,767	Voya Short Term Bond Fund - Class R6	155,467	4.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
5,968		Voya Small Company Portfolio - Class I	$117,754	3.0
17,358		Voya U.S. Bond Index Portfolio - Class I	182,609	4.7
8,839		Voya U.S. Stock Index Portfolio - Class I	117,908	3.0
5,025		VY® Clarion Global Real Estate Portfolio - Class I	59,150	1.5
1,687		VY® Clarion Real Estate Portfolio - Class I	60,228	1.5
12,962		VY® Invesco Comstock Portfolio - Class I	196,770	5.0
15,110		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	394,683	10.0
2,525	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	217,483	5.5
			3,713,129	94.5
		Unaffiliated Investment Companies: 0.8%
6,876	@	Credit Suisse Commodity Return Strategy Fund - Class I	31,010	0.8
		Total Mutual Funds (Cost $3,815,834)	3,744,139	95.3
		Total Investments in Securities (Cost $3,998,300)	$3,926,755	99.9
		Assets in Excess of Other Liabilities	2,370	0.1
		Net Assets	$3,929,125	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $4,019,253.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,509
Gross Unrealized Depreciation	(103,007)
Net Unrealized Depreciation	$(92,498)

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$182,616	$—	$—	$182,616
Mutual Funds	3,744,139	—	—	3,744,139
Total Investments, at fair value	$3,926,755	$—	$—	$3,926,755

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$3,240	$83,960	$(4,754)	$(3,195)	$79,251	$125	$(661)	$—
Voya Floating Rate Fund - Class I	8,700	203,521	(14,518)	(3,358)	194,345	1,946	(456)	—
Voya High Yield Bond Fund - Class I	6,995	145,436	(29,534)	(3,380)	119,517	1,649	(752)	—
Voya Intermediate Bond Fund - Class R6	5,276	143,213	(8,195)	(1,212)	139,082	910	(82)	—
Voya International Core Fund - Class I	8,480	265,919	(13,117)	(6,627)	254,655	2,481	(1,265)	3,380
Voya International Index Portfolio - Class I	6,669	83,089	(11,023)	(659)	78,076	189	(120)	—
Voya Large Cap Growth Portfolio - Class I	11,410	223,714	(21,037)	3,507	217,594	116	(445)	2,016
Voya Large Cap Value Fund - Class R6	7,803	170,737	(18,337)	(4,031)	156,172	1,043	(1,102)	3,503
Voya MidCap Opportunities Portfolio - Class I	5,254	121,468	(27,867)	(291)	98,564	—	(4,082)	4,283
Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,197	81,410	(4,891)	(2,903)	76,813	1,011	(676)	—
Voya Multi-Manager International Equity Fund - Class I	10,004	267,242	(13,447)	(6,125)	257,674	2,932	(1,045)	2,158
Voya Multi-Manager Large Cap Core Portfolio - Class I	12,300	562,725	(207,940)	(3,360)	363,725	3,029	1,855	2,281
Voya Multi-Manager Mid Cap Value Fund - Class I	10,367	179,372	(31,926)	(21,425)	136,388	1,493	(2,028)	19,264
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	5,217	53,485	(18,523)	(958)	39,221	28	335	—
Voya Short Term Bond Fund - Class R6	7,024	165,068	(15,897)	(728)	155,467	686	(111)	—
Voya Small Company Portfolio - Class I	5,277	120,512	(5,793)	(2,242)	117,754	48	(327)	1,375
Voya U.S. Bond Index Portfolio - Class I	—	267,808	(83,420)	(1,779)	182,609	1,240	(126)	24
Voya U.S. Stock Index Portfolio - Class I	1,770	128,918	(11,599)	(1,181)	117,908	1,803	(1,124)	1,280
VY® Clarion Global Real Estate Portfolio - Class I	—	60,789	(2,017)	378	59,150	2	(45)	—
VY® Clarion Real Estate Portfolio - Class I	3,665	70,911	(15,883)	1,535	60,228	122	661	—
VY® Invesco Comstock Portfolio - Class I	5,184	209,596	(11,798)	(6,212)	196,770	4,200	(281)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	17,502	404,045	(23,036)	(3,828)	394,683	4,850	(1,943)	4,950
VY® T. Rowe Price Growth Equity Portfolio - Class I	9,888	221,560	(16,894)	2,929	217,483	—	(508)	2,927
	$155,222	$4,234,498	$(611,446)	$(65,145)	$3,713,129	$29,903	$(14,328)	$47,441

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.1%
186,669	SPDR Trust Series 1	$38,059,943	4.1
	Total Exchange-Traded Funds (Cost $37,309,785)	38,059,943	4.1
MUTUAL FUNDS: 95.8%
	Affiliated Investment Companies: 94.9%
2,001,331	Voya Emerging Markets Index Portfolio - Class I	17,711,782	1.9
4,861,293	Voya Floating Rate Fund - Class I	46,911,478	5.1
3,647,427	Voya High Yield Bond Fund - Class I	27,355,699	2.9
1,435,576	Voya Intermediate Bond Fund - Class R6	14,197,848	1.5
7,608,045	Voya International Core Fund - Class I	69,309,289	7.5
2,036,862	Voya International Index Portfolio - Class I	18,372,498	2.0
2,931,601	Voya Large Cap Growth Portfolio - Class I	56,316,052	6.1
3,946,604	Voya Large Cap Value Fund - Class R6	46,056,864	5.0
1,813,462	Voya MidCap Opportunities Portfolio - Class I	23,375,530	2.5
4,127,298	Voya Multi-Manager Emerging Markets Equity Fund - Class I	36,196,403	3.9
8,477,669	Voya Multi-Manager International Equity Fund - Class I	87,828,652	9.5
6,334,269	Voya Multi-Manager Large Cap Core Portfolio - Class I	91,846,901	9.9
3,235,820	Voya Multi-Manager Mid Cap Value Fund - Class I	32,196,406	3.5
344,923	Voya RussellTM Mid Cap Growth Index Portfolio - Class I	9,274,969	1.0
958,738	Voya Short Term Bond Fund - Class R6	9,453,157	1.0
1,418,043	Voya Small Company Portfolio - Class I	27,977,979	3.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
3,579,597		Voya U.S. Bond Index Portfolio - Class I	$37,657,364	4.1
2,788,040		Voya U.S. Stock Index Portfolio - Class I	37,192,460	4.0
1,179,525		VY® Clarion Global Real Estate Portfolio - Class I	13,883,008	1.5
398,217		VY® Clarion Real Estate Portfolio - Class I	14,220,314	1.5
3,007,395		VY® Invesco Comstock Portfolio - Class I	45,652,250	4.9
2,326,573		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	60,770,096	6.5
653,104	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	56,258,417	6.1
			880,015,416	94.9
		Unaffiliated Investment Companies: 0.9%
1,955,782	@	Credit Suisse Commodity Return Strategy Fund - Class I	8,820,575	0.9
		Total Mutual Funds (Cost $937,471,218)	888,835,991	95.8
		Total Investments in Securities (Cost $974,781,003)	$926,895,934	99.9
		Assets in Excess of Other Liabilities	781,433	0.1
		Net Assets	$927,677,367	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $982,555,634.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$14,812,604
Gross Unrealized Depreciation	(70,472,304)
Net Unrealized Depreciation	$(55,659,700)

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$38,059,943	$—	$—	$38,059,943
Mutual Funds	888,835,991	—	—	888,835,991
Total Investments, at fair value	$926,895,934	$—	$—	$926,895,934

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$19,856,322	$6,109,242	$(5,495,712)	$(2,758,070)	$17,711,782	$401,529	$(682,887)	$—
Voya Floating Rate Fund - Class I	52,487,129	9,902,623	(13,904,287)	(1,573,987)	46,911,478	2,075,974	(143,206)	—
Voya High Yield Bond Fund - Class I	41,626,763	14,959,498	(28,793,945)	(436,617)	27,355,699	1,340,460	(1,332,367)	—
Voya Intermediate Bond Fund - Class R6	—	27,809,923	(13,219,285)	(392,790)	14,197,848	406,960	(254,619)	—
Voya International Core Fund - Class I	69,053,265	13,736,150	(11,230,028)	(2,250,098)	69,309,289	772,100	1,255,837	1,052,256
Voya International Index Portfolio - Class I	40,407,486	3,910,986	(26,106,963)	160,989	18,372,498	602,687	1,059,172	—
Voya Large Cap Growth Portfolio - Class I	73,176,466	10,783,867	(19,118,707)	(8,525,574)	56,316,052	348,668	6,453,041	6,033,907
Voya Large Cap Value Fund - Class R6	51,388,012	11,807,890	(11,501,908)	(5,637,130)	46,056,864	882,628	(329,325)	2,980,935
Voya MidCap Opportunities Portfolio - Class I	31,701,643	5,369,109	(9,132,392)	(4,562,830)	23,375,530	—	1,376,635	3,586,532
Voya Multi-Manager Emerging Markets Equity Fund - Class I	39,232,448	12,589,174	(10,074,221)	(5,550,998)	36,196,403	546,144	(908,386)	—
Voya Multi-Manager International Equity Fund - Class I	83,384,571	23,691,750	(15,568,986)	(3,678,683)	87,828,652	1,142,039	1,496,823	840,321
Voya Multi-Manager Large Cap Core Portfolio - Class I	63,656,782	60,575,566	(22,085,064)	(10,300,383)	91,846,901	972,066	2,452,206	6,308,166
Voya Multi-Manager Mid Cap Value Fund - Class I	62,919,285	9,202,505	(34,106,136)	(5,819,248)	32,196,406	403,564	(121,619)	5,208,545
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	31,535,355	1,282,083	(20,525,309)	(3,017,160)	9,274,969	89,206	4,044,503	—
Voya Short Term Bond Fund - Class R6	10,212,894	2,642,889	(3,333,270)	(69,356)	9,453,157	190,874	(22,531)	—
Voya Small Company Portfolio - Class I	31,981,805	6,866,949	(4,940,244)	(5,930,531)	27,977,979	152,624	1,223,692	4,408,487
Voya U.S. Bond Index Portfolio - Class I	—	43,918,515	(5,568,564)	(692,587)	37,657,364	450,041	(84,842)	50,270
Voya U.S. Stock Index Portfolio - Class I	30,242,542	36,453,850	(25,983,911)	(3,520,021)	37,192,460	733,748	(1,551,326)	4,436,020
VY® Clarion Global Real Estate Portfolio - Class I	—	15,277,449	(1,224,105)	(170,336)	13,883,008	1,621	(42,788)	—
VY® Clarion Real Estate Portfolio - Class I	21,905,320	4,328,477	(8,520,669)	(3,492,814)	14,220,314	334,251	3,786,573	—
VY® Invesco Comstock Portfolio - Class I	31,360,379	27,756,934	(8,309,933)	(5,155,130)	45,652,250	1,275,059	707,289	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	105,437,209	15,812,881	(50,307,107)	(10,172,887)	60,770,096	968,806	4,219,379	9,828,329
VY® T. Rowe Price Growth Equity Portfolio - Class I	62,498,459	13,955,828	(12,257,086)	(7,938,784)	56,258,417	—	5,976,379	8,600,987
	$954,064,135	$378,744,138	$(361,307,832)	$(91,485,025)	$880,015,416	$14,091,049	$28,577,633	$53,334,755

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$811,013
Interest rate contracts	(68,499)
Total	$742,514

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$551,527
Total	$551,527

See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.6%
623	iShares Russell 1000 Value Index Fund	$60,967	1.8
297	SPDR Trust Series 1	60,555	1.8
	Total Exchange-Traded Funds (Cost $121,378)	121,522	3.6
MUTUAL FUNDS: 96.3%
	Affiliated Investment Companies: 95.4%
7,612	Voya Emerging Markets Index Portfolio - Class I	67,366	2.0
6,989	Voya Floating Rate Fund - Class I	67,440	2.0
13,279	Voya High Yield Bond Fund - Class I	99,590	3.0
4,290	Voya Intermediate Bond Fund - Class R6	42,431	1.3
27,469	Voya International Core Fund - Class I	250,240	7.5
7,368	Voya International Index Portfolio - Class I	66,462	2.0
11,220	Voya Large Cap Growth Portfolio - Class I	215,529	6.4
13,354	Voya Large Cap Value Fund - Class R6	155,841	4.7
7,820	Voya MidCap Opportunities Portfolio - Class I	100,805	3.0
15,251	Voya Multi-Manager Emerging Markets Equity Fund - Class I	133,754	4.0
30,852	Voya Multi-Manager International Equity Fund - Class I	319,625	9.6
23,507	Voya Multi-Manager Large Cap Core Portfolio - Class I	340,848	10.2
16,644	Voya Multi-Manager Mid Cap Value Fund - Class I	165,603	5.0
2,484	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	66,798	2.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
6,765		Voya Small Company Portfolio - Class I	$133,474	4.0
9,585		Voya U.S. Bond Index Portfolio - Class I	100,839	3.0
12,530		Voya U.S. Stock Index Portfolio - Class I	167,152	5.0
4,283		VY® Clarion Global Real Estate Portfolio - Class I	50,406	1.5
1,440		VY® Clarion Real Estate Portfolio - Class I	51,432	1.5
9,764		VY® Invesco Comstock Portfolio - Class I	148,220	4.4
8,657		VY® T. Rowe Price Capital Appreciation Portfolio - Class I	226,134	6.8
2,514	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	216,571	6.5
			3,186,560	95.4
		Unaffiliated Investment Companies: 0.9%
6,746	@	Credit Suisse Commodity Return Strategy Fund - Class I	30,425	0.9
		Total Mutual Funds (Cost $3,293,773)	3,216,985	96.3
		Total Investments in Securities (Cost $3,415,151)	$3,338,507	99.9
		Assets in Excess of Other Liabilities	1,862	0.1
		Net Assets	$3,340,369	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $3,474,179.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$10,657
Gross Unrealized Depreciation	(146,329)
Net Unrealized Depreciation	$(135,672)

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$121,522	$—	$—	$121,522
Mutual Funds	3,216,985	—	—	3,216,985
Total Investments, at fair value	$3,338,507	$—	$—	$3,338,507

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$13,747	$73,857	$(18,732)	$(1,506)	$67,366	$317	$(2,858)	$—
Voya Floating Rate Fund - Class I	14,499	70,173	(16,237)	(995)	67,440	1,003	(413)	—
Voya High Yield Bond Fund - Class I	28,763	127,748	(55,400)	(1,521)	99,590	1,724	(2,260)	—
Voya Intermediate Bond Fund - Class R6	—	80,337	(37,511)	(395)	42,431	463	(317)	—
Voya International Core Fund - Class I	47,731	265,117	(62,714)	106	250,240	2,639	(6,625)	3,597
Voya International Index Portfolio - Class I	27,943	70,974	(33,696)	1,241	66,462	477	(726)	—
Voya Large Cap Growth Portfolio - Class I	54,166	222,805	(63,484)	2,042	215,529	309	(714)	5,352
Voya Large Cap Value Fund - Class R6	54,564	228,626	(122,495)	(4,854)	155,841	1,367	(3,013)	5,452
Voya MidCap Opportunities Portfolio - Class I	21,896	105,382	(24,981)	(1,492)	100,805	—	(3,251)	5,118
Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,169	146,668	(37,623)	(2,460)	133,754	1,912	(5,866)	—
Voya Multi-Manager International Equity Fund - Class I	57,663	341,382	(76,906)	(2,514)	319,625	3,936	(5,718)	2,897
Voya Multi-Manager Large Cap Core Portfolio - Class I	49,453	467,331	(172,122)	(3,814)	340,848	3,111	(2,210)	5,264
Voya Multi-Manager Mid Cap Value Fund - Class I	50,721	208,124	(69,377)	(23,865)	165,603	1,965	(6,364)	25,356
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	29,047	80,859	(39,936)	(3,172)	66,798	142	2,821	—
Voya Small Company Portfolio - Class I	29,445	138,485	(30,675)	(3,781)	133,474	161	(1,766)	4,648
Voya U.S. Bond Index Portfolio - Class I	—	189,109	(87,238)	(1,032)	100,839	683	156	—
Voya U.S. Stock Index Portfolio - Class I	29,429	204,334	(64,634)	(1,977)	167,152	2,749	(3,796)	4,335
VY® Clarion Global Real Estate Portfolio - Class I	—	58,798	(8,787)	395	50,406	1	(88)	—
VY® Clarion Real Estate Portfolio - Class I	15,106	62,627	(26,186)	(115)	51,432	273	2,199	—
VY® Invesco Comstock Portfolio - Class I	21,670	167,753	(35,665)	(5,538)	148,220	3,423	(783)	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	52,791	248,907	(74,570)	(994)	226,134	2,991	(5,227)	7,498
VY® T. Rowe Price Growth Equity Portfolio - Class I	50,382	225,553	(61,301)	1,937	216,571	—	(456)	7,706
	$676,185	$3,784,949	$(1,220,270)	$(54,304)	$3,186,560	$29,646	$(47,275)	$77,223

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.1%
55,783	iShares Barclays 20+ Year Treasury Bond Fund	$6,728,546	1.0
134,950	iShares Russell 1000 Value Index Fund	13,206,207	2.0
65,126	SPDR Trust Series 1	13,278,540	2.1
	Total Exchange-Traded Funds (Cost $33,459,666)	33,213,293	5.1
MUTUAL FUNDS: 94.8%
	Affiliated Investment Companies: 93.8%
1,413,397	Voya Emerging Markets Index Portfolio - Class I	12,508,562	1.9
1,195,326	Voya Floating Rate Fund - Class I	11,534,895	1.8
1,508,281	Voya Intermediate Bond Fund - Class R6	14,916,903	2.3
5,343,849	Voya International Core Fund - Class I	48,682,468	7.5
2,505,795	Voya International Index Portfolio - Class I	22,602,274	3.5
2,569,322	Voya Large Cap Growth Portfolio - Class I	49,356,685	7.6
3,299,963	Voya Large Cap Value Fund - Class R6	38,510,566	5.9
1,525,797	Voya MidCap Opportunities Portfolio - Class I	19,667,524	3.0
2,896,802	Voya Multi-Manager Emerging Markets Equity Fund - Class I	25,404,950	3.9
6,263,196	Voya Multi-Manager International Equity Fund - Class I	64,886,708	10.0
4,477,070	Voya Multi-Manager Large Cap Core Portfolio - Class I	64,917,522	10.0
3,565,561	Voya Multi-Manager Mid Cap Value Fund - Class I	35,477,328	5.4
604,624	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	16,258,347	2.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,325,683		Voya Small Company Portfolio - Class I	$26,155,720	4.0
1,242,447		Voya U.S. Bond Index Portfolio - Class I	13,070,537	2.0
3,420,651		Voya U.S. Stock Index Portfolio - Class I	45,631,486	7.0
832,037		VY® Clarion Global Real Estate Portfolio - Class I	9,793,080	1.5
279,994		VY® Clarion Real Estate Portfolio - Class I	9,998,583	1.5
2,108,965		VY® Invesco Comstock Portfolio - Class I	32,014,093	4.9
572,602	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	49,323,932	7.6
			610,712,163	93.8
		Unaffiliated Investment Companies: 1.0%
1,383,189	@	Credit Suisse Commodity Return Strategy Fund - Class I	6,238,183	1.0
		Total Mutual Funds (Cost $650,756,502)	616,950,346	94.8
		Total Investments in Securities (Cost $684,216,168)	$650,163,639	99.9
		Assets in Excess of Other Liabilities	538,897	0.1
		Net Assets	$650,702,536	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $689,374,495.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,618,284
Gross Unrealized Depreciation	(50,829,140)
Net Unrealized Depreciation	$(39,210,856)

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$33,213,293	$—	$—	$33,213,293
Mutual Funds	616,950,346	—	—	616,950,346
Total Investments, at fair value	$650,163,639	$—	$—	$650,163,639

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$13,754,033	$4,353,945	$(3,640,653)	$(1,958,763)	$12,508,562	$277,922	$(435,172)	$—
Voya Floating Rate Fund - Class I	12,730,621	2,661,284	(3,519,547)	(337,463)	11,534,895	504,987	(81,583)	—
Voya Intermediate Bond Fund - Class R6	7,354,485	19,048,507	(11,040,938)	(445,151)	14,916,903	287,567	30,130	—
Voya International Core Fund - Class I	53,160,069	6,230,018	(9,397,520)	(1,310,099)	48,682,468	540,683	1,036,004	736,869
Voya International Index Portfolio - Class I	27,995,759	3,953,528	(8,667,459)	(679,554)	22,602,274	735,516	180,309	—
Voya Large Cap Growth Portfolio - Class I	54,320,049	10,221,450	(9,927,768)	(5,257,046)	49,356,685	302,928	3,093,519	5,242,343
Voya Large Cap Value Fund - Class R6	53,853,890	10,761,915	(20,846,685)	(5,258,554)	38,510,566	781,350	49,613	2,885,598
Voya MidCap Opportunities Portfolio - Class I	21,963,056	4,625,319	(3,650,359)	(3,270,492)	19,667,524	—	450,793	2,976,420
Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,176,171	9,074,386	(6,932,810)	(3,912,797)	25,404,950	382,133	(595,394)	—
Voya Multi-Manager International Equity Fund - Class I	66,523,666	11,493,726	(10,842,466)	(2,288,218)	64,886,708	841,175	1,184,218	618,943
Voya Multi-Manager Large Cap Core Portfolio - Class I	51,452,573	34,463,334	(13,923,821)	(7,074,564)	64,917,522	682,867	1,630,502	4,381,225
Voya Multi-Manager Mid Cap Value Fund - Class I	50,851,121	9,597,139	(18,143,708)	(6,827,224)	35,477,328	443,338	(297,594)	5,721,877
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	29,130,073	1,724,399	(12,576,643)	(2,019,482)	16,258,347	155,533	2,446,529	—
Voya Small Company Portfolio - Class I	29,542,471	6,577,627	(4,683,577)	(5,280,801)	26,155,720	140,853	923,342	4,068,500
Voya U.S. Bond Index Portfolio - Class I	—	16,244,964	(2,993,154)	(181,273)	13,070,537	144,164	(1,694)	—
Voya U.S. Stock Index Portfolio - Class I	39,043,632	32,619,063	(21,711,212)	(4,319,997)	45,631,486	881,629	(1,251,584)	4,937,221
VY® Clarion Global Real Estate Portfolio - Class I	—	10,793,770	(883,876)	(116,814)	9,793,080	1,127	(30,467)	—
VY® Clarion Real Estate Portfolio - Class I	15,180,551	3,202,641	(6,538,929)	(1,845,680)	9,998,583	231,389	2,053,908	—
VY® Invesco Comstock Portfolio - Class I	21,724,700	19,193,251	(5,324,415)	(3,579,443)	32,014,093	890,091	465,336	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	42,007,144	1,318,642	(39,542,002)	(3,783,784)	—	—	4,980,201	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	54,125,848	12,205,535	(10,526,474)	(6,480,977)	49,323,932	—	4,755,510	7,452,148
	$671,889,912	$230,364,443	$(225,314,016)	$(66,228,176)	$610,712,163	$8,225,252	$20,586,426	$39,021,144

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2015 (continued)

The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(140,556)
Interest rate contracts	(142,787)
Total	$(283,343)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$383,936
Total	$383,936

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.3%
105	iShares Barclays 20+ Year Treasury Bond Fund	$12,665	0.7
304	iShares Russell 1000 Value Index Fund	29,750	1.8
145	SPDR Trust Series 1	29,564	1.8
	Total Exchange-Traded Funds (Cost $72,366)	71,979	4.3
MUTUAL FUNDS: 95.6%
	Affiliated Investment Companies: 94.7%
3,659	Voya Emerging Markets Index Portfolio - Class I	32,383	1.9
3,065	Voya Floating Rate Fund - Class I	29,581	1.8
3,870	Voya Intermediate Bond Fund - Class R6	38,274	2.3
13,800	Voya International Core Fund - Class I	125,717	7.5
6,477	Voya International Index Portfolio - Class I	58,422	3.5
6,612	Voya Large Cap Growth Portfolio - Class I	127,012	7.6
9,044	Voya Large Cap Value Fund - Class R6	105,544	6.3
3,929	Voya MidCap Opportunities Portfolio - Class I	50,639	3.0
7,470	Voya Multi-Manager Emerging Markets Equity Fund - Class I	65,514	3.9
16,168	Voya Multi-Manager International Equity Fund - Class I	167,504	10.0
12,039	Voya Multi-Manager Large Cap Core Portfolio - Class I	174,565	10.4
9,206	Voya Multi-Manager Mid Cap Value Fund - Class I	91,602	5.4
1,560	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	41,943	2.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
3,401		Voya Small Company Portfolio - Class I	$67,095	4.0
3,353		Voya U.S. Bond Index Portfolio - Class I	35,276	2.1
8,821		Voya U.S. Stock Index Portfolio - Class I	117,677	7.0
2,155		VY® Clarion Global Real Estate Portfolio - Class I	25,360	1.5
725		VY® Clarion Real Estate Portfolio - Class I	25,893	1.5
5,448		VY® Invesco Comstock Portfolio - Class I	82,695	4.9
1,474	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	127,011	7.6
			1,589,707	94.7
		Unaffiliated Investment Companies: 0.9%
3,294	@	Credit Suisse Commodity Return Strategy Fund - Class I	14,858	0.9
		Total Mutual Funds (Cost $1,649,306)	1,604,565	95.6
		Total Investments in Securities (Cost $1,721,672)	$1,676,544	99.9
		Assets in Excess of Other Liabilities	1,689	0.1
		Net Assets	$1,678,233	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $1,743,566.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,969
Gross Unrealized Depreciation	(71,991)
Net Unrealized Depreciation	$(67,022)

See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2015 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$71,979	$—	$—	$71,979
Mutual Funds	1,604,565	—	—	1,604,565
Total Investments, at fair value	$1,676,544	$—	$—	$1,676,544

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$7,130	$31,790	$(5,153)	$(1,384)	$32,383	$166	$(953)	$—
Voya Floating Rate Fund - Class I	6,581	27,595	(4,063)	(532)	29,581	465	(132)	—
Voya Intermediate Bond Fund - Class R6	3,800	45,372	(10,540)	(358)	38,274	324	(85)	—
Voya International Core Fund - Class I	27,511	116,164	(17,714)	(244)	125,717	1,251	(2,701)	1,705
Voya International Index Portfolio - Class I	14,495	53,841	(9,810)	(104)	58,422	440	(665)	—
Voya Large Cap Growth Portfolio - Class I	28,097	115,850	(17,456)	521	127,012	180	173	3,122
Voya Large Cap Value Fund - Class R6	28,335	120,654	(41,025)	(2,420)	105,544	942	(2,704)	3,295
Voya MidCap Opportunities Portfolio - Class I	11,358	48,414	(6,887)	(2,246)	50,639	—	(993)	3,317
Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,092	66,681	(13,264)	(1,995)	65,514	881	(2,408)	—
Voya Multi-Manager International Equity Fund - Class I	34,443	156,121	(21,243)	(1,817)	167,504	1,945	(2,268)	1,431
Voya Multi-Manager Large Cap Core Portfolio - Class I	26,573	202,673	(53,908)	(773)	174,565	1,578	(2,097)	2,614
Voya Multi-Manager Mid Cap Value Fund - Class I	26,309	108,880	(30,848)	(12,739)	91,602	1,024	(3,390)	13,219
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	15,067	52,531	(23,873)	(1,782)	41,943	93	1,463	—
Voya Small Company Portfolio - Class I	15,273	62,869	(8,203)	(2,844)	67,095	84	(268)	2,431
Voya U.S. Bond Index Portfolio - Class I	—	75,017	(39,425)	(316)	35,276	272	—	—
Voya U.S. Stock Index Portfolio - Class I	20,907	122,047	(23,012)	(2,265)	117,677	1,918	(1,504)	2,932
VY® Clarion Global Real Estate Portfolio - Class I	—	27,961	(2,964)	363	25,360	1	(96)	—
VY® Clarion Real Estate Portfolio - Class I	7,836	26,876	(9,285)	466	25,893	138	652	—
VY® Invesco Comstock Portfolio - Class I	11,240	85,198	(9,855)	(3,888)	82,695	1,896	139	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	21,719	3,333	(25,345)	293	—	—	340	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	28,002	117,430	(18,368)	(53)	127,011	—	663	4,454
	$348,768	$1,667,297	$(392,241)	$(34,117)	$1,589,707	$13,598	$(16,834)	$38,520

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.6%
7,908	iShares Barclays 20+ Year Treasury Bond Fund	$953,863	0.7
25,502	iShares Russell 1000 Value Index Fund	2,495,626	1.9
12,306	SPDR Trust Series 1	2,509,070	2.0
	Total Exchange-Traded Funds (Cost $5,987,128)	5,958,559	4.6
MUTUAL FUNDS: 95.3%
	Affiliated Investment Companies: 94.4%
280,513	Voya Emerging Markets Index Portfolio - Class I	2,482,539	1.9
297,230	Voya Intermediate Bond Fund - Class R6	2,939,607	2.3
1,056,177	Voya International Core Fund - Class I	9,621,776	7.5
495,593	Voya International Index Portfolio - Class I	4,470,245	3.5
507,018	Voya Large Cap Growth Portfolio - Class I	9,739,815	7.6
659,765	Voya Large Cap Value Fund - Class R6	7,699,454	6.0
301,083	Voya MidCap Opportunities Portfolio - Class I	3,880,959	3.0
571,197	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,009,401	3.9
1,237,173	Voya Multi-Manager International Equity Fund - Class I	12,817,117	10.0
894,725	Voya Multi-Manager Large Cap Core Portfolio - Class I	12,973,510	10.1
703,805	Voya Multi-Manager Mid Cap Value Fund - Class I	7,002,864	5.5
119,335	Voya Russel™ Mid Cap Growth Index Portfolio - Class I	3,208,924	2.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
261,527		Voya Small Company Portfolio - Class I	$5,159,922	4.0
249,247		Voya U.S. Bond Index Portfolio - Class I	2,622,075	2.1
867,127		Voya U.S. Stock Index Portfolio - Class I	11,567,479	9.0
165,528		VY® Clarion Global Real Estate Portfolio - Class I	1,948,269	1.5
55,132		VY® Clarion Real Estate Portfolio - Class I	1,968,763	1.5
416,313		VY® Invesco Comstock Portfolio - Class I	6,319,628	4.9
112,962	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	9,730,542	7.6
			121,162,889	94.4
		Unaffiliated Investment Companies: 0.9%
266,310	@	Credit Suisse Commodity Return Strategy Fund - Class I	1,201,057	0.9
		Total Mutual Funds (Cost $132,588,331)	122,363,946	95.3
		Total Investments in Securities (Cost $138,575,459)	$128,322,505	99.9
		Assets in Excess of Other Liabilities	75,167	0.1
		Net Assets	$128,397,672	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $139,659,844.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$492,114
Gross Unrealized Depreciation	(11,829,453)
Net Unrealized Depreciation	$(11,337,339)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,958,559	$—	$—	$5,958,559
Mutual Funds	122,363,946	—	—	122,363,946
Total Investments, at fair value	$128,322,505	$—	$—	$128,322,505

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$2,096,154	$1,274,093	$(493,501)	$(394,207)	$2,482,539	$46,235	$(54,875)	$—
Voya Intermediate Bond Fund - Class R6	838,169	3,671,965	(1,497,542)	(72,985)	2,939,607	52,469	(3,434)	—
Voya International Core Fund - Class I	8,088,480	3,118,160	(1,469,427)	(115,437)	9,621,776	105,832	(59,328)	144,233
Voya International Index Portfolio - Class I	4,260,940	1,647,205	(1,264,999)	(172,901)	4,470,245	122,312	31,428	—
Voya Large Cap Growth Portfolio - Class I	8,263,096	3,759,515	(1,476,486)	(806,310)	9,739,815	53,419	379,393	924,453
Voya Large Cap Value Fund - Class R6	8,308,600	3,699,292	(3,357,404)	(951,034)	7,699,454	141,236	(715)	493,826
Voya MidCap Opportunities Portfolio - Class I	3,340,820	1,632,172	(511,279)	(580,754)	3,880,959	—	23,717	557,613
Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,142,164	2,670,804	(1,075,196)	(728,371)	5,009,401	74,610	(111,496)	—
Voya Multi-Manager International Equity Fund - Class I	10,125,558	4,631,482	(1,507,471)	(432,452)	12,817,117	164,549	63,327	121,077
Voya Multi-Manager Large Cap Core Portfolio - Class I	7,824,953	8,723,161	(2,286,367)	(1,288,237)	12,973,510	134,000	260,222	791,843
Voya Multi-Manager Mid Cap Value Fund - Class I	7,738,805	3,379,914	(2,853,225)	(1,262,630)	7,002,864	86,658	(168,259)	1,118,444
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	4,431,650	1,104,136	(1,978,181)	(348,681)	3,208,924	25,873	386,653	—
Voya Small Company Portfolio - Class I	4,493,510	2,175,801	(724,067)	(785,322)	5,159,922	23,433	22,827	676,845
Voya U.S. Bond Index Portfolio - Class I	—	3,146,018	(488,011)	(35,932)	2,622,075	27,930	574	—
Voya U.S. Stock Index Portfolio - Class I	8,327,836	7,703,200	(3,496,462)	(967,095)	11,567,479	217,424	(248,581)	1,083,391
VY® Clarion Global Real Estate Portfolio - Class I	—	2,016,696	(39,239)	(29,188)	1,948,269	—	(770)	—
VY® Clarion Real Estate Portfolio - Class I	2,305,337	1,030,721	(1,104,884)	(262,411)	1,968,763	40,878	302,501	—
VY® Invesco Comstock Portfolio - Class I	3,306,078	4,365,736	(706,888)	(645,298)	6,319,628	171,693	59,728	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	6,387,718	806,114	(6,974,866)	(218,966)	—	—	402,534	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	8,234,736	4,116,074	(1,618,354)	(1,001,914)	9,730,542	—	611,302	1,326,831
	$102,514,604	$64,672,259	$(34,923,849)	$(11,100,125)	$121,162,889	$1,488,551	$1,896,748	$7,238,556

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(49,864)
Interest rate contracts	(27,014)
Total	$(76,878)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$54,848
Total	$54,848

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.6%
41	iShares Barclays 20+ Year Treasury Bond Fund	$4,945	0.7
131	iShares Russell 1000 Value Index Fund	12,820	1.9
65	SPDR Trust Series 1	13,253	2.0
	Total Exchange-Traded Funds (Cost $30,862)	31,018	4.6
MUTUAL FUNDS: 95.3%
	Affiliated Investment Companies: 94.4%
1,539	Voya Emerging Markets Index Portfolio - Class I	13,624	2.0
1,558	Voya Intermediate Bond Fund - Class R6	15,409	2.3
5,540	Voya International Core Fund - Class I	50,472	7.5
2,598	Voya International Index Portfolio - Class I	23,435	3.5
2,614	Voya Large Cap Growth Portfolio - Class I	50,215	7.4
3,519	Voya Large Cap Value Fund - Class R6	41,068	6.1
1,579	Voya MidCap Opportunities Portfolio - Class I	20,351	3.0
3,084	Voya Multi-Manager Emerging Markets Equity Fund - Class I	27,048	4.0
6,564	Voya Multi-Manager International Equity Fund - Class I	68,006	10.0
4,694	Voya Multi-Manager Large Cap Core Portfolio - Class I	68,064	10.1
3,750	Voya Multi-Manager Mid Cap Value Fund - Class I	37,317	5.5
626	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	16,838	2.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Affiliated Investment Companies (continued)
1,369		Voya Small Company Portfolio - Class I	$27,010	4.0
1,287		Voya U.S. Bond Index Portfolio - Class I	13,538	2.0
4,551		Voya U.S. Stock Index Portfolio - Class I	60,709	9.0
865		VY® Clarion Global Real Estate Portfolio - Class I	10,187	1.5
290		VY® Clarion Real Estate Portfolio - Class I	10,365	1.5
2,244		VY® Invesco Comstock Portfolio - Class I	34,063	5.0
586	@	VY® T. Rowe Price Growth Equity Portfolio - Class I	50,469	7.5
			638,188	94.4
		Unaffiliated Investment Companies: 0.9%
1,417	@	Credit Suisse Commodity Return Strategy Fund - Class I	6,389	0.9
		Total Mutual Funds (Cost $654,786)	644,577	95.3
		Total Investments in Securities (Cost $685,648)	$675,595	99.9
		Assets in Excess of Other Liabilities	573	0.1
		Net Assets	$676,168	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $687,507.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,258
Gross Unrealized Depreciation	(16,170)
Net Unrealized Depreciation	$(11,912)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,018	$—	$—	$31,018
Mutual Funds	644,577	—	—	644,577
Total Investments, at fair value	$675,595	$—	$—	$675,595

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$15,742	$(1,683)	$(435)	$13,624	$6	$(32)	$—
Voya Intermediate Bond Fund - Class R6	—	20,575	(5,039)	(127)	15,409	104	(14)	—
Voya International Core Fund - Class I	—	57,877	(6,156)	(1,249)	50,472	571	(32)	778
Voya International Index Portfolio - Class I	—	26,475	(2,973)	(67)	23,435	16	(37)	—
Voya Large Cap Growth Portfolio - Class I	—	54,488	(5,927)	1,654	50,215	6	267	111
Voya Large Cap Value Fund - Class R6	—	59,239	(17,036)	(1,135)	41,068	282	411	1,024
Voya MidCap Opportunities Portfolio - Class I	—	23,161	(1,988)	(822)	20,351	—	(273)	1,280
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	31,126	(3,310)	(768)	27,048	414	(26)	—
Voya Multi-Manager International Equity Fund - Class I	—	77,648	(8,224)	(1,418)	68,006	897	(91)	660
Voya Multi-Manager Large Cap Core Portfolio - Class I	—	94,482	(26,560)	142	68,064	593	1,070	93
Voya Multi-Manager Mid Cap Value Fund - Class I	—	51,776	(7,946)	(6,513)	37,317	468	(422)	6,041
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	—	25,774	(8,741)	(195)	16,838	3	93	—
Voya Small Company Portfolio - Class I	—	29,512	(2,446)	(56)	27,010	3	(97)	86
Voya U.S. Bond Index Portfolio - Class I	—	32,309	(18,625)	(146)	13,538	105	12	—
Voya U.S. Stock Index Portfolio - Class I	—	71,280	(10,947)	376	60,709	945	517	133
VY® Clarion Global Real Estate Portfolio - Class I	—	11,070	(792)	(91)	10,187	—	(16)	—
VY® Clarion Real Estate Portfolio - Class I	—	13,297	(3,326)	394	10,365	5	260	—
VY® Invesco Comstock Portfolio - Class I	—	39,020	(4,313)	(644)	34,063	740	14	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	—	874	(874)	—	—	—	16	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	54,823	(5,820)	1,466	50,469	—	239	158
	$—	$790,548	$(142,726)	$(9,634)	$638,188	$5,158	$1,859	$10,364

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
110

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.2137
Class I	NII	$0.2418
Class S	NII	$0.2274
Class S2	NII	$0.2287
All Classes	STCG	$0.0747
All Classes	LTCG	$0.3610
Voya Solution Balanced Portfolio
Class ADV	NII	$0.2846
Class I	NII	$0.3388
Class S	NII	$0.3116
Class S2	NII	$0.2862
All Classes	STCG	$0.1013
All Classes	LTCG	$0.7557
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2745
Class I	NII	$0.3331
Class S	NII	$0.3055
Class S2	NII	$0.2952
All Classes	STCG	$0.0945
All Classes	LTCG	$0.2585
Voya Solution Income Portfolio
Class ADV	NII	$0.2888
Class I	NII	$0.3570
Class S	NII	$0.3239
Class S2	NII	$0.3076
Class T	NII	$0.2239
All Classes	LTCG	$0.4199
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.3687
Class I	NII	$0.4292
Class S	NII	$0.3907
Class S2	NII	$0.3932
All Classes	STCG	$0.1422
All Classes	LTCG	$1.1765
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.2771
Class I	NII	$0.3292
Class S	NII	$0.2980
Class S2	NII	$0.2953
All Classes	STCG	$0.1015
All Classes	LTCG	$0.5230
Voya Solution 2020 Portfolio
Class ADV	NII	$0.5707
Class I	NII	$0.6454
Class S	NII	$0.6054
Class S2	NII	$0.5849
Class T	NII	$0.5608
All Classes	STCG	$0.0531
All Classes	LTCG	$0.7341
Voya Solution 2025 Portfolio
Class ADV	NII	$0.3689
Class I	NII	$0.4468
Portfolio Name	Type	Per Share Amount
Class S	NII	$0.4116
Class S2	NII	$0.3842
Class T	NII	$0.1542
All Classes	STCG	$0.1210
All Classes	LTCG	$1.1890
Voya Solution 2030 Portfolio
Class ADV	NII	$0.1910
Class I	NII	$0.2403
Class S	NII	$0.1673
Class S2	NII	$0.1565
Class T	NII	$0.1294
All Classes	STCG	$0.1310
All Classes	LTCG	$0.4269
Voya Solution 2035 Portfolio
Class ADV	NII	$0.3777
Class I	NII	$0.4584
Class S	NII	$0.4238
Class S2	NII	$0.3891
Class T	NII	$0.2410
All Classes	STCG	$0.1414
All Classes	LTCG	$1.4082
Voya Solution 2040 Portfolio
Class ADV	NII	$0.3495
Class I	NII	$0.3916
Class S	NII	$0.3423
Class S2	NII	$0.3308
Class T	NII	$0.2919
All Classes	STCG	$0.0831
All Classes	LTCG	$0.6091
Voya Solution 2045 Portfolio
Class ADV	NII	$0.3753
Class I	NII	$0.4572
Class S	NII	$0.4214
Class S2	NII	$0.3864
Class T	NII	$0.2050
All Classes	STCG	$0.1923
All Classes	LTCG	$1.8350
Voya Solution 2050 Portfolio
Class ADV	NII	$0.3529
Class I	NII	$0.3884
Class S	NII	$0.3417
Class S2	NII	$0.3269
Class T	NII	$0.2933
All Classes	STCG	$0.0345
All Classes	LTCG	$0.6939
Voya Solution 2055 Portfolio
Class ADV	NII	$0.3245
Class I	NII	$0.3900
Class S	NII	$0.3616
Class S2	NII	$0.3389
Class T	NII	$—
All Classes	STCG	$0.1429
All Classes	LTCG	$1.1953

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
111

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	11.30%
Voya Solution Balanced Portfolio	11.44%
Voya Solution Conservative Portfolio	4.75%
Voya Solution Income Portfolio	9.23%
Voya Solution Moderately Aggressive Portfolio	10.47%
Voya Solution Moderately Conservative Portfolio	6.96%
Voya Solution 2020 Portfolio	10.51%
Voya Solution 2025 Portfolio	10.51%
Voya Solution 2030 Portfolio	9.39%
Voya Solution 2035 Portfolio	11.97%
Voya Solution 2040 Portfolio	11.39%
Voya Solution 2045 Portfolio	12.27%
Voya Solution 2050 Portfolio	13.38%
Voya Solution 2055 Portfolio	13.17%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$159,239
Voya Solution Balanced Portfolio	$3,610,244
Voya Solution Conservative Portfolio	$396,989
Voya Solution Income Portfolio	$5,617,671
Voya Solution Moderately Aggressive Portfolio	$2,869,073
Voya Solution Moderately Conservative Portfolio	$2,119,890
Voya Solution 2020 Portfolio	$18,494
Voya Solution 2025 Portfolio	$99,604,540
Voya Solution 2030 Portfolio	$11,437
Voya Solution 2035 Portfolio	$105,963,365
Voya Solution 2040 Portfolio	$33,992
Voya Solution 2045 Portfolio	$92,862,966
Voya Solution 2050 Portfolio	$19,354
Voya Solution 2055 Portfolio	$10,297,691
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
112

TAX INFORMATION (Unaudited) (continued)

A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$2,040	$0.0046	14.45%
Voya Solution Balanced Portfolio	$8,640	$0.0017	4.81%
Voya Solution Conservative Portfolio	$458	$0.0003	0.11%
Voya Solution Income Portfolio	$39,261	$0.0007	3.20%
Voya Solution Moderately Aggressive Portfolio	$252,756	$0.0038	18.97%
Voya Solution Moderately Conservative Portfolio	$6,476	$0.0015	2.87%
Voya Solution 2020 Portfolio	$1,413	$0.0017	12.16%
Voya Solution 2025 Portfolio	$280,504	$0.0031	7.57%
Voya Solution 2030 Portfolio	$1,149	$0.0040	18.53%
Voya Solution 2035 Portfolio	$401,000	$0.0049	11.94%
Voya Solution 2040 Portfolio	$1,404	$0.0059	20.73%
Voya Solution 2045 Portfolio	$296,037	$0.0051	14.52%
Voya Solution 2050 Portfolio	$699	$0.0059	21.51%
Voya Solution 2055 Portfolio	$58,002	$0.0057	15.65%
Voya Solution 2060 Portfolio	$316	$0.0046	19.31%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
113

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
114

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2005 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

115

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – resent). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
116

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 –- Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

117

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1215-021716)

Annual Report
December 31, 2015
Classes ADV, I, S, S2, T and Z
Voya Partners, Inc.
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Voya Index Solution Income Portfolio

■
Voya Index Solution 2020 Portfolio

■
Voya Index Solution 2025 Portfolio

■
Voya Index Solution 2030 Portfolio

■
Voya Index Solution 2035 Portfolio

■
Voya Index Solution 2040 Portfolio

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Voya Index Solution 2045 Portfolio

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Voya Index Solution 2050 Portfolio

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Voya Index Solution 2055 Portfolio

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Voya Index Solution 2060 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index and
S&P Target Date 2055+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and beyond 2055 retirement horizon, respectively.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser”).*
Portfolio Specifics: We began the year with a tactical overweight to developed international and Japanese equities and senior loans, funded by underweights to U.S. large cap, emerging markets equity and core U.S. fixed income.
We reduced our exposure to high yield bonds at the beginning of the period, allocating the proceeds to long duration U.S. Treasuries. This was done in an effort to lengthen our duration exposure, based on lower expectations for inflation in the U.S. and continued signs of decelerated global growth. At the end of the first quarter, we further reduced our exposure to high yield bonds and allocated the proceeds to cash. This trade was made over concerns that the effects of declining crude oil prices on energy companies, which have a large representation in the high yield bond market, would create short term headwinds for the asset class. In addition, we closed our Japanese equities position that was initiated at the end of 2014 for a profit.
At the start of April, we purchased high yield bonds with cash, directly reversing our end of the first quarter trade as the thesis for the original trade, where we believed further declines in crude oil prices could negatively affect high yield, failed to transpire. In mid-April, we shifted assets from domestic mid cap equities into currency-hedged Eurozone equities, believing Eurozone equities would outperform U.S. equities because of expected economic activity improvements, continued expansion of bank lending and sustained positive effects from enhanced competitiveness of the Euro.
As part of our annual process, the Portfolios glided down at the end of April, resulting in lower strategic equity allocations across our near and intermediate-dated Portfolios. To achieve this glide down, we sold domestic mid cap equities and purchased core U.S. fixed income. In addition, we added commodities as a strategic asset allocation across all Portfolios, funded by additional reductions in domestic mid cap equities. Both supply and prices of major commodity categories have come down over the past two years, making the asset class more attractive than in previous years. This allocation will also seek to hedge inflationary pressures which may strengthen given nascent wage rises in the U.S. and expansionary monetary policy outside the U.S. At the end of the second quarter, we closed out the Eurozone equities trade enacted in April. Since early April, the run-up in sovereign bond yields caused a significant correction in Eurozone equity prices, and the unfolding situation in Greece introduced more risk than we were willing to tolerate.
At the end of July, we slightly increased our underweight to domestic mid cap equities, allocating the proceeds to core fixed income. This trade was made to reduce our overweight to equities ahead of the Federal Reserve Board (“Fed”) policy decision in September. We further de-risked the Portfolios in August ahead of the Fed’s policy decision, reducing our position in international equities and allocating the proceeds to real estate, lengthening the duration of the Portfolios. In September, we increased our underweight to emerging market equities and purchased domestic large cap equities. While emerging market equities are cheap as a group, uncertainty about Fed actions and global growth concerns present headwinds for their economies.
At the onset of the last quarter of the year, we reduced risk across the Portfolios by selling mid cap equities and buying core U.S. bonds, neutralizing our equity overweight. This trade was placed due to a worsening global economic outlook at that time and uncertainty around Fed intentions on raising interest rates. We unwound this trade at the end of October after a weak payroll report helped to push off expectations for a Fed rate hike, thereby increasing risk appetite in the markets.
At the end of October, we made changes to our strategic asset allocations across all Portfolios to reflect our longer term views. This change led to a reduction in core U.S. fixed income, domestic mid and small cap equity, emerging markets equity, and high yield; and an increase to domestic large cap equities. In addition, we added senior loans, long government bonds, U.S. and Global REITs as new asset classes within the strategic asset allocation.
In November and December, we reduced risk in the Portfolios given uncertainty over the Fed, commodities and global growth by selling high yield and buying core U.S. fixed income. The Portfolios ended the quarter in a defensive posture, with underweights to domestic mid cap equity (far-dated Portfolios) and high yield (near-dated Portfolios), with a corresponding overweight position in core U.S. fixed income.
During the year, tactical moves relative to our strategic benchmarks had a positive impact across all of the Portfolios.
All of the Portfolios underperformed their respective S&P Target Date indices this year.
Among the largest asset class contributors to absolute return were domestic large blend equities and core U.S. fixed income. Among the largest asset class detractors from absolute return were emerging markets equity and broad-basket commodities.
The Portfolios utilized S&P 400 Mini Futures and 10 Year Treasury Futures to enact a tactical position held in October. Futures were utilized to avoid affecting underlying managers with shorter term tactical moves and to provide the Portfolios with greater liquidity. This tactical position detracted from performance during the reporting period.
Current Strategy and Outlook: While we have entered into a new year, the market conditions and investor fears first seen in late 2015 persist. High yield credit and commodity markets sank to multi-year lows, while Chinese equities resumed a rout reminiscent of last summer. With a fresh round of meetings around the corner, central banks are once again in the hot seat, battling deflationary pressures and struggling to remain credible.
Chinese volatility has once again crept back into the forefront of global investor worries. While 2015 GDP growth of 6.9% is largely consistent with the People’s Bank of China’s estimates, softer-than-expected December industrial production, fixed asset investment and retail sales numbers point toward slower 2016 growth, which some are even predicting to be sub-6%. While China’s transition to a consumer-driven growth model continues to be difficult, a hard landing for the economy is still not our base case scenario.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

Recent dovish commentary from both the European Central Bank (“ECB”) and Bank of Japan (“BoJ”) has raised expectations of possible further monetary stimulus from these authorities. While the ECB left its rates unchanged following its most recent meeting, President Mario Draghi mentioned that failing to reach its inflation target would reflect poorly on the ECB’s credibility and that there is a need to “review and possibly revisit our monetary policy stance at our next meeting in early March”. Similarly, BoJ Governor Kuroda was quoted saying the Japanese central bank will make “policy adjustment without hesitation” to reach its 2% inflation target.
Financial conditions in the U.S. have tightened considerably in the new year. The S&P 500® is down about 8%, and we have seen two consecutive quarters of negative S&P earnings growth. Our current activity model is implying GDP growth of 1% for the fourth quarter, down from 2% in the third quarter. High yield bond spreads have widened out as much as 130 basis points (1.30%) (a basis point is one-hundredth of one percent) since year-end, long-term bond yields are down close to 20 basis points, and crude oil has touched 12-year lows. We believe market volatility is likely to continue since the Fed appears to be focused on both economic and market developments, both at home and abroad; it will be interesting to see if the Federal Open Market Committee’s January statement includes any discussion of market conditions.
For the U.S. we continue to see consumer-driven growth in 2016, as we rounded out 2015 with strong housing data, above consensus payroll gains and record auto sales. On the other hand, the manufacturing sector remains under pressure, with December delivering a second consecutive month of contraction; January flash Markit Manufacturing PMI surprised to the upside, however. Overall, a stronger dollar and weaker oil prices should continue to help consumers while weighing on manufacturers.

*
Effective August 7, 2015, Frank Van Etten was removed as a portfolio manager of the Portfolios. Effective December 18, 2015, Jody Hrazanek was added as a portfolio manager of the Portfolios.

**
Each Portfolio’s relative performance versus its respective benchmark can be found on page 5.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2015.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Average Annual Total Returns for the Period Ended December 31, 2015
1 Year
Voya Index Solution Income Portfolio, Class S	-1.11%
S&P Target Date Retirement Income Index	0.07%
Voya Index Solution 2020 Portfolio, Class S	-0.08%
S&P Target Date 2020 Index	0.06%
Voya Index Solution 2025 Portfolio, Class S	-1.50%
S&P Target Date 2025 Index	0.00%
Voya Index Solution 2030 Portfolio, Class S	-0.27%
S&P Target Date 2030 Index	-0.05%
Voya Index Solution 2035 Portfolio, Class S	-1.63%
S&P Target Date 2035 Index	-0.10%
Voya Index Solution 2040 Portfolio, Class S	-1.65%
S&P Target Date 2040 Index	-0.15%
Voya Index Solution 2045 Portfolio, Class S	-1.86%
S&P Target Date 2045 Index	-0.21%
Voya Index Solution 2050 Portfolio, Class S	-1.60%
S&P Target Date 2050 Index	-0.22%
Voya Index Solution 2055 Portfolio, Class S	-1.93%
S&P Target Date 2055+ Index	-0.29%
Voya Index Solution 2060 Portfolio, Class S*	-2.10%
S&P Target Date 2055+ Index	-1.74%

*
Voya Index Solution 2060 Portfolio cumulative total returns are for the date of inception on February 9, 2015, to December 31, 2015.

5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Target Asset Allocation as of December 31, 2015
Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
U.S. Large Blend	48.5%	48.5%	48.0%	48.0%	47.0%	44.0%	38.0%	33.0%	30.0%	22.0%
U.S. Mid Cap Blend	12.5%	12.5%	12.5%	12.5%	10.5%	8.5%	7.5%	7.0%	4.0%	3.0%
U.S. Small Cap	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%	2.0%	—
International Equity	22.0%	22.0%	20.5%	20.5%	19.5%	18.5%	18.5%	15.0%	12.0%	6.0%
Emerging Markets	6.0%	6.0%	6.0%	6.0%	5.0%	4.0%	4.0%	3.0%	2.0%	1.0%
U.S. Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Global Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Commodities	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%
Core Fixed Income	2.0%	2.0%	2.0%	2.0%	6.0%	9.0%	17.0%	25.0%	36.0%	53.0%
High Yield	—	—	—	—	2.0%	6.0%	6.0%	9.0%	9.0%	9.0%
Senior Debt	—	—	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Long Gov’t Bonds	1.0%	1.0%	1.0%	1.0%	—	—	—	—	—	1.0%
Total Equity	97%	97%	95%	95%	90%	83%	75%	64%	53%	35%
Total Fixed Income	3%	3%	5%	5%	10%	17%	25%	36%	47%	65%
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	-1.37%	4.44%	4.10%	—	—
Class I	-0.91%	4.97%	4.64%	—	—
Class S	-1.11%	4.70%	4.36%	—	—
Class S2	-1.25%	4.55%	—	6.14%	—
Class T	-1.47%	4.25%	3.90%	—	—
Class Z	—	—	—	—	-3.06%
S&P Target Date Retirement Income Index	0.07%	4.72%	4.33%	6.70%	-2.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	0.00%	8.78%	—
Class I	0.04%	9.20%	—
Class S	-0.08%	8.90%	—
Class S2	-0.16%	8.83%	—
Class T	-0.54%	8.46%	—
Class Z	—	—	-2.97%
S&P Target Date 2020 Index	0.06%	9.85%	-3.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	-1.80%	6.01%	4.42%	—	—
Class I	-1.25%	6.56%	4.94%	—	—
Class S	-1.50%	6.28%	4.69%	—	—
Class S2	-1.63%	6.12%	—	9.21%	—
Class T	-1.87%	5.85%	4.21%	—	—
Class Z	—	—	—	—	-4.81%
S&P Target Date 2025 Index	0.00%	6.96%	5.79%	10.41%	-3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-0.48%	10.98%	—
Class I	-0.03%	11.51%	—
Class S	-0.27%	11.18%	—
Class S2	-0.58%	11.01%	—
Class T	-0.99%	10.67%	—
Class Z	—	—	-4.23%
S&P Target Date 2030 Index	-0.05%	11.70%	-4.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	-1.91%	6.93%	4.82%	—	—
Class I	-1.47%	7.45%	5.33%	—	—
Class S	-1.63%	7.20%	5.09%	—	—
Class S2	-1.78%	7.04%	—	10.37%	—
Class T	-2.08%	6.72%	4.60%	—	—
Class Z	—	—	—	—	-5.49%
S&P Target Date 2035 Index	-0.10%	7.65%	6.00%	11.43%	-4.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-1.78%	12.45%	—
Class I	-1.50%	12.97%	—
Class S	-1.65%	12.68%	—
Class S2	-1.88%	12.51%	—
Class T	-2.19%	12.20%	—
Class Z	—	—	-5.75%
S&P Target Date 2040 Index	-0.15%	12.88%	-4.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	-2.05%	7.21%	4.80%	—	—
Class I	-1.61%	7.75%	5.32%	—	—
Class S	-1.86%	7.48%	5.06%	—	—
Class S2	-1.99%	7.32%	—	11.02%	—
Class T	-2.38%	7.00%	4.58%	—	—
Class Z	—	—	—	—	-6.26%
S&P Target Date 2045 Index	-0.21%	8.03%	6.05%	11.93%	-4.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	-1.97%	12.53%	—
Class I	-1.45%	13.11%	—
Class S	-1.60%	12.83%	—
Class S2	-1.83%	12.65%	—
Class T	-2.09%	12.34%	—
Class Z	—	—	-6.02%
S&P Target Date 2050 Index	-0.22%	13.60%	-5.12%
S&P Target Date 2045 Index	-0.21%	13.26%	-4.97%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Effective May 1, 2015, the Portfolio changed its primary benchmark from the S&P Target Date 2045 Index to the S&P Target Date 2050 Index because the S&P Target Date 2050 Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010	Since Inception of Class Z May 1, 2015
Class ADV	-2.15%	7.26%	8.29%	—
Class I	-1.66%	7.78%	8.83%	—
Class S	-1.93%	7.54%	8.56%	—
Class S2	-2.04%	7.36%	8.39%	—
Class T	-2.31%	7.04%	8.07%	—
Class Z	—	—	—	-6.22%
S&P Target Date 2055+ Index	-0.29%	8.38%	9.45%	-5.27%
S&P Target Date 2045 Index	-0.21%	8.03%	9.14%	-4.97%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Effective May 1, 2015, the Portfolio changed its primary benchmark from the S&P Target Date 2045 Index to the S&P Target Date 2055+ Index because the S&P Target Date 2055+ Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Portfolio invests.

15

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended December 31, 2015
	Since Inception of Classes ADV, I, S and T February 9, 2015	Since Inception of Class Z May 1, 2015
Class ADV	-2.30%	—
Class I	-1.80%	—
Class S	-2.10%	—
Class S2	-2.30%	—
Class Z	—	-6.12%
S&P Target Date 2055+ Index	-1.74%	-5.27%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$982.60	0.62%	$3.10	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	984.40	0.12	0.60	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	983.30	0.37	1.85	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	982.80	0.52	2.60	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	981.60	0.82	4.10	1,000.00	1,021.07	0.82	4.18
Class Z	1,000.00	986.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$989.10	0.63%	$3.16	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	986.30	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	987.60	0.38	1.90	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	986.70	0.53	2.65	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	984.60	0.83	4.15	1,000.00	1,021.02	0.83	4.23
Class Z	1,000.00	988.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$966.90	0.63%	$3.12	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	970.10	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	968.30	0.38	1.89	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	967.60	0.53	2.63	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	967.00	0.83	4.12	1,000.00	1,021.02	0.83	4.23
Class Z	1,000.00	971.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015**
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$977.50	0.63%	$3.14	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	979.00	0.13	0.65	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	978.20	0.38	1.89	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	975.00	0.53	2.64	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	972.50	0.83	4.13	1,000.00	1,021.02	0.83	4.23
Class Z	1,000.00	978.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$961.40	0.64%	$3.16	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	963.10	0.14	0.69	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	962.90	0.39	1.93	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	961.90	0.54	2.67	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	959.80	0.84	4.15	1,000.00	1,020.97	0.84	4.28
Class Z	1,000.00	965.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$962.30	0.63%	$3.12	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	962.60	0.13	0.64	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	962.40	0.38	1.88	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	960.80	0.53	2.62	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	959.00	0.83	4.10	1,000.00	1,021.02	0.83	4.23
Class Z	1,000.00	963.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$957.40	0.64%	$3.16	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	959.20	0.14	0.69	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	958.00	0.39	1.92	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	958.00	0.54	2.67	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	955.80	0.84	4.14	1,000.00	1,020.97	0.84	4.28
Class Z	1,000.00	960.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$959.30	0.64%	$3.16	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	962.50	0.14	0.69	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	961.70	0.39	1.93	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	960.00	0.54	2.67	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	958.70	0.84	4.15	1,000.00	1,020.97	0.84	4.28
Class Z	1,000.00	962.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$957.00	0.65%	$3.21	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	959.70	0.15	0.74	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	958.10	0.40	1.97	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	957.50	0.55	2.71	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	956.00	0.85	4.19	1,000.00	1,020.92	0.85	4.33
Class Z	1,000.00	960.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$959.70	0.65%	$3.21	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	962.70	0.15	0.74	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	959.80	0.40	1.98	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	958.80	0.55	2.72	1,000.00	1,022.43	0.55	2.80
Class Z	1,000.00	961.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2015, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 24, 2016
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$327,283,479	$7,313,566	$406,275,921	$4,474,208
Investments in unaffiliated underlying funds at fair value**	54,160,544	1,174,299	74,267,753	664,268
Total investments at fair value	$381,444,023	$8,487,865	$480,543,674	$5,138,476
Cash	468,402	7,129	480,374	4,102
Receivables:
Investments in affiliated underlying funds sold	5,071,176	—	13,358,639	—
Fund shares sold	415,998	244,461	176,975	168,442
Dividends	158,422	4,100	262,618	2,081
Prepaid expenses	762	7	815	3
Reimbursement due from manager	46,751	5,096	58,705	4,437
Other assets	3,177	—	5,629	—
Total assets	387,608,711	8,748,658	494,887,429	5,317,541
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	220,293	—	113,224
Payable for fund shares redeemed	5,487,174	24,169	13,535,613	55,217
Payable for investment management fees	76,036	1,454	97,502	832
Payable for distribution and shareholder service fees	106,865	2,163	148,437	1,107
Payable to trustees under the deferred compensation plan (Note 6)	3,177	—	5,629	—
Payable for trustee fees	1,288	8	2,618	5
Other accrued expenses and liabilities	46,753	2,250	74,971	2,487
Total liabilities	5,721,293	250,337	13,864,770	172,872
NET ASSETS	$381,887,418	$8,498,321	$481,022,659	$5,144,669
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$395,120,228	$8,540,398	$461,864,367	$5,181,734
Undistributed net investment income	6,124,094	61,745	10,998,166	35,142
Accumulated net realized gain (loss)	(166,180)	17,647	31,660,068	14,369
Net unrealized depreciation	(19,190,724)	(121,469)	(23,499,942)	(86,576)
NET ASSETS	$381,887,418	$8,498,321	$481,022,659	$5,144,669
* Cost of investments in affiliated underlying funds	$339,939,874	$7,399,146	$422,305,569	$4,544,391
** Cost of investments in unaffiliated underlying funds	$60,694,873	$1,210,188	$81,738,047	$680,661
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
Class ADV
Net assets	$134,514,810	$4,702,561	$228,081,162	$2,598,076
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,086,498	413,676	22,372,753	209,669
Net asset value and redemption price per share	$9.55	$11.37	$10.19	$12.39
Class I
Net assets	$30,873,426	$311,376	$49,274,946	$779,493
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,158,517	26,959	4,729,998	61,885
Net asset value and redemption price per share	$9.77	$11.55	$10.42	$12.60
Class S
Net assets	$199,998,936	$1,083,804	$166,419,764	$520,745
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,651,749	93,795	16,139,849	41,433
Net asset value and redemption price per share	$9.68	$11.55	$10.31	$12.57
Class S2
Net assets	$14,859,186	$367,182	$34,933,511	$46,758
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,564,001	31,872	3,438,658	3,756
Net asset value and redemption price per share	$9.50	$11.52	$10.16	$12.45
Class T
Net assets	$6,013	$3,705	$3,268	$4,054
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	625	324	319	328
Net asset value and redemption price per share	$9.63	$11.43	$10.24	$12.35
Class Z
Net assets	$1,635,047	$2,029,693	$2,310,008	$1,195,543
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	166,978	175,438	221,491	94,983
Net asset value and redemption price per share	$9.79	$11.57	$10.43	$12.59
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$341,595,003	$2,590,179	$229,557,712	$1,611,422
Investments in unaffiliated underlying funds at fair value**	57,658,939	330,454	29,450,670	194,723
Total investments at fair value	$399,253,942	$2,920,633	$259,008,382	$1,806,145
Cash	432,495	1,745	336,354	1,968
Receivables:
Investments in affiliated underlying funds sold	14,373,169	140,022	6,705,257	42,825
Fund shares sold	273,590	10,661	68,498	13,673
Dividends	184,129	686	64,055	307
Prepaid expenses	834	1	532	1
Reimbursement due from manager	52,006	3,833	36,426	3,484
Other assets	4,479	—	2,708	—
Total assets	414,574,644	3,077,581	266,222,212	1,868,403
LIABILITIES:
Payable for investments in unaffiliated underlying funds purchased	—	34,529	—	—
Payable for fund shares redeemed	14,646,759	116,032	6,773,754	56,498
Payable for investment management fees	80,409	431	50,348	287
Payable for distribution and shareholder service fees	126,816	651	81,571	330
Payable to trustees under the deferred compensation plan (Note 6)	4,479	—	2,708	—
Payable for trustee fees	2,179	3	1,376	2
Other accrued expenses and liabilities	54,185	2,457	27,099	2,342
Total liabilities	14,914,827	154,103	6,936,856	59,459
NET ASSETS	$399,659,817	$2,923,478	$259,285,356	$1,808,944
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$378,377,940	$2,947,872	$246,144,949	$1,806,056
Undistributed net investment income	8,559,830	21,302	4,993,787	13,201
Accumulated net realized gain	36,231,920	8,410	23,548,456	22,031
Net unrealized depreciation	(23,509,873)	(54,106)	(15,401,836)	(32,344)
NET ASSETS	$399,659,817	$2,923,478	$259,285,356	$1,808,944
* Cost of investments in affiliated underlying funds	$360,165,555	$2,638,559	$243,486,651	$1,641,904
** Cost of investments in unaffiliated underlying funds	$62,598,260	$336,180	$30,923,567	$196,585
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
Class ADV
Net assets	$199,096,902	$1,252,338	$133,884,063	$666,126
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,250,331	99,272	12,695,169	52,494
Net asset value and redemption price per share	$10.34	$12.62	$10.55	$12.69
Class I
Net assets	$37,272,145	$165,209	$27,900,165	$295,249
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,521,567	12,915	2,573,321	23,058
Net asset value and redemption price per share	$10.58	$12.79	$10.84	$12.80
Class S
Net assets	$129,763,865	$401,418	$80,586,128	$254,267
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,395,188	31,295	7,530,118	19,818
Net asset value and redemption price per share	$10.47	$12.83	$10.70	$12.83
Class S2
Net assets	$31,067,168	$13,955	$16,367,643	$13,591
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,007,397	1,099	1,550,238	1,070
Net asset value and redemption price per share	$10.33	$12.70	$10.56	$12.71
Class T
Net assets	$3,320	$4,134	$3,377	$4,123
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	320	327	319	326
Net asset value and redemption price per share	$10.37	$12.64	$10.59	$12.65
Class Z
Net assets	$2,456,417	$1,086,424	$543,980	$575,588
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	231,617	84,874	50,115	44,963
Net asset value and redemption price per share	$10.61	$12.80	$10.85	$12.80
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$65,450,904	$358,932
Investments in unaffiliated underlying funds at fair value**	6,555,330	38,012
Total investments at fair value	$72,006,234	$396,944
Cash	86,258	297
Receivables:
Investments in affiliated underlying funds sold	2,652,497	39,072
Fund shares sold	20,220	257
Dividends	17,441	53
Prepaid expenses	155	—
Prepaid offering expense	—	1,490
Reimbursement due from manager	8,829	—
Other assets	558	—
Total assets	74,792,192	438,113
LIABILITIES:
Payable for investments in unaffiliated underlying funds purchased	—	15,001
Payable for fund shares redeemed	2,672,717	24,244
Payable for investment management fees	13,721	43
Payable to investment adviser (Note 7)	—	569
Payable for distribution and shareholder service fees	22,575	57
Payable to trustees under the deferred compensation plan (Note 6)	558	—
Payable for trustee fees	351	1
Other accrued expenses and liabilities	12,352	590
Total liabilities	2,722,274	40,505
NET ASSETS	$72,069,918	$397,608
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$70,982,481	$397,672
Undistributed net investment income	1,243,025	2,288
Accumulated net realized gain	5,328,819	4,847
Net unrealized depreciation	(5,484,407)	(7,199)
NET ASSETS	$72,069,918	$397,608
* Cost of investments in affiliated underlying funds	$70,672,554	$365,747
** Cost of investments in unaffiliated underlying funds	$6,818,087	$38,396
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015 (continued)

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
Class ADV
Net assets	$37,161,804	$86,657
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,832,431	8,866
Net asset value and redemption price per share	$13.12	$9.77
Class I
Net assets	$8,112,755	$32,102
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	606,356	3,270
Net asset value and redemption price per share	$13.38	$9.82
Class S
Net assets	$20,529,722	$131,030
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,549,105	13,384
Net asset value and redemption price per share	$13.25	$9.79
Class S2
Net assets	$5,815,865	$4,378
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	441,590	448
Net asset value and redemption price per share	$13.17	$9.77
Class T
Net assets	$4,145	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	316	n/a
Net asset value and redemption price per share	$13.11	n/a
Class Z
Net assets	$445,627	$143,441
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	33,263	14,600
Net asset value and redemption price per share	$13.40	$9.82
See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
INVESTMENT INCOME:
Interest	$139	$—	$—	$—
Dividends from affiliated underlying funds	5,138,310	55,499	8,989,735	32,368
Dividends from unaffiliated underlying funds	1,787,782	12,612	3,477,016	6,179
Total investment income	6,926,231	68,111	12,466,751	38,547
EXPENSES:
Investment management fees(1)	541,570	3,332	1,044,660	1,851
Distribution and shareholder service fees:
Class ADV	378,079	4,198	1,211,284	2,172
Class S	395,456	397	482,701	312
Class S2	41,018	332	184,128	48
Class T	32	29	27	33
Transfer agent fees	536	466	740	497
Administrative service fees(1)	56,267	6	174,168	7
Shareholder reporting expense	6,888	1,154	11,630	1,074
Professional fees	38,069	7,852	85,685	7,850
Custody and accounting expense	16,873	4,377	45,930	4,462
Trustee fees	7,723	48	15,706	27
Miscellaneous expense	16,156	7,986	25,271	8,005
Total expenses	1,498,667	30,177	3,281,930	26,338
Net waived and reimbursed fees	(383,058)	(23,772)	(750,525)	(22,970)
Net expenses	1,115,609	6,405	2,531,405	3,368
Net investment income	5,810,622	61,706	9,935,346	35,179
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,616,742	23,249	20,321,193	14,925
Sale of unaffiliated underlying funds	(1,836,275)	(6,494)	(3,529,700)	(2,214)
Capital gain distributions from affiliated underlying funds	3,364,336	992	18,618,174	1,813
Foreign currency related transactions	(194)	—	(379)	—
Futures	(264,473)	—	683,313	—
Net realized gain	3,880,136	17,747	36,092,601	14,524
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(12,937,281)	(87,025)	(49,026,314)	(72,501)
Unaffiliated underlying funds	(3,516,810)	(35,780)	(5,591,864)	(16,300)
Foreign currency related transactions	(412)	—	(1,194)	—
Futures	91,413	—	265,099	—
Net change in unrealized appreciation (depreciation)	(16,363,090)	(122,805)	(54,354,273)	(88,801)
Net realized and unrealized loss	(12,482,954)	(105,058)	(18,261,672)	(74,277)
Decrease in net assets resulting from operations	$(6,672,332)	$(43,352)	$(8,326,326)	$(39,098)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
INVESTMENT INCOME:
Interest	$—	$—	$176	$—
Dividends from affiliated underlying funds	7,630,646	21,085	5,148,941	13,204
Dividends from unaffiliated underlying funds	2,268,707	1,975	593,746	1,092
Total investment income	9,899,353	23,060	5,742,863	14,296
EXPENSES:
Investment management fees(1)	849,917	936	509,676	673
Distribution and shareholder service fees:
Class ADV	1,068,637	1,163	700,878	623
Class S	377,106	189	234,650	121
Class S2	169,675	28	87,059	31
Class T	27	33	29	33
Transfer agent fees	559	487	612	466
Administrative service fees(1)	145,420	8	90,876	7
Shareholder reporting expense	11,226	1,084	6,700	1,081
Professional fees	72,895	7,625	49,262	7,545
Custody and accounting expense	39,666	4,665	24,617	4,571
Trustee fees	13,072	15	8,258	10
Miscellaneous expense	25,217	7,905	17,187	7,914
Total expenses	2,773,417	24,138	1,729,804	23,075
Net waived and reimbursed fees	(572,418)	(22,316)	(339,401)	(21,919)
Net expenses	2,200,999	1,822	1,390,403	1,156
Net investment income	7,698,354	21,238	4,352,460	13,140
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	19,873,124	6,969	11,166,567	19,935
Sale of unaffiliated underlying funds	(2,381,316)	(475)	(519,500)	299
Capital gain distributions from affiliated underlying funds	20,355,742	2,001	14,421,719	1,868
Foreign currency related transactions	(318)	—	(201)	—
Futures	312,705	—	(133,816)	—
Net realized gain	38,159,937	8,495	24,934,769	22,102
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(49,852,119)	(51,585)	(33,456,744)	(33,745)
Unaffiliated underlying funds	(3,930,765)	(5,645)	(1,677,800)	(1,817)
Foreign currency related transactions	(1,002)	—	—	—
Futures	222,439	—	137,120	—
Net change in unrealized appreciation (depreciation)	(53,561,447)	(57,230)	(34,997,424)	(35,562)
Net realized and unrealized loss	(15,401,510)	(48,735)	(10,062,655)	(13,460)
Decrease in net assets resulting from operations	$(7,703,156)	$(27,497)	$(5,710,195)	$(320)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
		February 9, 2015(2) to December 31, 2015
INVESTMENT INCOME:
Interest	$42	$—
Dividends from affiliated underlying funds	1,356,242	2,382
Dividends from unaffiliated underlying funds	90,073	170
Total investment income	1,446,357	2,552
EXPENSES:
Investment management fees(1)	128,253	155
Distribution and shareholder service fees:
Class ADV	179,305	141
Class S	57,940	40
Class S2	27,080	53
Class T	34	—
Transfer agent fees	454	354
Administrative service fees(1)	21,530	4
Shareholder reporting expense	4,047	837
Professional fees	19,050	7,432
Custody and accounting expense	12,971	989
Trustee fees	2,111	3
Offering expense	—	11,784
Miscellaneous expense	9,376	5,157
Total expenses	462,151	26,949
Net waived and reimbursed fees	(97,229)	(26,637)
Net expenses	364,922	312
Net investment income	1,081,435	2,240
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,027,466	3,286
Sale of unaffiliated underlying funds	(120,797)	(9)
Capital gain distributions from affiliated underlying funds	3,795,609	1,618
Foreign currency related transactions	(38)	—
Futures	(48,025)	—
Net realized gain	5,654,215	4,895
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(8,127,114)	(6,816)
Unaffiliated underlying funds	(342,592)	(383)
Foreign currency related transactions	(137)	—
Futures	30,471	—
Net change in unrealized appreciation (depreciation)	(8,439,372)	(7,199)
Net realized and unrealized loss	(2,785,157)	(2,304)
Decrease in net assets resulting from operations	$(1,703,722)	$(64)

(1)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(2)
Commencement of operations.

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2020 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$5,810,622	$3,026,253	$61,706	$280
Net realized gain	3,880,136	10,412,571	17,747	1,236
Net change in unrealized appreciation (depreciation)	(16,363,090)	(3,149,455)	(122,805)	(524)
Increase (decrease) in net assets resulting from operations	(6,672,332)	10,289,369	(43,352)	992
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(634,249)	(772,494)	(166)	(70)
Class I	(130,597)	(114,554)	(22)	(86)
Class S	(2,345,797)	(2,893,994)	(17)	(78)
Class S2	(58,282)	(105,484)	(1)	(74)
Class T	(53)	(60)	—	(63)
Class Z	(79)	—	(111)	—
Net realized gains:
Class ADV	(2,276,217)	(1,929,367)	(326)	(204)
Class I	(360,664)	(234,690)	(99)	(205)
Class S	(7,391,138)	(6,640,745)	(98)	(205)
Class S2	(216,486)	(256,790)	(98)	(205)
Class T	(215)	(170)	(98)	(205)
Class Z	(219)	—	(493)	—
Total distributions	(13,413,996)	(12,948,348)	(1,529)	(1,395)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,814,739	18,242,750	8,854,316	—
Proceeds from shares issued in merger (Note 10)	251,868,347	—	—	—
Reinvestment of distributions	13,413,728	12,948,348	948	1,395
	292,096,814	31,191,098	8,855,264	1,395
Cost of shares redeemed	(61,919,717)	(40,526,463)	(331,327)	—
Net increase (decrease) in net assets resulting from capital share transactions	230,177,097	(9,335,365)	8,523,937	1,395
Net increase (decrease) in net assets	210,090,769	(11,994,344)	8,479,056	992
NET ASSETS:
Beginning of year or period	171,796,649	183,790,993	19,265	18,273
End of year or period	$381,887,418	$171,796,649	$8,498,321	$19,265
Undistributed net investment income at end of year or period	$6,124,094	$3,167,134	$61,745	$316

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2025 Portfolio		Voya Index Solution 2030 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$9,935,346	$7,361,975	$35,179	$259
Net realized gain	36,092,601	43,795,712	14,524	1,715
Net change in unrealized appreciation (depreciation)	(54,354,273)	(23,332,312)	(88,801)	(952)
Increase (decrease) in net assets resulting from operations	(8,326,326)	27,825,375	(39,098)	1,022
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,410,776)	(4,030,265)	(392)	(66)
Class I	(1,024,278)	(849,202)	—	(89)
Class S	(3,258,109)	(3,199,937)	—	(77)
Class S2	(497,192)	(813,600)	—	(70)
Class T	(46)	(49)	—	(63)
Class Z	(97)	—	—	—
Net realized gains:
Class ADV	(20,270,652)	(11,835,104)	(1,153)	(275)
Class I	(4,465,190)	(1,963,736)	(63)	(275)
Class S	(16,160,818)	(8,308,066)	(63)	(275)
Class S2	(2,976,718)	(2,273,330)	(63)	(275)
Class T	(310)	(169)	(63)	(275)
Class Z	(425)	—	(287)	—
Total distributions	(52,064,611)	(33,273,458)	(2,084)	(1,740)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	82,168,309	99,795,707	5,919,215	—
Reinvestment of distributions	52,064,255	33,273,458	1,749	1,740
	134,232,564	133,069,165	5,920,964	1,740
Cost of shares redeemed	(112,129,124)	(110,199,751)	(756,043)	—
Net increase in net assets resulting from capital share transactions	22,103,440	22,869,414	5,164,921	1,740
Net increase (decrease) in net assets	(38,287,497)	17,421,331	5,123,739	1,022
NET ASSETS:
Beginning of year or period	519,310,156	501,888,825	20,930	19,908
End of year or period	$481,022,659	$519,310,156	$5,144,669	$20,930
Undistributed net investment income at end of year or period	$10,998,166	$8,183,908	$35,142	$302

See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2035 Portfolio		Voya Index Solution 2040 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$7,698,354	$5,301,346	$21,238	$235
Net realized gain	38,159,937	45,024,404	8,495	2,174
Net change in unrealized appreciation (depreciation)	(53,561,447)	(26,274,767)	(57,230)	(1,164)
Increase (decrease) in net assets resulting from operations	(7,703,156)	24,050,983	(27,497)	1,245
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,703,379)	(2,989,256)	(75)	(59)
Class I	(708,488)	(523,257)	(34)	(80)
Class S	(2,295,635)	(2,197,001)	(17)	(70)
Class S2	(396,748)	(689,228)	(17)	(62)
Class T	(42)	(44)	(3)	(54)
Class Z	(1,039)	—	(145)	—
Net realized gains:
Class ADV	(21,434,185)	(10,988,649)	(374)	(290)
Class I	(4,034,485)	(1,477,868)	(211)	(291)
Class S	(15,058,363)	(7,016,371)	(211)	(291)
Class S2	(3,244,251)	(2,367,719)	(210)	(290)
Class T	(384)	(192)	(210)	(290)
Class Z	(5,917)	—	(896)	—
Total distributions	(49,882,916)	(28,249,585)	(2,403)	(1,777)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,304,946	92,260,369	3,198,357	858
Reinvestment of distributions	49,882,490	28,249,585	1,242	1,777
	121,187,436	120,509,954	3,199,599	2,635
Cost of shares redeemed	(97,566,851)	(88,259,903)	(269,435)	(3)
Net increase in net assets resulting from capital share transactions	23,620,585	32,250,051	2,930,164	2,632
Net increase (decrease) in net assets	(33,965,487)	28,051,449	2,900,264	2,100
NET ASSETS:
Beginning of year or period	433,625,304	405,573,855	23,214	21,114
End of year or period	$399,659,817	$433,625,304	$2,923,478	$23,214
Undistributed net investment income at end of year or period	$8,559,830	$6,102,320	$21,302	$291

See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2045 Portfolio		Voya Index Solution 2050 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$4,352,460	$2,485,193	$13,140	$203
Net realized gain	24,934,769	29,766,306	22,102	2,196
Net change in unrealized appreciation (depreciation)	(34,997,424)	(17,212,877)	(35,562)	(1,180)
Increase (decrease) in net assets resulting from operations	(5,710,195)	15,038,622	(320)	1,219
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,357,061)	(1,590,364)	(14)	(56)
Class I	(377,565)	(256,041)	(37)	(77)
Class S	(1,127,665)	(1,143,217)	(24)	(67)
Class S2	(156,530)	(257,702)	(21)	(59)
Class T	(31)	(33)	(6)	(51)
Class Z	(43)	—	(158)	—
Net realized gains:
Class ADV	(14,880,990)	(7,081,744)	(232)	(282)
Class I	(2,763,241)	(854,800)	(233)	(282)
Class S	(9,852,747)	(4,391,211)	(232)	(283)
Class S2	(1,757,731)	(1,092,301)	(232)	(282)
Class T	(417)	(193)	(231)	(282)
Class Z	(314)	—	(982)	—
Total distributions	(32,274,335)	(16,667,606)	(2,402)	(1,721)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,386,012	61,543,097	2,217,945	—
Reinvestment of distributions	32,273,888	16,667,606	1,145	1,721
	90,659,900	78,210,703	2,219,090	1,721
Cost of shares redeemed	(62,654,289)	(50,959,586)	(429,831)	—
Net increase in net assets resulting from capital share transactions	28,005,611	27,251,117	1,789,259	1,721
Net increase (decrease) in net assets	(9,978,919)	25,622,133	1,786,537	1,219
NET ASSETS:
Beginning of year or period	269,264,275	243,642,142	22,407	21,188
End of year or period	$259,285,356	$269,264,275	$1,808,944	$22,407
Undistributed net investment income at end of year or period	$4,993,787	$3,016,491	$13,201	$260

See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2055 Portfolio		Voya Index Solution 2060 Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	February 9, 2015(1) to December 31, 2015
FROM OPERATIONS:
Net investment income	$1,081,435	$540,524	$2,240
Net realized gain	5,654,215	5,931,849	4,895
Net change in unrealized appreciation (depreciation)	(8,439,372)	(3,291,793)	(7,199)
Increase (decrease) in net assets resulting from operations	(1,703,722)	3,180,580	(64)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(292,320)	(278,053)	—
Class I	(72,668)	(41,530)	—
Class S	(245,405)	(201,219)	—
Class S2	(39,840)	(55,145)	—
Class T	(27)	(31)	—
Class Z	(2,379)	—	—
Net realized gains:
Class ADV	(2,921,488)	(1,203,256)	—
Class I	(488,658)	(134,385)	—
Class S	(1,953,282)	(741,487)	—
Class S2	(416,612)	(237,458)	—
Class T	(378)	(184)	—
Class Z	(15,988)	—	—
Total distributions	(6,449,045)	(2,892,748)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,927,242	23,259,708	607,321
Reinvestment of distributions	6,448,642	2,892,748	—
	39,375,884	26,152,456	607,321
Cost of shares redeemed	(21,064,074)	(11,668,378)	(209,649)
Net increase in net assets resulting from capital share transactions	18,311,810	14,484,078	397,672
Net increase in net assets	10,159,043	14,771,910	397,608
NET ASSETS:
Beginning of year or period	61,910,875	47,138,965	—
End of year or period	$72,069,918	$61,910,875	$397,608
Undistributed net investment income at end of year or period	$1,243,025	$652,377	$2,288

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
33

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-15	10.53	0.21•	(0.33)	(0.12)	0.19	0.67	—	0.86	—	9.55	(1.37)	0.77	0.62	0.62	2.17	134,515	34
12-31-14	10.73	0.17	0.43	0.60	0.23	0.57	—	0.80	—	10.53	5.68	0.78	0.62	0.62	1.50	37,651	23
12-31-13	10.64	0.19•	0.58	0.77	0.30	0.38	—	0.68	—	10.73	7.50	0.76	0.61	0.61	1.74	37,886	39
12-31-12	10.42	0.19•	0.67	0.86	0.26	0.38	—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
12-31-11	10.76	0.14	0.09	0.23	0.25	0.32	—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
Class I
12-31-15	10.76	0.28•	(0.36)	(0.08)	0.24	0.67	—	0.91	—	9.77	(0.91)	0.27	0.12	0.12	2.84	30,873	34
12-31-14	10.94	0.22•	0.45	0.67	0.28	0.57	—	0.85	—	10.76	6.23	0.28	0.12	0.12	2.00	5,042	23
12-31-13	10.82	0.22•	0.63	0.85	0.35	0.38	—	0.73	—	10.94	8.10	0.26	0.11	0.11	2.01	5,682	39
12-31-12	10.59	0.27•	0.64	0.91	0.30	0.38	—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
12-31-11	10.90	0.21•	0.09	0.30	0.29	0.32	—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
Class S
12-31-15	10.66	0.23•	(0.33)	(0.10)	0.21	0.67	—	0.88	—	9.68	(1.11)	0.52	0.37	0.37	2.24	199,999	34
12-31-14	10.85	0.19•	0.44	0.63	0.25	0.57	—	0.82	—	10.66	5.90	0.53	0.37	0.37	1.73	124,505	23
12-31-13	10.74	0.21•	0.60	0.81	0.32	0.38	—	0.70	—	10.85	7.78	0.51	0.36	0.36	1.92	134,689	39
12-31-12	10.51	0.21•	0.68	0.89	0.28	0.38	—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
12-31-11	10.82	0.19	0.08	0.27	0.26	0.32	—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
Class S2
12-31-15	10.46	0.22•	(0.33)	(0.11)	0.18	0.67	—	0.85	—	9.50	(1.25)	0.77	0.52	0.52	2.28	14,859	34
12-31-14	10.66	0.17•	0.43	0.60	0.23	0.57	—	0.80	—	10.46	5.78	0.78	0.52	0.52	1.56	4,595	23
12-31-13	10.58	0.20•	0.58	0.78	0.32	0.38	—	0.70	—	10.66	7.64	0.76	0.51	0.51	1.87	5,531	39
12-31-12	10.39	0.22•	0.64	0.86	0.29	0.38	—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
12-31-11	10.75	0.15•	0.09	0.24	0.28	0.32	—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
Class T
12-31-15	10.60	0.18•	(0.31)	(0.13)	0.17	0.67	—	0.84	—	9.63	(1.47)	1.02	0.82	0.82	1.82	6	34
12-31-14	10.79	0.13	0.45	0.58	0.20	0.57	—	0.77	—	10.60	5.47	1.03	0.82	0.82	1.31	3	23
12-31-13	10.69	0.16	0.59	0.75	0.27	0.38	—	0.65	—	10.79	7.28	1.01	0.81	0.81	1.51	3	39
12-31-12	10.46	0.16	0.68	0.84	0.23	0.38	—	0.61	—	10.69	8.09	0.96	0.82	0.82	1.53	3	45
12-31-11	10.78	0.13	0.08	0.21	0.21	0.32	—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
Class Z
05-01-15(5) - 12-31-15	11.02	0.58•	(0.90)	(0.32)	0.24	0.67	—	0.91	—	9.79	(3.06)	0.28	0.00	0.00	9.14	1,635	34
Voya Index Solution 2020 Portfolio
Class ADV
12-31-15	11.82	0.46•	(0.46)	0.00*	0.15	0.30	—	0.45	—	11.37	0.00	2.22	0.63	0.63	4.05	4,703	108
12-31-14	12.11	0.15	0.47	0.62	0.23	0.68	—	0.91	—	11.82	5.27	71.22	0.63	0.63	1.31	4	23
12-31-13	11.41	0.19	1.30	1.49	0.26	0.54	—	0.80	0.01	12.11	13.55(a)	95.97	0.62	0.62	1.61	4	36
12-31-12	10.76	0.17	1.02	1.19	0.02	0.52	—	0.54	—	11.41	11.12	58.46	0.62	0.62	1.54	3	61
10-03-11(5) - 12-31-11	10.00	0.01	0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.62	0.62	0.42	3	41
See Accompanying Notes to Financial Statements
34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class I
12-31-15	11.91	0.34•	(0.33)	0.01	0.07	0.30	—	0.37	—	11.55	0.04	1.72	0.13	0.13	2.98	311	108
12-31-14	12.18	0.21	0.49	0.70	0.29	0.68	—	0.97	—	11.91	5.86	70.72	0.13	0.13	1.82	4	23
12-31-13	11.47	0.25	1.30	1.55	0.31	0.54	—	0.85	0.01	12.18	14.02(a)	95.47	0.12	0.12	2.11	4	36
12-31-12	10.77	0.23	1.02	1.25	0.03	0.52	—	0.55	—	11.47	11.69	57.96	0.12	0.12	2.04	3	61
10-03-11(5) - 12-31-11	10.00	0.02	0.75	0.77	—	—	—	—	—	10.77	7.70	0.12	0.12	0.12	0.90	3	41
Class S
12-31-15	11.91	0.58•	(0.59)	(0.01)	0.05	0.30	—	0.35	—	11.55	(0.08)	1.97	0.38	0.38	5.10	1,084	108
12-31-14	12.19	0.18	0.48	0.66	0.26	0.68	—	0.94	—	11.91	5.54	70.97	0.38	0.38	1.57	4	23
12-31-13	11.43	0.22	1.29	1.51	0.22	0.54	—	0.76	0.01	12.19	13.63(a)	95.72	0.37	0.37	1.86	4	36
12-31-12	10.76	0.20	1.01	1.21	0.02	0.52	—	0.54	—	11.43	11.36	58.21	0.37	0.37	1.79	3	61
10-03-11(5) - 12-31-11	10.00	0.02	0.74	0.76	—	—	—	—	—	10.76	7.60	0.37	0.37	0.37	0.66	3	41
Class S2
12-31-15	11.84	0.46•	(0.48)	(0.02)	0.00*	0.30	—	0.30	—	11.52	(0.16)	2.22	0.53	0.53	3.99	367	108
12-31-14	12.13	0.16	0.48	0.64	0.25	0.68	—	0.93	—	11.84	5.36	71.22	0.53	0.53	1.41	4	23
12-31-13	11.43	0.20	1.31	1.51	0.28	0.54	—	0.82	0.01	12.13	13.64(a)	95.97	0.52	0.52	1.71	4	36
12-31-12	10.76	0.21	1.00	1.21	0.02	0.52	—	0.54	—	11.43	11.33	58.46	0.52	0.52	1.90	3	61
10-03-11(5) - 12-31-11	10.00	0.01	0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.52	0.52	0.54	3	41
Class T
12-31-15	11.79	0.22	(0.28)	(0.06)	—	0.30	—	0.30	—	11.43	(0.54)	2.47	0.83	0.83	1.87	4	108
12-31-14	12.08	0.13	0.47	0.60	0.21	0.68	—	0.89	—	11.79	5.07	71.47	0.83	0.83	1.11	4	23
12-31-13	11.38	0.17	1.29	1.46	0.23	0.54	—	0.77	0.01	12.08	13.30(a)	96.22	0.82	0.82	1.40	4	36
12-31-12	10.75	0.15	1.01	1.16	0.01	0.52	—	0.53	—	11.38	10.88	58.71	0.82	0.82	1.34	3	61
10-03-11(5) - 12-31-11	10.00	0.00*	0.75	0.75	—	—	—	—	—	10.75	7.50	0.87	0.82	0.82	0.18	3	41
Class Z
05-01-15(5) - 12-31-15	12.30	0.38•	(0.74)	(0.36)	0.07	0.30	—	0.37	—	11.57	(2.97)	1.70	0.00	0.00	4.91	2,030	108
Voya Index Solution 2025 Portfolio
Class ADV
12-31-15	11.49	0.19	(0.36)	(0.17)	0.16	0.97	—	1.13	—	10.19	(1.80)	0.77	0.63	0.63	1.75	228,081	40
12-31-14	11.63	0.15	0.46	0.61	0.19	0.56	—	0.75	—	11.49	5.41	0.77	0.62	0.62	1.29	242,980	33
12-31-13	10.38	0.18•	1.54	1.72	0.16	0.31	—	0.47	—	11.63	16.77	0.75	0.61	0.61	1.66	245,758	40
12-31-12	9.56	0.16•	1.04	1.20	0.12	0.26	—	0.38	—	10.38	12.74	0.71	0.62	0.62	1.63	181,218	39
12-31-11	10.40	0.12•	(0.34)	(0.22)	0.15	0.47	—	0.62	—	9.56	(1.75)	0.62	0.62	0.62	1.19	114,181	95
Class I
12-31-15	11.72	0.26•	(0.37)	(0.11)	0.22	0.97	—	1.19	—	10.42	(1.25)	0.27	0.13	0.13	2.29	49,275	40
12-31-14	11.84	0.22•	0.46	0.68	0.24	0.56	—	0.80	—	11.72	5.95	0.27	0.12	0.12	1.89	46,808	33
12-31-13	10.54	0.24•	1.56	1.80	0.19	0.31	—	0.50	—	11.84	17.38	0.25	0.11	0.11	2.13	33,098	40
12-31-12	9.69	0.24•	1.02	1.26	0.15	0.26	—	0.41	—	10.54	13.26	0.21	0.12	0.12	2.32	29,471	39
12-31-11	10.52	0.16•	(0.34)	(0.18)	0.18	0.47	—	0.65	—	9.69	(1.24)	0.12	0.12	0.12	1.55	15,692	95
See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class S
12-31-15	11.61	0.23	(0.36)	(0.13)	0.20	0.97	—	1.17	—	10.31	(1.50)	0.52	0.38	0.38	1.99	166,420	40
12-31-14	11.74	0.18	0.47	0.65	0.22	0.56	—	0.78	—	11.61	5.67	0.52	0.37	0.37	1.55	186,666	33
12-31-13	10.47	0.21•	1.54	1.75	0.17	0.31	—	0.48	—	11.74	17.00	0.50	0.36	0.36	1.88	174,380	40
12-31-12	9.62	0.19•	1.05	1.24	0.13	0.26	—	0.39	—	10.47	13.12	0.46	0.37	0.37	1.84	138,176	39
12-31-11	10.46	0.14•	(0.34)	(0.20)	0.17	0.47	—	0.64	—	9.62	(1.55)	0.37	0.37	0.37	1.42	98,843	95
Class S2
12-31-15	11.44	0.20•	(0.35)	(0.15)	0.16	0.97	—	1.13	—	10.16	(1.63)	0.77	0.53	0.53	1.83	34,934	40
12-31-14	11.58	0.16•	0.46	0.62	0.20	0.56	—	0.76	—	11.44	5.52	0.77	0.52	0.52	1.36	42,853	33
12-31-13	10.34	0.20•	1.52	1.72	0.17	0.31	—	0.48	—	11.58	16.87	0.75	0.51	0.51	1.80	48,649	40
12-31-12	9.53	0.18•	1.03	1.21	0.14	0.26	—	0.40	—	10.34	12.88	0.71	0.52	0.52	1.77	32,743	39
12-31-11	10.40	0.09•	(0.31)	(0.22)	0.18	0.47	—	0.65	—	9.53	(1.70)	0.62	0.52	0.52	0.93	13,158	95
Class T
12-31-15	11.53	0.17	(0.35)	(0.18)	0.14	0.97	—	1.11	—	10.24	(1.87)	1.02	0.83	0.83	1.55	3	40
12-31-14	11.66	0.12	0.47	0.59	0.16	0.56	—	0.72	—	11.53	5.23	1.02	0.82	0.82	1.10	4	33
12-31-13	10.39	0.16	1.54	1.70	0.12	0.31	—	0.43	—	11.66	16.58	1.00	0.81	0.81	1.42	3	40
12-31-12	9.55	0.14	1.04	1.18	0.08	0.26	—	0.34	—	10.39	12.54	0.96	0.82	0.82	1.34	3	39
12-31-11	10.37	0.10	(0.34)	(0.24)	0.11	0.47	—	0.58	—	9.55	(1.93)	0.87	0.82	0.82	0.97	3	95
Class Z
05-01-15(5) - 12-31-15	12.17	0.41•	(0.96)	(0.55)	0.22	0.97	—	1.19	—	10.43	(4.81)	0.28	0.00	0.00	5.95	2,310	40
Voya Index Solution 2030 Portfolio
Class ADV
12-31-15	12.70	0.48•	(0.53)	(0.05)	0.07	0.19	—	0.26	—	12.39	(0.48)	3.36	0.63	0.63	3.93	2,598	136
12-31-14	13.19	0.14	0.50	0.64	0.22	0.91	—	1.13	—	12.70	5.00	65.69	0.63	0.63	1.10	4	32
12-31-13	11.85	0.19•	1.95	2.14	0.27	0.55	—	0.82	0.02	13.19	18.71(b)	87.48	0.61	0.61	1.48	4	41
12-31-12	11.00	0.20	1.33	1.53	0.01	0.67	—	0.68	—	11.85	13.99	43.07	0.62	0.62	1.74	4	51
10-03-11(5) - 12-31-11	10.00	(0.00)*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.62	0.62	(0.00)*	3	50
Class I
12-31-15	12.79	0.99•	(0.99)	0.00*	—	0.19	—	0.19	—	12.60	(0.03)	2.86	0.13	0.13	8.08	779	136
12-31-14	13.28	0.20	0.51	0.71	0.29	0.91	—	1.20	—	12.79	5.52	65.19	0.13	0.13	1.61	4	32
12-31-13	11.91	0.25•	1.97	2.22	0.32	0.55	—	0.87	0.02	13.28	19.32(b)	86.98	0.11	0.11	1.97	4	41
12-31-12	11.01	0.26•	1.33	1.59	0.02	0.67	—	0.69	—	11.91	14.55	42.57	0.12	0.12	2.23	4	51
10-03-11(5) - 12-31-11	10.00	0.01	1.00	1.01	—	—	—	—	—	11.01	10.10	0.12	0.12	0.12	0.46	3	50
Class S
12-31-15	12.79	0.43•	(0.46)	(0.03)	—	0.19	—	0.19	—	12.57	(0.27)	3.11	0.38	0.38	3.45	521	136
12-31-14	13.27	0.17	0.52	0.69	0.26	0.91	—	1.17	—	12.79	5.32	65.44	0.38	0.38	1.35	4	32
12-31-13	11.87	0.22	1.94	2.16	0.23	0.55	—	0.78	0.02	13.27	18.78(b)	87.23	0.36	0.36	1.73	4	41
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.22	42.82	0.37	0.37	2.00	4	51
10-03-11(5) - 12-31-11	10.00	0.00*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.37	0.37	0.37	0.17	3	50
See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S2
12-31-15	12.71	0.48•	(0.55)	(0.07)	—	0.19	—	0.19	—	12.45	(0.58)	3.36	0.53	0.53	3.87	47	136
12-31-14	13.21	0.15	0.49	0.64	0.23	0.91	—	1.14	—	12.71	5.00	65.69	0.53	0.53	1.20	4	32
12-31-13	11.87	0.20	1.95	2.15	0.28	0.55	—	0.83	0.02	13.21	18.79(b)	87.48	0.51	0.51	1.58	4	41
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.20	43.07	0.52	0.52	1.97	4	51
10-03-11(5) - 12-31-11	10.00	0.00*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.52	0.52	0.11	3	50
Class T
12-31-15	12.66	0.24	(0.36)	(0.12)	—	0.19	—	0.19	—	12.35	(0.99)	3.61	0.83	0.83	1.88	4	136
12-31-14	13.17	0.11	0.50	0.61	0.21	0.91	—	1.12	—	12.66	4.75	65.94	0.83	0.83	0.91	4	32
12-31-13	11.82	0.16	1.96	2.12	0.24	0.55	—	0.79	0.02	13.17	18.56(b)	87.73	0.81	0.81	1.27	4	41
12-31-12	10.99	0.18	1.32	1.50	0.00*	0.67	—	0.67	—	11.82	13.75	43.32	0.82	0.82	1.52	4	51
10-03-11(5) - 12-31-11	10.00	(0.01)	1.00	0.99	—	—	—	—	—	10.99	9.90	0.87	0.82	0.82	(0.29)	3	50
Class Z
05-01-15(5) - 12-31-15	13.34	0.36•	(0.92)	(0.56)	—	0.19	—	0.19	—	12.59	(4.23)	2.82	0.00	0.00	4.30	1,196	136
Voya Index Solution 2035 Portfolio
Class ADV
12-31-15	11.86	0.18	(0.35)	(0.17)	0.15	1.20	—	1.35	—	10.34	(1.91)	0.77	0.64	0.64	1.62	199,097	38
12-31-14	12.01	0.13	0.53	0.66	0.17	0.64	—	0.81	—	11.86	5.65	0.76	0.63	0.63	1.12	213,542	44
12-31-13	10.25	0.17•	2.01	2.18	0.12	0.30	—	0.42	—	12.01	21.67	0.75	0.62	0.62	1.51	208,246	45
12-31-12	9.30	0.15•	1.21	1.36	0.09	0.32	—	0.41	—	10.25	14.87	0.71	0.62	0.62	1.47	150,358	34
12-31-11	10.27	0.11•	(0.51)	(0.40)	0.12	0.45	—	0.57	—	9.30	(3.46)	0.62	0.62	0.62	1.06	94,263	100
Class I
12-31-15	12.11	0.25•	(0.37)	(0.12)	0.21	1.20	—	1.41	—	10.58	(1.47)	0.27	0.14	0.14	2.18	37,272	38
12-31-14	12.24	0.21•	0.53	0.74	0.23	0.64	—	0.87	—	12.11	6.16	0.26	0.13	0.13	1.73	34,038	44
12-31-13	10.42	0.23•	2.05	2.28	0.16	0.30	—	0.46	—	12.24	22.29	0.25	0.12	0.12	1.99	20,257	45
12-31-12	9.43	0.21•	1.23	1.44	0.13	0.32	—	0.45	—	10.42	15.49	0.21	0.12	0.12	2.05	18,530	34
12-31-11	10.40	0.14•	(0.51)	(0.37)	0.15	0.45	—	0.60	—	9.43	(3.06)	0.12	0.12	0.12	1.43	11,109	100
Class S
12-31-15	11.99	0.22	(0.36)	(0.14)	0.18	1.20	—	1.38	—	10.47	(1.63)	0.52	0.39	0.39	1.87	129,764	38
12-31-14	12.13	0.16	0.54	0.70	0.20	0.64	—	0.84	—	11.99	5.90	0.51	0.38	0.38	1.38	145,942	44
12-31-13	10.34	0.20•	2.03	2.23	0.14	0.30	—	0.44	—	12.13	21.97	0.50	0.37	0.37	1.76	133,001	45
12-31-12	9.37	0.17•	1.23	1.40	0.11	0.32	—	0.43	—	10.34	15.15	0.46	0.37	0.37	1.69	93,319	34
12-31-11	10.34	0.13•	(0.51)	(0.38)	0.14	0.45	—	0.59	—	9.37	(3.26)	0.37	0.37	0.37	1.30	64,863	100
Class S2
12-31-15	11.83	0.19•	(0.34)	(0.15)	0.15	1.20	—	1.35	—	10.33	(1.78)	0.77	0.54	0.54	1.71	31,067	38
12-31-14	11.98	0.14•	0.54	0.68	0.19	0.64	—	0.83	—	11.83	5.77	0.76	0.53	0.53	1.17	40,100	44
12-31-13	10.23	0.18•	2.01	2.19	0.14	0.30	—	0.44	—	11.98	21.74	0.75	0.52	0.52	1.66	44,066	45
12-31-12	9.29	0.16•	1.22	1.38	0.12	0.32	—	0.44	—	10.23	15.04	0.71	0.52	0.52	1.63	28,712	34
12-31-11	10.29	0.07•	(0.47)	(0.40)	0.15	0.45	—	0.60	—	9.29	(3.44)	0.62	0.52	0.52	0.71	8,819	100
See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class T
12-31-15	11.89	0.16	(0.35)	(0.19)	0.13	1.20	—	1.33	—	10.37	(2.08)	1.02	0.84	0.84	1.44	3	38
12-31-14	12.02	0.10	0.56	0.66	0.15	0.64	—	0.79	—	11.89	5.57	1.01	0.83	0.83	0.92	4	44
12-31-13	10.25	0.14	2.02	2.16	0.09	0.30	—	0.39	—	12.02	21.38	1.00	0.82	0.82	1.27	4	45
12-31-12	9.29	0.12	1.21	1.33	0.05	0.32	—	0.37	—	10.25	14.56	0.96	0.82	0.82	1.19	3	34
12-31-11	10.24	0.09	(0.51)	(0.42)	0.08	0.45	—	0.53	—	9.29	(3.69)	0.87	0.82	0.82	0.88	3	100
Class Z
05-01-15(5) - 12-31-15	12.66	0.43•	(1.07)	(0.64)	0.21	1.20	—	1.41	—	10.61	(5.49)	0.28	0.00	0.00	6.12	2,456	38
Voya Index Solution 2040 Portfolio
Class ADV
12-31-15	13.60	0.52•	(0.73)	(0.21)	0.13	0.64	—	0.77	—	12.62	(1.78)	5.76	0.63	0.63	4.17	1,252	106
12-31-14	13.98	0.14•	0.64	0.78	0.20	0.96	—	1.16	—	13.60	5.73	61.99	0.63	0.63	0.98	5	32
12-31-13	12.06	0.17	2.54	2.71	0.18	0.63	—	0.81	0.02	13.98	23.19(c)	83.06	0.61	0.61	1.29	4	41
12-31-12	11.18	0.14	1.53	1.67	—	0.79	—	0.79	—	12.06	15.03	54.52	0.62	0.62	1.14	4	44
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.32)	3	56
Class I
12-31-15	13.71	1.29•	(1.47)	(0.18)	0.10	0.64	—	0.74	—	12.79	(1.50)	5.26	0.13	0.13	10.20	165	106
12-31-14	14.09	0.19	0.66	0.85	0.27	0.96	—	1.23	—	13.71	6.21	61.49	0.13	0.13	1.42	5	32
12-31-13	12.13	0.24•	2.57	2.81	0.24	0.63	—	0.87	0.02	14.09	23.90(c)	82.56	0.11	0.11	1.79	4	41
12-31-12	11.19	0.20	1.54	1.74	0.01	0.79	—	0.80	—	12.13	15.63	54.02	0.12	0.12	1.64	4	44
10-03-11(5) - 12-31-11	10.00	0.00*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.11	3	56
Class S
12-31-15	13.72	0.51•	(0.71)	(0.20)	0.05	0.64	—	0.69	—	12.83	(1.65)	5.51	0.38	0.38	3.95	401	106
12-31-14	14.09	0.16	0.66	0.82	0.23	0.96	—	1.19	—	13.72	6.03	61.74	0.38	0.38	1.16	4	32
12-31-13	12.08	0.20•	2.56	2.76	0.14	0.63	—	0.77	0.02	14.09	23.53(c)	82.81	0.36	0.36	1.54	4	41
12-31-12	11.18	0.17	1.52	1.69	0.00*	0.79	—	0.79	—	12.08	15.23	54.27	0.37	0.37	1.39	4	44
10-03-11(5) - 12-31-11	10.00	(0.00)*	1.18	1.18	—	—	—	—	—	11.18	11.80	0.37	0.37	0.37	(0.18)	3	56
Class S2
12-31-15	13.62	0.38•	(0.61)	(0.23)	0.05	0.64	—	0.69	—	12.70	(1.88)	5.76	0.53	0.53	2.84	14	106
12-31-14	14.00	0.13	0.66	0.79	0.21	0.96	—	1.17	—	13.62	5.80	61.99	0.53	0.53	1.01	4	32
12-31-13	12.07	0.18	2.55	2.73	0.19	0.63	—	0.82	0.02	14.00	23.36(c)	83.06	0.51	0.51	1.38	4	41
12-31-12	11.18	0.15	1.53	1.68	0.00*	0.79	—	0.79	—	12.07	15.13	54.52	0.52	0.52	1.24	4	44
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.52	0.52	(0.21)	3	56
Class T
12-31-15	13.56	0.24	(0.51)	(0.27)	0.01	0.64	—	0.65	—	12.64	(2.19)	6.01	0.83	0.83	1.81	4	106
12-31-14	13.95	0.09	0.66	0.75	0.18	0.96	—	1.14	—	13.56	5.54	62.24	0.83	0.83	0.72	4	32
12-31-13	12.03	0.14	2.55	2.69	0.16	0.63	—	0.79	0.02	13.95	23.02(c)	83.31	0.81	0.81	1.09	4	41
12-31-12	11.17	0.11	1.54	1.65	—	0.79	—	0.79	—	12.03	14.85	54.77	0.82	0.82	0.94	4	44
10-03-11(5) - 12-31-11	10.00	(0.02)	1.19	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	(0.57)	3	56
See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class Z
05-01-15(5) - 12-31-15	14.34	0.57•	(1.37)	(0.80)	0.10	0.64	—	0.74	—	12.80	(5.75)	5.12	0.00	0.00	6.74	1,086	106
Voya Index Solution 2045 Portfolio
Class ADV
12-31-15	12.16	0.16	(0.34)	(0.18)	0.12	1.31	—	1.43	—	10.55	(2.05)	0.76	0.64	0.64	1.44	133,884	36
12-31-14	12.25	0.10•	0.59	0.69	0.14	0.64	—	0.78	—	12.16	5.80	0.75	0.63	0.63	0.83	138,235	44
12-31-13	10.26	0.14•	2.26	2.40	0.10	0.31	—	0.41	—	12.25	23.74	0.75	0.61	0.61	1.27	128,133	48
12-31-12	9.18	0.12•	1.30	1.42	0.08	0.26	—	0.34	—	10.26	15.64	0.71	0.62	0.62	1.22	86,051	28
12-31-11	10.12	0.10•	(0.58)	(0.48)	0.09	0.37	—	0.46	—	9.18	(4.48)	0.62	0.62	0.62	1.01	52,209	102
Class I
12-31-15	12.46	0.25•	(0.38)	(0.13)	0.18	1.31	—	1.49	—	10.84	(1.61)	0.26	0.14	0.14	2.09	27,900	36
12-31-14	12.52	0.18•	0.59	0.77	0.19	0.64	—	0.83	—	12.46	6.32	0.25	0.13	0.13	1.42	19,837	44
12-31-13	10.46	0.20•	2.31	2.51	0.14	0.31	—	0.45	—	12.52	24.34	0.25	0.11	0.11	1.74	11,306	48
12-31-12	9.34	0.17•	1.33	1.50	0.12	0.26	—	0.38	—	10.46	16.19	0.21	0.12	0.12	1.73	14,728	28
12-31-11	10.26	0.15•	(0.59)	(0.44)	0.11	0.37	—	0.48	—	9.34	(3.92)	0.12	0.12	0.12	1.50	9,152	102
Class S
12-31-15	12.32	0.20	(0.36)	(0.16)	0.15	1.31	—	1.46	—	10.70	(1.86)	0.51	0.39	0.39	1.66	80,586	36
12-31-14	12.40	0.13	0.60	0.73	0.17	0.64	—	0.81	—	12.32	6.01	0.50	0.38	0.38	1.07	90,710	44
12-31-13	10.37	0.18•	2.28	2.46	0.12	0.31	—	0.43	—	12.40	24.07	0.50	0.36	0.36	1.53	83,716	48
12-31-12	9.27	0.14•	1.32	1.46	0.10	0.26	—	0.36	—	10.37	15.88	0.46	0.37	0.37	1.42	54,383	28
12-31-11	10.19	0.13•	(0.58)	(0.45)	0.10	0.37	—	0.47	—	9.27	(4.09)	0.37	0.37	0.37	1.27	38,266	102
Class S2
12-31-15	12.16	0.18•	(0.35)	(0.17)	0.12	1.31	—	1.43	—	10.56	(1.99)	0.76	0.54	0.54	1.54	16,368	36
12-31-14	12.24	0.11	0.60	0.71	0.15	0.64	—	0.79	—	12.16	5.95	0.75	0.53	0.53	0.90	20,479	44
12-31-13	10.25	0.16•	2.25	2.41	0.11	0.31	—	0.42	—	12.24	23.86	0.75	0.51	0.51	1.41	20,484	48
12-31-12	9.19	0.13•	1.29	1.42	0.10	0.26	—	0.36	—	10.25	15.65	0.71	0.52	0.52	1.33	13,683	28
12-31-11	10.14	0.08•	(0.55)	(0.47)	0.11	0.37	—	0.48	—	9.19	(4.32)	0.62	0.52	0.52	0.87	5,408	102
Class T
12-31-15	12.22	0.15	(0.37)	(0.22)	0.10	1.31	—	1.41	—	10.59	(2.38)	1.01	0.84	0.84	1.25	3	36
12-31-14	12.28	0.07	0.62	0.69	0.11	0.64	—	0.75	—	12.22	5.76	1.00	0.83	0.83	0.62	4	44
12-31-13	10.27	0.12	2.27	2.39	0.07	0.31	—	0.38	—	12.28	23.52	1.00	0.81	0.81	1.02	4	48
12-31-12	9.18	0.09	1.30	1.39	0.04	0.26	—	0.30	—	10.27	15.31	0.96	0.82	0.82	0.93	3	28
12-31-11	10.09	0.08	(0.57)	(0.49)	0.05	0.37	—	0.42	—	9.18	(4.61)	0.87	0.82	0.82	0.86	3	102
Class Z
05-01-15(5) - 12-31-15	13.09	0.59•	(1.34)	(0.75)	0.18	1.31	—	1.49	—	10.85	(6.26)	0.32	0.00	0.00	8.27	544	36
See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio
Class ADV
12-31-15	13.68	0.44•	(0.68)	(0.24)	0.04	0.71	—	0.75	—	12.69	(1.97)	7.70	0.64	0.64	3.52	666	195
12-31-14	14.03	0.10	0.68	0.78	0.19	0.94	—	1.13	—	13.68	5.64	62.26	0.64	0.64	0.77	4	32
12-31-13	11.95	0.16	2.59	2.75	0.17	0.52	—	0.69	0.02	14.03	23.69(d)	83.28	0.62	0.62	1.20	4	39
12-31-12	11.18	0.14	1.55	1.69	—	0.92	—	0.92	—	11.95	15.24	42.58	0.62	0.62	1.14	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.36)	3	55
Class I
12-31-15	13.79	0.44•	(0.61)	(0.17)	0.11	0.71	—	0.82	—	12.80	(1.45)	7.20	0.14	0.14	3.47	295	195
12-31-14	14.14	0.18	0.67	0.85	0.26	0.94	—	1.20	—	13.79	6.12	61.76	0.14	0.14	1.29	5	32
12-31-13	12.02	0.22•	2.63	2.85	0.23	0.52	—	0.75	0.02	14.14	24.41(d)	82.78	0.12	0.12	1.70	4	39
12-31-12	11.19	0.20	1.56	1.76	0.01	0.92	—	0.93	—	12.02	15.83	42.08	0.12	0.12	1.65	4	43
10-03-11(5) - 12-31-11	10.00	0.00*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.10	3	55
Class S
12-31-15	13.80	0.55•	(0.74)	(0.19)	0.07	0.71	—	0.78	—	12.83	(1.60)	7.45	0.39	0.39	4.31	254	195
12-31-14	14.14	0.14	0.68	0.82	0.22	0.94	—	1.16	—	13.80	5.93	62.01	0.39	0.39	1.04	5	32
12-31-13	11.97	0.19•	2.61	2.80	0.13	0.52	—	0.65	0.02	14.14	24.03(d)	83.03	0.37	0.37	1.44	4	39
12-31-12	11.19	0.16	1.54	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.33	0.37	0.37	1.35	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.20	1.19	—	—	—	—	—	11.19	11.90	0.37	0.37	0.37	(0.21)	3	55
Class S2
12-31-15	13.70	0.32•	(0.54)	(0.22)	0.06	0.71	—	0.77	—	12.71	(1.83)	7.70	0.54	0.54	2.43	14	195
12-31-14	14.05	0.12	0.67	0.79	0.20	0.94	—	1.14	—	13.70	5.71	62.26	0.54	0.54	0.88	4	32
12-31-13	11.97	0.17	2.59	2.76	0.18	0.52	—	0.70	0.02	14.05	23.76(d)	83.28	0.52	0.52	1.30	4	39
12-31-12	11.19	0.15	1.55	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.58	0.52	0.52	1.28	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.20	1.19	—	—	—	—	—	11.19	11.90	0.62	0.52	0.52	(0.24)	3	55
Class T
12-31-15	13.63	0.25	(0.50)	(0.25)	0.02	0.71	—	0.73	—	12.65	(2.09)	7.95	0.84	0.84	1.82	4	195
12-31-14	14.00	0.08	0.66	0.74	0.17	0.94	—	1.11	—	13.63	5.38	62.51	0.84	0.84	0.59	4	32
12-31-13	11.92	0.13	2.60	2.73	0.15	0.52	—	0.67	0.02	14.00	23.53(d)	83.53	0.82	0.82	0.99	4	39
12-31-12	11.18	0.11	1.55	1.66	—	0.92	—	0.92	—	11.92	14.96	42.83	0.82	0.82	0.96	4	43
10-03-11(5) - 12-31-11	10.00	(0.02)	1.20	1.18	—	—	—	—	—	11.18	11.80	0.87	0.82	0.82	(0.62)	3	55
Class Z
05-01-15(5) - 12-31-15	14.46	0.61•	(1.45)	(0.84)	0.11	0.71	—	0.82	—	12.80	(6.02)	7.05	0.00	0.00	7.16	576	195
Voya Index Solution 2055 Portfolio
Class ADV
12-31-15	14.69	0.20•	(0.45)	(0.25)	0.12	1.20	—	1.32	—	13.12	(2.15)	0.78	0.65	0.65	1.42	37,162	39
12-31-14	14.57	0.13•	0.74	0.87	0.14	0.61	—	0.75	—	14.69	6.08	0.78	0.63	0.63	0.88	31,811	44
12-31-13	12.06	0.17•	2.67	2.84	0.10	0.23	—	0.33	—	14.57	23.83	0.80	0.61	0.61	1.31	24,873	50
12-31-12	10.57	0.15•	1.48	1.63	0.03	0.11	—	0.14	—	12.06	15.52	0.74	0.62	0.62	1.29	13,319	28
12-31-11	11.19	0.09•	(0.59)	(0.50)	0.00*	0.12	—	0.12	—	10.57	(4.40)	0.62	0.62	0.62	0.81	5,676	135
See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-15	14.94	0.32•	(0.50)	(0.18)	0.18	1.20	—	1.38	—	13.38	(1.66)	0.28	0.15	0.15	2.23	8,113	39
12-31-14	14.78	0.22•	0.74	0.96	0.19	0.61	—	0.80	—	14.94	6.61	0.28	0.13	0.13	1.44	3,974	44
12-31-13	12.21	0.26•	2.67	2.93	0.13	0.23	—	0.36	—	14.78	24.32	0.30	0.11	0.11	1.89	1,782	50
12-31-12	10.66	0.21•	1.50	1.71	0.05	0.11	—	0.16	—	12.21	16.18	0.24	0.12	0.12	1.80	1,750	28
12-31-11	11.24	0.10•	(0.55)	(0.45)	0.01	0.12	—	0.13	—	10.66	(3.93)	0.12	0.12	0.12	0.91	618	135
Class S
12-31-15	14.82	0.21	(0.43)	(0.22)	0.15	1.20	—	1.35	—	13.25	(1.93)	0.53	0.40	0.40	1.55	20,530	39
12-31-14	14.68	0.16•	0.76	0.92	0.17	0.61	—	0.78	—	14.82	6.35	0.53	0.38	0.38	1.09	20,758	44
12-31-13	12.13	0.21•	2.68	2.89	0.11	0.23	—	0.34	—	14.68	24.15	0.55	0.36	0.36	1.57	15,267	50
12-31-12	10.61	0.17•	1.50	1.67	0.04	0.11	—	0.15	—	12.13	15.89	0.49	0.37	0.37	1.48	8,886	28
12-31-11	11.21	0.12•	(0.59)	(0.47)	0.01	0.12	—	0.13	—	10.61	(4.17)	0.37	0.37	0.37	1.13	3,385	135
Class S2
12-31-15	14.72	0.21•	(0.45)	(0.24)	0.11	1.20	—	1.31	—	13.17	(2.04)	0.78	0.55	0.55	1.50	5,816	39
12-31-14	14.59	0.13•	0.75	0.88	0.14	0.61	—	0.75	—	14.72	6.15	0.78	0.53	0.53	0.89	5,363	44
12-31-13	12.07	0.18•	2.67	2.85	0.10	0.23	—	0.33	—	14.59	23.92	0.80	0.51	0.51	1.36	5,212	50
12-31-12	10.58	0.17•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
12-31-11	11.20	0.05•	(0.54)	(0.49)	0.01	0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
Class T
12-31-15	14.67	0.17	(0.44)	(0.27)	0.09	1.20	—	1.29	—	13.11	(2.31)	1.03	0.85	0.85	1.17	4	39
12-31-14	14.55	0.09	0.74	0.83	0.10	0.61	—	0.71	—	14.67	5.82	1.03	0.83	0.83	0.62	5	44
12-31-13	12.02	0.14	2.67	2.81	0.05	0.23	—	0.28	—	14.55	23.61	1.05	0.81	0.81	1.02	4	50
12-31-12	10.53	0.11	1.49	1.60	—	0.11	—	0.11	—	12.02	15.28	0.99	0.82	0.82	0.98	4	28
12-31-11	11.17	0.10	(0.62)	(0.52)	—	0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
Class Z
05-01-15(5) - 12-31-15	15.69	0.28•	(1.19)	(0.91)	0.18	1.20	—	1.38	—	13.40	(6.22)	0.30	0.00	0.00	3.14	446	39
Voya Index Solution 2060 Portfolio
Class ADV
02-09-15(5) - 12-31-15	10.00	0.20•	(0.43)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.65	0.65	2.29	87	208
Class I
02-09-15(5) - 12-31-15	10.00	0.51•	(0.69)	(0.18)	—	—	—	—	—	9.82	(1.80)	36.01	0.15	0.15	5.86	32	208
Class S
02-09-15(5) - 12-31-15	10.00	0.58•	(0.79)	(0.21)	—	—	—	—	—	9.79	(2.10)	36.26	0.40	0.40	6.61	131	208
Class S2
02-09-15(5) - 12-31-15	10.00	0.06•	(0.29)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.55	0.55	0.73	4	208
Class Z
05-01-15(5) - 12-31-15	10.46	0.03•	(0.67)	(0.64)	—	—	—	—	—	9.82	(6.12)	35.54	0.00	0.00	0.52	143	208
See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 13.41%, 13.88%, 13.50%, 13.50% and 13.16% on Classes ADV, I, S, S2 and T, respectively.

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2030 Portfolio $24 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.53%, 19.14%, 18.60%, 18.62% and 18.38% on Classes ADV, I, S, S2 and T, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2040 Portfolio $30 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.01%, 23.72%, 23.35%, 23.18% and 22.85% on Classes ADV, I, S, S2 and T, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2050 Portfolio $31 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.51%, 24.22%, 23.85%, 23.58% and 23.35% on Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as investment options in underlying variable annuity contracts and variable life insurance policies offered by Directed Services LLC. The Company currently consists of forty-one active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”) and Voya Index Solution 2060 Portfolio (“Index Solution 2060”), each a diversified series of the Company.
Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055 and Index Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”), Class T and Class Z; however each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages between the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2015, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased futures contracts on U.S. Treasury Notes and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2015, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts held by any Portfolio at December 31, 2015.
	Purchased	Sold
Index Solution Income	$2,167,594	$7,874,725
Index Solution 2025	4,261,636	—
Index Solution 2035	3,667,090	4,073,133
	Purchased	Sold
Index Solution 2045	3,142,391	7,738,952
Index Solution 2055	1,134,315	2,036,567
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$85,823,162	$111,514,309
Index Solution 2020	10,393,083	1,818,619
Index Solution 2025	206,169,728	214,626,508
Index Solution 2030	6,455,821	1,263,196
Index Solution 2035	164,639,924	174,016,064
Index Solution 2040	3,518,795	571,922
Index Solution 2045	104,333,009	99,220,642
Index Solution 2050	2,484,016	686,137
Index Solution 2055	41,158,681	27,101,188
Index Solution 2060	615,434	216,186
NOTE 4 — INVESTMENT MANAGEMENT FEES
Prior to May 1, 2015, the Portfolios had entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensated the Investment Adviser with an annual management fee of 0.10% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.30% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Amounts paid to the Investment Adviser through April 30, 2015 are reflected as investment management fees on the accompanying Statements of Operations.
Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
The Amended and Restated Investment Management Agreement compensates the Investment Adviser with a management fee of 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments. Single management fee amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board. With the exception of Index Solution 2060, which does not offer Class T shares, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this obligation requires approval by the Board.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Index Solution 2060	5.37%
Voya Institutional Trust Company	Index Solution Income	49.29
	Index Solution 2020	33.81
	Index Solution 2025	22.12
	Index Solution 2030	39.96
	Index Solution 2035	18.30
	Index Solution 2040	7.00
	Index Solution 2045	14.65
	Index Solution 2050	5.71
	Index Solution 2055	10.14
	Index Solution 2060	6.44
Voya Retirement Insurance and Annuity Company	Index Solution Income	50.67
	Index Solution 2020	66.14
	Index Solution 2025	77.81
	Index Solution 2030	59.95
	Index Solution 2035	81.64
	Index Solution 2040	92.59
	Index Solution 2045	85.35

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary	Portfolio	Percentage
	Index Solution 2050	93.84
	Index Solution 2055	89.86
	Index Solution 2060	88.17
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses, except for Class Z, to the levels listed in the table below. For Class Z, the Expense Limitation Agreement excludes investment-related costs, extraordinary expenses and acquired fund fees and expenses to the levels listed in the table below.
Portfolio	Class ADV(1)	Class I(1)	Class S(1)	Class S2(1)	Class T(1)	Class Z(2)(3)
Index Solution Income	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2020	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2025	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2030	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2035	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2040	1.00%	0.50%	0.75%	0.90%	1.20%	0.00%
Portfolio	Class ADV(1)	Class I(1)	Class S(1)	Class S2(1)	Class T(1)	Class Z(2)(3)
Index Solution 2045	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2050	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2055	1.01%	0.51%	0.76%	0.91%	1.21%	0.00%
Index Solution 2060	1.01%	0.51%	0.76%	0.91%	N/A	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests.

The Investment Adviser may at a later date recoup, except for Class Z, from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
Index Solution Income	$262,538	$283,370	$374,853	$920,761
Index Solution 2020	17,073	13,317	23,703	54,093
Index Solution 2025	623,562	759,707	713,698	2,096,967
Index Solution 2030	16,565	13,352	22,957	52,874
Index Solution 2035	451,323	552,136	538,481	1,541,940
Index Solution 2040	16,327	13,502	22,307	52,136
Index Solution 2045	268,695	314,407	321,987	905,089
Index Solution 2050	16,307	13,467	21,910	51,684
Index Solution 2055	66,067	80,383	91,837	238,287
Index Solution 2060	—	—	26,627	26,627
The Expense Limitation Agreement is contractual through May 1, 2018 (except for Index Solution 2060, which is through May 1, 2017) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

For the year ended December 31, 2015, Index Solution 2060 had a payable to the Investment Adviser of  $569 representing a recoupment of previously reimbursed fees.
NOTE 8 — LINE OF CREDIT
The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 22, 2015, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Portfolios did not utilize the line of credit during the year ended December 31, 2015.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2015	1,343,831	10,951,625	297,898	(2,083,879)	10,509,475	13,444,759	106,767,778	2,910,466	(20,716,015)	102,406,988
12/31/2014	960,343	—	261,302	(1,176,479)	45,166	10,358,076	—	2,701,861	(12,697,126)	362,811
Class I
12/31/2015	421,734	2,669,648	49,225	(450,785)	2,689,822	4,260,951	26,589,402	491,261	(4,459,722)	26,881,892
12/31/2014	275,491	—	33,104	(359,382)	(50,787)	3,018,885	—	349,244	(3,938,992)	(570,863)
Class S
12/31/2015	610,317	10,746,585	983,529	(3,365,521)	8,974,910	6,142,945	106,152,600	9,736,935	(33,612,981)	88,419,499
12/31/2014	385,860	—	910,672	(2,034,823)	(738,291)	4,245,797	—	9,534,738	(22,066,112)	(8,285,577)
Class S2
12/31/2015	110,560	1,274,307	28,268	(288,516)	1,124,619	1,092,463	12,355,591	274,769	(2,906,358)	10,816,465
12/31/2014	58,265	—	35,275	(173,057)	(79,517)	619,992	—	362,274	(1,824,233)	(841,967)
Class T
12/31/2015	—	303	—	—*	303	—	2,976	—	—	2,976
12/31/2014	—	—	22	—	22	—	—	231	—	231
Class Z
5/1/2015(1) - 12/31/2015	190,009	—	30	(23,061)	166,978	1,873,621	—	297	(224,641)	1,649,277
Index Solution 2020
Class ADV
12/31/2015	418,271	—	30	(4,950)	413,351	4,779,768	—	344	(56,611)	4,723,501
12/31/2014	—	—	24	—	24	—	—	275	—	275
Class I
12/31/2015	32,278	—	—*	(5,644)	26,634	369,062	—	1	(66,188)	302,875
12/31/2014	—	—	25	—	25	—	—	291	—	291
Class S
12/31/2015	102,494	—	—*	(9,024)	93,470	1,190,661	—	—*	(105,325)	1,085,336
12/31/2014	—	—	24	—	24	—	—	283	—	283
Class S2
12/31/2015	35,668	—	—*	(4,121)	31,547	416,642	—	—*	(47,695)	368,947
12/31/2014	—	—	24	—	24	—	—	278	—	278
Class T
12/31/2015	—*	—	—*	—	—*	3	—	—*	—	3
12/31/2014	—	—	23	—	23	—	—	268	—	268
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2020 (continued)
Class Z
5/1/2015(1) - 12/31/2015	180,141	—	51	(4,754)	175,438	2,098,180	—	603	(55,508)	2,043,275
Index Solution 2025
Class ADV
12/31/2015	2,925,766	—	2,238,320	(3,934,257)	1,229,829	32,697,172	—	23,681,428	(43,355,227)	13,023,373
12/31/2014	2,803,677	—	1,404,015	(4,196,702)	10,990	32,950,980	—	15,865,368	(48,971,969)	(155,621)
Class I
12/31/2015	1,223,807	—	508,755	(996,076)	736,486	13,996,775	—	5,489,468	(10,660,151)	8,826,092
12/31/2014	2,381,776	—	244,603	(1,428,179)	1,198,200	28,457,059	—	2,812,938	(16,899,085)	14,370,912
Class S
12/31/2015	2,475,618	—	1,816,551	(4,223,848)	68,321	28,299,354	—	19,418,927	(45,861,924)	1,856,357
12/31/2014	2,554,614	—	1,008,589	(2,342,926)	1,220,277	29,849,422	—	11,508,003	(27,687,498)	13,669,927
Class S2
12/31/2015	425,446	—	329,593	(1,061,017)	(305,978)	4,660,744	—	3,473,910	(12,060,973)	(3,926,319)
12/31/2014	732,632	—	274,394	(1,462,988)	(455,962)	8,538,246	—	3,086,930	(16,641,199)	(5,016,023)
Class T
12/31/2015	—	—	—	—	—	—	—	—	—	—
12/31/2014	—	—	19	—	19	—	—	219	—	219
Class Z
5/1/2015(1) - 12/31/2015	239,522	—	48	(18,079)	221,491	2,514,264	—	522	(190,849)	2,323,937
Index Solution 2030
Class ADV
12/31/2015	227,492	—	115	(18,266)	209,341	2,843,605	—	1,462	(226,871)	2,618,196
12/31/2014	—	—	27	—	27	—	—	342	—	342
Class I
12/31/2015	62,097	—	—*	(541)	61,556	783,259	—	—*	(6,817)	776,442
12/31/2014	—	—	29	—	29	—	—	363	—	363
Class S
12/31/2015	58,036	—	—*	(16,932)	41,104	735,399	—	—*	(214,270)	521,129
12/31/2014	—	—	28	—	28	—	—	352	—	352
Class S2
12/31/2015	3,853	—	—*	(426)	3,427	48,461	—	—*	(5,317)	43,144
12/31/2014	—	—	28	—	28	—	—	345	—	345
Class T
12/31/2015	—	—	—*	—	—*	3	—	—*	(1)	2
12/31/2014	—	—	27	—	27	—	—	338	—	338
Class Z
5/1/2015(1) - 12/31/2015	118,696	—	22	(23,735)	94,983	1,508,488	—	287	(302,767)	1,206,008
Index Solution 2035
Class ADV
12/31/2015	2,166,518	—	2,232,892	(3,152,755)	1,246,655	25,011,219	—	24,137,564	(35,451,057)	13,697,726
12/31/2014	2,870,042	—	1,199,820	(3,405,171)	664,691	34,531,485	—	13,977,905	(41,063,964)	7,445,426
Class I
12/31/2015	1,188,894	—	429,617	(908,306)	710,205	14,069,611	—	4,742,973	(9,984,964)	8,827,620
12/31/2014	1,645,774	—	168,587	(658,627)	1,155,734	20,190,708	—	2,001,125	(8,068,263)	14,123,570
Class S
12/31/2015	2,164,681	—	1,587,740	(3,526,780)	225,641	25,342,780	—	17,353,998	(39,171,851)	3,524,927
12/31/2014	2,487,915	—	782,784	(2,065,642)	1,205,057	29,847,400	—	9,213,372	(25,343,630)	13,717,142
Class S2
12/31/2015	386,767	—	337,442	(1,105,555)	(381,346)	4,365,413	—	3,640,999	(12,933,530)	(4,927,118)
12/31/2014	634,379	—	263,076	(1,185,849)	(288,394)	7,690,776	—	3,056,947	(13,784,046)	(3,036,323)
Class T
12/31/2015	—	—	—	—	—	—	—	—	—	—
12/31/2014	—	—	20	—	20	—	—	236	—	236
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2035 (continued)
Class Z
5/1/2015(1) - 12/31/2015	233,338	—	629	(2,350)	231,617	2,515,923	—	6,956	(25,449)	2,497,430
Index Solution 2040
Class ADV
12/31/2015	108,014	—	15	(9,148)	98,881	1,379,869	—	198	(115,566)	1,264,501
12/31/2014	64	—	26	—*	90	858	—	349	(3)	1,204
Class I
12/31/2015	13,472	—	—*	(885)	12,587	171,135	—	1	(11,381)	159,755
12/31/2014	—	—	28	—	28	—	—	371	—	371
Class S
12/31/2015	40,416	—	—*	(9,448)	30,968	526,030	—	1	(122,735)	403,296
12/31/2014	—	—	27	—	27	—	—	360	—	360
Class S2
12/31/2015	810	—	—*	(39)	771	10,416	—	1	(490)	9,927
12/31/2014	—	—	26	—	26	—	—	353	—	353
Class T
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
12/31/2014	—	—	26	—	26	—	—	344	—	344
Class Z
5/1/2015(1) - 12/31/2015	86,298	—	78	(1,502)	84,874	1,110,907	—	1,040	(19,263)	1,092,684
Index Solution 2045
Class ADV
12/31/2015	1,840,874	—	1,468,178	(1,977,968)	1,331,084	21,429,285	—	16,238,051	(22,675,585)	14,991,751
12/31/2014	2,181,890	—	725,093	(2,000,961)	906,022	26,901,772	—	8,672,107	(24,478,375)	11,095,504
Class I
12/31/2015	1,215,424	—	276,723	(510,383)	981,764	14,519,501	—	3,140,806	(5,643,479)	12,016,828
12/31/2014	975,805	—	90,829	(378,117)	688,517	12,285,409	—	1,110,842	(4,731,449)	8,664,802
Class S
12/31/2015	1,531,338	—	979,519	(2,341,112)	169,745	18,249,450	—	10,980,412	(26,872,818)	2,357,044
12/31/2014	1,414,398	—	457,391	(1,265,130)	606,659	17,550,350	—	5,534,428	(15,794,362)	7,290,416
Class S2
12/31/2015	315,781	—	172,923	(622,382)	(133,678)	3,634,347	—	1,914,261	(7,454,252)	(1,905,644)
12/31/2014	390,464	—	112,971	(492,469)	10,966	4,805,566	—	1,350,003	(5,955,400)	200,169
Class T
12/31/2015	—	—	—	—	—	—	—	—	—	—
12/31/2014	—	—	19	—	19	—	—	226	—	226
Class Z
5/1/2015(1) - 12/31/2015	50,832	—	31	(748)	50,115	553,429	—	358	(8,155)	545,632
Index Solution 2050
Class ADV
12/31/2015	75,462	—	—*	(23,295)	52,167	962,895	—	1	(302,268)	660,628
12/31/2014	—	—	25	—	25	—	—	338	—	338
Class I
12/31/2015	26,404	—	—*	(3,674)	22,730	335,518	—	1	(47,087)	288,432
12/31/2014	—	—	27	—	27	—	—	359	—	359
Class S
12/31/2015	23,747	—	—*	(4,255)	19,492	306,231	—	1	(54,538)	251,694
12/31/2014	—	—	26	—	26	—	—	349	—	349
Class S2
12/31/2015	743	—	—*	—*	743	9,307	—	1	—	9,308
12/31/2014	—	—	25	—	25	—	—	342	—	342
Class T
12/31/2015	—	—	—*	—	—*	23	—	1	—	24
12/31/2014	—	—	25	—	25	—	—	333	—	333
52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2050 (continued)
Class Z
5/1/2015(1) - 12/31/2015	46,905	—	85	(2,027)	44,963	603,971	—	1,140	(25,938)	579,173
Index Solution 2055
Class ADV
12/31/2015	900,410	—	233,561	(467,458)	666,513	12,838,610	—	3,213,808	(6,571,970)	9,480,448
12/31/2014	722,460	—	102,726	(365,872)	459,314	10,668,614	—	1,481,309	(5,352,497)	6,797,426
Class I
12/31/2015	433,679	—	40,066	(133,475)	340,270	6,190,272	—	561,326	(1,802,931)	4,948,667
12/31/2014	183,611	—	12,024	(50,103)	145,532	2,747,158	—	175,914	(736,098)	2,186,974
Class S
12/31/2015	783,303	—	158,293	(793,583)	148,013	11,259,852	—	2,198,688	(11,059,282)	2,399,258
12/31/2014	540,460	—	64,880	(243,976)	361,364	8,028,381	—	942,707	(3,632,274)	5,338,814
Class S2
12/31/2015	155,806	—	33,052	(111,625)	77,233	2,176,589	—	456,452	(1,626,637)	1,006,404
12/31/2014	123,109	—	20,263	(136,203)	7,169	1,815,555	—	292,603	(1,947,509)	160,649
Class T
12/31/2015	—	—	—*	—	—*	—	—	1	—	1
12/31/2014	—	—	15	—	15	—	—	215	—	215
Class Z
5/1/2015(1) - 12/31/2015	32,196	—	1,310	(243)	33,263	461,919	—	18,367	(3,254)	477,032
Index Solution 2060
Class ADV
2/9/2015(1) - 12/31/2015	21,787	—	—	(12,921)	8,866	213,509	—	—	(129,000)	84,509
Class I
2/9/2015(1) - 12/31/2015	4,605	—	—	(1,335)	3,270	45,138	—	—	(13,001)	32,137
Class S
2/9/2015(1) - 12/31/2015	14,774	—	—	(1,390)	13,384	146,710	—	—	(13,729)	132,981
Class S2
2/9/2015(1) - 12/31/2015	5,812	—	—	(5,364)	448	54,743	—	—	(53,298)	1,445
Class Z
5/1/2015(1) - 12/31/2015	14,664	—	—	(64)	14,600	147,221	—	—	(621)	146,600

(1)
Commencement of operations.

*
Amount is less than 0.500 per share or $0.50.

NOTE 10 — REORGANIZATIONS
On August 14, 2015, Index Solution Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of Voya Index Solution 2015 Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization. The transaction occurred due to the Acquired Portfolio reaching its Target Date in 2015. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired
Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$8,301,108
Net realized and unrealized loss on investments	$(12,026,946)
Net decrease in net assets resulting from operations	$(3,725,838)

53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Depreciation (000s)	Portfolios’ Conversion Ratio
$251,868	$164,154	$—	$(6,096)	0.9345
The net assets of the Acquiring Portfolio after the acquisition were $416,022,017.
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2015:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$317,962	$(317,962)
Index Solution 2020	40	(40)
Index Solution 2025	1,069,410	(1,069,410)
Index Solution 2030	53	(53)
Index Solution 2035	864,487	(864,487)
Index Solution 2040	64	(64)
Index Solution 2045	643,731	(643,731)
Index Solution 2050	61	(61)
Index Solution 2055	161,852	(161,852)
Index Solution 2060	48	(48)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$3,808,025	$9,605,971	$3,886,586	$9,061,762
Index Solution 2020	381	1,148	371	1,024
Index Solution 2025	9,305,750	42,758,861	8,893,053	24,380,405
Index Solution 2030	480	1,604	365	1,375
Index Solution 2035	7,447,396	42,435,520	6,463,656	21,785,929
Index Solution 2040	390	2,013	325	1,452
Index Solution 2045	4,001,461	28,272,874	3,247,357	13,420,249
Index Solution 2050	364	2,038	309	1,412
Index Solution 2055	882,789	5,566,256	575,978	2,316,770
The tax-basis components of distributable earnings as of December 31, 2015 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$6,129,408	$5,288,324	$(24,645,228)
Index Solution 2020	83,834	2,227	(128,129)
Index Solution 2025	11,003,292	36,182,755	(28,022,629)
Index Solution 2030	52,018	4,133	(93,211)
Index Solution 2035	8,747,021	37,290,287	(24,751,354)
Index Solution 2040	28,897	4,657	(57,945)
Index Solution 2045	5,100,066	24,493,116	(16,450,309)
Index Solution 2050	33,883	4,263	(35,256)
Index Solution 2055	1,243,528	5,680,335	(5,835,923)
Index Solution 2060	7,582	1,570	(9,216)
At December 31, 2015, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.2%
33,273	iShares Barclays 20+ Year Treasury Bond Fund	$4,013,389	1.1
35,137	iShares iBoxx High Yield Corporate Bond Fund	2,831,339	0.7
53,414	iShares U.S. Real Estate ETF	4,011,926	1.0
352,577	PowerShares Senior Loan Portfolio	7,897,725	2.1
588,620	SPDR Barclays Capital High Yield Bond ETF	19,960,104	5.2
97,971	SPDR Dow Jones International Real Estate ETF	3,832,626	1.0
38,843	SPDR Trust Series 1	7,919,699	2.1
	Total Exchange-Traded Funds (Cost $55,895,809)	50,466,808	13.2
MUTUAL FUNDS: 86.7%
	Affiliated Investment Companies: 85.7%
413,096	Voya Emerging Markets Index Portfolio - Class I	3,655,900	1.0
2,510,497	Voya International Index Portfolio - Class I	22,644,680	5.9
742,009	Voya Russell™ Mid Cap Index Portfolio - Class I	11,382,412	3.0
20,361,494	Voya U.S. Bond Index Portfolio - Class I	214,202,917	56.1
5,651,992	Voya U.S. Stock Index Portfolio - Class I	75,397,570	19.7
		327,283,479	85.7
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
819,010	@	Credit Suisse Commodity Return Strategy Fund - Class I	$3,693,736	1.0
		Total Mutual Funds (Cost $344,738,938)	330,977,215	86.7
		Total Investments in Securities (Cost $400,634,747)	$381,444,023	99.9
		Assets in Excess of Other Liabilities	443,395	0.1
		Net Assets	$381,887,418	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $406,089,251.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$48,616
Gross Unrealized Depreciation	(24,693,844)
Net Unrealized Depreciation	$(24,645,228)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$50,466,808	$—	$—	$50,466,808
Mutual Funds	330,977,215	—	—	330,977,215
Total Investments, at fair value	$381,444,023	$—	$—	$381,444,023

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Acquired at Cost (Note 10)	Acquired Unrealized Appreciation/ (Depreciation) (Note 10)	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,620,242	$865,894	(1,010,597)	$2,883,047	$(430,926)	$(271,760)	$3,655,900	$31,992	$(174,199)	$—
Voya International Index Portfolio - Class I	9,897,061	3,884,519	(4,068,311)	14,943,886	84,312	(2,096,787)	22,644,680	290,731	823,343	—
Voya Russell™ Mid Cap Index Portfolio - Class I	13,758,745	3,131,275	(13,092,109)	11,617,995	1,022,351	(5,055,845)	11,382,412	101,793	3,926,947	628,567
Voya U.S. Bond Index Portfolio - Class I	91,093,301	34,756,563	(42,962,116)	134,506,875	(1,215,274)	(1,976,432)	214,202,917	3,423,515	(1,527,489)	188,713
Voya U.S. Stock Index Portfolio - Class I	27,241,973	21,500,746	(22,542,552)	55,805,172	(3,071,312)	(3,536,457)	75,397,570	1,290,279	(431,860)	2,547,056
	$143,611,322	$64,138,997	$(83,675,685)	$219,756,975	$(3,610,849)	$(12,937,281)	$327,283,479	$5,138,310	$2,616,742	$3,364,336

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(204,654)
Interest rate contracts	(59,819)
Total	$(264,473)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$91,413
Total	$91,413

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.9%
637	iShares iBoxx High Yield Corporate Bond Fund	$51,330	0.6
984	iShares U.S. Real Estate ETF	73,908	0.9
7,173	PowerShares Senior Loan Portfolio	160,675	1.9
12,359	SPDR Barclays Capital High Yield Bond ETF	419,094	4.9
1,814	SPDR Dow Jones International Real Estate ETF	70,964	0.8
1,560	SPDR Trust Series 1	318,068	3.8
	Total Exchange-Traded Funds (Cost $1,123,731)	1,094,039	12.9
MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 86.1%
19,483	Voya Emerging Markets Index Portfolio - Class I	172,425	2.0
112,782	Voya International Index Portfolio - Class I	1,017,291	12.0
22,359	Voya Russell™ Mid Cap Index Portfolio - Class I	342,985	4.0
11,807	Voya Russell™ Small Cap Index Portfolio - Class I	168,249	2.0
320,605	Voya U.S. Bond Index Portfolio - Class I	3,372,768	39.7
167,905	Voya U.S. Stock Index Portfolio - Class I	2,239,848	26.4
		7,313,566	86.1
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 0.9%
17,796	@	Credit Suisse Commodity Return Strategy Fund - Class I	$80,260	0.9
		Total Mutual Funds (Cost $7,485,603)	7,393,826	87.0
		Total Investments in Securities (Cost $8,609,334)	$8,487,865	99.9
		Assets in Excess of Other Liabilities	10,456	0.1
		Net Assets	$8,498,321	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $8,615,994.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,468
Gross Unrealized Depreciation	(130,597)
Net Unrealized Depreciation	$(128,129)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,094,039	$—	$—	$1,094,039
Mutual Funds	7,393,826	—	—	7,393,826
Total Investments, at fair value	$8,487,865	$—	$—	$8,487,865

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$338	$182,791	$(4,058)	$(6,646)	$172,425	$7	$(147)	$—
Voya International Index Portfolio - Class I	2,147	1,077,730	(52,121)	(10,465)	1,017,291	66	612	—
Voya Russell™ Mid Cap Index Portfolio - Class I	2,051	455,428	(109,897)	(4,597)	342,985	14	2,987	85
Voya Russell™ Small Cap Index Portfolio - Class I	363	172,939	(2,026)	(3,027)	168,249	4	15	32
Voya U.S. Bond Index Portfolio - Class I	6,148	4,321,658	(921,853)	(33,185)	3,372,768	22,201	(1,143)	14
Voya U.S. Stock Index Portfolio - Class I	4,436	2,770,059	(505,542)	(29,105)	2,239,848	33,207	20,925	861
	$15,483	$8,980,605	$(1,595,497)	$(87,025)	$7,313,566	$55,499	$23,249	$992

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.4%
44,834	iShares iBoxx High Yield Corporate Bond Fund	$3,612,724	0.7
68,363	iShares U.S. Real Estate ETF	5,134,745	1.1
451,286	PowerShares Senior Loan Portfolio	10,108,806	2.1
751,481	SPDR Barclays Capital High Yield Bond ETF	25,482,721	5.3
124,948	SPDR Dow Jones International Real Estate ETF	4,887,966	1.0
99,415	SPDR Trust Series 1	20,269,724	4.2
	Total Exchange-Traded Funds (Cost $75,592,522)	69,496,686	14.4
MUTUAL FUNDS: 85.5%
	Affiliated Investment Companies: 84.5%
1,573,365	Voya Emerging Markets Index Portfolio - Class I	13,924,282	2.9
7,949,957	Voya International Index Portfolio - Class I	71,708,609	14.9
2,154,766	Voya Russell™ Mid Cap Index Portfolio - Class I	33,054,103	6.9
1,010,784	Voya Russell™ Small Cap Index Portfolio - Class I	14,403,666	3.0
12,788,807	Voya U.S. Bond Index Portfolio - Class I	134,538,253	28.0
10,393,329	Voya U.S. Stock Index Portfolio - Class I	138,647,008	28.8
		406,275,921	84.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
1,057,886	@	Credit Suisse Commodity Return Strategy Fund - Class I	$4,771,067	1.0
		Total Mutual Funds (Cost $428,451,094)	411,046,988	85.5
		Total Investments in Securities (Cost $504,043,616)	$480,543,674	99.9
		Assets in Excess of Other Liabilities	478,985	0.1
		Net Assets	$481,022,659	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $508,566,303.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$423,341
Gross Unrealized Depreciation	(28,445,970)
Net Unrealized Depreciation	$(28,022,629)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$69,496,686	$—	$—	$69,496,686
Mutual Funds	411,046,988	—	—	411,046,988
Total Investments, at fair value	$480,543,674	$—	$—	$480,543,674

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$14,829,930	$5,475,268	$(3,909,008)	$(2,471,908)	$13,924,282	$307,632	$(207,371)	$—
Voya International Index Portfolio - Class I	75,382,254	15,620,306	(13,362,462)	(5,931,489)	71,708,609	2,329,712	3,359,487	—
Voya Russell™ Mid Cap Index Portfolio - Class I	73,315,139	10,598,915	(32,956,871)	(17,903,080)	33,054,103	586,667	13,748,739	3,622,654
Voya Russell™ Small Cap Index Portfolio - Class I	15,960,453	3,652,753	(2,370,012)	(2,839,528)	14,403,666	168,315	652,013	1,355,539
Voya U.S. Bond Index Portfolio - Class I	115,918,387	62,655,096	(42,058,071)	(1,977,159)	134,538,253	2,903,979	(1,114,826)	285,400
Voya U.S. Stock Index Portfolio - Class I	141,135,730	51,501,029	(36,086,601)	(17,903,150)	138,647,008	2,693,430	3,883,151	13,354,581
	$436,541,893	$149,503,367	$(130,743,025)	$(49,026,314)	$406,275,921	$8,989,735	$20,321,193	$18,618,174

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$683,313
Total	$683,313

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$265,099
Total	$265,099

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.1%
140	iShares iBoxx High Yield Corporate Bond Fund	$11,281	0.2
910	iShares U.S. Real Estate ETF	68,350	1.3
4,358	PowerShares Senior Loan Portfolio	97,619	1.9
5,364	SPDR Barclays Capital High Yield Bond ETF	181,893	3.6
1,723	SPDR Dow Jones International Real Estate ETF	67,404	1.3
948	SPDR Trust Series 1	193,288	3.8
	Total Exchange-Traded Funds (Cost $632,615)	619,835	12.1
MUTUAL FUNDS: 87.8%
	Affiliated Investment Companies: 87.0%
23,631	Voya Emerging Markets Index Portfolio - Class I	209,130	4.1
106,069	Voya International Index Portfolio - Class I	956,738	18.6
25,192	Voya Russell™ Mid Cap Index Portfolio - Class I	386,443	7.5
10,813	Voya Russell™ Small Cap Index Portfolio - Class I	154,091	3.0
95,000	Voya U.S. Bond Index Portfolio - Class I	999,397	19.4
132,564	Voya U.S. Stock Index Portfolio - Class I	1,768,409	34.4
		4,474,208	87.0
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 0.8%
9,852	@	Credit Suisse Commodity Return Strategy Fund - Class I	$44,433	0.8
		Total Mutual Funds (Cost $4,592,437)	4,518,641	87.8
		Total Investments in Securities (Cost $5,225,052)	$5,138,476	99.9
		Assets in Excess of Other Liabilities	6,193	0.1
		Net Assets	$5,144,669	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $5,231,687.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$562
Gross Unrealized Depreciation	(93,773)
Net Unrealized Depreciation	$(93,211)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$619,835	$—	$—	$619,835
Mutual Funds	4,518,641	—	—	4,518,641
Total Investments, at fair value	$5,138,476	$—	$—	$5,138,476

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$772	$231,214	$(15,295)	$(7,561)	$209,130	$16	$(456)	$—
Voya International Index Portfolio - Class I	3,927	1,080,034	(116,035)	(11,188)	956,738	120	(799)	—
Voya Russell™ Mid Cap Index Portfolio - Class I	2,864	481,959	(91,518)	(6,862)	386,443	23	1,450	140
Voya Russell™ Small Cap Index Portfolio - Class I	624	170,329	(13,908)	(2,954)	154,091	7	(11)	53
Voya U.S. Bond Index Portfolio - Class I	2,882	1,472,123	(465,556)	(10,052)	999,397	6,121	(495)	7
Voya U.S. Stock Index Portfolio - Class I	6,535	2,269,208	(473,450)	(33,884)	1,768,409	26,081	15,236	1,613
	$17,604	$5,704,867	$(1,175,762)	$(72,501)	$4,474,208	$32,368	$14,925	$1,813

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.4%
11,617	iShares iBoxx High Yield Corporate Bond Fund	$936,098	0.2
85,086	iShares U.S. Real Estate ETF	6,390,809	1.6
374,427	PowerShares Senior Loan Portfolio	8,387,165	2.1
445,072	SPDR Barclays Capital High Yield Bond ETF	15,092,391	3.8
156,010	SPDR Dow Jones International Real Estate ETF	6,103,111	1.5
82,477	SPDR Trust Series 1	16,816,236	4.2
	Total Exchange-Traded Funds (Cost $57,535,551)	53,725,810	13.4
MUTUAL FUNDS: 86.5%
	Affiliated Investment Companies: 85.5%
1,750,554	Voya Emerging Markets Index Portfolio - Class I	15,492,406	3.9
8,164,809	Voya International Index Portfolio - Class I	73,646,576	18.4
2,212,048	Voya Russell™ Mid Cap Index Portfolio - Class I	33,932,811	8.5
1,122,464	Voya Russell™ Small Cap Index Portfolio - Class I	15,995,118	4.0
4,128,222	Voya U.S. Bond Index Portfolio - Class I	43,428,897	10.9
11,926,476	Voya U.S. Stock Index Portfolio - Class I	159,099,195	39.8
		341,595,003	85.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
872,091	@	Credit Suisse Commodity Return Strategy Fund - Class I	$3,933,129	1.0
		Total Mutual Funds (Cost $365,228,264)	345,528,132	86.5
		Total Investments in Securities (Cost $422,763,815)	$399,253,942	99.9
		Assets in Excess of Other Liabilities	405,875	0.1
		Net Assets	$399,659,817	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $424,005,296.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$346,824
Gross Unrealized Depreciation	(25,098,178)
Net Unrealized Depreciation	$(24,751,354)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$53,725,810	$—	$—	$53,725,810
Mutual Funds	345,528,132	—	—	345,528,132
Total Investments, at fair value	$399,253,942	$—	$—	$399,253,942

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,566,575	$5,758,887	$(4,073,020)	$(2,760,036)	$15,492,406	$342,659	$(260,313)	$—
Voya International Index Portfolio - Class I	84,214,562	14,794,700	(17,847,802)	(7,514,884)	73,646,576	2,594,898	4,692,321	—
Voya Russell™ Mid Cap Index Portfolio - Class I	65,815,463	8,663,062	(24,847,732)	(15,697,982)	33,932,811	544,404	11,556,231	3,361,682
Voya Russell™ Small Cap Index Portfolio - Class I	17,830,097	3,752,348	(2,471,159)	(3,116,168)	15,995,118	187,487	645,124	1,509,944
Voya U.S. Bond Index Portfolio - Class I	26,425,533	33,523,834	(15,364,074)	(1,156,396)	43,428,897	840,679	153,710	85,696
Voya U.S. Stock Index Portfolio - Class I	166,379,505	47,898,322	(35,571,979)	(19,606,653)	159,099,195	3,120,519	3,086,051	15,398,420
	$377,231,735	$114,391,153	$(100,175,766)	$(49,852,119)	$341,595,003	$7,630,646	$19,873,124	$20,355,742

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$343,578
Interest rate contracts	(30,873)
Total	$312,705

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$222,439
Total	$222,439

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.3%
605	iShares U.S. Real Estate ETF	$45,442	1.6
2,721	PowerShares Senior Loan Portfolio	60,950	2.1
802	SPDR Barclays Capital High Yield Bond ETF	27,196	0.9
1,159	SPDR Dow Jones International Real Estate ETF	45,340	1.6
593	SPDR Trust Series 1	120,907	4.1
	Total Exchange-Traded Funds (Cost $303,672)	299,835	10.3
MUTUAL FUNDS: 89.6%
	Affiliated Investment Companies: 88.6%
16,687	Voya Emerging Markets Index Portfolio - Class I	147,682	5.0
63,124	Voya International Index Portfolio - Class I	569,378	19.5
16,162	Voya Russell™ Mid Cap Index Portfolio - Class I	247,925	8.5
8,165	Voya Russell™ Small Cap Index Portfolio - Class I	116,357	4.0
24,953	Voya U.S. Bond Index Portfolio - Class I	262,501	9.0
93,429	Voya U.S. Stock Index Portfolio - Class I	1,246,336	42.6
		2,590,179	88.6
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
6,789	@	Credit Suisse Commodity Return Strategy Fund - Class I	$30,619	1.0
		Total Mutual Funds (Cost $2,671,067)	2,620,798	89.6
		Total Investments in Securities (Cost $2,974,739)	$2,920,633	99.9
		Assets in Excess of Other Liabilities	2,845	0.1
		Net Assets	$2,923,478	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $2,978,578.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$307
Gross Unrealized Depreciation	(58,252)
Net Unrealized Depreciation	$(57,945)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$299,835	$—	$—	$299,835
Mutual Funds	2,620,798	—	—	2,620,798
Total Investments, at fair value	$2,920,633	$—	$—	$2,920,633

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,097	$161,597	$(8,889)	$(6,123)	$147,682	$24	$(521)	$—
Voya International Index Portfolio - Class I	4,603	628,563	(54,798)	(8,990)	569,378	152	457	—
Voya Russell™ Mid Cap Index Portfolio - Class I	3,675	292,410	(43,450)	(4,710)	247,925	37	1,198	228
Voya Russell™ Small Cap Index Portfolio - Class I	939	123,917	(6,244)	(2,254)	116,358	11	14	85
Voya U.S. Bond Index Portfolio - Class I	919	409,096	(145,768)	(1,746)	262,501	1,602	(661)	3
Voya U.S. Stock Index Portfolio - Class I	9,346	1,553,773	(289,022)	(27,762)	1,246,335	19,259	6,482	1,685
	$20,579	$3,169,356	$(548,171)	$(51,585)	$2,590,179	$21,085	$6,969	$2,001

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.4%
22,650	iShares Barclays 20+ Year Treasury Bond Fund	$2,732,043	1.0
54,542	iShares U.S. Real Estate ETF	4,096,650	1.6
240,014	PowerShares Senior Loan Portfolio	5,376,314	2.1
99,652	SPDR Dow Jones International Real Estate ETF	3,898,386	1.5
52,869	SPDR Trust Series 1	10,779,460	4.2
	Total Exchange-Traded Funds (Cost $27,634,792)	26,882,853	10.4
MUTUAL FUNDS: 89.5%
	Affiliated Investment Companies: 88.5%
1,700,029	Voya Emerging Markets Index Portfolio - Class I	15,045,258	5.8
5,870,483	Voya International Index Portfolio - Class I	52,951,756	20.4
1,770,411	Voya Russell™ Mid Cap Index Portfolio - Class I	27,158,102	10.5
727,669	Voya Russell™ Small Cap Index Portfolio - Class I	10,369,280	4.0
973,486	Voya U.S. Bond Index Portfolio - Class I	10,241,070	3.9
8,530,153	Voya U.S. Stock Index Portfolio - Class I	113,792,246	43.9
		229,557,712	88.5
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
569,361	@	Credit Suisse Commodity Return Strategy Fund - Class I	$2,567,817	1.0
		Total Mutual Funds (Cost $246,775,426)	232,125,529	89.5
		Total Investments in Securities (Cost $274,410,218)	$259,008,382	99.9
		Assets in Excess of Other Liabilities	276,974	0.1
		Net Assets	$259,285,356	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $275,458,691.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$230,153
Gross Unrealized Depreciation	(16,680,462)
Net Unrealized Depreciation	$(16,450,309)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$26,882,853	$—	$—	$26,882,853
Mutual Funds	232,125,529	—	—	232,125,529
Total Investments, at fair value	$259,008,382	$—	$—	$259,008,382

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$18,041,836	$6,412,702	$(6,930,527)	$(2,478,753)	$15,045,258	$378,112	$(873,726)	$—
Voya International Index Portfolio - Class I	57,645,216	12,152,176	(11,764,212)	(5,081,424)	52,951,756	1,799,823	2,962,123	—
Voya Russell™ Mid Cap Index Portfolio - Class I	46,417,767	8,123,853	(16,796,573)	(10,586,945)	27,158,102	481,847	6,774,979	2,975,394
Voya Russell™ Small Cap Index Portfolio - Class I	11,095,631	2,745,214	(1,496,565)	(1,975,000)	10,369,280	118,224	401,914	952,126
Voya U.S. Bond Index Portfolio - Class I	8,241,369	8,814,604	(6,595,003)	(219,901)	10,241,069	181,898	51,497	12,029
Voya U.S. Stock Index Portfolio - Class I	111,704,109	38,328,583	(23,125,724)	(13,114,721)	113,792,247	2,189,037	1,849,780	10,482,170
	$253,145,928	$76,577,132	$(66,708,604)	$(33,456,744)	$229,557,712	$5,148,941	$11,166,567	$14,421,719

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(75,930)
Interest rate contracts	(57,886)
Total	$(133,816)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$137,120
Total	$137,120

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.8%
129	iShares Barclays 20+ Year Treasury Bond Fund	$15,560	0.8
364	iShares U.S. Real Estate ETF	27,340	1.5
1,630	PowerShares Senior Loan Portfolio	36,512	2.0
690	SPDR Dow Jones International Real Estate ETF	26,993	1.5
354	SPDR Trust Series 1	72,177	4.0
	Total Exchange-Traded Funds (Cost $179,631)	178,582	9.8
MUTUAL FUNDS: 90.0%
	Affiliated Investment Companies: 89.1%
12,184	Voya Emerging Markets Index Portfolio - Class I	107,827	6.0
41,247	Voya International Index Portfolio - Class I	372,048	20.6
12,418	Voya Russell™ Mid Cap Index Portfolio - Class I	190,491	10.5
5,062	Voya Russell™ Small Cap Index Portfolio - Class I	72,128	4.0
6,941	Voya U.S. Bond Index Portfolio - Class I	73,022	4.0
59,663	Voya U.S. Stock Index Portfolio - Class I	795,906	44.0
		1,611,422	89.1
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 0.9%
3,579	@	Credit Suisse Commodity Return Strategy Fund - Class I	$16,141	0.9
		Total Mutual Funds (Cost $1,658,858)	1,627,563	90.0
		Total Investments in Securities (Cost $1,838,489)	$1,806,145	99.8
		Assets in Excess of Other Liabilities	2,799	0.2
		Net Assets	$1,808,944	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $1,841,401.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$322
Gross Unrealized Depreciation	(35,578)
Net Unrealized Depreciation	$(35,256)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$178,582	$—	$—	$178,582
Mutual Funds	1,627,563	—	—	1,627,563
Total Investments, at fair value	$1,806,145	$—	$—	$1,806,145

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,468	$137,454	$(27,317)	$(3,778)	$107,827	$30	$(144)	$—
Voya International Index Portfolio - Class I	4,660	458,832	(86,516)	(4,928)	372,048	144	2,517	—
Voya Russell™ Mid Cap Index Portfolio - Class I	3,762	255,327	(64,926)	(3,672)	190,491	38	2,336	237
Voya Russell™ Small Cap Index Portfolio - Class I	902	87,713	(14,972)	(1,515)	72,128	9	501	76
Voya U.S. Bond Index Portfolio - Class I	666	181,062	(108,101)	(605)	73,022	513	(223)	1
Voya U.S. Stock Index Portfolio - Class I	9,031	1,139,317	(333,195)	(19,247)	795,906	12,470	14,948	1,554
	$20,489	$2,259,705	$(635,027)	$(33,745)	$1,611,422	$13,204	$19,935	$1,868

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.1%
6,167	iShares Barclays 20+ Year Treasury Bond Fund	$743,863	1.0
14,851	iShares U.S. Real Estate ETF	1,115,459	1.5
27,164	SPDR Dow Jones International Real Estate ETF	1,062,656	1.5
14,395	SPDR Trust Series 1	2,934,996	4.1
	Total Exchange-Traded Funds (Cost $5,928,651)	5,856,974	8.1
MUTUAL FUNDS: 91.8%
	Affiliated Investment Companies: 90.8%
472,263	Voya Emerging Markets Index Portfolio - Class I	4,179,532	5.8
1,751,259	Voya International Index Portfolio - Class I	15,796,359	21.9
492,572	Voya Russell™ Mid Cap Index Portfolio - Class I	7,556,062	10.5
202,242	Voya Russell™ Small Cap Index Portfolio - Class I	2,881,956	4.0
277,619	Voya U.S. Bond Index Portfolio - Class I	2,920,551	4.0
2,407,530	Voya U.S. Stock Index Portfolio - Class I	32,116,444	44.6
		65,450,904	90.8
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
154,846	@	Credit Suisse Commodity Return Strategy Fund - Class I	$698,356	1.0
		Total Mutual Funds (Cost $71,561,990)	66,149,260	91.8
		Total Investments in Securities (Cost $77,490,641)	$72,006,234	99.9
		Assets in Excess of Other Liabilities	63,684	0.1
		Net Assets	$72,069,918	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $77,842,157.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$55,496
Gross Unrealized Depreciation	(5,891,419)
Net Unrealized Depreciation	$(5,835,923)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,856,974	$—	$—	$5,856,974
Mutual Funds	66,149,260	—	—	66,149,260
Total Investments, at fair value	$72,006,234	$—	$—	$72,006,234

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$4,150,660	$2,657,196	$(1,945,267)	$(683,057)	$4,179,532	$93,821	$(221,448)	$—
Voya International Index Portfolio - Class I	13,254,966	6,330,980	(2,481,460)	(1,308,127)	15,796,359	446,587	606,953	—
Voya Russell™ Mid Cap Index Portfolio - Class I	10,669,525	4,102,707	(4,842,209)	(2,373,961)	7,556,062	119,565	1,382,815	738,313
Voya Russell™ Small Cap Index Portfolio - Class I	2,550,214	1,268,644	(459,798)	(477,104)	2,881,956	29,335	67,874	236,254
Voya U.S. Bond Index Portfolio - Class I	1,893,699	2,648,222	(1,561,183)	(60,187)	2,920,551	48,559	11,584	2,984
Voya U.S. Stock Index Portfolio - Class I	26,975,612	16,867,992	(8,502,482)	(3,224,678)	32,116,444	618,375	179,688	2,818,058
	$59,494,676	$33,875,741	$(19,792,399)	$(8,127,114)	$65,450,904	$1,356,242	$2,027,466	$3,795,609

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments by primary risk exposure on the Portfolio’s Statement of Operations for the year ended December 31, 2015 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(32,589)
Interest rate contracts	(15,436)
Total	$(48,025)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$30,471
Total	$30,471

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.5%
35	iShares Barclays 20+ Year Treasury Bond Fund	$4,222	1.1
84	iShares U.S. Real Estate ETF	6,309	1.6
161	SPDR Dow Jones International Real Estate ETF	6,298	1.6
83	SPDR Trust Series 1	16,923	4.2
	Total Exchange-Traded Funds (Cost $33,895)	33,752	8.5
MUTUAL FUNDS: 91.3%
	Affiliated Investment Companies: 90.3%
2,681	Voya Emerging Markets Index Portfolio - Class I	23,730	6.0
9,689	Voya International Index Portfolio - Class I	87,393	22.0
2,714	Voya Russell™ Mid Cap Index Portfolio - Class I	41,640	10.5
1,099	Voya Russell™ Small Cap Index Portfolio - Class I	15,667	3.9
1,505	Voya U.S. Bond Index Portfolio - Class I	15,831	4.0
13,094	Voya U.S. Stock Index Portfolio - Class I	174,671	43.9
		358,932	90.3
Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
		Unaffiliated Investment Companies: 1.0%
945	@	Credit Suisse Commodity Return Strategy Fund - Class I	$4,260	1.0
		Total Mutual Funds (Cost $370,248)	363,192	91.3
		Total Investments in Securities (Cost $404,143)	$396,944	99.8
		Assets in Excess of Other Liabilities	664	0.2
		Net Assets	$397,608	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $406,160.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$62
Gross Unrealized Depreciation	(9,278)
Net Unrealized Depreciation	$(9,216)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Exchange-Traded Funds	$33,752	$—	$—	$33,752
Mutual Funds	363,192	—	—	363,192
Total Investments, at fair value	$396,944	$—	$—	$396,944

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2015 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2015, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/14	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/15	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$37,657	$(13,198)	$(729)	$23,730	$22	$(126)	$—
Voya International Index Portfolio - Class I	—	128,746	(39,990)	(1,363)	87,393	104	151	—
Voya Russell™ Mid Cap Index Portfolio - Class I	—	66,745	(24,470)	(635)	41,640	28	137	172
Voya Russell™ Small Cap Index Portfolio - Class I	—	21,883	(5,888)	(328)	15,667	7	29	55
Voya U.S. Bond Index Portfolio - Class I	—	35,762	(19,870)	(61)	15,831	105	(69)	1
Voya U.S. Stock Index Portfolio - Class I	—	284,594	(106,223)	(3,700)	174,671	2,116	3,164	1,390
	$—	$575,387	$(209,639)	$(6,816)	$358,932	$2,382	$3,286	$1,618

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
74

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1863
Class I	NII	$0.2421
Class S	NII	$0.2122
Class S2	NII	$0.1800
Class T	NII	$0.1651
Class Z(1)	NII	$0.2421
All Classes	STCG	$0.0417
All Classes	LTCG	$0.6269
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.1543
Class I	NII	$0.0680
Class S	NII	$0.0535
Class S2	NII	$0.0030
Class T	NII	$—
Class Z(1)	NII	$0.0680
All Classes	STCG	$0.0160
All Classes	LTCG	$0.2869
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1635
Class I	NII	$0.2229
Class S	NII	$0.1959
Class S2	NII	$0.1623
Class T	NII	$0.1429
Class Z(1)	NII	$0.2229
All Classes	STCG	$0.0247
All Classes	LTCG	$0.9470
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.0650
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
Class T	NII	$—
Class Z(1)	NII	$—
All Classes	STCG	$0.0099
All Classes	LTCG	$0.1813
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1514
Class I	NII	$0.2108
Class S	NII	$0.1830
Class S2	NII	$0.1468
Portfolio Name	Type	Per Share Amount
Class T	NII	$0.1310
Class Z(1)	NII	$0.2108
All Classes	STCG	$0.0368
All Classes	LTCG	$1.1636
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.1284
Class I	NII	$0.1038
Class S	NII	$0.0506
Class S2	NII	$0.0528
Class T	NII	$0.0104
Class Z(1)	NII	$0.1038
All Classes	STCG	$0.0301
All Classes	LTCG	$0.6122
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1192
Class I	NII	$0.1786
Class S	NII	$0.1496
Class S2	NII	$0.1164
Class T	NII	$0.0985
Class Z(1)	NII	$0.1786
All Classes	STCG	$0.0439
All Classes	LTCG	$1.2632
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.0442
Class I	NII	$0.1145
Class S	NII	$0.0735
Class S2	NII	$0.0632
Class T	NII	$0.0185
Class Z(1)	NII	$0.1145
All Classes	STCG	$0.0341
All Classes	LTCG	$0.6757
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1197
Class I	NII	$0.1779
Class S	NII	$0.1503
Class S2	NII	$0.1144
Class T	NII	$0.0856
Class Z(1)	NII	$0.1780
All Classes	STCG	$0.0475
All Classes	LTCG	$1.1488

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
(1)
Commenced operations on May 1, 2015.

75

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	19.68%
Voya Index Solution 2020 Portfolio	6.24%
Voya Index Solution 2025 Portfolio	41.41%
Voya Index Solution 2030 Portfolio	8.27%
Voya Index Solution 2035 Portfolio	55.78%
Voya Index Solution 2040 Portfolio	16.03%
Voya Index Solution 2045 Portfolio	68.66%
Voya Index Solution 2050 Portfolio	21.18%
Voya Index Solution 2055 Portfolio	70.61%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$9,605,971
Voya Index Solution 2020 Portfolio	$1,148
Voya Index Solution 2025 Portfolio	$42,758,861
Voya Index Solution 2030 Portfolio	$1,604
Voya Index Solution 2035 Portfolio	$42,435,520
Voya Index Solution 2040 Portfolio	$2,013
Voya Index Solution 2045 Portfolio	$28,272,874
Voya Index Solution 2050 Portfolio	$2,038
Voya Index Solution 2055 Portfolio	$5,566,256
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2015:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$34,986	$0.0009	4.68%
Voya Index Solution 2020 Portfolio	$1,533	$0.0021	1.68%
Voya Index Solution 2025 Portfolio	$119,121	$0.0025	19.23%
Voya Index Solution 2030 Portfolio	$1,576	$0.0039	2.89%
Voya Index Solution 2035 Portfolio	$126,765	$0.0032	26.37%
Voya Index Solution 2040 Portfolio	$1,060	$0.0045	3.75%
Voya Index Solution 2045 Portfolio	$101,428	$0.0041	33.05%
Voya Index Solution 2050 Portfolio	$717	$0.0049	2.40%
Voya Index Solution 2055 Portfolio	$29,692	$0.0052	33.25%
Voya Index Solution 2060 Portfolio	$170	$0.0040	3.53%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

76

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
77

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
78

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2005 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

79

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
80

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

81

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1215-021716)

Annual Report
December 31, 2015
Classes ADV and S
Voya Partners, Inc.
■
VY® Fidelity® VIP Contrafund® Portfolio*

■
VY® Fidelity® VIP Equity-Income Portfolio*

■
VY® Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*
Fidelity and Contrafund are registered trademarks of FMR LLC.
Used with permission.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Fed action — global reaction
Dear Shareholder,
One of the most anticipated events of 2015 came to pass with only a few weeks left on the calendar. Following the mid-December gathering of its policy-making Federal Open Market Committee, the Federal Reserve Board (“Fed”) announced the first increase of the federal funds target rate in nearly a decade, hiking its key policy interest rate 0.25% to a range of 0.25% – 0.50%. In its announcement, the central bank cited considerable improvement in labor-market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. The widely expected interest rate hike already had been priced into most asset classes and thus had minimal immediate impact on the direction of financial markets.
Worth noting is that the Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation. The disruptions that potentially may emerge from this divergence in central bank policies will demand close attention in the year ahead. Witness January stock market performance.
Though the Fed believes the U.S. economy is strong enough to bear a fed funds interest rate increase, many of the same risks and opportunities persist in the markets. The global economic backdrop and geopolitical stresses continue to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your investment advisor before you take action.
At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
January 12, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2015

In our semi-annual report, we described how equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved east and in August an unexpected announcement from China re-awakened other concerns, sending global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, on a roller-coaster ride. Having been up 4.14% for the half-year, the Index finally ended 2015 with a gain of 2.08%. (The Index returned -0.87% for the one year ended December 31, 2015, measured in U.S. dollars.)
U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. The December report was a little weaker. Gross domestic product (“GDP”), initially held back by another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.0% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.
Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased the federal funds interest rate for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC tried to re-set expectations, signaling in October the December increase of 0.25% that eventually took place, to a range of 0.25% – 0.50%.
Internationally, as noted, the ECB at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.7% and GDP rose 1.6% year-over-year in the third quarter of 2015. Core inflation edged above 1.0% before slipping back. In December, ECB President Draghi’s much anticipated intensification of the program disappointed markets. Sentiment also suffered in mid-year when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.
Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years, then to 6.9% in the third. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The
Bank of China lowered interest rates, eased bank reserve requirements and by the end of December, with the yuan gradually depreciating, the Shanghai Composite had regained over a quarter of its losses.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 0.55% in 2015, while the Barclays U.S. Treasury Bond sub-index added 0.84%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 4.43%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index dipped 1.44% as inflationary expectations receded.
U.S. equities, represented by the S&P 500® Index including dividends, crept up 1.38% over the year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best, rising 10.11%. The most challenged sector was understandably energy, slumping 21.12%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again in the third. Shares of companies with smaller market capitalizations lagged: the Russell Midcap® Index fell 2.44% and the Russell 2000® Index fell 4.41%.
In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 11.47% against the euro over the year. It rose less, 5.75%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it barely moved, rising just 0.40%.
International markets fell sharply after the events in August, with a partial recovery which was faltering by year-end. The MSCI Japan® Index held on to a gain of 9.93% for the year, amid renewed optimism about the yen-denominated profitability and better governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction of quantitative easing, plus the declining euro that went with it and advanced 8.30%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 2.21%.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
Shanghai Stock Exchange Composite Index	A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.
3

VY® Fidelity® VIP Contrafund® Portfolio	Portfolio Managers’ Report

VY® Fidelity® VIP Contrafund® Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-0.16%	10.03%	6.41%
Class S	0.08%	10.29%	6.68%
S&P 500® Index	1.38%	12.57%	7.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Contrafund® Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

4

Portfolio Managers’ Report	VY® Fidelity® VIP Equity-Income Portfolio

VY® Fidelity® VIP Equity-Income Portfolio (the “Portfolio”) seeks reasonable income and considers the potential for capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-4.82%	8.78%	4.37%
Class S	-4.60%	9.03%	4.64%
Russell 3000® Value Index	-4.13%	10.98%	6.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Equity-Income Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

5

VY® Fidelity® VIP Mid Cap Portfolio	Portfolio Managers’ Report

VY® Fidelity® VIP Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Year	10 Year
Class ADV	-2.19%	7.09%	6.78%
Class S	-1.88%	7.35%	7.05%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Mid Cap Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

6

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2015*	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2015*
VY® Fidelity® VIP Contrafund® Portfolio
Class ADV	$1,000.00	$970.50	1.43%	$7.10	$1,000.00	$1,018.00	1.43%	$7.27
Class S	1,000.00	971.70	1.18	5.86	1,000.00	1,019.26	1.18	6.01
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$946.30	1.34%	$6.57	$1,000.00	$1,018.45	1.34%	$6.82
Class S	1,000.00	947.10	1.09	5.35	1,000.00	1,019.71	1.09	5.55
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$933.30	1.43%	$6.97	$1,000.00	$1,018.00	1.43%	$7.27
Class S	1,000.00	935.20	1.18	5.76	1,000.00	1,019.26	1.18	6.01

*
Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of VY® Fidelity® VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio, and VY® Fidelity® VIP Mid Cap Portfolio, each a series of Voya Partners, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 22, 2016
8

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2015

	VY® Fidelity® VIP Contrafund® Portfolio	VY® Fidelity® VIP Equity-Income Portfolio	VY® Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$235,943,852	$10,410,775	$32,582,807
Cash	1,167,663	23,806	121,996
Receivables:
Investment in master fund sold	832,322	242,041	—
Fund shares sold	2,957	—	13,459
Prepaid expenses	531	22	72
Reimbursement due from manager	22,101	2,256	8,647
Other assets	7,748	622	1,210
Total assets	237,977,174	10,679,522	32,728,191
LIABILITIES:
Payable for investments in master fund purchased	2,935	—	13,444
Payable for fund shares redeemed	832,344	242,041	15
Payable for investment management fees	20,469	936	2,814
Payable for distribution and shareholder service fees	52,593	2,399	7,146
Payable for directors fees	1,376	60	186
Payable to directors under the deferred compensation plan (Note 6)	7,748	622	1,210
Other accrued expenses and liabilities	90,840	11,189	36,116
Total liabilities	1,008,305	257,247	60,931
NET ASSETS	$236,968,869	$10,422,275	$32,667,260
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$214,198,805	$23,499,450	$29,494,917
Undistributed (distributions in excess of) net investment income	3,150,059	370,598	(1,216)
Accumulated net realized gain (loss)	(44,277,360)	(13,009,022)	3,778,328
Net unrealized appreciation (depreciation)	63,897,365	(438,751)	(604,769)
NET ASSETS	$236,968,869	$10,422,275	$32,667,260
* Cost of investments in master fund at value	$172,046,487	$10,849,526	$33,187,576
Class ADV
Net assets	$6,722,484	$278,094	$521,070
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	463,127	24,787	34,299
Net asset value and redemption price per share	$14.52	$11.22	$15.19
Class S
Net assets	$230,246,385	$10,144,181	$32,146,190
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,719,506	903,249	2,087,693
Net asset value and redemption price per share	$14.65	$11.23	$15.40

(1)
The master funds for the VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds’ financial statements.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS for the year ended December 31, 2015

	VY® Fidelity® VIP Contrafund® Portfolio	VY® Fidelity® VIP Equity-Income Portfolio	VY® Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$1,974,647	$346,471	$86,935
Total investment income	1,974,647	346,471	86,935
EXPENSES:
Investment management fees(2)	176,755	7,836	24,156
Distribution and shareholder service fees:
Class ADV	33,708	1,404	2,629
Class S	671,186	29,180	91,581
Class S2(3)	—	—	11
Transfer agent fees	251	4	745
Administrative service fees(2)	98,459	4,116	13,004
Shareholder reporting expense	18,250	1,825	10,494
Registration fees	696	—	348
Professional fees	77,745	10,950	16,429
Custody and accounting expense	24,090	1,095	3,210
Directors fees	8,256	359	1,115
Miscellaneous expense	13,606	7,029	7,347
Total expenses	1,123,002	63,798	171,069
Net waived and reimbursed fees	(277,407)	(26,982)	(58,253)
Net expenses	845,595	36,816	112,816
Net investment income (loss)	1,129,052	309,655	(25,881)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from master fund	26,481,186	1,152,411	4,740,325
Sale of investments in master fund	44,074,851	257,709	2,363,606
Net realized gain	70,556,037	1,410,120	7,103,931
Net change in unrealized appreciation (depreciation) on:
Master fund	(70,634,233)	(2,263,512)	(7,608,324)
Net change in unrealized appreciation (depreciation)	(70,634,233)	(2,263,512)	(7,608,324)
Net realized and unrealized loss	(78,196)	(853,392)	(504,393)
Increase (decrease) in net assets resulting from operations	$1,050,856	$(543,737)	$(530,274)

(1)
The master funds for the VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds’ financial statements.

(2)
Effective May 1, 2015, the investment management fee and administration fee were combined under a single amended and restated investment management agreement. Please see Note 4 for further information.

(3)
Class S2 of VY® Fidelity® VIP Mid Cap Portfolio liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Fidelity® VIP Contrafund® Portfolio		VY® Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$1,129,052	$1,229,502	$309,655	$307,550
Net realized gain	70,556,037	31,864,676	1,410,120	1,100,032
Net change in unrealized appreciation (depreciation)	(70,634,233)	826,231	(2,263,512)	(259,623)
Increase (decrease) in net assets resulting from operations	1,050,856	33,920,409	(543,737)	1,147,959
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(174,251)	(24,081)	(10,681)	(10,601)
Class S	(7,189,918)	(1,674,200)	(448,151)	(589,465)
Total distributions	(7,364,169)	(1,698,281)	(458,832)	(600,066)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,825,556	9,267,936	657,951	901,113
Reinvestment of distributions	7,364,169	1,698,281	458,832	600,066
	14,189,725	10,966,217	1,116,783	1,501,179
Cost of shares redeemed	(78,056,879)	(79,991,121)	(2,694,039)	(3,600,173)
Net decrease in net assets resulting from capital share transactions	(63,867,154)	(69,024,904)	(1,577,256)	(2,098,994)
Net decrease in net assets	(70,180,467)	(36,802,776)	(2,579,825)	(1,551,101)
NET ASSETS:
Beginning of year or period	307,149,336	343,952,112	13,002,100	14,553,201
End of year or period	$236,968,869	$307,149,336	$10,422,275	$13,002,100
Undistributed net investment income at end of year or period	$3,150,059	$7,357,262	$370,598	$458,175

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment (loss)	$(25,881)	$(123,227)
Net realized gain	7,103,931	6,112,711
Net change in unrealized appreciation (depreciation)	(7,608,324)	(3,665,690)
Increase (decrease) in net assets resulting from operations	(530,274)	2,323,794
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,189)	(48,801)
Class S	(465,055)	(2,047,718)
Class S2(1)	—	(273)
Net realized gains:
Class ADV	(32,225)	(74,539)
Class S	(2,136,248)	(2,906,187)
Class S2(1)	—	(393)
Total distributions	(2,637,717)	(5,077,911)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,392,518	2,088,992
Reinvestment of distributions	2,637,717	5,077,245
	5,030,235	7,166,237
Cost of shares redeemed	(9,406,202)	(10,462,728)
Net decrease in net assets resulting from capital share transactions	(4,375,967)	(3,296,491)
Net decrease in net assets	(7,543,958)	(6,050,608)
NET ASSETS:
Beginning of year or period	40,211,218	46,261,826
End of year or period	$32,667,260	$40,211,218
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,216)	$467,098

(1)
Class S2 liquidated on May 28, 2015.

See Accompanying Notes to Financial Statements
12

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions						Ratios to average net assets			Supplemental data		Ratios and Supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
VY® Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-15	14.92	0.04	(0.05)	(0.01)	0.39	—	—	0.39	14.52	(0.16)	0.65	0.55	0.26	6,722	13	1.53	1.43	1.42	80
12-31-14	13.49	0.03	1.45	1.48	0.05	—	—	0.05	14.92	11.02	0.65	0.55	0.21	6,674	5	1.53	1.43	1.43	74
12-31-13	10.42	0.04	3.11	3.15	0.08	—	—	0.08	13.49	30.31	0.65	0.55	0.29	6,336	4	1.54	1.43	1.42	86
12-31-12	9.05	0.07	1.33	1.40	0.03	—	—	0.03	10.42	15.46	0.61	0.55	0.77	5,451	5	1.50	1.44	1.43	87
12-31-11	9.42	0.01	(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
Class S
12-31-15	15.04	0.06•	(0.03)	0.03	0.42	—	—	0.42	14.65	0.08	0.40	0.30	0.41	230,246	13	1.28	1.18	1.17	80
12-31-14	13.58	0.06	1.48	1.54	0.08	—	—	0.08	15.04	11.36	0.40	0.30	0.39	300,476	5	1.28	1.18	1.18	74
12-31-13	10.49	0.06•	3.13	3.19	0.10	—	—	0.10	13.58	30.46	0.40	0.30	0.49	337,616	4	1.29	1.18	1.17	86
12-31-12	9.10	0.08•	1.36	1.44	0.05	—	—	0.05	10.49	15.82	0.36	0.30	0.77	309,112	5	1.25	1.19	1.18	87
12-31-11	9.47	0.05	(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-15	12.24	0.30•	(0.87)	(0.57)	0.45	—	—	0.45	11.22	(4.82)	0.78	0.55	2.53	278	18	1.57	1.34	1.33	46
12-31-14	11.81	0.27•	0.66	0.93	0.50	—	—	0.50	12.24	8.00	0.74	0.55	2.20	273	10	1.53	1.34	1.34	40
12-31-13	9.62	0.20•	2.38	2.58	0.39	—	—	0.39	11.81	27.03	0.68	0.55	1.81	247	17	1.48	1.34	1.34	32
12-31-12	8.36	0.10•	1.27	1.37	0.11	—	—	0.11	9.62	16.47	0.69	0.55	1.08	203	17	1.49	1.35	1.34	48
12-31-11	8.47	0.16	(0.16)	0.00*	0.11	—	—	0.11	8.36	0.14	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
Class S
12-31-15	12.24	0.31•	(0.85)	(0.54)	0.47	—	—	0.47	11.23	(4.60)	0.53	0.30	2.59	10,144	18	1.32	1.09	1.08	46
12-31-14	11.80	0.26	0.70	0.96	0.52	—	—	0.52	12.24	8.23	0.49	0.30	2.16	12,729	10	1.28	1.09	1.09	40
12-31-13	9.63	0.17•	2.45	2.62	0.45	—	—	0.45	11.80	27.46	0.43	0.30	1.59	14,306	17	1.23	1.09	1.09	32
12-31-12	8.43	0.22•	1.18	1.40	0.20	—	—	0.20	9.63	16.68	0.44	0.30	2.44	16,883	17	1.24	1.10	1.09	48
12-31-11	8.54	0.14•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-15	16.63	(0.05)	(0.24)	(0.29)	0.13	1.02	—	1.15	15.19	(2.19)	0.71	0.55	(0.29)	521	19	1.59	1.43	1.43	26
12-31-14	17.89	(0.09)•	0.98	0.89	0.85	1.30	—	2.15	16.63	5.44	0.69	0.55	(0.54)	514	7	1.57	1.43	1.43	142
12-31-13	13.24	(0.05)•	4.70	4.65	—	—	—	—	17.89	35.12	0.67	0.55	(0.33)	1,118	20	1.56	1.44	1.43	132
12-31-12	11.62	(0.04)	1.66	1.62	—	—	—	—	13.24	13.94	0.65	0.55	(0.23)	1,609	11	1.55	1.45	1.43	187
12-31-11	13.10	(0.07)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
See Accompanying Notes to Financial Statements
13

Financial Highlights (continued)

		Income (loss) from investment operations			Less distributions						Ratios to average net assets			Supplemental data		Ratios and Supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
VY® Fidelity® VIP Mid Cap Portfolio (continued)
Class S
12-31-15	16.88	(0.01)•	(0.23)	(0.24)	0.22	1.02	—	1.24	15.40	(1.88)	0.46	0.30	(0.07)	32,146	19	1.34	1.18	1.18	26
12-31-14	18.15	(0.05)•	1.00	0.95	0.92	1.30	—	2.22	16.88	5.69	0.44	0.30	(0.28)	39,692	7	1.32	1.18	1.18	142
12-31-13	13.41	(0.01)	4.76	4.75	0.01	—	—	0.01	18.15	35.41	0.42	0.30	(0.04)	45,139	20	1.31	1.19	1.18	132
12-31-12	11.74	0.00*	1.67	1.67	—	—	—	—	13.41	14.22	0.40	0.30	0.03	38,972	11	1.30	1.20	1.18	187
12-31-11	13.23	(0.04)	(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)
Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)
Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(6)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The series of the Company serve as investment options in underlying variable annuity contracts and variable life insurance policies offered by Directed Services LLC. The Company currently consists of forty-one active separate investment series. The three series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: VY® Fidelity® VIP Contrafund® Portfolio* (“VY® Fidelity® VIP Contrafund®”); VY® Fidelity® VIP Equity-Income Portfolio (“VY® Fidelity® VIP Equity-Income”) and VY® Fidelity® VIP Mid Cap Portfolio (“VY® Fidelity® VIP Mid Cap”), each a diversified series of the Company.
Each Portfolio in this report operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
As of December 31, 2015, VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income, and VY® Fidelity® VIP Mid Cap each held 1.27%, 0.20% and 0.40% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund has indirect exposure to those securities.
The classes of shares included in this report are: Adviser (“Class ADV”) and Service (“Class S”). Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. DSL oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is

*
Fidelity and Contrafund are registered trademarks of FMR LLC. Used with permission.

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.
Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds’ Prospectus and SAI.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2015, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the master funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the master funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN MASTER FUNDS
For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of the Master Funds were as follows:
	Purchases	Sales
VY® Fidelity® VIP Contrafund®	$34,439,058	$105,325,070
VY® Fidelity® VIP Equity-Income	2,094,252	3,826,976
VY® Fidelity® VIP Mid Cap	7,102,692	14,162,902
NOTE 4 — INVESTMENT MANAGEMENT AND MASTER FUNDS EXPENSES
Fidelity Management & Research Company (“FMR”) serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.(1)
Each Master Fund, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio and Fidelity® VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.55%, 0.45% and 0.55%, of each respective Master Fund’s current average daily net assets. Prior to May 1, 2015 and pursuant to its Management Agreement with the Company, if the respective Portfolio did not invest substantially all of its assets in another investment company, DSL may have charged an annual management fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap, respectively. If a Portfolio invested substantially all of its assets in another investment company, DSL did not charge a management fee. No management fees were paid to the Investment Adviser through April 30, 2015, as each Portfolio invested substantially all of its assets in another investment company.
Also, prior to May 1, 2015, the Portfolios had entered into an administrative agreement (“Administrative Agreement”) with Voya Funds Services, LLC (the “Administrator”), a Delaware limited liability company. The Administrator provided certain administrative and shareholder services necessary for each Portfolio’s operations and was responsible for the supervision of other service providers. For its services, the Administrator was entitled to receive from each Portfolio a management fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Amounts paid to the Administrator through April 30, 2015 are reflected as administrative service fees on the accompanying Statements of Operations.
Effective May 1, 2015, the terms of the Portfolios’ Management Agreement and Administrative Agreement were combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under the Portfolios’ Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolios and there is no change to the investment management or administrative services provided.
Pursuant to its Amended and Restated Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual management fee at annual rates equal to 0.68%, 0.58% and 0.68% of average daily net assets for VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL may charge an annual management fee at annual rates equal to 0.10% of average daily net assets for each Portfolio. Each Portfolio anticipates investing substantially all of its assets in another investment company. Single management fee

(1)
Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND MASTER FUNDS EXPENSES (continued)

amounts paid to the Investment Adviser from May 1, 2015 through December 31, 2015 are reflected as investment management fees on the accompanying Statement of Operations.
For the year ended December 31, 2015, each Portfolio invested substantially all of its assets in its respective Master Fund.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Portfolios have a shareholder servicing plan (“Service Plan”) for the Class ADV and Class S shares of each respective Portfolio. Under the Service Plan, a Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of a Portfolio’s average daily net assets attributable to its Class ADV and Class S shares.
The Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) for the Class ADV shares of each respective Portfolio. The Distribution Plan provides for a distribution fee, payable to the Distributor at an annual rate not to exceed 0.25% of a Portfolio’s average daily net assets attributable to its Class ADV shares.
Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class ADV and Class S shares of each respective Portfolio pay only their proportionate share of the Master Fund’s 12b-1 plan expenses.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2015, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company	VY® Fidelity® VIP Contrafund®	99.25%
	VY® Fidelity® VIP Equity-Income	96.57
	VY® Fidelity® VIP Mid Cap	98.76
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2015, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expense	Amount
VY® Fidelity® VIP Mid Cap	Audit	$5,837
	Shareholder Reporting	20,935
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses for each Portfolio, excluding interest, taxes, investment-related costs, leverage expenses, Master Fund Fees and Expenses, and extraordinary expenses to 0.55% and 0.30% for Class ADV and Class S, respectively.
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

As of December 31, 2015, the amounts of waived and/or reimbursed fees subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2016	2017	2018	Total
VY® Fidelity® VIP Contrafund®	$316,955	$320,070	$277,407	$914,432
	December 31,
	2016	2017	2018	Total
VY® Fidelity® VIP Equity-Income	22,012	26,392	26,982	75,386
VY® Fidelity® VIP Mid Cap	53,428	57,390	58,251	169,069
The Expense Limitation Agreement is contractual through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
VY® Fidelity® VIP Contrafund®
Class ADV
12/31/2015	43,826	—	11,563	(39,610)	15,779	649,368	—	174,251	(588,505)	235,114
12/31/2014	124,454	—	1,713	(148,588)	(22,421)	1,726,506	—	24,081	(2,074,739)	(324,152)
Class S
12/31/2015	406,235	—	473,332	(5,140,167)	(4,260,600)	6,176,188	—	7,189,918	(77,468,374)	(64,102,268)
12/31/2014	534,851	—	118,234	(5,525,929)	(4,872,844)	7,541,430	—	1,674,200	(77,916,382)	(68,700,752)
VY® Fidelity® VIP Equity-Income
Class ADV
12/31/2015	3,671	—	900	(2,098)	2,473	44,596	—	10,681	(25,617)	29,660
12/31/2014	873	—	886	(334)	1,425	10,526	—	10,601	(4,108)	17,019
Class S
12/31/2015	51,365	—	37,755	(225,665)	(136,545)	613,355	—	448,151	(2,668,422)	(1,606,916)
12/31/2014	73,964	—	49,327	(295,821)	(172,530)	890,587	—	589,465	(3,596,065)	(2,116,013)
VY® Fidelity® VIP Mid Cap
Class ADV
12/31/2015	5,105	—	2,231	(3,969)	3,367	87,714	—	36,414	(67,505)	56,623
12/31/2014	8,353	—	7,675	(47,582)	(31,554)	147,725	—	123,340	(786,244)	(515,179)
Class S
12/31/2015	135,395	—	157,464	(556,063)	(263,204)	2,304,804	—	2,601,303	(9,333,399)	(4,427,292)
12/31/2014	109,232	—	303,920	(549,039)	(135,887)	1,941,267	—	4,953,905	(9,676,484)	(2,781,312)
Class S2(1)
12/31/2015	—	—	—	(302)	(302)	—	—	—	(5,298)	(5,298)
12/31/2014	—	—	—	—	—	—	—	—	—
—

(1)
Class S2 liquidated on May 28, 2015.

NOTE 10 — Federal Income Taxes
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2015 (continued)

NOTE 10 — Federal Income Taxes (continued)

The following permanent tax differences have been reclassified as of December 31, 2015:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
VY® Fidelity® VIP Contrafund®	$—	$2,027,914	$(2,027,914)
VY® Fidelity® VIP Equity-Income	—	61,600	(61,600)
VY® Fidelity® VIP Mid Cap	(185)	26,811	(26,626)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2015		Year Ended December 31, 2014
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
VY® Fidelity® VIP Contrafund®	$7,364,169	$—	$1,698,281	$—
VY® Fidelity® VIP Equity-Income	458,832	—	600,066	—
VY® Fidelity® VIP Mid Cap	564,612	2,073,105	2,096,792	2,981,119
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
Amount				Character	Expiration
VY® Fidelity® VIP Contrafund®	$3,157,772	$—	$28,429,791	$(1,420,874)	Short-term	2017
				(7,388,912)	Short-term	2018
				$(8,809,786)*
VY® Fidelity® VIP Equity-Income	371,256	—	(1,763,378)	(4,401,655)	Short-term	2017
				(5,708,489)	Short-term	2018
				(42,629)	Short-term	None
				(1,531,622)	Long-term	None
				$(11,684,395)
VY® Fidelity® VIP Mid Cap	—	4,842,306	(1,668,747)	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2015, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 11 — SUBSEQUENT EVENT
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.
20

PORTFOLIO OF INVESTMENTS
VY® Fidelity® VIP Contrafund® Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
Master Fund: 99.6%
7,096,056	Fidelity VIP Contrafund Portfolio - Service Class 2	$235,943,852	99.6
	Total Investments in Master Fund (Cost $172,046,487)	$235,943,852	99.6
	Assets in Excess of Other Liabilities	1,025,017	0.4
	Net Assets	$236,968,869	100.0

Cost for federal income tax purposes is $207,514,061.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,429,791
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$28,429,791

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Master Fund	$235,943,852	$—	$—	$235,943,852
Total Investments, at fair value	$235,943,852	$—	$—	$235,943,852

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
21

PORTFOLIO OF INVESTMENTS
VY® Fidelity® VIP Equity-Income Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
Master Fund: 99.9%
519,500	Fidelity VIP Equity-Income Portfolio - Service Class 2	$10,410,775	99.9
	Total Investments in Master Fund (Cost $10,849,526)	$10,410,775	99.9
	Assets in Excess of Other Liabilities	11,500	0.1
	Net Assets	$10,422,275	100.0

Cost for federal income tax purposes is $12,174,153.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,763,378)
Net Unrealized Depreciation	$(1,763,378)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Master Fund	$10,410,775	$—	$—	$10,410,775
Total Investments, at fair value	$10,410,775	$—	$—	$10,410,775

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
22

PORTFOLIO OF INVESTMENTS
VY® Fidelity® VIP Mid Cap Portfolio	as of December 31, 2015

Shares		Value	Percentage of Net Assets
Master Fund: 99.7%
1,023,651	Fidelity VIP Mid Cap Portfolio - Service Class 2	$32,582,807	99.7
	Total Investments in Master Fund (Cost $33,187,576)	$32,582,807	99.7
	Assets in Excess of Other Liabilities	84,453	0.3
	Net Assets	$32,667,260	100.0

Cost for federal income tax purposes is $34,251,554.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,668,747)
Net Unrealized Depreciation	$(1,668,747)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2015
Asset Table
Investments, at fair value
Master Fund	$32,582,807	$—	$—	$32,582,807
Total Investments, at fair value	$32,582,807	$—	$—	$32,582,807

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2015 were as follows:
Portfolio Name	Type	Per Share Amount
VY® Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.3908
Class S	NII	$0.4167
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.4545
Class S	NII	$0.4730
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$0.1326
Class S	NII	$0.2224
All Classes	STCG	$0.0455
All Classes	LTCG	$0.9789

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2015, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
VY® Fidelity® VIP Contrafund® Portfolio	55.48%
VY® Fidelity® VIP Equity-Income Portfolio	64.50%
VY® Fidelity® VIP Mid Cap Portfolio	52.89%
The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
VY® Fidelity® VIP Mid Cap Portfolio	$2,073,105
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
24

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (35 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
25

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	January 2005 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2015, Dr. Albert E. DePrince, Jr. retired as a Director of the Board.

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Managing Director and Chief Operating Officer	April 2012 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	July 2012 – Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

28

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2015

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1	Past 5	Past 10
	year	years	years
Initial Class	0.64%	10.91%	7.26%
Service Class	0.56%	10.80%	7.16%
Service Class 2	0.39%	10.63%	7.00%
Investor Class	0.56%	10.82%	7.17%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio – Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

3	Annual Report

Management’s Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Co-Portfolio Manager Robert Stansky: For the year, the fund’s share classes posted small gains while trailing the benchmark S&P 500® index. Stock selection in the consumer discretionary sector was the biggest drag on relative performance. One stock responsible for a lot of the negative impact here was strong-performing online retailer Amazon.com, the fund’s biggest relative detractor and a stock we didn’t own for much of the period because of concerns about its valuation. Given Amazon’s improving profitability and its recent success in cloud computing, Co-Manager Peter Dixon built an overweighted position here in November. Also detracting was chipmaker Marvell Technology Group, an out-of-benchmark position. Not owning industrial conglomerate General Electric also detracted, as did a sizable underweighting in PC software provider Microsoft. Both were strong-performing index names. Conversely, the fund got a boost from stock picking in industrials. Shares of Roper Technologies, the fund’s top relative contributor and fourth-largest holding at the end of 2015, rose about 22% for the year. The maker of pumps and other equipment used in the energy and industrials sectors, as well as medical software and scientific imaging products, posted strong third-quarter earnings. Other noteworthy contributors were coffee-bar operator Starbucks and managed-care provider CIGNA.

Note to shareholders: On November 2, 2015, Peter Dixon was named Co-Manager of the fund to manage its consumer discretionary sleeve, succeeding Peter Saperstone.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Alphabet, Inc. Class C	3.0	1.8
Apple, Inc.	2.5	4.2
Danaher Corp.	2.4	1.9
Roper Technologies, Inc.	2.2	1.6
AMETEK, Inc.	2.2	1.7
JPMorgan Chase & Co.	1.7	1.9
Capital One Financial Corp.	1.6	1.8
Amazon.com, Inc.	1.6	0.0
Facebook, Inc. Class A	1.4	0.9
The Coca-Cola Co.	1.4	1.2
	20.0

Market Sectors as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Information Technology	19.8	18.3
Financials	15.8	16.3
Health Care	15.2	15.3
Consumer Discretionary	13.7	14.6
Consumer Staples	9.8	9.0
Industrials	8.9	9.8
Energy	6.5	7.6
Materials	3.7	3.8
Utilities	2.9	2.7
Telecommunication Services	2.2	1.8

Asset Allocation (% of fund’s net assets)

*	Foreign investments – 12.0%

**	Foreign investments – 11.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

5	Annual Report

Investments December 31, 2015
Showing Percentage of Net Assets

Common Stocks – 98.4%

	Shares	Value

CONSUMER DISCRETIONARY – 13.7%
Auto Components – 0.6%
Delphi Automotive PLC	1,216,400	$104,281,972
Automobiles – 0.3%
Tesla Motors, Inc. (a)	239,100	57,386,391
Diversified Consumer Services – 0.3%
2U, Inc. (a)	785,400	21,975,492
H&R Block, Inc.	1,260,100	41,973,931
		63,949,423
Hotels, Restaurants & Leisure – 1.6%
Fiesta Restaurant Group, Inc. (a)	602,500	20,244,000
Hilton Worldwide Holdings, Inc.	5,497,700	117,650,780
Las Vegas Sands Corp.	1,010,900	44,317,856
Starbucks Corp.	1,989,400	119,423,682
Tuniu Corp. Class A sponsored ADR (a)	309,109	4,939,562
		306,575,880
Household Durables – 0.2%
Lennar Corp. Class A	384,414	18,801,689
PulteGroup, Inc.	1,590,640	28,345,205
		47,146,894
Internet & Catalog Retail – 1.6%
Amazon.com, Inc. (a)	433,700	293,133,493
Media – 3.5%
Charter Communications, Inc. Class A (a)(b)	738,200	135,164,420
Comcast Corp. Class A	238,300	13,447,269
ITV PLC	37,801,500	154,140,803
Legend Pictures LLC (a)(c)(d)	2,062	3,777,378
Manchester United PLC (b)	1,352,629	24,090,322
MDC Partners, Inc. Class A	2,088,521	45,362,676
The Madison Square Garden Co. (a)	201,306	32,571,311
The Walt Disney Co.	2,213,700	232,615,596
Weinstein Co. Holdings LLC Class A-1 unit (a)(c)(d)	11,499	3,438,201
		644,607,976
Multiline Retail – 0.4%
B&M European Value Retail S.A.	15,805,466	66,336,290
Specialty Retail – 3.4%
AutoZone, Inc. (a)	112,445	83,424,070
Home Depot, Inc.	1,517,494	200,688,582
L Brands, Inc.	1,682,371	161,204,789
Ross Stores, Inc.	1,652,450	88,918,335
TJX Companies, Inc.	1,383,939	98,135,114
		632,370,890
Textiles, Apparel & Luxury Goods – 1.8%
NIKE, Inc. Class B	3,038,802	189,925,125
VF Corp.	2,248,800	139,987,800
		329,912,925

TOTAL CONSUMER DISCRETIONARY		2,545,702,134

CONSUMER STAPLES – 9.8%
Beverages – 2.1%
Anheuser-Busch InBev SA NV	36,571	4,551,161

	Shares	Value

Constellation Brands, Inc. Class A (sub. vtg.)	495,200	$70,536,288
Monster Beverage Corp.	395,033	58,844,116
The Coca-Cola Co.	6,127,306	263,229,066
		397,160,631
Food & Staples Retailing – 2.1%
CVS Health Corp.	2,021,364	197,628,758
Kroger Co.	2,748,764	114,980,798
Sprouts Farmers Market LLC (a)	724,000	19,251,160
Wal-Mart Stores, Inc.	394,276	24,169,119
Whole Foods Market, Inc.	1,286,806	43,108,001
		399,137,836
Food Products – 1.1%
Blue Buffalo Pet Products, Inc. (a)(b)	289,900	5,424,029
Keurig Green Mountain, Inc.	762,133	68,576,727
Mead Johnson Nutrition Co. Class A	1,025,989	81,001,832
The Hershey Co.	440,490	39,322,542
		194,325,130
Household Products – 1.4%
Colgate-Palmolive Co.	2,416,900	161,013,878
Procter & Gamble Co.	1,241,184	98,562,421
		259,576,299
Personal Products – 0.4%
Estee Lauder Companies, Inc. Class A	675,928	59,522,220
Nu Skin Enterprises, Inc. Class A	472,937	17,919,583
		77,441,803
Tobacco – 2.7%
Altria Group, Inc.	3,877,554	225,712,418
British American Tobacco PLC sponsored ADR	1,854,279	204,805,116
Philip Morris International, Inc.	729,400	64,121,554
Reynolds American, Inc.	73,436	3,389,071
		498,028,159

TOTAL CONSUMER STAPLES		1,825,669,858

ENERGY – 6.4%
Energy Equipment & Services – 1.5%
Baker Hughes, Inc.	1,036,200	47,820,630
Dril-Quip, Inc. (a)	276,749	16,391,843
Halliburton Co.	717,982	24,440,107
Independence Contract Drilling, Inc. (a)	1,081,939	5,463,792
Oceaneering International, Inc.	479,162	17,978,158
Schlumberger Ltd.	2,274,000	158,611,500
		270,706,030
Oil, Gas & Consumable Fuels – 4.9%
Anadarko Petroleum Corp.	1,824,121	88,615,798
Apache Corp.	1,003,600	44,630,092
Black Stone Minerals LP	1,195,000	17,243,850
Cabot Oil & Gas Corp.	1,718,635	30,402,653
Chevron Corp.	1,345,900	121,077,164
Cimarex Energy Co.	249,300	22,282,434
Encana Corp.	4,618,200	23,463,139
EOG Resources, Inc.	803,574	56,885,003
Exxon Mobil Corp.	1,619,002	126,201,206

See accompanying notes which are an integral part of the financial statements.

Annual Report	6

Common Stocks – continued

	Shares	Value

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Kinder Morgan, Inc.	269,700	$4,023,924
Memorial Resource Development Corp. (a)	1,499,500	24,216,925
Noble Energy, Inc.	2,471,800	81,396,374
Parsley Energy, Inc. Class A (a)	1,629,457	30,063,482
Phillips 66 Co.	999,439	81,754,110
Pioneer Natural Resources Co.	406,600	50,979,508
PrairieSky Royalty Ltd. (b)	1,444,612	22,884,943
SM Energy Co. (b)	1,240,600	24,390,196
Suncor Energy, Inc.	2,386,195	61,599,252
		912,110,053

TOTAL ENERGY		1,182,816,083

FINANCIALS – 15.8%
Banks – 6.6%
Bank of America Corp.	14,439,214	243,011,972
Citigroup, Inc.	4,177,450	216,183,038
Comerica, Inc.	1,157,500	48,418,225
Huntington Bancshares, Inc.	3,415,181	37,771,902
JPMorgan Chase & Co.	4,821,006	318,331,026
M&T Bank Corp.	496,500	60,165,870
Regions Financial Corp.	3,286,900	31,554,240
Synovus Financial Corp.	950,023	30,761,745
U.S. Bancorp	3,805,544	162,382,562
Wells Fargo & Co.	983,200	53,446,752
Zions Bancorporation	1,008,500	27,532,050
		1,229,559,382
Capital Markets – 1.8%
Bank of New York Mellon Corp.	990,400	40,824,288
BlackRock, Inc. Class A	191,113	65,077,799
E*TRADE Financial Corp. (a)	1,456,278	43,164,080
Goldman Sachs Group, Inc.	581,100	104,731,653
Invesco Ltd.	735,357	24,619,752
Northern Trust Corp.	483,364	34,845,711
Oaktree Capital Group LLC Class A	331,134	15,801,714
		329,064,997
Consumer Finance – 2.1%
Capital One Financial Corp.	4,084,248	294,801,021
Navient Corp.	3,176,876	36,375,230
OneMain Holdings, Inc. (a)	495,098	20,566,371
SLM Corp. (a)	5,632,376	36,723,092
		388,465,714
Diversified Financial Services – 1.0%
Berkshire Hathaway, Inc.:
Class A (a)	47	9,296,600
Class B (a)	768,800	101,512,352
IntercontinentalExchange, Inc.	249,109	63,836,672
KBC Ancora	450,178	19,038,422
		193,684,046
Insurance – 1.9%
Direct Line Insurance Group PLC	5,376,391	32,297,943
Fairfax Financial Holdings Ltd. (sub. vtg.)	21,700	10,302,050
Marsh & McLennan Companies, Inc.	1,226,970	68,035,487

	Shares	Value

MetLife, Inc.	938,487	$45,244,458
The Chubb Corp.	1,404,300	186,266,352
Unum Group	635,100	21,142,479
		363,288,769
Real Estate Investment Trusts – 2.1%
Altisource Residential Corp. Class B	2,101,682	26,081,874
American Tower Corp.	242,100	23,471,595
Boston Properties, Inc.	326,000	41,578,040
Crown Castle International Corp.	156,600	13,538,070
Digital Realty Trust, Inc.	508,200	38,430,084
Duke Realty LP	1,550,100	32,583,102
Extra Space Storage, Inc.	255,400	22,528,834
FelCor Lodging Trust, Inc.	1,352,900	9,876,170
Outfront Media, Inc.	587,014	12,814,516
Store Capital Corp.	1,879,000	43,592,800
Sun Communities, Inc.	801,969	54,958,936
Ventas, Inc.	796,000	44,918,280
VEREIT, Inc.	2,582,800	20,455,776
		384,828,077
Real Estate Management & Development – 0.3%
CBRE Group, Inc. (a)	1,402,389	48,494,612

TOTAL FINANCIALS		2,937,385,597

HEALTH CARE – 15.2%
Biotechnology – 4.8%
AbbVie, Inc.	2,025,421	119,985,940
Alexion Pharmaceuticals, Inc. (a)	542,432	103,468,904
Amgen, Inc.	1,298,520	210,788,752
Baxalta, Inc.	1,882,425	73,471,048
Biogen, Inc. (a)	118,931	36,434,512
BioMarin Pharmaceutical, Inc. (a)	246,893	25,864,511
Celgene Corp. (a)	1,135,700	136,011,432
Gilead Sciences, Inc.	1,701,961	172,221,434
Vertex Pharmaceuticals, Inc. (a)	34,100	4,290,803
		882,537,336
Health Care Equipment & Supplies – 3.3%
Abbott Laboratories	2,216,400	99,538,524
Boston Scientific Corp. (a)	7,962,549	146,829,404
Edwards Lifesciences Corp. (a)	855,484	67,566,126
Medtronic PLC	3,264,390	251,096,879
The Cooper Companies, Inc.	186,020	24,963,884
Wright Medical Group NV (a)	1,204,200	29,117,556
		619,112,373
Health Care Providers & Services – 2.9%
Brookdale Senior Living, Inc. (a)	409,233	7,554,441
Cigna Corp.	879,126	128,642,508
HCA Holdings, Inc. (a)	669,114	45,252,180
Henry Schein, Inc. (a)	473,641	74,925,270
McKesson Corp.	539,100	106,326,693
UnitedHealth Group, Inc.	1,465,100	172,354,364
		535,055,456
Life Sciences Tools & Services – 0.8%
Agilent Technologies, Inc.	1,361,700	56,932,677
Thermo Fisher Scientific, Inc.	670,613	95,126,454
		152,059,131

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value

HEALTH CARE – continued
Pharmaceuticals – 3.4%
Allergan PLC (a)	754,352	$235,735,000
Bristol-Myers Squibb Co.	3,318,705	228,293,717
Endo Health Solutions, Inc. (a)	810,100	49,594,322
Horizon Pharma PLC (a)	1,448,700	31,393,329
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,345,700	88,331,748
		633,348,116

TOTAL HEALTH CARE		2,822,112,412

INDUSTRIALS – 8.9%
Electrical Equipment – 2.3%
AMETEK, Inc.	7,459,547	399,757,124
SolarCity Corp. (a)	385,500	19,668,210
		419,425,334
Industrial Conglomerates – 4.6%
Danaher Corp.	4,774,221	443,429,646
Roper Technologies, Inc.	2,174,340	412,667,989
		856,097,635
Machinery – 1.2%
WABCO Holdings, Inc. (a)	965,979	98,781,013
Wabtec Corp.	1,732,535	123,217,889
		221,998,902
Professional Services – 0.3%
Verisk Analytics, Inc. (a)	629,032	48,359,980
WageWorks, Inc. (a)	59,257	2,688,490
		51,048,470
Road & Rail – 0.5%
eHi Car Service Co. Ltd. sponsored ADR (a)	40	504
J.B. Hunt Transport Services, Inc.	1,354,583	99,372,209
		99,372,713
Trading Companies & Distributors – 0.0%
AerCap Holdings NV (a)	181,400	7,829,224

TOTAL INDUSTRIALS		1,655,772,278

INFORMATION TECHNOLOGY – 19.8%
Communications Equipment – 0.6%
CommScope Holding Co., Inc. (a)	250,600	6,488,034
Qualcomm Technologies, Inc.	2,038,629	101,900,871
		108,388,905
Electronic Equipment & Components – 0.2%
Fitbit, Inc.	593,900	17,573,501
Samsung SDI Co. Ltd.	224,010	21,485,525
		39,059,026
Internet Software & Services – 7.0%
58.com, Inc. ADR (a)	387,455	25,556,532
Alibaba Group Holding Ltd. sponsored ADR (a)	2,708,400	220,111,668
Alphabet, Inc.:
Class A (a)	27,000	21,006,270
Class C	729,136	553,326,721
Box, Inc. Class A (b)	1,467,400	20,484,904
Cvent, Inc. (a)	1,779,131	62,109,463

	Shares	Value

Facebook, Inc. Class A (a)	2,540,776	$265,917,616
Just Dial Ltd.	1,155,420	14,642,806
New Relic, Inc.	635,992	23,169,189
Opower, Inc. (a)(b)(e)	2,860,761	30,209,636
Shopify, Inc. Class A	11,600	299,280
Tencent Holdings Ltd.	1,395,700	27,327,787
Yahoo!, Inc. (a)	1,224,100	40,713,566
		1,304,875,438
IT Services – 1.3%
Alliance Data Systems Corp. (a)	88,100	24,365,817
Blackhawk Network Holdings, Inc. (a)	1,203,680	53,214,693
Fidelity National Information Services, Inc.	534,900	32,414,940
Global Payments, Inc.	280,300	18,082,153
Sabre Corp.	1,144,544	32,012,896
The Western Union Co.	205,900	3,687,669
Travelport Worldwide Ltd.	6,053,205	78,086,345
Worldline SA (a)(f)	361,963	9,389,582
		251,254,095
Semiconductors & Semiconductor Equipment – 3.0%
Broadcom Corp. Class A	575,800	33,292,756
Intersil Corp. Class A	1,380,029	17,609,170
Marvell Technology Group Ltd.	9,461,328	83,448,913
Maxim Integrated Products, Inc.	818,700	31,110,600
Micron Technology, Inc. (a)	2,609,900	36,956,184
NVIDIA Corp.	1,002,102	33,029,282
NXP Semiconductors NV (a)	1,001,500	84,376,375
Qorvo, Inc. (a)	4,304,395	219,093,706
Semtech Corp. (a)	762,400	14,424,608
		553,341,594
Software – 3.8%
Activision Blizzard, Inc.	673,171	26,058,449
Adobe Systems, Inc. (a)	354,729	33,323,242
Autodesk, Inc. (a)	2,263,100	137,890,683
Electronic Arts, Inc. (a)	1,851,600	127,241,952
Fleetmatics Group PLC (a)	304,689	15,475,154
HubSpot, Inc. (a)	73,785	4,154,833
Imperva, Inc. (a)	141,720	8,972,293
Microsoft Corp.	2,852,613	158,262,969
Mobileye NV (a)	100,800	4,261,824
Salesforce.com, Inc. (a)	1,791,157	140,426,709
Varonis Systems, Inc. (a)(b)	762,445	14,333,966
Zendesk, Inc. (a)	1,210,300	32,000,332
		702,402,406
Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.	4,462,892	469,764,012
EMC Corp.	2,798,100	71,855,208
HP, Inc.	7,749,400	91,752,896
SanDisk Corp.	807,500	61,361,925
Western Digital Corp.	681,900	40,948,095
		735,682,136

TOTAL INFORMATION TECHNOLOGY		3,695,003,600

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued

	Shares	Value

MATERIALS – 3.7%
Chemicals – 3.2%
E.I. du Pont de Nemours & Co.	1,347,400	$89,736,840
Eastman Chemical Co.	769,441	51,944,962
Ecolab, Inc.	2,162,194	247,311,750
LyondellBasell Industries NV Class A	378,624	32,902,426
Monsanto Co.	688,176	67,799,100
PPG Industries, Inc.	526,800	52,058,376
The Dow Chemical Co.	630,900	32,478,732
W.R. Grace & Co. (a)	305,522	30,426,936
		604,659,122
Construction Materials – 0.1%
Eagle Materials, Inc.	396,359	23,951,974
Containers & Packaging – 0.4%
Graphic Packaging Holding Co.	1,571,733	20,165,334
WestRock Co.	1,080,540	49,294,235
		69,459,569

TOTAL MATERIALS		698,070,665

TELECOMMUNICATION SERVICES – 2.2%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	6,207,568	213,602,415
CenturyLink, Inc.	486,632	12,243,661
Cogent Communications Group, Inc.	401,339	13,922,450
Frontier Communications Corp.	546,500	2,552,155
inContact, Inc. (a)	1,547,317	14,761,404
Level 3 Communications, Inc. (a)	726,886	39,513,523
Verizon Communications, Inc.	2,325,568	107,487,753
		404,083,361
Wireless Telecommunication Services – 0.0%
T-Mobile U.S., Inc. (a)	55,400	2,167,248
Telephone & Data Systems, Inc.	256,603	6,643,452
		8,810,700

TOTAL TELECOMMUNICATION SERVICES		412,894,061

UTILITIES – 2.9%
Electric Utilities – 1.7%
Edison International	696,226	41,223,541
Exelon Corp.	3,101,292	86,122,879
FirstEnergy Corp.	166,600	5,286,218
NextEra Energy, Inc.	1,044,300	108,492,327
PPL Corp.	1,893,772	64,634,438
		305,759,403
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy, Inc.	1,526,352	17,965,163
NRG Yield, Inc. Class C (b)	532,400	7,858,224
		25,823,387
Multi-Utilities – 1.1%
Dominion Resources, Inc.	1,070,431	72,403,953
DTE Energy Co.	67,536	5,415,712
NiSource, Inc.	820,877	16,015,310

	Shares	Value

PG&E Corp.	994,834	$52,915,220
Sempra Energy	697,550	65,576,676
		212,326,871

TOTAL UTILITIES		543,909,661

TOTAL COMMON STOCKS
(Cost $15,239,181,638)		18,319,336,349

Convertible Preferred Stocks – 0.1%

ENERGY – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Southwestern Energy Co. Series B 6.25%	429,700	7,970,935

INFORMATION TECHNOLOGY – 0.0%
Software – 0.0%
MongoDB, Inc. Series F, 8.00% (a)(d)	299,866	2,416,920

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $26,432,798)		10,387,855

U.S. Treasury Obligations – 0.0%
	Principal
	Amount

U.S. Treasury Bills, yield at date of purchase 0.1% to 0.27% 1/28/16 to 3/10/16 (g)
(Cost $5,739,522)	$5,740,000	5,739,488

Money Market Funds – 2.4%
	Shares

Fidelity Cash Central Fund, 0.33% (h)	330,668,416	330,668,416
Fidelity Securities Lending Cash Central Fund, 0.35% (h)(i)	115,366,217	115,366,217

TOTAL MONEY MARKET FUNDS
(Cost $446,034,633)		446,034,633

TOTAL INVESTMENT PORTFOLIO – 100.9%
(Cost $15,717,388,591)		18,781,498,325

NET OTHER ASSETS (LIABILITIES) – (0.9)%		(158,621,516)
NET ASSETS – 100%		$18,622,876,809

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Futures Contracts
		Underlying	Unrealized
	Expiration	Face Amount	Appreciation/
	Date	at Value	(Depreciation)
Purchased

Equity Index Contracts
568 CME E-mini S&P 500 Index Contracts (United States)	March 2016	$57,805,360	$973,787

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing

(b)	Security or a portion of the security is on loan at period end.

(c)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

(d)	Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,632,499 or 0.1% of net assets.

(e)	Affiliated company

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,389,582 or 0.1% of net assets.

(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,714,664.

(h)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

	Acquisition
Security	Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$1,546,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$5,014,998
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$11,499,000

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$596,492
Fidelity Securities Lending Cash Central Fund	1,523,547
Total	$2,120,039

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
Jumei International Holding Ltd. sponsored ADR	$—	$47,470,775	$39,084,426	$—	$—
Opower, Inc.	27,573,841	11,231,435	—	—	30,209,636
Total	$27,573,841	$58,702,210	$39,084,426	$—	$30,209,636

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,545,702,134	$2,538,486,555	$—	$7,215,579
Consumer Staples	1,825,669,858	1,821,118,697	4,551,161	—
Energy	1,190,787,018	1,190,787,018	—	—
Financials	2,937,385,597	2,937,385,597	—	—
Health Care	2,822,112,412	2,822,112,412	—	—
Industrials	1,655,772,278	1,655,772,278	—	—
Information Technology	3,697,420,520	3,631,547,482	63,456,118	2,416,920
Materials	698,070,665	698,070,665	—	—
Telecommunication Services	412,894,061	412,894,061	—	—
Utilities	543,909,661	543,909,661	—	—
U.S. Government and Government Agency Obligations	5,739,488	—	5,739,488	—
Money Market Funds	446,034,633	446,034,633	—	—
Total Investments in Securities:	$18,781,498,325	$18,698,119,059	$73,746,767	$9,632,499
Derivative Instruments:
Assets
Futures Contracts	$973,787	$973,787	$—	$—
Total Assets	$973,787	$973,787	$—	$—
Total Derivative Instruments:	$973,787	$973,787	$—	$—

Value of Derivative Instruments

The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investments – continued

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$973,787	$0
Total Equity Risk	$973,787	$0
Total Value of Derivatives	$973,787	$0

(a)	Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Ireland	3.1%
United Kingdom	2.5%
Cayman Islands	1.6%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $112,814,119) — See accompanying schedule:
Unaffiliated issuers (cost $15,224,727,118)	$18,305,254,056
Fidelity Central Funds (cost $446,034,633)	446,034,633
Other affiliated issuers (cost $46,626,840)	30,209,636
Total Investments (cost $15,717,388,591)		$18,781,498,325
Receivable for investments sold		11,796,095
Receivable for fund shares sold		2,371,862
Dividends receivable		23,371,256
Distributions receivable from Fidelity Central Funds		349,575
Prepaid expenses		40,104
Other receivables		1,006,912
Total assets		18,820,434,129

Liabilities
Payable for investments purchased	$45,629,131
Payable for fund shares redeemed	23,267,985
Accrued management fee	8,599,218
Distribution and service plan fees payable	1,892,942
Payable for daily variation margin for derivative instruments	642,622
Other affiliated payables	1,260,397
Other payables and accrued expenses	898,808
Collateral on securities loaned, at value	115,366,217
Total liabilities		197,557,320

Net Assets		$18,622,876,809
Net Assets consist of:
Paid in capital		$14,224,031,817
Distributions in excess of net investment income		(780,806)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,334,668,790
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,064,957,008
Net Assets		$18,622,876,809

Initial Class:
Net Asset Value, offering price and redemption price per share ($7,436,130,270 ÷ 219,262,221 shares)		$33.91

Service Class:
Net Asset Value, offering price and redemption price per share ($1,546,863,855 ÷ 45,781,036 shares)		$33.79

Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,363,075,583 ÷ 251,484,786 shares)		$33.25

Investor Class:
Net Asset Value, offering price and redemption price per share ($1,276,807,101 ÷ 37,815,086 shares)		$33.76

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Statements – continued

Statement of Operations

		Year ended December
		31, 2015
Investment Income
Dividends		$315,035,042
Interest		2,371
Income from Fidelity Central Funds		2,120,039
Total income		317,157,452

Expenses
Management fee	$106,872,546
Transfer agent fees	13,883,996
Distribution and service plan fees	23,441,424
Accounting and security lending fees	1,706,048
Custodian fees and expenses	379,623
Independent trustees’ compensation	84,348
Appreciation in deferred trustee compensation account	32
Audit	96,943
Legal	70,881
Miscellaneous	131,775
Total expenses before reductions	146,667,616
Expense reductions	(1,098,180)	145,569,436

Net investment income (loss)		171,588,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,530,712,419
Other affiliated issuers	(8,386,349)
Foreign currency transactions	(316,439)
Futures contracts	2,138,003
Total net realized gain (loss)		1,524,147,634
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,581,220,096)
Assets and liabilities in foreign currencies	(25,202)
Futures contracts	(215,223)
Total change in net unrealized appreciation (depreciation)		(1,581,460,521)
Net gain (loss)		(57,312,887)
Net increase (decrease) in net assets resulting from operations		$114,275,129

Statement of Changes in Net Assets
	Year ended December	Year ended December
	31, 2015	31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$171,588,016	$169,153,778
Net realized gain (loss)	1,524,147,634	2,187,512,453
Change in net unrealized appreciation (depreciation)	(1,581,460,521)	(227,810,831)
Net increase (decrease) in net assets resulting from operations	114,275,129	2,128,855,400
Distributions to shareholders from net investment income	(176,945,760)	(161,948,221)
Distributions to shareholders from net realized gain	(1,751,090,544)	(388,082,984)
Total distributions	(1,928,036,304)	(550,031,205)
Share transactions – net increase (decrease)	730,822,309	(730,491,919)
Redemption fees	–	13
Total increase (decrease) in net assets	(1,082,938,866)	848,332,289

Net Assets
Beginning of period	19,705,815,675	18,857,483,386
End of period (including distributions in excess of net investment income of $780,806 and undistributed net investment income of $1,449,774, respectively)	$18,622,876,809	$19,705,815,675

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Financial Highlights — VIP Contrafund Portfolio Initial Class
Years ended December 31,	2015		2014		2013		2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.36		$34.35		$26.44		$23.02		$23.88
Income from Investment Operations
Net investment income (loss)A	.35		.36		.32		.32		.25
Net realized and unrealized gain (loss)	(.14)		3.76		7.94		3.46		(.86)
Total from investment operations	.21		4.12		8.26		3.78		(.61)
Distributions from net investment income	(.37)		(.36)		(.34)		(.34	)B	(.25)
Distributions from net realized gain	(3.30)		(.75)		(.01)		(.01	)B	–
Total distributions	(3.66	)C	(1.11)		(.35)		(.36	)D	(.25)
Redemption fees added to paid in capitalA	–		–	E	–	E	–	E	–	E
Net asset value, end of period	$33.91		$37.36		$34.35		$26.44		$23.02
Total ReturnF,G	.64%		11.94%		31.29%		16.42%		(2.53)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%		.63%		.64%		.64%		.65%
Expenses net of fee waivers, if any	.63%		.63%		.63%		.64%		.64%
Expenses net of all reductions	.62%		.63%		.62%		.63%		.63%
Net investment income (loss)	1.01%		1.01%		1.05%		1.27%		1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$7,436,130		$8,005,930		$7,654,305		$6,440,357		$6,113,440
Portfolio turnover rateJ	80%		74%		86%		87%		135%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total distributions of $3.66 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $3.295 per share.
D	Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.
E	Amount represents less than $.005 per share.
F	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
G	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights — VIP Contrafund Portfolio Service Class
Years ended December 31,	2015	2014		2013		2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.23	$34.24		$26.36		$22.95		$23.81
Income from Investment Operations
Net investment income (loss)A	.32	.33		.29		.30		.22
Net realized and unrealized gain (loss)	(.13)	3.73		7.91		3.44		(.85)
Total from investment operations	.19	4.06		8.20		3.74		(.63)
Distributions from net investment income	(.33)	(.32)		(.31)		(.32	)B	(.23)
Distributions from net realized gain	(3.30)	(.75)		(.01)		(.01	)B	–
Total distributions	(3.63)	(1.07)		(.32)		(.33)		(.23)
Redemption fees added to paid in capitalA	–	–	C	–	C	–	C	–	C
Net asset value, end of period	$33.79	$37.23		$34.24		$26.36		$22.95
Total ReturnD,E	.56%	11.82%		31.14%		16.31%		(2.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.73%		.74%		.74%		.75%
Expenses net of fee waivers, if any	.73%	.73%		.73%		.74%		.74%
Expenses net of all reductions	.72%	.73%		.72%		.73%		.73%
Net investment income (loss)	.91%	.91%		.95%		1.16%		.93%
Supplemental Data
Net assets, end of period (000 omitted)	$1,546,864	$1,714,615		$1,688,448		$1,374,781		$1,277,101
Portfolio turnover rateH	80%	74%		86%		87%		135%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Amount represents less than $.005 per share.
D	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
E	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
F	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights — VIP Contrafund Portfolio Service Class 2
Years ended December 31,	2015		2014		2013		2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$36.70		$33.77		$26.00		$22.64		$23.49
Income from Investment Operations
Net investment income (loss)A	.26		.27		.24		.26		.18
Net realized and unrealized gain (loss)	(.14)		3.68		7.80		3.39		(.84)
Total from investment operations	.12		3.95		8.04		3.65		(.66)
Distributions from net investment income	(.28)		(.27)		(.26)		(.28	)B	(.19)
Distributions from net realized gain	(3.30)		(.75)		(.01)		(.01	)B	–
Total distributions	(3.57	)C	(1.02)		(.27)		(.29)		(.19)
Redemption fees added to paid in capitalA	–		–	D	–	D	–	D	–	D
Net asset value, end of period	$33.25		$36.70		$33.77		$26.00		$22.64
Total ReturnE,F	.39%		11.65%		30.95%		16.14%		(2.78)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.88%		.88%		.89%		.89%		.90%
Expenses net of fee waivers, if any	.88%		.88%		.88%		.89%		.89%
Expenses net of all reductions	.87%		.88%		.87%		.88%		.88%
Net investment income (loss)	.76%		.76%		.80%		1.02%		.78%
Supplemental Data
Net assets, end of period (000 omitted)	$8,363,076		$8,764,266		$8,472,780		$7,740,640		$6,980,191
Portfolio turnover rateI	80%		74%		86%		87%		135%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total distributions of $3.57 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $3.295 per share.
D	Amount represents less than $.005 per share.
E	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
F	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
G	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Financial Highlights — VIP Contrafund Portfolio Investor Class
Years ended December 31,	2015	2014		2013		2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.21	$34.22		$26.35		$22.94		$23.80
Income from Investment Operations
Net investment income (loss)A	.32	.33		.29		.30		.23
Net realized and unrealized gain (loss)	(.13)	3.74		7.91		3.45		(.86)
Total from investment operations	.19	4.07		8.20		3.75		(.63)
Distributions from net investment income	(.34)	(.33)		(.32)		(.32	)B	(.23)
Distributions from net realized gain	(3.30)	(.75)		(.01)		(.01	)B	–
Total distributions	(3.64)	(1.08)		(.33)		(.34	)C	(.23)
Redemption fees added to paid in capitalA	–	–	D	–	D	–	D	–	D
Net asset value, end of period	$33.76	$37.21		$34.22		$26.35		$22.94
Total ReturnE,F	.56%	11.85%		31.15%		16.34%		(2.62)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.71%		.72%		.73%		.73%
Expenses net of fee waivers, if any	.71%	.71%		.71%		.73%		.73%
Expenses net of all reductions	.70%	.71%		.71%		.71%		.71%
Net investment income (loss)	.93%	.93%		.97%		1.18%		.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,276,807	$1,210,592		$1,031,358		$698,845		$577,021
Portfolio turnover rateI	80%	74%		86%		87%		135%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.
D	Amount represents less than $.005 per share.
E	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
F	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
G	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report	18

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted

19	Annual Report

Notes to Financial Statements – continued

securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they

Annual Report	20

are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future contracts, foreign currency transactions, short-term gain distributions from the underlying funds, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,885,918,269
Gross unrealized depreciation	(878,064,417)
Net unrealized appreciation (depreciation) on securities	$3,007,853,852
Tax Cost	$15,773,644,473

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,451,089,124
Net unrealized appreciation (depreciation) on securities and other investments	$3,007,727,338

The Fund intends to elect to defer to its next fiscal year $59,189,705 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$332,205,069	$550,031,205
Long-term Capital Gains	1,595,831,235	–
Total	$1,928,036,304	$550,031,205

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

21	Annual Report

Notes to Financial Statements – continued

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,138,003 and a change in net unrealized appreciation (depreciation) of $(215,223) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,215,723,815 and $16,217,211,883, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,650,945
Service Class 2	21,781,847
Service Class 2R(a)	8,632
$23,441,424

(a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of

Annual Report	22

proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$5,191,806
Service Class	1,090,201
Service Class 2	5,751,481
Service Class 2R(a)	2,276
Investor Class	1,848,232
$13,883,996

(a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $244,252 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,531.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,208 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,824,800. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,523,547, including $69,724 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $993,689 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $79,633 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$24,858

23	Annual Report

Notes to Financial Statements – continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$79,941,331	$74,463,277
Service Class	14,932,185	14,364,873
Service Class 2	69,447,147	62,622,769
Service Class 2R	856	73,371
Investor Class	12,624,241	10,423,931
Total	$176,945,760	$161,948,221
From net realized gain
Initial Class	$703,131,983	$156,226,874
Service Class	150,460,594	33,622,782
Service Class 2	788,053,180	174,366,001
Service Class 2R	864,532	208,163
Investor Class	108,580,255	23,659,164
Total	$1,751,090,544	$388,082,984

(a)	All Service Class 2R shares were converted by April 30, 2015.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	8,952,835	10,169,551	$315,514,465	$365,094,273
Reinvestment of distributions	22,901,483	6,099,687	783,073,314	230,690,151
Shares redeemed	(26,888,922)	(24,801,841)	(943,774,825)	(891,153,398)
Net increase (decrease)	4,965,396	(8,532,603)	$154,812,954	$(295,368,974)
Service Class
Shares sold	1,554,871	1,837,138	$54,599,900	$66,530,853
Reinvestment of distributions	4,853,587	1,273,220	165,392,779	47,987,655
Shares redeemed	(6,683,290)	(6,372,556)	(233,768,207)	(228,362,389)
Net increase (decrease)	(274,832)	(3,262,198)	$(13,775,528)	$(113,843,881)
Service Class 2
Shares sold	21,717,333	19,214,314	$748,436,481	$682,228,630
Reinvestment of distributions	25,563,476	6,379,240	857,500,327	236,988,770
Shares redeemed	(34,618,040)	(37,694,574)	(1,186,593,252)	(1,326,668,678)
Net increase (decrease)	12,662,769	(12,101,020)	$419,343,556	$(407,451,278)
Service Class 2R
Shares sold	11,068	17,673	$389,193	$616,867
Reinvestment of distributions	25,733	7,591	865,388	281,534
Shares redeemed	(321,045)	(55,287)	(11,097,459)	(1,946,621)
Net increase (decrease)	(284,244)	(30,023)	$(9,842,878)	$(1,048,220)
Investor Class
Shares sold	3,099,314	2,779,701	$107,242,291	$99,365,365
Reinvestment of distributions	3,561,108	904,781	121,204,496	34,083,095
Shares redeemed	(1,379,023)	(1,288,330)	(48,162,582)	(46,228,026)
Net increase (decrease)	5,281,399	2,396,152	$180,284,205	$87,220,434

(a)	All Service Class 2R shares were converted by April 30, 2015.

Annual Report	24

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

25	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

Annual Report	26

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen

27	Annual Report

Trustees and Officers – continued

by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report	28

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

29	Annual Report

Trustees and Officers – continued

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Annual Report	30

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

31	Annual Report

Trustees and Officers – continued

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Annual Report	32

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

33	Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning	Ending	During Period-B
	Expense	Account Value	Account Value	July 1, 2015
	Ratio-A	July 1, 2015	December 31, 2015	to December 31, 2015
Initial Class	.63%
Actual		$1,000.00	$974.20	$3.13
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$973.90	$3.63
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$972.90	$4.38
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$973.60	$3.53
Hypothetical-C		$1,000.00	$1,021.63	$3.62

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
C	5% return per year before expenses

Annual Report	34

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/05/2016	02/05/2016	$0.00	$2.648
Service Class	02/05/2016	02/05/2016	$0.00	$2.648
Service Class 2	02/05/2016	02/05/2016	$0.00	$2.648
Investor Class	02/05/2016	02/05/2016	$0.00	$2.648

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $1,452,533,002, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February
	2015	December 2015
Initial Class	20%	70%
Service Class	21%	74%
Service Class 2	22%	81%
Investor Class	20%	73%
Service Class 2R	22%	0%

35	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information

Annual Report	36

and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity’s target date product line to increase investors’ probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity’s money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2013 and June 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

37	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Contrafund Portfolio

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Service Class 2 R into Service Class 2.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report	38

VIP Contrafund Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the “group fee” component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of

39	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity’s group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Annual Report	40

VIPCON-ANN-0216

1.540131.118

Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report

December 31, 2015

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http:// www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1	Past 5	Past 10
	year	years	years
Initial Class	-4.08%	9.65%	5.22%
Service Class	-4.17%	9.53%	5.11%
Service Class 2	-4.32%	9.36%	4.96%
Investor Class	-4.18%	9.55%	5.12%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM – Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

3	Annual Report

Management’s Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager James Morrow: For the year, the fund’s share classes struggled to mid-single-digit declines, roughly in line with the –4.13% return of the benchmark Russell 3000® Value Index. The fund was hurt by poor stock picking in the materials sector, as well as a substantial underweighting in health care. A strong dollar also hurt the value of the fund’s overseas investments. Conversely, underweighting the energy sector – by far the market’s biggest laggard – proved helpful, even as stock picking in the group hurt. Specifically, master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies were detractors. Both of these non-benchmark entities were hard hit by upheaval in the energy business. CONSOL Energy, a producer of coal and natural gas, also hampered results. Despite the multiple challenges in energy, the fund benefited from largely avoiding Exxon Mobil and not owning ConocoPhillips. On the positive side, security selection in consumer discretionary and consumer staples were positives, as was an underweighting in utilities. On an individual basis, General Electric, among the fund’s largest holdings and a notable overweighting, contributed meaningfully. The fund also was helped by a position in Chubb, a provider of property and casualty insurance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Johnson & Johnson	5.7	4.3
General Electric Co.(a)	4.2	3.9
Chevron Corp.	3.9	3.0
Procter & Gamble Co.	3.5	2.5
JPMorgan Chase & Co.(a)	3.4	4.5
United Parcel Service, Inc. Class B(a)	2.4	2.2
AT&T, Inc.	2.1	1.3
Cisco Systems, Inc.	2.0	1.8
Verizon Communications, Inc.	2.0	1.7
MetLife, Inc.	1.8	1.7
	31.0

(a)	Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Financials	24.9	27.7
Industrials	12.1	11.4
Health Care	11.4	9.4
Information Technology	11.4	11.7
Energy	9.9	10.9

Asset Allocation (% of fund’s net assets)

*	Foreign investments – 9.0%
**	Written options – (0.1)%
***	Foreign investments – 10.5%
†	Written options – (0.1)%

5	Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks – 97.5%

	Shares	Value
CONSUMER DISCRETIONARY – 8.1%
Automobiles – 1.2%
Ford Motor Co.	752,100	$10,597,089
General Motors Co.	1,595,000	54,245,950
		64,843,039
Hotels, Restaurants & Leisure – 1.4%
Compass Group PLC	33,600	582,228
Dunkin’ Brands Group, Inc. (a)	320,600	13,654,354
McDonald’s Corp. (b)	330,400	39,033,456
Whitbread PLC	79,714	5,171,808
Yum! Brands, Inc. (b)	223,900	16,355,895
		74,797,741
Household Durables – 0.7%
M.D.C. Holdings, Inc. (a)	469,100	11,976,123
Tupperware Brands Corp.	386,700	21,519,855
		33,495,978
Leisure Products – 0.9%
Mattel, Inc. (a)	1,092,300	29,677,791
New Academy Holding Co. LLC unit (c)(d)(e)	127,200	18,840,864
		48,518,655
Media – 1.5%
Comcast Corp. Class A	1,240,543	70,003,841
Time Warner, Inc.	151,600	9,803,972
		79,807,813
Multiline Retail – 1.7%
Kohl’s Corp.	242,175	11,534,795
Macy’s, Inc.	462,300	16,171,254
Target Corp.	813,960	59,101,636
		86,807,685
Specialty Retail – 0.7%
Foot Locker, Inc.	252,200	16,415,698
GNC Holdings, Inc.	421,000	13,059,420
Stage Stores, Inc. (a)	724,300	6,598,373
		36,073,491

TOTAL CONSUMER DISCRETIONARY		424,344,402

CONSUMER STAPLES – 9.6%
Beverages – 1.8%
Anheuser-Busch InBev SA NV ADR	134,700	16,837,500
Molson Coors Brewing Co.
Class B (b)	241,800	22,709,856
The Coca-Cola Co.	1,222,400	52,514,304
		92,061,660
Food & Staples Retailing – 2.9%
CVS Health Corp.	830,400	81,188,208
Tesco PLC	1,741,800	3,827,216
Wal-Mart Stores, Inc.	640,878	39,285,821
Walgreens Boots Alliance, Inc.	252,307	21,485,203
Whole Foods Market, Inc.	234,600	7,859,100
		153,645,548
Food Products – 1.2%
B&G Foods, Inc. Class A	337,813	11,830,211
Sanderson Farms, Inc. (a)	94,000	7,286,880
The Hershey Co. (b)	506,200	45,188,474
		64,305,565

	Shares	Value
Household Products – 3.5%
Procter & Gamble Co.	2,297,719	$182,461,866
Personal Products – 0.2%
Avon Products, Inc. (a)	2,849,500	11,540,475

TOTAL CONSUMER STAPLES		504,015,114

ENERGY – 9.7%
Energy Equipment & Services – 0.4%
Ensco PLC Class A	609,876	9,385,992
National Oilwell Varco, Inc.	181,806	6,088,683
Oceaneering International, Inc.	165,400	6,205,808
		21,680,483
Oil, Gas & Consumable Fuels – 9.3%
Anadarko Petroleum Corp.	250,886	12,188,042
Apache Corp.	658,268	29,273,178
Avance Gas Holding Ltd. (a)	467,758	5,991,721
BW LPG Ltd. (a)	877,356	7,191,674
Cameco Corp. (a)	318,700	3,931,639
Chevron Corp.	2,244,780	201,940,409
CONSOL Energy, Inc. (a)	788,235	6,227,057
Foresight Energy LP (a)	654,880	2,311,726
Golar LNG Ltd.	173,200	2,734,828
Imperial Oil Ltd.	120,300	3,919,292
Kinder Morgan, Inc.	1,221,400	18,223,288
Legacy Reserves LP	1,295,801	2,267,652
MPLX LP	671,657	26,416,270
Noble Energy, Inc.	267,700	8,815,361
Suncor Energy, Inc.	2,025,500	52,287,967
The Williams Companies, Inc.	1,589,549	40,851,409
Williams Partners LP	2,170,256	60,441,630
		485,013,143

TOTAL ENERGY		506,693,626

FINANCIALS – 24.8%
Banks – 11.8%
Bank of America Corp.	4,092,400	68,875,092
Comerica, Inc.	658,648	27,551,246
First Niagara Financial Group, Inc.	1,910,414	20,727,992
FirstMerit Corp.	897,121	16,731,307
JPMorgan Chase & Co. (b)	2,695,264	177,968,282
KeyCorp	1,395,300	18,404,007
Lloyds Banking Group PLC	4,385,500	4,718,777
M&T Bank Corp.	633,391	76,754,321
Regions Financial Corp.	3,694,800	35,470,080
Standard Chartered PLC (United Kingdom)	1,290,092	10,720,749
SunTrust Banks, Inc.	949,700	40,685,148
U.S. Bancorp	1,208,138	51,551,248
Wells Fargo & Co. (b)	1,289,286	70,085,587
		620,243,836
Capital Markets – 5.3%
Apollo Global Management LLC Class A	88,900	1,349,502
Apollo Investment Corp. (a)	2,029,047	10,591,625
Ares Capital Corp.	841,995	11,998,429

See accompanying notes which are an integral part of the financial statements.

Annual Report	6

Common Stocks – continued

	Shares	Value
FINANCIALS – continued
Capital Markets – continued
Ares Management LP	351,466	$4,544,455
KKR & Co. LP	4,721,121	73,602,276
Morgan Stanley	650,075	20,678,886
PJT Partners, Inc. (a)(d)	69,430	1,964,175
State Street Corp.	908,502	60,288,193
The Blackstone Group LP	2,950,826	86,282,152
TPG Specialty Lending, Inc.	273,600	4,437,792
		275,737,485
Consumer Finance – 0.4%
Synchrony Financial (d)	630,120	19,161,949
Insurance – 4.9%
ACE Ltd. (b)	268,011	31,317,085
MetLife, Inc.	1,972,970	95,116,884
Prudential Financial, Inc.	437,762	35,638,204
The Chubb Corp.	631,600	83,775,424
The Travelers Companies, Inc.	108,345	12,227,817
		258,075,414
Real Estate Investment Trusts – 2.3%
American Capital Agency Corp.	526,148	9,123,406
American Tower Corp.	29,500	2,860,025
Annaly Capital Management, Inc.	993,209	9,316,300
Coresite Realty Corp.	80,947	4,591,314
Cousins Properties, Inc.	917,700	8,653,911
Crown Castle International Corp.	194,400	16,805,880
Duke Realty LP	745,700	15,674,614
First Potomac Realty Trust	1,163,557	13,264,550
Piedmont Office Realty Trust, Inc. Class A	618,024	11,668,293
Public Storage	26,500	6,564,050
Retail Properties America, Inc.	406,232	6,000,047
Sabra Health Care REIT, Inc.	180,800	3,657,584
Two Harbors Investment Corp.	746,134	6,043,685
Ventas, Inc.	150,990	8,520,366
		122,744,025
Thrifts & Mortgage Finance – 0.1%
Radian Group, Inc.	586,308	7,850,664

TOTAL FINANCIALS		1,303,813,373

HEALTH CARE – 11.3%
Biotechnology – 1.4%
AbbVie, Inc.	391,800	23,210,232
Amgen, Inc.	146,471	23,776,637
Gilead Sciences, Inc.	274,300	27,756,417
		74,743,286
Health Care Equipment & Supplies – 1.9%
DENTSPLY International, Inc.	200,500	12,200,425
Medtronic PLC	962,152	74,008,732
St. Jude Medical, Inc.	185,246	11,442,645
		97,651,802
Pharmaceuticals – 8.0%
GlaxoSmithKline PLC	2,350,400	47,468,306
Johnson & Johnson	2,915,168	299,446,057
Merck & Co., Inc.	300,500	15,872,410

	Shares	Value
Pfizer, Inc.	599,812	$19,361,931
Sanofi SA	182,756	15,574,790
Teva Pharmaceutical Industries Ltd. sponsored ADR	346,200	22,724,568
		420,448,062

TOTAL HEALTH CARE		592,843,150

INDUSTRIALS – 12.1%
Aerospace & Defense – 2.9%
General Dynamics Corp.	141,600	19,450,176
Raytheon Co.	182,100	22,676,913
The Boeing Co. (b)	298,800	43,203,492
United Technologies Corp.	669,371	64,306,472
		149,637,053
Air Freight & Logistics – 3.0%
C.H. Robinson Worldwide, Inc.	196,428	12,182,465
PostNL NV (d)	4,812,100	18,303,424
United Parcel Service, Inc. Class B (b)	1,329,637	127,950,969
		158,436,858
Airlines – 0.2%
Copa Holdings SA Class A	204,700	9,878,822
Commercial Services & Supplies – 0.5%
KAR Auction Services, Inc.	549,600	20,351,688
Republic Services, Inc.	155,726	6,850,387
		27,202,075
Electrical Equipment – 1.2%
Eaton Corp. PLC	518,700	26,993,148
Emerson Electric Co.	772,703	36,958,384
		63,951,532
Industrial Conglomerates – 4.2%
General Electric Co. (b)	7,093,147	220,951,529
Machinery – 0.1%
Cummins, Inc.	62,800	5,527,028

TOTAL INDUSTRIALS		635,584,897

INFORMATION TECHNOLOGY – 11.2%
Communications Equipment – 3.1%
Cisco Systems, Inc.	3,776,531	102,551,699
Qualcomm Technologies, Inc.	1,211,239	60,543,781
		163,095,480
Electronic Equipment & Components – 0.4%
Hitachi Ltd.	1,324,000	7,502,282
TE Connectivity Ltd.	244,361	15,788,164
		23,290,446
Internet Software & Services – 0.5%
Yahoo!, Inc. (d)	718,900	23,910,614
IT Services – 2.5%
First Data Corp.	2,006,096	28,923,892
IBM Corp.	560,023	77,070,365
Paychex, Inc.	460,169	24,338,338
		130,332,595

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value
INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – 1.4%
Applied Materials, Inc.	2,451,600	$45,771,372
Maxim Integrated Products, Inc.	745,900	28,344,200
		74,115,572
Software – 0.9%
Microsoft Corp.	819,224	45,450,548
Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	481,900	50,724,794
EMC Corp.	2,582,300	66,313,464
Seagate Technology LLC	255,700	9,373,962
		126,412,220

TOTAL INFORMATION TECHNOLOGY		586,607,475

MATERIALS – 1.3%
Chemicals – 0.5%
LyondellBasell Industries NV Class A	148,700	12,922,030
Potash Corp. of Saskatchewan, Inc.	718,700	12,309,887
Syngenta AG sponsored ADR	11,300	889,649
Tronox Ltd. Class A	451,800	1,766,538
		27,888,104
Containers & Packaging – 0.5%
Packaging Corp. of America	221,200	13,946,660
WestRock Co.	304,800	13,904,976
		27,851,636
Metals & Mining – 0.3%
Freeport-McMoRan, Inc.	505,278	3,420,732
Nucor Corp.	254,500	10,256,350
		13,677,082

TOTAL MATERIALS		69,416,822

TELECOMMUNICATION SERVICES – 4.2%
Diversified Telecommunication Services – 4.1%
AT&T, Inc.	3,251,393	111,880,433
Verizon Communications, Inc.	2,194,359	101,423,273
		213,303,706
Wireless Telecommunication Services – 0.1%
KDDI Corp.	238,000	6,180,906

TOTAL TELECOMMUNICATION SERVICES		219,484,612

UTILITIES – 5.2%
Electric Utilities – 4.9%
American Electric Power Co., Inc.	479,571	27,944,602
Entergy Corp.	311,800	21,314,648
Exelon Corp.	2,883,100	80,063,687
NextEra Energy, Inc.	49,983	5,192,734
PPL Corp.	1,674,900	57,164,337
Southern Co.	1,225,977	57,363,464
Xcel Energy, Inc.	259,700	9,325,827
		258,369,299

	Shares	Value
Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	799,300	$14,675,148

TOTAL UTILITIES		273,044,447

TOTAL COMMON STOCKS (Cost $4,603,004,640)		5,115,847,918

Convertible Preferred Stocks – 0.2%

HEALTH CARE – 0.1%
Health Care Providers & Services – 0.0%
AmSurg Corp. Series A-1, 5.25%	16,150	2,319,544
Pharmaceuticals – 0.1%
Allergan PLC 5.50%	2,275	2,343,660

TOTAL HEALTH CARE		4,663,204

TELECOMMUNICATION SERVICES – 0.0%
Wireless Telecommunication Services – 0.0%
T-Mobile U.S., Inc. Series A 5.50%	39,985	2,707,384

UTILITIES – 0.1%
Independent Power and Renewable Electricity Producers – 0.1%
Dynegy, Inc. 5.375%	31,800	1,594,134
Multi-Utilities – 0.0%
CenterPoint Energy, Inc. 2.00% ZENS (d)	24,500	1,398,031

TOTAL UTILITIES		2,992,165

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,060,121)		10,362,753

Corporate Bonds – 0.5%
	Principal
	Amount(f)
Convertible Bonds – 0.4%

CONSUMER DISCRETIONARY – 0.0%
Household Durables – 0.0%
Jarden Corp. 1.875% 9/15/18	$1,340,000	2,436,288

ENERGY – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Amyris, Inc. 3% 2/27/17	1,383,000	1,264,228
Scorpio Tankers, Inc. 2.375% 7/1/19 (g)	7,335,000	6,780,291
Whiting Petroleum Corp. 1.25% 4/1/20 (g)	1,690,000	1,149,200
		9,193,719

INFORMATION TECHNOLOGY – 0.2%
Communications Equipment – 0.1%
InterDigital, Inc. 1.5% 3/1/20 (g)	4,600,000	4,413,125

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Corporate Bonds – continued

	Principal
	Amount(f)		Value

Convertible Bonds – continued

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – 0.1%
Micron Technology, Inc. 3.125% 5/1/32		$1,160,000	$1,843,675
NXP Semiconductors NV 1% 12/1/19		2,350,000	2,574,719
			4,418,394

TOTAL INFORMATION TECHNOLOGY			8,831,519

TOTAL CONVERTIBLE BONDS			20,461,526

Nonconvertible Bonds – 0.1%

CONSUMER DISCRETIONARY – 0.1%
Media – 0.1%
Altice SA 7.625% 2/15/25 (g)		3,220,000	2,777,250

CONSUMER STAPLES – 0.0%
Tobacco – 0.0%
Vector Group Ltd. 7.75% 2/15/21		2,350,000	2,479,250

MATERIALS – 0.0%
Metals & Mining – 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (h)		5,250,000	525

TOTAL NONCONVERTIBLE BONDS			5,257,025

TOTAL CORPORATE BONDS (Cost $32,411,935)			25,718,551

Preferred Securities – 0.1%

FINANCIALS – 0.1%
Diversified Financial Services – 0.1%
Baggot Securities Ltd. 10.24% (Cost $3,931,535) (g)(i)	EUR	2,560,000	3,027,398

Money Market Funds – 2.8%
		Shares
Fidelity Cash Central Fund, 0.33% (j)		101,348,301	101,348,301
Fidelity Securities Lending Cash Central Fund, 0.35% (j)(k)		47,684,836	47,684,836

TOTAL MONEY MARKET FUNDS (Cost $149,033,137)			149,033,137

TOTAL INVESTMENT PORTFOLIO – 101.1% (Cost $4,799,441,368)			5,303,989,757

NET OTHER ASSETS (LIABILITIES) – (1.1)%			(57,144,334)
NET ASSETS – 100%			$5,246,845,423
Written Options

	Expiration
	Date/	Number
	Exercise	of
	Price	Contracts	Premium	Value
Call Options
ACE Ltd.	2/19/16 – $120.00	635	$118,384	$(107,950)
General Electric Co.	1/15/16 – $31.00	25,070	765,483	(1,266,035)
General Electric Co.	3/18/16 – $33.00	11,802	248,899	(336,357)
JPMorgan Chase & Co.	2/19/16 – $70.00	4,100	360,993	(170,150)
McDonald’s Corp.	1/15/16 – $115.00	1,145	207,900	(443,688)
Molson Coors Brewing Co. Class B	1/15/16 – $100.00	763	89,269	(9,538)
The Boeing Co.	1/15/16 – $150.00	1,027	393,221	(37,486)
The Hershey Co.	2/19/16 – $90.00	1,632	207,929	(474,912)
United Parcel Service, Inc. Class B	1/15/16 – $105.00	4,293	786,758	(12,879)
Wells Fargo & Co.	1/15/16 – $57.50	4,073	279,240	(24,438)
Yum! Brands, Inc.	1/15/16 – $75.00	723	125,077	(61,454)
TOTAL WRITTEN OPTIONS			$3,583,153	$(2,944,887)

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Currency Abbreviations

EUR – European Monetary Unit

Legend

(a)	Security or a portion of the security is on loan at period end.

(b)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $268,193,820.

(c)	Restricted securities – Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,840,864 or 0.4% of net assets.

(d)	Non-income producing

(e)	Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(f)	Amount is stated in United States dollars unless otherwise noted.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,147,264 or 0.3% of net assets.

(h)	Non-income producing – Security is in default.

(i)	Security is perpetual in nature with no stated maturity date.

(j)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

	Acquisition
Security	Date	Acquisition Cost

New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$328,083
Fidelity Securities Lending Cash Central Fund	672,703
Total	$1,000,786

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$424,344,402	$404,921,310	$582,228	$18,840,864
Consumer Staples	504,015,114	500,187,898	3,827,216	–
Energy	506,693,626	493,510,231	13,183,395	–
Financials	1,303,813,373	1,299,094,596	4,718,777	–
Health Care	597,506,354	532,143,714	65,362,640	–
Industrials	635,584,897	635,584,897	–	–
Information Technology	586,607,475	550,181,301	36,426,174	–
Materials	69,416,822	69,416,822	–	–
Telecommunication Services	222,191,996	216,011,090	6,180,906	–
Utilities	276,036,612	274,638,581	1,398,031	–
Corporate Bonds	25,718,551	–	25,718,551	–
Preferred Securities	3,027,398	–	3,027,398	–
Money Market Funds	149,033,137	149,033,137	–	–
Total Investments in Securities:	$5,303,989,757	$5,124,723,577	$160,425,316	$18,840,864
Derivative Instruments:
Liabilities
Written Options	$(2,944,887)	$(2,944,887)	$–	$–
Total Liabilities	$(2,944,887)	$(2,944,887)	$–	$–
Total Derivative Instruments:	$(2,944,887)	$(2,944,887)	$–	$–

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Value of Derivative Instruments

The following table is a summary of the Fund’s value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$0	$(2,944,887)
Total Equity Risk	0	(2,944,887)
Total Value of Derivatives	$0	$(2,944,887)

(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $46,333,760) – See accompanying schedule:
Unaffiliated issuers (cost $4,650,408,231)	$5,154,956,620
Fidelity Central Funds (cost $149,033,137)	149,033,137
Total Investments (cost $4,799,441,368)		$5,303,989,757
Cash		225,161
Foreign currency held at value (cost $951,744)		951,746
Receivable for investments sold		7,280,235
Receivable for fund shares sold		808,613
Dividends receivable		7,987,833
Interest receivable		275,257
Distributions receivable from Fidelity Central Funds		201,147
Prepaid expenses		12,202
Other receivables		438,670
Total assets		5,322,170,621
Liabilities
Payable for investments purchased	$18,187,477
Payable for fund shares redeemed	3,349,438
Accrued management fee	1,967,501
Distribution and service plan fees payable	308,611
Written options, at value (premium received $3,583,153)	2,944,887
Other affiliated payables	407,361
Other payables and accrued expenses	475,087
Collateral on securities loaned, at value	47,684,836
Total liabilities		75,325,198
Net Assets		$5,246,845,423
Net Assets consist of:
Paid in capital		$4,428,083,522
Distributions in excess of net investment income		(15,247,286)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		328,848,538
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		505,160,649
Net Assets		$5,246,845,423
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,238,579,995 ÷ 158,288,156 shares)		$20.46
Service Class:
Net Asset Value, offering price and redemption price per share ($309,668,720 ÷ 15,201,706 shares)		$20.37
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,348,911,710 ÷ 67,311,488 shares)		$20.04
Investor Class:
Net Asset Value, offering price and redemption price per share ($349,684,998 ÷ 17,162,940 shares)		$20.37

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Statement of Operations

		Year ended
		December 31, 2015
Investment Income
Dividends		$192,727,501
Interest		3,773,450
Income from Fidelity Central Funds		1,000,786
Total income		197,501,737
Expenses
Management fee	$26,200,773
Transfer agent fees	4,162,111
Distribution and service plan fees	4,255,589
Accounting and security lending fees	1,123,303
Custodian fees and expenses	119,593
Independent trustees’ compensation	26,181
Appreciation in deferred trustee compensation account	66
Audit	85,908
Legal	21,767
Miscellaneous	41,642
Total expenses before reductions	36,036,933
Expense reductions	(339,997)	35,696,936
Net investment income (loss)		161,804,801
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	370,975,049
Foreign currency transactions	(46,475)
Written options	15,127,152
Total net realized gain (loss)		386,055,726
Change in net unrealized appreciation (depreciation) on:
Investment securities	(781,720,652)
Assets and liabilities in foreign currencies	41,270
Written options	3,441,483
Total change in net unrealized appreciation (depreciation)		(778,237,899)
Net gain (loss)		(392,182,173)
Net increase (decrease) in net assets resulting from operations		$(230,377,372)

Statement of Changes in Net Assets

	Year ended December	Year ended December
	31, 2015	31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,804,801	$182,361,728
Net realized gain (loss)	386,055,726	591,213,191
Change in net unrealized appreciation (depreciation)	(778,237,899)	(239,753,698)
Net increase (decrease) in net assets resulting from operations	(230,377,372)	533,821,221
Distributions to shareholders from net investment income	(173,549,033)	(173,173,144)
Distributions to shareholders from net realized gain	(562,610,777)	(87,899,582)
Total distributions	(736,159,810)	(261,072,726)
Share transactions – net increase (decrease)	(79,940,029)	(437,948,697)
Redemption fees	3,144	7,981
Total increase (decrease) in net assets	(1,046,474,067)	(165,192,221)
Net Assets
Beginning of period	6,293,319,490	6,458,511,711
End of period (including distributions in excess of net investment income of $15,247,286 and distributions in excess of net investment income of $3,340,048, respectively)	$5,246,845,423	$6,293,319,490

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Highlights – VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2015		2014		2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$24.30		$23.29		$19.94	$18.69		$19.02
Income from Investment Operations
Net investment income (loss)A	.63		.71	B	.56	.59		.48
Net realized and unrealized gain (loss)	(1.57	)C	1.35		4.96	2.59		(.31)
Total from investment operations	(.94)		2.06		5.52	3.18		.17
Distributions from net investment income	(.71)		(.71)		(.60)	(.63	)D	(.50)
Distributions from net realized gain	(2.19)		(.34)		(1.57)	(1.30	)D	–
Total distributions	(2.90)		(1.05)		(2.17)	(1.93)		(.50)
Redemption fees added to paid in capitalA,E	–		–		–	–		–
Net asset value, end of period	$20.46		$24.30		$23.29	$19.94		$18.69
Total Return F,G	(4.08	)%C	8.85%		28.15%	17.31%		.97%
Ratios to Average Net AssetsH,I
Expenses before reductions	.54%		.54%		.55%	.55%		.56%
Expenses net of fee waivers, if any	.54%		.54%		.54%	.55%		.55%
Expenses net of all reductions	.53%		.54%		.54%	.54%		.54%
Net investment income (loss)	2.85%		2.94	%B	2.43%	2.94%		2.48%
Supplemental Data
Net assets, end of period (000 omitted)	$3,238,580		$3,817,228		$3,947,728	$3,461,083		$3,345,762
Portfolio turnover rateJ	46%		40%		32%	48%		96%

A	Calculated based on average shares outstanding during the period.
B	Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.
C	Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.18)%.
D	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
E	Amount represents less than $.005 per share.
F	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
G	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Financial Highlights – VIP Equity-Income Portfolio Service Class

Years ended December 31,	2015		2014		2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$24.20		$23.20		$19.87	$18.63		$18.96
Income from Investment Operations
Net investment income (loss)A	.61		.69	B	.53	.57		.46
Net realized and unrealized gain (loss)	(1.56	)C	1.34		4.94	2.57		(.31)
Total from investment operations	(.95)		2.03		5.47	3.14		.15
Distributions from net investment income	(.69)		(.68)		(.57)	(.60	)D	(.48)
Distributions from net realized gain	(2.19)		(.34)		(1.57)	(1.30	)D	–
Total distributions	(2.88)		(1.03	)E	(2.14)	(1.90)		(.48)
Redemption fees added to paid in capital A,F	–		–		–	–		–
Net asset value, end of period	$20.37		$24.20		$23.20	$19.87		$18.63
Total Return G,H	(4.17	)%C	8.74%		28.01%	17.19%		.86%
Ratios to Average Net Assets I,J
Expenses before reductions	.64%		.64%		.65%	.65%		.66%
Expenses net of fee waivers, if any	.64%		.64%		.64%	.65%		.66%
Expenses net of all reductions	.63%		.64%		.64%	.64%		.64%
Net investment income (loss)	2.75%		2.84	%B	2.33%	2.84%		2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$309,669		$369,024		$391,896	$350,493		$347,999
Portfolio turnover rateK	46%		40%		32%	48%		96%

A	Calculated based on average shares outstanding during the period.
B	Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.
C	Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.27)%.
D	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
E	A total distribution of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.
F	Amount represents less than $.005 per share.
G	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
H	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
I	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
J	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
K	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights – VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2015		2014		2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$23.85		$22.88		$19.62	$18.41		$18.75
Income from Investment Operations
Net investment income (loss)A	.57		.64	B	.49	.53		.42
Net realized and unrealized gain (loss)	(1.54	)C	1.32		4.88	2.55		(.31)
Total from investment operations	(.97)		1.96		5.37	3.08		.11
Distributions from net investment income	(.65)		(.65)		(.54)	(.57	)D	(.45)
Distributions from net realized gain	(2.19)		(.34)		(1.57)	(1.30	)D	–
Total distributions	(2.84)		(.99)		(2.11)	(1.87)		(.45)
Redemption fees added to paid in capital A,E	–		–		–	–		–
Net asset value, end of period	$20.04		$23.85		$22.88	$19.62		$18.41
Total Return F,G	(4.32	)%C	8.57%		27.83%	17.05%		.66%
Ratios to Average Net Assets H,I
Expenses before reductions	.79%		.79%		.80%	.80%		.81%
Expenses net of fee waivers, if any	.79%		.79%		.79%	.80%		.81%
Expenses net of all reductions	.78%		.79%		.79%	.79%		.80%
Net investment income (loss)	2.60%		2.69	%B	2.18%	2.69%		2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,348,912		$1,702,854		$1,755,769	$1,560,856		$1,457,230
Portfolio turnover rateJ	46%		40%		32%	48%		96%

A	Calculated based on average shares outstanding during the period.
B	Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.
C	Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.42)%.
D	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
E	Amount represents less than $.005 per share.
F	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
G	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights – VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2015		2014		2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$24.21		$23.21		$19.89	$18.64		$18.97
Income from Investment Operations
Net investment income (loss)A	.61		.69	B	.54	.57		.46
Net realized and unrealized gain (loss)	(1.56	)C	1.34		4.93	2.59		(.31)
Total from investment operations	(.95)		2.03		5.47	3.16		.15
Distributions from net investment income	(.70)		(.69)		(.58)	(.61	)D	(.48)
Distributions from net realized gain	(2.19)		(.34)		(1.57)	(1.30	)D	–
Total distributions	(2.89)		(1.03)		(2.15)	(1.91)		(.48)
Redemption fees added to paid in capital A,E	–		–		–	–		–
Net asset value, end of period	$20.37		$24.21		$23.21	$19.89		$18.64
Total Return F,G	(4.18	)%C	8.77%		27.99%	17.27%		.89%
Ratios to Average Net Assets H,I
Expenses before reductions	.62%		.62%		.63%	.64%		.64%
Expenses net of fee waivers, if any	.62%		.62%		.62%	.64%		.64%
Expenses net of all reductions	.61%		.62%		.62%	.63%		.63%
Net investment income (loss)	2.77%		2.86	%B	2.35%	2.85%		2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$349,685		$388,773		$351,139	$220,311		$178,499
Portfolio turnover rateJ	46%		40%		32%	48%		96%

A	Calculated based on average shares outstanding during the period.
B	Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.
C	Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.28)%.
D	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
E	Amount represents less than $.005 per share.
F	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
G	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted

Annual Report	18

securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2015, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no

19	Annual Report

Notes to Financial Statements – continued

provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity–debt classification, certain conversion ratio adjustments, contingent interest, market discount, options transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$996,553,186
Gross unrealized depreciation	(469,990,890)
Net unrealized appreciation (depreciation) on securities	$526,562,296
Tax Cost	$4,777,427,461

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$326,387,012

Net unrealized appreciation (depreciation) on securities and other investments	$527,175,265

The Fund intends to elect to defer to its next fiscal year $19,438,423 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$202,573,284	$242,650,166
Long-term Capital Gains	533,586,526	18,422,560
Total	$736,159,810	$261,072,726

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not

Annual Report	20

achieve its objectives.

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption “Written Options”.

During the period, the Fund recognized net realized gain (loss) of $15,127,152 and a change in net unrealized appreciation (depreciation) of $3,441,483 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund’s written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	17,086	$1,503,953
Options Opened	319,412	28,477,955
Options Exercised	(89,901)	(8,269,373)
Options Closed	(96,405)	(9,624,661)
Options Expired	(94,929)	(8,504,721)
Outstanding at end of period	55,263	$3,583,153

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,591,089,543 and $3,086,366,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds

21	Annual Report

Notes to Financial Statements – continued

previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$344,600
Service Class 2	3,898,418
Service Class 2R(a)	12,571
$4,255,589

(a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$2,354,728
Service Class	227,693
Service Class 2	1,030,558
Service Class 2R(a)	3,315
Investor Class	545,817
$4,162,111

(a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,960 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $196,680.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,769 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the

Annual Report	22

period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,930,322. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $672,703, including $47,413 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $306,883 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $689.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,221 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$8,204

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$109,149,565	$107,336,069
Service Class	10,156,613	10,064,095
Service Class 2	42,706,986	44,643,796
Service Class 2R	11,545	416,261
Investor Class	11,524,324	10,712,923
Total	$173,549,033	$173,173,144
From net realized gain
Initial Class	$339,608,604	$53,100,552
Service Class	33,003,823	5,192,387
Service Class 2	153,933,197	24,163,154
Service Class 2R	1,316,715	208,074
Investor Class	34,748,438	5,235,415
Total	$562,610,777	$87,899,582

(a) All Service Class 2R shares were converted by April 30, 2015.

11. Share Transactions.

Transactions for each class of shares were as follows:

Years ended	Shares	Shares	Dollars	Dollars
December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	2,942,434	3,745,247	$64,636,128	$90,278,141
Reinvestment of distributions	20,908,619	6,589,354	448,758,169	160,436,620
Shares redeemed	(22,650,939)	(22,744,482)	(503,270,251)	(547,118,347)
Net increase (decrease)	1,200,114	(12,409,881)	$10,124,046	$(296,403,586)

23	Annual Report

Notes to Financial Statements – continued

Years ended	Shares	Shares	Dollars	Dollars
December 31,	2015(a)	2014	2015(a)	2014
Service Class
Shares sold	583,466	560,667	$12,999,462	$13,553,192
Reinvestment of distributions	2,018,226	629,390	43,160,436	15,256,482
Shares redeemed	(2,646,679)	(2,833,591)	(58,306,592)	(68,623,532)
Net increase (decrease)	(44,987)	(1,643,534)	$(2,146,694)	$(39,813,858)
Service Class 2
Shares sold	4,829,943	4,230,671	$104,917,377	$100,211,368
Reinvestment of distributions	9,327,616	2,879,996	196,640,183	68,806,950
Shares redeemed	(18,242,504)	(12,454,297)	(397,542,395)	(296,579,008)
Net increase (decrease)	(4,084,945)	(5,343,630)	$(95,984,835)	$(127,560,690)
Service Class 2R
Shares sold	44,755	205,262	$994,924	$4,868,639
Reinvestment of distributions	61,837	26,268	1,328,260	624,335
Shares redeemed	(758,460)	(106,535)	(16,752,939)	(2,539,192)
Net increase (decrease)	(651,868)	124,995	$(14,429,755)	$2,953,782
Investor Class
Shares sold	1,061,340	1,906,050	$23,323,259	$45,905,466
Reinvestment of distributions	2,166,600	656,848	46,272,762	15,948,338
Shares redeemed	(2,123,884)	(1,632,275)	(47,098,812)	(38,978,149)
Net increase (decrease)	1,104,056	930,623	$22,497,209	$22,875,655

(a) All Service Class 2R shares were converted by April 30, 2015.

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Annual Report	24

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Equity-Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2016

25	Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen

Annual Report	26

by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity®funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity®funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

27	Annual Report

Trustees and Officers – continued

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Annual Report	28

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

29	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Annual Report	30

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity’s Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

31	Annual Report

Trustees and Officers – continued

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report	32

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Annualized	Beginning	Ending	During Period-B
	Expense	Account Value	Account Value	July 1, 2015
	Ratio-A	July 1, 2015	December 31, 2015	to December 31, 2015
Initial Class	.54%
Actual		$1,000.00	$950.00	$2.65
Hypothetical-C		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$949.60	$3.14
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$948.80	$3.88
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$949.40	$3.05
Hypothetical-C		$1,000.00	$1,022.08	$3.16

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
C	5% return per year before expenses

33	Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity – Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$1.254
Service Class	02/12/2016	02/12/2016	$1.254
Service Class 2	02/12/2016	02/12/2016	$1.254
Investor Class	02/12/2016	02/12/2016	$1.254

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $327,277,152, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 71%; Service Class designates 73% Service Class 2 designates 76% and Investor Class designates 72% of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report	34

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information

35	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity’s target date product line to increase investors’ probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity’s money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report	36

VIP Equity-Income Portfolio

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Service Class 2 R into Service Class 2.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

37	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Equity-Income Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the “group fee” component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of

Annual Report	38

detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity’s group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

39	Annual Report

VIPEI-ANN-0216

1.540027.118

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2015

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http:// www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1	Past 5	Past 10
	year	years	years
Initial Class	-1.39%	7.94%	7.64%
Service Class	-1.50%	7.84%	7.53%
Service Class 2	-1.63%	7.68%	7.37%
Investor Class	-1.47%	7.85%	7.54%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio – Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

3	Annual Report

Management’s Discussion of Fund Performance

Market Recap: U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Thomas Allen: For the year, the fund’s share classes recorded small declines and finished modestly ahead of the -2.18% return of the benchmark S&P MidCap 400® index. Positioning in information technology, energy, materials and health care aided the fund’s performance versus the index. Underweighting the lower end of the benchmark’s market capitalization spectrum also was helpful, as larger-caps tended to perform better this period. At the stock level, Global Payments was the fund’s top contributor. The provider of payment processing services announced strong quarterly results in both July and October, which aided its stock. Electronic Arts, a leading maker of video games, also was helpful, as were Freescale Semiconductor and Netherlands-based NXP Semiconductors. All three were non-index positions. NXP closed a deal to buy Freescale during the period. Conversely, performance was hampered by stock picking in industrials and financials. In the former category, a non-index position in Spirit Airlines was by far our biggest relative detractor. Another detractor from transportation – a group where I reduced the fund’s allocation during the period – was less-than-truckload (LTL) hauler and logistics provider Saia. One detractor from the technology sector was Belden, a manufacturer of networking, connectivity and cable products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Global Payments, Inc.	1.6	1.4
Jones Lang LaSalle, Inc.	1.1	1.1
CBRE Group, Inc.	1.1	1.1
Electronic Arts, Inc.	1.1	1.1
Total System Services, Inc.	1.1	1.0
Cardinal Health, Inc.	1.1	1.1
McGraw Hill Financial, Inc.	1.0	0.9
Textron, Inc.	1.0	1.2
CDW Corp.	1.0	0.8
Steris PLC	0.9	0.9
	11.0

Top Five Market Sectors as of December 31, 2015

		% of fund’s
	% of fund’s	net assets
	net assets	6 months ago
Information Technology	24.4	23.9
Financials	20.5	18.2
Consumer Discretionary	17.8	18.5
Industrials	14.5	15.5
Health Care	13.6	13.8

Asset Allocation (% of fund’s net assets)

*	Foreign investments – 11.9%
**	Foreign investments – 11.7%

5	Annual Report

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks – 99.6%
	Shares	Value

CONSUMER DISCRETIONARY – 17.8%
Auto Components – 1.6%
Delphi Automotive PLC	483,061	$41,412,820
Gentex Corp.	2,316,292	37,083,835
Johnson Controls, Inc.	370,200	14,619,198
Modine Manufacturing Co. (a)	147,000	1,330,350
Tenneco, Inc. (a)	177,476	8,147,923
Visteon Corp.	235,822	27,001,619
		129,595,745
Diversified Consumer Services – 0.6%
Houghton Mifflin Harcourt Co. (a)	1,831,364	39,887,108
ServiceMaster Global Holdings, Inc. (a)	213,200	8,365,968
		48,253,076
Hotels, Restaurants & Leisure – 2.8%
Brinker International, Inc.	79,767	3,824,828
Buffalo Wild Wings, Inc. (a)	89,100	14,224,815
DineEquity, Inc.	696,400	58,964,188
Interval Leisure Group, Inc.	470,600	7,346,066
Jubilant Foodworks Ltd.	75,070	1,675,961
Las Vegas Sands Corp.	618,188	27,101,362
Panera Bread Co. Class A (a)	99,518	19,384,116
Texas Roadhouse, Inc. Class A	936,500	33,498,605
The Restaurant Group PLC	166,500	1,682,589
Wyndham Worldwide Corp.	796,600	57,872,990
		225,575,520
Household Durables – 4.1%
Ethan Allen Interiors, Inc.	100,900	2,807,038
Harman International Industries, Inc.	198,205	18,672,893
iRobot Corp. (a)(b)	25,500	902,700
Jarden Corp. (a)	1,235,350	70,563,192
Lennar Corp. Class A (b)	1,291,900	63,186,829
Mohawk Industries, Inc. (a)	37,800	7,158,942
NVR, Inc. (a)	40,614	66,728,802
PulteGroup, Inc.	3,463,000	61,710,660
Toll Brothers, Inc. (a)	1,031,700	34,355,610
Whirlpool Corp.	50,899	7,475,536
		333,562,202
Leisure Products – 0.9%
Brunswick Corp.	488,200	24,658,982
Polaris Industries, Inc. (b)	529,819	45,537,943
		70,196,925
Media – 1.6%
AMC Networks, Inc. Class A (a)	410,100	30,626,268
Interpublic Group of Companies, Inc.	2,228,985	51,890,771
John Wiley & Sons, Inc. Class A	18,100	815,043
Lions Gate Entertainment Corp. (b)	376,300	12,188,357
MDC Partners, Inc. Class A	67,300	1,461,756
Naspers Ltd. Class N	62,800	8,583,776
News Corp. Class A	791,100	10,569,096
Omnicom Group, Inc.	135,800	10,274,628
		126,409,695
Multiline Retail – 0.8%
Dollar Tree, Inc. (a)	874,200	67,505,724

	Shares	Value

Specialty Retail – 3.0%
AutoZone, Inc. (a)	52,732	$39,122,398
Dick’s Sporting Goods, Inc.	510,600	18,049,710
Foot Locker, Inc.	647,087	42,118,893
GNC Holdings, Inc.	823,000	25,529,460
L Brands, Inc.	141,600	13,568,112
Party City Holdco, Inc. (b)	179,500	2,317,345
Select Comfort Corp. (a)	71,400	1,528,674
Signet Jewelers Ltd.	340,743	42,146,502
TJX Companies, Inc.	536,800	38,064,488
Urban Outfitters, Inc. (a)	365,800	8,321,950
Williams-Sonoma, Inc.	183,200	10,700,712
		241,468,244
Textiles, Apparel & Luxury Goods – 2.4%
Deckers Outdoor Corp. (a)	540,500	25,511,600
G-III Apparel Group Ltd. (a)	1,274,866	56,425,569
Hanesbrands, Inc.	748,700	22,034,241
Kate Spade & Co. (a)	368,800	6,553,576
Page Industries Ltd.	21,178	4,270,835
PVH Corp.	444,000	32,700,600
Ralph Lauren Corp.	259,100	28,884,468
VF Corp.	214,276	13,338,681
		189,719,570

TOTAL CONSUMER DISCRETIONARY		1,432,286,701

CONSUMER STAPLES – 2.2%
Beverages – 0.8%
C&C Group PLC	1,473,293	5,944,889
Dr. Pepper Snapple Group, Inc.	641,525	59,790,130
		65,735,019
Food & Staples Retailing – 0.9%
CVS Health Corp.	405,447	39,640,553
Kroger Co.	815,880	34,128,260
		73,768,813
Food Products – 0.5%
Amplify Snack Brands, Inc.	70,500	812,160
Archer Daniels Midland Co.	127,854	4,689,685
Britannia Industries Ltd.	15,000	669,588
Bunge Ltd.	374,988	25,604,181
Ingredion, Inc.	59,405	5,693,375
		37,468,989

TOTAL CONSUMER STAPLES		176,972,821

ENERGY – 3.1%
Energy Equipment & Services – 1.1%
Baker Hughes, Inc.	264,581	12,210,413
Dril-Quip, Inc. (a)	478,600	28,347,478
Ensco PLC Class A	107,000	1,646,730
Halliburton Co.	839,200	28,566,368
Nuverra Environmental Solutions, Inc. (a)	470	241
Oceaneering International, Inc.	569,700	21,375,144
		92,146,374
Oil, Gas & Consumable Fuels – 2.0%
Apache Corp.	379,496	16,876,187

See accompanying notes which are an integral part of the financial statements.

Annual Report	6

Common Stocks – continued
	Shares	Value

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Cimarex Energy Co.	298,752	$26,702,454
Columbia Pipeline Group, Inc.	67,721	1,354,420
Emerald Oil, Inc. warrants 2/4/16 (a)	6,490	0
Energen Corp.	26,603	1,090,457
EOG Resources, Inc.	50,800	3,596,132
Newfield Exploration Co. (a)	558,100	18,171,736
PDC Energy, Inc. (a)	74,800	3,992,824
Phillips 66 Co.	238,285	19,491,713
Rice Energy, Inc. (a)	81,100	883,990
SM Energy Co.	274,500	5,396,670
Southwestern Energy Co. (a)(b)	1,276,900	9,078,759
Suncor Energy, Inc.	1,778,800	45,919,445
Western Refining, Inc.	149,200	5,314,504
		157,869,291

TOTAL ENERGY		250,015,665

FINANCIALS – 20.4%
Banks – 6.5%
Boston Private Financial Holdings, Inc.	1,579,316	17,909,443
CIT Group, Inc.	528,300	20,973,510
Comerica, Inc.	787,529	32,942,338
Commerce Bancshares, Inc.	820,449	34,901,900
CVB Financial Corp.	1,142,400	19,329,408
First Citizen Bancshares, Inc.	44,300	11,436,931
First Commonwealth Financial Corp.	1,170,400	10,615,528
First Republic Bank	538,200	35,553,492
Hilltop Holdings, Inc. (a)	389,400	7,484,268
Huntington Bancshares, Inc.	4,846,716	53,604,679
Investors Bancorp, Inc.	2,678,600	33,321,784
Lakeland Financial Corp.	679,346	31,671,111
M&T Bank Corp.	395,300	47,902,454
PacWest Bancorp	606,093	26,122,608
Prosperity Bancshares, Inc.	259,000	12,395,740
Regions Financial Corp.	3,919,900	37,631,040
SunTrust Banks, Inc.	1,093,165	46,831,189
UMB Financial Corp.	786,200	36,597,610
Valley National Bancorp	266,400	2,624,040
		519,849,073
Capital Markets – 3.1%
Ameriprise Financial, Inc.	280,913	29,894,761
E*TRADE Financial Corp. (a)	156,600	4,641,624
Franklin Resources, Inc.	196,800	7,246,176
Greenhill & Co., Inc.	235,500	6,737,655
Invesco Ltd.	1,770,100	59,262,948
Lazard Ltd. Class A	839,745	37,796,922
Legg Mason, Inc.	240,500	9,434,815
PJT Partners, Inc. (a)	34,123	965,340
Raymond James Financial, Inc.	817,795	47,407,576
Stifel Financial Corp. (a)	590,800	25,026,288
The Blackstone Group LP	810,935	23,711,739
		252,125,844

	Shares	Value

Consumer Finance – 1.6%
American Express Co.	63,989	$4,450,435
Capital One Financial Corp.	488,500	35,259,930
Discover Financial Services	245,600	13,169,072
OneMain Holdings, Inc. (a)	355,700	14,775,778
SLM Corp. (a)	8,999,300	58,675,436
Synchrony Financial (a)	161,100	4,899,051
		131,229,702
Diversified Financial Services – 1.2%
CRISIL Ltd.	84,555	2,504,881
McGraw Hill Financial, Inc.	814,130	80,256,935
Moody’s Corp.	167,900	16,847,086
		99,608,902
Insurance – 4.5%
ACE Ltd.	32,300	3,774,255
AFLAC, Inc.	704,500	42,199,550
Bajaj Finserv Ltd.	58,922	1,765,540
Brown & Brown, Inc.	56,700	1,820,070
First American Financial Corp.	1,466,308	52,640,457
Hiscox Ltd.	1,760,076	27,348,181
Marsh & McLennan Companies, Inc.	1,165,084	64,603,908
Primerica, Inc.	550,920	26,019,952
Principal Financial Group, Inc.	1,107,100	49,797,358
Progressive Corp.	319,600	10,163,280
Reinsurance Group of America, Inc.	674,058	57,665,662
The Chubb Corp.	147,100	19,511,344
The Travelers Companies, Inc.	9,000	1,015,740
		358,325,297
Real Estate Investment Trusts – 0.5%
Ladder Capital Corp. Class A	1,444,799	17,944,404
Mid-America Apartment Communities, Inc.	121,300	11,015,253
SL Green Realty Corp.	8,400	949,032
VEREIT, Inc.	754,400	5,974,848
		35,883,537
Real Estate Management & Development – 2.2%
CBRE Group, Inc. (a)	2,547,523	88,093,345
Colliers International Group, Inc.	24,800	1,104,840
Jones Lang LaSalle, Inc.	566,560	90,570,282
Realogy Holdings Corp. (a)	21,900	803,073
		180,571,540
Thrifts & Mortgage Finance – 0.8%
Beneficial Bancorp, Inc. (a)	427,862	5,699,122
BofI Holding, Inc. (a)(b)	106,700	2,246,035
Essent Group Ltd. (a)	2,413,800	52,838,082
Housing Development Finance Corp. Ltd.	349,130	6,635,357
		67,418,596

TOTAL FINANCIALS		1,645,012,491

HEALTH CARE – 13.6%
Biotechnology – 0.9%
Amgen, Inc.	32,700	5,308,191
Baxalta, Inc.	344,000	13,426,320
Biogen, Inc. (a)	54,800	16,787,980
BioMarin Pharmaceutical, Inc. (a)	8,500	890,460

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued
	Shares	Value

HEALTH CARE – continued
Biotechnology – continued
Medivation, Inc. (a)	19,900	$961,966
United Therapeutics Corp. (a)	196,300	30,742,543
		68,117,460
Health Care Equipment & Supplies – 4.3%
Alere, Inc. (a)	37,000	1,446,330
Becton, Dickinson & Co.	173,300	26,703,797
Boston Scientific Corp. (a)	3,814,103	70,332,059
DENTSPLY International, Inc.	783,000	47,645,550
Hologic, Inc. (a)	1,594,824	61,703,741
St. Jude Medical, Inc.	62,300	3,848,271
Steris PLC (b)	966,500	72,816,110
Zimmer Biomet Holdings, Inc.	635,100	65,154,909
		349,650,767
Health Care Providers & Services – 3.8%
Cardinal Health, Inc.	950,847	84,882,112
Cigna Corp.	97,500	14,267,175
Community Health Systems, Inc. (a)	473,900	12,572,567
DaVita HealthCare Partners, Inc. (a)	728,500	50,783,735
HCA Holdings, Inc. (a)	638,135	43,157,070
Laboratory Corp. of America Holdings (a)	340,900	42,148,876
McKesson Corp.	250,750	49,455,423
Molina Healthcare, Inc. (a)	32,400	1,948,212
Surgery Partners, Inc. (a)(b)	181,800	3,725,082
Surgical Care Affiliates, Inc. (a)	103,100	4,104,411
Universal Health Services, Inc. Class B	6,200	740,838
		307,785,501
Life Sciences Tools & Services – 1.5%
Agilent Technologies, Inc.	814,606	34,058,677
Bruker Corp. (a)	616,800	14,969,736
Thermo Fisher Scientific, Inc.	489,963	69,501,252
		118,529,665
Pharmaceuticals – 3.1%
Allergan PLC (a)	186,745	58,357,813
Catalent, Inc. (a)	511,500	12,802,845
Endo Health Solutions, Inc. (a)	870,800	53,310,376
Horizon Pharma PLC (a)	165,870	3,594,403
Jazz Pharmaceuticals PLC (a)	405,271	56,964,892
Perrigo Co. PLC	10,900	1,577,230
Teva Pharmaceutical Industries Ltd. sponsored ADR	951,656	62,466,700
		249,074,259

TOTAL HEALTH CARE		1,093,157,652

INDUSTRIALS – 14.5%
Aerospace & Defense – 2.4%
Curtiss-Wright Corp.	396,548	27,163,538
Esterline Technologies Corp. (a)	238,248	19,298,088
Huntington Ingalls Industries, Inc.	234,800	29,784,380
Rockwell Collins, Inc.	445,583	41,127,311
Textron, Inc.	1,879,181	78,944,394
		196,317,711

	Shares	Value

Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	242,600	$15,046,052
FedEx Corp.	369,011	54,978,949
		70,025,001
Airlines – 1.3%
Allegiant Travel Co.	63,400	10,640,422
Copa Holdings SA Class A	67,400	3,252,724
Southwest Airlines Co.	777,600	33,483,456
Spirit Airlines, Inc. (a)	1,456,013	58,022,118
		105,398,720
Building Products – 0.5%
A.O. Smith Corp.	207,800	15,919,558
Lennox International, Inc.	210,356	26,273,464
		42,193,022
Commercial Services & Supplies – 1.1%
Copart, Inc. (a)	111,100	4,222,911
G&K Services, Inc. Class A	203,000	12,768,700
Herman Miller, Inc.	303,600	8,713,320
HNI Corp.	231,277	8,339,849
KAR Auction Services, Inc.	321,282	11,897,072
Knoll, Inc.	1,026,700	19,301,960
Matthews International Corp. Class A	104,700	5,596,215
Multi-Color Corp.	66,100	3,953,441
Republic Services, Inc.	301,213	13,250,360
		88,043,828
Construction & Engineering – 1.0%
AECOM (a)	31,800	954,954
EMCOR Group, Inc.	925,707	44,470,964
Jacobs Engineering Group, Inc. (a)	755,055	31,674,557
Quanta Services, Inc. (a)	360,371	7,297,513
		84,397,988
Electrical Equipment – 0.1%
AMETEK, Inc.	185,500	9,940,945
Rockwell Automation, Inc.	15,900	1,631,499
		11,572,444
Industrial Conglomerates – 0.6%
Roper Technologies, Inc.	233,686	44,351,266
Machinery – 4.6%
AGCO Corp.	672,000	30,502,080
Caterpillar, Inc. (b)	55,265	3,755,809
Colfax Corp. (a)	783,400	18,292,390
Cummins, Inc.	203,175	17,881,432
Deere & Co. (b)	356,600	27,197,882
IDEX Corp.	17,500	1,340,675
Illinois Tool Works, Inc.	439,367	40,720,534
Ingersoll-Rand PLC	627,345	34,685,905
Manitowoc Co., Inc. (b)	882,579	13,547,588
Mueller Industries, Inc.	719,904	19,509,398
Rexnord Corp. (a)	3,617,434	65,547,904
Snap-On, Inc.	160,600	27,531,658
Stanley Black & Decker, Inc.	74,400	7,940,712
Valmont Industries, Inc.	141,881	15,042,224
Wabtec Corp.	116,660	8,296,859

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued
	Shares	Value

INDUSTRIALS – continued
Machinery – continued
Woodward, Inc.	527,107	$26,176,134
Xylem, Inc.	263,600	9,621,400
		367,590,584
Professional Services – 0.7%
CEB, Inc.	224,600	13,788,194
Dun & Bradstreet Corp.	428,205	44,503,346
		58,291,540
Road & Rail – 0.6%
ArcBest Corp.	30,140	644,695
CSX Corp.	193,000	5,008,350
J.B. Hunt Transport Services, Inc.	52,500	3,851,400
Old Dominion Freight Lines, Inc. (a)	269,300	15,907,551
Saia, Inc. (a)	741,205	16,491,811
Swift Transporation Co. (a)	588,178	8,128,620
		50,032,427
Trading Companies & Distributors – 0.7%
Air Lease Corp. Class A (b)	1,018,894	34,112,571
HD Supply Holdings, Inc. (a)	82,900	2,489,487
Misumi Group, Inc.	775,200	10,708,345
WESCO International, Inc. (a)	111,400	4,865,952
		52,176,355

TOTAL INDUSTRIALS		1,170,390,886

INFORMATION TECHNOLOGY – 24.4%
Communications Equipment – 1.1%
Brocade Communications Systems, Inc.	868,403	7,971,940
CommScope Holding Co., Inc. (a)	1,207,390	31,259,327
F5 Networks, Inc. (a)	455,554	44,170,516
Juniper Networks, Inc.	189,962	5,242,951
		88,644,734
Electronic Equipment & Components – 4.3%
Arrow Electronics, Inc. (a)	648,180	35,118,392
Avnet, Inc.	816,630	34,984,429
Belden, Inc.	870,300	41,495,904
CDW Corp.	1,821,220	76,564,089
IPG Photonics Corp. (a)(b)	315,200	28,103,232
Jabil Circuit, Inc.	260,900	6,076,361
Keysight Technologies, Inc. (a)	365,453	10,353,283
Littelfuse, Inc.	29,500	3,156,795
Methode Electronics, Inc. Class A	529,000	16,838,070
TE Connectivity Ltd.	737,266	47,634,756
Trimble Navigation Ltd. (a)	1,649,600	35,383,920
Zebra Technologies Corp. Class A (a)	155,100	10,802,715
		346,511,946
Internet Software & Services – 0.7%
Alphabet, Inc. Class C	60,302	45,761,982
Tencent Holdings Ltd.	549,000	10,749,412
		56,511,394
IT Services – 10.4%
Alliance Data Systems Corp. (a)	226,990	62,778,624
Blackhawk Network Holdings, Inc. (a)	1,492,994	66,005,265

	Shares	Value

Broadridge Financial Solutions, Inc.	311,203	$16,720,937
Cognizant Technology Solutions Corp. Class A (a)	74,400	4,465,488
Euronet Worldwide, Inc. (a)	983,477	71,233,239
EVERTEC, Inc.	1,003,693	16,801,821
Fidelity National Information
Services, Inc.	980,777	59,435,086
Fiserv, Inc. (a)	701,614	64,169,616
FleetCor Technologies, Inc. (a)	387,240	55,348,213
Genpact Ltd. (a)	2,744,988	68,569,800
Global Payments, Inc.	1,965,376	126,786,398
Maximus, Inc.	440,300	24,766,875
The Western Union Co.	1,509,648	27,037,796
Total System Services, Inc.	1,723,410	85,825,818
Vantiv, Inc. (a)	576,400	27,332,888
Visa, Inc. Class A	404,100	31,337,955
Xerox Corp.	2,686,149	28,553,764
		837,169,583
Semiconductors & Semiconductor Equipment – 3.0%
Atmel Corp.	1,777,633	15,305,420
Broadcom Corp. Class A	733,200	42,393,624
Cree, Inc. (a)	796,800	21,250,656
Intersil Corp. Class A	658,608	8,403,838
Maxim Integrated Products, Inc.	584,300	22,203,400
Microchip Technology, Inc. (b)	101,875	4,741,263
NVIDIA Corp.	1,467,033	48,353,408
NXP Semiconductors NV (a)	799,643	67,369,923
Qorvo, Inc. (a)	74,800	3,807,320
Semtech Corp. (a)	325,000	6,149,000
		239,977,852
Software – 3.8%
Activision Blizzard, Inc.	1,350,700	52,285,597
Cadence Design Systems, Inc. (a)	2,450,100	50,986,581
Electronic Arts, Inc. (a)	1,251,890	86,029,881
Fair Isaac Corp.	334,900	31,540,882
Intuit, Inc.	192,997	18,624,211
Parametric Technology Corp. (a)	884,741	30,638,581
Synopsys, Inc. (a)	884,749	40,353,402
		310,459,135
Technology Hardware, Storage & Peripherals – 1.1%
EMC Corp.	1,075,239	27,612,138
SanDisk Corp.	431,500	32,789,685
Western Digital Corp.	470,300	28,241,515
		88,643,338

TOTAL INFORMATION TECHNOLOGY		1,967,917,982

MATERIALS – 3.0%
Chemicals – 2.1%
Albemarle Corp. U.S.	776,956	43,517,306
Ashland, Inc.	86,126	8,845,140
Eastman Chemical Co.	553,500	37,366,785
Ferro Corp. (a)	1,648,609	18,332,532
PolyOne Corp.	928,460	29,487,890
PPG Industries, Inc.	99,900	9,872,118
Praxair, Inc.	189,300	19,384,320
		166,806,091

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Common Stocks – continued
	Shares	Value

MATERIALS – continued
Containers & Packaging – 0.4%
Aptargroup, Inc.	189,630	$13,776,620
WestRock Co.	519,500	23,699,590
		37,476,210
Metals & Mining – 0.2%
B2Gold Corp. (a)	8,111,000	8,206,548
New Gold, Inc. (a)	2,039,120	4,745,224
Randgold Resources Ltd. sponsored ADR	41,100	2,545,323
		15,497,095
Paper & Forest Products – 0.3%
Boise Cascade Co. (a)	986,464	25,184,426

TOTAL MATERIALS		244,963,822

UTILITIES – 0.6%
Electric Utilities – 0.5%
Exelon Corp.	1,107,300	30,749,721
OGE Energy Corp.	295,000	7,755,550
		38,505,271
Independent Power and Renewable Electricity Producers – 0.0%
Calpine Corp. (a)	171,700	2,484,499
Dynegy, Inc. (a)	254,900	3,415,660
		5,900,159
Multi-Utilities – 0.1%
CMS Energy Corp.	160,519	5,791,526
NiSource, Inc.	67,721	1,321,237
		7,112,763

TOTAL UTILITIES		51,518,193

TOTAL COMMON STOCKS
(Cost $7,196,519,579)		8,032,236,213

Nonconvertible Preferred Stocks – 0.1%

FINANCIALS – 0.1%
Capital Markets – 0.1%
GMAC Capital Trust I Series 2, 8.125%
(Cost $8,358,700)	405,466	10,282,618
Money Market Funds – 1.3%
	Shares	Value

Fidelity Cash Central Fund, 0.33% (c)	30,864,252	$30,864,252
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	72,375,074	72,375,074

TOTAL MONEY MARKET FUNDS
(Cost $103,239,326)		103,239,326

TOTAL INVESTMENT PORTFOLIO – 101.0%
(Cost $7,308,117,605)		8,145,758,157

NET OTHER ASSETS (LIABILITIES) – (1.0)%		(82,484,203)
NET ASSETS – 100%		$8,063,273,954

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Legend

(a)	Non-income producing

(b)	Security or a portion of the security is on loan at period end.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$68,209
Fidelity Securities Lending Cash Central Fund	333,919
Total	$402,128

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,432,286,701	$1,417,756,129	$14,530,572	$—
Consumer Staples	176,972,821	176,303,233	669,588	—
Energy	250,015,665	250,015,665	—	—
Financials	1,655,295,109	1,644,389,331	10,905,778	—
Health Care	1,093,157,652	1,093,157,652	—	—
Industrials	1,170,390,886	1,159,682,541	10,708,345	—
Information Technology	1,967,917,982	1,957,168,570	10,749,412	—
Materials	244,963,822	244,963,822	—	—
Utilities	51,518,193	51,518,193	—	—
Money Market Funds	103,239,326	103,239,326	—	—
Total Investments in Securities:	$8,145,758,157	$8,098,194,462	$47,563,695	$—

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Bermuda	3.8%
Ireland	2.6%
Canada	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Financial Statements

Statement of Assets and Liabilities
		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $70,372,992) — See accompanying schedule:
Unaffiliated issuers (cost $7,204,878,279)	$8,042,518,831
Fidelity Central Funds (cost $103,239,326)	103,239,326
Total Investments (cost $7,308,117,605)		$8,145,758,157
Receivable for investments sold		2,413,943
Receivable for fund shares sold		1,668,407
Dividends receivable		8,844,998
Distributions receivable from Fidelity Central Funds		57,265
Prepaid expenses		18,370
Other receivables		118,918
Total assets		8,158,880,058

Liabilities
Payable for investments purchased	$12,379,836
Payable for fund shares redeemed	5,154,612
Accrued management fee	3,747,681
Distribution and service plan fees payable	1,234,422
Other affiliated payables	588,392
Other payables and accrued expenses	126,087
Collateral on securities loaned, at value	72,375,074
Total liabilities		95,606,104

Net Assets		$8,063,273,954
Net Assets consist of:
Paid in capital		$6,760,040,663
Distributions in excess of net investment income		(115,077)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		465,748,069
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		837,600,299

Net Assets		$8,063,273,954

Initial Class:
Net Asset Value, offering price and redemption price per share ($1,382,527,358 ÷ 42,341,816 shares)		$32.65

Service Class:
Net Asset Value, offering price and redemption price per share ($566,348,884 ÷ 17,474,295 shares)		$32.41

Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,591,029,554 ÷ 175,676,779 shares)		$31.83

Investor Class:
Net Asset Value, offering price and redemption price per share ($523,368,158 ÷ 16,102,145 shares)		$32.50

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Statement of Operations
		Year ended
		December 31, 2015
Investment Income
Dividends		$98,775,296
Income from Fidelity Central Funds		402,128
Total income		99,177,424

Expenses
Management fee	$48,488,119
Transfer agent fees	6,277,624
Distribution and service plan fees	16,125,395
Accounting and security lending fees	1,257,908
Custodian fees and expenses	129,012
Independent trustees’ compensation	38,064
Audit	74,079
Legal	31,695
Interest	16,782
Miscellaneous	59,847
Total expenses before reductions	72,498,525
Expense reductions	(132,320)	72,366,205

Net investment income (loss)		26,811,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,895,720
Foreign currency transactions	66,493
Total net realized gain (loss)		506,962,213
Change in net unrealized appreciation (depreciation) on:
Investment securities	(648,517,058)
Assets and liabilities in foreign currencies	(3,073)
Total change in net unrealized appreciation (depreciation)		(648,520,131)
Net gain (loss)		(141,557,918)
Net increase (decrease) in net assets resulting from operations		$(114,746,699)

Statement of Changes in Net Assets
	Year ended December	Year ended December
	31, 2015	31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,811,219	$14,348,386
Net realized gain (loss)	506,962,213	1,118,713,559
Change in net unrealized appreciation (depreciation)	(648,520,131)	(608,445,007)
Net increase (decrease) in net assets resulting from operations	(114,746,699)	524,616,938
Distributions to shareholders from net investment income	(24,497,724)	(6,886,171)
Distributions to shareholders from net realized gain	(1,074,651,414)	(212,967,306)
Total distributions	(1,099,149,138)	(219,853,477)
Share transactions – net increase (decrease)	244,251,301	(445,133,654)
Total increase (decrease) in net assets	(969,644,536)	(140,370,193)

Net Assets
Beginning of period	9,032,918,490	9,173,288,683
End of period (including distributions in excess of net investment income of $115,077 and distributions in excess of net investment income of $109,829, respectively)	$8,063,273,954	$9,032,918,490

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Highlights — VIP Mid Cap Portfolio Initial Class
Years ended December 31,	2015		2014	2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.68		$36.39	$30.55	$29.08		$32.69
Income from Investment Operations
Net investment income (loss)A	.17		.13	.18	.29		.08
Net realized and unrealized gain (loss)	(.59)		2.11	10.57	3.99		(3.55)
Total from investment operations	(.42)		2.24	10.75	4.28		(3.47)
Distributions from net investment income	(.16	)B	(.10)	(.19)	(.20	)B	(.08)
Distributions from net realized gain	(4.45	)B	(.85)	(4.72)	(2.61	)B	(.06)
Total distributions	(4.61)		(.95)	(4.91)	(2.81)		(.14)
Net asset value, end of period	$32.65		$37.68	$36.39	$30.55		$29.08
Total ReturnC,D	(1.39)%		6.29%	36.23%	14.83%		(10.61)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%		.64%	.64%	.65%		.66%
Expenses net of fee waivers, if any	.63%		.64%	.64%	.65%		.66%
Expenses net of all reductions	.63%		.63%	.63%	.63%		.65%
Net investment income (loss)	.49%		.35%	.52%	.90%		.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,382,527		$1,476,171	$1,489,788	$1,217,359		$1,085,843
Portfolio turnover rateG	26	%H	142%	132%	187%		84%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
D	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
E	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
F	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
H	The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Financial Highlights — VIP Mid Cap Portfolio Service Class
Years ended December 31,	2015		2014	2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.44		$36.16	$30.39	$28.93		$32.52
Income from Investment Operations
Net investment income (loss)A	.13		.09	.15	.25		.05
Net realized and unrealized gain (loss)	(.59)		2.10	10.49	3.98		(3.54)
Total from investment operations	(.46)		2.19	10.64	4.23		(3.49)
Distributions from net investment income	(.13	)B	(.06)	(.15)	(.16	)B	(.05)
Distributions from net realized gain	(4.45	)B	(.85)	(4.72)	(2.61	)B	(.06)
Total distributions	(4.57	)C	(.91)	(4.87)	(2.77)		(.10	)D
Net asset value, end of period	$32.41		$37.44	$36.16	$30.39		$28.93
Total ReturnE,F	(1.50)%		6.20%	36.06%	14.75%		(10.72)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%		.74%	.74%	.75%		.76%
Expenses net of fee waivers, if any	.73%		.74%	.74%	.75%		.76%
Expenses net of all reductions	.73%		.73%	.73%	.73%		.75%
Net investment income (loss)	.39%		.25%	.42%	.80%		.15%
Supplemental Data
Net assets, end of period (000 omitted)	$566,349		$622,227	$638,612	$525,875		$566,560
Portfolio turnover rateI	26	%J	142%	132%	187%		84%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.
D	Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.
E	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
F	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
G	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
J	The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights — VIP Mid Cap Portfolio Service Class 2
Years ended December 31,	2015		2014	2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$36.84		$35.60	$29.98	$28.58		$32.13
Income from Investment Operations
Net investment income (loss)A	.08		.04	.09	.20		–	B
Net realized and unrealized gain (loss)	(.57)		2.06	10.35	3.93		(3.49)
Total from investment operations	(.49)		2.10	10.44	4.13		(3.49)
Distributions from net investment income	(.08	)C	(.01)	(.10)	(.12	)C	(.01)
Distributions from net realized gain	(4.45	)C	(.85)	(4.72)	(2.61	)C	(.06)
Total distributions	(4.52	)D	(.86)	(4.82)	(2.73)		(.06	)E
Net asset value, end of period	$31.83		$36.84	$35.60	$29.98		$28.58
Total ReturnF,G	(1.63)%		6.03%	35.87%	14.56%		(10.85)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%		.88%	.89%	.90%		.91%
Expenses net of fee waivers, if any	.88%		.88%	.89%	.90%		.91%
Expenses net of all reductions	.88%		.88%	.88%	.88%		.90%
Net investment income (loss)	.24%		.10%	.27%	.65%		-	%J
Supplemental Data
Net assets, end of period (000 omitted)	$5,591,030		$6,431,011	$6,574,623	$5,335,565		$4,888,475
Portfolio turnover rateK	26	%L	142%	132%	187%		84%

A	Calculated based on average shares outstanding during the period.
B	Amount represents less than $.005 per share.
C	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
D	Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.
E	Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.
F	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
G	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
H	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
I	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
J	Amount represents less than .005%.
K	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
L	The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights — VIP Mid Cap Portfolio Investor Class
Years ended December 31,	2015		2014	2013	2012		2011
Selected Per–Share Data
Net asset value, beginning of period	$37.53		$36.25	$30.46	$29.00		$32.60
Income from Investment Operations
Net investment income (loss)A	.14		.10	.15	.26		.05
Net realized and unrealized gain (loss)	(.59)		2.10	10.52	3.98		(3.54)
Total from investment operations	(.45)		2.20	10.67	4.24		(3.49)
Distributions from net investment income	(.14	)B	(.07)	(.16)	(.17	)B	(.06)
Distributions from net realized gain	(4.45	)B	(.85)	(4.72)	(2.61	)B	(.06)
Total distributions	(4.58	)C	(.92)	(4.88)	(2.78)		(.11	)D
Net asset value, end of period	$32.50		$37.53	$36.25	$30.46		$29.00
Total ReturnE,F	(1.47)%		6.20%	36.08%	14.74%		(10.70)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%		.72%	.73%	.74%		.74%
Expenses net of fee waivers, if any	.71%		.72%	.72%	.74%		.74%
Expenses net of all reductions	.71%		.71%	.71%	.72%		.73%
Net investment income (loss)	.41%		.27%	.44%	.82%		.17%
Supplemental Data
Net assets, end of period (000 omitted)	$523,368		$503,509	$470,265	$312,004		$314,362
Portfolio turnover rateI	26	%J	142%	132%	187%		84%

A	Calculated based on average shares outstanding during the period.
B	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
C	Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.
D	Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.
E	Total returns do not reflect charges attributable to your insurance company’s separate account. Inclusion of these charges would reduce the total returns shown.
F	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
G	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
J	The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report	18

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2015, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

19	Annual Report

Notes to Financial Statements – continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,472,882,706
Gross unrealized depreciation	(654,677,896)
Net unrealized appreciation (depreciation) on securities	$818,204,810
Tax Cost	$7,327,553,347

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$493,205,790
Net unrealized appreciation (depreciation) on securities and other investments	$818,164,557

The Fund intends to elect to defer to its next fiscal year $8,021,978 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$30,795,763	$87,283,265
Long-term Capital Gains	1,068,353,375	132,570,212
Total	$1,099,149,138	$219,853,477

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $2,296,119,671 and $3,188,329,627, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$614,201
Service Class 2	15,511,194
$16,125,395

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$978,036
Service Class	405,885
Service Class 2	4,095,758
Investor Class	797,945
$6,277,624

Annual Report	20

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $53,341 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

		Weighted Average
Borrower or Lender	Average Loan Balance	Interest Rate	Interest Expense
Borrower	$9,404,229	.36%	$9,964

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $333,919, including $876 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,037,722. The weighted average interest rate was ..62%. The interest expense amounted to $6,818 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

21	Annual Report

Notes to Financial Statements – continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $84,123 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $145.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount $36,698 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$11,354

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$6,856,691	$3,774,917
Service Class	2,239,466	990,351
Service Class 2	13,204,712	1,215,921
Investor Class	2,196,855	904,982
Total	$24,497,724	$6,886,171
From net realized gain
Initial Class	$173,008,924	$34,174,917
Service Class	73,895,308	14,603,745
Service Class 2	768,328,236	153,016,366
Investor Class	59,418,946	11,172,278
Total	$1,074,651,414	$212,967,306

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended
December 31,	2015	2014	2015	2014
Initial Class
Shares sold	4,347457	3,868,698	$150,311,214	$141,786,603
Issued in exchange for the shares of VIP Growth Strategies Portfolio	360,771	–	12,767,680	–
Reinvestment of distributions	5,354,795	1,054,394	179,865,615	37,949,834
Shares redeemed	(6,893,278)	(6,692,546)	(237,965,645)	(244,766,127)
Net increase (decrease)	3,169,745	(1,769,454)	$104,978,864	$(65,029,690)
Service Class
Shares sold	1,507,053	1,246,174	$51,724,215	$45,087,196
Issued in exchange for the shares of VIP Growth Strategies Portfolio	2,365	–	83,060	–
Reinvestment of distributions	2,283,479	437,179	76,134,774	15,594,096
Shares redeemed	(2,939,119)	(2,725,033)	(101,018,159)	(98,952,997)
Net increase (decrease)	853,778	(1,041,680)	$26,923,890	$(38,271,705)
Service Class 2
Shares sold	8,545,475	12,121,569	$287,200,999	$436,064,579
Issued in exchange for the shares of VIP Growth Strategies Portfolio	219,579	–	7,566,682	–
Reinvestment of distributions	23,864,809	4,408,382	781,532,948	154,232,287
Shares redeemed	(31,525,458)	(26,657,188)	(1,056,122,491)	(947,962,455)
Net increase (decrease)	1,104,405	(10,127,237)	$20,178,138	$(357,665,589)
Investor Class
Shares sold	1,067,585	1,116,739	$36,914,564	$40,550,127
Issued in exchange for the shares of VIP Growth Strategies Portfolio	1,289,847	–	45,428,423	–

Annual Report	22

	Shares	Shares	Dollars	Dollars
Years ended
December 31,	2015	2014	2015	2014
Reinvestment of distributions	1,843,002	336,975	61,615,801	12,077,260
Shares redeemed	(1,513,170)	(1,012,211)	(51,788,379)	(36,794,057)
Net increase (decrease)	2,687,264	441,503	$92,170,409	$15,833,330

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

13. Merger Information.

On April 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of VIP Growth Strategies Portfolio (“Target Fund”) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees (“The Board”). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund’s net assets of $65,845,845, including securities of $65,918,670 and unrealized appreciation of $3,990,039 were combined with the Fund’s net assets of $9,322,211,254 for total net assets after the acquisition of $9,388,057,099.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net Investment income (loss)	$26,894,205
Total net realized gain (loss)	515,198,842
Total change in net unrealized appreciation (depreciation)	(653,262,046)
Net increase (decrease) in net assets resulting from operations	$(111,168,999)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund’s accompanying Statement of Operations since April 24, 2015.

23	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2016

Annual Report	24

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen

25	Annual Report

Trustees and Officers – continued

by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity®funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity®funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Annual Report	26

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

27	Annual Report

Trustees and Officers – continued

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Annual Report	28

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

29	Annual Report

Trustees and Officers – continued

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Annual Report	30

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

31	Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.

Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Expenses Paid
	Annualized	Beginning	Ending	During Period-B
	Expense	Account Value	Account Value	July 1, 2015
	Ratio-A	July 1, 2015	December 31, 2015	to December 31, 2015
Initial Class	.63%
Actual		$1,000.00	$936.90	$3.08
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$936.50	$3.56
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$936.10	$4.29
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$936.70	$3.47
Hypothetical-C		$1,000.00	$1,021.63	$3.62

A	Annualized expense ratio reflects expenses net of applicable fee waivers.
B	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
C	5% return per year before expenses

Annual Report	32

Distributions (Unaudited)

The Board of Trustees of VIP Growth Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	04/21/15	04/21/15	$1.272
Service Class	04/21/15	04/21/15	$1.272
Service Class 2	04/21/15	04/21/15	$1.272
Investor Class	04/21/15	04/21/15	$1.272

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/16	02/05/16	$1.983
Service Class	02/05/16	02/05/16	$1.983
Service Class 2	02/05/16	02/05/16	$1.983
Investor Class	02/05/16	02/05/16	$1.983

VIP Growth Strategies Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended April 24, 2015 $5,514,443, or, if subsequently determined to be different, the net capital gain of such year.

VIP Mid Cap Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $495,935,518, or, if subsequently determined to be different, the net capital gain of such year.

VIP Mid Cap Portfolio Initial Class, VIP Mid Cap Portfolio Service Class, VIP Mid Cap Portfolio Service Class 2, and VIP Mid Cap Portfolio Investor Class designate 100% of the dividends distributed in December 2015, as qualifying for the dividends-received deduction for corporate shareholders.

33	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information

Annual Report	34

and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity’s target date product line to increase investors’ probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity’s money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

35	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Mid Cap Portfolio

The Board has discussed with FMR the fund’s underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund’s underperformance. The Board noted that the fund’s performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report	36

VIP Mid Cap Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the “group fee” component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a speci-fied period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of

37	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity’s group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Annual Report	38

VIPMID-ANN-0216

1.735273.116

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
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voyainvestments.com
VPAR-VYFID         (1215-021716)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $872,625 for year ended December 31, 2015 and $896,000 for year ended December 31, 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $111,100 for year ended December 31, 2015 and $110,850 for year ended December 31, 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $231,398 in the year ended December 31, 2015 and $216,300 in the year ended December 31, 2014. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2015 and $13,654 in the year ended December 31, 2014.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 20, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2015 through December 31, 2015

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:	January 1, 2015 to December 31, 2015

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2015 and December 31, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2015	2014
Voya Partners, Inc.	$342,498	$340,804
Voya Investments, LLC (1)	$145,625	$184,250

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, and including the portfolios of investments of VY® Fidelity® VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio, VY® Fidelity® VIP Mid Cap Portfolio, Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2016

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.4%
			Australia: 0.3%
	703,000		BHP Billiton Finance USA Ltd., 5.000%, 09/30/43	639,322	0.3

			Canada: 0.1%
	324,000		Goldcorp, Inc., 3.700%, 03/15/23	296,402	0.1

			Cayman Islands: 0.2%
	601,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	576,264	0.2

			France: 1.0%
	294,000		BPCE SA, 2.500%, 12/10/18	296,739	0.1
	287,000	#	BPCE SA, 5.150%, 07/21/24	289,941	0.1
	456,000	#	Electricite de France SA, 2.350%, 10/13/20	449,495	0.2
	940,000	#	Numericable Group SA, 6.000%, 05/15/22	914,150	0.4
	433,000	#	Societe Generale SA, 5.625%, 11/24/45	415,996	0.2
				2,366,321	1.0

			Germany: 0.3%
	730,000		Deutsche Bank AG/London, 1.875%, 02/13/18	724,145	0.3

			Guernsey: 0.3%
	716,000	#	Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	709,983	0.3

			Ireland: 0.3%
	706,000	#	GE Capital International Funding Co., 4.418%, 11/15/35	722,145	0.3

			Italy: 0.1%
	286,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	294,766	0.1

			Japan: 0.4%
	790,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	779,818	0.3
	200,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	195,975	0.1
				975,793	0.4

			Luxembourg: 0.3%
	690,000		Actavis Funding SCS, 2.350%, 03/12/18	691,193	0.3

			Mexico: 0.0%
MXN	1,007,437	±	Banco Invex S.A., 6.450%, 03/13/34	–	–
MXN	196,402		JPMorgan Hipotecaria su Casita, 6.100%, 09/25/35	11,996	0.0
				11,996	0.0

			Netherlands: 1.0%
	200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	205,500	0.1
	269,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	293,026	0.1
	340,000		Shell International Finance BV, 1.625%, 11/10/18	338,415	0.2
	690,000		Shell International Finance BV, 3.250%, 05/11/25	675,072	0.3
	800,000	#	Siemens Financieringsmaatschappij NV, 2.900%, 05/27/22	801,362	0.3
				2,313,375	1.0

			Norway: 0.2%
	380,000		Statoil ASA, 2.450%, 01/17/23	360,946	0.2

			Sweden: 0.4%
	298,000	#	Nordea Bank AB, 5.500%, 09/29/49	297,627	0.1
	670,000	#	Swedbank AB, 2.200%, 03/04/20	662,817	0.3
				960,444	0.4

			Switzerland: 0.3%
	400,000	#	Credit Suisse AG, 6.500%, 08/08/23	431,920	0.2
	250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	285,376	0.1
				717,296	0.3

			United Kingdom: 0.8%
	1,002,000		Abbey National Treasury Services PLC/United Kingdom, 2.375%, 03/16/20	1,001,679	0.5
	283,000		Aon PLC, 2.800%, 03/15/21	282,280	0.1
	280,000		AstraZeneca PLC, 2.375%, 11/16/20	278,424	0.1
	265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	282,949	0.1
				1,845,332	0.8

			United States: 18.4%
	424,000		21st Century Fox America, Inc., 4.500%, 02/15/21	456,969	0.2
	338,000		21st Century Fox America, Inc., 5.400%, 10/01/43	353,084	0.1
	616,000		AbbVie, Inc., 2.500%, 05/14/20	610,535	0.3
	80,000		Albemarle Corp., 3.000%, 12/01/19	78,566	0.0
	570,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	544,350	0.2
	638,000		Amsurg Corp., 5.625%, 07/15/22	634,012	0.3
	1,050,000		Apple Inc., 1.000%, 05/03/18	1,042,112	0.4
	710,000		Apple, Inc., 3.200%, 05/13/25	719,891	0.3

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
295,000		AT&T, Inc., 3.000%, 06/30/22	287,386	0.1
368,000		Bank of America Corp., 3.300%, 01/11/23	363,399	0.2
458,000		Bank of America Corp., 4.100%, 07/24/23	474,523	0.2
309,000		Bank of America Corp., 4.000%, 04/01/24	316,736	0.1
1,309,000		Barrick North America Finance LLC, 5.750%, 05/01/43	949,444	0.4
65,000	#	Building Materials Corp. of America, 6.000%, 10/15/25	66,625	0.0
540,000	#	Calpine Corp., 6.000%, 01/15/22	560,083	0.2
395,000		CBRE Services, Inc., 5.250%, 03/15/25	400,863	0.2
216,000		CBS Corp., 3.700%, 08/15/24	210,558	0.1
689,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	691,584	0.3
472,000	#	CCO Safari II LLC, 4.464%, 07/23/22	470,887	0.2
501,000		Celgene Corp., 4.000%, 08/15/23	515,276	0.2
290,000		Chevron Corp., 2.419%, 11/17/20	288,755	0.1
382,000		Citigroup, Inc., 4.000%, 08/05/24	379,272	0.2
469,000		Citigroup, Inc., 5.500%, 09/13/25	510,400	0.2
758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	746,657	0.3
262,000		ConocoPhillips Co., 4.300%, 11/15/44	218,211	0.1
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	495,925	0.2
777,000		CVS Health Corp., 2.800%, 07/20/20	781,628	0.3
789,000		Devon Energy Corp., 5.600%, 07/15/41	597,681	0.3
299,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	279,538	0.1
442,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	503,802	0.2
277,000		Eastman Chemical Co., 2.700%, 01/15/20	274,636	0.1
545,000		Eaton Corp., 4.150%, 11/02/42	504,427	0.2
523,000		eBay, Inc., 2.600%, 07/15/22	487,733	0.2
105,000		Emerson Electric Co., 2.625%, 12/01/21	104,422	0.0
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	916,282	0.4
558,000		Entergy Corp., 5.125%, 09/15/20	600,440	0.3
539,000		Fifth Third Bancorp, 8.250%, 03/01/38	754,506	0.3
532,000		FirstEnergy Corp., 4.250%, 03/15/23	542,346	0.2
478,000		General Dynamics Corp., 2.250%, 11/15/22	460,298	0.2
205,000		General Electric Capital Corp., 6.750%, 03/15/32	268,290	0.1
200,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	194,443	0.1
255,000	#	Glencore Funding LLC, 2.500%, 01/15/19	213,074	0.1
627,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	694,402	0.3
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	749,207	0.3
721,000		HCP, Inc., 4.250%, 11/15/23	723,235	0.3
436,000	#	Kraft Heinz Foods Co., 3.950%, 07/15/25	441,071	0.2
258,000	#	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	257,903	0.1
194,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	194,057	0.1
570,000		Huntington National Bank, 2.200%, 11/06/18	568,886	0.2
294,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	294,549	0.1
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,180,852	0.5
570,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	518,700	0.2
384,000		JM Smucker Co/The, 3.000%, 03/15/22	382,615	0.2
362,000		JPMorgan Chase & Co., 1.625%, 05/15/18	359,462	0.2
478,000		JPMorgan Chase & Co., 6.000%, 12/29/49	478,528	0.2
50	#	Kern River Funding Corp., 4.893%, 04/30/18	52	0.0
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	189,316	0.1
127,000		Kohls Corp., 4.750%, 12/15/23	129,886	0.1
218,000		Lockheed Martin Corp., 3.100%, 01/15/23	218,220	0.1
375,000		Medtronic, Inc., 3.150%, 03/15/22	379,476	0.2
393,000		Medtronic, Inc., 3.500%, 03/15/25	398,119	0.2
700,000		Microsoft Corp., 2.000%, 11/03/20	700,748	0.3
372,000		Morgan Stanley, 3.750%, 02/25/23	381,862	0.2
587,000		Morgan Stanley, 3.875%, 04/29/24	599,485	0.3
618,000		Morgan Stanley, 4.100%, 05/22/23	625,745	0.3
240,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	245,700	0.1
1,048,000		Mylan, Inc., 2.600%, 06/24/18	1,040,672	0.4
625,000		Netflix, Inc., 5.750%, 03/01/24	645,312	0.3
438,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	423,081	0.2
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	380,379	0.2
504,000		Oracle Corp., 2.950%, 05/15/25	492,681	0.2

2

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
110,000	#,L	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	111,856	0.0
568,000		Philip Morris International, Inc., 4.250%, 11/10/44	550,046	0.2
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	242,740	0.1
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	252,468	0.1
272,000		Reynolds American, Inc., 6.150%, 09/15/43	309,371	0.1
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	494,675	0.2
585,000	#	Sanmina Corp., 4.375%, 06/01/19	589,387	0.2
117,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	115,216	0.0
676,000		St Jude Medical, Inc., 2.500%, 01/15/16	676,247	0.3
570,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	578,550	0.2
104,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	90,149	0.0
445,000		Synchrony Financial, 4.250%, 08/15/24	439,811	0.2
585,000		Tenet Healthcare Corp., 6.000%, 10/01/20	618,637	0.3
272,000		Time Warner Cable, Inc., 5.875%, 11/15/40	258,529	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	550,744	0.2
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	496,162	0.2
270,000		Verizon Communications, Inc., 5.012%, 08/21/54	248,161	0.1
1,071,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,179,388	0.5
272,000		Verizon Communications, Inc., 6.550%, 09/15/43	324,036	0.1
600,000		Visa, Inc., 3.150%, 12/14/25	602,017	0.3
599,000		Wells Fargo & Co., 4.100%, 06/03/26	605,452	0.3
514,000		Wells Fargo & Co., 2.550%, 12/07/20	511,775	0.2
455,000		Xerox Corp., 2.750%, 09/01/20	429,234	0.2
			43,838,501	18.4

	Total Corporate Bonds/Notes
	(Cost $59,095,482)		58,044,224	24.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
		United States: 15.3%
648,495		Adjustable Rate Mortgage Trust 2006-2, 2.843%, 05/25/36	606,220	0.2
473,485		Alternative Loan Trust 2005-51 3A2A, 1.547%, 11/20/35	403,160	0.2
125,299		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	107,144	0.0
443,396		American Home Mortgage Assets Trust 2006-3 2A11, 1.197%, 10/25/46	318,119	0.1
372,735		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	375,179	0.2
810,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.558%, 06/10/49	821,840	0.3
700,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.558%, 06/10/49	692,564	0.3
540,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.809%, 02/10/51	548,288	0.2
868,241		Banc of America Funding Corp., 5.500%, 02/25/35	877,970	0.4
1,130,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.402%, 07/10/42	1,131,340	0.5
8,020,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	404,674	0.2
574,250		Bear Stearns ALT-A Trust 2005-10 22A1, 2.608%, 01/25/36	497,575	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	472,894	0.2
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.177%, 10/12/42	499,444	0.2
140,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.620%, 04/12/38	140,131	0.1
497,440	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	524,998	0.2
431,966		ChaseFlex Trust Series 2006-2 A3, 5.053%, 09/25/36	379,358	0.2
240,000	#	Citigroup Commercial Mortgage Trust 2012-GC8 D, 4.877%, 09/10/45	230,804	0.1
234,440		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 2.800%, 05/25/35	233,810	0.1
572,340		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	517,793	0.2
680,000	#	COMM 2004-LNB2 H Mortgage Trust H, 6.067%, 03/10/39	735,082	0.3
10,774,658	#,^	COMM 2012 - LTRT XA Mortgage Trust, 1.060%, 10/05/30	554,782	0.2
3,951,125	^	COMM 2012-CCRE1 XA Mortgage Trust, 2.080%, 05/15/45	341,884	0.1

3

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
2,953,092	^	COMM 2013-LC6 XA Mortgage Trust, 1.742%, 01/10/46	202,419	0.1
4,401,334	^	COMM 2014-CCRE17 XA Mortgage Trust, 1.191%, 05/10/47	277,262	0.1
225,478	^	Commercial Mortgage Pass Through Certificates, 1.394%, 04/10/47	15,973	0.0
480,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.047%, 06/10/36	486,719	0.2
92,190		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.922%, 11/25/35	58,598	0.0
145,652		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 11/25/35	144,973	0.1
158,977		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 09/25/35	157,338	0.1
23,937	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	23,907	0.0
372,029	#	Credit Suisse Mortgage Capital Certificates 2009-3R 30A1, 2.380%, 07/27/37	373,279	0.2
3,057,972	#,^	DBUBS 2011-LC1 XA Mortgage Trust, 1.127%, 11/10/46	64,549	0.0
55,972	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.922%, 01/27/37	108,191	0.0
320,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.322%, 07/25/24	292,351	0.1
1,780,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 M2, 5.322%, 11/25/24	1,815,618	0.8
9,289,095	^	Freddie Mac Series K704 X1, 1.966%, 08/25/18	403,600	0.2
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 4.972%, 10/25/24	1,092,614	0.5
340,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.172%, 10/25/24	341,716	0.1
180,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3, 4.572%, 01/25/25	177,674	0.1
200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.622%, 03/25/25	199,583	0.1
220,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.222%, 03/25/25	212,401	0.1
44,040,460	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	208,708	0.1
24,529	#	GE Capital Commercial Mortgage Series 2005-C2, 5.464%, 05/10/43	24,508	0.0
346,486		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.632%, 04/25/36	262,111	0.1
290,000		GS Mortgage Securities Trust 2006-GG6 D, 5.666%, 04/10/38	289,738	0.1
110,000		GS Mortgage Securities Trust 2006-GG6, 5.666%, 04/10/38	109,913	0.0
143,453		GSR Mortgage Loan Trust, 2.793%, 09/25/35	144,926	0.1
194,385		HomeBanc Mortgage Trust 2006-2 A1, 0.602%, 12/25/36	172,745	0.1
906,028		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.632%, 04/25/46	703,412	0.3
500,000		JP Morgan Chase Commercial Mortgage Securities Corp. 2006-LDP8 B, 5.520%, 05/15/45	501,405	0.2
2,940,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.356%, 12/15/47	62,454	0.0
372,842	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.482%, 10/15/37	372,511	0.2
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.366%, 06/12/41	262,585	0.1
60,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8, 5.549%, 05/15/45	60,002	0.0
8,495,255	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.746%, 06/15/45	534,773	0.2
720,699		JP Morgan Mortgage Trust 2005-A4 B1, 2.535%, 07/25/35	642,431	0.3
180,450		JPMorgan Mortgage Trust, 2.685%, 07/25/35	179,233	0.1
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	383,365	0.2
780,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.840%, 06/15/38	788,833	0.3
260,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.840%, 06/15/38	259,021	0.1
360,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR14, 5.990%, 09/15/39	364,214	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR15, 5.990%, 09/15/39	151,295	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6 JR16, 5.990%, 09/15/39	149,893	0.1
217,916		Lehman XS Trust Series 2005-5N 1A2, 0.782%, 11/25/35	173,675	0.1
451,487		Lehman XS Trust Series 2006-14N 2A, 0.622%, 09/25/46	362,442	0.1

4

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
			United States: (continued)
	197,599		MASTR Adjustable Rate Mortgages Trust, 2.751%, 04/25/36	191,149	0.1
	360,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL E, 6.750%, 11/15/26	390,528	0.2
	210,000		Merrill Lynch Mortgage Trust 2006-C2 AJ, 5.802%, 08/12/43	209,947	0.1
	130,000		Merrill Lynch Mortgage Trust, 5.666%, 05/12/39	129,715	0.1
	570,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.438%, 09/15/47	601,725	0.2
	460,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.438%, 09/15/47	474,475	0.2
	865,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.438%, 09/15/47	942,112	0.4
	290,000	#	Morgan Stanley Re-REMIC Trust, 0.250%, 07/27/49	263,407	0.1
	216,789	#	N-Star Real Estate CDO Ltd. 2013-1A A, 2.272%, 08/25/29	216,724	0.1
	269,940		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.632%, 04/25/36	234,617	0.1
	590,000		Opteum Mortgage Acceptance Corp. Trust 2006-1, 0.722%, 04/25/36	487,997	0.2
	4,075		Residential Accredit Loans, Inc., 3.156%, 04/25/35	379	0.0
	560,183	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	573,734	0.2
	6,596,150	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.089%, 08/10/49	609,844	0.3
	380,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C22, 5.565%, 12/15/44	378,951	0.2
	130,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C23, 5.625%, 01/15/45	129,703	0.1
	190,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.767%, 05/15/43	191,011	0.1
	82,924		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.431%, 10/25/36	74,743	0.0
	1,340,522		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.824%, 12/25/36	1,222,973	0.5
	317,242		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.397%, 08/25/46	273,905	0.1
	606,111		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.300%, 12/25/36	529,517	0.2
	168,836		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 1.972%, 04/25/37	144,019	0.1
	192,181		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.522%, 12/25/36	128,158	0.0
	235,961		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.852%, 06/25/37	171,912	0.1
	6,019,310	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.061%, 10/15/45	528,387	0.2
	593,448		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 2.740%, 08/25/35	587,915	0.2
	441,598		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 2.733%, 10/25/36	421,597	0.2
	95,247		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 2.733%, 10/25/36	90,933	0.0
	510,545		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 2.738%, 05/25/36	487,425	0.2
	467,771		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.808%, 04/25/36	455,201	0.2
	101,727		Wells Fargo Mortgage-Backed Securities Trust, 2.753%, 02/25/34	103,013	0.0
	2,962,718	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.164%, 08/15/45	246,975	0.1

		Total Collateralized Mortgage Obligations
		(Cost $36,418,133)		36,520,702	15.3

STRUCTURED PRODUCTS: 0.0%
			Russia: 0.0%
RUB	6,309,181		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 4.390%, 08/22/34	38,156	0.0

		Total Structured Products
		(Cost $224,649)		38,156	0.0

U.S. TREASURY OBLIGATIONS: 6.9%
			U.S. Treasury Bonds: 1.7%
	1,951,000		2.875%, due 08/15/45	1,891,631	0.8
	2,269,000	L	2.250%, due 11/15/25	2,264,145	0.9
				4,155,776	1.7

			U.S. Treasury Notes: 5.2%
	6,083,700	L	0.875%, due 11/30/17	6,067,158	2.6
	1,890,000		1.250%, due 12/15/18	1,886,379	0.8
	1,931,000		1.750%, due 12/31/20	1,929,824	0.8

5

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
			U.S. Treasury Notes: (continued)
	2,438,000		2.000%, due 11/30/22	2,424,981	1.0
				12,308,342	5.2

		Total U.S. Treasury Obligations
		(Cost $16,476,858)		16,464,118	6.9

FOREIGN GOVERNMENT BONDS: 6.6%
			Austria: 1.5%
EUR	3,000,000	#	Austria Government Bond, 1.650%, 10/21/24	3,520,257	1.5

			Brazil: 0.2%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	421,191	0.2

			Germany: 0.4%
EUR	10,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	12,255	0.0
EUR	140,000		Bundesschatzanweisungen, -0.330%, 09/15/17	153,017	0.0
EUR	830,000		Bundesschatzanweisungen, -0.350%, 06/16/17	906,645	0.4
				1,071,917	0.4

			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	62,541	0.0

			Spain: 4.5%
EUR	7,300,000	#	Spain Government Bond, 1.600%, 04/30/25	7,891,619	3.3
EUR	2,340,000	#	Spain Government Bond, 2.750%, 10/31/24	2,776,457	1.2
				10,668,076	4.5

		Total Foreign Government Bonds
		(Cost $16,459,970)		15,743,982	6.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.4%
			Federal Home Loan Mortgage Corporation: 8.4%##
	1,391,000	W	0.010%, due 12/15/42	1,388,811	0.6
	41,017		0.781%, due 02/15/29	41,481	0.0
	14,237		0.831%, due 03/15/32	14,422	0.0
	56,612		0.831%, due 01/15/33	57,178	0.0
	21,275		1.281%, due 08/15/31	21,910	0.0
	11,681		1.281%, due 02/15/32	12,038	0.0
	12,515		1.331%, due 02/15/32	12,846	0.0
	12,201		1.331%, due 02/15/32	12,524	0.0
	17,513		1.331%, due 03/15/32	17,981	0.0
	1,469,601		3.000%, due 04/01/45	1,469,230	0.6
	1,436,597		3.000%, due 04/01/45	1,436,680	0.6
	532,968		3.000%, due 09/01/45	532,689	0.2
	1,984,000	W	3.500%, due 07/15/41	2,042,454	0.9
	974,746	^	4.000%, due 02/15/43	182,898	0.1
	15,332,354	^	4.000%, due 04/15/43	2,766,503	1.2
	1,013,671		4.000%, due 09/01/45	1,072,155	0.5
	352,259		4.000%, due 09/01/45	372,583	0.2
	482,806		4.000%, due 09/01/45	511,035	0.2
	252,191		4.000%, due 09/01/45	266,780	0.1
	312,663		4.000%, due 09/01/45	330,774	0.1
	195,015		4.000%, due 09/01/45	206,417	0.1
	1,245,288		4.000%, due 10/01/45	1,317,136	0.6
	5,710,031	^	4.120%, due 05/15/36	567,133	0.2
	5,444		5.000%, due 01/01/20	5,743	0.0
	23,424		5.000%, due 02/01/20	24,720	0.0
	184,115		5.000%, due 09/15/23	197,216	0.1
	702,924		5.000%, due 02/15/34	774,384	0.3
	628,082		5.000%, due 11/15/34	688,083	0.3
	18,991		5.000%, due 12/01/34	21,059	0.0
	10,457		5.500%, due 01/01/18	10,793	0.0
	2,321,284	^	5.620%, due 10/15/36	336,835	0.2
	5,988,929	^	5.670%, due 05/15/36	533,507	0.2
	4,882,986	^	5.670%, due 01/15/39	662,073	0.3
	5,126,356	^	5.720%, due 07/15/40	734,137	0.3
	128,670	^	5.820%, due 07/15/35	21,868	0.0
	2,474,601	^	5.920%, due 11/15/32	445,522	0.2
	6,248		6.000%, due 05/15/17	6,419	0.0
	54,206		6.000%, due 02/01/34	61,664	0.0
	1,130,015	^	6.270%, due 08/15/28	85,505	0.0
	1,971		6.500%, due 04/01/18	2,014	0.0
	13,676		6.500%, due 02/01/22	15,583	0.0
	17,576		6.500%, due 09/01/22	20,027	0.0
	53,406		6.500%, due 04/15/28	59,015	0.0
	11,228		6.500%, due 06/15/31	12,457	0.0
	89,746		6.500%, due 02/15/32	102,570	0.1
	65,233		6.500%, due 06/15/32	74,231	0.0
	5,017		6.500%, due 08/01/32	5,852	0.0
	7,443		6.500%, due 07/01/34	8,484	0.0
	10,612		6.500%, due 07/01/34	12,097	0.0
	54,043		6.750%, due 02/15/24	59,355	0.0
	95,691		7.000%, due 09/15/26	106,667	0.1
	16,151	^	7.000%, due 03/15/28	3,917	0.0
	89,442	^	7.000%, due 04/15/28	21,846	0.0
	149,607	^	7.320%, due 03/15/29	32,978	0.0
	140,691	^	7.370%, due 03/15/29	26,282	0.0
	81,774		7.500%, due 09/15/22	90,141	0.0
	98,665		8.000%, due 05/15/35	113,017	0.1
	203,998	^	8.620%, due 08/15/29	51,470	0.0
	8,094		23.172%, due 06/15/34	8,914	0.0
	27,180		23.538%, due 08/15/35	40,790	0.0
				20,130,893	8.4

			Federal National Mortgage Association: 9.4%##
	8,191		0.822%, due 11/25/33	8,246	0.0
	8,830		0.860%, due 10/18/32	8,956	0.0
	4,086		1.422%, due 04/25/32	4,200	0.0
	13,277		1.422%, due 04/25/32	13,647	0.0
	39,624		1.422%, due 09/25/32	40,696	0.0
	39,630		1.422%, due 12/25/32	40,701	0.0
	292,011		2.491%, due 10/01/36	309,078	0.1
	468,000	W	2.500%, due 01/15/28	471,736	0.2
	142,784		2.500%, due 06/01/30	144,123	0.1
	95,078		2.500%, due 06/01/30	95,970	0.0
	57,503		2.500%, due 07/01/30	58,042	0.0
	2,296,836	^	3.000%, due 06/25/33	341,142	0.2
	1,501,000	W	3.000%, due 09/25/42	1,501,131	0.6
	1,054,078		3.000%, due 07/01/43	1,056,605	0.5
	3,660,333		3.000%, due 07/01/43	3,691,539	1.6
	1,214,246	^	3.500%, due 08/25/33	161,769	0.1
	747,151	^	3.500%, due 08/25/43	146,819	0.1
	2,036,117	^	3.628%, due 02/25/37	29,393	0.0
	302,000	W	4.000%, due 08/25/40	319,592	0.1
	2,274,687	^	4.000%, due 06/25/42	389,065	0.2
	144,111		4.500%, due 08/25/25	152,571	0.1
	3,483,043		4.500%, due 05/01/44	3,763,414	1.6
	1,771,499	^	5.000%, due 05/25/18	64,603	0.0
	262,994		5.000%, due 07/25/40	277,533	0.1
	127,390		5.000%, due 06/01/41	140,749	0.1
	15,268		5.500%, due 09/01/19	15,983	0.0
	13,934		5.500%, due 09/01/19	14,656	0.0
	44,041		5.500%, due 09/01/24	49,063	0.0
	69,935	^	5.500%, due 07/25/33	14,813	0.0
	28,838	^	5.500%, due 06/01/35	6,133	0.0
	3,070,054	^	5.518%, due 01/25/38	546,945	0.2

6

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
5,322,507	^	5.528%, due 09/25/41	834,013	0.4
4,679,380	^	5.558%, due 11/25/41	752,111	0.3
3,322,672	^	5.678%, due 01/25/43	778,870	0.3
4,632		6.000%, due 03/25/17	4,740	0.0
10,711		6.000%, due 06/01/17	10,967	0.0
9,042		6.000%, due 05/01/21	9,586	0.0
29,660		6.000%, due 01/25/32	33,693	0.0
129,370	^	6.000%, due 12/01/32	28,904	0.0
55,222	^	6.000%, due 02/01/33	10,814	0.0
53,917	^	6.000%, due 03/01/33	12,426	0.0
64,743	^	6.000%, due 03/01/33	14,652	0.0
162,733		6.000%, due 11/01/34	184,966	0.1
250,541		6.000%, due 04/01/35	284,926	0.1
30,744	^	6.000%, due 09/01/35	6,142	0.0
4,292,968	^	6.028%, due 02/25/42	655,617	0.3
139,634	^	6.118%, due 06/25/37	22,918	0.0
1,896,717	^	6.128%, due 09/25/37	337,146	0.2
4,891,308	^	6.138%, due 06/25/41	923,544	0.4
437,122	^	6.148%, due 06/25/36	78,145	0.0
25,034	^	6.328%, due 05/25/35	4,627	0.0
21,265		6.500%, due 04/25/29	24,309	0.0
30,479		6.500%, due 11/25/29	34,589	0.0
110,155		6.500%, due 12/01/29	125,991	0.1
35,379		6.500%, due 10/25/31	39,229	0.0
222,841	^	6.500%, due 02/01/32	51,916	0.0
33,795		6.500%, due 04/25/32	38,105	0.0
45,588		6.500%, due 01/01/34	52,329	0.0
35,618	^	6.678%, due 06/25/23	4,129	0.0
129,219	^	6.808%, due 09/25/36	23,585	0.0
91		7.000%, due 11/01/17	91	0.0
39,415	^	7.000%, due 02/01/28	9,073	0.0
49,406	^	7.000%, due 03/25/33	14,013	0.0
1,117		7.000%, due 04/01/33	1,283	0.0
40,106	^	7.000%, due 04/25/33	10,538	0.0
210,181	^	7.128%, due 10/25/33	39,458	0.0
85,885	^	7.208%, due 03/25/23	2,810	0.0
137,173	^	7.328%, due 07/25/31	31,463	0.0
75,951	^	7.328%, due 02/25/32	15,068	0.0
54,587	^	7.500%, due 01/01/24	11,000	0.0
31,841		7.500%, due 09/01/32	39,481	0.0
77,249		7.500%, due 01/01/33	91,907	0.0
47,634	^	7.528%, due 07/25/32	10,653	0.0
1,559,579	^	7.640%, due 12/18/32	337,729	0.2
240,912		8.000%, due 05/25/43	268,125	0.1
163,781		22.288%, due 10/25/35	283,095	0.1
122,747		22.314%, due 07/25/35	203,492	0.1
76,724		22.653%, due 06/25/36	118,800	0.1
248,774		22.863%, due 10/25/40	576,972	0.3
26,820		23.021%, due 03/25/36	41,158	0.0
54,450		26.305%, due 04/25/35	92,469	0.0
493,825		31.342%, due 11/25/36	879,560	0.4
			22,340,140	9.4

		Government National Mortgage Association: 1.6%
280,000	W	3.500%, due 11/20/41	291,222	0.1
212,995		3.500%, due 06/20/45	222,431	0.1
8,387,827	^	4.000%, due 04/20/38	625,699	0.3
70,368		5.000%, due 04/15/34	78,461	0.0
4,487,951	^	5.448%, due 06/20/40	691,166	0.3
2,685,503	^	6.356%, due 07/16/41	518,858	0.2
24,496		6.500%, due 02/20/35	29,062	0.0
251,201		8.000%, due 02/16/30	289,670	0.1
687,827		20.745%, due 03/20/37	1,073,844	0.5
			3,820,413	1.6

	Total U.S. Government Agency Obligations
	(Cost $45,019,750)		46,291,446	19.4

ASSET-BACKED SECURITIES: 3.1%
		Cayman Islands: 2.5%
740,000	#	ARES XII CLO Ltd., 2.393%, 11/25/20	726,579	0.3
463,461	#	Black Diamond CLO 2005-1A C, 1.340%, 06/20/17	462,136	0.2
1,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.216%, 03/17/21	964,181	0.4
1,000,000	#	ColumbusNova CLO IV Ltd. 2007-2A C, 2.571%, 10/15/21	986,331	0.4
1,300,000	#	Madison Park Funding Ltd. 2007-6A C, 1.320%, 07/26/21	1,233,580	0.5
1,550,000	#	Muir Grove CLO Ltd. 2007-1A B, 2.320%, 03/25/20	1,501,834	0.7
			5,874,641	2.5

		United States: 0.6%
446,977	+	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.342%, 03/25/36	321,937	0.1
711,903		First Franklin Mortgage Loan Trust 2006-FF5, 0.582%, 04/25/36	600,697	0.2
690,691		Securitized Asset Backed Receivables LLC Trust 2006-NC2 A3, 0.662%, 03/25/36	610,254	0.3
			1,532,888	0.6

	Total Asset-Backed Securities
	(Cost $7,465,751)		7,407,529	3.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		United States: 0.0%
43,083	@,L	American Media, Inc.	–	–
4,988	@	Resolute Forest Products	37,759	0.0
102		WestRock Co.	4,653	0.0

		Total Common Stock
		(Cost $1,304,494)	42,412	0.0

MUTUAL FUNDS: 22.7%
		United States: 22.7%
1,082,430		Voya Emerging Markets Corporate Debt Fund - Class P	10,077,423	4.3
1,688,653		Voya Emerging Markets Hard Currency Debt Fund - Class P	15,265,422	6.4
2,919,202		Voya Emerging Markets Local Currency Debt Fund - Class P	20,054,916	8.4
1,136,436		Voya High Yield Bond Fund - Class P	8,523,268	3.6

		Total Mutual Funds
		(Cost $66,383,121)	53,921,029	22.7

		Total Long-Term Investments
		(Cost $248,848,208)	234,473,598	98.4

7

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc: 3.1%
369,116	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $369,128, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $376,511, due 02/29/16-02/15/45)	369,116	0.2
1,753,606	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,753,671, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,788,678, due 01/15/16-04/01/51)	1,753,606	0.7
1,753,606	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,753,666, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,788,678, due 11/15/42-02/20/45)	1,753,606	0.7
1,753,606	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,753,677, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,788,678, due 03/31/21-02/15/44)	1,753,606	0.8
1,753,606	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,753,669, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,788,678, due 01/15/16-10/20/65)	1,753,606	0.7
		7,383,540	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
4,639,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $4,639,000)	4,639,000	1.9

	Total Short-Term Investments
	(Cost $12,022,540)	12,022,540	5.0

	Total Investments in Securities (Cost $260,870,748)	$246,496,138	103.4
	Liabilities in Excess of Other Assets	(8,214,217)	(3.4)
	Net Assets	$238,281,921	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $260,618,207.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,288,346
Gross Unrealized Depreciation	(17,410,415)

Net Unrealized Depreciation	$(14,122,069)

8

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 8.3%
13,609		Advance Auto Parts, Inc.	2,048,291	0.7
16,899		Carnival Corp.	920,657	0.3
5,505	@	Cavco Industries, Inc.	458,622	0.2
33,875	@	Century Communities, Inc.	599,926	0.2
87,263		ClubCorp Holdings, Inc.	1,594,295	0.6
48,522		CST Brands, Inc.	1,899,151	0.7
19,652		Culp, Inc.	500,536	0.2
23,894		Destination Maternity Corp.	208,356	0.1
28,006	@	Entercom Communications Corp.	314,507	0.1
170,384		Entravision Communications Corp.	1,313,661	0.5
38,124	@	Honda Motor Co., Ltd. ADR	1,217,299	0.4
6,937		Lowe's Cos, Inc.	527,489	0.2
31,727	@	Malibu Boats, Inc.	519,371	0.2
18,671	@	MarineMax, Inc.	343,920	0.1
53,278		Mattel, Inc.	1,447,563	0.5
17,870	@	MCBC Holdings, Inc.	244,819	0.1
10,564	L	Nexstar Broadcasting Group, Inc.	620,107	0.2
23,334	L	Peak Resorts, Inc.	140,237	0.0
17,688		Penske Auto Group, Inc.	748,910	0.3
80,130		Pulte Group, Inc.	1,427,917	0.5
11,489		Ralph Lauren Corp.	1,280,794	0.4
13,519		Red Robin Gourmet Burgers, Inc.	834,663	0.3
11,081	@	Stoneridge, Inc.	163,999	0.0
10,437		Target Corp.	757,831	0.3
23,378	@	Thor Industries, Inc.	1,312,675	0.5
23,426		Toll Brothers, Inc.	780,086	0.3
17,078		Tower International, Inc.	487,918	0.2
15,045	@,L	Townsquare Media, Inc.	179,938	0.1
4,557	L	Tupperware Corp.	253,597	0.1
			23,147,135	8.3

		Consumer Staples: 6.2%
64,891		ConAgra Foods, Inc.	2,735,804	1.0
23,562	@,L	Fresh Market, Inc.	551,822	0.2
26,039		General Mills, Inc.	1,501,409	0.6
46,789	@	Inventure Foods, Inc.	332,202	0.1
16,292		JM Smucker Co.	2,009,455	0.7
27,670		Kellogg Co.	1,999,711	0.7
38,182		Mondelez International, Inc.	1,712,081	0.6
153,219		Sysco Corp.	6,281,979	2.3
			17,124,463	6.2

		Energy: 9.6%
30,692	@	Aegean Marine Petroleum Network, Inc.	256,585	0.1
26,126		Anadarko Petroleum Corp.	1,269,201	0.5
42,286		Ardmore Shipping Corp.	537,878	0.2
51,038	@	Cameron International Corp.	3,225,602	1.2
9,272		Carrizo Oil & Gas, Inc.	274,266	0.1
18,589		Cimarex Energy Co.	1,661,485	0.6
8,459		Delek US Holdings, Inc.	208,091	0.1
52,654		Devon Energy Corp.	1,684,928	0.6
9,035	@	Dril-Quip, Inc.	535,143	0.2
54,057		EQT Corp.	2,817,991	1.0
23,761	@	Euronav NV	325,763	0.1
57,435	@	FMC Technologies, Inc.	1,666,189	0.6
45,412	@	Forum Energy Technologies, Inc.	565,834	0.2
32,965	L	Helmerich & Payne, Inc.	1,765,276	0.6
113,080		Imperial Oil Ltd.	3,684,069	1.3
17,190	@	Matrix Service Co.	353,083	0.1
85,072		Noble Energy, Inc.	2,801,421	1.0
38,501		Occidental Petroleum Corp.	2,603,053	0.9
3,548	@	PDC Energy, Inc.	189,392	0.1
35,244		Scorpio Tankers, Inc.	282,657	0.1
			26,707,907	9.6

		Financials: 29.2%
25,044		ACE Ltd.	2,926,391	1.0
16,275		Aflac, Inc.	974,872	0.3
45,186		Allied World Assurance Co. Holdings Ltd.	1,680,467	0.6
15,087		Allstate Corp.	936,752	0.3
13,389		Apollo Commercial Real Estate Finance, Inc.	230,692	0.1
42,526	L	Ares Management L.P.	549,861	0.2
41,074		Armada Hoffler Properties, Inc.	430,456	0.1
27,086	@	Atlas Financial Holdings, Inc.	539,011	0.2
23,316		Bank of Hawaii Corp.	1,466,576	0.5
16,673		Bank of the Ozarks, Inc.	824,647	0.3
37,522		BankUnited, Inc.	1,353,043	0.5
43,283		BB&T Corp.	1,636,530	0.6
11,010		Blackstone Mortgage Trust, Inc.	294,628	0.1
17,134	L	BOK Financial Corp.	1,024,442	0.4
63,815		Boston Private Financial Holdings, Inc.	723,662	0.3
4,227		Boston Properties, Inc.	539,112	0.2
43,501		Brown & Brown, Inc.	1,396,382	0.5
62,206		Campus Crest Communities, Inc.	423,001	0.1
39,281		Capital Bank Financial Corp.	1,256,206	0.4
135,156		Capitol Federal Financial, Inc.	1,697,559	0.6
14,427		CBL & Associates Properties, Inc.	178,462	0.1
17,564		Chatham Lodging Trust	359,711	0.1
24,968		Comerica, Inc.	1,044,411	0.4
49,880		Commerce Bancshares, Inc.	2,121,895	0.8
45,854		Compass Diversified Trust	728,620	0.3
78,361		Corrections Corp. of America	2,075,783	0.7
29,872	L	Cullen/Frost Bankers, Inc.	1,792,320	0.6

9

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
14,759	@	DiamondRock Hospitality Co.	142,424	0.0
10,999	@	Eagle Bancorp, Inc.	555,120	0.2
13,678		Easterly Government Properties, Inc.	234,988	0.1
45,116		Empire State Realty Trust, Inc.	815,246	0.3
19,737		Endurance Specialty Holdings Ltd.	1,262,971	0.4
4,496		EPR Properties	262,791	0.1
21,117	@,L	FCB Financial Holdings, Inc.	755,777	0.3
29,751		First Financial Bankshares, Inc.	897,588	0.3
4,691	@	First NBC Bank Holding Co.	175,396	0.1
36,647		Franklin Resources, Inc.	1,349,343	0.5
18,670		Hatteras Financial Corp.	245,510	0.1
5,958		Healthcare Realty Trust, Inc.	168,731	0.1
19,355		Home Bancshares, Inc.	784,265	0.3
68,379		Host Hotels & Resorts, Inc.	1,048,934	0.4
3,265	@	Infinity Property & Casualty Corp.	268,481	0.1
10,660	@	James River Group Holdings Ltd.	357,536	0.1
35,533		Kite Realty Group Trust	921,371	0.3
40,925		LegacyTexas Financial Group, Inc.	1,023,944	0.4
55,928		Lexington Realty Trust	447,424	0.2
23,138	L	LPL Financial Holdings, Inc.	986,836	0.4
18,723		M&T Bank Corp.	2,268,853	0.8
32,228	@	Markit Ltd.	972,319	0.3
31,430	@	Medical Properties Trust, Inc.	361,759	0.1
21,334		Metlife, Inc.	1,028,512	0.4
28,413		MFA Mortgage Investments, Inc.	187,526	0.1
13,493		New Residential Investment Corp.	164,075	0.1
82,407		Northern Trust Corp.	5,940,721	2.1
25,657		Outfront Media, Inc.	560,092	0.2
18,675		Pennymac Mortgage Investment Trust	284,981	0.1
112,754		Piedmont Office Realty Trust, Inc.	2,128,796	0.8
19,463		PNC Financial Services Group, Inc.	1,855,019	0.7
20,748		ProAssurance Corp.	1,006,900	0.4
23,153		Reinsurance Group of America, Inc.	1,980,739	0.7
11,282		Rexford Industrial Realty, Inc.	184,574	0.1
9,980		RLJ Lodging Trust	215,867	0.1
26,136	L	Rouse Properties, Inc.	380,540	0.1
10,914		Sabra Healthcare REIT, Inc.	220,790	0.1
3,754		ServisFirst Bancshares, Inc.	178,428	0.1
39,731		Southside Bancshares, Inc.	954,339	0.3
23,380		State Street Corp.	1,551,497	0.6
33,471	@	Summit Hotel Properties, Inc.	399,978	0.1
13,088		Sunstone Hotel Investors, Inc.	163,469	0.1
26,886		SunTrust Bank	1,151,796	0.4
16,371		T. Rowe Price Group, Inc.	1,170,363	0.4
21,586	@	Texas Capital Bancshares, Inc.	1,066,780	0.4
15,125		Torchmark Corp.	864,545	0.3
5,599		Travelers Cos., Inc.	631,903	0.2
54,275		Two Harbors Investment Corp.	439,628	0.2
36,430		UMB Financial Corp.	1,695,817	0.6
55,007		Unum Group	1,831,183	0.7
21,338		Urstadt Biddle Properties, Inc.	410,543	0.1
18,836		Validus Holdings Ltd.	871,918	0.3
31,131		Valley National Bancorp.	306,640	0.1
8,066		Washington Real Estate Investment Trust	218,266	0.1
47,740	L	Westamerica Bancorp.	2,231,845	0.8
109,995		Weyerhaeuser Co.	3,297,650	1.2
			81,088,819	29.2

		Health Care: 7.2%
26,172	@	AMN Healthcare Services, Inc.	812,641	0.3
78,058		Baxter International, Inc.	2,977,913	1.1
8,196		Becton Dickinson & Co.	1,262,922	0.4
115,499	@	Boston Scientific Corp.	2,129,802	0.8
26,101	@	Haemonetics Corp.	841,496	0.3
20,352	@	Hanger Orthopedic Group, Inc.	334,790	0.1
48,058	@	LifePoint Hospitals, Inc.	3,527,457	1.3
14,138	@	PharMerica Corp.	494,830	0.2
8,154	@	Providence Service Corp.	382,586	0.1
37,995		Quest Diagnostics, Inc.	2,702,964	1.0
10,438		Utah Medical Products, Inc.	611,040	0.2
37,347		Zimmer Biomet Holdings, Inc.	3,831,429	1.4
			19,909,870	7.2

		Industrials: 13.2%
16,368	@	Actuant Corp.	392,177	0.1
47,468		ADT Corp.	1,565,495	0.6
14,605		Albany International Corp.	533,813	0.2
27,947	@	Babcock & Wilcox Enterprises, Inc.	583,254	0.2
18,781		Brink's Co.	542,020	0.2
19,623		CDI Corp.	132,651	0.0
63,339	@	Clean Harbors, Inc.	2,638,069	0.9
37,215	@	Continental Building Products, Inc.	649,774	0.2
17,465	@	CSW Industrials, Inc.	657,907	0.2
23,764		CSX Corp.	616,676	0.2
13,408		Cubic Corp.	633,528	0.2
21,600	@	DXP Enterprises, Inc.	492,480	0.2
28,998		Dynamic Materials Corp.	202,696	0.1
52,187		Emerson Electric Co.	2,496,104	0.9
13,303	@	EnPro Industries, Inc.	583,204	0.2
14,028		Global Brass & Copper Holdings, Inc.	298,796	0.1
30,043		Graham Corp.	505,323	0.2

10

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
30,631	@	Great Lakes Dredge & Dock Corp.	121,299	0.0
129,705		Heartland Express, Inc.	2,207,579	0.8
1,793		Hubbell, Inc.	181,165	0.1
68,711	@	Innerworkings, Inc.	515,333	0.2
9,187		Kforce, Inc.	232,247	0.1
81,269		Koninklijke Philips NV	2,074,343	0.8
13,636		Marten Transport Ltd.	241,357	0.1
14,143		MSC Industrial Direct Co.	795,827	0.3
21,639		Multi-Color Corp.	1,294,229	0.5
22,629	@	NCI Building Systems, Inc.	280,826	0.1
16,676		On Assignment, Inc.	749,586	0.3
23,528		Oshkosh Corp.	918,533	0.3
13,294		Parker Hannifin Corp.	1,289,252	0.5
48,616	@	PGT, Inc.	553,736	0.2
33,379		Raven Industries, Inc.	520,712	0.2
108,073		Republic Services, Inc.	4,754,131	1.7
9,558		Rockwell Automation, Inc.	980,746	0.3
25,523		Textron, Inc.	1,072,221	0.4
101,849		Tyco International Plc	3,247,965	1.2
9,259		Valmont Industries, Inc.	981,639	0.4
			36,536,693	13.2

		Information Technology: 10.2%
178,792		Applied Materials, Inc.	3,338,047	1.2
20,670	@	AVG Technologies	414,434	0.2
29,725	@	BroadSoft, Inc.	1,051,076	0.4
81,461		Cypress Semiconductor Corp.	799,132	0.3
85,302		EVERTEC, Inc.	1,427,955	0.5
92,119	@	Exar Corp.	564,689	0.2
8,863		Harris Corp.	770,195	0.3
14,179		Ingram Micro, Inc.	430,758	0.2
71,981	@	Keysight Technologies, Inc.	2,039,222	0.7
54,501	@	Kulicke & Soffa Industries, Inc.	636,027	0.2
17,771	L	Lam Research Corp.	1,411,373	0.5
52,949		Maxim Integrated Products	2,012,062	0.7
66,982		Mentor Graphics Corp.	1,233,808	0.5
43,075		Microchip Technology, Inc.	2,004,711	0.7
21,903		Polycom, Inc.	275,759	0.1
30,661		SanDisk Corp.	2,329,929	0.9
34,763	@	Semtech Corp.	657,716	0.2
92,842	@	Silicon Graphics International Corp.	547,768	0.2
30,681		TE Connectivity Ltd.	1,982,299	0.7
93,123		Teradyne, Inc.	1,924,852	0.7
48,936	@	VeriFone Holdings, Inc.	1,371,187	0.5
15,435		Western Digital Corp.	926,872	0.3
			28,149,871	10.2

		Materials: 5.1%
20,151		Bemis Co., Inc.	900,548	0.3
36,472	@	Berry Plastics Group, Inc.	1,319,557	0.5
9,338		Compass Minerals International, Inc.	702,871	0.2
101,785		Graphic Packaging Holding Co.	1,305,902	0.5
17,927		Innophos Holdings, Inc.	519,524	0.2
15,409		Innospec, Inc.	836,863	0.3
45,185		KapStone Paper and Packaging Corp.	1,020,729	0.4
19,361		Minerals Technologies, Inc.	887,895	0.3
25,027		Mosaic Co.	690,495	0.2
67,729	@	Multi Packaging Solutions International Ltd.	1,175,098	0.4
46,862		Nucor Corp.	1,888,539	0.7
42,652		Sonoco Products Co.	1,743,187	0.6
28,051		WestRock Co.	1,279,687	0.5
			14,270,895	5.1

		Telecommunication Services: 0.8%
87,427		CenturyLink, Inc.	2,199,663	0.8

		Utilities: 7.5%
7,703		Allete, Inc.	391,543	0.1
23,921	@	Ameren Corp.	1,034,105	0.4
25,529		Atmos Energy Corp.	1,609,348	0.6
15,360		Consolidated Edison, Inc.	987,187	0.4
50,351		Edison International	2,981,283	1.1
6,100	@	El Paso Electric Co.	234,850	0.1
58,882		Great Plains Energy, Inc.	1,608,067	0.6
33,548		Laclede Group, Inc.	1,993,087	0.7
19,726		NorthWestern Corp.	1,070,136	0.4
58,108		PG&E Corp.	3,090,765	1.1
8,963		South Jersey Industries, Inc.	210,810	0.1
67,718		Westar Energy, Inc.	2,871,920	1.0
71,657		Xcel Energy, Inc.	2,573,203	0.9
			20,656,304	7.5

	Total Common Stock
	(Cost $271,826,090)		269,791,620	97.3

EXCHANGE-TRADED FUNDS: 0.7%
29,327		iShares Russell Midcap Value Index Fund	2,014,178	0.7

	Total Exchange-Traded Funds
	(Cost $2,079,966)		2,014,178	0.7

	Total Long-Term Investments
	(Cost $273,906,056)		271,805,798	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc: 2.8%
382,071	Bank of Nova Scotia, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $382,084, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $389,725, due 02/29/16-02/15/45)	382,071	0.1

11

VY® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,815,157	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $1,815,225, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,851,460, due 01/15/16-04/01/51)	1,815,157	0.7
1,815,157	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,815,219, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $1,851,460, due 11/15/42-02/20/45)	1,815,157	0.7
1,815,157	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,815,231, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,851,461, due 03/31/21-02/15/44)	1,815,157	0.6
1,815,157	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,815,223, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,851,460, due 01/15/16-10/20/65)	1,815,157	0.7
		7,642,699	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
6,773,161	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $6,773,161)	6,773,161	2.4

	Total Short-Term Investments
	(Cost $14,415,860)	14,415,860	5.2

	Total Investments in Securities (Cost $288,321,916)	$286,221,658	103.2
	Liabilities in Excess of Other Assets	(8,822,636)	(3.2)
	Net Assets	$277,399,022	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $291,022,226.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$19,007,337
Gross Unrealized Depreciation	(23,807,905)

Net Unrealized Depreciation	$(4,800,568)

12

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 30.9%
2,790,684	@	AO World PLC	6,422,033	0.8
429,000	@	Bright Horizons Family Solutions, Inc.	28,657,200	3.4
570,000		Choice Hotels International, Inc.	28,733,700	3.4
210,000		ClubCorp Holdings, Inc.	3,836,700	0.4
400,000		Dick's Sporting Goods, Inc.	14,140,000	1.7
230,721		Interval Leisure Group, Inc.	3,601,555	0.4
761,383		Manchester United PLC - Class A	13,560,231	1.6
167,500		Marriott Vacations Worldwide Corp.	9,539,125	1.1
157,000		Morningstar, Inc.	12,624,370	1.5
161,264	@	Nord Anglia Education, Inc.	3,270,434	0.4
66,700	@	Panera Bread Co.	12,991,826	1.5
400,380	@	Penn National Gaming, Inc.	6,414,088	0.7
593,691	@	Pinnacle Entertainment, Inc.	18,475,664	2.2
485,000	@	Under Armour, Inc.	39,095,850	4.6
475,000		Vail Resorts, Inc.	60,795,250	7.2
			262,158,026	30.9

		Consumer Staples: 7.5%
63,294	@	Boston Beer Co., Inc.	12,779,691	1.5
192,000		Church & Dwight Co., Inc.	16,296,960	1.9
148,903	@	Performance Food Group Co.	3,445,615	0.4
470,000	@	Smart & Final Stores, Inc.	8,558,700	1.0
203,000	@	TreeHouse Foods, Inc.	15,927,380	1.9
175,096	@	United Natural Foods, Inc.	6,891,779	0.8
			63,900,125	7.5

		Financials: 17.3%
17,500		Alexander's, Inc.	6,721,925	0.8
82,000		Alexandria Real Estate Equities, Inc.	7,409,520	0.9
115,000		American Assets Trust, Inc.	4,410,250	0.5
195,000	@	Arch Capital Group Ltd.	13,601,250	1.6
272,255		Artisan Partners Asset Management, Inc.	9,817,515	1.2
335,000		Carlyle Group L.P.	5,232,700	0.6
420,000		Cohen & Steers, Inc.	12,801,600	1.5
474,170		Douglas Emmett, Inc.	14,784,621	1.7
297,229		Financial Engines, Inc.	10,007,700	1.2
504,411		Gaming and Leisure Properties, Inc.	14,022,626	1.6
107,500		LaSalle Hotel Properties	2,704,700	0.3
161,498		Moelis & Co.	4,712,512	0.5
208,000		MSCI, Inc. - Class A	15,003,040	1.8
160,000		Oaktree Capital Group, LLC	7,635,200	0.9
390,000		Primerica, Inc.	18,419,700	2.2
			147,284,859	17.3

		Health Care: 9.7%
105,000		Bio-Techne Corp.	9,450,000	1.1
155,000	@	Community Health Systems, Inc.	4,112,150	0.5
161,119	@	ConforMIS, Inc.	2,785,748	0.3
115,000	@	Diplomat Pharmacy, Inc.	3,935,300	0.5
40,000	@	Edwards Lifesciences Corp.	3,159,200	0.4
244,400		Idexx Laboratories, Inc.	17,821,648	2.1
465,000	@	Inovalon Holdings, Inc.	7,905,000	0.9
68,000	@	Mettler Toledo International, Inc.	23,060,840	2.7
47,008	@	Neogen Corp.	2,656,892	0.3
130,000		West Pharmaceutical Services, Inc.	7,828,600	0.9
			82,715,378	9.7

		Industrials: 10.5%
230,000		Air Lease Corp.	7,700,400	0.9
80,000	@	Colfax Corp.	1,868,000	0.2
157,000	@	CoStar Group, Inc.	32,450,330	3.8
102,500	@	Generac Holdings, Inc.	3,051,425	0.4
112,796	@	Genesee & Wyoming, Inc.	6,056,017	0.7
318,000	@	Middleby Corp.	34,302,660	4.0
100,000	@	Trex Co., Inc.	3,804,000	0.5
			89,232,832	10.5

		Information Technology: 18.1%
239,000	@	Ansys, Inc.	22,107,500	2.6
300,448	@	Benefitfocus, Inc.	10,933,303	1.3
417,500		Booz Allen Hamilton Holding Corp.	12,879,875	1.5
85,000		Factset Research Systems, Inc.	13,818,450	1.6
387,000	@	Gartner, Inc.	35,100,900	4.1
165,000	@	Guidewire Software, Inc.	9,926,400	1.2
400,000		MAXIMUS, Inc.	22,500,000	2.7
385,000		SS&C Technologies Holdings, Inc.	26,283,950	3.1
			153,550,378	18.1

		Materials: 2.1%
402,000	@	Caesar Stone Sdot Yam Ltd.	17,422,680	2.1

		Telecommunication Services: 0.9%
921,311	@	Iridium Communications, Inc.	7,748,225	0.9

		Utilities: 2.2%
480,000		ITC Holdings Corp.	18,840,000	2.2

	Total Common Stock
	(Cost $415,110,941)		842,852,503	99.2

13

VY® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
9,848,887	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $9,848,887)	9,848,887	1.2

	Total Short-Term Investments
	(Cost $9,848,887)	9,848,887	1.2

	Total Investments in Securities (Cost $424,959,828)	$852,701,390	100.4
	Liabilities in Excess of Other Assets	(3,253,860)	(0.4)
	Net Assets	$849,447,530	100.0

††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.

Cost for federal income tax purposes is $426,668,976.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$440,444,758
Gross Unrealized Depreciation	(14,412,344)

Net Unrealized Appreciation	$426,032,414

14

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 12.0%
56,427		ARAMARK Holdings Corp.	1,819,771	0.5
84,310		CBS Corp. - Class B	3,973,530	1.2
104,195		Coach, Inc.	3,410,302	1.0
133,917		Comcast Corp. – Class A	7,556,936	2.2
58,768		Delphi Automotive PLC	5,038,181	1.5
55,525		Johnson Controls, Inc.	2,192,682	0.7
84,724		Lowe's Cos, Inc.	6,442,413	1.9
40,985		McDonald's Corp.	4,841,968	1.4
68,727	@	Michaels Cos, Inc.	1,519,554	0.5
33,435		PVH Corp.	2,462,488	0.7
9,160		Whirlpool Corp.	1,345,329	0.4
			40,603,154	12.0

		Consumer Staples: 7.9%
53,155		Archer-Daniels-Midland Co.	1,949,725	0.5
89,141		CVS Health Corp.	8,715,316	2.6
33,510		Diageo PLC ADR	3,654,936	1.1
63,638		PepsiCo, Inc.	6,358,709	1.9
47,140		Philip Morris International, Inc.	4,144,077	1.2
23,132		Walgreens Boots Alliance, Inc.	1,969,805	0.6
			26,792,568	7.9

		Energy: 5.5%
91,932		Canadian Natural Resources Ltd.	2,006,876	0.6
51,371		Chevron Corp.	4,621,335	1.3
50,437		ConocoPhillips	2,354,903	0.7
17,490		EQT Corp.	911,754	0.3
75,795		Exxon Mobil Corp.	5,908,220	1.7
27,680		Noble Energy, Inc.	911,502	0.3
28,865		Schlumberger Ltd.	2,013,334	0.6
			18,727,924	5.5

		Financials: 18.5%
75,275		American Express Co.	5,235,376	1.5
23,165		American Tower Corp.	2,245,847	0.7
35,278		Aon PLC	3,252,984	0.9
317,823		Bank of America Corp.	5,348,961	1.6
108,116		Bank of New York Mellon Corp.	4,456,542	1.3
68,097	@	Berkshire Hathaway, Inc. – Class B	8,991,528	2.6
15,674		Blackrock, Inc.	5,337,311	1.6
187,096		Citigroup, Inc.	9,682,218	2.9
7,064		Goldman Sachs Group, Inc.	1,273,145	0.4
141,408		JPMorgan Chase & Co.	9,337,170	2.8
124,315		Wells Fargo & Co.	6,757,763	2.0
22,455		Weyerhaeuser Co.	673,201	0.2
			62,592,046	18.5

		Health Care: 18.4%
112,570		Abbott Laboratories	5,055,519	1.5
11,270		Allergan plc	3,521,875	1.0
91,945		Baxalta, Inc.	3,588,613	1.1
14,770	@	Biogen, Inc.	4,524,790	1.3
73,109		Cardinal Health, Inc.	6,526,441	1.9
30,564	@	Celgene Corp.	3,660,345	1.1
28,603		Cigna Corp.	4,185,477	1.2
16,765		Cooper Cos., Inc.	2,249,863	0.7
29,150	@	Endo International PLC	1,784,563	0.5
78,114		Johnson & Johnson	8,023,870	2.4
113,158	@	Medtronic PLC	8,704,113	2.6
154,805		Pfizer, Inc.	4,997,105	1.5
21,521	@	Vertex Pharmaceuticals, Inc.	2,707,987	0.8
25,295		Zimmer Biomet Holdings, Inc.	2,595,014	0.8
			62,125,575	18.4

		Industrials: 9.6%
19,323		Dun & Bradstreet Corp.	2,008,239	0.6
46,392		Eaton Corp. PLC	2,414,240	0.7
20,076		FedEx Corp.	2,991,123	0.9
226,800		General Electric Co.	7,064,820	2.1
60,877		Honeywell International, Inc.	6,305,031	1.9
4,084	@	IHS, Inc.	483,668	0.1
136,925		Nielsen NV	6,380,705	1.9
66,022		Tyco International Plc	2,105,442	0.6
26,840		United Technologies Corp.	2,578,519	0.8
			32,331,787	9.6

		Information Technology: 21.2%
186,685		Activision Blizzard, Inc.	7,226,576	2.1
5,310	@	Alibaba Group Holding Ltd. ADR	431,544	0.1
6,223	@	Alphabet, Inc. - Class A	4,841,556	1.4
10,759		Alphabet, Inc. - Class C	8,164,790	2.4
107,416		Apple, Inc.	11,306,608	3.4
84,437		Broadcom Corp.	4,882,147	1.5
21,709	@	Electronic Arts, Inc.	1,491,842	0.5
171,344		EMC Corp.	4,400,114	1.3
47,385	@	Facebook, Inc.	4,959,314	1.5
178,398		Hewlett Packard Enterprise Co.	2,711,650	0.8
17,966		Intuit, Inc.	1,733,719	0.5
49,475		Mastercard, Inc.	4,816,886	1.4
165,325		Microsoft Corp.	9,172,231	2.7
31,728	@	PayPal Holdings, Inc.	1,148,554	0.3
44,145		Qualcomm, Inc.	2,206,588	0.7
26,308		Skyworks Solutions, Inc.	2,021,244	0.6
			71,515,363	21.2

		Materials: 1.5%
49,910		Monsanto Co.	4,917,133	1.5

		Telecommunication Services: 2.7%
198,227		Verizon Communications, Inc.	9,162,052	2.7

		Utilities: 1.4%
24,310		DTE Energy Co.	1,949,419	0.6
46,386		Edison International	2,746,515	0.8
			4,695,934	1.4

	Total Common Stock
	(Cost $297,516,833)		333,463,536	98.7

15

VY® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Materials: –%
649,000	SINO Forest Corp. Escrow, 5.000%, 08/01/14	–	–

	Total Corporate Bonds/Notes
	(Cost $–)	–	–

	Total Investments in Securities (Cost $297,516,833)	$333,463,536	98.7
	Assets in Excess of Other Liabilities	4,253,963	1.3
	Net Assets	$337,717,499	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $298,302,666.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$44,287,089
Gross Unrealized Depreciation	(9,126,219)

Net Unrealized Appreciation	$35,160,870

16

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 11.6%
55,000		AMC Entertainment Holdings, Inc.	1,320,000	0.6
122,000		American Eagle Outfitters	1,891,000	0.9
47,000	@	Bloomin Brands, Inc.	793,830	0.4
52,993		CalAtlantic Group, Inc.	2,009,495	0.9
20,000		Childrens Place Retail Stores, Inc.	1,104,000	0.5
52,000		EW Scripps Co.	988,000	0.5
53,000		Guess?, Inc.	1,000,640	0.5
24,000	@	Helen of Troy Ltd.	2,262,000	1.1
168,000		JC Penney Co., Inc.	1,118,880	0.5
94,000	@	Nord Anglia Education, Inc.	1,906,320	0.9
87,000	@	Penn National Gaming, Inc.	1,393,740	0.7
18,000		Red Robin Gourmet Burgers, Inc.	1,111,320	0.5
119,000	@	Sequential Brands Group, Inc.	941,290	0.4
63,000		Sinclair Broadcast Group, Inc.	2,050,020	1.0
36,000	@	Tenneco, Inc.	1,652,760	0.8
63,857		Tower International, Inc.	1,824,394	0.9
121,000	@	Travelcenters of America LLC	1,137,400	0.5
			24,505,089	11.6

		Consumer Staples: 3.4%
16,000		Nu Skin Enterprises, Inc.	606,240	0.3
70,000	@	Performance Food Group Co.	1,619,800	0.8
57,000		SpartanNash Co.	1,233,480	0.6
203,000	@	SUPERVALU, Inc.	1,376,340	0.6
31,000	@	TreeHouse Foods, Inc.	2,432,260	1.1
			7,268,120	3.4

		Energy: 4.9%
100,000	@	Aegean Marine Petroleum Network, Inc.	836,000	0.4
27,000		Carrizo Oil & Gas, Inc.	798,660	0.4
84,000	@	Matador Resources Co.	1,660,680	0.8
70,000	@	Parsley Energy, Inc.	1,291,500	0.6
123,000		Patterson-UTI Energy, Inc.	1,854,840	0.9
19,000	@	PDC Energy, Inc.	1,014,220	0.5
78,000		Rowan Companies PLC	1,322,100	0.6
210,000		Teekay Tankers Ltd.	1,444,800	0.7
			10,222,800	4.9

		Financials: 38.2%
66,000		American Assets Trust, Inc.	2,531,100	1.2
80,000		American Equity Investment Life Holding Co.	1,922,400	0.9
65,000		Ameris Bancorp.	2,209,350	1.0
60,000		Amerisafe, Inc.	3,054,000	1.4
32,000		Amtrust Financial Services, Inc.	1,970,560	0.9
50,831		Argo Group International Holdings Ltd.	3,041,727	1.4
32,500		Bank of the Ozarks, Inc.	1,607,450	0.8
116,300		Brandywine Realty Trust	1,588,658	0.8
54,000		Cathay General Bancorp.	1,691,820	0.8
126,000		CNO Financial Group, Inc.	2,405,340	1.1
71,000		Community Bank System, Inc.	2,835,740	1.3
97,000		CubeSmart	2,970,140	1.4
68,000	@	Customers Bancorp, Inc.	1,850,960	0.9
123,000		EverBank Financial Corp.	1,965,540	0.9
67,000		First American Financial Corp.	2,405,300	1.1
110,000		First Industrial Realty Trust, Inc.	2,434,300	1.2
125,000		FirstMerit Corp.	2,331,250	1.1
53,000		Highwoods Properties, Inc.	2,310,800	1.1
60,000	@	Hilltop Holdings, Inc.	1,153,200	0.5
65,000		Independent Bank Corp.	3,023,800	1.4
24,000		Kilroy Realty Corp.	1,518,720	0.7
32,000		LaSalle Hotel Properties	805,120	0.4
71,000		Mack-Cali Realty Corp.	1,657,850	0.8
109,000	@	MGIC Investment Corp.	962,470	0.5
66,000		PrivateBancorp, Inc.	2,707,320	1.3
17,000		Prosperity Bancshares, Inc.	813,620	0.4
16,000		PS Business Parks, Inc.	1,398,880	0.7
68,000	@	Radian Group, Inc.	910,520	0.4
83,000		Renasant Corp.	2,856,030	1.4
41,000		RLJ Lodging Trust	886,830	0.4
83,000		Sandy Spring Bancorp, Inc.	2,237,680	1.1
195,000		Sterling Bancorp/DE	3,162,900	1.5
21,500		Sun Communities, Inc.	1,473,395	0.7
40,000		TriplePoint Venture Growth BDC Corp.	478,400	0.2
103,000		Umpqua Holdings Corp.	1,637,700	0.8
107,000		Union Bankshares Corp.	2,700,680	1.3
89,000		Virtu Financial, Inc.	2,014,960	1.0
76,000	@	Western Alliance Bancorp.	2,725,360	1.3
212,800		Wilshire Bancorp., Inc.	2,457,840	1.2
39,000		Wintrust Financial Corp.	1,892,280	0.9
			80,601,990	38.2

		Health Care: 6.3%
39,000	@	Catalent, Inc.	976,170	0.5
70,000	@	Globus Medical Inc	1,947,400	0.9
47,500	@	LHC Group, Inc.	2,151,275	1.0
18,500	@	LifePoint Hospitals, Inc.	1,357,900	0.6
17,500	@	Parexel International Corp.	1,192,100	0.6
83,500	@	PharMerica Corp.	2,922,500	1.4
48,000	@	VCA, Inc.	2,640,000	1.3
			13,187,345	6.3

		Industrials: 13.4%
56,000	@	ABM Industries, Inc.	1,594,320	0.8
56,000	@	Actuant Corp.	1,341,760	0.6
17,000		Alaska Air Group, Inc.	1,368,670	0.6
39,000		Barnes Group, Inc.	1,380,210	0.7

17

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
63,000	@	Beacon Roofing Supply, Inc.	2,594,340	1.2
37,000		Deluxe Corp.	2,017,980	1.0
50,600		EMCOR Group, Inc.	2,430,824	1.1
19,800	@	Esterline Technologies Corp.	1,603,800	0.8
39,000		Franklin Electric Co., Inc.	1,054,170	0.5
94,000	@	Mastec, Inc.	1,633,720	0.8
106,132	@	Neff Corp.	812,971	0.4
24,000		On Assignment, Inc.	1,078,800	0.5
26,000		Oshkosh Corp.	1,015,040	0.5
65,000		Skywest, Inc.	1,236,300	0.6
72,000		Steelcase, Inc.	1,072,800	0.5
63,500	@	Trinity Industries, Inc.	1,525,270	0.7
64,500		TrueBlue, Inc.	1,661,520	0.8
109,000	@	Wabash National Corp.	1,289,470	0.6
72,000		West Corp.	1,553,040	0.7
			28,265,005	13.4

		Information Technology: 10.8%
50,000	@	AVG Technologies	1,002,500	0.5
175,000		Cypress Semiconductor Corp.	1,716,750	0.8
133,000	@	Fairchild Semiconductor International, Inc.	2,754,430	1.3
101,000	@	Finisar Corp.	1,468,540	0.7
121,000	@	II-VI, Inc.	2,245,760	1.1
58,000		Integrated Device Technology, Inc.	1,528,300	0.7
97,000		IXYS Corp.	1,225,110	0.6
158,000	@	Kulicke & Soffa Industries, Inc.	1,843,860	0.9
22,700		Leidos Holdings, Inc.	1,277,102	0.6
24,000	@	Rogers Corp.	1,237,680	0.6
29,000		Science Applications International Corp.	1,327,620	0.6
57,000	@	Super Micro Computer, Inc.	1,397,070	0.6
18,500	@	SYNNEX Corp.	1,663,705	0.8
60,500	@	Take-Two Interactive Software, Inc.	2,107,820	1.0
			22,796,247	10.8

		Materials: 4.6%
32,000		Cabot Corp.	1,308,160	0.6
50,000		Carpenter Technology Corp.	1,513,500	0.7
104,000		Huntsman Corp.	1,182,480	0.5
54,000		Materion Corp.	1,512,000	0.7
39,704		Neenah Paper, Inc.	2,478,721	1.2
61,000		Orion Engineered Carbons SA	768,600	0.4
19,400	@	US Concrete Inc.	1,021,604	0.5
			9,785,065	4.6

		Utilities: 4.5%
80,000		Avista Corp.	2,829,600	1.3
72,000		New Jersey Resources Corp.	2,373,120	1.1
79,000		South Jersey Industries, Inc.	1,858,080	0.9
45,000		Southwest Gas Corp.	2,482,200	1.2
			9,543,000	4.5

	Total Common Stock
	(Cost $187,735,670)		206,174,661	97.7

SHORT-TERM INVESTMENTS: 2.4%
		Mutual Funds: 2.4%
5,109,137		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
		(Cost $5,109,137)	5,109,137	2.4

	Total Short-Term Investments
	(Cost $5,109,137)		5,109,137	2.4

	Total Investments in Securities (Cost $192,844,807)		$211,283,798	100.1
	Liabilities in Excess of Other Assets		(313,809)	(0.1)
	Net Assets		$210,969,989	100.0

††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.

Cost for federal income tax purposes is $193,092,206.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$31,479,713
Gross Unrealized Depreciation	(13,288,121)

Net Unrealized Appreciation	$18,191,592

18

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Consumer Discretionary: 14.7%
285,248		Carnival Corp.	15,540,311	2.9
48,651		CBS Corp. - Class B	2,292,922	0.4
146,887		Comcast Corp. – Class A	8,288,833	1.6
291,956		General Motors Co.	9,929,424	1.9
222,481		Johnson Controls, Inc.	8,785,775	1.6
137,870		Kohl's Corp.	6,566,748	1.2
69,591		Mattel, Inc.	1,890,787	0.4
82,409		Target Corp.	5,983,718	1.1
29,185		Time Warner Cable, Inc.	5,416,444	1.0
33,861		Time Warner, Inc.	2,189,791	0.4
220,414		Twenty-First Century Fox, Inc. Class B	6,001,873	1.1
140,503		Viacom, Inc. Class B	5,783,103	1.1
			78,669,729	14.7

		Consumer Staples: 4.7%
205,054		Coca-Cola Co.	8,809,120	1.6
96,615		ConAgra Foods, Inc.	4,073,288	0.8
24,644		CVS Health Corp.	2,409,444	0.4
53,956		Mondelez International, Inc.	2,419,387	0.5
57,686	@	Unilever NV ADR	2,498,958	0.5
80,061		Wal-Mart Stores, Inc.	4,907,739	0.9
			25,117,936	4.7

		Energy: 13.0%
266,621		BP PLC ADR	8,334,572	1.6
88,879		Chevron Corp.	7,995,555	1.5
134,756		Devon Energy Corp.	4,312,192	0.8
130,509		Halliburton Co.	4,442,526	0.8
95,373		Hess Corp.	4,623,683	0.9
28,670	L	Murphy Oil Corp.	643,642	0.1
229,171	L	Noble Corp. PLC	2,417,754	0.5
69,765		Occidental Petroleum Corp.	4,716,812	0.9
244,098		QEP Resources, Inc.	3,270,913	0.6
202,359	@	Royal Dutch Shell PLC - Class A ADR	9,266,019	1.7
434,465		Suncor Energy, Inc.	11,209,197	2.1
974,333	@	Weatherford International PLC	8,174,654	1.5
			69,407,519	13.0

		Financials: 28.3%
107,455		Aflac, Inc.	6,436,555	1.2
107,466		Allstate Corp.	6,672,564	1.2
287,340	@	Ally Financial, Inc.	5,356,018	1.0
951,010		Bank of America Corp.	16,005,498	3.0
146,943		Bank of New York Mellon Corp.	6,056,990	1.1
496,522		Citigroup, Inc.	25,695,014	4.8
162,401		Citizens Financial Group, Inc.	4,253,282	0.8
392,554		Fifth Third Bancorp	7,890,335	1.5
29,760		Goldman Sachs Group, Inc.	5,363,645	1.0
306,416		JPMorgan Chase & Co.	20,232,648	3.8
159,461		Metlife, Inc.	7,687,615	1.4
263,453		Morgan Stanley	8,380,440	1.6
99,621		PNC Financial Services Group, Inc.	9,494,878	1.8
130,098		State Street Corp.	8,633,303	1.6
51,947		US Bancorp	2,216,578	0.4
205,886		Wells Fargo & Co.	11,191,963	2.1
			151,567,326	28.3

		Health Care: 11.0%
76,703		AbbVie, Inc.	4,543,886	0.8
36,503		Anthem, Inc.	5,089,978	0.9
54,001	@	Express Scripts Holding Co.	4,720,227	0.9
50,704	@	GlaxoSmithKline PLC ADR	2,045,906	0.4
53,790	@	Medtronic PLC	4,137,527	0.8
199,703		Merck & Co., Inc.	10,548,313	2.0
83,902		Novartis AG	7,217,189	1.3
285,385		Pfizer, Inc.	9,212,228	1.7
139,867		Roche Holding AG ADR	4,821,216	0.9
159,237		Sanofi-Aventis SA ADR	6,791,458	1.3
			59,127,928	11.0

		Industrials: 6.9%
108,592		Caterpillar, Inc.	7,379,912	1.4
159,152		Emerson Electric Co.	7,612,240	1.4
398,910		General Electric Co.	12,426,046	2.3
56,244		Ingersoll-Rand PLC - Class A	3,109,731	0.6
148,773		Textron, Inc.	6,249,954	1.2
			36,777,883	6.9

		Information Technology: 12.8%
466,738		Cisco Systems, Inc.	12,674,270	2.4
52,734	@	Citrix Systems, Inc.	3,989,327	0.8
181,802		Corning, Inc.	3,323,341	0.6
255,299		eBay, Inc.	7,015,617	1.3
68,177		Hewlett Packard Enterprise Co.	1,036,290	0.2
223,642		HP, Inc.	2,647,921	0.5
153,868		Intel Corp.	5,300,753	1.0
162,036		Microsoft Corp.	8,989,757	1.7
284,639		NetApp, Inc.	7,551,473	1.4
142,325	@	PayPal Holdings, Inc.	5,152,165	1.0
364,562		Symantec Corp.	7,655,802	1.4
87,715	@	Yahoo!, Inc.	2,917,401	0.5
			68,254,117	12.8

		Materials: 1.7%
441,529		Alcoa, Inc.	4,357,891	0.8
127,108		International Paper Co.	4,791,972	0.9
			9,149,863	1.7

		Telecommunication Services: 0.7%
846,306		Frontier Communications Corp.	3,952,249	0.7

		Utilities: 1.1%
75,784		FirstEnergy Corp.	2,404,626	0.4
65,351		PG&E Corp.	3,476,020	0.7
			5,880,646	1.1

	Total Common Stock
	(Cost $466,305,430)		507,905,196	94.9

19

VY® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Securities Lending Collateralcc: 0.5%
490,134	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $490,150, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $499,938, due 11/15/44)	490,134	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $1,000,041, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $1,020,000, due 03/31/21-02/15/44)	1,000,000	0.2
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $1,000,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/16-10/20/65)	1,000,000	0.2
		2,490,134	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.8%
26,009,739	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $26,009,739)	26,009,739	4.8

	Total Short-Term Investments
	(Cost $28,499,873)	28,499,873	5.3

	Total Investments in Securities (Cost $494,805,303)	$536,405,069	100.2
	Liabilities in Excess of Other Assets	(859,468)	(0.2)
	Net Assets	$535,545,601	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $505,619,061.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,898,562
Gross Unrealized Depreciation	(49,112,554)

Net Unrealized Appreciation	$30,786,008

20

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.2%
		Consumer Discretionary: 5.8%
450,810		Carnival Corp.	24,560,129	1.3
66,626		CBS Corp. - Class B	3,140,083	0.2
288,175		Comcast Corp. – Class A	16,261,715	0.9
315,428		General Motors Co.	10,727,706	0.6
298,043		Target Corp.	21,640,902	1.2
221,664		Thomson Reuters Corp.	8,395,903	0.5
62,917		Time Warner Cable, Inc.	11,676,766	0.6
132,955		Time Warner, Inc.	8,598,200	0.5
			105,001,404	5.8

		Consumer Staples: 5.0%
334,583		Archer-Daniels-Midland Co.	12,272,504	0.7
364,734		Mondelez International, Inc.	16,354,673	0.9
198,395		Philip Morris International, Inc.	17,440,904	1.0
200,739		Procter & Gamble Co.	15,940,684	0.9
235,399		Sysco Corp.	9,651,359	0.5
304,985		Wal-Mart Stores, Inc.	18,695,581	1.0
			90,355,705	5.0

		Energy: 6.9%
110,508		Anadarko Petroleum Corp.	5,368,479	0.3
431,857		Apache Corp.	19,204,681	1.1
250,281		Baker Hughes, Inc.	11,550,468	0.6
501,465	L	Canadian Natural Resources Ltd.	10,951,993	0.6
313,362		Devon Energy Corp.	10,027,584	0.5
138,120		Exxon Mobil Corp.	10,766,454	0.6
179,093		Occidental Petroleum Corp.	12,108,478	0.7
951,911		Royal Dutch Shell PLC - Class A	21,560,113	1.2
300,639	L	Total S.A.	13,478,137	0.7
1,235,632	@	Weatherford International PLC	10,366,952	0.6
			125,383,339	6.9

		Financials: 20.4%
136,449		Aon PLC	12,581,962	0.7
2,084,928		Bank of America Corp.	35,089,338	1.9
282,115		BB&T Corp.	10,666,768	0.6
407,467		Charles Schwab Corp.	13,417,888	0.7
1,071,888		Citigroup, Inc.	55,470,204	3.1
869,395		Citizens Financial Group, Inc.	22,769,455	1.3
90,208		CME Group, Inc.	8,172,845	0.5
268,108		Comerica, Inc.	11,214,958	0.6
661,617		Fifth Third Bancorp	13,298,502	0.7
546,950		First Horizon National Corp.	7,941,714	0.4
72,494		Goldman Sachs Group, Inc.	13,065,594	0.7
868,509		JPMorgan Chase & Co.	57,347,649	3.2
240,571		Marsh & McLennan Cos., Inc.	13,339,662	0.7
897,048		Morgan Stanley	28,535,097	1.6
188,028		Northern Trust Corp.	13,554,938	0.8
247,590		PNC Financial Services Group, Inc.	23,597,803	1.3
254,805		State Street Corp.	16,908,860	0.9
246,112		Willis Group Holdings PLC	11,953,660	0.7
			368,926,897	20.4

		Health Care: 9.1%
74,555		Amgen, Inc.	12,102,513	0.7
67,019		Anthem, Inc.	9,345,129	0.5
72,360		Baxalta, Inc.	2,824,211	0.1
304,172		Baxter International, Inc.	11,604,162	0.6
166,656		Eli Lilly & Co.	14,042,435	0.8
117,330	@	Express Scripts Holding Co.	10,255,815	0.6
218,444		Medtronic PLC	16,802,713	0.9
405,137		Merck & Co., Inc.	21,399,336	1.2
193,652		Novartis AG	16,657,805	0.9
387,437		Pfizer, Inc.	12,506,466	0.7
137,545		Sanofi	11,721,890	0.7
252,967		Teva Pharmaceutical Industries Ltd. ADR	16,604,754	0.9
74,858		UnitedHealth Group, Inc.	8,806,295	0.5
			164,673,524	9.1

		Industrials: 5.5%
122,490		Caterpillar, Inc.	8,324,420	0.5
418,717		CSX Corp.	10,865,706	0.6
110,678		General Dynamics Corp.	15,202,730	0.8
1,448,783		General Electric Co.	45,129,590	2.5
177,009		Ingersoll-Rand PLC - Class A	9,786,828	0.5
353,214		Tyco International Plc	11,263,995	0.6
			100,573,269	5.5

		Information Technology: 8.3%
146,977		Amdocs Ltd.	8,020,535	0.5
692,396		Applied Materials, Inc.	12,927,033	0.7
706,708		Cisco Systems, Inc.	19,190,656	1.1
147,168	@	Citrix Systems, Inc.	11,133,259	0.6
457,224		eBay, Inc.	12,564,515	0.7
471,121		Intel Corp.	16,230,118	0.9
511,458		Juniper Networks, Inc.	14,116,241	0.8
305,449		Microsoft Corp.	16,946,311	0.9
418,790		NetApp, Inc.	11,110,499	0.6
365,614	@	PayPal Holdings, Inc.	13,235,227	0.7
296,188		Qualcomm, Inc.	14,804,957	0.8
			150,279,351	8.3

		Materials: 0.4%
267,082		Mosaic Co.	7,368,792	0.4

		Telecommunication Services: 1.8%
204,718		Orange SA	3,424,076	0.2
915,795	@	Koninklijke KPN NV	3,463,889	0.2
1,912,551	L	Telecom Italia S.p.A. - TIT	2,423,817	0.1
182,275	@	Telefonica S.A.	2,022,156	0.1
207,829		Verizon Communications, Inc.	9,605,856	0.5
367,015		Vodafone Group PLC ADR	11,839,904	0.7
			32,779,698	1.8

21

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Utilities: 1.0%
305,593		FirstEnergy Corp.	9,696,466	0.5
170,378		PG&E Corp.	9,062,406	0.5
			18,758,872	1.0

	Total Common Stock (Cost $1,154,435,740)		1,164,100,851	64.2

PREFERRED STOCK: 1.0%
		Energy: 0.3%
140,612	P	El Paso Energy Capital Trust I	5,791,457	0.3

		Financials: 0.7%
68,900		AMG Capital Trust II	3,884,237	0.3
56,155		Keycorp	7,446,153	0.4
4,467	P	State Street Corp.	123,647	0.0
4,000	P	Wells Fargo & Co.	104,480	0.0
			11,558,517	0.7

	Total Preferred Stock (Cost $16,606,816)		17,349,974	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.8%
		Basic Materials: 0.3%
80,000		ArcelorMittal, 7.500%, 03/01/41	54,500	0.0
460,000		ArcelorMittal, 10.600%, 06/01/19	433,550	0.0
1,320,000		Eastman Chemical Co., 2.700%, 01/15/20	1,308,734	0.1
195,000		International Paper Co., 6.000%, 11/15/41	205,169	0.0
315,000		Monsanto Co., 2.125%, 07/15/19	314,891	0.0
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	961,925	0.1
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	177,264	0.0
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	391,416	0.0
726,000	#	Solvay Finance America LLC, 4.450%, 12/03/25	718,160	0.1
835,000		Sunoco Logistics Partner, 5.300%, 04/01/44	623,353	0.0
550,000		Sunoco Logistics Partner, 5.500%, 02/15/30	571,000	0.0
			5,759,962	0.3

		Communications: 2.4%
225,000		America Movil S.A.B de CV, 2.375%, 09/08/16	225,945	0.0
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	403,687	0.0
466,000		AT&T, Inc., 3.400%, 05/15/25	448,813	0.0
837,000		AT&T, Inc., 3.000%, 06/30/22	815,397	0.0
747,000		AT&T, Inc., 4.500%, 05/15/35	693,110	0.0
101,000		AT&T, Inc., 5.350%, 09/01/40	100,095	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	288,609	0.0
365,000		British Telecommunications PLC, 1.250%, 02/14/17	363,387	0.0
1,635,000	#	CCO Safari II LLC, 4.464%, 07/23/22	1,631,143	0.1
2,421,000		Ciena Corp., 4.000%, 12/15/20	3,156,379	0.2
1,115,000		Comcast Corp., 4.400%, 08/15/35	1,123,869	0.1
1,019,000		Comcast Corp., 5.700%, 05/15/18	1,114,337	0.1
135,000		Comcast Corp., 6.450%, 03/15/37	168,330	0.0
340,000	#	Cox Communications, Inc., 4.700%, 12/15/42	258,930	0.0
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,336,276	0.1
2,700,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	2,894,108	0.2
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	475,736	0.0
505,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	509,196	0.0
2,960,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	2,767,334	0.2
1,576,000	#	FireEye, Inc., 1.000%, 06/01/35	1,348,465	0.1
1,576,000	#	FireEye, Inc., 1.625%, 06/01/35	1,271,635	0.1
285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	284,268	0.0
4,912,000		JDS Uniphase Corp., 0.625%, 08/15/33	4,626,490	0.3
2,419,000		Liberty Interactive LLC, 0.750%, 03/30/43	3,649,666	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/23	9,409,641	0.5
125,000		NBCUniversal Media, LLC, 5.150%, 04/30/20	139,704	0.0
210,000		NBCUniversal Media, LLC, 5.950%, 04/01/41	251,687	0.0
415,000		Rogers Communications, Inc., 4.500%, 03/15/43	387,483	0.0
370,000		Telefonica Emisones SAU, 7.045%, 06/20/36	446,040	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/34	495,141	0.0
1,058,000		Verizon Communications, Inc., 4.522%, 09/15/48	949,890	0.1
467,000		Verizon Communications, Inc., 5.012%, 08/21/54	429,226	0.0
745,000		Verizon Communications, Inc., 5.150%, 09/15/23	820,396	0.1
280,000		Verizon Communications, Inc., 6.400%, 02/15/38	320,106	0.0

22

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
559,000		Viacom, Inc., 4.850%, 12/15/34	457,799	0.0
			44,062,318	2.4

		Consumer, Cyclical: 1.3%
450,000		Advance Auto Parts, Inc., 4.500%, 12/01/23	459,778	0.0
387,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	420,166	0.0
711,077		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/26	712,393	0.1
315,000		Cintas Corp. No 2, 2.850%, 06/01/16	316,267	0.0
375,562		Continental Airlines 2009-1 Pass Through Trust, 9.000%, 01/08/18	387,862	0.0
226,580		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/15/22	238,759	0.0
350,781		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 04/11/24	360,340	0.0
626,632		CVS Pass-Through Trust, 6.036%, 12/10/28	689,683	0.0
620,000		CVS Caremark Corp., 3.375%, 08/12/24	615,025	0.0
149,016		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 01/02/20	159,820	0.0
595,000		Dollar General Corp., 3.250%, 04/15/23	567,586	0.0
1,056,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	1,054,856	0.1
2,040,000		Ford Motor Credit Co. LLC, 2.500%, 01/15/16	2,040,473	0.1
1,284,000	#	GNC Holdings, Inc., 1.500%, 08/15/20	1,034,422	0.1
2,035,000		Iconix Brand Group, Inc., 1.500%, 03/15/18	1,007,325	0.1
1,526,000		Iconix Brand Group, Inc., 2.500%, 06/01/16	1,373,400	0.1
2,815,000		Johnson Controls, Inc., 5.500%, 01/15/16	2,818,068	0.2
725,000		MDC Holdings, Inc., 6.000%, 01/15/43	576,375	0.0
1,460,000		QVC, Inc., 5.450%, 08/15/34	1,266,397	0.1
594,000		Ross Stores, Inc., 3.375%, 09/15/24	585,797	0.0
645,000		Target Corp., 2.900%, 01/15/22	656,658	0.0
2,190,000		Target Corp., 5.875%, 07/15/16	2,247,032	0.1
885,000		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/28	893,894	0.1
1,362,327	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,408,306	0.1
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	982,452	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	675,115	0.0
375,000		Wal-Mart Stores, Inc., 3.300%, 04/22/24	387,669	0.0
50,000		Wal-Mart Stores, Inc., 6.500%, 08/15/37	64,722	0.0
135,000		Wyndham Worldwide Corp., 2.950%, 03/01/17	135,861	0.0
			24,136,501	1.3

		Consumer, Non-cyclical: 4.7%
1,137,000		AbbVie, Inc., 4.500%, 05/14/35	1,116,776	0.1
1,455,000		Actavis Funding SCS, 1.850%, 03/01/17	1,458,070	0.1
985,000		Actavis Funding SCS, 4.850%, 06/15/44	978,709	0.1
610,000		Aetna, Inc., 3.950%, 09/01/20	643,163	0.0
1,430,000		Allergan, Inc., 5.750%, 04/01/16	1,441,673	0.1
1,130,000		Amgen, Inc., 2.300%, 06/15/16	1,136,612	0.1
1,285,000		Anheuser-Busch InBev Worldwide, Inc., 2.875%, 02/15/16	1,287,467	0.1
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	990,627	0.1
530,000		Becton Dickinson and Co., 1.750%, 11/08/16	532,797	0.0
507,000		Becton Dickinson and Co., 2.675%, 12/15/19	510,377	0.0
715,000		Becton Dickinson and Co., 3.875%, 05/15/24	726,080	0.0
435,000		Becton Dickinson and Co., 4.875%, 05/15/44	441,092	0.0
3,611,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	4,843,254	0.3
4,224,000		Brookdale Senior Living, Inc., 2.750%, 06/15/18	4,221,360	0.2
1,445,000		Celgene Corp., 4.625%, 05/15/44	1,370,087	0.1
325,000		Celgene Corp., 4.000%, 08/15/23	334,261	0.0
260,000		Celgene Corp., 5.000%, 08/15/45	261,994	0.0
750,000		Coca-Cola Co., 1.800%, 09/01/16	754,867	0.0
910,000		ConAgra Foods, Inc., 1.300%, 01/25/16	910,146	0.1
240,000		Corn Products International, Inc., 6.625%, 04/15/37	283,335	0.0
2,405,000		Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	2,405,909	0.1
493,000		Edwards Lifesciences Corp., 2.875%, 10/15/18	499,149	0.0
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	952,272	0.1
420,000		Express Scripts Holding Co., 2.250%, 06/15/19	417,914	0.0
2,285,000		Express Scripts, Inc., 3.125%, 05/15/16	2,300,479	0.1
1,400,000		General Mills, Inc., 0.875%, 01/29/16	1,399,857	0.1
1,400,000		General Mills, Inc., 2.200%, 10/21/19	1,401,702	0.1
500,000		Gilead Sciences, Inc., 3.050%, 12/01/16	508,518	0.0

23

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
755,000		Gilead Sciences, Inc., 4.400%, 12/01/21	816,135	0.1
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	102,299	0.0
785,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	765,651	0.1
4,573,000		HealthSouth Corp., 2.000%, 12/01/43	4,950,272	0.3
1,644,000	#	HJ Heinz Co., 1.600%, 06/30/17	1,639,954	0.1
2,410,000	L	Jazz Investments I Ltd., 1.875%, 08/15/21	2,533,512	0.1
963,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	946,767	0.1
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	389,919	0.0
1,768,000		Live Nation Entertainment, Inc., 2.500%, 05/15/19	1,806,675	0.1
730,000		McKesson Corp., 2.284%, 03/15/19	727,734	0.0
2,760,000		McKesson Corp., 3.250%, 03/01/16	2,770,008	0.2
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/25	92,922	0.0
1,733,000		Medtronic, Inc., 3.150%, 03/15/22	1,753,687	0.1
615,000		Medtronic, Inc., 4.375%, 03/15/35	622,546	0.0
390,000		Medtronic, Inc., 4.000%, 04/01/43	362,808	0.0
2,940,000		Merck & Co., Inc., 0.700%, 05/18/16	2,940,497	0.2
1,820,000		Mondelez International, Inc., 4.125%, 02/09/16	1,824,741	0.1
630,000		Moody's Corp., 4.500%, 09/01/22	668,644	0.0
639,000		Moodys Corp., 4.875%, 02/15/24	681,310	0.0
2,201,000		NuVasive, Inc., 2.750%, 07/01/17	3,013,994	0.2
3,840,000		PepsiCo, Inc., 2.500%, 05/10/16	3,863,589	0.2
275,000		Perrigo Co. PLC, 2.300%, 11/08/18	271,316	0.0
328,000		Philip Morris International, Inc., 1.250%, 08/11/17	328,584	0.0
1,635,000		Philip Morris International, Inc., 2.500%, 05/16/16	1,645,162	0.1
275,000		Philip Morris International, Inc., 3.600%, 11/15/23	287,024	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/43	868,208	0.1
4,315,000		Sanofi, 2.625%, 03/29/16	4,333,624	0.2
825,000		Tupperware Brands Corp., 4.750%, 06/01/21	842,563	0.1
354,000		Tyson Foods, Inc., 4.875%, 08/15/34	362,146	0.0
1,965,000		Unilever Capital Corp., 2.750%, 02/10/16	1,968,511	0.1
145,000		Ventas Realty L.P., 5.700%, 09/30/43	159,915	0.0
795,000		Verisk Analytics, Inc., 5.500%, 06/15/45	761,666	0.0
3,018,000	#	Wright Medical Group, Inc., 2.000%, 02/15/20	3,136,834	0.2
2,000,000		Zoetis, Inc., 1.150%, 02/01/16	1,999,682	0.1
79,000		Zoetis, Inc., 4.700%, 02/01/43	69,243	0.0
			84,436,689	4.7

		Energy: 1.3%
2,284,000		Chevron Corp., 1.365%, 03/02/18	2,266,580	0.1
360,000		Chevron Corp., 1.718%, 06/24/18	358,354	0.0
2,947,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	1,681,632	0.1
1,425,000		ConocoPhillips Co., 2.875%, 11/15/21	1,385,563	0.1
1,528,000		ConocoPhillips Co., 4.150%, 11/15/34	1,326,492	0.1
715,000		Devon Energy Corp., 2.250%, 12/15/18	653,167	0.1
291,000	L	Devon Energy Corp., 3.250%, 05/15/22	247,808	0.0
460,000		Enable Midstream Partners L.P., 2.400%, 05/15/19	409,080	0.0
570,000		Energy Transfer Partners L.P., 4.900%, 03/15/35	415,379	0.0
3,320,000		Enterprise Products Operating, LLC, 3.200%, 02/01/16	3,321,129	0.2
175,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	184,533	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	329,880	0.0
615,000		Enterprise Products Operating LLC, 2.550%, 10/15/19	590,324	0.1
1,943,000		Helix Energy Solutions Group, Inc., 3.250%, 03/15/32	1,541,042	0.1
250,000		Husky Energy, Inc., 3.950%, 04/15/22	232,088	0.0
700,000		Kinder Morgan, Inc./DE, 5.300%, 12/01/34	552,855	0.0
570,000		Noble Energy, Inc., 5.250%, 11/15/43	461,544	0.0
130,000	L	Noble Holding International Ltd., 2.500%, 03/15/17	122,684	0.0
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	253,608	0.0
371,000		Rowan Cos, Inc., 5.400%, 12/01/42	222,408	0.0
318,000		Southwestern Energy Co., 4.100%, 03/15/22	200,407	0.0
165,000		Spectra Energy Capital, LLC, 7.500%, 09/15/38	163,950	0.0

24

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,615,000		Spectra Energy Partners L.P., 2.950%, 06/15/16	1,621,009	0.1
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/45	661,537	0.1
4,224,000	L	Stone Energy Corp., 1.750%, 03/01/17	3,141,600	0.2
544,000		Suncor Energy, Inc., 3.600%, 12/01/24	513,679	0.0
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	236,723	0.0
171,000		Williams Partners L.P., 5.100%, 09/15/45	112,854	0.0
			23,207,909	1.3

		Financial: 5.5%
3,445,000		Abbey National Treasury Services PLC/London, 4.000%, 04/27/16	3,476,990	0.2
1,690,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	1,691,394	0.1
395,000		American International Group, Inc., 2.300%, 07/16/19	392,028	0.0
1,325,000		Air Lease Corp., 2.625%, 09/04/18	1,310,839	0.1
1,870,000		Air Lease Corp., 4.250%, 09/15/24	1,837,275	0.1
543,000		American Express Co., 3.625%, 12/05/24	532,420	0.0
1,200,000		American Financial Group, Inc./OH, 9.875%, 06/15/19	1,458,463	0.1
1,140,000		American International Group, Inc., 4.375%, 01/15/55	983,691	0.1
440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	435,315	0.0
927,000	#	Athene Global Funding, 2.875%, 10/23/18	912,419	0.1
1,475,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	1,475,363	0.1
445,000		Bank of America Corp., 1.250%, 01/11/16	445,035	0.0
500,000		Bank of America Corp., 5.650%, 05/01/18	537,939	0.0
400,000		Bank of America Corp., 5.750%, 12/01/17	428,117	0.0
525,000		Barclays Bank PLC, 6.750%, 05/22/19	597,116	0.0
1,295,000		BB&T Corp., 3.200%, 03/15/16	1,298,561	0.1
725,000	#	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	717,750	0.0
860,000		BNP Paribas SA, 4.250%, 10/15/24	853,567	0.1
1,023,000		Boeing Capital Corp., 2.125%, 08/15/16	1,030,206	0.1
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/25	748,728	0.0
1,930,000		Citigroup, Inc., 4.000%, 08/05/24	1,916,216	0.1
260,000		Citigroup, Inc., 5.300%, 05/06/44	271,230	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/43	689,015	0.0
325,000		CNA Financial Corp., 5.875%, 08/15/20	360,645	0.0
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	509,666	0.0
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,501,907	0.1
4,196,000		Fifth Third Bancorp., 3.625%, 01/25/16	4,203,469	0.2
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	5,726,665	0.3
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,731,798	0.3
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	815,858	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	393,162	0.0
465,000	#	HBOS PLC, 6.750%, 05/21/18	508,369	0.0
840,000		HCP, Inc., 3.875%, 08/15/24	815,615	0.1
320,000		HCP, Inc., 4.200%, 03/01/24	318,656	0.0
500,000		HSBC Finance Corp., 5.500%, 01/19/16	500,824	0.0
1,020,000		Intercontinental Exchange, Inc., 3.750%, 12/01/25	1,024,689	0.1
4,851,000		Jefferies Group, Inc., 3.875%, 11/01/29	4,844,936	0.3
515,000		JPMorgan Chase & Co., 4.250%, 10/01/27	515,446	0.0
665,000		JPMorgan Chase & Co., 5.000%, 12/29/49	632,581	0.0
1,120,000		JPMorgan Chase & Co., 5.300%, 12/29/49	1,118,600	0.1
1,825,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,836,589	0.1
443,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	434,828	0.0
1,830,000		Lazard Group LLC, 3.750%, 02/13/25	1,691,793	0.1
2,000,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	1,859,470	0.1
375,000		Lloyds Bank PLC, 2.300%, 11/27/18	376,843	0.0
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	527,608	0.0
285,000		Markel Corp., 5.000%, 03/30/43	285,054	0.0
275,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/23	284,761	0.0
715,000		MetLife, Inc., 4.600%, 05/13/46	721,337	0.0
1,076,000		MGIC Investment Corp., 2.000%, 04/01/20	1,501,020	0.1
2,779,000		MGIC Investment Corp., 5.000%, 05/01/17	2,872,791	0.2
2,360,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,434,836	0.1
2,975,000		Morgan Stanley, 2.375%, 07/23/19	2,968,205	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/25	1,073,983	0.1

25

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
560,000		Morgan Stanley, 6.375%, 07/24/42	694,433	0.0
165,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	166,759	0.0
1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,522,372	0.1
1,293,000		Old Republic International Corp., 3.750%, 03/15/18	1,643,726	0.1
400,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/24	401,160	0.0
2,545,000		PNC Bank NA, 1.300%, 10/03/16	2,550,632	0.1
275,000		Prudential Financial, Inc., 5.100%, 08/15/43	287,585	0.0
648,000		Radian Group, Inc., 2.250%, 03/01/19	837,945	0.1
1,607,000	L	Radian Group, Inc., 3.000%, 11/15/17	2,019,798	0.1
125,000		Realty Income Corp., 2.000%, 01/31/18	125,130	0.0
525,000		Reinsurance Group of America, Inc., 4.700%, 09/15/23	554,672	0.0
1,360,000	#	Societe Generale SA, 2.625%, 09/16/20	1,360,768	0.1
805,000	#	Societe Generale SA, 5.000%, 01/17/24	822,291	0.1
1,025,000	#	Societe Generale SA, 5.625%, 11/24/45	984,747	0.1
1,100,000		Sumitomo Mitsui Banking Corp., 2.650%, 07/23/20	1,100,069	0.1
3,535,000		Suntrust Bk., 3.600%, 04/15/16	3,553,304	0.2
445,000		Travelers Cos, Inc./The, 4.600%, 08/01/43	468,601	0.0
170,000		Ventas Realty L.P. / Ventas Capital Corp., 4.250%, 03/01/22	175,592	0.0
1,255,000		Visa, Inc., 3.150%, 12/14/25	1,259,218	0.1
1,020,000		Visa, Inc., 4.150%, 12/14/35	1,031,741	0.1
585,000		Visa, Inc., 4.300%, 12/14/45	594,437	0.0
140,000		Wells Fargo & Co., 1.500%, 01/16/18	139,470	0.0
965,000		Wells Fargo & Co., 3.550%, 09/29/25	975,029	0.1
2,285,000		Wells Fargo & Co., 3.900%, 05/01/45	2,112,119	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/26	475,063	0.0
2,000,000		Wells Fargo & Co., 4.650%, 11/04/44	1,950,442	0.1
350,000		WR Berkley Corp., 4.625%, 03/15/22	370,300	0.0
			99,609,084	5.5

		Industrial: 0.9%
1,105,000	#	Aviation Capital Group Corp., 2.875%, 09/17/18	1,100,041	0.1
1,095,000	#	Aviation Capital Group Corp., 4.875%, 10/01/25	1,089,656	0.1
435,000	#	BAE Systems Holdings, Inc., 2.850%, 12/15/20	434,571	0.0
1,335,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/43	1,412,214	0.1
500,000		Canadian National Railway Co., 5.800%, 06/01/16	510,227	0.0
330,000		CSX Corp., 5.500%, 04/15/41	364,775	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	1,002,140	0.1
295,000		FedEx Corp., 4.900%, 01/15/34	303,952	0.0
605,000		FedEx Corp., 5.100%, 01/15/44	628,775	0.0
156,000		L-3 Communications Corp., 3.950%, 05/28/24	148,538	0.0
1,535,000		Lockheed Martin Corp., 2.125%, 09/15/16	1,545,730	0.1
304,000		Northrop Grumman Corp., 3.850%, 04/15/45	274,479	0.0
703,000		Packaging Corp. of America, 4.500%, 11/01/23	739,704	0.1
510,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.500%, 03/15/16	510,910	0.0
545,000		Pentair Finance SA, 5.000%, 05/15/21	568,922	0.0
285,000		Precision Castparts Corp., 2.500%, 01/15/23	275,460	0.0
1,075,000		Thermo Fisher Scientific, Inc., 2.250%, 08/15/16	1,081,068	0.1
157,000		Union Pacific Corp., 3.646%, 02/15/24	164,124	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/45	725,516	0.1
375,000		Union Pacific Corp., 4.850%, 06/15/44	407,902	0.0
550,000		Valmont Industries, Inc., 5.000%, 10/01/44	481,315	0.0
2,193,000		Valmont Industries, Inc., 5.250%, 10/01/54	1,875,798	0.1
752,000		Waste Management, Inc., 3.900%, 03/01/35	705,435	0.0
			16,351,252	0.9

		Technology: 3.3%
1,146,000		Apple, Inc., 2.150%, 02/09/22	1,113,679	0.1
7,292,000	L	Citrix Systems, Inc., 0.500%, 04/15/19	7,966,510	0.4
340,000		Computer Sciences Corp., 4.450%, 09/15/22	349,303	0.0
2,055,000	#	Hewlett Packard Enterprise Co., 2.850%, 10/05/18	2,055,600	0.1
1,025,000	#	HP Enterprise Co., 6.200%, 10/15/35	989,950	0.1
5,367,000	L	Lam Research Corp., 1.250%, 05/15/18	7,711,708	0.4
960,000		Lam Research Corp., 3.800%, 03/15/25	906,120	0.0
2,788,000	#	Microchip Technology, Inc., 1.625%, 02/15/25	2,784,515	0.2
5,485,000	L	Micron Technology, Inc., 3.000%, 11/15/43	4,586,831	0.3

26

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
649,000		Microsoft Corp., 3.500%, 02/12/35	601,142	0.0
3,387,000		NetSuite, Inc., 0.250%, 06/01/18	3,353,130	0.2
1,613,000	#	Nuance Communications, Inc., 1.000%, 12/15/35	1,559,569	0.1
6,651,000		NVIDIA Corp., 1.000%, 12/01/18	11,111,327	0.6
5,271,000	#,L	ON Semiconductor Corp., 1.000%, 12/01/20	4,934,974	0.3
1,005,000		Oracle Corp., 4.300%, 07/08/34	1,000,957	0.1
330,000		Pitney Bowes, Inc., 4.625%, 03/15/24	323,978	0.0
6,090,000		SanDisk Corp., 0.500%, 10/15/20	6,333,600	0.3
540,000		Seagate HDD Cayman, 4.750%, 01/01/25	450,693	0.0
1,146,000	#	Seagate HDD Cayman, 5.750%, 12/01/34	803,900	0.0
1,141,000	L	Xerox Corp., 4.800%, 03/01/35	1,046,267	0.1
			59,983,753	3.3

		Utilities: 0.1%
1,384,000		Georgia Power Co., 3.000%, 04/15/16	1,391,757	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/44	575,576	0.0
			1,967,333	0.1

	Total Corporate Bonds/Notes (Cost $361,965,373)		359,514,801	19.8

MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	208,423	0.0
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/57	382,548	0.0

	Total Municipal Bonds (Cost $503,978)		590,971	0.0

U.S. TREASURY OBLIGATIONS: 9.8%
		U.S. Treasury Bonds: 1.6%
13,689,300		2.875%, due 08/15/45	13,272,735	0.7
16,308,200		2.250%, due 11/15/25	16,273,300	0.9
			29,546,035	1.6

		U.S. Treasury Notes: 8.2%
120,000		0.875%, due 04/30/17	119,973	0.0
55,323,000	L	0.875%, due 11/30/17	55,172,577	3.1
56,840,000		1.250%, due 12/15/18	56,731,095	3.1
34,683,000		1.625%, due 11/30/20	34,489,850	1.9
1,631,000		2.000%, due 11/30/22	1,622,290	0.1
180,000		2.625%, due 11/15/20	187,119	0.0
			148,322,904	8.2

	Total U.S. Treasury Obligations (Cost $178,184,204)		177,868,939	9.8

FOREIGN GOVERNMENT BONDS: 0.1%
150,000	#	Electricite de France SA, 4.600%, 01/27/20	161,786	0.0
620,000	#	Electricite de France SA, 4.875%, 01/22/44	595,288	0.0
640,000	#	Electricite de France SA, 5.625%, 12/29/49	611,040	0.1

	Total Foreign Government Bonds (Cost $1,383,604)		1,368,114	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
		Federal Home Loan Mortgage Corporation: 0.1%##
2,400,000		4.875%, due 06/13/18	2,607,523	0.1

		Federal National Mortgage Association: 0.1%##
915,000		6.625%, due 11/15/30	1,298,434	0.1

	Total U.S. Government Agency Obligations (Cost $3,513,788)		3,905,957	0.2

	Total Long-Term Investments (Cost $1,716,593,503)		1,724,699,607	95.1

SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc: 4.0%
1,931,950		BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $1,932,016, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $1,970,589, due 06/09/16-05/20/45)	1,931,950	0.1
17,303,564		Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $17,304,209, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $17,649,636, due 01/15/16-04/01/51)	17,303,564	0.9

27

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
11,893,669	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $11,894,047, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $12,131,576, due 11/15/44)	11,893,669	0.7
17,303,564	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $17,304,133, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $17,649,635, due 06/13/16-03/01/44)	17,303,564	1.0
17,303,564	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $17,304,190, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $17,649,635, due 01/15/16-10/20/65)	17,303,564	0.9
7,120,141	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $7,120,461, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,267,774, due 01/15/17-02/15/42)	7,120,141	0.4
		72,856,452	4.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
82,471,643	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $82,471,643)	82,471,643	4.6

	Total Short-Term Investments (Cost $155,328,095)	155,328,095	8.6

	Total Investments in Securities (Cost $1,871,921,598)	$1,880,027,702	103.7
	Liabilities in Excess of Other Assets	(66,940,320)	(3.7)
	Net Assets	$1,813,087,382	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $1,875,786,971.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$121,537,596
Gross Unrealized Depreciation	(117,296,865)

Net Unrealized Appreciation	$4,240,731

28

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.8%
		Consumer Discretionary: 17.8%
10,080	@	Autozone, Inc.	7,478,453	1.2
113,310	@	Bed Bath & Beyond, Inc.	5,467,207	0.9
216,930		Best Buy Co., Inc.	6,605,518	1.1
79,779		CBS Corp. - Class B	3,759,984	0.6
108,110	@	Dish Network Corp. - Class A	6,181,730	1.0
71,870		Expedia, Inc.	8,933,441	1.4
233,700		Gap, Inc.	5,772,390	0.9
75,420		Genuine Parts Co.	6,477,824	1.1
152,095	@	Jarden Corp.	8,687,666	1.4
189,270		Kohl's Corp.	9,014,930	1.5
67,476	L	Marriott International, Inc.	4,523,591	0.7
58,860	@	Mohawk Industries, Inc.	11,147,495	1.8
85,710	L	Nordstrom, Inc.	4,269,215	0.7
65,130		PVH Corp.	4,796,825	0.8
12,539		Starwood Hotels & Resorts Worldwide, Inc.	868,702	0.1
194,960		TEGNA, Inc.	4,975,379	0.8
84,840		Tiffany & Co.	6,472,444	1.0
146,650		Time, Inc.	2,298,006	0.4
41,280		VF Corp.	2,569,680	0.4
			110,300,480	17.8

		Consumer Staples: 6.3%
40,250		Constellation Brands, Inc.	5,733,210	0.9
80,880		Dr Pepper Snapple Group, Inc.	7,538,016	1.2
62,633		Edgewell Personal Care Co.	4,908,548	0.8
65,763		Energizer Holdings, Inc.	2,239,888	0.4
50,770		Hershey Co.	4,532,238	0.7
218,340		Kroger Co.	9,133,162	1.5
663,420	@	Rite Aid Corp.	5,201,213	0.8
			39,286,275	6.3

		Energy: 3.5%
377,390		Columbia Pipeline Group, Inc.	7,547,800	1.2
158,130		EQT Corp.	8,243,317	1.3
105,650		PBF Energy, Inc.	3,888,976	0.6
299,550	@,L	Southwestern Energy Co.	2,129,801	0.4
			21,809,894	3.5

		Financials: 33.0%
9,153		Alleghany Corp.	4,374,493	0.7
219,200		Ally Financial, Inc.	4,085,888	0.7
111,190		American Campus Communities, Inc.	4,596,594	0.7
156,530		American Homes 4 Rent	2,607,790	0.4
72,590		Ameriprise Financial, Inc.	7,725,028	1.2
43,220		AvalonBay Communities, Inc.	7,958,099	1.3
37,400		Boston Properties, Inc.	4,769,996	0.8
224,930		Brixmor Property Group, Inc.	5,807,693	0.9
51,840		Chubb Corp.	6,876,058	1.1
207,740		Citizens Financial Group, Inc.	5,440,711	0.9
494,320		Fifth Third Bancorp	9,935,832	1.6
86,230		First Republic Bank/San Francisco CA	5,696,354	0.9
218,740		General Growth Properties, Inc.	5,951,915	1.0
175,240		Hartford Financial Services Group, Inc.	7,615,930	1.2
92,990		HCP, Inc.	3,555,938	0.6
220,290		Huntington Bancshares, Inc.	2,436,407	0.4
172,650		Invesco Ltd.	5,780,322	0.9
287,150		Kimco Realty Corp.	7,597,989	1.2
72,060		LaSalle Hotel Properties	1,813,030	0.3
76,860		Legg Mason, Inc.	3,015,218	0.5
266,930		Loews Corp.	10,250,112	1.6
91,233		M&T Bank Corp.	11,055,615	1.8
158,880		Marsh & McLennan Cos., Inc.	8,809,896	1.4
62,060		Northern Trust Corp.	4,473,905	0.7
150,342		Outfront Media, Inc.	3,281,966	0.5
88,080		Progressive Corp.	2,800,944	0.5
160,460		Rayonier, Inc.	3,562,212	0.6
64,980		Regency Centers Corp.	4,426,438	0.7
220,540		SunTrust Bank	9,447,934	1.5
101,300		T. Rowe Price Group, Inc.	7,241,937	1.2
177,890		Unum Group	5,921,958	1.0
72,776		Vornado Realty Trust	7,274,689	1.2
168,930		Weyerhaeuser Co.	5,064,521	0.8
30,860		WP Carey, Inc.	1,820,740	0.3
49,270		WR Berkley Corp.	2,697,532	0.4
190,830		XL Group Plc	7,476,719	1.2
69,220		Zions Bancorp.	1,889,706	0.3
			205,138,109	33.0

		Health Care: 5.4%
77,710		AmerisourceBergen Corp.	8,059,304	1.3
57,570		Cigna Corp.	8,424,218	1.4
31,120	@	Henry Schein, Inc.	4,922,873	0.8
46,780		Humana, Inc.	8,350,698	1.3
32,780		Universal Health Services, Inc.	3,916,882	0.6
			33,673,975	5.4

		Industrials: 9.3%
110,880		Ametek, Inc.	5,942,059	1.0
80,430		Carlisle Cos., Inc.	7,133,337	1.1
48,830	@	Equifax, Inc.	5,438,197	0.9
109,850		Fortune Brands Home & Security, Inc.	6,096,675	1.0
73,130		Hubbell, Inc.	7,389,055	1.2
93,440		IDEX Corp.	7,158,438	1.1
97,080		MSC Industrial Direct Co.	5,462,692	0.9
67,520		Regal-Beloit Corp.	3,951,270	0.6
165,905	@	Rexnord Corp.	3,006,199	0.5
35,321		Snap-On, Inc.	6,055,079	1.0
			57,633,001	9.3

		Information Technology: 9.3%
113,700		Amphenol Corp.	5,938,551	1.0
106,680		Analog Devices, Inc.	5,901,538	0.9

29

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
179,610	@	Arrow Electronics, Inc.	9,731,270	1.6
124,606	@	CommScope Holding Co., Inc.	3,226,049	0.5
152,596		Jack Henry & Associates, Inc.	11,911,644	1.9
59,690		KLA-Tencor Corp.	4,139,501	0.7
28,100	@,L	Match Group, Inc.	380,755	0.1
208,050	@	Synopsys, Inc.	9,489,161	1.5
143,966		Xilinx, Inc.	6,762,083	1.1
			57,480,552	9.3

		Materials: 5.4%
36,940		Airgas, Inc.	5,109,541	0.8
69,898		Albemarle Corp.	3,914,987	0.6
77,750		Ball Corp.	5,654,758	0.9
18,620		Sherwin-Williams Co.	4,833,752	0.8
148,045		Silgan Holdings, Inc.	7,952,977	1.3
129,620		WestRock Co.	5,913,264	1.0
			33,379,279	5.4

		Utilities: 10.8%
447,510		Centerpoint Energy, Inc.	8,216,284	1.3
200,000		CMS Energy Corp.	7,216,000	1.2
95,940		Edison International	5,680,607	0.9
230,914		Energen Corp.	9,465,165	1.5
80,730		National Fuel Gas Co.	3,451,207	0.6
425,650		Questar Corp.	8,291,662	1.3
40,900		Sempra Energy	3,845,009	0.6
115,600		WEC Energy Group, Inc.	5,931,436	0.9
184,520		Westar Energy, Inc.	7,825,493	1.3
203,990		Xcel Energy, Inc.	7,325,281	1.2
			67,248,144	10.8

	Total Common Stock
	(Cost $512,997,428)		625,949,709	100.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc: 1.8%
2,149,083	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $2,149,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,192,065, due 06/09/16-05/20/45)	2,149,083	0.4
2,689,559	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $2,689,659, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $2,743,350, due 01/15/16-04/01/51)	2,689,559	0.4
2,689,559	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/15, 0.37%, due 01/04/16 (Repurchase Amount $2,689,668, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,743,351, due 03/31/21-02/15/44)	2,689,559	0.4
2,689,559	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $2,689,656, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,743,350, due 01/15/16-10/20/65)	2,689,559	0.4
1,106,604	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,106,654, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,129,549, due 01/15/17-02/15/42)	1,106,604	0.2
		11,324,364	1.8

30

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
1,863,222	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $1,863,222)	1,863,222	0.3

	Total Short-Term Investments
	(Cost $13,187,586)	13,187,586	2.1

	Total Investments in Securities (Cost $526,185,014)	$639,137,295	102.9
	Liabilities in Excess of Other Assets	(17,871,774)	(2.9)
	Net Assets	$621,265,521	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $527,325,111.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$151,428,286
Gross Unrealized Depreciation	(39,616,102)

Net Unrealized Appreciation	$111,812,184

31

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Brazil: 0.8%
428,350	@	Embraer SA ADR	12,653,459	0.8

		China: 1.7%
634,217	@	JD.com, Inc. ADR	20,463,012	1.3
100,310	@,L	Qihoo 360 Technology Co. Ltd. ADR	7,303,571	0.4
			27,766,583	1.7

		Denmark: 0.3%
127,522	L	FLSmidth & Co. A/S	4,430,752	0.3

		France: 4.6%
183,818		LVMH Moet Hennessy Louis Vuitton SE	28,872,492	1.8
112,560		Kering	19,245,047	1.2
320,940		Societe Generale	14,789,683	0.9
227,644	L	Technip S.A.	11,320,858	0.7
			74,228,080	4.6

		Germany: 7.4%
163,361		Allianz SE	28,797,111	1.8
185,954		Bayer AG	23,223,990	1.4
577,566		Deutsche Bank AG	14,026,078	0.9
87,228		Linde AG	12,600,890	0.8
396,008		SAP SE	31,424,663	2.0
80,225		Siemens AG	7,761,480	0.5
			117,834,212	7.4

		India: 3.2%
10,626,808		DLF Ltd.	18,535,741	1.2
2,515,850		ICICI Bank Ltd. ADR	19,699,105	1.2
2,081,880		Zee Telefilms Ltd.	13,723,719	0.8
			51,958,565	3.2

		Italy: 1.5%
4,230,895	@	Banca Monte dei Paschi di Siena SpA	5,600,946	0.4
268,717	L	Brunello Cucinelli SpA	4,750,110	0.3
302,841		Prysmian S.p.A.	6,616,848	0.4
88,264	L	Tod's S.p.A.	6,966,130	0.4
			23,934,034	1.5

		Japan: 12.4%
1,340,100		Dai-ichi Life Insurance Co., Ltd.	22,296,167	1.4
63,600		Fanuc Ltd.	10,957,636	0.7
962,100		KDDI Corp.	24,985,925	1.6
47,751		Keyence Corp.	26,244,196	1.6
379,600		Kyocera Corp.	17,628,827	1.1
252,300		Murata Manufacturing Co., Ltd.	36,301,250	2.3
330,900		Nidec Corp.	23,995,541	1.5
26,500		Nintendo Co., Ltd.	3,644,018	0.2
1,319,300		Nomura Holdings, Inc.	7,348,574	0.4
452,700		Sumitomo Mitsui Financial Group, Inc.	17,085,373	1.1
272,500		Suzuki Motor Corp.	8,279,590	0.5
			198,767,097	12.4

		Mexico: 0.5%
94,472	@	Fomento Economico Mexicano SAB de CV ADR	8,724,489	0.5

		Netherlands: 2.3%
543,083		Airbus Group SE	36,597,137	2.3

		Spain: 3.2%
1,760,079		Banco Bilbao Vizcaya Argentaria S.A.	12,860,591	0.8
883,343		Industria de Diseno Textil SA	30,346,641	1.9
687,083		Repsol YPF S.A.	7,564,322	0.5
			50,771,554	3.2

		Sweden: 3.1%
1,296,882		Assa Abloy AB	27,147,251	1.7
2,379,402		Telefonaktiebolaget LM Ericsson	22,940,542	1.4
			50,087,793	3.1

		Switzerland: 5.1%
877,446	@	Credit Suisse Group AG	18,901,910	1.2
219,245		Nestle S.A.	16,275,708	1.0
54,233		Roche Holding AG	15,028,421	1.0
1,582,016		UBS Group AG	30,690,275	1.9
			80,896,314	5.1

		United Kingdom: 5.6%
2,784,375	@	Circassia Pharmaceuticals Plc	13,106,466	0.8
6,224,814	L	Earthport PLC	2,271,227	0.1
480,187	@,L	International Game Technology PLC	7,769,426	0.5
1,241,676		Prudential PLC	27,974,492	1.8
148,570		Shire PLC	10,193,062	0.6
667,635		Unilever PLC	28,636,476	1.8
			89,951,149	5.6

		United States: 45.1%
147,760		3M Co.	22,258,566	1.4
289,330	@,L	Acadia Pharmaceuticals, Inc.	10,314,615	0.6
375,173	@	Adobe Systems, Inc.	35,243,752	2.2
358,940		Aetna, Inc.	38,808,593	2.4
46,230	@	Alphabet, Inc. - Class A	35,967,402	2.2
47,957		Alphabet, Inc. - Class C	36,393,608	2.3
193,280		Anthem, Inc.	26,950,963	1.7
55,680	@	Biogen, Inc.	17,057,568	1.1
123,910	@	BioMarin Pharmaceutical, Inc.	12,980,812	0.8
113,250	@	Bluebird Bio, Inc.	7,272,915	0.5
766,730	@,L	Celldex Therapeutics, Inc.	12,022,326	0.8
28,940		Cigna Corp.	4,234,790	0.3
662,210		Citigroup, Inc.	34,269,368	2.1
107,470	@,L	Clovis Oncology, Inc.	3,761,450	0.2
518,870		Colgate-Palmolive Co.	34,567,119	2.2
624,570	@	eBay, Inc.	17,163,184	1.1
223,440		Emerson Electric Co.	10,687,135	0.7
277,620	@	Facebook, Inc.	29,055,709	1.8
351,160		FNF Group	12,174,717	0.8
212,960		Gilead Sciences, Inc.	21,549,422	1.3
131,290		Goldman Sachs Group, Inc.	23,662,397	1.5
8,350		Humana, Inc.	1,490,559	0.1

32

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
304,760		Intuit, Inc.	29,409,340	1.8
109,230	@,L	Ionis Pharmaceuticals, Inc.	6,764,614	0.4
250,260	@	MacroGenics, Inc.	7,750,552	0.5
836,080		Maxim Integrated Products	31,771,040	2.0
87,150		McDonald's Corp.	10,295,901	0.6
429,360		McGraw-Hill Cos., Inc.	42,326,309	2.6
96,220		Medivation, Inc.	4,651,275	0.3
624,570	@	PayPal Holdings, Inc.	22,609,434	1.4
159,030		St. Jude Medical, Inc.	9,823,283	0.6
2,493,850	@,L	SunEdison, Inc.	12,693,697	0.8
100,411	@,L	Theravance Biopharma, Inc.	1,645,736	0.1
240,720		Tiffany & Co.	18,364,529	1.1
211,090		United Parcel Service, Inc. - Class B	20,313,191	1.3
61,810	@	Vertex Pharmaceuticals, Inc.	7,777,552	0.5
286,590		Walt Disney Co.	30,114,877	1.9
166,470		Zimmer Biomet Holdings, Inc.	17,078,157	1.1
			721,276,457	45.1

	Total Common Stock
	(Cost $1,001,566,910)		1,549,877,675	96.8

PREFERRED STOCK: 1.9%
		Germany: 1.8%
349,294		Bayerische Motoren Werke AG	29,223,948	1.8

		India: 0.1%
50,809,899		Zee Entertainment Enterprises Ltd.	691,226	0.1

	Total Preferred Stock
	(Cost $13,137,519)		29,915,174	1.9

RIGHTS: 0.0%
		Spain: 0.0%
687,083	@	Repsol SA	342,731	0.0

	Total Rights
	(Cost $349,653)		342,731	0.0

	Total Long-Term Investments
	(Cost $1,015,054,082)		1,580,135,580	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc: 3.1%
11,681,399	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $11,681,783, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $11,915,027, due 06/06/16-05/04/37)	11,681,399	0.8
11,681,399	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $11,681,834, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $11,915,027, due 01/15/16-04/01/51)	11,681,399	0.7
9,333,582	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $9,333,879, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $9,520,280, due 11/15/44)	9,333,582	0.6
11,681,399	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $11,681,821, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $11,915,027, due 01/15/16-10/20/65)	11,681,399	0.7

33

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,806,633	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,806,849, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,906,296, due 01/15/17-02/15/42)	4,806,633	0.3
		49,184,412	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
23,288,328	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $23,288,328)	23,288,328	1.4

	Total Short-Term Investments
	(Cost $72,472,740)	72,472,740	4.5

	Total Investments in Securities (Cost $1,087,526,822)	$1,652,608,320	103.2
	Liabilities in Excess of Other Assets	(52,006,727)	(3.2)
	Net Assets	$1,600,601,593	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $1,099,378,453.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$629,223,136
Gross Unrealized Depreciation	(75,993,269)

Net Unrealized Appreciation	$553,229,867

34

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 83.2%
		Basic Materials: 2.6%
50,000	#	Blue Cube Spinco, Inc., 9.750%, 10/15/23	54,187	0.1
50,000	#	Blue Cube Spinco, Inc., 10.000%, 10/15/25	55,250	0.1
225,000	#	Cliffs Natural Resources, Inc., 8.250%, 03/31/20	172,687	0.2
375,000	#	Evolution Escrow Issuer LLC, 7.500%, 03/15/22	218,438	0.2
195,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	138,450	0.1
219,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	84,863	0.1
60,000		Hexion US Finance Corp., 6.625%, 04/15/20	47,250	0.0
300,000	#	IAMGOLD Corp., 6.750%, 10/01/20	190,500	0.2
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	194,750	0.2
155,000		Millar Western Forest Products Ltd., 8.500%, 04/01/21	81,375	0.1
80,000	#	Prince Mineral Holding Corp., 11.500%, 12/15/19	58,000	0.1
410,000		Resolute Forest Products, Inc., 5.875%, 05/15/23	300,325	0.3
410,000		Tronox Finance LLC, 6.375%, 08/15/20	248,788	0.3
120,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	107,400	0.1
295,000		United States Steel Corp., 7.500%, 03/15/22	146,025	0.1
240,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	243,000	0.2
155,000		Xerium Technologies, Inc., 8.875%, 06/15/18	152,210	0.2
			2,493,498	2.6

		Communications: 12.0%
200,000	#	Altice Financing SA, 6.625%, 02/15/23	198,000	0.2
200,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	201,000	0.2
550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	573,031	0.6
210,000	#	CCOH Safari LLC, 5.750%, 02/15/26	211,050	0.2
580,000		CenturyLink, Inc., 6.450%, 06/15/21	568,400	0.6
155,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	149,575	0.2
115,000	#	CommScope, Inc., 5.500%, 06/15/24	109,681	0.1
120,000	#	CommScope, Inc., 5.000%, 06/15/21	115,500	0.1
330,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	278,850	0.3
400,000		Equinix, Inc., 5.375%, 01/01/22	412,000	0.4
195,000		Equinix, Inc., 5.375%, 04/01/23	199,875	0.2
245,000		Finisar Corp., 0.500%, 12/15/33	228,156	0.2
50,000	#	FireEye, Inc., 1.000%, 06/01/35	42,781	0.0
50,000	#	FireEye, Inc., 1.625%, 06/01/35	40,344	0.0
218,000		Frontier Communications Corp., 8.500%, 04/15/20	219,090	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	516,150	0.5
65,000	#	Frontier Communications Corp., 8.875%, 09/15/20	65,975	0.1
65,000	#	Frontier Communications Corp., 10.500%, 09/15/22	64,756	0.1
200,000		Intelsat Luxembourg SA, 7.750%, 06/01/21	94,000	0.1
275,000		Liberty Media Corp., 1.375%, 10/15/23	270,703	0.3
465,500		McGraw-Hill School Educcation, 6.250%, 12/17/19	458,518	0.5
270,000	#	MDC Partners, Inc., 6.750%, 04/01/20	279,112	0.3
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	88,613	0.1
125,000		NeuStar, Inc., 4.500%, 01/15/23	100,750	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	194,500	0.2
350,000		Quebecor Media, Inc., 5.750%, 01/15/23	353,938	0.4
480,000		Shutterfly, Inc., 0.250%, 05/15/18	465,000	0.5
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	167,238	0.2
1,670,000		Sprint Corp., 7.250%, 09/15/21	1,248,325	1.3
245,000	#	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 03/01/24	236,425	0.2
425,000		TEGNA, Inc., 6.375%, 10/15/23	449,437	0.5
70,000		T-Mobile USA, Inc., 6.500%, 01/15/24	71,575	0.1
100,000		T-Mobile USA, Inc., 6.500%, 01/15/26	101,199	0.1
100,000		T-Mobile USA, Inc., 6.633%, 04/28/21	104,750	0.1
155,000		Twitter, Inc., 0.250%, 09/15/19	132,428	0.1

35

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
58,291		Univision Communications, Inc., 4.000%, 03/01/20	57,174	0.1
160,000	#	Univision Communications, Inc., 5.125%, 02/15/25	152,400	0.2
269,328		Virgin Media Investment Holding Ltd., 3.500%, 06/30/23	264,054	0.3
315,000		WebMD Health Corp., 1.500%, 12/01/20	353,391	0.4
600,000		WebMD Health Corp., 2.500%, 01/31/18	620,250	0.6
279,348		West Corp., 3.250%, 06/30/18	275,158	0.3
375,000		Windstream Corp., 6.375%, 08/01/23	271,406	0.3
360,000		Windstream Corp., 7.500%, 06/01/22	277,650	0.3
200,000		Windstream Corp., 7.750%, 10/15/20	169,250	0.2
			11,451,458	12.0

		Consumer, Cyclical: 11.4%
245,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	249,287	0.3
335,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	347,562	0.4
300,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	290,625	0.3
342,250		Camping World, 5.750%, 02/20/20	340,111	0.3
285,000		DR Horton, Inc., 5.750%, 08/15/23	305,235	0.3
315,000	#	DriveTime Automotive Group, Inc. / DT Acceptance Corp., 8.000%, 06/01/21	281,925	0.3
173,022		Federal Mogul Corp., 4.750%, 12/27/15	153,038	0.2
100,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	85,500	0.1
375,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.750%, 01/15/22	317,812	0.3
345,000		Global Partners L.P. / GLP Finance Corp., 6.250%, 07/15/22	277,725	0.3
265,000		Global Partners L.P. / GLP Finance Corp., 7.000%, 06/15/23	218,625	0.2
300,000		Group 1 Automotive, Inc., 5.000%, 06/01/22	298,500	0.3
380,000		Jarden Corp., 1.125%, 03/15/34	468,112	0.5
406,000	#	JLL/Delta Dutch Newco BV, 7.500%, 02/01/22	397,372	0.4
650,000		KB Home, 1.375%, 02/01/19	584,594	0.6
400,000		KB Home, 7.000%, 12/15/21	396,500	0.4
245,000		KB Home, 7.500%, 09/15/22	245,000	0.3
98,987		Landrys, Inc., 4.000%, 04/24/18	98,632	0.1
250,000		Lennar Corp., 4.500%, 06/15/19	255,469	0.3
465,000		Lennar Corp., 4.750%, 11/15/22	463,372	0.5
100,000		LKQ Corp., 4.750%, 05/15/23	94,250	0.1
310,000		MDC Holdings, Inc., 5.500%, 01/15/24	314,650	0.3
145,000		Meritage Homes Corp., 7.000%, 04/01/22	152,613	0.2
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	306,000	0.3
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	205,000	0.2
665,000		Outerwall, Inc., 5.875%, 06/15/21	548,625	0.6
270,000		Regal Entertainment Group, 5.750%, 02/01/25	261,563	0.3
150,000		Regal Entertainment Group, 5.750%, 03/15/22	150,563	0.1
330,000		Ryland Group, Inc., 0.250%, 06/01/19	296,794	0.3
130,000		Ryland Group, Inc., 5.375%, 10/01/22	131,300	0.1
185,000	#	Sabre GLBL, Inc., 5.250%, 11/15/23	183,844	0.2
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	71,250	0.1
1,315,000		Scientific Games International, Inc., 10.000%, 12/01/22	940,225	1.0
75,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	77,250	0.1
235,000		CalAtlantic Group, Inc., 1.250%, 08/01/32	262,025	0.3
427,802		Tower Automotive Holdings - TL B 1L, 4.000%, 04/17/20	410,690	0.4
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	233,363	0.2
160,000	#	ZF North America Capital, Inc., 4.750%, 04/29/25	153,000	0.2
			10,868,001	11.4

		Consumer, Non-cyclical: 18.3%
116,032		AdvancePierre Foods - TL L, 5.750%, 07/10/17	116,003	0.1
140,000		Alere, Inc., 3.000%, 05/15/16	145,425	0.2
570,000		Alliance One International, Inc., 9.875%, 07/15/21	421,087	0.4
155,000		Ascent Capital Group, Inc., 4.000%, 07/15/20	102,009	0.1
69,612		BioScrip, Inc. - TL B DD, 6.500%, 07/31/20	63,782	0.1
119,732		BioScrip, Inc. - TL B, 6.500%, 07/31/20	109,704	0.1
225,000		BioScrip, Inc., 8.875%, 02/15/21	180,000	0.2
115,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	154,244	0.2
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	194,575	0.2

36

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
490,000		Cardtronics, Inc., 1.000%, 12/01/20	457,231	0.5
120,000		Carriage Services, Inc., 2.750%, 03/15/21	141,975	0.1
225,000	#	Cenveo Corp., 6.000%, 08/01/19	159,750	0.2
290,000		Cepheid, 1.250%, 02/01/21	259,006	0.3
67,000		Chiquita Brands International, Inc. / Chiquita Brands LLC, 7.875%, 02/01/21	70,434	0.1
70,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	66,762	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	880,875	0.9
375,000	#	Cimpress NV, 7.000%, 04/01/22	361,406	0.4
225,000		Constellation Brands, Inc., 3.750%, 05/01/21	226,125	0.2
275,000		Constellation Brands, Inc., 4.250%, 05/01/23	275,687	0.3
305,000	#	Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 05/15/20	251,625	0.3
430,000		Del Monte Foods Company, 8.250%, 07/26/21	354,033	0.4
310,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	307,675	0.3
32,000		DynCorp International, Inc., 10.375%, 07/01/17	23,840	0.0
411,000		Emergent Biosolutions, Inc., 2.875%, 01/15/21	567,437	0.6
315,000	#	Endo Finance LLC, 5.750%, 01/15/22	307,125	0.3
140,000	#	Endo Finance LLC, 5.875%, 01/15/23	137,900	0.1
180,000		Endologix, Inc., 2.250%, 12/15/18	146,362	0.2
115,000		Endologix, Inc., 3.250%, 11/01/20	125,278	0.1
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	260,469	0.3
350,000		FTI Consulting, Inc., 6.000%, 11/15/22	367,937	0.4
270,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	265,950	0.3
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	250,237	0.3
120,000	#	Immunomedics, Inc., 4.750%, 02/15/20	95,775	0.1
390,000	#	Impax Laboratories, Inc., 2.000%, 06/15/22	384,150	0.4
490,000		Insulet Corp., 2.000%, 06/15/19	508,681	0.5
290,000	#	Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22	271,512	0.3
200,000		Jazz Investments I Ltd., 1.875%, 08/15/21	210,250	0.2
255,000		Kindred Healthcare, Inc., 6.375%, 04/15/22	212,606	0.2
240,000		Kindred Healthcare, Inc., 8.000%, 01/15/20	225,600	0.2
333,325		Lantheus Medical Imaging, Inc. - TL B 1L, 7.000%, 06/30/22	306,659	0.3
205,000	#	Medicines Co, 2.500%, 01/15/22	260,863	0.3
144,041		Metaldyne LLC, 3.750%, 10/08/21	142,720	0.1
205,000	#	Molina Healthcare, Inc., 5.375%, 11/15/22	205,513	0.2
100,000		Monitronics International, Inc., 9.125%, 04/01/20	79,750	0.1
124,000		NuVasive, Inc., 2.750%, 07/01/17	169,803	0.2
238,000		PDL BioPharma, Inc., 4.000%, 02/01/18	191,739	0.2
260,000	#	Post Holdings, Inc., 6.000%, 12/15/22	255,775	0.3
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	102,250	0.1
550,000		Post Holdings, Inc., 7.375%, 02/15/22	575,438	0.6
100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	105,000	0.1
245,000		Quidel Corp., 3.250%, 12/15/20	238,722	0.2
255,000	#	Quintiles Transnational Corp., 4.875%, 05/15/23	257,550	0.3
155,000		Rent-A-Center, Inc./TX, 4.750%, 05/01/21	116,638	0.1
250,000		Revlon Consumer Products Corp., 5.750%, 02/15/21	243,125	0.3
100,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	101,969	0.1
235,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	227,363	0.2
335,000		Reynolds Group Issuer, Inc., 8.500%, 05/15/18	331,650	0.3
265,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	267,319	0.3
165,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	165,413	0.2
465,000	#	Sothebys, 5.250%, 10/01/22	425,475	0.4
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	221,850	0.2
202,815		Surgical Care Affiliates, Inc. - TL B 1L, 4.250%, 03/17/22	202,181	0.2
480,000		Theravance, Inc., 2.125%, 01/15/23	361,500	0.4
440,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	444,400	0.5
275,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	259,531	0.3
905,000	#	VRX Escrow Corp., 5.875%, 05/15/23	812,238	0.9
480,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	496,200	0.5
220,000	#	Wright Medical Group, Inc., 2.000%, 02/15/20	228,663	0.2
			17,457,819	18.3

37

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Diversified: 0.2%
230,000	#	Argos Merger Sub, Inc., 7.125%, 03/15/23	228,620	0.2

		Energy: 9.9%
175,000		Antero Resources Corp., 6.000%, 12/01/20	147,000	0.2
350,000		Approach Resources, Inc., 7.000%, 06/15/21	126,000	0.1
235,000		Berry Petroleum Co., 6.375%, 09/15/22	58,162	0.1
185,000		Bonanza Creek Energy, Inc., 5.750%, 02/01/23	97,125	0.1
350,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	306,250	0.3
175,000	#	Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	149,625	0.2
140,000		Chaparral Energy, Inc., 8.250%, 09/01/21	34,300	0.0
173,000	#	Chesapeake Energy Corp., 8.000%, 12/15/22	85,635	0.1
515,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	293,872	0.3
335,000		Comstock Resources, Inc., 7.750%, 04/01/19	51,925	0.1
200,000		Concho Resources, Inc., 5.500%, 04/01/23	186,000	0.2
210,000	#	ContourGlobal Power Holdings SA, 7.125%, 06/01/19	200,025	0.2
115,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	85,100	0.1
270,000		Denbury Resources, Inc., 4.625%, 07/15/23	88,258	0.1
300,000		Denbury Resources, Inc., 5.500%, 05/01/22	101,094	0.1
195,000		EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 06/15/23	98,475	0.1
275,000		EP Energy, LLC, 7.750%, 09/01/22	141,625	0.2
255,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	68,850	0.1
510,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/21	422,025	0.4
2,000		Green Field Energy Services, Inc. - escrow, 11/15/16	–	–
380,000		Gulfport Energy Corp., 7.750%, 11/01/20	342,000	0.4
131,000	#	Halcon Resources Corp., 12.000%, 02/15/22	86,460	0.1
90,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 5.500%, 05/15/22	86,569	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	171,912	0.2
285,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/25	249,375	0.3
200,000		Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.500%, 03/01/20	199,000	0.2
250,380		Jonah Energy, 7.500%, 05/12/21	157,739	0.2
200,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	43,000	0.0
207,000	#	Linn Energy LLC / Linn Energy Finance Corp., 12.000%, 12/15/20	105,570	0.1
110,000		Linn Energy LLC / Linn Energy Finance Corp., 6.250%, 11/01/19	18,700	0.0
345,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.875%, 06/01/25	310,500	0.3
180,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	54,900	0.1
200,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	61,000	0.1
200,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 9.250%, 06/01/21	24,000	0.0
250,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	263,750	0.3
585,000		Noble Energy, Inc., 5.625%, 05/01/21	572,888	0.6
240,000		Noble Energy, Inc., 5.875%, 06/01/22	228,610	0.2
170,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	113,900	0.1
245,000		ONEOK, Inc., 7.500%, 09/01/23	204,575	0.2
240,000		PDC Energy, Inc., 7.750%, 10/15/22	231,600	0.2
285,000		Penn Virginia Corp., 8.500%, 05/01/20	46,312	0.1
275,000		Range Resources Corp., 5.000%, 03/15/23	206,250	0.2
210,000		Rice Energy, Inc., 6.250%, 05/01/22	152,250	0.2
325,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	300,625	0.3
155,000		Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	135,625	0.1
360,000		Sanchez Energy Corp., 7.750%, 06/15/21	221,400	0.2
136,000		SandRidge Energy, Inc., 8.125%, 10/16/22	26,775	0.0
130,000		SEACOR Holdings, Inc., 3.000%, 11/15/28	103,675	0.1
360,000		SolarCity Corp., 1.625%, 11/01/19	292,500	0.3
200,000		Swift Energy Co., 7.875%, 03/01/22	17,000	0.0

38

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
175,000		Swift Energy Co., 8.875%, 01/15/20	14,875	0.0
130,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	100,750	0.1
190,000		Targa Resources Partners L.P., 6.375%, 08/01/22	164,825	0.2
110,000	#	TerraForm Power Operating LLC, 5.875%, 02/01/23	91,575	0.1
300,000		Tesoro Corp., 5.375%, 10/01/22	301,875	0.3
155,000		Unit Corp., 6.625%, 05/15/21	112,375	0.1
210,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	56,700	0.1
295,000		Western Refining Logistics L.P. / WNRL Finance Corp., 7.500%, 02/15/23	283,200	0.3
260,000	#	Whiting Petroleum Corp., 1.250%, 04/01/20	178,100	0.2
150,000		WPX Energy, Inc., 7.500%, 08/01/20	122,250	0.1
235,000		WPX Energy, Inc., 8.250%, 08/01/23	188,588	0.2
			9,384,919	9.9

		Financial: 10.9%
218,276	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	207,362	0.2
72,125		Alliant Holdings I LLC, 4.500%, 08/12/22	70,750	0.1
300,000		Ally Financial, Inc., 4.625%, 03/30/25	297,000	0.3
200,000		Ally Financial, Inc., 4.625%, 05/19/22	201,500	0.2
305,000		Ally Financial, Inc., 5.750%, 11/20/25	309,575	0.3
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	216,000	0.2
325,000		Bank of America Corp., 6.250%, 09/29/49	326,219	0.3
375,000		Bank of America Corp., 6.500%, 10/29/49	395,625	0.4
325,000		Capital One Financial Corp., 5.550%, 12/29/49	324,187	0.3
175,000		Citigroup, Inc., 5.900%, 12/29/49	172,375	0.2
190,000		CNO Financial Group, Inc., 4.500%, 05/30/20	194,275	0.2
311,914		Confie Seguros Holding II - TL 1L, 5.750%, 11/08/18	308,015	0.3
400,000		DuPont Fabros Technology L.P., 5.875%, 09/15/21	418,000	0.4
140,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	143,500	0.2
400,000		Fly Leasing Ltd, 6.375%, 10/15/21	399,500	0.4
250,000	#	Galileo Re Ltd., 7.598%, 01/09/19	252,687	0.3
480,000		Geo Group, Inc./The, 5.875%, 10/15/24	468,000	0.5
300,000		Iron Mountain, Inc., 5.750%, 08/15/24	290,625	0.3
250,000		Kennedy-Wilson, Inc., 5.875%, 04/01/24	241,875	0.3
250,000	#	Kilimanjaro Re Ltd., 4.703%, 04/30/18	247,637	0.3
250,000	#	Kilimanjaro Re Ltd., 9.250%, 12/06/19	251,912	0.3
285,000		MJ Acquisition Corp., 9.000%, 05/08/23	279,471	0.3
350,000		Morgan Stanley, 5.550%, 12/29/49	350,437	0.4
300,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	300,000	0.3
220,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/22	191,125	0.2
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	511,031	0.5
100,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18	97,500	0.1
125,000		Ocwen Financial Corp., 6.625%, 05/15/19	110,625	0.1
435,000	#	Provident Funding Associates L.P. / PFG Finance Corp., 6.750%, 06/15/21	423,038	0.4
250,000	#	Queen Street VII Re Ltd., 8.803%, 04/08/16	251,931	0.3
250,000	#	Residential Reinsurance 2012 Ltd., 5.953%, 12/06/18	254,213	0.3
250,000	#	Residential Reinsurance 2012 Ltd., 12.953%, 12/06/18	261,763	0.3
400,000		Royal Bank of Scotland Group PLC, 8.000%, 12/29/49	424,000	0.4
250,000	#	Sanders Re Ltd., 4.203%, 05/05/17	250,213	0.3
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	157,500	0.2
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	522,375	0.5
250,000		Wells Fargo & Co., 5.875%, 12/31/49	263,438	0.3
			10,385,279	10.9

		Industrial: 10.1%
105,000		AECOM, 5.750%, 10/15/22	108,544	0.1
105,000		AECOM, 5.875%, 10/15/24	107,494	0.1
350,000		AEP Industries, Inc., 8.250%, 04/15/19	361,375	0.4
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	150,937	0.2
208,587	#,&	American Energy - Utica LLC, 3.500%, 03/01/21	7,301	0.0
345,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	346,725	0.4

39

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
397,535	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	393,806	0.4
35,294	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	34,853	0.0
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	280,312	0.3
325,000		Ball Corp., 4.000%, 11/15/23	311,594	0.3
575,000		Ball Corp., 5.250%, 07/01/25	590,094	0.6
350,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	271,250	0.3
85,000	#	Belden, Inc., 5.250%, 07/15/24	78,625	0.1
195,000	#	Belden, Inc., 5.500%, 09/01/22	188,662	0.2
50,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	48,562	0.1
305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	295,850	0.3
300,000	#	Coveris Holding Corp., 10.000%, 06/01/18	286,500	0.3
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	691,200	0.7
100,000		Darling Ingredients, Inc., 5.375%, 01/15/22	98,875	0.1
250,000	#	Dycom Industries, Inc., 0.750%, 09/15/21	246,875	0.3
31,582		Filtration Group, Inc., 8.250%, 11/22/21	30,727	0.0
270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	247,725	0.3
100,000		GCI, Inc., 6.750%, 06/01/21	102,000	0.1
744,000		General Cable Corp., 4.500%, 11/15/29	458,955	0.5
300,000		Golar LNG Ltd., 3.750%, 03/07/17	280,020	0.3
505,000		Griffon Corp., 5.250%, 03/01/22	483,537	0.5
115,000		IAC/InterActiveCorp, 4.875%, 11/30/18	115,719	0.1
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	144,375	0.2
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	325,500	0.3
335,000	#	JMC Steel Group, 8.250%, 03/15/18	223,613	0.2
114,328	#,&	Liberty Tire Recycling LLC, 11.000%, 03/31/21	70,598	0.1
575,000	#	NANA Development Corp., 9.500%, 03/15/19	508,875	0.5
400,000	#	Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21	390,000	0.4
400,000	#	Rexel SA, 5.250%, 06/15/20	414,000	0.4
190,000		SunPower Corp., 0.875%, 06/01/21	166,013	0.2
200,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	158,000	0.2
125,000		Triumph Group, Inc., 5.250%, 06/01/22	101,250	0.1
100,000	#	Videotron Ltd., 5.375%, 06/15/24	100,750	0.1
545,000		Vishay Intertechnology, Inc., 2.250%, 05/15/41	419,309	0.4
			9,640,400	10.1

		Technology: 5.5%
150,000		Advanced Micro Devices, Inc., 6.750%, 03/01/19	109,500	0.1
160,000		Advanced Micro Devices, Inc., 7.500%, 08/15/22	109,600	0.1
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	151,687	0.1
215,000	#	Brocade Communications Systems, Inc., 1.375%, 01/01/20	206,937	0.2
210,000		Brocade Communications Systems, Inc., 4.625%, 01/15/23	200,550	0.2
150,000		Citrix Systems, Inc., 0.500%, 04/15/19	163,875	0.2
375,000	#	Entegris, Inc., 6.000%, 04/01/22	381,094	0.4
74,083		Expert Global Solutions, Inc., 8.500%, 04/03/18	73,712	0.1
420,000	#	First Data Corp., 5.750%, 01/15/24	414,750	0.4
155,000	#	First Data Corp., 7.000%, 12/01/23	155,388	0.2
510,000		j2 Global, Inc., 8.000%, 08/01/20	535,500	0.6
145,000		KEYW Holding Corp., 2.500%, 07/15/19	108,297	0.1
250,000		MedAssets, Inc., 8.000%, 11/15/18	255,000	0.3
395,000		Mentor Graphics Corp., 4.000%, 04/01/31	413,516	0.4
315,000	#	Micron Technology, Inc., 5.250%, 08/01/23	284,288	0.3
250,000	#	MSCI, Inc., 5.250%, 11/15/24	254,375	0.3
265,000		NCR Corp., 5.000%, 07/15/22	258,044	0.3
160,000		NCR Corp., 6.375%, 12/15/23	158,200	0.2
69,000	#	Nuance Communications, Inc., 1.000%, 12/15/35	66,714	0.1
162,000		Nuance Communications, Inc., 1.500%, 11/01/35	174,656	0.2
375,000	#	ON Semiconductor Corp., 1.000%, 12/01/20	351,094	0.4
197,500		SkillSoft, 5.750%, 04/28/21	154,050	0.1
180,000		Synchronoss Technologies, Inc., 0.750%, 08/15/19	181,800	0.2

40

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
47,774	Vertafore, Inc., 4.250%, 07/31/16	47,433	0.0
		5,210,060	5.5

	Utilities: 2.3%
505,000	AES Corp., 4.875%, 05/15/23	444,400	0.5
100,000	AES Corp., 5.500%, 03/15/24	89,750	0.1
350	AES Red Oak, LLC, 8.540%, 11/30/19	366	0.0
675,000	NRG Energy, Inc., 6.250%, 05/01/24	570,510	0.6
150,000	NRG Energy, Inc., 6.250%, 07/15/22	130,875	0.1
275,000	NRG Energy, Inc., 7.625%, 01/15/18	288,063	0.3
540,000	# Talen Energy Supply LLC, 5.125%, 07/15/19	407,700	0.4
345,000	# Talen Energy Supply LLC, 6.500%, 06/01/25	229,425	0.3

		2,161,089	2.3

	Total Corporate Bonds/Notes
	(Cost $88,828,204)	79,281,143	83.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	# Timberstar Trust, 7.530%, 10/15/36	1,008,890	1.0

	Total Collateralized Mortgage Obligations
	(Cost $1,007,921)	1,008,890	1.0

FOREIGN GOVERNMENT BONDS: 0.0%
13,615	& Mashantucket Western Pequot Tribe, 2.000%, 07/01/36	75	0.0

	Total Foreign Government Bonds
	(Cost $518)	75	0.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: 6.5%
		Consumer Discretionary: 1.1%
3,636	@	Cengage Learning Holdings II L.P.	83,628	0.1
50,408		Ford Motor Co.	710,249	0.7
5,043		Starbucks Corp.	302,731	0.3
			1,096,608	1.1

		Energy: 0.3%
20	@	Green Field Energy Service, Inc.	–	–
25,289		Halcon Resources Corp.	31,864	0.0
6,900		Marathon Oil Corp.	86,871	0.1
3,743		Marathon Petroleum Corp.	194,037	0.2
11,755	@	SandRidge Energy, Inc.	2,351	0.0
			315,123	0.3

		Financials: 1.1%
1,252		Capital One Financial Corp.	90,369	0.1
5,760	@	Communications Sales & Leasing, Inc.	107,655	0.1
35,040	@	Forest City Enterprises, Inc.	768,427	0.8
1,630		JPMorgan Chase & Co.	107,629	0.1
1,476	#,@	Perseus Holding Corp.	–	–
			1,074,080	1.1

		Health Care: 1.8%
2,690		Aetna, Inc.	290,843	0.3
15,129	@	BioScrip, Inc.	26,476	0.0
1,274		Bio-Rad Laboratories, Inc.	176,653	0.2
2,670		Cigna Corp.	390,701	0.4
4,020	@	Mylan NV	217,361	0.3
4,129		Thermo Fisher Scientific, Inc.	585,699	0.6
			1,687,733	1.8

		Industrials: 0.8%
123	@	Ceva Holdings LLC	55,508	0.1
19,600	@	Commercial Vehicle Group, Inc.	54,096	0.1
9,985		General Cable Corp.	134,098	0.1
3,055		Joy Global, Inc.	38,524	0.0
5,449		Kennametal, Inc.	104,621	0.1
5,836	@	Liberty Tire Recycling	–	–
1,224		Orbital ATK, Inc.	109,352	0.1
4,490	@	United Continental Holdings, Inc.	257,277	0.3
			753,476	0.8

		Information Technology: 0.8%
5,800		EMC Corp.	148,944	0.2
13,491	@	NCR Corp.	329,990	0.3
3,986		TE Connectivity Ltd.	257,535	0.3
			736,469	0.8

		Materials: 0.6%
10,495		Axiall Corp.	161,623	0.2
4,308	@	LyondellBasell Industries NV - Class A	374,365	0.4
			535,988	0.6

		Telecommunication Services: 0.0%
4,800		Windstream Holdings, Inc.	30,912	0.0

	Total Common Stock
	(Cost $5,200,320)		6,230,389	6.5

PREFERRED STOCK: 2.4%
		Consumer Discretionary: 0.8%
7,900	@	Sealy Corp.	697,624	0.8

		Energy: 0.0%
285		Halcon Resources Corp.	19,024	0.0
1,016		SandRidge Energy, Inc. 7.0% Conv PS	2,540	0.0
1,400		SandRidge Energy, Inc. 8.5% Conv PS	6,650	0.0
			28,214	0.0

		Financials: 1.0%
22,770	P	Citigroup, Inc.	637,788	0.7
13,000	P	GMAC Capital Trust I	329,680	0.3
310	P	Morgan Stanley	8,227	0.0
775	#,@	Perseus Holding Corp.	–	–
			975,695	1.0

41

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Health Care: 0.5%
811	Alere, Inc.	227,056	0.3
125	@ Allergan PLC	128,772	0.1
150	@ Kindred Healthcare, Inc.	101,779	0.1
		457,607	0.5

	Industrials: 0.1%
267	@ Ceva Holdings Series A-2	120,163	0.1

	Total Preferred Stock
	(Cost $2,932,942)	2,279,303	2.4

RIGHTS: –%
	Health Care: –%
44	@ BioScrip, Inc.	–	–

	Total Rights
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $97,969,905)	88,799,800	93.1

SHORT-TERM INVESTMENTS: 5.5%
	Mutual Funds: 5.5%
5,223,470	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.270%††
	(Cost $5,223,470)	5,223,470	5.5

	Total Short-Term Investments
	(Cost $5,223,470)	5,223,470	5.5

	Total Investments in Securities (Cost $103,193,375)	$94,023,270	98.6
	Assets in Excess of Other Liabilities	1,312,141	1.4
	Net Assets	$95,335,411	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $103,750,287.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,163,483
Gross Unrealized Depreciation	(12,890,500)

Net Unrealized Depreciation	$(9,727,017)

42

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 20.7%
10,000	@	Autozone, Inc.	7,419,100	0.9
88,300	@	Bloomin Brands, Inc.	1,491,387	0.2
86,300		BorgWarner, Inc.	3,730,749	0.4
45,600		Brinker International, Inc.	2,186,520	0.3
70,600	@	Burlington Stores, Inc.	3,028,740	0.4
124,300	@	Carmax, Inc.	6,708,471	0.8
7,600	@	Chipotle Mexican Grill, Inc.	3,646,860	0.4
48,300		Choice Hotels International, Inc.	2,434,803	0.3
75,400		Coach, Inc.	2,467,842	0.3
57,000	@,L	Ctrip.com International Ltd. ADR	2,640,810	0.3
18,900		Delphi Automotive PLC	1,620,297	0.2
38,300		Dick's Sporting Goods, Inc.	1,353,905	0.2
57,200	@	Discovery Communications, Inc. - Class C	1,442,584	0.2
108,400		Dollar General Corp.	7,790,708	0.9
48,100	@	Dollar Tree, Inc.	3,714,282	0.4
96,000		Extended Stay America, Inc.	1,526,400	0.2
35,900	@,L	Ferrari NV	1,723,200	0.2
42,500	@	Five Below, Inc.	1,364,250	0.2
19,700	@,L	Fossil Group, Inc.	720,232	0.1
95,200		Gentex Corp.	1,524,152	0.2
284,900		Hanesbrands, Inc.	8,384,607	1.0
29,700		Harley-Davidson, Inc.	1,348,083	0.2
16,500		Harman International Industries, Inc.	1,554,465	0.2
109,000		Interpublic Group of Cos., Inc.	2,537,520	0.3
111,700	@	Kate Spade & Co.	1,984,909	0.2
55,300		L Brands, Inc.	5,298,846	0.6
62,500	@	Liberty Interactive Corp. QVC Group	1,707,500	0.2
23,800	L	Lululemon Athletica, Inc.	1,248,786	0.1
52,912	L	Marriott International, Inc.	3,547,221	0.4
76,300		Mattel, Inc.	2,073,071	0.2
46,300		McGraw-Hill Cos., Inc.	4,564,254	0.6
154,800	@	MGM Resorts International	3,517,056	0.4
94,700	@	Michaels Cos, Inc.	2,093,817	0.3
75,100		Newell Rubbermaid, Inc.	3,310,408	0.4
42,200	@	Norwegian Cruise Line Holdings Ltd.	2,472,920	0.3
21,200		Omnicom Group, Inc.	1,603,992	0.2
24,000	@	O'Reilly Automotive, Inc.	6,082,080	0.7
49,400	@	Pandora Media, Inc.	662,454	0.1
8,700	@	Panera Bread Co.	1,694,586	0.2
28,700	@	Papa John's International, Inc.	1,603,469	0.2
18,800	@	Polaris Industries, Inc.	1,615,860	0.2
88,900		Pulte Group, Inc.	1,584,198	0.2
32,300		PVH Corp.	2,378,895	0.3
24,600	@,L	Restoration Hardware Holdings, Inc.	1,954,470	0.2
145,200		Ross Stores, Inc.	7,813,212	0.9
23,600		Royal Caribbean Cruises Ltd.	2,388,556	0.3
115,700		Service Corp. International	3,010,514	0.4
26,800	@	Signet Jewelers Ltd.	3,314,892	0.4
36,500		Sotheby's	940,240	0.1
55,200		Starwood Hotels & Resorts Worldwide, Inc.	3,824,256	0.5
11,800	@,L	Tesla Motors, Inc.	2,832,118	0.3
50,700		Tiffany & Co.	3,867,903	0.5
69,600		Toll Brothers, Inc.	2,317,680	0.3
62,700		Tractor Supply Co.	5,360,850	0.6
18,400	@	TripAdvisor, Inc.	1,568,600	0.2
13,400	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,479,000	0.3
142,200	@	Vipshop Holdings Ltd. ADR	2,171,394	0.3
33,020	@,L	Wayfair, Inc.	1,572,412	0.2
37,000		Williams-Sonoma, Inc.	2,161,170	0.3
56,500	@	Wolverine World Wide, Inc.	944,115	0.1
18,400	L	Wynn Resorts Ltd.	1,273,096	0.2
			171,198,767	20.7

		Consumer Staples: 6.0%
47,600	@,L	Blue Buffalo Pet Products, Inc.	890,596	0.1
39,650		Brown-Forman Corp. - Class B	3,936,452	0.5
37,600		Church & Dwight Co., Inc.	3,191,488	0.4
13,000		Clorox Co.	1,648,790	0.2
38,400		Constellation Brands, Inc.	5,469,696	0.7
23,700		Dr Pepper Snapple Group, Inc.	2,208,840	0.3
120,700		Flowers Foods, Inc.	2,593,843	0.3
41,000	@	Fresh Market, Inc.	960,220	0.1
48,300	@	Hain Celestial Group, Inc.	1,950,837	0.2
49,500		Hershey Co.	4,418,865	0.5
13,600		JM Smucker Co.	1,677,424	0.2
47,800		McCormick & Co., Inc.	4,089,768	0.5
61,600		Mead Johnson Nutrition Co.	4,863,320	0.6
25,200		Monster Beverage Corp.	3,753,792	0.4
17,900		Pricesmart, Inc.	1,485,521	0.2
445,900	@	Rite Aid Corp.	3,495,856	0.4
61,400	@	Sprouts Farmers Market, Inc.	1,632,626	0.2
41,900		Whole Foods Market, Inc.	1,403,650	0.2
			49,671,584	6.0

		Energy: 1.7%
53,500		Cabot Oil & Gas Corp.	946,415	0.1
15,100		Cimarex Energy Co.	1,349,638	0.2
59,600		Columbia Pipeline Group, Inc.	1,192,000	0.1
16,000	@	Concho Resources, Inc./Midland TX	1,485,760	0.2
22,200	@,L	Continental Resources, Inc.	510,156	0.1
22,400	@	Diamondback Energy, Inc.	1,498,560	0.2

43

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Energy: (continued)
24,500		EQT Corp.	1,277,185	0.2
31,900		Oceaneering International, Inc.	1,196,888	0.1
10,300		Pioneer Natural Resources Co.	1,291,414	0.2
39,900	L	Range Resources Corp.	981,939	0.1
19,600		Tesoro Corp.	2,065,252	0.2
			13,795,207	1.7

		Financials: 9.2%
40,200		American Campus Communities, Inc.	1,661,868	0.2
56,200		Aon PLC	5,182,202	0.6
64,500		BankUnited, Inc.	2,325,870	0.3
64,933		CBOE Holdings, Inc.	4,214,152	0.5
94,400		Crown Castle International Corp.	8,160,880	1.0
106,100	@	E*Trade Financial Corp.	3,144,804	0.4
9,515		Equinix, Inc.	2,877,336	0.3
14,300	@	Federal Realty Investment Trust	2,089,230	0.2
84,300		Fifth Third Bancorp	1,694,430	0.2
35,400		Financial Engines, Inc.	1,191,918	0.1
129,100		FNF Group	4,475,897	0.5
21,600		Intercontinental Exchange, Inc.	5,535,216	0.7
39,100		Invesco Ltd.	1,309,068	0.2
57,400		Iron Mountain, Inc.	1,550,374	0.2
18,400		Jones Lang LaSalle, Inc.	2,941,424	0.4
77,000		Lazard Ltd.	3,465,770	0.4
38,000	L	LPL Financial Holdings, Inc.	1,620,700	0.2
69,700	@	Markit Ltd.	2,102,849	0.3
40,700	@	Moody's Corp.	4,083,838	0.5
34,300		MSCI, Inc. - Class A	2,474,059	0.3
25,200		Northern Trust Corp.	1,816,668	0.2
80,100		Progressive Corp.	2,547,180	0.3
21,300	@	SVB Financial Group	2,532,570	0.3
21,300	@	Taubman Centers, Inc.	1,634,136	0.2
108,400	@	TD Ameritrade Holding Corp.	3,762,564	0.5
26,699	@	WeWork Companies, Inc., Classs A	878,118	0.1
79,400		WisdomTree Investments, Inc.	1,244,992	0.1
			76,518,113	9.2

		Health Care: 15.2%
47,700	@	Acadia Pharmaceuticals, Inc.	1,700,505	0.2
70,200		Agilent Technologies, Inc.	2,935,062	0.4
8,600	@,L	Agios Pharmaceuticals, Inc.	558,312	0.1
48,200	@,L	Akorn, Inc.	1,798,342	0.2
31,800	@	Align Technology, Inc.	2,094,030	0.3
74,300	@	Alkermes PLC	5,897,934	0.7
16,600	@	Alnylam Pharmaceuticals, Inc.	1,562,724	0.2
55,800		AmerisourceBergen Corp.	5,787,018	0.7
9,800	@,L	Athenahealth, Inc.	1,577,506	0.2
85,000		Baxalta, Inc.	3,317,550	0.4
50,000	@	BioMarin Pharmaceutical, Inc.	5,238,000	0.6
10,700	@	Bluebird Bio, Inc.	687,154	0.1
67,900	@	Bruker BioSciences Corp.	1,647,933	0.2
139,184	@	Catalent, Inc.	3,483,776	0.4
40,100	@	Centene Corp.	2,638,981	0.3
43,400	@	Cerner Corp.	2,611,378	0.3
11,800	@	Clovis Oncology, Inc.	413,000	0.1
36,500	@	DaVita, Inc.	2,544,415	0.3
36,400		Dentsply International, Inc.	2,214,940	0.3
46,100	@	Endo International PLC	2,822,242	0.3
75,500	@	Envision Healthcare Holdings, Inc.	1,960,735	0.2
22,300	@	Henry Schein, Inc.	3,527,637	0.4
41,700	@,L	Horizon Pharma PLC	903,639	0.1
15,600		Humana, Inc.	2,784,756	0.3
56,600		Idexx Laboratories, Inc.	4,127,272	0.5
8,500	@	Illumina, Inc.	1,631,532	0.2
55,600	@	Incyte Corp., Ltd.	6,029,820	0.7
7,150	@,L	Intercept Pharmaceuticals, Inc.	1,067,853	0.1
12,000	@	Intuitive Surgical, Inc.	6,553,920	0.8
59,700	@	Ironwood Pharmaceuticals, Inc.	691,923	0.1
15,100	@	Jazz Pharmaceuticals PLC	2,122,456	0.3
20,100	@	Mallinckrodt PLC - W/I	1,500,063	0.2
31,700	@	Medidata Solutions, Inc.	1,562,493	0.2
35,700		Mednax, Inc.	2,558,262	0.3
12,000	@	Mettler Toledo International, Inc.	4,069,560	0.5
21,600	@	Neurocrine Biosciences, Inc.	1,221,912	0.2
15,700		Pacira Pharmaceuticals, Inc./DE	1,205,603	0.1
13,100	@	Puma Biotechnology, Inc.	1,027,040	0.1
26,200		Quintiles Transnational Holdings, Inc.	1,798,892	0.2
39,100	@	Seattle Genetics, Inc.	1,754,808	0.2
26,100	@	Sirona Dental Systems, Inc.	2,859,777	0.3
25,500	@	Team Health Holdings, Inc.	1,119,195	0.1
21,900		Teleflex, Inc.	2,878,755	0.4
11,100		Ultragenyx Pharmaceutical, Inc.	1,245,198	0.2
12,500		United Therapeutics Corp.	1,957,625	0.2
16,800		Universal Health Services, Inc.	2,007,432	0.2
102,700	@,L	Veeva Systems, Inc.	2,962,895	0.4
17,000	@	Vertex Pharmaceuticals, Inc.	2,139,110	0.3
26,000	@	WellCare Health Plans, Inc.	2,033,460	0.2
25,100		West Pharmaceutical Services, Inc.	1,511,522	0.2
118,950		Zoetis, Inc.	5,700,084	0.7
			126,046,031	15.2

		Industrials: 18.1%
49,000		Alaska Air Group, Inc.	3,944,990	0.5
7,300	@	Allegiant Travel Co.	1,225,159	0.1
62,800		Allegion Public Ltd.	4,139,776	0.5
53,562	@	Ametek, Inc.	2,870,388	0.3
29,400	@	Armstrong World Industries, Inc.	1,344,462	0.2

44

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
43,600	@	Avis Budget Group, Inc.	1,582,244	0.2
26,900		CH Robinson Worldwide, Inc.	1,668,338	0.2
29,500		Clarcor, Inc.	1,465,560	0.2
46,200	@	Colfax Corp.	1,078,770	0.1
24,800	@,L	Copa Holdings S.A.	1,196,848	0.1
44,500	@	Copart, Inc.	1,691,445	0.2
15,900	@	CoStar Group, Inc.	3,286,371	0.4
44,100	@	DigitalGlobe, Inc.	690,606	0.1
85,200		Donaldson Co., Inc.	2,441,832	0.3
41,000		Equifax, Inc.	4,566,170	0.6
53,700		Expeditors International Washington, Inc.	2,421,870	0.3
40,700	L	Fastenal Co.	1,661,374	0.2
67,600		Flowserve Corp.	2,844,608	0.3
52,800		Fortune Brands Home & Security, Inc.	2,930,400	0.4
35,100	@,L	Generac Holdings, Inc.	1,044,927	0.1
35,200	@	Genesee & Wyoming, Inc.	1,889,888	0.2
56,500		Graco, Inc.	4,071,955	0.5
64,500	@	Hertz Global Holdings, Inc.	917,835	0.1
16,100		Hubbell, Inc.	1,626,744	0.2
29,600		IDEX Corp.	2,267,656	0.3
37,800	@	IHS, Inc.	4,476,654	0.5
37,600		JB Hunt Transport Services, Inc.	2,758,336	0.3
33,100		Kansas City Southern	2,471,577	0.3
70,100		KAR Auction Services, Inc.	2,595,803	0.3
23,000	@	Kirby Corp.	1,210,260	0.1
23,900		Landstar System, Inc.	1,401,735	0.2
32,200	@	Manpower, Inc.	2,714,138	0.3
17,800	@	Middleby Corp.	1,920,086	0.2
42,500		Nielsen NV	1,980,500	0.2
19,800		Nordson Corp.	1,270,170	0.2
29,300	@	Old Dominion Freight Line	1,730,751	0.2
26,000		Paccar, Inc.	1,232,400	0.1
88,400		Ritchie Brothers Auctioneers, Inc.	2,131,324	0.3
41,700		Robert Half International, Inc.	1,965,738	0.2
26,000		Rockwell Collins, Inc.	2,399,800	0.3
118,810		Rollins, Inc.	3,077,179	0.4
24,300		Roper Technologies, Inc.	4,611,897	0.6
119,400	@	Sensata Technologies Holdings N.V.	5,499,564	0.7
19,000		Snap-On, Inc.	3,257,170	0.4
154,700		Southwest Airlines Co.	6,661,382	0.8
39,700	@	Spirit Airlines, Inc.	1,582,045	0.2
12,700	@	Stericycle, Inc.	1,531,620	0.2
97,300		Textron, Inc.	4,087,573	0.5
23,300	@	Towers Watson & Co.	2,993,118	0.4
19,100	@	TransDigm Group, Inc.	4,363,395	0.5
66,500	@	TransUnion	1,833,405	0.2
95,041	@	United Continental Holdings, Inc.	5,445,849	0.7
13,900		Valmont Industries, Inc.	1,473,678	0.2
84,200	@	Verisk Analytics, Inc.	6,473,296	0.8
16,800	@	WABCO Holdings, Inc.	1,717,968	0.2
42,800		Wabtec Corp.	3,043,936	0.4
30,400		Waste Connections, Inc.	1,712,128	0.2
10,000	L	WW Grainger, Inc.	2,025,900	0.2
50,800		Xylem, Inc.	1,854,200	0.2
			150,374,791	18.1

		Information Technology: 19.8%
74,000	@	Akamai Technologies, Inc.	3,894,620	0.5
15,500	@	Alliance Data Systems Corp.	4,286,835	0.5
106,300		Amphenol Corp.	5,552,049	0.7
18,200	@	Ansys, Inc.	1,683,500	0.2
92,500		ARM Holdings PLC ADR	4,184,700	0.5
37,341	@	Atlassian Corp. PLC	1,123,217	0.1
104,338	@	Atlassian Corp. PLC	2,981,563	0.3
25,900	@	Autodesk, Inc.	1,578,087	0.2
79,500	@	Black Knight Financial Services, Inc.	2,628,270	0.3
19,500	@	Check Point Software Technologies	1,586,910	0.2
45,800		Cognex Corp.	1,546,666	0.2
98,600		CoreLogic, Inc.	3,338,596	0.4
44,255	@	Dropbox, Inc. - Class A	416,046	0.1
19,495	@	Dropbox, Inc. - Class B	183,274	0.0
48,000	@	Electronic Arts, Inc.	3,298,560	0.4
20,600	@	EPAM Systems, Inc.	1,619,572	0.2
17,300		F5 Networks, Inc.	1,677,408	0.2
9,800		Factset Research Systems, Inc.	1,593,186	0.2
20,600		FEI Co.	1,643,674	0.2
85,900		Fidelity National Information Services, Inc.	5,205,540	0.6
65,200	@	Fiserv, Inc.	5,963,192	0.7
78,500		Fortinet, Inc.	2,446,845	0.3
50,600	@	Gartner, Inc.	4,589,420	0.6
65,500	@	Genpact Ltd.	1,636,190	0.2
49,900		Global Payments, Inc.	3,219,049	0.4
40,200	@	Guidewire Software, Inc.	2,418,432	0.3
46,100		Integrated Device Technology, Inc.	1,214,735	0.1
53,100		Intuit, Inc.	5,124,150	0.6
27,400	@,L	IPG Photonics Corp.	2,442,984	0.3
34,950	@	Keysight Technologies, Inc.	990,133	0.1
43,100		KLA-Tencor Corp.	2,988,985	0.4
68,800		Linear Technology Corp.	2,921,936	0.3
26,100	@	LinkedIn Corp.	5,874,588	0.7
33,100	@,L	Match Group, Inc.	448,505	0.1
13,400	@	Mercadolibre, Inc.	1,532,156	0.2
51,700		Microchip Technology, Inc.	2,406,118	0.3
48,600		Microsemi Corp.	1,583,874	0.2
49,100	@,L	Mobileye NV	2,075,948	0.2
25,100		Motorola Solutions, Inc.	1,718,095	0.2
44,700	@,L	NetSuite, Inc.	3,782,514	0.5
26,000	@	Palo Alto Networks, Inc.	4,579,640	0.6
37,500		Paychex, Inc.	1,983,375	0.2
75,600	@,L	Pure Storage, Inc.	1,177,092	0.1
52,800	@	QLIK Technologies, Inc.	1,671,648	0.2
75,300	@	Red Hat, Inc.	6,235,593	0.7
111,100		Sabre Corp.	3,107,467	0.4
44,700		SanDisk Corp.	3,396,753	0.4
66,600	@	ServiceNow, Inc.	5,764,896	0.7
53,700		Skyworks Solutions, Inc.	4,125,771	0.5
44,500	@	Splunk, Inc.	2,617,045	0.3
34,400		SS&C Technologies Holdings, Inc.	2,348,488	0.3
73,800	@	Trimble Navigation Ltd.	1,583,010	0.2

45

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
63,900	@	Twitter, Inc.	1,478,646	0.2
105,600	@	Vantiv, Inc.	5,007,552	0.6
54,600	@,L	VeriSign, Inc.	4,769,856	0.6
18,699		WEX, Inc.	1,652,992	0.2
37,647	@	Workday, Inc.	2,999,713	0.4
60,400		Xilinx, Inc.	2,836,988	0.3
23,900	L	Zillow Group, Inc. - A	622,356	0.1
47,800	@,L	Zillow Group, Inc. - C	1,122,344	0.1
			164,481,347	19.8

		Materials: 6.0%
21,900		Air Products & Chemicals, Inc.	2,849,409	0.3
35,000		Ashland, Inc.	3,594,500	0.4
77,500		Ball Corp.	5,636,575	0.7
27,100		Carpenter Technology Corp.	820,317	0.1
67,500		Celanese Corp.	4,544,775	0.6
51,200		CF Industries Holdings, Inc.	2,089,472	0.3
19,300		Compass Minerals International, Inc.	1,452,711	0.2
20,500		Eagle Materials, Inc.	1,238,815	0.2
4,800		NewMarket Corp.	1,827,504	0.2
46,100		PolyOne Corp.	1,464,136	0.2
81,800		RPM International, Inc.	3,604,108	0.4
77,200		Sealed Air Corp.	3,443,120	0.4
21,700		Sherwin-Williams Co.	5,633,320	0.7
119,100	L	Silver Wheaton Corp.	1,479,222	0.2
133,700	@	Stillwater Mining Co	1,145,809	0.1
53,900		Valspar Corp.	4,471,005	0.5
43,400		Vulcan Materials Co.	4,121,698	0.5
			49,416,496	6.0

		Telecommunication Services: 1.3%
74,650	@	SBA Communications Corp.	7,843,475	1.0
72,700	@	T-Mobile US, Inc.	2,844,024	0.3
			10,687,499	1.3

		Utilities: 0.5%
37,400		Atmos Energy Corp.	2,357,696	0.3
79,600		NiSource, Inc.	1,552,996	0.2
			3,910,692	0.5

	Total Common Stock
	(Cost $610,591,624)		816,100,527	98.5

PREFERRED STOCK: 1.4%
		Financials: 0.4%
44,396	@	WeWork Companies, Inc. - Series D-1	1,460,166	0.2
34,882	@	WeWork Companies, Inc. - Series D-2	1,147,254	0.1
24,709	@	WeWork Companies, Inc. - Series E	812,668	0.1
			3,420,088	0.4

		Information Technology: 1.0%
32,391	@	AirBNB, Inc. - Series D	3,015,421	0.4
3,719	@	AirBNB, Inc. - Series E	346,218	0.0
24,209	@	Dropbox, Inc. - Series A	227,591	0.0
118,921	@	Dropbox, Inc. - Series A-1	1,117,988	0.2
8,859	@	Flipkart - Series G	1,260,104	0.2
353,970	@	Tanium, Inc.- Series G	1,757,213	0.2
			7,724,535	1.0

	Total Preferred Stock
	(Cost $7,911,058)		11,144,623	1.4

	Total Long-Term Investments
	(Cost $618,502,682)		827,245,150	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc: 5.4%
8,443,479	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.31%, due 01/04/16 (Repurchase Amount $8,443,766, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $8,612,349, due 06/09/16-05/20/45)	8,443,479	1.0
10,567,478	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $10,567,872, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $10,778,828, due 01/15/16-04/01/51)	10,567,478	1.3
10,567,478	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $10,567,825, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $10,778,828, due 06/13/16-03/01/44)	10,567,478	1.3

46

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
10,567,478	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $10,567,860, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $10,778,828, due 01/15/16-10/20/65)	10,567,478	1.3
4,348,334	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $4,348,529, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $4,438,495, due 01/15/17-02/15/42)	4,348,334	0.5
		44,494,247	5.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
463,213	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $463,213)	463,213	0.0

	Total Short-Term Investments
	(Cost $44,957,460)	44,957,460	5.4

	Total Investments in Securities (Cost $663,460,142)	$872,202,610	105.3
	Liabilities in Excess of Other Assets	(43,685,436)	(5.3)
	Net Assets	$828,517,174	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $664,758,972.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$247,309,886
Gross Unrealized Depreciation	(39,866,248)

Net Unrealized Appreciation	$207,443,638

47

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 26.9%
186,300	@	Amazon.com, Inc.	125,918,307	7.2
26,600	@	Autozone, Inc.	19,734,806	1.1
271,900		BorgWarner, Inc.	11,754,237	0.7
204,600	@	Carmax, Inc.	11,042,262	0.6
24,100	@	Chipotle Mexican Grill, Inc.	11,564,385	0.7
78,600		Delphi Automotive PLC	6,738,378	0.4
91,520	@,L	Ferrari NV	4,392,960	0.2
3,088	@	Flipkart Online Services Pvt. Ltd.	439,237	0.0
577,400		Hanesbrands, Inc.	16,992,882	1.0
331,400		Hilton Worldwide Holdings, Inc.	7,091,960	0.4
65,800		Home Depot, Inc.	8,702,050	0.5
158,400		Las Vegas Sands Corp.	6,944,256	0.4
302,400		Lowe's Cos, Inc.	22,994,496	1.3
172,900	L	Marriott International, Inc.	11,591,216	0.7
872,760	@	MGM Resorts International	19,829,107	1.1
54,800		Netflix, Inc.	6,268,024	0.3
314,800		Nike, Inc.	19,675,000	1.1
47,959	@	Priceline.com, Inc.	61,145,327	3.5
218,900		Ross Stores, Inc.	11,779,009	0.7
118,900		Royal Caribbean Cruises Ltd.	12,033,869	0.7
236,700		Starbucks Corp.	14,209,101	0.8
84,280	@,L	Tesla Motors, Inc.	20,228,043	1.1
182,300		Tractor Supply Co.	15,586,650	0.9
256,400		Walt Disney Co.	26,942,512	1.5
			473,598,074	26.9

		Consumer Staples: 2.2%
33,900		Costco Wholesale Corp.	5,474,850	0.3
129,400		CVS Health Corp.	12,651,438	0.8
231,000		Walgreens Boots Alliance, Inc.	19,670,805	1.1
			37,797,093	2.2

		Financials: 5.4%
236,900		American Tower Corp.	22,967,455	1.3
12,800		Blackrock, Inc.	4,358,656	0.3
147,012		Crown Castle International Corp.	12,709,187	0.7
67,800		Intercontinental Exchange, Inc.	17,374,428	1.0
563,400		Morgan Stanley	17,921,754	1.0
157,400		State Street Corp.	10,445,064	0.6
242,800	@	TD Ameritrade Holding Corp.	8,427,588	0.5
5,062	@	WeWork Companies, Inc., Classs A	166,487	0.0
			94,370,619	5.4

		Health Care: 21.3%
197,200	@	Alexion Pharmaceuticals, Inc.	37,615,900	2.1
173,231	@	Allergan plc	54,134,688	3.1
160,000		Anthem, Inc.	22,310,400	1.3
45,400	@	Biogen, Inc.	13,908,290	0.8
80,900	@	BioMarin Pharmaceutical, Inc.	8,475,084	0.5
291,400		Bristol-Myers Squibb Co.	20,045,406	1.1
226,016	@	Celgene Corp.	27,067,676	1.5
93,000		Cigna Corp.	13,608,690	0.8
231,700		Gilead Sciences, Inc.	23,445,723	1.3
82,100		Humana, Inc.	14,655,671	0.8
30,800	@	Illumina, Inc.	5,911,906	0.3
122,000	@	Incyte Corp., Ltd.	13,230,900	0.8
46,600	@	Intuitive Surgical, Inc.	25,451,056	1.5
109,600		McKesson Corp.	21,616,408	1.2
31,800	@	Regeneron Pharmaceuticals, Inc.	17,263,266	1.0
180,400		UnitedHealth Group, Inc.	21,222,256	1.2
188,900	@	Valeant Pharmaceuticals International, Inc. - USD	19,201,685	1.1
124,300	@	Vertex Pharmaceuticals, Inc.	15,640,669	0.9
			374,805,674	21.3

		Industrials: 10.4%
711,200		American Airlines Group, Inc.	30,119,320	1.7
198,800		Boeing Co.	28,744,492	1.6
112,100	L	Canadian Pacific Railway Ltd	14,303,960	0.8
533,500		Danaher Corp.	49,551,480	2.8
64,600		FedEx Corp.	9,624,754	0.6
178,332		Flowserve Corp.	7,504,210	0.4
17,400	@	IHS, Inc.	2,060,682	0.1
101,300		Roper Technologies, Inc.	19,225,727	1.1
169,740	@	United Continental Holdings, Inc.	9,726,102	0.6
175,300		Wabtec Corp.	12,467,336	0.7
			183,328,063	10.4

		Information Technology: 29.7%
160,900	@	Akamai Technologies, Inc.	8,468,167	0.5
186,092	@	Alibaba Group Holding Ltd. ADR	15,123,697	0.8
81,250	@	Alphabet, Inc. - Class A	63,213,313	3.6
75,671		Alphabet, Inc. - Class C	57,425,208	3.3
344,800		Apple, Inc.	36,293,648	2.1
53,200	@,L	ASML Holding NV-NY REG	4,722,564	0.3
143,343	@	Dropbox, Inc. - Class A	1,347,582	0.1
481,500	@	Facebook, Inc.	50,393,790	2.9
136,100	@	Fiserv, Inc.	12,447,706	0.7
78,900	@	LinkedIn Corp.	17,758,812	1.0
84,501	@	LivingSocial.com	–	–
490,500		Mastercard, Inc.	47,755,080	2.7
1,053,500		Microsoft Corp.	58,448,180	3.3
256,500	@,L	Mobileye NV	10,844,820	0.6
89,700	@,L	NetSuite, Inc.	7,590,414	0.4
42,700		Palo Alto Networks, Inc.	7,521,178	0.4
228,100	@	PayPal Holdings, Inc.	8,257,220	0.5
239,964	@	Salesforce.com, Inc.	18,813,178	1.1
118,800	@	ServiceNow, Inc.	10,283,328	0.6
1,137,000		Tencent Holdings Ltd.	22,262,444	1.2
180,200	@,L	VeriSign, Inc.	15,742,272	0.9

48

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
620,700		Visa, Inc. - Class A	48,135,285	2.7
			522,847,886	29.7

		Materials: 1.0%
100,300		Ashland, Inc.	10,300,810	0.6
56,100		Martin Marietta Materials, Inc.	7,662,138	0.4
			17,962,948	1.0

		Telecommunication Services: 0.1%
44,200	@	T-Mobile US, Inc.	1,729,104	0.1

	Total Common Stock
	(Cost $1,228,942,341)		1,706,439,461	97.0

PREFERRED STOCK: 1.1%
		Consumer Discretionary: 0.2%
1,054	@	Flipkart Online Services Pvt. Ltd., - Series A	149,921	0.0
1,862	@	Flipkart Online Services Pvt. Ltd., - Series C	264,851	0.0
3,462	@	Flipkart Online Services Pvt. Ltd., - Series E	492,435	0.1
14,029	@	Flipkart Online Services Pvt. Ltd., - Series H	1,995,485	0.1
			2,902,692	0.2

		Financials: 0.1%
45,554	@	WeWork Companies, Inc. - Series E	1,498,251	0.1

		Information Technology: 0.8%
59,241	@	AirBNB, Inc. - Series D	5,515,005	0.3
16,058	@	AirBNB, Inc. - Series E	1,494,910	0.1
16,556	@	Flipkart - Series G	2,354,926	0.1
73,385	@	Uber Technologies, Inc. - Series G	3,579,150	0.2
68,026	@	Xiaoju Kuaizhi, Inc., Series A-17	2,079,997	0.1
			15,023,988	0.8

	Total Preferred Stock
	(Cost $15,555,205)		19,424,931	1.1

	Total Long-Term Investments
	(Cost $1,244,497,546)		1,725,864,392	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Securities Lending Collateralcc: 4.1%
17,248,744	BNP Paribas Bank, Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $17,249,311, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $17,593,719, due 06/06/16-05/04/37)	17,248,744	0.9
17,248,744	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $17,249,387, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $17,593,719, due 01/15/16-04/01/51)	17,248,744	1.0
13,782,070	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $13,782,508, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $14,057,751, due 11/15/44)	13,782,070	0.8
17,248,744	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $17,249,368, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $17,593,719, due 01/15/16-10/20/65)	17,248,744	1.0
7,097,511	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $7,097,830, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $7,244,674, due 01/15/17-02/15/42)	7,097,511	0.4
		72,625,813	4.1

49

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Affiliated Investment Companies: 2.2%
38,829,375	T. Rowe Price Reserve Investment Fund, 0.225%††
	(Cost $38,829,375)	38,829,375	2.2

	Total Short-Term Investments
	(Cost $111,455,188)	111,455,188	6.3

	Total Investments in Securities (Cost $1,355,952,734)	$1,837,319,580	104.4
	Liabilities in Excess of Other Assets	(78,044,934)	(4.4)
	Net Assets	$1,759,274,646	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $1,358,458,985.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$511,736,502
Gross Unrealized Depreciation	(32,875,907)

Net Unrealized Appreciation	$478,860,595

50

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Brazil: 0.2%
345,617	@,L	Petroleo Brasileiro SA ADR	1,486,153	0.2

		China: 6.1%
2,585,000		China Life Insurance Co., Ltd.	8,298,363	1.1
774,500		China Mobile Ltd.	8,717,854	1.2
21,246,000		China Telecom Corp., Ltd.	9,910,559	1.4
4,266,600	@,L	CRRC Corp. Ltd	5,241,356	0.7
4,230,000		Kunlun Energy Co. Ltd.	3,755,860	0.5
1,368,800		Sinopharm Group Co.	5,464,557	0.8
2,352,000		Weichai Power Co. Ltd.	2,590,163	0.4
			43,978,712	6.1

		France: 11.5%
473,266		AXA S.A.	12,931,388	1.8
273,888		BNP Paribas	15,495,933	2.1
191,520		Cie de Saint-Gobain	8,299,616	1.2
120,314		Cie Generale des Etablissements Michelin	11,451,858	1.6
638,860		Credit Agricole SA	7,528,458	1.0
135,141		Sanofi	11,517,016	1.6
103,640	L	Technip S.A.	5,154,073	0.7
242,964		Total S.A.	10,892,473	1.5
			83,270,815	11.5

		Germany: 12.0%
100,971		Bayer AG	12,610,374	1.7
85,980		Deutsche Boerse AG	7,557,785	1.0
144,348		Deutsche Post AG	4,035,675	0.6
156,915		HeidelbergCement AG	12,788,256	1.8
569,995		Infineon Technologies AG	8,309,838	1.2
74,860		Lanxess	3,444,868	0.5
103,258		Merck KGaA	9,997,581	1.4
193,800		Metro AG	6,173,983	0.9
42,620		Morphosys AG	2,652,028	0.4
34,327		Muenchener Rueckversicherungs-Gesellschaft AG	6,839,250	0.9
58,986		SAP SE	4,680,752	0.6
74,750		Siemens AG	7,231,793	1.0
			86,322,183	12.0

		Hong Kong: 2.8%
973,900		AIA Group Ltd.	5,819,133	0.8
485,640		Cheung Kong Property Holdings Ltd.	3,141,598	0.4
228,400	@	CK Hutchison Holdings Ltd. ADR	3,069,696	0.4
485,640		CK Hutchison Holdings Ltd.	6,527,938	0.9
6,871,000	L	Noble Group Ltd.	1,920,556	0.3
			20,478,921	2.8

		India: 1.3%
496,486		Housing Development Finance Corp.	9,443,085	1.3

		Israel: 2.3%
253,929		Teva Pharmaceutical Industries Ltd. ADR	16,667,900	2.3

		Italy: 3.0%
680,187		ENI S.p.A.	10,106,408	1.4
1,072,600		Intesa Sanpaolo SpA - ISP	3,562,124	0.5
1,493,810		UniCredit SpA	8,258,858	1.1
			21,927,390	3.0

		Japan: 6.9%
503,800		Konica Minolta Holdings, Inc.	5,045,648	0.7
1,282,100		Nissan Motor Co., Ltd.	13,424,539	1.9
171,300		SoftBank Group Corp.	8,645,580	1.2
240,400		Suntory Beverage & Food Ltd.	10,523,785	1.4
1,397,000		Toshiba Corp.	2,871,149	0.4
149,600		Toyota Motor Corp.	9,212,222	1.3
			49,722,923	6.9

		Netherlands: 5.4%
159,998		Akzo Nobel NV	10,690,910	1.5
216,195		Koninklijke Philips NV	5,518,249	0.8
150,904		Qiagen NV	4,090,152	0.6
455,036		Royal Dutch Shell PLC - Class B	10,370,755	1.4
374,301	L	SBM Offshore NV	4,728,471	0.6
427,150		TNT Express NV	3,613,210	0.5
			39,011,747	5.4

		Norway: 2.1%
485,530		Subsea 7 SA	3,436,573	0.5
166,074		Statoil ASA	2,316,197	0.3
573,623		Telenor ASA	9,561,476	1.3
			15,314,246	2.1

		Portugal: 0.9%
564,750		Galp Energia SGPS SA	6,589,919	0.9

		Russia: 0.4%
226,203	@	MMC Norilsk Nickel PJSC ADR	2,871,647	0.4

		Singapore: 2.8%
886,582		DBS Group Holdings Ltd.	10,390,302	1.4
3,902,000		Singapore Telecommunications Ltd.	10,060,390	1.4
			20,450,692	2.8

		South Korea: 5.6%
171,216		Hana Financial Group, Inc.	3,421,394	0.5
35,481		Hyundai Mobis	7,423,674	1.0
247,680	@	KB Financial Group, Inc. ADR	6,902,841	0.9
58,716	@	POSCO ADR	2,076,198	0.3
17,817		POSCO	2,495,829	0.4
34,081		Samsung Electronics Co., Ltd. GDR	18,069,237	2.5
			40,389,173	5.6

		Spain: 1.8%
178,256	L	Repsol YPF S.A.	1,962,479	0.3

51

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: (continued)
1,007,321		Telefonica S.A.	11,175,205	1.5
			13,137,684	1.8

		Sweden: 1.5%
364,710		Telefonaktiebolaget LM Ericsson	3,516,281	0.5
282,620		Getinge AB	7,403,304	1.0
			10,919,585	1.5

		Switzerland: 7.9%
199,690	@	ABB Ltd.	3,563,990	0.5
638,169	@	Credit Suisse Group AG	13,747,413	1.9
1,905,170		Glencore PLC	2,524,611	0.4
82,527		Novartis AG	7,098,913	1.0
57,076		Roche Holding AG	15,816,240	2.2
142,055		Swiss Re Ltd.	13,873,987	1.9
			56,625,154	7.9

		Taiwan: 0.6%
948,251		Taiwan Semiconductor Manufacturing Co., Ltd.	4,090,984	0.6

		Thailand: 0.7%
1,168,800		Bangkok Bank PCL - Foreign Reg	4,990,907	0.7

		United Kingdom: 20.5%
1,446,095		Aviva PLC	10,976,614	1.5
1,403,493		BAE Systems PLC	10,333,301	1.4
2,345,820		Barclays PLC	7,550,699	1.0
2,113,824		BP PLC	10,984,942	1.5
609,930		Sky PLC	9,998,490	1.4
451,664		CRH PLC - London	13,076,524	1.8
648,766		GlaxoSmithKline PLC	13,102,453	1.8
1,466,000		HSBC Holdings PLC	11,591,086	1.6
2,163,454		Kingfisher PLC	10,478,717	1.5
7,476,467		Lloyds Banking Group Plc	8,044,689	1.1
1,471,390		Marks & Spencer Group PLC	9,796,861	1.4
430,980		Petrofac Ltd.	5,055,294	0.7
702,723		Rexam PLC	6,267,977	0.9
748,061	@	Standard Chartered PLC	6,206,813	0.9
2,612,090		Tesco PLC	5,739,517	0.8
2,762,541		Vodafone Group PLC	8,958,329	1.2
			148,162,306	20.5

	Total Common Stock
	(Cost $625,817,843)		695,852,126	96.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.8%
	U.S. Government Agency Obligations: 2.7%
11,000,000	Farmer Mac Discount Notes, 0.120%, 01/04/16	11,000,000	1.6
8,000,000	Freddie Mac Discount Notes, 0.090%, 01/04/16	8,000,000	1.1
		19,000,000	2.7

	Securities Lending Collateralcc: 2.1%
3,686,971	Citigroup, Inc., Repurchase Agreement dated 12/31/15, 0.34%, due 01/04/16 (Repurchase Amount $3,687,108, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,760,710, due 01/15/16-04/01/51)	3,686,971	0.5
2,945,850	HSBC Securities USA, Repurchase Agreement dated 12/31/15, 0.29%, due 01/04/16 (Repurchase Amount $2,945,944, collateralized by various U.S. Government Securities, 3.000%, Market Value plus accrued interest $3,004,775, due 11/15/44)	2,945,850	0.4
3,686,971	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/15, 0.30%, due 01/04/16 (Repurchase Amount $3,687,092, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,760,710, due 06/13/16-03/01/44)	3,686,971	0.5
3,686,971	Nomura Securities, Repurchase Agreement dated 12/31/15, 0.33%, due 01/04/16 (Repurchase Amount $3,687,104, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $3,760,710, due 01/15/16-10/20/65)	3,686,971	0.5

52

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2015 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
1,517,067	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/15, 0.41%, due 01/04/16 (Repurchase Amount $1,517,135, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,548,523, due 01/15/17-02/15/42)	1,517,067	0.2
		15,523,830	2.1

	Total Short-Term Investments
	(Cost $34,523,773)	34,523,830	4.8

	Total Investments in Securities (Cost $660,341,616)	$730,375,956	101.1
	Liabilities in Excess of Other Assets	(7,689,416)	(1.1)
	Net Assets	$722,686,540	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2015.

Cost for federal income tax purposes is $664,448,248.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$158,702,381
Gross Unrealized Depreciation	(92,774,673)

Net Unrealized Appreciation	$65,927,708

53

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Shaun P. Mathews	Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews	Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2016

By	/s/ Todd Modic	Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2016